United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund (formerly named Janus Henderson Global Unconstrained Bond Fund)

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

FUND SNAPSHOT

This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending June 30, 2019, Janus Henderson Absolute Return Income Opportunities Fund’s Class I Shares returned 3.99%, compared with a 2.30% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bond markets gained during the period, driven by the expectation that central banks would extend highly accommodative monetary policies. Initially, a sell-off in riskier assets indicated that investors were concerned that the Federal Reserve (Fed) would continue its normalization program despite a slowing global economy. Consequently the difference in yields between corporate credits and those on their risk-free benchmarks widened during the autumn. This “spread” widening occurred both in the investment-grade and high-yield space. After the Fed reversed course and signaled its willingness to cut interest rates at some point in 2019, markets rallied, especially Treasuries. The yield on the 10-year U.S. Treasury slid 86 basis points (bps) to 2.00% by the end of the period. Corporate credits ultimately generated positive returns, with investment-grade securities aided by both their interest-rate component and spread narrowing.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility.

The Fund’s core of cash-based fixed income securities was the leading contributor to outperformance during the period. Included in this sleeve of the portfolio are corporate and securitized credits as well as sovereign debt, all of which generated positive returns. Detracting from performance were early-period positions aimed at capitalizing from a rise in credit spreads, which remained persistently low, and a position in the German Bund constructed to benefit from rising rates. Slow European growth throughout the period, however, kept downward pressure on Bund yields. Both of these types of positions occurred prior to the Fund’s change in management in February 2019. Other segments of the Fund’s interest-rate strategy, especially under new management, contributed modestly to performance.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. CDS are also used as part of a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While we foresee eventual rises in service sector inflation, goods inflation should remain well contained, being that it is less linked to decreasing U.S. unemployment. Global spare capacity should continue to make inexpensive imports a viable alternative to domestic products, although a trade war’s tax on consumers may limit imports’ disinflationary effects. We expect unemployment to move beyond its near 50-year low, to the mid 3% level by year-end. While core inflation may become slightly elevated given increasing wage pressures, it should remain well

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

contained in the 2% to 2.5% range over the next few years.

In global bond markets we continue to favor U.S. and Australian rates versus the rest of the world. We had been more dovish than market consensus in terms of the future path of short-term rates, but markets are now pricing in multiple cuts by both countries’ central banks over the next year.

Elsewhere, we like systemically important, highly rated Asian issuers such as government-related energy, telecom and banking entities and the U.S. “too-big-to-fail” banks, whose bonds should be supported by a robust regulatory environment focused on less risk taking and greater capital requirements.

We remain less supportive of European bond opportunities. Stresses in the eurozone have increased, particularly with an Italian coalition government focused on decreasing taxes and increasing spending with what appears to be little concern over growing deficits.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

2	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.60%	1.69%
Class A Shares MOP	1.52%	1.61%
Class C Shares**	0.80%	0.89%
Class D Shares	1.85%	2.19%
Class I Shares	1.96%	2.05%
Class N Shares	1.78%	1.96%
Class R Shares	0.84%	1.22%
Class S Shares	-0.45%	1.46%
Class T Shares	1.64%	1.72%
Weighted Average Maturity		3.5 Years
Average Effective Duration***		1.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	17.9%
AA	8.9%
A	13.6%
BBB	47.2%
Not Rated	9.8%
Other	2.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	66.4%
Asset-Backed/Commercial Mortgage-Backed Securities	30.5%
Commercial Paper	1.7%
OTC Purchased Options – Puts	0.2%
OTC Purchased Options – Calls	0.1%
Other	1.1%
100.0%

Emerging markets comprised 13.0% of total net assets.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.85%	0.37%	0.39%	1.03%	1.03%
Class A Shares at MOP	-1.06%	-0.60%	-0.57%
Class C Shares at NAV	2.96%	-0.37%	-0.34%	1.79%	1.79%
Class C Shares at CDSC	1.96%	-0.37%	-0.34%
Class D Shares(1)	3.95%	0.46%	0.47%	0.95%	0.91%
Class I Shares	3.99%	0.62%	0.63%	0.78%	0.78%
Class N Shares	4.00%	0.66%	0.67%	0.69%	0.69%
Class R Shares	3.37%	-0.06%	-0.05%	1.55%	1.51%
Class S Shares	3.58%	0.15%	0.17%	1.29%	1.26%
Class T Shares	3.78%	0.42%	0.43%	0.96%	0.96%
FTSE 3-Month U.S. Treasury Bill Index	2.30%	0.84%	0.83%
3-Month USD LIBOR	2.60%	1.12%	1.11%
Morningstar Quartile - Class I Shares	3rd	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	146/307	204/234	203/234

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about February 15, 2019, Nick Maroutsos is Portfolio Manager of the Fund.

Effective on or about June 28, 2019, Nick Maroutsos and Jason England are Co-Portfolio Managers of the Fund.

Effective June 28, 2019, the Fund’s primary benchmark index changed from the 3-Month USD LIBOR to the FTSE 3-Month US Treasury Bill Index. Janus Capital believes the FTSE 3-Month US Treasury Bill Index is a more appropriate benchmark against which to measure the Fund’s performance and regulators had signaled intent to phase out LIBOR as a key market interest rate by the end of 2021.

*The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,015.10	$4.85	$1,000.00	$1,019.98	$4.86	0.97%
Class C Shares	$1,000.00	$1,010.60	$8.56	$1,000.00	$1,016.20	$8.59	1.72%
Class D Shares	$1,000.00	$1,016.00	$4.05	$1,000.00	$1,020.78	$4.06	0.81%
Class I Shares	$1,000.00	$1,014.20	$3.25	$1,000.00	$1,021.57	$3.26	0.65%
Class N Shares	$1,000.00	$1,016.60	$0.95	$1,000.00	$1,023.85	$0.95	0.19%
Class R Shares	$1,000.00	$1,013.20	$7.11	$1,000.00	$1,017.67	$7.12	1.42%
Class S Shares	$1,000.00	$1,014.20	$5.86	$1,000.00	$1,018.92	$5.87	1.17%
Class T Shares	$1,000.00	$1,014.30	$4.10	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

Principal or Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 30.5%
La Trobe Financial Capital Markets Trust 2017-1,
30 Day Australian Bank Bill Rate + 2.9500%, 4.2700%, 1/14/49‡	1,000,000	AUD	$712,480
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 1.9000%, 3.2723%, 1/12/49‡	7,760,504	AUD	5,455,008
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 2.4000%, 3.7723%, 1/12/49‡	8,000,000	AUD	5,635,923
Liberty Series 2016-2,
30 Day Australian Bank Bill Rate + 2.7000%, 3.9047%, 8/25/48‡	891,632	AUD	628,971
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 1.4500%, 2.8177%, 7/10/50‡	8,282,077	AUD	5,805,221
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 3.7177%, 7/10/50‡	3,500,000	AUD	2,451,439
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 3.3047%, 10/25/50‡	1,500,000	AUD	1,054,034
Pepper I-Prime 2017-2 Trust,
30 Day Australian Bank Bill Rate + 2.0000%, 3.3500%, 12/13/48‡	4,574,965	AUD	3,148,630
Pepper I-Prime 2018-1 Trust,
30 Day Australian Bank Bill Rate + 1.6500%, 2.8550%, 11/23/49‡	8,200,000	AUD	5,709,960
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 3.4723%, 8/12/58‡	1,887,342	AUD	1,312,357
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 3.7677%, 3/9/50‡	8,200,000	AUD	5,852,160
Resimac Avoca Series 2014-1,
30 Day Australian Bank Bill Rate + 1.6500%, 3.0177%, 7/11/39‡	3,654,228	AUD	2,511,076
RESIMAC Bastille Trust Series 2017-1NC,
30 Day Australian Bank Bill Rate + 1.8500%, 3.2177%, 12/8/58‡	323,156	AUD	227,141
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 2.9723%, 1/12/46‡	2,707,922	AUD	1,899,775
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $43,173,673)			42,404,175
Corporate Bonds – 66.4%
Banking – 29.5%
Australia & New Zealand Banking Group Ltd,
90 Day Australian Bank Bill Rate + 2.7000%, 4.2603%, 5/17/26‡	3,000,000	AUD	2,162,584
Australia & New Zealand Banking Group Ltd,
AUD SWAP 5 YR + 1.8500%, 4.7500%, 5/13/27‡	2,000,000	AUD	1,471,383
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 3.8700%, 11/30/28‡	2,500,000	AUD	1,788,438
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 2.6500%, 4.0500%, 6/3/26‡	6,100,000	AUD	4,398,458
Commonwealth Bank of Australia,
ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	$1,680,000		1,689,526
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 2.8804%, 3/16/28‡	1,300,000	AUD	908,441
Horse Gallop Finance Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.5099%, 6/28/21‡	4,587,000		4,601,791
Lloyds Banking Group PLC, 3.6500%, 3/20/23	3,000,000	AUD	2,184,797
Lloyds Banking Group PLC, 3.9000%, 11/23/23	5,850,000	AUD	4,307,678
Macquarie Group Ltd, 6.2500%, 1/14/21	716,000		754,446
Macquarie Group Ltd,
90 Day Australian Bank Bill Rate + 1.1500%, 2.4504%, 12/15/22‡	3,460,000	AUD	2,430,214
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 3.6150%, 9/21/26‡	568,000	AUD	408,835
National Australia Bank Ltd, AUD SWAP 5 YR + 2.4000%, 4.0000%, 9/21/26‡	2,743,000	AUD	1,986,021
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,300,000		2,414,302
United Overseas Bank Ltd,
USD SWAP SEMI 30/360 5YR + 1.9950%, 3.7500%, 9/19/24‡	1,550,000		1,549,845
United Overseas Bank Ltd,
US Treasury Yield Curve Rate + 1.5000%, 3.7500%, 4/15/29 (144A)‡	700,000		721,717
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 3.1000%, 4.4663%, 3/10/26‡	1,200,000	AUD	868,665

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

Principal or Contract Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Westpac Banking Corp, AUD SWAP 5 YR + 1.9500%, 4.5000%, 3/11/27‡	5,810,000	AUD	$4,256,468
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	2,033,651
			40,937,260
Basic Industry – 0.7%
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	$955,000		991,053
Consumer Cyclical – 13.8%
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.8800%, 3.4034%, 2/22/22 (144A)‡	2,350,000		2,364,171
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.4421%, 4/9/21‡	1,610,000		1,609,265
General Motors Financial Co Inc, 3.2000%, 7/6/21	3,600,000		3,630,628
Hyundai Capital America, 3.0000%, 3/18/21 (144A)	600,000		603,040
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 3.5286%, 7/8/21‡	3,200,000		3,203,268
Hyundai Capital America, 3.1000%, 4/5/22	3,900,000		3,919,180
Volkswagen Financial Services Australia Pty Ltd, 3.3000%, 2/28/22	5,190,000	AUD	3,738,797
			19,068,349
Electric – 4.0%
AusNet Services Holdings Pty Ltd, 5.3750%, 7/2/24	3,400,000	AUD	2,697,206
ETSA Utilities Finance Pty Ltd,
90 Day Australian Bank Bill Rate + 1.0200%, 2.4441%, 8/29/22‡	1,050,000	AUD	738,597
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	2,100,000		2,156,423
			5,592,226
Financial Institutions – 3.0%
Liberty Financial Pty Ltd, 5.1000%, 6/1/20	3,500,000	AUD	2,493,793
Liberty Financial Pty Ltd, 5.1000%, 4/9/21	2,350,000	AUD	1,689,514
			4,183,307
Government Sponsored – 10.3%
Bank of China Ltd/London, ICE LIBOR USD 3 Month + 0.7300%, 3.2016%, 6/7/21‡	1,100,000		1,100,550
Bank of China Ltd/Macau,
ICE LIBOR USD 3 Month + 0.7500%, 3.3936%, 11/20/21‡	1,150,000		1,151,610
CNOOC Curtis Funding No 1 Pty Ltd, 4.5000%, 10/3/23	4,550,000		4,861,535
Export-Import Bank of Korea,
ICE LIBOR USD 3 Month + 0.5750%, 3.0953%, 6/1/21‡	2,400,000		2,405,162
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	800,000		816,138
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		815,620
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	3,130,000		3,174,508
			14,325,123
Real Estate Investment Trusts (REITs) – 1.1%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,469,437
Semiconductor & Semiconductor Equipment – 1.2%
Broadcom Inc, 3.1250%, 4/15/21 (144A)	1,660,000		1,670,737
Transportation – 2.8%
Sydney Airport Finance Co Pty Ltd, 3.9000%, 3/22/23 (144A)	100,000		104,188
Sydney Airport Finance Co Pty Ltd, 3.6250%, 4/28/26 (144A)	3,700,000		3,794,405
			3,898,593
Total Corporate Bonds (cost $91,283,385)			92,136,085
Commercial Paper – 1.7%
ETP Legacy LP, 0%, 7/1/19 (144A)◊ (cost $2,399,410)	2,400,000		2,399,473
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Citibank:
EUR Currency,
Notional amount $9,235,000, premiums paid $249,945, unrealized depreciation $(105,953), exercise price $1.17, expires 2/26/20* (premiums paid $249,945)	9,235,000		143,992

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

Principal or Contract Amounts		Value
OTC Purchased Options – Puts – 0.2%
Counterparty/Reference Asset
Citibank:
EUR Currency,
Notional amount $9,235,000, premiums paid $248,468, unrealized appreciation $44,272, exercise price $1.17, expires 2/26/20* (premiums paid $248,468)	9,235,000	$292,740
Total Investments (total cost $137,354,881) – 98.9%		137,376,465
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		1,514,471
Net Assets – 100%		$138,890,936

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$80,455,624	58.6%
United States	19,628,746	14.3
China	15,706,132	11.4
United Kingdom	6,492,475	4.7
Germany	6,102,968	4.4
Singapore	5,594,305	4.1
South Korea	2,405,162	1.8
Switzerland	991,053	0.7

Total	$137,376,465	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Australian Dollar	9/6/19	(122,200,000)	$85,249,775	$(705,529)
Japanese Yen	7/9/19	(155,000,000)	1,440,025	1,277

				(704,252)
JPMorgan Chase & Co.:
Australian Dollar	9/6/19	500,000	(344,495)	7,204
Total				$(697,048)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
3-Year Australian Bond	48	9/16/19	$3,874,420	$7,914	$(958)
5-Year US Treasury Note	13	9/30/19	1,536,031	19,094	-
Total				$27,008	$(958)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
ICE LIBOR USD 3 Month	2.5100% Fixed Rate	Quarterly	2/22/2022	39,400,000	USD	$171	$(629,584)	$(14,207)
2.7338% Fixed Rate	ICE LIBOR USD 3 Month	Semiannual	2/22/2030	9,000,000	USD	174	685,087	(112)

Total						$345	$55,503	$(14,319)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 8,481	$ -	$ 8,481
Purchased options contracts, at value	436,732	-	436,732

Total Asset Derivatives	$445,213	$ -	$445,213

Liability Derivatives:
Forward foreign currency exchange contracts	$705,529	$ -	$705,529
Variation margin payable	-	15,277	15,277

Total Liability Derivatives	$705,529	$ 15,277	$720,806

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(8,744,972)	$ -	$ -	$(31,985,687)	$(43,697,567)	$(84,428,226)
Forward foreign currency exchange contracts	-	-	8,449,612	-	-	8,449,612
Purchased options contracts	(81,184)	-	(475,091)	(1,083,134)	(1,808,792)	(3,448,201)
Purchased swaption contracts	-	(449,259)	-	-	136,020	(313,239)
Swap contracts	-	(12,546,291)	-	-	147,645	(12,398,646)
Written options contracts	3,792,755	-	(296,238)	30,284,197	30,673,689	64,454,403
Written swaption contracts	-	6,779,645	-	-	(56,102)	6,723,543

Total	$(5,033,401)	$ (6,215,905)	$7,678,283	$ (2,784,624)	$(14,605,107)	$(20,960,754)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 4,768,500	$ -	$ -	$ -	$ 5,573,454	$ 10,341,954
Forward foreign currency exchange contracts	-	-	(375,914)	-	-	(375,914)
Purchased options contracts	-	-	(46,590)	(66,303)		(112,893)
Swap contracts	-	(12,442,612)	-	-	55,503	(12,387,109)
Written options contracts	-	-	(116,207)	-	-	(116,207)

Total	$ 4,768,500	$(12,442,612)	$ (538,711)	$ (66,303)	$ 5,628,957	$ (2,650,169)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Credit default swaps, buy protection	$ (14,310,409)
Forward foreign currency exchange contracts, purchased	25,571,268
Forward foreign currency exchange contracts, sold	83,094,537
Futures contracts, purchased	270,465,560
Futures contracts, sold	500,138,830
Interest rate swaps, pay fixed rate/receive floating rate	(137,770)
Interest rate swaps, receive fixed rate/pay floating rate	158,910
Purchased options contracts, call	824,742
Purchased options contracts, put	486,056
Purchased swaption contracts, call	89,745
Purchased swaption contracts, put	116,929
Written options contracts, call	1,238,213
Written options contracts, put	977,768
Written swaption contracts, call	272,453
Written swaption contracts, put	121,433

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $14,805,207, which represents 10.7% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$42,404,175	$-
Corporate Bonds	-	92,136,085	-
Commercial Paper	-	2,399,473	-
OTC Purchased Options – Calls	-	143,992	-
OTC Purchased Options – Puts	-	292,740	-
Total Investments in Securities	$-	$137,376,465	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	8,481	-
Total Assets	$-	$137,384,946	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$705,529	$-
Variation Margin Payable	958	14,319	-
Total Liabilities	$958	$719,848	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$136,939,733
Purchased options, at value(2)	436,732
Deposits with brokers for centrally cleared derivatives	240,000
Deposits with brokers for futures	100,000
Forward foreign currency exchange contracts	8,481
Cash denominated in foreign currency(3)	2,032,198
Non-interested Trustees' deferred compensation	3,513
Receivables:
Investments sold	4,413,103
Interest	757,166
Fund shares sold	58,474
Other assets	83,442
Total Assets	145,072,842
Liabilities:
Due to custodian	4,278,073
Forward foreign currency exchange contracts	705,529
Variation margin payable	15,277
Payables:	—
Fund shares repurchased	665,959
Professional fees	92,205
Advisory fees	64,440
Dividends	29,642
Transfer agent fees and expenses	27,536
12b-1 Distribution and shareholder servicing fees	22,026
Custodian fees	9,004
Investments purchased	8,806
Non-interested Trustees' deferred compensation fees	3,513
Non-interested Trustees' fees and expenses	1,672
Affiliated fund administration fees payable	297
Accrued expenses and other payables	257,927
Total Liabilities	6,181,906
Net Assets	$138,890,936

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$319,685,657
Total distributable earnings (loss)	(180,794,721)
Total Net Assets	$138,890,936
Net Assets - Class A Shares	$25,376,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,841,416
Net Asset Value Per Share(4)	$8.93
Maximum Offering Price Per Share(5)	$9.38
Net Assets - Class C Shares	$18,983,257
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,127,305
Net Asset Value Per Share(4)	$8.92
Net Assets - Class D Shares	$9,437,484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,056,167
Net Asset Value Per Share	$8.94
Net Assets - Class I Shares	$57,628,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,458,265
Net Asset Value Per Share	$8.92
Net Assets - Class N Shares	$2,453,509
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	274,841
Net Asset Value Per Share	$8.93
Net Assets - Class R Shares	$949,639
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,274
Net Asset Value Per Share	$8.94
Net Assets - Class S Shares	$159,830
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,879
Net Asset Value Per Share	$8.94
Net Assets - Class T Shares	$23,902,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,678,356
Net Asset Value Per Share	$8.92

(1) Includes cost of $136,856,468.

(2) Premiums paid of $498,413.

(3) Includes cost of $2,032,198.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$22,299,706
Dividends	3,883,098
Interest proceeds from short sales	35,277
Other income	149,520
Total Investment Income	26,367,601
Expenses:
Advisory fees	5,132,592
12b-1 Distribution and shareholder servicing fees:
Class A Shares	104,771
Class C Shares	288,219
Class R Shares	4,373
Class S Shares	3,118
Transfer agent administrative fees and expenses:
Class D Shares	12,634
Class R Shares	2,367
Class S Shares	3,108
Class T Shares	127,679
Transfer agent networking and omnibus fees:
Class A Shares	9,824
Class C Shares	23,203
Class I Shares	292,262
Other transfer agent fees and expenses:
Class A Shares	3,390
Class C Shares	2,390
Class D Shares	4,553
Class I Shares	25,054
Class N Shares	262
Class R Shares	1
Class S Shares	17
Class T Shares	383
Registration fees	170,558
Professional fees	143,455
Custodian fees	92,164
Shareholder reports expense	88,557
Short sales dividends expense	62,513
Affiliated fund administration fees	18,113
Non-interested Trustees’ fees and expenses	7,320
Short sale fees and expenses	3,888
Other expenses	80,541
Total Expenses	6,707,309
Less: Excess Expense Reimbursement and Waivers	(167,149)
Net Expenses	6,540,160
Net Investment Income/(Loss)	19,827,441

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,425,493
Purchased options contracts	(3,448,201)
Purchased swaption contracts	(313,239)
Forward foreign currency exchange contracts	8,449,612
Futures contracts	(84,428,226)
Short sales	5,221,879
Swap contracts	(12,398,646)
Written options contracts	64,454,403
Written swaption contracts	6,723,543
Total Net Realized Gain/(Loss) on Investments	(13,313,382)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,569,084
Purchased options contracts	(112,893)
Forward foreign currency exchange contracts	(375,914)
Futures contracts	10,341,954
Swap contracts	(12,387,109)
Written options contracts	(116,207)
Total Change in Unrealized Net Appreciation/Depreciation	14,918,915
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,432,974

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$19,827,441	$34,039,800
Net realized gain/(loss) on investments	(13,313,382)	(132,714,513)
Change in unrealized net appreciation/depreciation	14,918,915	(7,678,882)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,432,974	(106,353,595)
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,386,506)	N/A
Class C Shares	(759,779)	N/A
Class D Shares	(352,346)	N/A
Class I Shares	(24,148,587)	N/A
Class N Shares	(252,144)	N/A
Class R Shares	(26,111)	N/A
Class S Shares	(37,461)	N/A
Class T Shares	(1,721,295)	N/A
Total Dividends and Distributions to Shareholders	(28,684,229)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(2,273,073)
Class C Shares	N/A	(812,473)
Class D Shares	N/A	(343,498)
Class I Shares	N/A	(40,212,821)
Class N Shares	N/A	(776,901)
Class R Shares	N/A	(13,400)
Class S Shares	N/A	(18,256)
Class T Shares	N/A	(4,235,861)
Total Dividends from Net Investment Income	N/A	(48,686,283)
Net Decrease from Dividends and Distributions to Shareholders	(28,684,229)	(48,686,283)
Capital Share Transactions:
Class A Shares	(36,694,149)	(55,300,949)
Class C Shares	(27,005,160)	(10,539,508)
Class D Shares	(3,122,304)	(2,933,609)
Class I Shares	(1,102,440,602)	(396,889,973)
Class N Shares	(75,336,326)	80,861,893
Class R Shares	(15,119)	487,660
Class S Shares	(1,373,731)	462,276
Class T Shares	(86,843,462)	(92,951,828)
Net Increase/(Decrease) from Capital Share Transactions	(1,332,830,853)	(476,804,038)
Net Increase/(Decrease) in Net Assets	(1,340,082,108)	(631,843,916)
Net Assets:
Beginning of period	1,478,973,044	2,110,816,960
End of period(2)	$138,890,936	$1,478,973,044

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $1,750,045 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.88	$9.64	$9.70	$9.71	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.14	0.19	0.18	0.09
Net realized and unrealized gain/(loss)	0.16	(0.70)	0.14	0.06	(0.27)
Total from Investment Operations	0.34	(0.56)	0.33	0.24	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.20)	(0.38)	(0.13)	(0.07)
Return of capital	—	—	(0.01)	(0.12)	(0.05)
Total Dividends and Distributions	(0.29)	(0.20)	(0.39)	(0.25)	(0.12)
Net Asset Value, End of Period	$8.93	$8.88	$9.64	$9.70	$9.71
Total Return*	3.85%	(5.91)%	3.51%	2.54%	(1.86)%
Net Assets, End of Period (in thousands)	$25,377	$62,043	$123,769	$85,242	$82,298
Average Net Assets for the Period (in thousands)	$42,125	$107,328	$103,307	$81,615	$44,607
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.00%	1.01%	1.01%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.00%	1.01%	1.01%	1.07%
Ratio of Net Investment Income/(Loss)	2.01%	1.43%	1.94%	1.90%	0.93%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.88	$9.63	$9.69	$9.69	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.07	0.12	0.11	0.02
Net realized and unrealized gain/(loss)	0.15	(0.69)	0.14	0.07	(0.28)
Total from Investment Operations	0.26	(0.62)	0.26	0.18	(0.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.13)	(0.31)	(0.09)	(0.03)
Return of capital	—	—	(0.01)	(0.09)	(0.03)
Total Dividends and Distributions	(0.22)	(0.13)	(0.32)	(0.18)	(0.06)
Net Asset Value, End of Period	$8.92	$8.88	$9.63	$9.69	$9.69
Total Return*	2.96%	(6.49)%	2.75%	1.87%	(2.59)%
Net Assets, End of Period (in thousands)	$18,983	$45,990	$60,913	$45,452	$51,993
Average Net Assets for the Period (in thousands)	$30,267	$58,477	$54,205	$45,549	$26,045
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.72%	1.75%	1.76%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.72%	1.75%	1.76%	1.80%
Ratio of Net Investment Income/(Loss)	1.22%	0.69%	1.22%	1.12%	0.23%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.89	$9.64	$9.70	$9.71	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.14	0.19	0.18	0.10
Net realized and unrealized gain/(loss)	0.17	(0.68)	0.15	0.06	(0.27)
Total from Investment Operations	0.34	(0.54)	0.34	0.24	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.21)	(0.39)	(0.13)	(0.08)
Return of capital	—	—	(0.01)	(0.12)	(0.05)
Total Dividends and Distributions	(0.29)	(0.21)	(0.40)	(0.25)	(0.13)
Net Asset Value, End of Period	$8.94	$8.89	$9.64	$9.70	$9.71
Total Return*	3.95%	(5.73)%	3.55%	2.53%	(1.68)%
Net Assets, End of Period (in thousands)	$9,437	$12,526	$16,621	$14,162	$13,269
Average Net Assets for the Period (in thousands)	$10,576	$15,676	$15,427	$13,166	$7,698
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	0.92%	0.97%	1.01%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.97%	1.01%	1.01%
Ratio of Net Investment Income/(Loss)	1.91%	1.50%	2.01%	1.92%	0.98%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.88	$9.64	$9.70	$9.70	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.16	0.21	0.21	0.12
Net realized and unrealized gain/(loss)	0.12	(0.69)	0.15	0.07	(0.28)
Total from Investment Operations	0.35	(0.53)	0.36	0.28	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.23)	(0.41)	(0.15)	(0.09)
Return of capital	—	—	(0.01)	(0.13)	(0.06)
Total Dividends and Distributions	(0.31)	(0.23)	(0.42)	(0.28)	(0.15)
Net Asset Value, End of Period	$8.92	$8.88	$9.64	$9.70	$9.70
Total Return*	3.99%	(5.67)%	3.79%	2.90%	(1.56)%
Net Assets, End of Period (in thousands)	$57,628	$1,166,188	$1,685,309	$1,168,251	$1,104,105
Average Net Assets for the Period (in thousands)	$652,474	$1,704,727	$1,409,826	$1,035,919	$731,773
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.74%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.74%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	2.61%	1.67%	2.22%	2.15%	1.26%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.89	$9.64	$9.70	$9.70	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.16	0.22	0.21	0.12
Net realized and unrealized gain/(loss)	0.08	(0.68)	0.14	0.07	(0.28)
Total from Investment Operations	0.35	(0.52)	0.36	0.28	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.23)	(0.41)	(0.15)	(0.09)
Return of capital	—	—	(0.01)	(0.13)	(0.06)
Total Dividends and Distributions	(0.31)	(0.23)	(0.42)	(0.28)	(0.15)
Net Asset Value, End of Period	$8.93	$8.89	$9.64	$9.70	$9.70
Total Return*	4.00%	(5.51)%	3.82%	2.93%	(1.58)%
Net Assets, End of Period (in thousands)	$2,454	$78,752	$5,444	$3,967	$3,099
Average Net Assets for the Period (in thousands)	$7,437	$31,271	$5,122	$3,265	$1,667
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.66%	0.71%	0.73%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.66%	0.71%	0.73%	0.77%
Ratio of Net Investment Income/(Loss)	2.79%	1.80%	2.25%	2.22%	1.22%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

Class R Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(2)
Net Asset Value, Beginning of Period	$8.89	$9.64	$9.70	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.09	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	0.18	(0.69)	0.15	0.06	(0.26)
Total from Investment Operations	0.29	(0.60)	0.29	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.15)	(0.34)	(0.11)	(0.04)
Return of capital	—	—	(0.01)	(0.10)	(0.03)
Total Dividends and Distributions	(0.24)	(0.15)	(0.35)	(0.21)	(0.07)
Net Asset Value, End of Period	$8.94	$8.89	$9.64	$9.70	$9.70
Total Return*	3.37%	(6.28)%	3.05%	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$950	$959	$551	$211	$50
Average Net Assets for the Period (in thousands)	$949	$836	$343	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.52%	1.47%	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.52%	1.47%	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	1.27%	0.91%	1.42%	1.56%	0.71%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.89	$9.63	$9.70	$9.70	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.11	0.17	0.17	0.07
Net realized and unrealized gain/(loss)	0.13	(0.69)	0.14	0.07	(0.28)
Total from Investment Operations	0.31	(0.58)	0.31	0.24	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.16)	(0.37)	(0.13)	(0.06)
Return of capital	—	—	(0.01)	(0.11)	(0.04)
Total Dividends and Distributions	(0.26)	(0.16)	(0.38)	(0.24)	(0.10)
Net Asset Value, End of Period	$8.94	$8.89	$9.63	$9.70	$9.70
Total Return*	3.58%	(6.08)%	3.24%	2.51%	(2.13)%
Net Assets, End of Period (in thousands)	$160	$1,500	$1,071	$541	$487
Average Net Assets for the Period (in thousands)	$1,251	$949	$716	$463	$288
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.26%	1.21%	1.23%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.22%	1.17%	1.14%	1.36%
Ratio of Net Investment Income/(Loss)	1.97%	1.17%	1.75%	1.79%	0.71%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.88	$9.63	$9.69	$9.70	$10.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.14	0.19	0.18	0.10
Net realized and unrealized gain/(loss)	0.14	(0.68)	0.15	0.07	(0.28)
Total from Investment Operations	0.33	(0.54)	0.34	0.25	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.21)	(0.39)	(0.14)	(0.08)
Return of capital	—	—	(0.01)	(0.12)	(0.05)
Total Dividends and Distributions	(0.29)	(0.21)	(0.40)	(0.26)	(0.13)
Net Asset Value, End of Period	$8.92	$8.88	$9.63	$9.69	$9.70
Total Return*	3.78%	(5.73)%	3.58%	2.60%	(1.80)%
Net Assets, End of Period (in thousands)	$23,902	$111,015	$217,138	$164,055	$195,190
Average Net Assets for the Period (in thousands)	$51,775	$193,808	$193,689	$173,502	$118,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.93%	0.95%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.92%	0.94%	0.94%	1.01%
Ratio of Net Investment Income/(Loss)	2.13%	1.49%	2.02%	1.92%	0.99%
Portfolio Turnover Rate	170%	119%	145%	149%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (formerly Janus Henderson Global Unconstrained Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

24	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

28	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

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Notes to Financial Statements

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to individual equity risk.

During the year, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

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During the year, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain

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Notes to Financial Statements

markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at June 30, 2019.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index

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Notes to Financial Statements

swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

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Notes to Financial Statements

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2019.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

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Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal

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Notes to Financial Statements

National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,277	$(1,277)	$—	$—
Citibank	436,732	—	—	436,732
JPMorgan Chase & Co.	7,204	—	—	7,204

Total	$445,213	$(1,277)	$—	$443,936
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$705,529	$(1,277)	$—	$704,252

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC ("Janus Capital") an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

The Fund’s actual investment advisory fee rate for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.73% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. The previous expense limit (until November 1, 2018) was 0.82%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

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Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $3,933.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $315 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $15,696.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $3,805,320 in purchases and $138,454,628 in sales, resulting in a net realized gain of $159,133. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,312,728	$ -	$(182,170,937)	$ -	$ -	$ 59,904	$ 3,584

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(82,609,808)	$(99,561,129)	$ (182,170,937)

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Note the capital loss carryforward are subject to limitation. Assuming no additional future limitations, a minimum of $11,422,577 should be available to offset future realized capital gains in fiscal year end June 30, 2020.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 137,372,881	$ 1,196,560	$ (1,192,976)	$ 3,584

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (677,610)	$ 63,417	$ -	$ 63,417

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,684,229	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 48,686,283	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 6,197	$ 8,415,958	$ (8,422,155)

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	443,537	$ 3,926,548	2,985,975	$ 28,694,960
Reinvested dividends and distributions	120,349	1,066,237	201,630	1,921,366
Shares repurchased	(4,706,934)	(41,686,934)	(9,045,168)	(85,917,275)
Net Increase/(Decrease)	(4,143,048)	$ (36,694,149)	(5,857,563)	$ (55,300,949)
Class C Shares:
Shares sold	211,405	$ 1,870,027	1,416,072	$ 13,575,620
Reinvested dividends and distributions	72,798	644,671	70,712	670,327
Shares repurchased	(3,338,169)	(29,519,858)	(2,632,179)	(24,785,455)
Net Increase/(Decrease)	(3,053,966)	$ (27,005,160)	(1,145,395)	$ (10,539,508)
Class D Shares:
Shares sold	54,846	$ 486,968	296,160	$ 2,842,293
Reinvested dividends and distributions	36,822	326,648	34,554	328,369
Shares repurchased	(444,987)	(3,935,920)	(645,341)	(6,104,271)
Net Increase/(Decrease)	(353,319)	$ (3,122,304)	(314,627)	$ (2,933,609)
Class I Shares:
Shares sold	3,888,596	$ 34,398,246	60,816,331	$ 582,072,842
Reinvested dividends and distributions	2,406,155	21,311,596	3,449,933	32,765,596
Shares repurchased	(131,103,909)	(1,158,150,444)	(107,864,217)	(1,011,728,411)
Net Increase/(Decrease)	(124,809,158)	$(1,102,440,602)	(43,597,953)	$ (396,889,973)
Class N Shares:
Shares sold	38,594	$ 328,224	15,033,504	$ 141,982,244
Reinvested dividends and distributions	28,606	252,073	84,232	776,178
Shares repurchased	(8,652,947)	(75,916,623)	(6,822,051)	(61,896,529)
Net Increase/(Decrease)	(8,585,747)	$ (75,336,326)	8,295,685	$ 80,861,893
Class R Shares:
Shares sold	38,100	$ 337,302	82,605	$ 790,392
Reinvested dividends and distributions	2,942	26,111	1,415	13,400
Shares repurchased	(42,667)	(378,532)	(33,333)	(316,132)
Net Increase/(Decrease)	(1,625)	$ (15,119)	50,687	$ 487,660
Class S Shares:
Shares sold	459,590	$ 4,044,392	205,133	$ 1,874,652
Reinvested dividends and distributions	4,225	37,461	1,914	18,237
Shares repurchased	(614,648)	(5,455,584)	(149,492)	(1,430,613)
Net Increase/(Decrease)	(150,833)	$ (1,373,731)	57,555	$ 462,276
Class T Shares:
Shares sold	380,616	$ 3,351,622	5,755,568	$ 55,164,395
Reinvested dividends and distributions	190,310	1,683,736	439,495	4,177,694
Shares repurchased	(10,398,780)	(91,878,820)	(16,241,040)	(152,293,917)
Net Increase/(Decrease)	(9,827,854)	$ (86,843,462)	(10,045,977)	$ (92,951,828)

The Fund experienced increased shareholder redemptions as a result of the change in portfolio management during the year ended June 30, 2019.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,052,247,999	$2,320,753,871	$ 135,243,633	$ 135,585,195

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

44	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Absolute Return Income Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Absolute Return Income Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	47

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	49

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	51

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

52	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Dividends Received Deduction Percentage	10%
Qualified Dividend Income Percentage	9%

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

66	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	67

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

68	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	69

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

70	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason England 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, senior vice president and portfolio manager at Pacific Investment Management Company (1994-2015).
Nick Maroutsos 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	2/19-Present	Co-Head of Global Bonds and Portfolio Manager for other Janus Henderson accounts. Founder and Managing Director at Kapstream Capital (2006-Present).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	71

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	JUNE 30, 2019

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93024 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 4.33% for the 12-month period ended June 30, 2019. This compares with a return of 5.74% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60/40 Index (Hedged), an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%), returned 6.93%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 7.80%.

MARKET ENVIRONMENT

Riskier asset classes rose through the earlier part of the period, fueled in part by steady growth in the U.S., which remained a bright spot in developed markets. Yields on U.S. Treasuries climbed above 3% during the autumn as wage data caused some market participants to suspect inflation may see an uptick as the U.S. economic expansion continued. A different concern arose not long after as slowing global growth and trade tensions caused investors to question whether the economy could handle additional rate hikes by the Federal Reserve (Fed). Matters were not helped by the Fed’s seeming commitment to maintain its normalization program. This led risk assets to sell off, and in late December, Fed officials capitulated and lowered their forecast of future rate increases. For the remainder of the period, risk assets rallied, as did Treasuries, fueled by the expectation of lower policy rates.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its benchmarks. Underperformance relative to its secondary benchmark – comprised of a 60/40 allocation to equities and bonds – was largely the consequence of the size of the Fund’s equity allocation during two periods in which the market inflected. First, the Fund was overweight to stocks leading into the October market correction, which continued through the end of 2018. Beginning in October, the Fund’s proprietary options-market signals indicated diminished attractiveness for equities and the Fund consequently reduced its equities exposure significantly from 74% at the end of September to 42% by the end of December.

While this reduction in weighting aided relative performance against the secondary benchmark, particularly during December’s equity weakness, January’s swift mean reversion, which led to a sustained equities rally, resulted in additional underperformance.

Riskier assets reversed course after Fed officials pivoted by indicating a pause in rate hikes, if not a reduction. Sensing more favorable conditions, the Fund’s equities allocation increased from 42% to nearly 82% by period end as the the primary – equities based – benchmark gained over five of the first six months of 2019. The overweight benefited performance as many equity indices notched record highs, but these gains were not enough to entirely offset the underperformance that occurred during the earlier bouts of market uncertainty.

Early in the period, the Fund benefited from market-based signals indicating that interest rates would head higher and the term structure of bonds would steepen. That scenario materialized as U.S. annual wage growth crested 3%. Beginning in the fourth quarter, however, the trend in rates shifted and U.S. Government Treasuries rallied significantly, with the yield on the 10-year note sliding from 3.23% to 2.00% by the end of June. While the Fund was initially not positioned for this flight to safer assets, options markets adjusted to the expectation of a more dovish Fed, which ensuingly led to an increase in the Fund’s duration during December and January as the yield on 10-year Treasuries slide to under 3.0%.

We believe that compound returns are most affected by tail risks, not average returns. For that key reason, the

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund’s focus is on mitigating drawdowns while capturing upside opportunities. Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns. While the Fund dynamically allocates to equities, at any time, equity weightings could vary. The typical average equity weight is less than 100%. Thus, the Fund may underperform during a period of consistently strong equity performance.

We view investment risk as having two components: drawdown risk and upside risk. Of course, while compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky.

During the period, with the aim of hedging certain exposures, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s derivative exposure contributed to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Consistent with signals of the last several months, we see mild inflationary pressures emerging. Until April and May, our forward-looking, options-based measures had been showing no signs of inflation. But we are starting to see clues of a change of course with the options markets shifting their pricing from no inflation to some inflation. Currently, the attractiveness of inflation-sensitive assets sits at average levels, rather than the lower-than-average levels where they had mostly resided. So by no means are we suggesting an imminent breakout in inflation, but the steady move higher in the attractiveness of inflation-sensitive assets to normal levels is important to watch, particularly because we believe inflation is one of the most pronounced risks to financial assets, which have rallied sharply in response to a return of a more dovish stance by the Fed. Should inflation come out of hiding, the doves likely will be chased away by hawks.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	12.1%
Vanguard FTSE Europe
Exchange-Traded Funds (ETFs)	8.0%
Vanguard S&P 500
Exchange-Traded Funds (ETFs)	5.6%
Vanguard FTSE Pacific
Exchange-Traded Funds (ETFs)	5.6%
Vanguard Total International Bond
Exchange-Traded Funds (ETFs)	5.4%
36.7%

Asset Allocation - (% of Net Assets)
Investment Companies	90.4%
Common Stocks	12.8%
Commercial Paper	1.4%
Preferred Stocks	0.1%
Other	(4.7)%
100.0%

Emerging markets comprised 6.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019			per the October 29, 2018 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.22%	4.24%	1.73%	1.09%
Class A Shares at MOP	-1.81%	2.71%
Class C Shares at NAV	3.96%	3.60%	2.44%	1.83%
Class C Shares at CDSC	2.96%	3.60%
Class D Shares(1)	4.31%	4.31%	1.94%	0.95%
Class I Shares	4.33%	4.48%	1.48%	0.86%
Class N Shares	4.46%	4.52%	1.37%	0.81%
Class S Shares	4.33%	4.17%	1.93%	1.31%
Class T Shares	4.33%	4.33%	1.64%	1.06%
MSCI All Country World Index	5.74%	6.68%
Adaptive Global Allocation 60/40 Index (Hedged)	6.93%	5.84%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	7.80%	4.08%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	187/474	106/406

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,095.50	$4.96	$1,000.00	$1,020.02	$4.77	0.95%
Class C Shares	$1,000.00	$1,096.90	$5.98	$1,000.00	$1,019.05	$5.75	1.15%
Class D Shares	$1,000.00	$1,096.60	$4.21	$1,000.00	$1,020.78	$4.06	0.81%
Class I Shares	$1,000.00	$1,096.40	$3.85	$1,000.00	$1,021.12	$3.71	0.74%
Class N Shares	$1,000.00	$1,097.50	$3.54	$1,000.00	$1,021.42	$3.41	0.68%
Class S Shares	$1,000.00	$1,097.60	$4.04	$1,000.00	$1,020.91	$3.89	0.78%
Class T Shares	$1,000.00	$1,096.50	$4.26	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 12.8%
Aerospace & Defense – 0%
Airbus SE	14	$1,984
BAE Systems PLC	519	3,265
Huntington Ingalls Industries Inc	25	5,618
Leonardo SpA	117	1,482
Meggitt PLC	972	6,467
Raytheon Co	40	6,955
Textron Inc	142	7,532
		33,303
Air Freight & Logistics – 0%
CH Robinson Worldwide Inc	66	5,567
Expeditors International of Washington Inc	67	5,083
Royal Mail PLC	482	1,297
		11,947
Airlines – 0.1%
Alaska Air Group Inc	258	16,489
American Airlines Group Inc	345	11,250
ANA Holdings Inc	100	3,310
Deutsche Lufthansa AG	27	463
easyJet PLC	99	1,198
Japan Airlines Co Ltd	100	3,194
Southwest Airlines Co	315	15,996
United Continental Holdings Inc*	149	13,045
		64,945
Auto Components – 0.1%
Aptiv PLC	126	10,185
Cie Generale des Etablissements Michelin SCA	18	2,283
Continental AG	15	2,186
NGK Spark Plug Co Ltd	100	1,876
Nokian Renkaat OYJ	299	9,334
Stanley Electric Co Ltd	100	2,456
Sumitomo Rubber Industries Ltd	100	1,156
Toyoda Gosei Co Ltd	100	1,949
Valeo SA	60	1,951
Yokohama Rubber Co Ltd	100	1,837
		35,213
Automobiles – 0.1%
Bayerische Motoren Werke AG	40	2,960
Ferrari NV	53	8,604
Fiat Chrysler Automobiles NV	370	5,159
General Motors Co	207	7,976
Mitsubishi Motors Corp	300	1,436
Nissan Motor Co Ltd	300	2,147
Peugeot SA	90	2,217
Renault SA	232	14,582
Yamaha Motor Co Ltd	100	1,776
		46,857
Banks – 0.5%
ABN AMRO Group NV	52	1,112
Aozora Bank Ltd	200	4,798
Australia & New Zealand Banking Group Ltd	88	1,742
Banco Bilbao Vizcaya Argentaria SA	243	1,358
Banco de Sabadell SA	3,727	3,860
Bank of America Corp	284	8,236
Bank of East Asia Ltd	5,600	15,664
Bank of Kyoto Ltd	100	3,864
Bank of Queensland Ltd	1,697	11,351
Bankia SA	459	1,084
Bankinter SA	587	4,043
Barclays PLC	553	1,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Bendigo & Adelaide Bank Ltd	1,327	$10,786
BOC Hong Kong Holdings Ltd	3,500	13,778
Chiba Bank Ltd	800	3,904
Citizens Financial Group Inc	247	8,734
Comerica Inc	200	14,528
Commonwealth Bank of Australia	39	2,266
Concordia Financial Group Ltd	1,100	4,092
Fifth Third Bancorp	918	25,612
First Republic Bank/CA	42	4,101
Fukuoka Financial Group Inc	300	5,474
Hang Seng Bank Ltd	1,900	47,309
HSBC Holdings PLC	1,754	14,629
Huntington Bancshares Inc/OH	546	7,546
Japan Post Bank Co Ltd	300	3,045
KeyCorp	639	11,342
M&T Bank Corp	35	5,952
Mebuki Financial Group Inc	2,400	6,256
Mediobanca Banca di Credito Finanziario SpA	482	4,968
National Australia Bank Ltd	214	4,014
National Bank of Canada	40	1,900
PNC Financial Services Group Inc	107	14,689
Raiffeisen Bank International AG	18	422
Regions Financial Corp	1,751	26,160
Royal Bank of Canada	5	397
Royal Bank of Scotland Group PLC	588	1,641
Seven Bank Ltd	1,800	4,709
Shinsei Bank Ltd	300	4,656
Shizuoka Bank Ltd	700	5,156
Skandinaviska Enskilda Banken AB	86	796
SVB Financial Group*	4	898
Svenska Handelsbanken AB	752	7,444
Swedbank AB	80	1,202
Westpac Banking Corp	227	4,519
Yamaguchi Financial Group Inc	1,200	8,193
		339,282
Beverages – 0.2%
Brown-Forman Corp	262	14,523
Coca-Cola Amatil Ltd	1,525	10,939
Coca-Cola Bottlers Japan Holdings Inc	100	2,532
Coca-Cola Co	537	27,344
Coca-Cola European Partners PLC	56	3,164
Coca-Cola HBC AG*	88	3,321
Constellation Brands Inc	63	12,407
Davide Campari-Milano SpA	934	9,147
Heineken NV	22	2,454
Molson Coors Brewing Co	112	6,272
Pernod Ricard SA	46	8,474
Remy Cointreau SA	3	432
Suntory Beverage & Food Ltd	100	4,346
Treasury Wine Estates Ltd	478	5,006
		110,361
Biotechnology – 0.1%
AbbVie Inc	39	2,836
BeiGene Ltd (ADR)*	28	3,471
Biogen Inc*	97	22,685
CSL Ltd	39	5,885
Gilead Sciences Inc	403	27,227
Grifols SA	371	10,966
Incyte Corp*	249	21,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Biotechnology – (continued)
Regeneron Pharmaceuticals Inc*	16	$5,008
Vertex Pharmaceuticals Inc*	23	4,218
		103,451
Building Products – 0%
Allegion PLC	130	14,371
Assa Abloy AB	112	2,533
Cie de Saint-Gobain	17	662
Johnson Controls International plc	275	11,360
		28,926
Capital Markets – 0.2%
Deutsche Boerse AG	17	2,404
Hong Kong Exchanges & Clearing Ltd	400	14,123
Investec PLC	1,395	9,051
Japan Exchange Group Inc	500	7,941
London Stock Exchange Group PLC	68	4,737
Macquarie Group Ltd	76	6,689
Moody's Corp	24	4,687
MSCI Inc	18	4,298
Nasdaq Inc	357	34,333
Natixis SA	976	3,927
Northern Trust Corp	34	3,060
Partners Group Holding AG	18	14,148
S&P Global Inc	60	13,667
Schroders PLC	37	1,433
State Street Corp	89	4,989
T Rowe Price Group Inc	43	4,718
		134,205
Chemicals – 0.4%
Air Liquide SA	75	10,491
Air Products & Chemicals Inc	4	905
Air Water Inc	200	3,421
Albemarle Corp	70	4,929
Celanese Corp	159	17,140
CF Industries Holdings Inc	88	4,110
Clariant AG*	1,078	21,923
Corteva Inc*	56	1,656
Covestro AG	117	5,947
Daicel Corp	200	1,777
Dow Inc	50	2,465
DuPont de Nemours Inc	56	4,204
Eastman Chemical Co	73	5,682
Ecolab Inc	171	33,762
EMS-Chemie Holding AG	14	9,089
Evonik Industries AG	124	3,610
FMC Corp	115	9,539
Givaudan SA (REG)	1	2,824
Hitachi Chemical Co Ltd	100	2,714
Incitec Pivot Ltd	1,668	3,992
International Flavors & Fragrances Inc	112	16,250
JSR Corp	100	1,578
Kaneka Corp	100	3,757
Kansai Paint Co Ltd	100	2,096
Koninklijke DSM NV	107	13,222
Kuraray Co Ltd	100	1,194
LANXESS AG	123	7,307
LyondellBasell Industries NV	78	6,718
Mitsubishi Gas Chemical Co Inc	200	2,664
Orica Ltd	189	2,689
PPG Industries Inc	84	9,804

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Sherwin-Williams Co	7	$3,208
Symrise AG	379	36,467
Taiyo Nippon Sanso Corp	100	2,122
Teijin Ltd	100	1,704
Tosoh Corp	100	1,405
Yara International ASA	389	18,878
		281,243
Commercial Services & Supplies – 0.2%
Babcock International Group PLC	204	1,187
Brambles Ltd	130	1,175
Cintas Corp	144	34,170
Copart Inc*	525	39,238
Edenred	101	5,151
G4S PLC	316	835
Republic Services Inc	553	47,912
Rollins Inc	326	11,694
		141,362
Communications Equipment – 0.1%
Arista Networks Inc*	21	5,452
F5 Networks Inc*	8	1,165
Juniper Networks Inc	825	21,970
Motorola Solutions Inc	68	11,338
Nokia OYJ	2,419	12,006
Telefonaktiebolaget LM Ericsson	683	6,483
		58,414
Construction & Engineering – 0%
Bouygues SA	40	1,481
CIMIC Group Ltd	29	911
Eiffage SA	11	1,087
Ferrovial SA	316	8,086
Shimizu Corp	200	1,660
SNC-Lavalin Group Inc	75	1,517
		14,742
Construction Materials – 0.1%
Boral Ltd	740	2,659
HeidelbergCement AG	76	6,148
Imerys SA	258	13,673
James Hardie Industries PLC (CDI)	45	591
Taiheiyo Cement Corp	100	3,024
Vulcan Materials Co	128	17,576
		43,671
Consumer Finance – 0%
Acom Co Ltd	900	3,239
AEON Financial Service Co Ltd	100	1,609
Synchrony Financial	242	8,390
		13,238
Containers & Packaging – 0.1%
Amcor PLC	667	7,580
Avery Dennison Corp	137	15,848
Ball Corp	252	17,637
International Paper Co	17	736
Packaging Corp of America	60	5,719
Sealed Air Corp	245	10,481
		58,001
Distributors – 0.1%
Genuine Parts Co	384	39,775
LKQ Corp*	1,084	28,845
		68,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Consumer Services – 0.1%
H&R Block Inc	1,677	$49,136
Diversified Financial Services – 0%
Eurazeo SA	23	1,603
Industrivarden AB	75	1,663
Kinnevik AB	30	781
Mitsubishi UFJ Lease & Finance Co Ltd	700	3,708
Pargesa Holding SA	17	1,311
Tokyo Century Corp	100	4,216
Wendel SA	79	10,768
		24,050
Diversified Telecommunication Services – 0.2%
AT&T Inc	298	9,986
BCE Inc	86	3,913
BT Group PLC	2,189	5,460
Elisa OYJ	199	9,707
HKT Trust & HKT Ltd	4,000	6,350
Iliad SA	16	1,796
Koninklijke KPN NV	2,351	7,216
Nippon Telegraph & Telephone Corp	100	4,654
Orange SA	364	5,737
PCCW Ltd	8,000	4,619
Proximus SADP	70	2,063
Singapore Telecommunications Ltd	2,200	5,692
Telefonica Deutschland Holding AG	1,574	4,396
Telefonica SA	571	4,687
Telenor ASA	246	5,225
Telstra Corp Ltd	8,499	22,967
TELUS Corp	126	4,658
Verizon Communications Inc	546	31,193
		140,319
Electric Utilities – 0.1%
Alliant Energy Corp	50	2,454
Chugoku Electric Power Co Inc	100	1,260
CLP Holdings Ltd	500	5,518
Duke Energy Corp	27	2,382
Electricite de France SA	133	1,676
Emera Inc	89	3,637
Endesa SA	30	771
Enel SpA	711	4,963
Entergy Corp	21	2,162
Eversource Energy	62	4,697
Exelon Corp	13	623
FirstEnergy Corp	22	942
Fortis Inc/Canada	27	1,066
Hydro One Ltd (144A)	870	15,175
Iberdrola SA	79	787
Kyushu Electric Power Co Inc	100	981
Pinnacle West Capital Corp	17	1,600
Power Assets Holdings Ltd	500	3,597
PPL Corp	39	1,209
Red Electrica Corp SA	505	10,514
SSE PLC	206	2,935
Terna Rete Elettrica Nazionale SpA	1,232	7,843
Xcel Energy Inc	42	2,499
		79,291
Electrical Equipment – 0%
ABB Ltd	269	5,400
AMETEK Inc	81	7,358
Legrand SA	5	365

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Melrose Industries PLC	455	$1,045
OSRAM Licht AG	46	1,514
Rockwell Automation Inc	34	5,570
Siemens Gamesa Renewable Energy SA	25	416
		21,668
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp	417	40,007
Corning Inc	194	6,447
Hexagon AB	211	11,721
IPG Photonics Corp*	13	2,005
Keysight Technologies Inc*	352	31,613
TE Connectivity Ltd	345	33,044
		124,837
Energy Equipment & Services – 0.1%
Halliburton Co	495	11,256
Helmerich & Payne Inc	71	3,594
National Oilwell Varco Inc	908	20,185
Schlumberger Ltd	551	21,897
TechnipFMC PLC	239	6,200
Tenaris SA	597	7,812
WorleyParsons Ltd	194	2,003
		72,947
Entertainment – 0.4%
Activision Blizzard Inc	441	20,815
DeNA Co Ltd	1,000	19,156
Electronic Arts Inc*	525	53,161
Netflix Inc*	77	28,284
Nexon Co Ltd*	100	1,449
Take-Two Interactive Software Inc*	388	44,050
Toho Co Ltd/Tokyo	100	4,249
Ubisoft Entertainment SA*	13	1,017
Viacom Inc	168	5,018
Vivendi SA	766	21,082
Walt Disney Co	772	107,802
		306,083
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	14	1,975
American Tower Corp	28	5,725
Apartment Investment & Management Co	74	3,709
Ascendas Real Estate Investment Trust	2,100	4,844
AvalonBay Communities Inc	32	6,502
Boston Properties Inc	15	1,935
British Land Co PLC	24	164
CapitaLand Mall Trust	800	1,555
Covivio	16	1,674
Daiwa House REIT Investment Corp	2	4,826
Digital Realty Trust Inc	31	3,651
Duke Realty Corp	58	1,833
Equinix Inc	4	2,017
Equity Residential	52	3,948
Essex Property Trust Inc	13	3,795
Extra Space Storage Inc	25	2,652
Federal Realty Investment Trust	23	2,961
Gecina SA	10	1,496
Goodman Group	74	781
GPT Group	2,403	10,373
Hammerson PLC	189	665
HCP Inc	22	704
Host Hotels & Resorts Inc	36	656

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
ICADE	3	$275
Iron Mountain Inc	15	469
Japan Real Estate Investment Corp	1	6,085
Japan Retail Fund Investment Corp	2	4,045
Klepierre SA	55	1,843
Land Securities Group PLC	48	508
Mid-America Apartment Communities Inc	34	4,004
Nippon Prologis REIT Inc	5	11,545
Nomura Real Estate Master Fund Inc	3	4,611
Prologis Inc	38	3,044
Public Storage	11	2,620
Regency Centers Corp	30	2,002
RioCan Real Estate Investment Trust	202	4,009
SBA Communications Corp*	11	2,473
Scentre Group	312	841
SL Green Realty Corp	30	2,411
SmartCentres Real Estate Investment Trust	50	1,268
Stockland	7,574	22,169
UDR Inc	81	3,636
United Urban Investment Corp	5	8,377
Vornado Realty Trust	37	2,372
Welltower Inc	270	22,013
		179,061
Food & Staples Retailing – 0.2%
Aeon Co Ltd	100	1,717
Alimentation Couche-Tard Inc	57	3,587
Carrefour SA	191	3,687
Costco Wholesale Corp	54	14,270
Dairy Farm International Holdings LTD	100	715
Empire Co Ltd	202	5,088
J Sainsbury PLC	260	647
Kroger Co	762	16,543
Lawson Inc	100	4,796
METRO AG	116	2,120
Metro Inc/CN	383	14,373
Seven & i Holdings Co Ltd	200	6,768
Sundrug Co Ltd	100	2,705
Sysco Corp	72	5,092
Tesco PLC	1,429	4,113
Walgreens Boots Alliance Inc	217	11,863
Walmart Inc	30	3,315
Wm Morrison Supermarkets PLC	4,431	11,331
Woolworths Group Ltd	827	19,289
		132,019
Food Products – 0.3%
Associated British Foods PLC	54	1,689
Barry Callebaut AG	2	4,013
Calbee Inc	100	2,698
Campbell Soup Co	38	1,523
Danone SA	94	7,961
General Mills Inc	58	3,046
Hormel Foods Corp	503	20,392
Kellogg Co	204	10,928
Kikkoman Corp	100	4,351
Kraft Heinz Co	540	16,762
Lamb Weston Holdings Inc	460	29,146
McCormick & Co Inc/MD	286	44,333
Mondelez International Inc	754	40,641
Mowi ASA	248	5,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Nestle SA (REG)	66	$6,835
NH Foods Ltd	100	4,281
Nisshin Seifun Group Inc	100	2,281
Toyo Suisan Kaisha Ltd	100	4,119
Tyson Foods Inc	127	10,254
WH Group Ltd (144A)	1,000	1,014
Wilmar International Ltd	400	1,094
Yamazaki Baking Co Ltd	100	1,511
		224,673
Gas Utilities – 0%
APA Group	70	531
Atmos Energy Corp	22	2,322
Hong Kong & China Gas Co Ltd	2,200	4,878
Naturgy Energy Group SA	118	3,250
		10,981
Health Care Equipment & Supplies – 0.4%
Baxter International Inc	414	33,907
Becton Dickinson and Co	30	7,560
Boston Scientific Corp (144A)*	484	20,802
Cooper Cos Inc	81	27,288
Danaher Corp	95	13,577
Edwards Lifesciences Corp*	7	1,293
Hologic Inc*	332	15,943
IDEXX Laboratories Inc*	35	9,637
Intuitive Surgical Inc*	3	1,574
Koninklijke Philips NV	70	3,039
Medtronic PLC	88	8,570
ResMed Inc	45	5,491
Smith & Nephew PLC	1,395	30,199
Sonova Holding AG (REG)	54	12,274
Straumann Holding AG	17	15,007
Stryker Corp	64	13,157
Teleflex Inc	42	13,908
Varian Medical Systems Inc*	95	12,932
		246,158
Health Care Providers & Services – 0.2%
Alcon Inc*	10	618
Alfresa Holdings Corp	100	2,466
AmerisourceBergen Corp	141	12,022
Cardinal Health Inc	34	1,601
Centene Corp*	184	9,649
CVS Health Corp	288	15,693
Fresenius SE & Co KGaA	208	11,274
Henry Schein Inc*	135	9,436
Humana Inc	9	2,388
Laboratory Corp of America Holdings*	117	20,229
Medipal Holdings Corp	100	2,207
Quest Diagnostics Inc	203	20,667
Ramsay Health Care Ltd	109	5,527
Sonic Healthcare Ltd	411	7,818
Universal Health Services Inc	159	20,732
		142,327
Health Care Technology – 0%
Cerner Corp	46	3,372
M3 Inc	100	1,827
		5,199
Hotels, Restaurants & Leisure – 0.3%
Accor SA	554	23,775
Carnival Corp	17	791

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Chipotle Mexican Grill Inc*	13	$9,527
Compass Group PLC	703	16,843
Crown Resorts Ltd	510	4,457
Darden Restaurants Inc	247	30,067
Domino's Pizza Enterprises Ltd	5	132
Flight Centre Travel Group Ltd	181	5,279
Flutter Entertainment PLC	35	2,632
McDonald's Corp	149	30,941
MGM China Holdings Ltd	2,000	3,400
MGM Resorts International	284	8,114
Norwegian Cruise Line Holdings Ltd*	357	19,146
Royal Caribbean Cruises Ltd	33	4,000
Sands China Ltd	800	3,825
Sodexo SA	25	2,922
Tabcorp Holdings Ltd	1,395	4,357
Whitbread PLC	112	6,583
		176,791
Household Durables – 0.1%
Barratt Developments PLC	360	2,617
DR Horton Inc	158	6,815
Husqvarna AB	747	6,990
Leggett & Platt Inc	870	33,382
Lennar Corp	502	24,327
Mohawk Industries Inc*	29	4,277
Newell Brands Inc	216	3,331
Sekisui Chemical Co Ltd	200	3,002
Sekisui House Ltd	100	1,647
		86,388
Household Products – 0.2%
Church & Dwight Co Inc	153	11,178
Clorox Co	124	18,986
Colgate-Palmolive Co	628	45,009
Henkel AG & Co KGaA	41	3,764
Kimberly-Clark Corp	318	42,383
Lion Corp	200	3,724
Pigeon Corp	100	4,021
Reckitt Benckiser Group PLC	116	9,152
		138,217
Independent Power and Renewable Electricity Producers – 0%
AES Corp/VA	204	3,419
Uniper SE	165	4,995
		8,414
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	1,000	9,857
General Electric Co	635	6,667
Roper Technologies Inc	20	7,325
Smiths Group PLC	104	2,067
		25,916
Information Technology Services – 0.5%
Akamai Technologies Inc*	51	4,087
Alliance Data Systems Corp	43	6,026
Amadeus IT Group SA	172	13,621
Atos SE	103	8,609
Broadridge Financial Solutions Inc	72	9,193
Capgemini SA	45	5,594
CGI Inc*	18	1,384
Computershare Ltd	417	4,745
Fidelity National Information Services Inc	682	83,668
Fiserv Inc*	29	2,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – (continued)
FleetCor Technologies Inc*	34	$9,549
Gartner Inc*	205	32,993
Global Payments Inc	51	8,167
Jack Henry & Associates Inc	361	48,345
PayPal Holdings Inc*	97	11,103
Shopify Inc*	19	5,711
Total System Services Inc	177	22,704
VeriSign Inc*	65	13,595
Western Union Co	2,458	48,890
Worldline SA/France*	40	2,910
		343,538
Insurance – 0.5%
Ageas	108	5,612
AIA Group Ltd	1,000	10,786
Allstate Corp	49	4,983
Aon PLC	89	17,175
Arthur J Gallagher & Co	366	32,058
Assurant Inc	60	6,383
AXA SA	7	184
Baloise Holding AG	3	531
Brighthouse Financial Inc*	162	5,944
Cincinnati Financial Corp	182	18,868
CNP Assurances	241	5,468
Direct Line Insurance Group PLC	3,665	15,440
Everest Re Group Ltd	41	10,134
Gjensidige Forsikring ASA	894	18,012
Great-West Lifeco Inc	601	13,839
Hannover Rueck SE	32	5,173
Hartford Financial Services Group Inc	60	3,343
Insurance Australia Group Ltd	901	5,224
Loews Corp	416	22,743
Mapfre SA	2,442	7,137
Marsh & McLennan Cos Inc	69	6,883
Medibank Pvt Ltd	10,857	26,596
NN Group NV	71	2,857
Poste Italiane SpA (144A)	1,162	12,232
Power Corp of Canada	102	2,198
QBE Insurance Group Ltd	1,088	9,034
RSA Insurance Group PLC	635	4,650
Sampo Oyj	54	2,548
SCOR SE	227	9,951
Sony Financial Holdings Inc	500	12,004
Suncorp Group Ltd	167	1,579
Torchmark Corp	204	18,250
Travelers Cos Inc	98	14,653
Zurich Insurance Group AG	37	12,888
		345,360
Interactive Media & Services – 0.3%
Alphabet Inc - Class A*	75	81,210
Facebook Inc*	254	49,022
Kakaku.com Inc	100	1,929
LINE Corp*	100	2,797
REA Group Ltd	49	3,303
TripAdvisor Inc*	422	19,534
Twitter Inc*	618	21,568
Yahoo Japan Corp	200	586
		179,949
Internet & Direct Marketing Retail – 2.4%
Amazon.com Inc*	855	1,619,054

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Booking Holdings Inc*	8	$14,998
eBay Inc	1,112	43,924
Expedia Group Inc	21	2,794
		1,680,770
Leisure Products – 0%
Hasbro Inc	210	22,193
Life Sciences Tools & Services – 0.1%
Illumina Inc*	13	4,786
IQVIA Holdings Inc*	11	1,770
Lonza Group AG*	47	15,866
Mettler-Toledo International Inc*	24	20,160
PerkinElmer Inc	95	9,152
Thermo Fisher Scientific Inc	10	2,937
Waters Corp*	23	4,951
		59,622
Machinery – 0.1%
Alfa Laval AB	59	1,288
Alstom SA	137	6,354
Amada Holdings Co Ltd	100	1,125
ANDRITZ AG	104	3,913
Caterpillar Inc	53	7,223
CNH Industrial NV	635	6,510
Cummins Inc	16	2,741
Deere & Co	80	13,257
Dover Corp	38	3,808
Fortive Corp	97	7,907
Hino Motors Ltd	200	1,683
Illinois Tool Works Inc	7	1,056
JTEKT Corp	200	2,423
KION Group AG	6	378
Kone OYJ	101	5,959
Metso OYJ	65	2,553
Mitsubishi Heavy Industries Ltd	100	4,352
PACCAR Inc	51	3,655
Parker-Hannifin Corp	34	5,780
SKF AB	55	1,012
Volvo AB	77	1,222
Wabtec Corp	11	789
Wartsila OYJ Abp	238	3,451
Weir Group PLC	58	1,139
Xylem Inc/NY	6	502
		90,080
Media – 0.5%
Axel Springer SE	57	4,014
CBS Corp	950	47,405
Charter Communications Inc*	55	21,735
Comcast Corp	481	20,337
Dentsu Inc	100	3,488
Discovery Inc - Class A*	859	26,371
Eutelsat Communications SA	23	430
Hakuhodo DY Holdings Inc	200	3,365
Interpublic Group of Cos Inc	2,642	59,683
ITV PLC	1,204	1,651
JCDecaux SA	203	6,148
News Corp	4,315	58,209
Omnicom Group Inc	698	57,201
Pearson PLC	57	593
Publicis Groupe SA	65	3,431
RTL Group SA	28	1,434

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
SES SA	167	$2,610
Shaw Communications Inc	483	9,856
Singapore Press Holdings Ltd	2,100	3,788
Telenet Group Holding NV	19	1,058
WPP PLC	19	239
		333,046
Metals & Mining – 0.2%
Agnico Eagle Mines Ltd	540	27,689
Alumina Ltd	1,753	2,867
Anglo American PLC	330	9,404
Antofagasta PLC	776	9,159
ArcelorMittal	52	930
Barrick Gold Corp	75	1,184
BHP Group Ltd	189	5,460
BlueScope Steel Ltd	211	1,785
Boliden AB	448	11,461
Fortescue Metals Group Ltd	126	798
Freeport-McMoRan Inc	711	8,255
Fresnillo PLC	576	6,364
Glencore PLC*	1,041	3,613
Hitachi Metals Ltd	200	2,258
Lundin Mining Corp	1,155	6,360
Newcrest Mining Ltd	193	4,328
Newmont Goldcorp Corp	489	18,812
Norsk Hydro ASA	1,493	5,340
Rio Tinto Ltd	12	874
Rio Tinto PLC	76	4,710
thyssenkrupp AG	234	3,412
voestalpine AG	262	8,092
		143,155
Multiline Retail – 0.1%
Canadian Tire Corp Ltd	78	8,499
Dollar General Corp	86	11,624
Dollar Tree Inc*	143	15,357
Dollarama Inc	12	422
Harvey Norman Holdings Ltd	749	2,140
Isetan Mitsukoshi Holdings Ltd	200	1,622
J Front Retailing Co Ltd	100	1,146
Kohl's Corp	151	7,180
Macy's Inc	146	3,133
Marks & Spencer Group PLC	2,662	7,122
Next PLC	227	15,927
Nordstrom Inc	229	7,296
Takashimaya Co Ltd	200	2,191
Wesfarmers Ltd	173	4,391
		88,050
Multi-Utilities – 0.1%
AGL Energy Ltd	113	1,587
Ameren Corp	34	2,554
Canadian Utilities Ltd	446	12,589
CenterPoint Energy Inc	167	4,781
Centrica PLC	6,900	7,690
CMS Energy Corp	52	3,011
Consolidated Edison Inc	172	15,081
Dominion Energy Inc	144	11,134
DTE Energy Co	32	4,092
E.ON SE	373	4,050
National Grid PLC	121	1,284
Public Service Enterprise Group Inc	37	2,176

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
RWE AG	38	$936
Suez	340	4,905
Veolia Environnement SA	208	5,065
WEC Energy Group Inc	39	3,251
		84,186
Oil, Gas & Consumable Fuels – 0.8%
Anadarko Petroleum Corp	506	35,703
Apache Corp	624	18,077
Cabot Oil & Gas Corp	1,535	35,244
Caltex Australia Ltd	355	6,167
Canadian Natural Resources Ltd	91	2,454
Chevron Corp	82	10,204
Concho Resources Inc	160	16,509
ConocoPhillips	167	10,187
Devon Energy Corp	603	17,198
Diamondback Energy Inc	208	22,666
Enagas SA	492	13,127
Enbridge Inc	47	1,698
Encana Corp	307	1,576
Eni SpA	462	7,671
EOG Resources Inc	205	19,098
Equinor ASA	752	14,856
Exxon Mobil Corp	302	23,142
Hess Corp	65	4,132
HollyFrontier Corp	279	12,912
Husky Energy Inc	787	7,459
Idemitsu Kosan Co Ltd	100	3,006
Imperial Oil Ltd	324	8,972
Kinder Morgan Inc/DE	3,527	73,644
Koninklijke Vopak NV	183	8,436
Lundin Petroleum AB	128	3,970
Marathon Petroleum Corp	12	671
Neste Oyj	558	18,929
Noble Energy Inc	300	6,720
Occidental Petroleum Corp	200	10,056
Oil Search Ltd	740	3,672
OMV AG	87	4,238
Origin Energy Ltd	815	4,182
Pembina Pipeline Corp	238	8,861
Phillips 66	184	17,211
Pioneer Natural Resources Co	117	18,002
Repsol SA	1,285	20,137
Santos Ltd	874	4,343
Snam SpA	5,076	25,222
Suncor Energy Inc	201	6,271
TC Energy Corp	342	16,956
Valero Energy Corp	140	11,985
Vermilion Energy Inc	153	3,324
Washington H Soul Pattinson & Co Ltd	102	1,574
Williams Cos Inc	683	19,151
Woodside Petroleum Ltd	197	5,028
		584,641
Paper & Forest Products – 0%
Mondi PLC	104	2,364
UPM-Kymmene OYJ	381	10,122
West Fraser Timber Co Ltd	23	1,049
		13,535
Personal Products – 0%
Beiersdorf AG	50	5,999

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Personal Products – (continued)
Estee Lauder Cos Inc	13	$2,380
Pola Orbis Holdings Inc	100	2,792
Unilever NV	40	2,435
Unilever PLC	35	2,175
		15,781
Pharmaceuticals – 0.2%
Allergan PLC	43	7,199
Astellas Pharma Inc	100	1,424
AstraZeneca PLC	77	6,294
Aurora Cannabis Inc*	163	1,277
Bristol-Myers Squibb Co	789	35,781
Canopy Growth Corp*	104	4,199
Eli Lilly & Co	146	16,175
GlaxoSmithKline PLC	599	11,991
Kyowa Hakko Kirin Co Ltd	100	1,799
Merck KGaA	129	13,486
Mitsubishi Tanabe Pharma Corp	100	1,113
Novartis AG	54	4,936
Ono Pharmaceutical Co Ltd	100	1,792
Roche Holding AG	77	21,673
Santen Pharmaceutical Co Ltd	100	1,656
UCB SA	260	21,553
Vifor Pharma AG	138	19,948
Zoetis Inc	21	2,383
		174,679
Professional Services – 0.1%
Bureau Veritas SA	378	9,333
Equifax Inc	7	947
IHS Markit Ltd*	342	21,792
Persol Holdings Co Ltd	100	2,348
Recruit Holdings Co Ltd	100	3,334
SEEK Ltd	65	965
Teleperformance	4	801
Verisk Analytics Inc	147	21,530
Wolters Kluwer NV	46	3,348
		64,398
Real Estate Management & Development – 0.1%
Aeon Mall Co Ltd	200	3,009
CapitaLand Ltd	1,500	3,914
CK Asset Holdings Ltd	500	3,914
Deutsche Wohnen SE	28	1,027
Henderson Land Development Co Ltd	3,300	18,187
Hulic Co Ltd	500	4,017
New World Development Co Ltd	3,000	4,693
Sun Hung Kai Properties Ltd	500	8,481
Swire Pacific Ltd	500	6,145
Tokyu Fudosan Holdings Corp	200	1,104
Vonovia SE	16	764
Wharf Holdings Ltd	3,000	7,950
		63,205
Road & Rail – 0.1%
Aurizon Holdings Ltd	1,537	5,826
JB Hunt Transport Services Inc	303	27,697
Keikyu Corp	100	1,721
MTR Corp Ltd	2,000	13,467
Tokyu Corp	100	1,773
		50,484
Semiconductor & Semiconductor Equipment – 0.2%
Advanced Micro Devices Inc*	362	10,994

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Applied Materials Inc	335	$15,045
ASM Pacific Technology Ltd	100	1,024
ASML Holding NV	6	1,253
Broadcom Inc	19	5,469
Infineon Technologies AG	674	11,914
Intel Corp	108	5,170
Lam Research Corp	51	9,580
Maxim Integrated Products Inc	140	8,375
Microchip Technology Inc	32	2,774
Micron Technology Inc*	262	10,111
NVIDIA Corp	90	14,781
NXP Semiconductors NV	46	4,490
QUALCOMM Inc	394	29,972
STMicroelectronics NV	201	3,565
Xilinx Inc	132	15,565
		150,082
Software – 0.2%
ANSYS Inc*	70	14,337
Autodesk Inc*	33	5,376
BlackBerry Ltd*	1,591	11,859
Citrix Systems Inc	479	47,009
Dassault Systemes SE	117	18,661
Fortinet Inc*	73	5,609
Sage Group PLC	1,897	19,327
salesforce.com Inc*	42	6,373
SAP SE	221	30,339
Temenos AG*	80	14,319
		173,209
Specialty Retail – 0.4%
Advance Auto Parts Inc	135	20,809
AutoZone Inc*	86	94,554
Best Buy Co Inc	127	8,856
Foot Locker Inc	330	13,834
Gap Inc*	538	9,668
Industria de Diseno Textil SA	193	5,803
Kingfisher PLC	3,208	8,753
O'Reilly Automotive Inc*	70	25,852
Ross Stores Inc	96	9,516
Tiffany & Co	215	20,133
Tractor Supply Co	207	22,522
Ulta Beauty Inc*	81	28,098
USS Co Ltd	100	1,969
		270,367
Technology Hardware, Storage & Peripherals – 0.1%
Apple Inc	141	27,907
Brother Industries Ltd	100	1,888
Canon Inc	300	8,755
FUJIFILM Holdings Corp	100	5,068
Konica Minolta Inc	100	973
NEC Corp	100	3,933
NetApp Inc	265	16,350
Western Digital Corp	53	2,520
Xerox Corp	78	2,762
		70,156
Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	42	12,963
Capri Holdings Ltd*	329	11,410
Cie Financiere Richemont SA	43	3,650
EssilorLuxottica SA	56	7,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Hanesbrands Inc	555	$9,557
Hermes International	13	9,372
Kering SA	4	2,365
Kontoor Brands Inc*	15	420
Moncler SpA	136	5,813
NIKE Inc	280	23,506
Puma SE	91	6,067
PVH Corp	140	13,250
Tapestry Inc	382	12,121
VF Corp	111	9,696
		127,495
Tobacco – 0%
Altria Group Inc	46	2,178
British American Tobacco PLC	15	524
Imperial Brands PLC	253	5,933
Japan Tobacco Inc	200	4,415
Philip Morris International Inc	66	5,183
		18,233
Trading Companies & Distributors – 0.1%
Brenntag AG	7	345
Bunzl PLC	300	7,911
Fastenal Co	390	12,710
ITOCHU Corp	100	1,911
Marubeni Corp	100	661
Mitsui & Co Ltd	100	1,627
Rexel SA	204	2,589
Sumitomo Corp	200	3,029
Toyota Tsusho Corp	100	3,029
United Rentals Inc*	36	4,775
WW Grainger Inc	14	3,755
		42,342
Transportation Infrastructure – 0%
Aeroports de Paris	12	2,117
Getlink SE	453	7,256
Japan Airport Terminal Co Ltd	100	4,263
Sydney Airport	583	3,290
Transurban Group	1,128	11,670
		28,596
Water Utilities – 0%
American Water Works Co Inc	196	22,736
Severn Trent PLC	164	4,265
United Utilities Group PLC	225	2,236
		29,237
Wireless Telecommunication Services – 0.1%
KDDI Corp	200	5,090
Millicom International Cellular SA (SDR)	46	2,589
NTT DOCOMO Inc	300	6,992
Rogers Communications Inc	255	13,652
Tele2 AB	260	3,796
Vodafone Group PLC	5,543	9,101
		41,220
Total Common Stocks (cost $8,695,271)		9,069,865
Preferred Stocks – 0.1%
Automobiles – 0.1%
Porsche Automobil Holding SE	175	11,367
Volkswagen AG	53	8,930
		20,297

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Chemicals – 0%
Fuchs Petrolub SE	186	$7,312
Health Care Equipment & Supplies – 0%
Sartorius AG	33	6,764
Media – 0%
ProSiebenSat.1 Media SE	513	8,057
Total Preferred Stocks (cost $40,906)		42,430
Investment Companies – 90.4%
Exchange-Traded Funds (ETFs) – 85.4%
Deutsche X-trackers Harvest CSI 300 China A-Shares*,#	24,401	687,132
Invesco QQQ Trust Series 1	15,491	2,892,789
iShares 20+ Year Treasury Bond#	14,668	1,948,057
iShares 7-10 Year Treasury Bond	12,124	1,333,882
iShares Agency Bond#	8,012	923,223
iShares Core MSCI Emerging Markets	42,099	2,165,573
iShares FTSE/Xinhua China 25 Index Fund	15,808	676,108
iShares iBoxx $ High Yield Corporate Bond	15,822	1,379,362
iShares iBoxx $ Investment Grade Corporate Bond	11,725	1,458,238
iShares MSCI Canada	25,480	729,238
iShares MSCI India	50,610	1,786,533
iShares MSCI South Korea Capped	22,652	1,356,175
Nomura - TOPIX	74,640	1,125,139
Vanguard Consumer Staples	1	149
Vanguard Financials	8,575	591,761
Vanguard FTSE All-World ex-US	168,526	8,593,365
Vanguard FTSE Emerging Markets	88,341	3,757,143
Vanguard FTSE Europe	103,376	5,675,342
Vanguard FTSE Pacific	59,469	3,929,712
Vanguard Growth	4,377	715,158
Vanguard High Dividend Yield	21,589	1,886,447
Vanguard Industrials#	4,041	589,178
Vanguard International High Dividend Yield#	38,596	2,369,022
Vanguard Mid-Cap	11,532	1,927,689
Vanguard Mortgage-Backed Securities	18,300	966,789
Vanguard S&P 500	14,609	3,932,012
Vanguard Small-Cap	2,882	451,494
Vanguard Total International Bond	66,267	3,797,099
Vanguard Value	26,192	2,905,217
		60,549,026
Investments Purchased with Cash Collateral from Securities Lending – 5.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	3,527,475	3,527,475
Total Investment Companies (cost $61,056,735)		64,076,501
Commercial Paper – 1.4%
Intesa Sanpaolo Funding LLC, 0%, 8/16/19◊ (cost $996,087)	$1,000,000	996,208
Total Investments (total cost $70,788,999) – 104.7%		74,185,004
Liabilities, net of Cash, Receivables and Other Assets – (4.7)%		(3,303,094)
Net Assets – 100%		$70,881,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$64,105,700	86.4%
India	1,786,533	2.4
Japan	1,507,949	2.0
China	1,363,240	1.8
South Korea	1,356,175	1.8
Italy	1,103,634	1.5
Canada	969,164	1.3
United Kingdom	329,770	0.5
Australia	303,166	0.4
France	282,025	0.4
Germany	240,286	0.3
Hong Kong	209,294	0.3
Switzerland	187,253	0.3
Spain	109,647	0.2
Finland	74,609	0.1
Norway	68,112	0.1
Sweden	64,951	0.1
Netherlands	53,026	0.1
Belgium	30,286	0.0
Singapore	20,887	0.0
Austria	16,665	0.0
Ireland	2,632	0.0

Total	$74,185,004	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 5.0%
Investments Purchased with Cash Collateral from Securities Lending - 5.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$99,592∆	$-	$-	$3,527,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 5.0%
Investments Purchased with Cash Collateral from Securities Lending - 5.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	8,252,929	262,244,278	(266,969,732)	3,527,475

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	7/11/19	(576,663)	$650,874	$(5,235)
HSBC Securities (USA), Inc.:
Australian Dollar	7/11/19	(781,910)	551,051	2,029
Korean Won	7/11/19	(350,084,475)	300,706	(2,700)
Swedish Krona	7/11/19	(1,670,320)	176,985	(3,114)
Swiss Franc	7/11/19	(246,679)	243,472	(9,570)
Taiwan Dollar	7/11/19	(7,686,202)	249,164	1,515

				(11,840)
Total				$(17,075)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
CBOE VIX	40	7/17/19	$621,000	$(24,700)	$(22,000)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Bank of America:

CBOE Volatility Index (VIX)	137	17.00	USD	7/17/19	$(206,596)	$17,605	$2,869	$(14,736)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 3,544	$ -	$ 3,544

Liability Derivatives:
Forward foreign currency exchange contracts	$ 20,619	$ -	$20,619
Options written, at value	-	14,736	14,736
Variation margin payable	-	22,000	22,000

Total Liability Derivatives	$ 20,619	$ 36,736	$57,355

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$ -	$(217,904)	$(217,904)
Forward foreign currency exchange contracts	402,906	-	402,906
Written options contracts	-	53,350	53,350

Total	$ 402,906	$(164,554)	$ 238,352

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$ -	$ (24,700)	$ (24,700)
Forward foreign currency exchange contracts	(147,683)	-	(147,683)
Written options contracts	-	2,869	2,869

Total	$(147,683)	$ (21,831)	$(169,514)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 7,392,295
Futures contracts, purchased	839,321
Futures contracts, sold	688,904
Written options contracts, call	4,010

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
REG	Registered
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $49,223, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$9,069,865	$-	$-
Preferred Stocks	-	42,430	-
Investment Companies	60,549,026	3,527,475	-
Commercial Paper	-	996,208	-
Total Investments in Securities	$69,618,891	$4,566,113	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	3,544	-
Total Assets	$69,618,891	$4,569,657	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$20,619	$-
Options Written, at Value	-	14,736	-
Variation Margin Payable	22,000	-	-
Total Liabilities	$22,000	$35,355	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

28	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$70,657,529
Affiliated investments, at value(3)	3,527,475
Cash	158,260
Deposits with brokers for futures	360,000
Forward foreign currency exchange contracts	3,544
Cash denominated in foreign currency(4)	5,284
Closed foreign currency contracts	532
Non-interested Trustees' deferred compensation	1,794
Receivables:
Fund shares sold	6,968,790
Investments sold	2,183,162
Dividends	59,009
Due from adviser	57,323
Foreign tax reclaims	7,908
Other assets	518
Total Assets	83,991,128
Liabilities:
Collateral for securities loaned (Note 3)	3,527,475
Forward foreign currency exchange contracts	20,619
Options written, at value(5)	14,736
Closed foreign currency contracts	82,825
Variation margin payable	22,000
Payables:	—
Fund shares repurchased	7,031,610
Investments purchased	2,206,512
Professional fees	52,286
Advisory fees	46,944
Custodian fees	18,529
Transfer agent fees and expenses	3,589
12b-1 Distribution and shareholder servicing fees	2,323
Non-interested Trustees' deferred compensation fees	1,794
Non-interested Trustees' fees and expenses	518
Affiliated fund administration fees payable	156
Accrued expenses and other payables	77,302
Total Liabilities	13,109,218
Net Assets	$70,881,910

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$68,148,053
Total distributable earnings (loss)	2,733,857
Total Net Assets	$70,881,910
Net Assets - Class A Shares	$2,566,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	248,758
Net Asset Value Per Share(6)	$10.32
Maximum Offering Price Per Share(7)	$10.95
Net Assets - Class C Shares	$1,777,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172,563
Net Asset Value Per Share(6)	$10.30
Net Assets - Class D Shares	$2,813,117
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	272,317
Net Asset Value Per Share	$10.33
Net Assets - Class I Shares	$15,007,981
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,449,849
Net Asset Value Per Share	$10.35
Net Assets - Class N Shares	$46,086,526
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,450,712
Net Asset Value Per Share	$10.35
Net Assets - Class S Shares	$1,302,988
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,943
Net Asset Value Per Share	$10.35
Net Assets - Class T Shares	$1,326,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,396
Net Asset Value Per Share	$10.33

(1) Includes cost of $67,261,524.

(2) Includes $3,451,095 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $3,527,475.

(4) Includes cost of $5,284.

(5) Premiums received $17,605.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

30	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$1,821,758
Interest	196,660
Affiliated securities lending income, net	99,592
Other income	1,608
Foreign tax withheld	(10,189)
Total Investment Income	2,109,429
Expenses:
Advisory fees	558,076
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,383
Class C Shares	6,856
Class S Shares	546
Transfer agent administrative fees and expenses:
Class D Shares	3,069
Class S Shares	3,136
Class T Shares	6,284
Transfer agent networking and omnibus fees:
Class A Shares	1,085
Class C Shares	402
Class I Shares	9,186
Other transfer agent fees and expenses:
Class A Shares	209
Class C Shares	172
Class D Shares	759
Class I Shares	723
Class N Shares	1,427
Class S Shares	26
Class T Shares	51
Registration fees	141,992
Custodian fees	76,895
Professional fees	73,821
Non-affiliated fund administration fees	67,454
Non-interested Trustees’ fees and expenses	2,007
Affiliated fund administration fees	1,750
Shareholder reports expense	89
Other expenses	34,013
Total Expenses	994,411
Less: Excess Expense Reimbursement and Waivers	(436,953)
Net Expenses	557,458
Net Investment Income/(Loss)	1,551,971

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(809,502)
Forward foreign currency exchange contracts	402,906
Futures contracts	(217,904)
Written options contracts	53,350
Total Net Realized Gain/(Loss) on Investments	(571,150)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,389,940
Forward foreign currency exchange contracts	(147,683)
Futures contracts	(24,700)
Written options contracts	2,869
Total Change in Unrealized Net Appreciation/Depreciation	2,220,426
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,201,247

See Notes to Financial Statements.

32	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$1,551,971	$972,243
Net realized gain/(loss) on investments	(571,150)	4,143,685
Change in unrealized net appreciation/depreciation	2,220,426	(1,288,278)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,201,247	3,827,650
Dividends and Distributions to Shareholders(1)
Class A Shares	(120,007)	N/A
Class C Shares	(69,592)	N/A
Class D Shares	(118,346)	N/A
Class I Shares	(756,351)	N/A
Class N Shares	(2,436,252)	N/A
Class S Shares	(56,970)	N/A
Class T Shares	(116,855)	N/A
Total Dividends and Distributions to Shareholders	(3,674,373)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(12,386)
Class C Shares	N/A	(15,309)
Class D Shares	N/A	(34,259)
Class I Shares	N/A	(74,095)
Class N Shares	N/A	(959,456)
Class S Shares	N/A	(18,359)
Class T Shares	N/A	(42,761)
Total Dividends from Net Investment Income	N/A	(1,156,625)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(42,830)
Class C Shares	N/A	(83,298)
Class D Shares	N/A	(110,002)
Class I Shares	N/A	(229,169)
Class N Shares	N/A	(2,889,637)
Class S Shares	N/A	(69,088)
Class T Shares	N/A	(138,227)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(3,562,251)
Net Decrease from Dividends and Distributions to Shareholders	(3,674,373)	(4,718,876)
Capital Share Transactions:
Class A Shares	1,850,471	32,841
Class C Shares	169,585	409,268
Class D Shares	331,054	916,576
Class I Shares	5,124,748	5,453,056
Class N Shares	(5,503,928)	3,755,002
Class S Shares	50,241	87,770
Class T Shares	(1,209,569)	315,716
Net Increase/(Decrease) from Capital Share Transactions	812,602	10,970,229
Net Increase/(Decrease) in Net Assets	339,476	10,079,003
Net Assets:
Beginning of period	70,542,434	60,463,431
End of period(2)	$70,881,910	$70,542,434

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $353,881 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.43	$10.55	$9.49	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.13	0.09	0.05	0.01
Net realized and unrealized gain/(loss)	0.17	0.55	1.06	(0.23)	(0.32)
Total from Investment Operations	0.39	0.68	1.15	(0.18)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.18)	(0.09)	(0.02)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.50)	(0.80)	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.32	$10.43	$10.55	$9.49	$9.69
Total Return*	4.22%	6.27%	12.17%	(1.85)%	(3.10)%
Net Assets, End of Period (in thousands)	$2,567	$766	$743	$571	$485
Average Net Assets for the Period (in thousands)	$2,179	$777	$609	$530	$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.63%	1.52%	1.54%	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.01%	1.07%	1.09%	1.07%
Ratio of Net Investment Income/(Loss)	2.14%	1.24%	0.86%	0.55%	5.04%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

Class C Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.35	$10.48	$9.44	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.06	0.01	(0.01)	0.01
Net realized and unrealized gain/(loss)	0.20	0.54	1.05	(0.23)	(0.32)
Total from Investment Operations	0.37	0.60	1.06	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.02)	(0.01)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.42)	(0.73)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$10.30	$10.35	$10.48	$9.44	$9.69
Total Return*	3.96%	5.58%	11.21%	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,778	$1,603	$1,225	$1,046	$24
Average Net Assets for the Period (in thousands)	$1,695	$1,448	$1,112	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	2.34%	2.27%	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.75%	1.83%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	1.71%	0.54%	0.05%	(0.06)%	4.29%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

34	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.43	$10.54	$9.49	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.15	0.09	0.06	0.01
Net realized and unrealized gain/(loss)	0.20	0.55	1.05	(0.25)	(0.31)
Total from Investment Operations	0.40	0.70	1.14	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.19)	(0.09)	(0.02)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.50)	(0.81)	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.33	$10.43	$10.54	$9.49	$9.70
Total Return*	4.31%	6.51%	12.13%	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$2,813	$2,480	$1,619	$1,285	$102
Average Net Assets for the Period (in thousands)	$2,564	$2,139	$1,435	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.84%	2.01%	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	0.96%	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	1.97%	1.39%	0.94%	0.69%	5.03%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

Class I Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.46	$10.57	$9.51	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.19	0.17	0.09	0.01
Net realized and unrealized gain/(loss)	0.19	0.52	1.00	(0.24)	(0.32)
Total from Investment Operations	0.40	0.71	1.17	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.51)	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.35	$10.46	$10.57	$9.51	$9.69
Total Return*	4.33%	6.57%	12.42%	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$15,008	$9,959	$4,596	$1,090	$48
Average Net Assets for the Period (in thousands)	$14,537	$4,830	$1,802	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.38%	1.40%	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.80%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	2.12%	1.75%	1.69%	0.94%	5.29%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.46	$10.56	$9.51	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.16	0.10	0.07	0.01
Net realized and unrealized gain/(loss)	0.20	0.56	1.06	(0.23)	(0.31)
Total from Investment Operations	0.41	0.72	1.16	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.52)	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.35	$10.46	$10.56	$9.51	$9.70
Total Return*	4.36%	6.72%	12.43%	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$46,087	$51,921	$48,806	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$49,849	$52,068	$48,134	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.27%	1.24%	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%	0.81%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	2.10%	1.52%	1.03%	0.73%	6.84%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

Class S Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.42	$10.53	$9.48	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.12	0.07	0.05	0.01
Net realized and unrealized gain/(loss)	0.20	0.55	1.06	(0.24)	(0.32)
Total from Investment Operations	0.40	0.67	1.13	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.08)	(0.02)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.47)	(0.78)	(0.08)	(0.02)	—
Net Asset Value, End of Period	$10.35	$10.42	$10.53	$9.48	$9.69
Total Return*	4.33%	6.24%	11.95%	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,303	$1,256	$1,183	$1,057	$24
Average Net Assets for the Period (in thousands)	$1,258	$1,267	$1,110	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.83%	1.75%	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.11%	1.17%	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	1.92%	1.14%	0.70%	0.53%	4.79%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

36	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.43	$10.55	$9.50	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.14	0.09	0.07	0.01
Net realized and unrealized gain/(loss)	0.20	0.55	1.06	(0.24)	(0.32)
Total from Investment Operations	0.39	0.69	1.15	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.19)	(0.10)	(0.02)	—
Distributions (from capital gains)	(0.41)	(0.62)	—	—	—
Total Dividends and Distributions	(0.49)	(0.81)	(0.10)	(0.02)	—
Net Asset Value, End of Period	$10.33	$10.43	$10.55	$9.50	$9.69
Total Return*	4.23%	6.40%	12.17%	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,327	$2,557	$2,291	$1,085	$48
Average Net Assets for the Period (in thousands)	$2,521	$2,635	$1,204	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.54%	1.51%	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.94%	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	1.90%	1.30%	0.95%	0.77%	5.04%
Portfolio Turnover Rate	268%	440%	302%(3)	122%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

38	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign

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Notes to Financial Statements

ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

46	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$3,451,095	$—	$(3,451,095)	$—
HSBC Securities (USA), Inc.	3,544	(3,544)	—	—

Total	$3,454,639	$(3,544)	$(3,451,095)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$19,971	$—	$—	$19,971
HSBC Securities (USA), Inc.	15,384	(3,544)	—	11,840

Total	$35,355	$(3,544)	$—	$31,811
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,451,095. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $3,527,475, resulting in the net amount due to the counterparty of $76,380.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC's (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and

50	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $571.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $302.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	72	2
Class D Shares	48	2
Class I Shares	-	-
Class N Shares	96	62
Class S Shares	100	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	51

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,185,937	$ -	$ (13,305)	$ -	$ -	$ 2,384	$ 1,558,841

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (13,305)	$ 0	$ (13,305)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 72,626,163	$ 2,142,632	$ (583,791)	$ 1,558,841

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 985	$ 4,384	$ -	$ 4,384

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,577,951	$ 2,096,422	$ -	$ -

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,131,790	$ 587,086	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (4,485)	$ (1,381)	$ 5,866

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	263,945	$ 2,762,794	19,160	$ 204,066
Reinvested dividends and distributions	12,794	120,007	5,219	55,216
Shares repurchased	(101,438)	(1,032,330)	(21,405)	(226,441)
Net Increase/(Decrease)	175,301	$ 1,850,471	2,974	$ 32,841
Class C Shares:
Shares sold	40,783	$ 399,274	28,828	$ 312,302
Reinvested dividends and distributions	7,443	69,592	9,356	98,607
Shares repurchased	(30,545)	(299,281)	(156)	(1,641)
Net Increase/(Decrease)	17,681	$ 169,585	38,028	$ 409,268
Class D Shares:
Shares sold	56,428	$ 562,998	102,858	$1,118,070
Reinvested dividends and distributions	12,469	116,956	13,642	144,192
Shares repurchased	(34,379)	(348,900)	(32,266)	(345,686)
Net Increase/(Decrease)	34,518	$ 331,054	84,234	$ 916,576
Class I Shares:
Shares sold	875,906	$ 9,044,162	628,842	$6,660,877
Reinvested dividends and distributions	80,463	756,351	28,637	303,264
Shares repurchased	(459,039)	(4,675,765)	(139,819)	(1,511,085)
Net Increase/(Decrease)	497,330	$ 5,124,748	517,660	$5,453,056
Class N Shares:
Shares sold	159,160	$ 1,615,734	369,834	$4,063,452
Reinvested dividends and distributions	259,176	2,436,252	363,465	3,849,093
Shares repurchased	(933,484)	(9,555,914)	(387,157)	(4,157,543)
Net Increase/(Decrease)	(515,148)	$(5,503,928)	346,142	$3,755,002
Class S Shares:
Shares sold	-	$ -	4,733	$ 50,023
Reinvested dividends and distributions	6,067	56,970	8,273	87,447
Shares repurchased	(678)	(6,729)	(4,774)	(49,700)
Net Increase/(Decrease)	5,389	$ 50,241	8,232	$ 87,770
Class T Shares:
Shares sold	20,015	$ 203,731	65,840	$ 721,009
Reinvested dividends and distributions	12,445	116,855	17,123	180,988
Shares repurchased	(149,172)	(1,530,155)	(55,095)	(586,281)
Net Increase/(Decrease)	(116,712)	$(1,209,569)	27,868	$ 315,716

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$255,877,242	$ 180,225,690	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

54	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the four years in the period ended June 30, 2019 and for the period June 23, 2015 (commencement date) through June 30, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the four years in the period ended June 30, 2019 and for the period June 23, 2015 (commencement date) through June 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

56	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	57

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

58	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	59

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

60	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	61

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

62	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	63

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$2,096,422
Dividends Received Deduction Percentage	99%
Qualified Dividend Income Percentage	98%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

78	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

80	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present	Head of Global Asset Allocation of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

82	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

84	JUNE 30, 2019

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage2

Janus Investment Fund	85

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93059 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Developed World Bond Fund (formerly named Janus Henderson Strategic Income Fund)

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Developed World Bond Fund is a developed market fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, non-cyclical businesses that are likely to continue paying their coupons in the years to come.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Developed World Bond Fund’s Class I Shares returned 8.77% over the one-year period ended June 30, 2019. The Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 9.40%.

INVESTMENT ENVIRONMENT

The investment environment during the year under review was one of paradigm shift for bond markets and central bankers. It revealed that the road to rising inflation and interest-rate normalization was not the one they had hoped for, nor which their simple and dated economic models told them. We have termed this “the point of realization. ” Indeed, the structural factors that have, for many years, served to weigh down on growth and inflation – and which have anchored long-dated bond yields in recent years – have proved too strong to be overcome. At the first sign of a cyclical deceleration, central bankers across the developed world have reverted to rate cutting mode. Even in the most “normal” developed world economy, the U.S., we have learned some profound truths about the outlook for interest rates and, hence, bond yields. This continues to filter through in the performance of every asset class in the developed world. Rates (effective federal funds rate) peaked at 2.4% this cycle versus 5.3% in the last cycle, inflation has structurally undershot its target for 10 years and quantitative easing could not be reversed in full. If this is true in the U.S., there is little hope for interest rates going up in the rest of the developed world. Indeed, the idea of a lower bound to interest rates in negative interest rate countries was challenged as the period under review came to an end. The new Chief Economist of the European Central Bank published a speech extolling the virtues of this policy and its effectiveness and arguing the market needs to understand that rates can go significantly lower than the -40 basis points at which they stand at the time of writing (if required by the economic data).

PERFORMANCE DISCUSSION

The Fund underperformed its index, yet performance was strong during the period; the key determinant of this return has been duration management. The aggregate duration of the Fund was run at a high level through most of the period under review. We disagreed with the consensus view of a breakout to even higher bond yields in the second half of 2018, and positioned accordingly with high sensitivity to duration. This proved the correct decision as we reached an inflection point in this business cycle’s interest-rate policy, particularly in the U.S. We also positioned to take advantage of continued interest-rate divergence across the developed world. Of particular note was the exposure to Australian government bonds, which proved a strong driver of performance as the Reserve Bank of Australia (RBA) was forced to cut interest rates twice in the summer of 2019 following weak employment and inflation data. Feeding from this duration view was a preference for longer-dated, investment-grade (higher-quality) corporate bonds in the portfolio. Locking in long-dated income streams seemed a preferable choice to moving down the credit spectrum to shorter-dated, lower-quality high-yield bonds. Many of our purchases were focused in this area, in late 2018 in U.S. dollar investment-grade bonds and in 2019 increasingly euro-denominated bonds (partly based on the expectation that the European Central Bank would reinitiate its purchases of such bonds as part of a new quantitative easing

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

scheme). Over the course of the year, all bond markets performed strongly, including high-yield and financial bonds, but the latter markets experienced considerable drawdown in late 2018, which we avoided the worst of via our asset allocation described above.

DERIVATIVES USAGE

The Fund makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), buying protection to reduce exposure or to effectively take a “short” position. The Fund uses futures as a liquid and straightforward way of either reducing or increasing the Fund’s duration (interest rate sensitivity). Currency forwards are used to hedge the Fund’s foreign currency back to the U.S. dollar. Additional forwards may be used to hedge underlying currency risk if exposure is significant. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

At the time of writing (July 2019), it is clear the much hoped for -sharp recovery in global growth is unlikely. The China stimulus narrative was overhyped (or just plain wrong) in early 2019 and China/Asia data remains concerningly weak. To reiterate our view of this downturn, it is an industrial/manufacturing downturn that started in Asia and, as a result, has a severe impact on Europe (exposure to Asia is high for European exporters). Thus, this is the first serious non-U.S. sourced downturn since 1998. The U.S. will likely be the most insulated from this downturn of the major economies, but won't be immune. We have now had 13 consecutive quarters of declining global manufacturing data. This is a prolonged downturn and is starting to seep into services sectors and some employment markets (such as Germany and Australia and even signs in the U.S.). Should there be any material shift to labor market weakness, then we would expect central banks to act quickly and aggressively with monetary policy stimulus. This is what happened to the RBA in June 2019 and may serve as an pertinent case study should similar shifts be seen in other parts of the developed world.

2	JUNE 30, 2019

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.20%	1.20%
Class A Shares MOP	1.15%	1.15%
Class C Shares**	0.47%	0.47%
Class D Shares	1.31%	1.47%
Class I Shares	1.44%	1.44%
Class N Shares	1.47%	1.59%
Class S Shares	-0.86%	1.09%
Class T Shares	1.27%	1.27%
Weighted Average Maturity		7.8 Years
Average Effective Duration***		8.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	13.2%
AA	17.4%
A	18.6%
BBB	18.8%
BB	10.0%
B	2.0%
Not Rated	16.2%
Other	3.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	65.1%
Foreign Government Bonds	22.2%
United States Treasury Notes/Bonds	6.9%
Investment Companies	5.8%
Bank Loans and Mezzanine Loans	0.7%
Asset-Backed/Commercial Mortgage-Backed Securities	0.4%
Other	(1.1)%
100.0%

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.48%	4.32%	7.33%	5.21%	0.98%	0.98%
Class A Shares at MOP	3.29%	3.31%	6.81%	4.88%
Class C Shares at NAV	7.67%	3.53%	6.49%	4.40%	1.72%	1.72%
Class C Shares at CDSC	6.67%	3.53%	6.49%	4.40%
Class D Shares(1)	8.78%	4.32%	7.33%	5.21%	0.79%	0.77%
Class I Shares	8.77%	4.59%	7.33%	5.21%	0.72%	0.72%
Class N Shares	8.94%	4.32%	7.33%	5.21%	0.67%	0.64%
Class S Shares	8.51%	4.21%	7.26%	5.16%	2.20%	1.14%
Class T Shares	8.59%	4.32%	7.33%	5.21%	0.89%	0.89%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	9.40%	4.16%	5.52%	4.72%
Morningstar Quartile - Class A Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	29/96	15/73	5/52	15/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2019

Janus Henderson Developed World Bond Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund (unaudited)

Performance

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

(1) Closed to certain new investors.

6	JUNE 30, 2019

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,072.30	$5.09	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$1,067.90	$8.76	$1,000.00	$1,016.24	$8.55	1.71%
Class D Shares	$1,000.00	$1,073.20	$4.16	$1,000.00	$1,020.78	$4.06	0.81%
Class I Shares	$1,000.00	$1,072.70	$3.75	$1,000.00	$1,021.17	$3.66	0.73%
Class N Shares	$1,000.00	$1,074.10	$3.45	$1,000.00	$1,021.47	$3.36	0.67%
Class S Shares	$1,000.00	$1,072.30	$5.28	$1,000.00	$1,019.65	$5.14	1.03%
Class T Shares	$1,000.00	$1,071.80	$4.57	$1,000.00	$1,020.38	$4.46	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 2.7500%, 3/15/24	3,840,000	EUR	$4,502,307
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40	339,003	GBP	562,887
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $4,930,396)			5,065,194
Bank Loans and Mezzanine Loans – 0.7%
Basic Industry – 0.2%
SIG Combibloc PurchaseCo Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 2.5000%, 10/2/25‡	1,700,000	EUR	1,939,812
Communications – 0.1%
McAfee LLC, ICE LIBOR USD 3 Month + 3.5000%, 3.5000%, 9/30/24‡	982,575	EUR	1,117,553
Consumer Non-Cyclical – 0.2%
Froneri International Ltd,
ICE LIBOR USD 1 Month + 3.0000%, 3.7218%, 1/31/25‡	2,244,543	GBP	2,832,788
Software – 0%
SS&C European Holdings Sarl,
ICE LIBOR USD 3 Month + 2.2500%, 4.6500%, 4/16/25‡	$8,170		8,133
Technology – 0.2%
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 9/30/24‡	2,137,453		2,133,114
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.6520%, 4/16/25‡	12,156		12,101
			2,145,215
Total Bank Loans and Mezzanine Loans (cost $8,364,305)			8,043,501
Corporate Bonds – 65.1%
Banking – 5.6%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,244,114
Bank of America Corp,
Canada Bankers Acceptances 3 Month + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	1,981,824
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	4,600,000		4,835,060
Citibank, National Association, 3.7500%, 5/4/21	7,216,000	AUD	5,243,404
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,351,626
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	4,830,000	AUD	3,442,223
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,955,153
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%‡,µ	1,909,000	GBP	3,595,781
JPMorgan Chase & Co, 4.5000%, 1/30/26	6,950,000	AUD	5,485,885
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,656,805
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	5,486,000		5,787,730
Morgan Stanley, 3.1250%, 8/5/21	4,000,000	CAD	3,118,069
Morgan Stanley, 5.0000%, 9/30/21	5,000,000	AUD	3,747,286
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%‡,µ	1,514,000		1,930,350
Royal Bank of Scotland Group PLC,
ICE LIBOR USD 3 Month + 2.5000%, 7.6480%‡,µ	971,000		1,264,726
Wells Fargo & Co, 3.0000%, 1/22/21	3,500,000		3,531,107
Wells Fargo & Co, 3.7000%, 7/27/26	6,000,000	AUD	4,529,519
Wells Fargo & Co, 4.0000%, 4/27/27	3,500,000	AUD	2,700,982
			63,401,644
Basic Industry – 1.1%
Air Liquide Finance SA, 0.6250%, 6/20/30	6,700,000	EUR	7,677,223
Argentum Netherlands BV for Givaudan SA, 2.0000%, 9/17/30	3,600,000	EUR	4,558,052
			12,235,275
Capital Goods – 0.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	860,000		890,100
Berry Global Inc, 6.0000%, 10/15/22	3,154,000		3,217,080
Berry Global Inc, 5.1250%, 7/15/23	902,000		922,115
Silgan Holdings Inc, 4.7500%, 3/15/25	1,125,000		1,133,437
			6,162,732
Communications – 11.1%
American Tower Corp, 3.6000%, 1/15/28	4,180,000		4,253,071
Arqiva Broadcast Finance PLC, 6.7500%, 9/30/23	1,600,000	GBP	2,182,634

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
AT&T Inc, 2.4500%, 6/30/20	$3,500,000		$3,498,313
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/23 (144A)	1,300,000		1,327,218
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	418,000		440,990
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	4,268,000		4,406,710
Comcast Corp, 3.3750%, 8/15/25	2,342,000		2,448,087
Comcast Corp, 3.9500%, 10/15/25	4,088,000		4,407,874
Comcast Corp, 4.1500%, 10/15/28	5,708,000		6,291,412
Crown Castle International Corp, 3.4000%, 2/15/21	1,600,000		1,621,505
Crown Castle International Corp, 3.2000%, 9/1/24	2,276,000		2,323,094
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,892,440
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		2,065,747
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	2,820,000		2,812,655
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,403,678
Entertainment One Ltd, 4.6250%, 7/15/26 (144A)	1,930,000	GBP	2,519,128
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	3,644,000		3,735,100
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,874,873
Orange SA, 2.0000%, 1/15/29	3,300,000	EUR	4,195,661
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	6,617,419
RELX Finance BV, 1.5000%, 5/13/27	500,000	EUR	605,245
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	4,550,000		4,676,263
Sirius XM Radio Inc, 5.3750%, 4/15/25 (144A)	2,315,000		2,387,344
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,309,775
T-Mobile USA Inc, 6.0000%, 3/1/23	2,100,000		2,147,250
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,508,059
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		610,155
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		961,270
TWDC Enterprises 18 Corp, 2.7580%, 10/7/24	7,402,000	CAD	5,804,697
TWDC Enterprises 18 Corp, 1.8500%, 7/30/26	6,474,000		6,271,347
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,151,910
Verizon Communications Inc, 3.5000%, 2/17/23	2,120,000	AUD	1,563,852
Verizon Communications Inc, 4.5000%, 8/17/27	6,200,000	AUD	4,884,536
Verizon Communications Inc, 4.0160%, 12/3/29 (144A)	3,420,000		3,704,273
Verizon Communications Inc, 2.8750%, 1/15/38	10,150,000	EUR	13,708,904
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	3,052,000	GBP	4,092,406
Vodafone Group PLC, 3.2500%, 12/13/22	1,600,000	AUD	1,166,043
WMG Acquisition Corp, 3.6250%, 10/15/26 (144A)	750,000	EUR	899,495
			125,770,433
Consumer Cyclical – 11.1%
Amazon.com Inc, 3.1500%, 8/22/27	17,248,000		18,122,364
Booking Holdings Inc, 1.8000%, 3/3/27	6,010,000	EUR	7,386,357
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,341,765
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	3,969,471
Co-Operative Group Ltd, 5.1250%, 5/17/24	3,600,000	GBP	4,776,597
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,160,463
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	889,603
CPUK Finance Ltd, 4.8750%, 8/28/25	1,000,000	GBP	1,269,999
CPUK Finance Ltd, 4.8750%, 8/28/25 (144A)	400,000	GBP	507,999
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,483,300
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,731,546
Mastercard Inc, 2.1000%, 12/1/27	11,960,000	EUR	15,601,870
McDonald's Corp, 3.1250%, 3/4/25	10,380,000	CAD	8,200,549
McDonald's Corp, 3.4500%, 9/8/26	9,200,000	AUD	6,833,840
McDonald's Corp, 2.6250%, 6/11/29	3,900,000	EUR	5,168,744
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		7,028,242
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		2,098,685
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	440,857
Sodexo SA, 1.7500%, 6/26/28	1,100,000	GBP	1,402,481
Visa Inc, 3.1500%, 12/14/25	7,580,000		7,947,194
Visa Inc, 2.7500%, 9/15/27	11,990,000		12,222,701

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Walmart Inc, 2.5500%, 4/8/26	4,000,000	EUR	$5,260,205
Walmart Inc, 3.7000%, 6/26/28	$6,620,000		7,225,801
			125,070,633
Consumer Non-Cyclical – 19.8%
Abbott Ireland Financing DAC, 1.5000%, 9/27/26	7,980,000	EUR	9,727,933
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	9,000,000	CAD	6,887,880
Anheuser-Busch InBev SA/NV, 2.7500%, 3/17/36	3,706,000	EUR	4,884,458
Aramark Services Inc, 5.1250%, 1/15/24	681,000		699,728
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		451,675
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,461,332
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		3,086,250
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	4,736,000		5,031,962
Becton Dickinson and Co, 3.7000%, 6/6/27	5,310,000		5,546,242
Boston Scientific Corp, 3.4500%, 3/1/24	5,730,000		5,990,278
Boston Scientific Corp, 4.0000%, 3/1/29	893,000		965,413
Bristol-Myers Squibb Co, 3.2000%, 6/15/26 (144A)	3,006,000		3,118,866
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	2,739,000		2,780,085
Coca-Cola Co, 0.7500%, 3/9/23	2,000,000	EUR	2,341,768
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,753,833
Coca-Cola Co, 1.2500%, 3/8/31	6,820,000	EUR	8,270,043
Coca-Cola Co, 1.6250%, 3/9/35	1,610,000	EUR	2,026,249
Constellation Brands Inc, 4.7500%, 11/15/24	1,605,000		1,765,564
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,103,076
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	1,336,000		1,361,050
Danone SA, 1.2080%, 11/3/28	1,300,000	EUR	1,581,588
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	4,010,000		4,476,317
Eli Lilly & Co, 3.3750%, 3/15/29	6,554,000		6,977,060
Estee Lauder Cos Inc, 3.1500%, 3/15/27	4,430,000		4,585,809
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,695,754
FBG Finance Pty Ltd, 3.7500%, 9/6/24	3,710,000	AUD	2,794,047
HCA Inc, 5.0000%, 3/15/24	67,000		72,959
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,645,287
HCA Inc, 5.8750%, 2/1/29	737,000		807,936
HCA Inc, 4.1250%, 6/15/29	1,879,000		1,922,680
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,409,413
Heineken NV, 1.5000%, 10/3/29	3,800,000	EUR	4,627,683
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,563,537
IQVIA Inc, 4.8750%, 5/15/23 (144A)	2,500,000		2,565,625
Johnson & Johnson, 2.4500%, 3/1/26	2,460,000		2,475,217
Johnson & Johnson, 2.9000%, 1/15/28	3,480,000		3,588,153
Johnson & Johnson, 1.1500%, 11/20/28	5,110,000	EUR	6,284,848
Kellogg Co, 1.2500%, 3/10/25	7,700,000	EUR	9,134,819
Lamb Weston Holdings Inc, 4.8750%, 11/1/26 (144A)	4,060,000		4,222,400
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	5,904,986
Mars Inc, 2.7000%, 4/1/25 (144A)	3,703,000		3,776,198
Mars Inc, 3.2000%, 4/1/30 (144A)	6,645,000		6,900,617
Novartis Finance SA, 1.3750%, 8/14/30	4,480,000	EUR	5,493,707
Novartis Finance SA, 1.7000%, 8/14/38	2,330,000	EUR	2,964,842
PepsiCo Inc, 2.1500%, 5/6/24	7,800,000	CAD	5,961,633
PepsiCo Inc, 1.1250%, 3/18/31	2,000,000	EUR	2,402,747
Procter & Gamble Co, 1.2000%, 10/30/28	3,080,000	EUR	3,772,638
Procter & Gamble Co, 1.8750%, 10/30/38	5,730,000	EUR	7,597,556
Sysco Corp, 1.2500%, 6/23/23	4,200,000	EUR	4,947,297
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,234,573
Tesco PLC, 6.1250%, 2/24/22	1,550,000	GBP	2,193,396
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,883,011
Tesco PLC, 6.1500%, 11/15/37 (144A)	3,080,000		3,565,087
Unilever PLC, 1.5000%, 7/22/26	3,700,000	GBP	4,701,474
Unilever PLC, 1.5000%, 6/11/39	8,000,000	EUR	9,521,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	$2,759,504
Zoetis Inc, 3.9000%, 8/20/28	$730,000		777,491
			224,042,725
Government Sponsored – 2.3%
Deutsche Bahn Finance GMBH, 1.6250%, 8/16/33	5,990,000	EUR	7,506,669
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	10,000,000	AUD	7,746,287
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	10,673,256
			25,926,212
Industrial – 0.4%
Cintas Corp No 2, 2.9000%, 4/1/22	2,000,000		2,033,372
Cintas Corp No 2, 3.7000%, 4/1/27	2,000,000		2,128,643
			4,162,015
Insurance – 0.9%
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%‡,µ	1,300,000	GBP	1,680,316
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%‡,µ	1,414,000	GBP	1,878,281
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,111,223
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,375,696
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,021,875
			10,067,391
Non-Agency Commercial Mortgage-Backed Securities – 0.1%
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	1,628,306
Owned No Guarantee – 0.3%
TenneT Holding BV, 1.7500%, 6/4/27	3,000,000	EUR	3,766,933
Real Estate Investment Trusts (REITs) – 0.2%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,081,253
Supranational – 1.0%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,349,194
European Investment Bank, 3.1000%, 8/17/26	4,520,000	AUD	3,474,106
			10,823,300
Technology – 10.6%
Adobe Inc, 3.2500%, 2/1/25	3,429,000		3,574,085
Alphabet Inc, 1.9980%, 8/15/26	21,696,000		21,152,499
Amadeus IT Group SA, 1.5000%, 9/18/26	6,100,000	EUR	7,434,211
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	1,985,815
Apple Inc, 3.7000%, 8/28/22	15,060,000	AUD	11,240,825
Apple Inc, 1.3750%, 5/24/29	4,480,000	EUR	5,542,445
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	11,635,000		12,540,247
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,241,250
Equinix Inc, 2.8750%, 10/1/25	2,100,000	EUR	2,488,865
Equinix Inc, 2.8750%, 2/1/26	2,200,000	EUR	2,618,352
First Data Corp, 5.7500%, 1/15/24 (144A)	1,110,000		1,141,219
Fiserv Inc, 3.5000%, 7/1/29	3,010,000		3,086,646
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	4,033,470
Intel Corp, 4.0000%, 12/1/22	7,500,000	AUD	5,636,174
InterXion Holding NV, 4.7500%, 6/15/25	2,000,000	EUR	2,473,683
InterXion Holding NV, 4.7500%, 6/15/25 (144A)	450,000	EUR	556,579
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,055,000
Microsoft Corp, 3.3000%, 2/6/27	4,980,000		5,276,977
Microsoft Corp, 3.1250%, 12/6/28	8,000,000	EUR	11,419,739
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,400,795
salesforce.com Inc, 3.7000%, 4/11/28	10,072,000		10,853,845
VMware Inc, 3.9000%, 8/21/27	1,135,000		1,149,515
			119,902,236
Total Corporate Bonds (cost $718,996,964)			735,041,088
Foreign Government Bonds – 22.2%
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	7,914,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	$22,096,351
Australia Government Bond, 2.2500%, 5/21/28	8,000,000	AUD	6,058,386
Australia Government Bond, 2.7500%, 11/21/28	38,800,000	AUD	30,647,302
Australia Government Bond, 3.2500%, 4/21/29	27,000,000	AUD	22,282,214
Australia Government Bond, 3.7500%, 4/21/37	18,500,000	AUD	17,187,871
Bundesrepublik Deutschland Bundesanleihe, 1.2500%, 8/15/48	4,000,000	EUR	5,803,188
Canadian Government Bond, 0.5000%, 3/1/22	13,250,000	CAD	9,872,434
Canadian Government Bond, 1.7500%, 3/1/23	52,500,000	CAD	40,558,863
Canadian Government Bond, 2.0000%, 6/1/28	47,000,000	CAD	37,521,750
Sweden Government Bond, 0.7500%, 5/12/28	222,000,000	SEK	25,738,511
Sweden Government Bond, 3.5000%, 3/30/39	25,000,000	SEK	4,199,526
United Kingdom Gilt, 1.6250%, 10/22/28	15,800,000	GBP	21,473,829
Total Foreign Government Bonds (cost $243,188,612)			251,354,707
United States Treasury Notes/Bonds – 6.9%
2.0000%, 1/31/20	$10,000,000		9,996,094
2.6250%, 8/31/20	35,000,000		35,283,008
2.7500%, 11/15/23	23,000,000		23,956,836
2.8750%, 5/15/28	8,000,000		8,585,000
Total United States Treasury Notes/Bonds (cost $75,930,274)			77,820,938
Investment Companies – 5.8%
Money Markets – 5.8%
Fidelity Investments Money Market Treasury Portfolio, 2.2500%ºº (cost $65,323,539)	65,323,539		65,323,539
Total Investments (total cost $1,116,734,090) – 101.1%			1,142,648,967
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%			(12,844,091)
Net Assets – 100%			$1,129,804,876

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$648,695,347	56.8%
United Kingdom	110,531,276	9.7
Australia	106,186,606	9.3
Canada	91,833,225	8.0
Germany	37,945,733	3.3
France	32,695,088	2.9
Sweden	29,938,037	2.6
Netherlands	19,749,454	1.7
Switzerland	16,458,824	1.4
Belgium	16,262,139	1.4
Supranational	10,823,300	0.9
Spain	7,434,211	0.7
Ireland	5,392,407	0.5
Bermuda	5,031,962	0.4
Luxembourg	1,939,812	0.2
Denmark	1,731,546	0.2

Total	$1,142,648,967	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/24/19	110,000	$(76,555)	$722
Australian Dollar	7/24/19	(301,997,548)	207,825,885	(4,333,706)
British Pound	7/24/19	(442,049)	566,409	4,430
British Pound	7/24/19	(65,761,558)	82,852,073	(750,645)
Canadian Dollar	7/24/19	(152,398,828)	113,694,733	(2,763,959)
Euro	7/24/19	(8,360,407)	9,543,934	20,042
Euro	7/24/19	(204,603,133)	230,140,809	(2,936,224)
Swedish Krona	7/24/19	(265,657,100)	28,068,874	(608,871)

				(11,368,211)
JPMorgan Chase and Co.:
Australian Dollar	8/9/19	(22,400,000)	15,630,742	(113,788)
Japanese Yen	8/9/19	1,724,048,220	(15,910,945)	133,568

				19,780
Total				$(11,348,431)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	264	9/19/19	$33,783,750	$98,016	$8,250
5-Year US Treasury Note	1,238	9/30/19	146,277,438	235,272	-
Euro-Bund	132	9/6/19	25,921,015	268,644	36,014
Euro-Buxl	55	9/6/19	12,686,151	314,676	-
Long Gilt	439	9/26/19	72,628,779	(18,114)	(139,242)
Total				$898,494	$(94,978)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc.:

Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	$10,704	$(60,102)	$(49,398)

Citibank, National Association:

Arrow Electronics Inc, Fixed Rate 1.00%, Paid quarterly	12/20/23	8,100,000	USD	(7,354)	(97,550)	(104,904)
Avenet Inc, Fixed Rate 1.00%, Paid quarterly	12/20/23	4,050,000	USD	-	(51,978)	(51,978)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(28,624)	(32,934)	(61,558)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(25,915)	(35,643)	(61,558)
National Austrailia Bank, Fixed Rate 1.00%, Paid quarterly	6/20/23	4,410,000	USD	(53,845)	(56,675)	(110,520)
Westpac Banking Corp, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(26,923)	(28,847)	(55,770)
Westpac Banking Corp, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(29,127)	(26,643)	(55,770)
				(171,788)	(330,270)	(502,058)

JPMorgan Chase & Co.:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(36,925)	(16,739)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(36,925)	(16,739)
				40,372	(73,850)	(33,478)
Total				$(120,712)	$(464,222)	$(584,934)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 158,762	$ -	$ 158,762
Variation margin receivable	-	-	44,264	44,264

Total Asset Derivatives	$ -	$ 158,762	$ 44,264	$ 203,026

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$11,507,193	$ -	$11,507,193
Outstanding swap contracts, at value	584,934	-	-	584,934
Variation margin payable	-	-	139,242	139,242

Total Liability Derivatives	$584,934	$11,507,193	$ 139,242	$12,231,369

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(1,211,157)	$ 8,038,821	$ 6,827,664
Forward foreign currency exchange contracts	-	28,188,236	-	-	28,188,236
Purchased options contracts	-	-	-	(94,578)	(94,578)
Swap contracts	(836,087)	-	-	-	(836,087)

Total	$(836,087)	$ 28,188,236	$(1,211,157)	$ 7,944,243	$ 34,085,235

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ 239,775	$ 239,775
Forward foreign currency exchange contracts	-	(11,613,180)	-	-	(11,613,180)
Swap contracts	(460,811)	-	-	-	(460,811)

Total	$(460,811)	$(11,613,180)	$ -	$ 239,775	$(11,834,216)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Credit default swaps, buy protection	$ (1,035,134)
Forward foreign currency exchange contracts, purchased	19,996,680
Forward foreign currency exchange contracts, sold	564,154,473
Futures contracts, purchased	184,018,410
Futures contracts, sold	1,635,637
Purchased options contracts, call	3,606

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $94,451,498, which represents 8.4% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$5,065,194	$-
Bank Loans and Mezzanine Loans	-	8,043,501	-
Corporate Bonds	-	735,041,088	-
Foreign Government Bonds	-	251,354,707	-
United States Treasury Notes/Bonds	-	77,820,938	-
Investment Companies	65,323,539	-	-
Total Investments in Securities	$65,323,539	$1,077,325,428	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	158,762	-
Variation Margin Receivable	44,264	-	-
Total Assets	$65,367,803	$1,077,484,190	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$11,507,193	$-
Outstanding Swap Contracts, at Value	-	584,934	-
Variation Margin Payable	139,242	-	-
Total Liabilities	$139,242	$12,092,127	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,142,648,967
Cash	1,044,740
Deposits with brokers for futures	2,782,508
Deposits with brokers for OTC derivatives	880,000
Forward foreign currency exchange contracts	158,762
Cash denominated in foreign currency(2)	27,274
Variation margin receivable	44,264
Non-interested Trustees' deferred compensation	28,527
Receivables:
Interest	8,378,686
Fund shares sold	6,897,866
Foreign tax reclaims	880
Other assets	144,355
Total Assets	1,163,036,829
Liabilities:
Due to custodian	827,904
Foreign cash due to custodian	199,035
Forward foreign currency exchange contracts	11,507,193
Outstanding swap contracts, at value(3)	584,934
Variation margin payable	139,242
Payables:	—
Investments purchased	14,105,395
Fund shares repurchased	4,857,672
Advisory fees	487,899
Dividends	171,654
Transfer agent fees and expenses	100,694
Professional fees	49,948
12b-1 Distribution and shareholder servicing fees	40,776
Non-interested Trustees' deferred compensation fees	28,527
Custodian fees	8,968
Non-interested Trustees' fees and expenses	5,676
Affiliated fund administration fees payable	2,248
Accrued expenses and other payables	114,188
Total Liabilities	33,231,953
Net Assets	$1,129,804,876

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,100,810,835
Total distributable earnings (loss)	28,994,041
Total Net Assets	$1,129,804,876
Net Assets - Class A Shares	$51,462,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,309,129
Net Asset Value Per Share(4)	$9.69
Maximum Offering Price Per Share(5)	$10.17
Net Assets - Class C Shares	$37,165,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,858,708
Net Asset Value Per Share(4)	$9.63
Net Assets - Class D Shares	$16,056,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,656,974
Net Asset Value Per Share	$9.69
Net Assets - Class I Shares	$948,618,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,171,050
Net Asset Value Per Share	$9.66
Net Assets - Class N Shares	$5,789,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	598,795
Net Asset Value Per Share	$9.67
Net Assets - Class S Shares	$158,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,316
Net Asset Value Per Share	$9.69
Net Assets - Class T Shares	$70,554,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,286,809
Net Asset Value Per Share	$9.68

(1) Includes cost of $1,116,734,090.

(2) Includes cost of $27,274.

(3) Net premiums received $120,712.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$25,781,030
Dividends	88,979
Other income	45,983
Foreign tax withheld	(2,414)
Total Investment Income	25,913,578
Expenses:
Advisory fees	4,789,927
12b-1 Distribution and shareholder servicing fees:
Class A Shares	108,457
Class C Shares	360,325
Class S Shares	257
Transfer agent administrative fees and expenses:
Class D Shares	12,308
Class S Shares	352
Class T Shares	114,546
Transfer agent networking and omnibus fees:
Class A Shares	33,326
Class C Shares	27,044
Class I Shares	611,441
Other transfer agent fees and expenses:
Class A Shares	4,064
Class C Shares	3,329
Class D Shares	3,117
Class I Shares	35,207
Class N Shares	177
Class S Shares	12
Class T Shares	983
Registration fees	274,617
Shareholder reports expense	135,460
Professional fees	82,005
Custodian fees	46,164
Non-interested Trustees’ fees and expenses	24,818
Affiliated fund administration fees	20,597
Other expenses	315,574
Total Expenses	7,004,107
Less: Excess Expense Reimbursement and Waivers	(14,113)
Net Expenses	6,989,994
Net Investment Income/(Loss)	18,923,584

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(8,808,342)
Purchased options contracts	(94,578)
Forward foreign currency exchange contracts	28,188,236
Futures contracts	6,827,664
Swap contracts	(836,087)
Total Net Realized Gain/(Loss) on Investments	25,276,893
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	46,699,769
Forward foreign currency exchange contracts	(11,613,180)
Futures contracts	239,775
Swap contracts	(460,811)
Total Change in Unrealized Net Appreciation/Depreciation	34,865,553
Net Increase/(Decrease) in Net Assets Resulting from Operations	$79,066,030

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$18,923,584	$14,475,524
Net realized gain/(loss) on investments	25,276,893	11,142,743
Change in unrealized net appreciation/depreciation	34,865,553	(21,576,157)
Net Increase/(Decrease) in Net Assets Resulting from Operations	79,066,030	4,042,110
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,973,457)	N/A
Class C Shares	(1,372,098)	N/A
Class D Shares	(432,828)	N/A
Class I Shares	(33,555,493)	N/A
Class N Shares	(249,474)	N/A
Class S Shares	(6,438)	N/A
Class T Shares	(2,015,076)	N/A
Total Dividends and Distributions to Shareholders	(39,604,864)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(943,142)
Class C Shares	N/A	(570,307)
Class D Shares	N/A	(150,050)
Class I Shares	N/A	(12,205,743)
Class N Shares	N/A	(50,725)
Class S Shares	N/A	(1,447)
Class T Shares	N/A	(451,902)
Total Dividends from Net Investment Income	N/A	(14,373,316)
Net Decrease from Dividends and Distributions to Shareholders	(39,604,864)	(14,373,316)
Capital Share Transactions:
Class A Shares	9,037,750	(1,921,923)
Class C Shares	(4,156,963)	667,575
Class D Shares	6,636,916	8,563,832
Class I Shares	256,127,011	333,926,182
Class N Shares	1,398,559	2,854,921
Class S Shares	31,444	71,641
Class T Shares	38,211,023	30,508,683
Net Increase/(Decrease) from Capital Share Transactions	307,285,740	374,670,911
Net Increase/(Decrease) in Net Assets	346,746,906	364,339,705
Net Assets:
Beginning of period	783,057,970	418,718,265
End of period(2)	$1,129,804,876	$783,057,970

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $12,937,639 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.35	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.21	0.26
Net realized and unrealized gain/(loss)	0.58	(0.12)	0.11
Total from Investment Operations	0.76	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.20)	(0.12)
Return of capital	—	—	(0.13)
Total Dividends and Distributions	(0.42)	(0.20)	(0.25)
Net Asset Value, End of Period	$9.69	$9.35	$9.46
Total Return*	8.48%	0.99%	3.99%
Net Assets, End of Period (in thousands)	$51,463	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$43,495	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.98%	2.23%	2.99%
Portfolio Turnover Rate	42%	125%	112%

Class C Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.30	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.14	0.19
Net realized and unrealized gain/(loss)	0.57	(0.12)	0.11
Total from Investment Operations	0.69	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.13)	(0.08)
Return of capital	—	—	(0.10)
Total Dividends and Distributions	(0.36)	(0.13)	(0.18)
Net Asset Value, End of Period	$9.63	$9.30	$9.41
Total Return*	7.67%	0.25%	3.31%
Net Assets, End of Period (in thousands)	$37,165	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$36,574	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	1.27%	1.48%	2.22%
Portfolio Turnover Rate	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$9.09	$9.13	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.32	0.46
Net realized and unrealized gain/(loss)	0.24	0.01	0.20
Total from Investment Operations	0.49	0.33	0.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)	(0.46)
Total Dividends and Distributions	(0.24)	(0.37)	(0.46)
Net Asset Value, End of Period	$9.34	$9.09	$9.13
Total Return*	5.46%	3.71%	7.56%
Net Assets, End of Period (in thousands)	$66,863	$28,200	$11,522
Average Net Assets for the Period (in thousands)	$47,477	$20,111	$12,645
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.15%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(2)	1.09%	1.10%
Ratio of Net Investment Income/(Loss)	2.72%(3)	3.52%	5.02%
Portfolio Turnover Rate	110%	54%	84%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$9.04	$9.09	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.26	0.39
Net realized and unrealized gain/(loss)	0.24	—(4)	0.20
Total from Investment Operations	0.42	0.26	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.39)
Total Dividends and Distributions	(0.17)	(0.31)	(0.39)
Net Asset Value, End of Period	$9.29	$9.04	$9.09
Total Return*	4.70%	2.84%	6.78%
Net Assets, End of Period (in thousands)	$50,531	$30,034	$17,744
Average Net Assets for the Period (in thousands)	$40,443	$25,216	$17,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(2)	1.92%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(2)	1.85%	1.85%
Ratio of Net Investment Income/(Loss)	1.98%(3)	2.84%	4.27%
Portfolio Turnover Rate	110%	54%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.22	0.02
Net realized and unrealized gain/(loss)	0.59	(0.11)	(0.03)
Total from Investment Operations	0.79	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.22)	(0.01)
Return of capital	—	—	(0.02)
Total Dividends and Distributions	(0.44)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.69	$9.34	$9.45
Total Return*	8.78%	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$16,056	$8,848	$450
Average Net Assets for the Period (in thousands)	$10,281	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	2.13%	2.39%	3.54%
Portfolio Turnover Rate	42%	125%	112%

Class I Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.32	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.23	0.27
Net realized and unrealized gain/(loss)	0.58	(0.11)	0.12
Total from Investment Operations	0.79	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.23)	(0.12)
Return of capital	—	—	(0.15)
Total Dividends and Distributions	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.66	$9.32	$9.43
Total Return*	8.77%	1.25%	4.26%
Net Assets, End of Period (in thousands)	$948,619	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$732,591	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	2.23%	2.47%	3.21%
Portfolio Turnover Rate	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$9.06	$9.11	$8.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.34	0.48
Net realized and unrealized gain/(loss)	0.23	0.01	0.21
Total from Investment Operations	0.50	0.35	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)	(0.49)
Total Dividends and Distributions	(0.25)	(0.40)	(0.49)
Net Asset Value, End of Period	$9.31	$9.06	$9.11
Total Return*	5.70%	3.86%	7.88%
Net Assets, End of Period (in thousands)	$323,462	$106,544	$18,271
Average Net Assets for the Period (in thousands)	$227,875	$65,902	$7,395
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(2)	0.92%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(2)	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	2.96%(3)	3.73%	5.29%
Portfolio Turnover Rate	110%	54%	84%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.32	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.23	0.28
Net realized and unrealized gain/(loss)	0.59	(0.12)	0.11
Total from Investment Operations	0.80	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.23)	(0.12)
Return of capital	—	—	(0.15)
Total Dividends and Distributions	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.67	$9.32	$9.44
Total Return*	8.94%	1.19%	4.31%
Net Assets, End of Period (in thousands)	$5,789	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$5,062	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	2.31%	2.51%	3.25%
Portfolio Turnover Rate	42%	125%	112%

Class S Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.20	—(4)
Net realized and unrealized gain/(loss)	0.59	(0.12)	(0.01)
Total from Investment Operations	0.77	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.19)	(0.01)
Return of capital	—	—	(0.02)
Total Dividends and Distributions	(0.42)	(0.19)	(0.03)
Net Asset Value, End of Period	$9.69	$9.34	$9.45
Total Return*	8.51%	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$158	$121	$50
Average Net Assets for the Period (in thousands)	$141	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.21%	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	1.91%	2.12%	(0.55)%
Portfolio Turnover Rate	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.21	—(3)
Net realized and unrealized gain/(loss)	0.58	(0.10)	(0.01)
Total from Investment Operations	0.77	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.22)	(0.01)
Return of capital	—	—	(0.02)
Total Dividends and Distributions	(0.43)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.68	$9.34	$9.45
Total Return*	8.59%	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$70,554	$30,023	$55
Average Net Assets for the Period (in thousands)	$45,901	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	2.05%	2.31%	(0.01)%
Portfolio Turnover Rate	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

30	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (formerly Janus Henderson Strategic Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

32	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	33

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

34	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities

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with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

The Fund may purchase or sell futures on equity indices to increase or decrease exposure to equity risk.

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Notes to Financial Statements

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at June 30, 2019.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

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Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt

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Notes to Financial Statements

obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

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Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Notes to Financial Statements

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$25,194	$(25,194)	$—	$—
JPMorgan Chase & Co.	133,568	(133,568)	—	—

Total	$158,762	$(158,762)	$—	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$49,398	$—	$—	$49,398
BNP Paribas	11,393,405	(25,194)	—	11,368,211
Citibank, National Association	502,058	—	—	502,058
JPMorgan Chase & Co.	147,266	(133,568)	—	13,698

Total	$12,092,127	$(158,762)	$—	$11,933,365
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater

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Notes to Financial Statements

than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC's (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a

44	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $11,312.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $22 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $6,932.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	-*		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	35		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 9,512,771	$ 3,873,056	$ -	$ -	$ -	$ (68,966)	$ 15,677,180

During the year ended June 30, 2019, capital loss carryovers of $2,433,109 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,126,971,787	$25,313,345	$ (9,636,165)	$ 15,677,180

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (11,034,869)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,604,864	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,373,316	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 137,514	$ 7,080,343	$ (7,217,857)

Capital has been adjusted by $473,676, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,714,859	$ 25,387,242	1,855,188	$ 17,574,218
Reinvested dividends and distributions	191,151	1,761,837	89,597	847,501
Shares repurchased	(1,939,609)	(18,111,329)	(2,151,299)	(20,343,642)
Net Increase/(Decrease)	966,401	$ 9,037,750	(206,514)	$ (1,921,923)
Class C Shares:
Shares sold	1,394,794	$ 12,946,996	1,331,849	$ 12,553,458
Reinvested dividends and distributions	138,504	1,265,431	55,300	520,174
Shares repurchased	(1,986,228)	(18,369,390)	(1,317,733)	(12,406,057)
Net Increase/(Decrease)	(452,930)	$ (4,156,963)	69,416	$ 667,575
Class D Shares:
Shares sold	1,093,219	$ 10,214,052	1,539,450	$ 14,618,056
Reinvested dividends and distributions	46,230	427,186	15,097	142,264
Shares repurchased	(429,537)	(4,004,322)	(655,111)	(6,196,488)
Net Increase/(Decrease)	709,912	$ 6,636,916	899,436	$ 8,563,832
Class I Shares:
Shares sold	53,728,431	$500,759,655	49,667,777	$468,693,888
Reinvested dividends and distributions	3,206,723	29,510,107	1,106,406	10,415,684
Shares repurchased	(29,498,177)	(274,142,751)	(15,431,436)	(145,183,390)
Net Increase/(Decrease)	27,436,977	$256,127,011	35,342,747	$333,926,182
Class N Shares:
Shares sold	411,227	$ 3,834,769	317,565	$ 2,973,060
Reinvested dividends and distributions	26,313	241,984	5,387	50,725
Shares repurchased	(285,813)	(2,678,194)	(17,899)	(168,864)
Net Increase/(Decrease)	151,727	$ 1,398,559	305,053	$ 2,854,921
Class S Shares:
Shares sold	2,902	$ 26,903	7,480	$ 70,219
Reinvested dividends and distributions	699	6,438	154	1,447
Shares repurchased	(202)	(1,897)	(3)	(25)
Net Increase/(Decrease)	3,399	$ 31,444	7,631	$ 71,641
Class T Shares:
Shares sold	6,290,721	$ 58,863,242	3,727,477	$ 35,397,938
Reinvested dividends and distributions	217,967	2,010,991	47,912	451,625
Shares repurchased	(2,435,553)	(22,663,210)	(567,531)	(5,340,880)
Net Increase/(Decrease)	4,073,135	$ 38,211,023	3,207,858	$ 30,508,683

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$639,052,811	$ 284,953,986	$ 53,213,219	$ 53,862,324

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson Developed World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Developed World Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Developed World Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12

52	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	53

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

54	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	55

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

56	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	57

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

58	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

Janus Investment Fund	59

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$473,676

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	2/08-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	08/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

76	JUNE 30, 2019

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93077 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Diversified Alternatives Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Diversified Alternatives Fund

Janus Henderson Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

Ashwin Alankar co-portfolio manager	John Fujiwara co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended June 30, 2019, the Janus Henderson Diversified Alternatives Fund’s Class I Shares returned -2.81%, compared with a return of 7.87% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and 6.45% for its secondary benchmark, London Interbank Offered Rate (LIBOR) + 3% Index.

MARKET ENVIRONMENT

Riskier asset classes rose through the earlier part of the period, fueled in part by steady growth in the U.S., which remained a bright spot in developed markets. Yields on U.S. Treasuries climbed above 3% during the autumn as wage data caused some market participants to suspect inflation may see an uptick as the U.S. economic expansion continued. A different concern arose not long after as slowing global growth and trade tensions caused investors to question whether the economy could handle additional rate hikes by the Federal Reserve (Fed). Matters were not helped by the Fed’s seeming commitment to maintain its normalization program. This led risk assets to sell off, and in late December, Fed officials capitulated and lowered their forecast of future rate increases. For the remainder of the period, risk assets rallied, as did Treasuries, fueled by the expectation of lower policy rates.

PERFORMANCE DISCUSSION

The Fund underperformed its primary and secondary benchmarks during the 12-month period. Over time, the Fund seeks to provide positive absolute returns and offer true diversification with low correlation to stocks and bonds by investing in a portfolio of risk premia strategies.

The Fund’s equity emerging risk premium strategy contributed to underperformance. The strategy is based on the tendency of purportedly riskier emerging market (EM) stocks to outperform their developed market peers. While the continuation of accommodative monetary policy, on the surface, should boost the prospects of emerging economies – and their financial markets as investors reach for yield – the broad consensus is that the U.S. is still the most attractive destination for equities investors on a risk-adjusted basis. Furthermore, it is widely viewed that increasing tariffs carry greater risk for the Chinese economy than they do for America’s.

The commodity momentum strategy also generated negative returns. The strategy was weighed down by underlying market fundamentals in both energy and agricultural. The strategy seeks to capture the persistence in price movements of commodities usually associated with perceptions of future global economic activity. Taking signals from a late-winter rally, the Fund was positioned for higher crude oil prices going into the period. As concerns about the strength of the global economy intensified, crude prices declined roughly 20%, resulting in negative returns. The duration of that trend caused the strategy to switch to a bearish view on crude. A late-period rally resulted in these bearish positions compounding earlier losses. Similarly, moderate downward price pressure on both wheat and corn futures caused the strategy to maintain short positions on those commodities for much of the period.

Positive contributors were largely the beneficiaries of the Fed doubling down on its more accommodative stance. The credit risk premium strategy contributed most to performance, owing to its duration component, which more than compensated for a mid-period widening of credit spreads – although they later narrowed as investors re-entered riskier asset classes. The rates momentum strategy also generated positive returns, led by long positions in 10-year U.S. Treasuries and German Bunds.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are

Janus Investment Fund	1

Janus Henderson Diversified Alternatives Fund (unaudited)

used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions detracted from performance during the period.

Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Our concern that we are nearing a tipping point intensified over the period. We believe that the diverging views reflected in equity and bond markets are coming close to being irreconcilable. The return of very low yields implies that bonds see a pronounced economic slowdown. Record high equity benchmarks seem to contradict that. Soon, we may find out which view is right.

If increasingly accommodative policy portends another leg of economic growth, we’d expect long-dormant inflation to emerge and bonds to sell off. If, however, we are nearing the end of an extended economic cycle, we would expect investors to cull their exposure to riskier assets.

We doubt there is a muddling, middle ground between these two potential outcomes, and consequently, we expect volatility to increase in one or more asset classes as the market seeks a resolution to this conundrum. With the U.S. Treasuries yield curve being inverted between 3-month and 10-year maturities since late May, the chatter of an impending slowdown – if not recession – is growing louder. At the least, we would not be surprised if corporate earnings estimates are downgraded and equities market volatility increases. Yet with bond market-based 5-year inflation expectations at a paltry 1.5%, it would not take a large uptick in consumer prices to trigger a bond sell-off.

Thank you for investing in Janus Henderson Diversified Alternatives Fund.

2	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund (unaudited)

Fund At A Glance

June 30, 2019

Asset Allocation
Commodity	36.7%
Equity	24.3%
Fixed Income	19.8%
Currency	18.4%
Cash & Cash Equivalents	0.8%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund	3

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.02%	1.26%	0.72%	1.56%	1.39%
Class A Shares at MOP	-8.57%	0.07%	-0.20%
Class C Shares at NAV	-3.16%	0.62%	0.15%	2.32%	2.13%
Class C Shares at CDSC	-4.13%	0.62%	0.15%
Class D Shares(1)	-2.86%	1.39%	0.83%	1.63%	1.24%
Class I Shares	-2.81%	1.48%	0.93%	1.33%	1.18%
Class N Shares	-2.77%	1.54%	0.98%	1.24%	1.09%
Class S Shares	-2.91%	1.21%	0.65%	1.80%	1.59%
Class T Shares	-2.86%	1.38%	0.82%	1.50%	1.34%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	2.53%
London Interbank Offered Rate (LIBOR) + 3% Index	6.45%	4.36%	4.24%**
Morningstar Quartile - Class I Shares	4th	2nd	4th
Morningstar Ranking - based on total returns for Multialternative Funds	302/345	94/217	142/165

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,012.50	$6.95	$1,000.00	$1,017.82	$6.97	1.39%
Class C Shares	$1,000.00	$1,014.90	$8.00	$1,000.00	$1,016.79	$8.00	1.60%
Class D Shares	$1,000.00	$1,013.50	$6.49	$1,000.00	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,013.50	$6.14	$1,000.00	$1,018.70	$6.16	1.23%
Class N Shares	$1,000.00	$1,013.40	$5.69	$1,000.00	$1,019.14	$5.71	1.14%
Class S Shares	$1,000.00	$1,014.70	$6.04	$1,000.00	$1,018.74	$6.05	1.21%
Class T Shares	$1,000.00	$1,014.60	$6.09	$1,000.00	$1,018.74	$6.11	1.22%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Investment Companies – 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity LLC, 2.5007%(d),ºº,£ (cost $2,119,458)	2,119,458	$2,119,458
U.S. Government Agency Notes – 90.4%
United States Treasury Bill:
0%, 7/11/19†,◊	$13,000,000	12,992,988
0%, 8/8/19◊	11,500,000	11,475,237
0%, 9/12/19◊	16,400,000	16,342,225
0%, 10/10/19†,◊	17,800,000	17,695,815
0%, 11/7/19◊	11,700,000	11,613,949
0%, 12/5/19◊	11,000,000	10,902,976
Total U.S. Government Agency Notes (cost $80,946,510)		81,023,190
Total Investments (total cost $83,065,968) – 92.8%		83,142,648
Cash, Receivables and Other Assets, net of Liabilities – 7.2%		6,460,842
Net Assets – 100%		$89,603,490

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity LLC, 2.5007%(d),ºº	$128,961	$420	$-	$2,119,458

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity LLC, 2.5007%(d),ºº	6,988,466	106,139,351	(111,008,359)	2,119,458

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Canadian Dollar	7/5/19	2,829,000	$(2,119,089)	$41,567
Euro	7/5/19	(4,169,000)	4,681,370	(59,302)
Japanese Yen	7/5/19	(431,100,000)	3,984,042	(16,104)
New Zealand Dollar	7/5/19	4,968,000	(3,243,861)	92,911

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	7

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2019

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Norwegian Krone	7/5/19	36,610,000	$(4,195,906)	98,075
Swedish Krona	7/5/19	(44,620,000)	4,690,253	(118,205)
Swiss Franc	7/5/19	(3,361,000)	3,380,237	(65,231)
Total				$(26,289)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	197	9/19/19	$25,209,844	$393,011	$5,384
Brent Crude(d)	16	7/31/19	1,035,840	83,360	(14,880)
Copper(d)	15	12/27/19	1,020,188	33,891	(563)
Corn(d)	45	3/13/20	988,875	(50,203)	(37,950)
Euro-Bond	197	9/6/19	38,685,151	358,471	24,498
Gold 100 Oz(d)	2	10/29/19	283,920	8,020	157
S&P 500 E Mini	68	9/20/19	10,010,450	104,261	45,237
Silver(d)	13	12/27/19	1,004,055	4,785	3,055
WTI Crude(d)	17	10/22/19	989,740	107,950	(17,463)
Total - Futures Purchased				1,043,546	7,475
Futures Sold:
Coffee 'C'(d)	42	12/18/19	(1,780,538)	(103,226)	(48,656)
Cotton #2(d)	51	3/9/20	(1,700,595)	(5,499)	5,371
Live Cattle(d)	38	12/31/19	(1,675,800)	17,609	11,015
Soybean(d)	37	1/14/20	(1,728,825)	(23,483)	(20,946)
Sugar #11(d)	116	2/28/20	(1,760,416)	(2,049)	12,141
US Dollar Index	339	9/16/19	(32,430,774)	41,089	16,540
Wheat(d)	37	12/13/19	(996,225)	(91,938)	33,763
Total - Futures Sold				(167,497)	9,228
Total				$876,049	$16,703

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2019

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

BNP Paribas:

Minus 5 basis points	A long/short basket of equity indices(1)	Monthly	8/2/19	15,700,000	USD	$(19)
Plus 20 basis points	A long/short basket of equity indices(2)	Monthly	8/2/19	17,100,000	USD	(12)
						(31)

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	ICE LIBOR USD 1 Month Plus 11 basis points	Monthly	7/1/20	(17,204,262)	USD	(40)
ICE LIBOR USD 1 Month Plus 68 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/1/20	17,200,107	USD	516
						476

JPMorgan Chase & Co:

11.75 basis points(d)	A long/short basket of commodity indices(3)	Monthly	7/31/19	102,000,000	USD	-
						-
Total						$445

(1) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 total Return index

(2) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

(3) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity Index

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$232,553	$ -	$ -	$232,553
Outstanding swap contracts, at value	-	-	516	-	516
Variation margin receivable	65,502	16,540	45,237	29,882	157,161

Total Asset Derivatives	$ 65,502	$249,093	$ 45,753	$ 29,882	$390,230

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$258,842	$ -	$ -	$258,842
Outstanding swap contracts, at value	-	-	71	-	71
Variation margin payable	140,458	-	-	-	140,458

Total Liability Derivatives	$ 140,458	$258,842	$ 71	$ -	$399,371

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	9

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(1,652,959)	$ -	$(170,102)	$ (711,217)	$ 1,532,922	$(1,001,356)
Forward foreign currency exchange contracts	-	-	(99,880)	-	-	(99,880)
Swap contracts	(885,918)	2,003,288	-	(4,978,754)	-	(3,861,384)

Total	$(2,538,877)	$2,003,288	$(269,982)	$(5,689,971)	$ 1,532,922	$(4,962,620)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 15,182	$ -	$(215,839)	$ 116,866	$ 643,486	$ 559,695
Forward foreign currency exchange contracts	-	-	(8,167)	-	-	(8,167)
Swap contracts	(6,400)	3,649	-	220	-	(2,531)

Total	$ 8,782	$ 3,649	$(224,006)	$ 117,086	$ 643,486	$ 548,997

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Consolidated Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 9,865,446
Forward foreign currency exchange contracts, sold	15,693,440
Futures contracts, purchased	79,080,833
Futures contracts, sold	22,369,001
Total return swaps, long	168,993
Total return swaps, short	(123,119)

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

10	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company

(d)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

All or a portion of this security has been segregated at the Fund’s custodian or counterparty to cover forward foreign currency exchange contracts, exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. Assets segregated at the Fund’s custodian or counterparty are evaluated daily to ensure their cover and/or market value equals or exceeds the current market value of the Fund’s corresponding obligation value.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	11

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$-	$2,119,458	$-
U.S. Government Agency Notes	-	81,023,190	-
Total Investments in Securities	$-	$83,142,648	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	232,553	-
Outstanding Swap Contracts, at Value	-	516	-
Variation Margin Receivable	157,161	-	-
Total Assets	$157,161	$83,375,717	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$258,842	$-
Outstanding Swap Contracts, at Value	-	71	-
Variation Margin Payable	140,458	-	-
Total Liabilities	$140,458	$258,913	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

12	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Consolidated Statement.

Assets:
Unaffiliated investments, at value(1)	$81,023,190
Affiliated investments, at value(2)	2,119,458
Cash	179,064
Deposits with brokers for futures	1,790,000
Deposits with brokers for OTC derivatives	3,520,000
Forward foreign currency exchange contracts	232,553
Outstanding swap contracts, at value	516
Variation margin receivable	157,161
Non-interested Trustees' deferred compensation	2,270
Receivables:
Investments sold	1,287,001
Fund shares sold	26,100
Dividends and interest on swap contracts	12,474
Dividends from affiliates	9,821
Other assets	1,090
Total Assets	90,360,698
Liabilities:
Foreign cash due to custodian	18,300
Forward foreign currency exchange contracts	258,842
Outstanding swap contracts, at value	71
Variation margin payable	140,458
Payables:	—
Dividends and interest on swap contracts	85,224
Fund shares repurchased	84,054
Professional fees	53,738
Non-affiliated fund administration fees payable	48,539
Registration fees	16,586
Advisory fees	16,123
Transfer agent fees and expenses	4,348
12b-1 Distribution and shareholder servicing fees	2,681
Non-interested Trustees' deferred compensation fees	2,270
Custodian fees	1,229
Non-interested Trustees' fees and expenses	694
Affiliated fund administration fees payable	191
Accrued expenses and other payables	23,860
Total Liabilities	757,208
Net Assets	$89,603,490

See Notes to Consolidated Financial Statements.

Janus Investment Fund	13

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$92,825,440
Total distributable earnings (loss)	(3,221,950)
Total Net Assets	$89,603,490
Net Assets - Class A Shares	$2,722,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	280,771
Net Asset Value Per Share(3)	$9.69
Maximum Offering Price Per Share(4)	$10.28
Net Assets - Class C Shares	$592,424
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,190
Net Asset Value Per Share(3)	$9.53
Net Assets - Class D Shares	$3,719,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	381,841
Net Asset Value Per Share	$9.74
Net Assets - Class I Shares	$15,070,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,544,350
Net Asset Value Per Share	$9.76
Net Assets - Class N Shares	$64,410,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,574,287
Net Asset Value Per Share	$9.80
Net Assets - Class S Shares	$1,428,858
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	148,038
Net Asset Value Per Share	$9.65
Net Assets - Class T Shares	$1,659,495
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	171,159
Net Asset Value Per Share	$9.70

(1) Includes cost of $80,946,510.

(2) Includes cost of $2,119,458.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

14	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$2,094,638
Dividends from affiliates	128,961
Other income	53,019
Total Investment Income	2,276,618
Expenses:
Advisory fees	1,120,769
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,106
Class C Shares	9,135
Class S Shares	572
Transfer agent administrative fees and expenses:
Class D Shares	5,103
Class S Shares	3,580
Class T Shares	13,696
Transfer agent networking and omnibus fees:
Class A Shares	2,527
Class C Shares	617
Class I Shares	18,340
Other transfer agent fees and expenses:
Class A Shares	445
Class C Shares	234
Class D Shares	1,912
Class I Shares	1,233
Class N Shares	3,369
Class S Shares	55
Class T Shares	276
Registration fees	124,439
Non-affiliated fund administration fees	122,956
Shareholder reports expense	92,642
Professional fees	72,199
Custodian fees	11,720
Non-interested Trustees’ fees and expenses	2,883
Affiliated fund administration fees	2,420
Other expenses	33,509
Total Expenses	1,651,737
Less: Excess Expense Reimbursement and Waivers	(436,154)
Net Expenses	1,215,583
Net Investment Income/(Loss)	1,061,035
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	11,898
Investments in affiliates	420
Forward foreign currency exchange contracts	(99,880)
Futures contracts	(1,001,356)
Swap contracts	(3,861,384)
Total Net Realized Gain/(Loss) on Investments	(4,950,302)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	64,350
Forward foreign currency exchange contracts	(8,167)
Futures contracts	559,695
Swap contracts	(2,531)
Total Change in Unrealized Net Appreciation/Depreciation	613,347
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,275,920)

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Henderson Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$1,061,035	$67,164
Net realized gain/(loss) on investments	(4,950,302)	880,912
Change in unrealized net appreciation/depreciation	613,347	322,258
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,275,920)	1,270,334
Dividends and Distributions to Shareholders(1)
Class A Shares	(20,991)	N/A
Class C Shares	(3,697)	N/A
Class D Shares	(26,367)	N/A
Class I Shares	(109,709)	N/A
Class N Shares	(473,861)	N/A
Class S Shares	(8,529)	N/A
Class T Shares	(35,660)	N/A
Total Dividends and Distributions to Shareholders	(678,814)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(39,665)
Class C Shares	N/A	(3,459)
Class D Shares	N/A	(62,629)
Class I Shares	N/A	(208,324)
Class N Shares	N/A	(1,223,347)
Class S Shares	N/A	(13,853)
Class T Shares	N/A	(77,225)
Total Dividends from Net Investment Income	N/A	(1,628,502)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(43,076)
Class C Shares	N/A	(28,894)
Class D Shares	N/A	(62,973)
Class I Shares	N/A	(172,208)
Class N Shares	N/A	(1,013,987)
Class S Shares	N/A	(19,521)
Class T Shares	N/A	(70,833)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(1,411,492)
Net Decrease from Dividends and Distributions to Shareholders	(678,814)	(3,039,994)
Capital Share Transactions:
Class A Shares	(1,079,657)	1,696,051
Class C Shares	(1,517,872)	137,371
Class D Shares	(1,277,966)	361,550
Class I Shares	(3,886,718)	13,307,958
Class N Shares	(8,683,930)	26,406,111
Class S Shares	7,540	34,374
Class T Shares	(4,446,920)	2,750,667
Net Increase/(Decrease) from Capital Share Transactions	(20,885,523)	44,694,082
Net Increase/(Decrease) in Net Assets	(24,840,257)	42,924,422
Net Assets:
Beginning of period	114,443,747	71,519,325
End of period(2)	$89,603,490	$114,443,747

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $676,199 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Consolidated Financial Statements.

16	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.05	$10.16	$9.92	$9.98	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	(0.02)	(0.11)	(0.14)	(0.15)
Net realized and unrealized gain/(loss)	(0.39)	0.18	0.63	0.18	0.37
Total from Investment Operations	(0.31)	0.16	0.52	0.04	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.13)	(0.28)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.05)	(0.27)	(0.28)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.69	$10.05	$10.16	$9.92	$9.98
Total Return*	(3.03)%	1.46%	5.29%	0.42%	2.22%
Net Assets, End of Period (in thousands)	$2,722	$3,941	$2,297	$2,882	$2,740
Average Net Assets for the Period (in thousands)	$3,786	$3,110	$2,737	$2,730	$2,048
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.68%	1.83%	1.89%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.44%	1.54%	1.53%	1.52%
Ratio of Net Investment Income/(Loss)	0.81%	(0.23)%	(1.13)%	(1.42)%	(1.51)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.86	$9.94	$9.72	$9.84	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.14)	(0.18)	(0.21)	(0.23)
Net realized and unrealized gain/(loss)	(0.36)	0.22	0.61	0.19	0.36
Total from Investment Operations	(0.31)	0.08	0.43	(0.02)	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.02)	(0.21)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.02)	(0.16)	(0.21)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.53	$9.86	$9.94	$9.72	$9.84
Total Return*	(3.17)%	0.71%	4.48%	(0.19)%	1.31%
Net Assets, End of Period (in thousands)	$592	$2,188	$2,071	$1,749	$1,709
Average Net Assets for the Period (in thousands)	$2,055	$2,162	$1,885	$1,685	$1,752
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.44%	2.56%	2.63%	2.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	2.18%	2.29%	2.27%	2.26%
Ratio of Net Investment Income/(Loss)	0.57%	(1.42)%	(1.85)%	(2.15)%	(2.26)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.10	$10.20	$9.96	$10.00	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	(0.06)	(0.10)	(0.13)	(0.14)
Net realized and unrealized gain/(loss)	(0.39)	0.24	0.63	0.19	0.37
Total from Investment Operations	(0.30)	0.18	0.53	0.06	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.14)	(0.29)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.06)	(0.28)	(0.29)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.74	$10.10	$10.20	$9.96	$10.00
Total Return*	(2.96)%	1.66%	5.38%	0.62%	2.32%
Net Assets, End of Period (in thousands)	$3,720	$5,169	$4,857	$4,758	$3,060
Average Net Assets for the Period (in thousands)	$4,266	$5,034	$4,638	$3,829	$3,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	1.75%	1.87%	2.05%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.30%	1.41%	1.42%	1.43%
Ratio of Net Investment Income/(Loss)	0.96%	(0.60)%	(0.97)%	(1.30)%	(1.42)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.11	$10.24	$10.00	$10.02	$9.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.02	(0.08)	(0.11)	(0.13)
Net realized and unrealized gain/(loss)	(0.38)	0.15	0.63	0.19	0.36
Total from Investment Operations	(0.29)	0.17	0.55	0.08	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.31)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.06)	(0.30)	(0.31)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.76	$10.11	$10.24	$10.00	$10.02
Total Return*	(2.82)%	1.64%	5.51%	0.82%	2.32%
Net Assets, End of Period (in thousands)	$15,071	$19,707	$6,713	$2,383	$2,265
Average Net Assets for the Period (in thousands)	$17,278	$12,386	$4,396	$2,318	$2,586
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.45%	1.55%	1.63%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.22%	1.31%	1.27%	1.26%
Ratio of Net Investment Income/(Loss)	0.92%	0.24%	(0.81)%	(1.16)%	(1.26)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.15	$10.26	$10.01	$10.04	$9.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.02	(0.08)	(0.11)	(0.13)
Net realized and unrealized gain/(loss)	(0.39)	0.17	0.63	0.18	0.38
Total from Investment Operations	(0.28)	0.19	0.55	0.07	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.16)	(0.30)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.07)	(0.30)	(0.30)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.80	$10.15	$10.26	$10.01	$10.04
Total Return*	(2.77)%	1.83%	5.58%	0.72%	2.52%
Net Assets, End of Period (in thousands)	$64,410	$75,615	$50,421	$47,367	$52,478
Average Net Assets for the Period (in thousands)	$69,348	$68,132	$47,482	$48,364	$54,416
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.36%	1.53%	1.62%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.14%	1.26%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	1.08%	0.17%	(0.83)%	(1.14)%	(1.24)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.00	$10.10	$9.89	$9.92	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	(0.08)	(0.12)	(0.12)	(0.18)
Net realized and unrealized gain/(loss)	(0.38)	0.22	0.63	0.19	0.36
Total from Investment Operations	(0.29)	0.14	0.51	0.07	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.10)	(0.30)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.06)	(0.24)	(0.30)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.65	$10.00	$10.10	$9.89	$9.92
Total Return*	(2.91)%	1.29%	5.17%	0.72%	1.82%
Net Assets, End of Period (in thousands)	$1,429	$1,473	$1,453	$1,381	$1,371
Average Net Assets for the Period (in thousands)	$1,436	$1,480	$1,425	$1,340	$1,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	1.92%	2.04%	2.12%	2.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.53%	1.64%	1.33%	1.75%
Ratio of Net Investment Income/(Loss)	0.90%	(0.79)%	(1.21)%	(1.22)%	(1.74)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	19

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.05	$10.17	$9.95	$9.98	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	—(2)	(0.10)	(0.10)	(0.15)
Net realized and unrealized gain/(loss)	(0.39)	0.17	0.63	0.17	0.36
Total from Investment Operations	(0.29)	0.17	0.53	0.07	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.15)	(0.31)	—	—
Distributions (from capital gains)	—	(0.14)	—	(0.10)	(0.08)
Total Dividends and Distributions	(0.06)	(0.29)	(0.31)	(0.10)	(0.08)
Net Asset Value, End of Period	$9.70	$10.05	$10.17	$9.95	$9.98
Total Return*	(2.86)%	1.59%	5.39%	0.72%	2.12%
Net Assets, End of Period (in thousands)	$1,659	$6,350	$3,708	$1,579	$2,517
Average Net Assets for the Period (in thousands)	$5,496	$5,110	$2,556	$1,689	$2,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.62%	1.77%	1.87%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.33%	1.45%	1.18%	1.51%
Ratio of Net Investment Income/(Loss)	0.99%	(0.03)%	(0.97)%	(1.08)%	(1.50)%
Portfolio Turnover Rate	0%	0%	16%	0%	0%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Consolidated Financial Statements.

20	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	21

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2019, the Fund owns 735,660 shares of the Subsidiary, with a market value of $6,531,152. This represents 7% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of June 30, 2019, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 6,531,152
Market value of investments	1,332,040
Net income/(loss)	112,689
Net realized gain/(loss)	(2,538,769)
Net change in unrealized appreciation/depreciation	8,782

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

22	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	23

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

24	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Consolidated Statement of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Janus Investment Fund	25

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

26	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

Janus Investment Fund	27

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

28	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

During the year, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade

Janus Investment Fund	29

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Consolidated Schedule of Investments.

30	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$516	$(40)	$—	$476
HSBC Securities (USA), Inc.	232,553	(232,553)	—	—

Total	$233,069	$(232,593)	$—	$476
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$31	$—	$—	$31
Goldman Sachs International	40	(40)	—	—
HSBC Securities (USA), Inc.	258,842	(232,553)	—	26,289

Total	$258,913	$(232,593)	$—	$26,320
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before applicable waivers (excluding the fees paid to Janus Capital by the Subsidiary).

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.09% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Consolidated Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

32	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Consolidated Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign

Janus Investment Fund	33

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Consolidated Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $14.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $53.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	70
Class S Shares	100	2
Class T Shares	-	-

34	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 28,588	$ -	$ -	$ -	$ (22,788)	$ (3,227,750)

During the year ended June 30, 2019, capital loss carryovers of $332,257 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 86,370,398	$ 76,680	$ (3,304,430)	$ (3,227,750)

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 850,237	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 672,490	$ 6,324	$ -	$ (1,058,948)

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Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,926,822	$ 113,172	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,052,622)	$ (1,061,166)	$ 2,113,788

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	49,447	$ 479,509	178,367	$ 1,824,059
Reinvested dividends and distributions	2,200	20,991	8,168	82,741
Shares repurchased	(162,924)	(1,580,157)	(20,563)	(210,749)
Net Increase/(Decrease)	(111,277)	$ (1,079,657)	165,972	$ 1,696,051
Class C Shares:
Shares sold	1,529	$ 15,000	18,346	$ 184,332
Reinvested dividends and distributions	395	3,697	3,245	32,353
Shares repurchased	(161,709)	(1,536,569)	(7,945)	(79,314)
Net Increase/(Decrease)	(159,785)	$ (1,517,872)	13,646	$ 137,371
Class D Shares:
Shares sold	50,753	$ 499,176	200,339	$ 2,054,582
Reinvested dividends and distributions	2,712	25,985	12,180	123,867
Shares repurchased	(183,564)	(1,803,127)	(176,901)	(1,816,899)
Net Increase/(Decrease)	(130,099)	$ (1,277,966)	35,618	$ 361,550
Class I Shares:
Shares sold	1,010,005	$10,022,581	1,581,941	$16,285,667
Reinvested dividends and distributions	11,428	109,709	37,380	380,532
Shares repurchased	(1,425,720)	(14,019,008)	(326,472)	(3,358,241)
Net Increase/(Decrease)	(404,287)	$ (3,886,718)	1,292,849	$13,307,958
Class N Shares:
Shares sold	150,122	$ 1,484,236	2,978,018	$30,971,228
Reinvested dividends and distributions	49,207	473,861	219,132	2,237,334
Shares repurchased	(1,077,625)	(10,642,027)	(659,996)	(6,802,451)
Net Increase/(Decrease)	(878,296)	$ (8,683,930)	2,537,154	$26,406,111
Class S Shares:
Shares sold	-	$ -	98	$ 1,000
Reinvested dividends and distributions	899	8,529	3,311	33,374
Shares repurchased	(98)	(989)	-	-
Net Increase/(Decrease)	801	$ 7,540	3,409	$ 34,374
Class T Shares:
Shares sold	52,789	$ 518,140	435,554	$ 4,472,608
Reinvested dividends and distributions	3,742	35,660	14,630	148,058
Shares repurchased	(517,308)	(5,000,720)	(182,986)	(1,869,999)
Net Increase/(Decrease)	(460,777)	$ (4,446,920)	267,198	$ 2,750,667

36	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 500,007	$ -	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Diversified Alternatives Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	43

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

50	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

52	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Diversified Alternatives Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$6,324

56	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

58	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

62	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	63

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	7/16-Present	Head of Global Asset Allocation of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Henderson Diversified Alternatives Fund	12/12-Present	Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

64	JUNE 30, 2019

Janus Henderson Diversified Alternatives Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93018 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment.

Within the equity allocation we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10 to 30% range as well as to seek to protect capital when the portfolio management team thinks the macro environment dictates; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Job Curtis co-portfolio mangers	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund’s Class I Shares returned 3.41% over the one-year period ended June 30, 2019. The Fund’s primary benchmark, the MSCI World IndexSM returned 6.33% and the secondary benchmark, 75% MSCI World Index/25% BBgBarc Global Agg Credit (USD hedged) Index, returned 7.35%.

INVESTMENT ENVIRONMENT

Throughout the period, there was evidence of an economic slowdown, specifically around trade war impacted areas causing considerable volatility over the period. Global equity markets sold off strongly during the fourth quarter of 2018 and rebounded sharply in the first half of 2019 on news of a more dovish Federal Reserve (Fed). While economic data pertaining to employment remained stable, this slowdown has been led by declines in manufacturing. Uncertain trade conditions continued to be a massive headwind with the sudden collapse in trade negotiations in May taking markets by surprise.

The decline in U.S. Treasury yields that began in late 2018 continued through the period with Treasury yields falling from 2.82% at the beginning of the period to close at the end of June at 2.00% (having hit a high of 3.26% in September). We were not surprised, although the market was taken aback by central banks across major developed world economies falling like dominoes into a more dovish stance. This included the Fed, which implied rate cuts would be delivered due to global headwinds and trade uncertainties.

PERFORMANCE DISCUSSION

Over the reporting period, the Fund underperformed its primary benchmark, the MSCI World Index, and secondary benchmark 75% MSCI World Index/25% BBgBarc Global Agg Credit (USD hedged) Index. The Fund was successful in meeting its annual dividend growth goal, and both the equity and fixed income allocation were positive for performance.

By region, the Fund’s allocation to the U.S., Asia Pacific (ex Japan) and Europe (ex UK) were positive for performance; this offset disappointing performance from the Fund’s UK allocation where uncertainty over Brexit continued to worry investors. There is considerable value available in the UK for the patient investor, but we concede it has further uncertainty ahead.

By sector, the Fund made gains in the health care, communication services (telecoms), consumer staples, technology, utilities and materials sectors, which offset disappointing performance from the Fund’s performance

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

in the consumer discretionary, energy, financials, industrials and real estate sectors over the period.

The U.S. dollar was strong during the quarter, which acted as a headwind to U.S.-based international investors. The Fund’s euro and sterling currency hedges reduced the currency impact, but it was still a negative influence on relative returns over the period.

The Fund maintained its lower cyclical weighting and defensive allocation. While global markets have had this bounce, we see no evidence things have actually improved and continued indications of a global slowdown do not encourage us to take additional risk at this time. We are also keeping the beta (a measure of volatility relative to an index) of the portfolio down, which seems prudent at this time. We expect further action from central banks, which may mitigate some of the recent economic downturn. Against this backdrop, we feel it is sensible to continue with the majority of the fixed income portfolio allocated to higher-quality credit and government bonds, with the balance allocated to high-yield credit. We remain focused on lending to large-cap, non-cyclical businesses that provide a reliable, consistent income stream over time.

DERIVATIVES USAGE

The Fund utilizes currency forwards to hedge the Fund’s foreign currency back to the U.S. dollar in order to manage the risk of overweight currency allocations. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Our view hasn’t changed materially; global economic fundamentals remain in reasonably good shape, interest rates are likely to remain low (and possibly lower in the U.S.) and riskier asset valuations continue to be relatively inexpensive. Income from dividends continues to be attractive, particularly relative to corporate bond yields. European companies have declared and confirmed their dividends for 2019 and the market is generating a lot of income (this suggests that European companies feel strong and comfortable enough to part with a year’s worth of cash for shareholders). Meanwhile, we continue to wait for three major areas of potential risk to resolve in order to gain some clarity going forward: monetary policy, trade and politics. A lot is riding on how these play out in the second half of 2019.

In the fixed income allocation, we continue to favor higher-quality credit and, specifically, quality growth bonds in large-cap, non-cyclical businesses. We believe Treasury bond yields will continue to fall, albeit not in a straight line. The key debate is which, if any, countries can engineer a soft landing. In our view, the U.S. is best placed in this regard as hard landings appear more likely elsewhere, including in Europe. We continue to upgrade the average credit quality of the portfolio with a preference for investment-grade credit and treasuries over high-yield credit, an approach we feel is prudent as we find ourselves in the late stage of this economic cycle.

2	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.52%	Occidental Petroleum Corp	-0.75%
	Nestle SA (REG)	0.98%	Imperial Brands PLC	-0.53%
	Novartis AG	0.67%	BNP Paribas SA	-0.47%
	Pfizer Inc	0.58%	Hammerson PLC	-0.43%
	Cisco Systems Inc	0.50%	Swedbank AB	-0.34%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.65%	12.45%	12.82%
	Information Technology	0.63%	11.57%	16.35%
	Communication Services	0.16%	6.21%	6.89%
	Consumer Staples	0.14%	11.54%	8.43%
	Utilities	0.01%	3.00%	3.22%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.45%	14.36%	16.28%
	Industrials	-1.25%	8.56%	11.14%
	Real Estate	-0.91%	3.92%	3.13%
	Consumer Discretionary	-0.87%	5.11%	10.95%
	Other**	-0.56%	4.08%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.7%
Pfizer Inc
Pharmaceuticals	2.7%
Sanofi
Pharmaceuticals	1.9%
GlaxoSmithKline PLC
Pharmaceuticals	1.9%
Cisco Systems Inc
Communications Equipment	1.8%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	73.9%
Corporate Bonds	17.6%
Investment Companies	3.7%
United States Treasury Notes/Bonds	2.7%
Preferred Stocks	1.9%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

4	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.14%	3.56%	7.27%	1.14%	1.14%
Class A Shares at MOP	-2.76%	2.51%	6.48%
Class C Shares at NAV	2.41%	2.78%	6.47%	1.91%	1.90%
Class C Shares at CDSC	1.42%	2.78%	6.47%
Class D Shares(1)	3.34%	3.71%	7.42%	1.02%	0.98%
Class I Shares	3.41%	3.82%	7.52%	0.91%	0.90%
Class N Shares	3.48%	3.78%	7.46%	0.99%	0.85%
Class S Shares	3.28%	3.44%	7.11%	2.79%	1.34%
Class T Shares	3.29%	3.62%	7.32%	1.13%	1.09%
MSCI World Index	6.33%	6.60%	10.57%
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index	7.35%	6.11%	9.04%
Morningstar Quartile - Class I Shares	3rd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	284/474	118/381	31/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

(1) Closed to certain new investors.

6	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,109.10	$6.12	$1,000.00	$1,018.99	$5.86	1.17%
Class C Shares	$1,000.00	$1,105.30	$9.95	$1,000.00	$1,015.26	$9.53	1.91%
Class D Shares	$1,000.00	$1,109.50	$5.34	$1,000.00	$1,019.74	$5.11	1.02%
Class I Shares	$1,000.00	$1,110.50	$4.87	$1,000.00	$1,020.18	$4.66	0.93%
Class N Shares	$1,000.00	$1,110.90	$4.45	$1,000.00	$1,020.58	$4.26	0.85%
Class S Shares	$1,000.00	$1,111.10	$4.89	$1,000.00	$1,020.12	$4.67	0.93%
Class T Shares	$1,000.00	$1,109.50	$5.75	$1,000.00	$1,019.34	$5.51	1.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 17.6%
Banking – 1.5%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$956,501
HBOS Capital Funding LP, 6.8500%µ	100,000	101,733
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	412,000	434,660
Royal Bank of Scotland Group PLC, 6.1000%µ	1,000,000	1,085,223
		2,578,117
Capital Goods – 0.8%
Berry Global Inc, 5.1250%, 7/15/23	433,000	442,656
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,041,250
		1,483,906
Communications – 4.0%
AT&T Inc, 2.4500%, 6/30/20	1,000,000	999,518
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	500,000	527,500
Comcast Corp, 3.9500%, 10/15/25	283,000	305,144
Comcast Corp, 4.1500%, 10/15/28	201,000	221,544
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	1,038,064
Deutsche Telekom International Finance BV, 1.9500%, 9/19/21	1,000,000	989,242
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	1,000,000	1,027,750
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	93,161
T-Mobile USA Inc, 4.7500%, 2/1/28	57,000	58,727
Verizon Communications Inc, 4.0160%, 12/3/29 (144A)	977,000	1,058,209
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	600,000	614,826
		6,933,685
Consumer Cyclical – 1.2%
Amazon.com Inc, 3.1500%, 8/22/27	1,000,000	1,050,694
Service Corp International/US, 8.0000%, 11/15/21	200,000	218,500
Service Corp International/US, 5.1250%, 6/1/29	800,000	842,000
		2,111,194
Consumer Non-Cyclical – 5.1%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,000,000	1,132,764
Aramark Services Inc, 5.1250%, 1/15/24	715,000	734,663
Aramark Services Inc, 4.7500%, 6/1/26	291,000	296,093
Constellation Brands Inc, 4.7500%, 11/15/24	381,000	419,115
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	1,000,000	1,116,289
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,106,814
IQVIA Inc, 5.0000%, 5/15/27 (144A)	1,000,000	1,032,500
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	1,031,078
Sysco Corp, 3.5500%, 3/15/25	732,000	766,745
Tesco PLC, 6.1500%, 11/15/37 (144A)	1,024,000	1,185,276
		8,821,337
Insurance – 0.5%
Prudential PLC, 5.2500%µ	900,000	913,500
Real Estate Investment Trusts (REITs) – 0.7%
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	670,000	705,175
Digital Realty Trust LP, 4.7500%, 10/1/25	450,000	492,928
		1,198,103
Technology – 3.8%
Adobe Inc, 3.2500%, 2/1/25	1,000,000	1,042,311
Alphabet Inc, 1.9980%, 8/15/26	1,000,000	974,949
Apple Inc, 3.3500%, 2/9/27	500,000	525,129
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	1,105,000	1,190,973
Equinix Inc, 5.3750%, 4/1/23	600,000	611,250
Equinix Inc, 5.7500%, 1/1/25	400,000	416,400
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	1,059,634
salesforce.com Inc, 3.7000%, 4/11/28	500,000	538,813
VMware Inc, 3.9000%, 8/21/27	353,000	357,514
		6,716,973
Total Corporate Bonds (cost $29,660,476)		30,756,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – 2.7%
2.7500%, 11/30/20	$2,000,000	$2,024,688
2.8750%, 11/15/21	500,000	513,008
2.8750%, 10/31/23	1,000,000	1,046,484
2.8750%, 11/30/25	1,000,000	1,061,445
Total United States Treasury Notes/Bonds (cost $4,494,810)		4,645,625
Common Stocks – 73.9%
Aerospace & Defense – 1.0%
BAE Systems PLC	273,827	1,722,392
Auto Components – 1.0%
Cie Generale des Etablissements Michelin SCA	13,150	1,667,556
Banks – 4.8%
BAWAG Group AG*	29,107	1,219,658
BNP Paribas SA	34,912	1,657,572
ING Groep NV	95,505	1,106,983
JPMorgan Chase & Co	12,999	1,453,288
Nordea Bank Abp	201,328	1,462,350
Swedbank AB	96,348	1,447,504
		8,347,355
Beverages – 3.2%
Carlsberg A/S	8,648	1,146,794
Coca-Cola Co	33,148	1,687,896
Diageo PLC	65,155	2,799,483
		5,634,173
Capital Markets – 0.2%
St James's Place PLC	26,244	365,875
Chemicals – 3.8%
BASF SE	41,872	3,042,605
Corteva Inc*	10,988	324,915
Dow Inc	10,988	541,818
DuPont de Nemours Inc	10,988	824,869
Nutrien Ltd	36,429	1,947,494
		6,681,701
Commercial Services & Supplies – 0.7%
Prosegur Cash SA	608,377	1,203,392
Communications Equipment – 1.8%
Cisco Systems Inc	56,319	3,082,339
Containers & Packaging – 0.9%
Amcor PLC	139,710	1,587,636
Diversified Telecommunication Services – 3.4%
Orange SA	115,422	1,819,255
TELUS Corp	49,800	1,841,162
Verizon Communications Inc	38,521	2,200,705
		5,861,122
Electric Utilities – 1.9%
Enel SpA	300,291	2,096,022
Red Electrica Corp SA	30,919	643,750
SSE PLC	46,306	659,675
		3,399,447
Electrical Equipment – 1.5%
ABB Ltd	132,416	2,658,362
Equity Real Estate Investment Trusts (REITs) – 2.8%
Crown Castle International Corp	10,992	1,432,807
CyrusOne Inc	36,375	2,099,565
Eurocommercial Properties NV	23,171	619,010
Hammerson PLC	208,802	734,634
		4,886,016
Food Products – 1.7%
Nestle SA (REG)	28,258	2,926,577

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 1.5%
Medtronic PLC	26,683	$2,598,657
Hotels, Restaurants & Leisure – 2.0%
Carnival Corp	48,194	2,243,431
Las Vegas Sands Corp	22,036	1,302,107
		3,545,538
Industrial Conglomerates – 1.2%
Siemens AG	16,983	2,019,441
Information Technology Services – 0.6%
Sabre Corp	48,985	1,087,467
Insurance – 3.4%
AXA SA	70,717	1,857,039
Manulife Financial Corp	92,620	1,683,486
NN Group NV	25,171	1,012,952
Prudential PLC	59,433	1,294,925
		5,848,402
Leisure Products – 0.4%
Hasbro Inc	6,475	684,278
Metals & Mining – 2.6%
BHP Group PLC	96,540	2,469,916
Rio Tinto PLC	34,094	2,112,721
		4,582,637
Multi-Utilities – 1.8%
National Grid PLC	125,767	1,334,655
Veolia Environnement SA	70,971	1,728,166
		3,062,821
Oil, Gas & Consumable Fuels – 7.6%
BP PLC	372,745	2,596,375
Chevron Corp	21,863	2,720,632
Eni SpA	80,264	1,332,715
Occidental Petroleum Corp	35,269	1,773,325
Royal Dutch Shell PLC	85,537	2,791,723
TOTAL SA	36,580	2,049,064
		13,263,834
Paper & Forest Products – 0.6%
UPM-Kymmene OYJ	41,152	1,093,289
Personal Products – 1.4%
Unilever NV	38,853	2,365,649
Pharmaceuticals – 10.2%
GlaxoSmithKline PLC	167,267	3,348,356
Johnson & Johnson	8,601	1,197,947
Novartis AG	30,325	2,772,074
Pfizer Inc	108,461	4,698,531
Roche Holding AG	8,774	2,469,542
Sanofi	39,105	3,374,554
		17,861,004
Professional Services – 1.3%
RELX PLC	92,322	2,233,377
Real Estate Management & Development – 0.2%
Nexity SA	8,329	359,800
Semiconductor & Semiconductor Equipment – 3.2%
Lam Research Corp	5,128	963,244
Maxim Integrated Products Inc	23,608	1,412,231
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	62,081	2,431,713
Tokyo Electron Ltd	5,000	701,299
		5,508,487
Software – 3.7%
Microsoft Corp	48,121	6,446,037
Tobacco – 1.7%
British American Tobacco PLC	41,675	1,454,622

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Imperial Brands PLC	66,809	$1,566,587
		3,021,209
Wireless Telecommunication Services – 1.8%
Tele2 AB	157,770	2,303,150
Vodafone Group PLC	489,453	803,668
		3,106,818
Total Common Stocks (cost $118,225,897)		128,712,688
Preferred Stocks – 1.9%
Household Products – 0.8%
Henkel AG & Co KGaA	13,620	1,331,870
Technology Hardware, Storage & Peripherals – 1.1%
Samsung Electronics Co Ltd	59,165	1,960,379
Total Preferred Stocks (cost $3,221,138)		3,292,249
Investment Companies – 3.7%
Money Markets – 3.7%
Fidelity Investments Money Market Treasury Portfolio, 2.2500%ºº (cost $6,444,625)	6,444,625	6,444,625
Total Investments (total cost $162,046,946) – 99.8%		173,852,002
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		308,738
Net Assets – 100%		$174,160,740

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$75,209,429	43.3%
United Kingdom	32,934,962	18.9
France	14,513,006	8.3
Switzerland	10,826,555	6.2
Germany	7,383,158	4.2
Netherlands	7,337,971	4.2
Canada	5,472,142	3.1
Sweden	3,750,654	2.2
Italy	3,428,737	2.0
Finland	2,555,639	1.5
Taiwan	2,431,713	1.4
South Korea	1,960,379	1.1
Spain	1,847,142	1.1
Austria	1,219,658	0.7
Denmark	1,146,794	0.7
Belgium	1,132,764	0.7
Japan	701,299	0.4

Total	$173,852,002	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/24/19	(5,277,849)	$6,651,496	$(58,238)
Euro	7/24/19	(7,099,267)	7,986,458	(100,788)
Total				$(159,026)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$159,026

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 957,778

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(117,118)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 16,111,384

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) (25%).

S&P 500 Index®	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $7,573,157, which represents 4.3% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$30,756,815	$-
United States Treasury Notes/Bonds	-	4,645,625	-
Common Stocks	128,712,688	-	-
Preferred Stocks	-	3,292,249	-
Investment Companies	6,444,625	-	-
Total Assets	$135,157,313	$38,694,689	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$159,026	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$173,852,002
Cash denominated in foreign currency(2)	26,534
Closed foreign currency contracts	416
Non-interested Trustees' deferred compensation	4,416
Receivables:
Fund shares sold	728,545
Foreign tax reclaims	386,456
Interest	353,612
Dividends	327,622
Other assets	15,041
Total Assets	175,694,644
Liabilities:
Forward foreign currency exchange contracts	159,026
Payables:	—
Fund shares repurchased	1,177,091
Professional fees	47,019
Dividends	34,409
12b-1 Distribution and shareholder servicing fees	31,578
Advisory fees	26,276
Transfer agent fees and expenses	18,982
Non-interested Trustees' deferred compensation fees	4,416
Custodian fees	3,020
Non-interested Trustees' fees and expenses	1,122
Affiliated fund administration fees payable	357
Accrued expenses and other payables	30,608
Total Liabilities	1,533,904
Net Assets	$174,160,740

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$163,563,249
Total distributable earnings (loss)	10,597,491
Total Net Assets	$174,160,740
Net Assets - Class A Shares	$32,261,713
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,464,056
Net Asset Value Per Share(3)	$13.09
Maximum Offering Price Per Share(4)	$13.89
Net Assets - Class C Shares	$30,356,282
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,355,151
Net Asset Value Per Share(3)	$12.89
Net Assets - Class D Shares	$6,888,841
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	526,109
Net Asset Value Per Share	$13.09
Net Assets - Class I Shares	$88,457,989
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,747,821
Net Asset Value Per Share	$13.11
Net Assets - Class N Shares	$590,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,112
Net Asset Value Per Share	$13.08
Net Assets - Class S Shares	$53,276
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,078
Net Asset Value Per Share	$13.06
Net Assets - Class T Shares	$15,552,594
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,188,996
Net Asset Value Per Share	$13.08

(1) Includes cost of $162,046,946.

(2) Includes cost of $26,534.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$6,612,161
Interest	1,397,960
Other income	150,166
Foreign tax withheld	(444,853)
Total Investment Income	7,715,434
Expenses:
Advisory fees	1,335,228
12b-1 Distribution and shareholder servicing fees:
Class A Shares	76,487
Class C Shares	298,001
Class S Shares	22
Transfer agent administrative fees and expenses:
Class D Shares	8,808
Class S Shares	128
Class T Shares	29,544
Transfer agent networking and omnibus fees:
Class A Shares	19,502
Class C Shares	18,871
Class I Shares	67,229
Other transfer agent fees and expenses:
Class A Shares	3,122
Class C Shares	3,324
Class D Shares	3,581
Class I Shares	5,176
Class N Shares	33
Class T Shares	363
Registration fees	203,857
Professional fees	68,981
Shareholder reports expense	54,655
Custodian fees	16,736
Non-interested Trustees’ fees and expenses	4,811
Affiliated fund administration fees	4,178
Other expenses	93,499
Total Expenses	2,316,136
Less: Excess Expense Reimbursement and Waivers	(279,153)
Net Expenses	2,036,983
Net Investment Income/(Loss)	5,678,451
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(3,171,328)
Forward foreign currency exchange contracts	957,778
Total Net Realized Gain/(Loss) on Investments	(2,213,550)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,295,394
Forward foreign currency exchange contracts	(117,118)
Total Change in Unrealized Net Appreciation/Depreciation	2,178,276
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,643,177

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$5,678,451	$4,379,075
Net realized gain/(loss) on investments	(2,213,550)	1,853,498
Change in unrealized net appreciation/depreciation	2,178,276	(870,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,643,177	5,362,066
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,122,766)	N/A
Class C Shares	(981,085)	N/A
Class D Shares	(282,822)	N/A
Class I Shares	(3,864,882)	N/A
Class N Shares	(28,404)	N/A
Class S Shares	(2,044)	N/A
Class T Shares	(462,490)	N/A
Total Dividends and Distributions to Shareholders	(6,744,493)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(748,523)
Class C Shares	N/A	(676,819)
Class D Shares	N/A	(143,927)
Class I Shares	N/A	(2,652,024)
Class N Shares	N/A	(18,014)
Class S Shares	N/A	(1,333)
Class T Shares	N/A	(133,759)
Total Dividends from Net Investment Income	N/A	(4,374,399)
Net Decrease from Dividends and Distributions to Shareholders	(6,744,493)	(4,374,399)
Capital Share Transactions:
Class A Shares	2,727,605	3,156,214
Class C Shares	1,102,874	(1,992,556)
Class D Shares	(1,093,143)	7,890,598
Class I Shares	(10,997,621)	21,418,407
Class N Shares	(248,434)	830,295
Class S Shares	2,044	1,333
Class T Shares	5,711,527	10,009,996
Net Increase/(Decrease) from Capital Share Transactions	(2,795,148)	41,314,287
Net Increase/(Decrease) in Net Assets	(3,896,464)	42,301,954
Net Assets:
Beginning of period	178,057,204	135,755,250
End of period(2)	$174,160,740	$178,057,204

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $808,414 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.18	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.36	0.38
Net realized and unrealized gain/(loss)	(0.03)	0.24	0.75
Total from Investment Operations	0.39	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.36)	(0.35)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.48)	(0.36)	(0.35)
Net Asset Value, End of Period	$13.09	$13.18	$12.94
Total Return*	3.14%	4.63%	9.44%
Net Assets, End of Period (in thousands)	$32,262	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$30,675	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	3.23%	2.71%	3.36%
Portfolio Turnover Rate	44%	36%	55%

Class C Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.01	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31	0.25	0.30
Net realized and unrealized gain/(loss)	(0.01)	0.24	0.73
Total from Investment Operations	0.30	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.29)	(0.27)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.42)	(0.29)	(0.27)
Net Asset Value, End of Period	$12.89	$13.01	$12.81
Total Return*	2.41%	3.85%	8.62%
Net Assets, End of Period (in thousands)	$30,356	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$30,095	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.06%	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.91%	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	2.48%	1.85%	2.68%
Portfolio Turnover Rate	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$12.50	$12.57	$11.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.35	0.40
Net realized and unrealized gain/(loss)	(0.40)	0.11	1.10
Total from Investment Operations	—	0.46	1.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)	(0.31)
Distributions (from capital gains)	—	(0.20)	(0.02)
Total Dividends and Distributions	(0.34)	(0.53)	(0.33)
Net Asset Value, End of Period	$12.16	$12.50	$12.57
Total Return*	0.19%	3.81%	13.26%
Net Assets, End of Period (in thousands)	$40,869	$15,959	$14,308
Average Net Assets for the Period (in thousands)	$30,357	$15,010	$12,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(2)	1.46%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(3)	1.30%	1.30%
Ratio of Net Investment Income/(Loss)	3.37%(4)	2.84%	3.20%
Portfolio Turnover Rate	39%	26%	78%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$12.40	$12.49	$11.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.26	0.30
Net realized and unrealized gain/(loss)	(0.39)	0.10	1.10
Total from Investment Operations	(0.09)	0.36	1.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)	(0.24)
Distributions (from capital gains)	—	(0.20)	(0.02)
Total Dividends and Distributions	(0.26)	(0.45)	(0.26)
Net Asset Value, End of Period	$12.05	$12.40	$12.49
Total Return*	(0.58)%	3.00%	12.45%
Net Assets, End of Period (in thousands)	$33,327	$13,846	$4,525
Average Net Assets for the Period (in thousands)	$24,477	$10,077	$2,561
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(2)	2.23%	2.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(3)	2.05%	2.05%
Ratio of Net Investment Income/(Loss)	2.55%(4)	2.15%	2.38%
Portfolio Turnover Rate	39%	26%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.46	0.04
Net realized and unrealized gain/(loss)	—(3)	0.16	(0.17)
Total from Investment Operations	0.42	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.38)	(0.12)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.50)	(0.38)	(0.12)
Net Asset Value, End of Period	$13.09	$13.17	$12.93
Total Return*	3.34%	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$6,889	$8,072	$472
Average Net Assets for the Period (in thousands)	$7,362	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	3.26%	3.47%	4.27%
Portfolio Turnover Rate	44%	36%	55%

Class I Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$13.19	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.40	0.45
Net realized and unrealized gain/(loss)	—(3)	0.23	0.71
Total from Investment Operations	0.43	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.38)	(0.38)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.51)	(0.38)	(0.38)
Net Asset Value, End of Period	$13.11	$13.19	$12.94
Total Return*	3.41%	4.86%	9.70%
Net Assets, End of Period (in thousands)	$88,458	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$97,766	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	3.35%	2.94%	3.97%
Portfolio Turnover Rate	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014
Net Asset Value, Beginning of Period	$12.49	$12.57	$11.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.39	0.44
Net realized and unrealized gain/(loss)	(0.37)	0.09	1.09
Total from Investment Operations	0.03	0.48	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)	(0.33)
Distributions (from capital gains)	—	(0.20)	(0.02)
Total Dividends and Distributions	(0.36)	(0.56)	(0.35)
Net Asset Value, End of Period	$12.16	$12.49	$12.57
Total Return*	0.48%	3.97%	13.56%
Net Assets, End of Period (in thousands)	$46,454	$24,356	$8,156
Average Net Assets for the Period (in thousands)	$36,087	$14,987	$4,251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.24%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)	1.05%	1.05%
Ratio of Net Investment Income/(Loss)	3.37%(4)	3.13%	3.50%
Portfolio Turnover Rate	39%	26%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.16	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.45	0.40
Net realized and unrealized gain/(loss)	0.01(3)	0.19	0.73
Total from Investment Operations	0.43	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.39)	(0.39)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.51)	(0.39)	(0.39)
Net Asset Value, End of Period	$13.08	$13.16	$12.91
Total Return*	3.48%	4.94%	9.44%
Net Assets, End of Period (in thousands)	$590	$857	$50
Average Net Assets for the Period (in thousands)	$723	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	3.28%	3.40%	3.58%
Portfolio Turnover Rate	44%	36%	55%

Class S Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.34	0.03
Net realized and unrealized gain/(loss)	(0.02)	0.25	(0.16)
Total from Investment Operations	0.41	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.35)	(0.12)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.52)	(0.35)	(0.12)
Net Asset Value, End of Period	$13.06	$13.17	$12.93
Total Return*	3.28%	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$53	$52	$49
Average Net Assets for the Period (in thousands)	$51	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.11%	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	3.32%	2.56%	3.22%
Portfolio Turnover Rate	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.16	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.49	0.03
Net realized and unrealized gain/(loss)	(0.02)	0.11	(0.16)
Total from Investment Operations	0.41	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.37)	(0.12)
Distributions (from capital gains)	(0.11)	—	—
Total Dividends and Distributions	(0.49)	(0.37)	(0.12)
Net Asset Value, End of Period	$13.08	$13.16	$12.93
Total Return*	3.29%	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$15,553	$9,755	$59
Average Net Assets for the Period (in thousands)	$11,844	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	3.36%	3.75%	3.48%
Portfolio Turnover Rate	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

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Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future

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Notes to Financial Statements

contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

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Notes to Financial Statements

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in

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Notes to Financial Statements

the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

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Notes to Financial Statements

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table  presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$159,026	$—	$—	$159,026

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

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Notes to Financial Statements

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC ("Janus Capital") an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

34	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and

Janus Investment Fund	35

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $3,801.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,748.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	9		-*
Class S Shares	100		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,387,552	$ -	$ -	$ -	$ (2,569,653)	$ (5,200)	$ 11,784,792

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash loss sale deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 162,067,210	$21,681,602	$ (9,896,810)	$ 11,784,792

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (159,026)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,063,019	$ 681,474	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,374,399	$ -	$ -	$ -

Janus Investment Fund	37

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (14,037)	$ 28,588	$ (14,551)

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,022,495	$ 12,663,708	543,059	$ 7,403,270
Reinvested dividends and distributions	86,181	1,092,546	54,015	721,102
Shares repurchased	(867,473)	(11,028,649)	(369,556)	(4,968,158)
Net Increase/(Decrease)	241,203	$ 2,727,605	227,518	$ 3,156,214
Class C Shares:
Shares sold	1,204,757	$ 14,674,503	380,888	$ 5,093,663
Reinvested dividends and distributions	72,247	899,454	45,669	602,726
Shares repurchased	(1,166,761)	(14,471,083)	(575,138)	(7,688,945)
Net Increase/(Decrease)	110,243	$ 1,102,874	(148,581)	$ (1,992,556)
Class D Shares:
Shares sold	139,077	$ 1,786,045	673,703	$ 9,216,467
Reinvested dividends and distributions	21,661	274,254	10,502	139,614
Shares repurchased	(247,325)	(3,153,442)	(107,995)	(1,465,483)
Net Increase/(Decrease)	(86,587)	$ (1,093,143)	576,210	$ 7,890,598
Class I Shares:
Shares sold	3,271,613	$ 41,374,220	2,365,953	$32,242,372
Reinvested dividends and distributions	304,325	3,847,392	195,765	2,614,379
Shares repurchased	(4,474,454)	(56,219,233)	(992,173)	(13,438,344)
Net Increase/(Decrease)	(898,516)	$(10,997,621)	1,569,545	$21,418,407
Class N Shares:
Shares sold	6,842	$ 88,436	61,316	$ 830,926
Reinvested dividends and distributions	2,249	28,404	1,355	18,014
Shares repurchased	(29,135)	(365,274)	(1,371)	(18,645)
Net Increase/(Decrease)	(20,044)	$ (248,434)	61,300	$ 830,295
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	162	2,044	100	1,333
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	162	$ 2,044	100	$ 1,333
Class T Shares:
Shares sold	840,389	$ 10,797,977	787,984	$10,711,487
Reinvested dividends and distributions	36,437	461,288	10,086	133,524
Shares repurchased	(428,900)	(5,547,738)	(61,586)	(835,015)
Net Increase/(Decrease)	447,926	$ 5,711,527	736,484	$10,009,996

38	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$66,402,283	$ 70,687,601	$ 8,992,734	$ 4,597,754

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Dividend & Income Builder Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

40	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	41

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

52	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

54	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

56	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$681,474
Foreign Taxes Paid	$427,468
Foreign Source Income	$3,525,508
Dividends Received Deduction Percentage	20%
Qualified Dividend Income Percentage	95%

58	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

60	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

62	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

64	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	65

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	11/14-Present	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	12/08-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

66	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Janus Investment Fund	67

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	JUNE 30, 2019

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93075 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This emerging markets equity fund seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility versus the MSCI Emerging Markets IndexSM.

sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2019, Janus Henderson Emerging Markets Managed Volatility Fund returned 3.59% for its Class I Shares. This compares to the 1.21% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility, lower absolute volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Emerging markets were highly volatile over the past 12 months. After a decline of nearly 8.5% in the second half of 2018, the MSCI Emerging Markets Index rebounded strongly and gained over 10.5% in the first half of 2019, resulting in a one-year return of 1.21%. The Janus Henderson Emerging Markets Managed Volatility Fund posted a return of 3.59% during the period.

The Fund’s defensive positioning acted as a tailwind to relative performance amid the heightened volatility over the past 12 months. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks strongly outperformed higher beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks contributed to the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning contributed to relative performance during the period. In particular, an average underweight to information technology and overweight to the defensive utilities sector contributed to the Fund’s relative performance during the period. An overall positive selection effect also contributed during the period, especially within the communication services and materials sectors. Relative detractors during the period included an average underweight and selection effect in consumer discretionary, selection effect in real estate and an average overweight to the health care sector.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund can achieve its investment objective of producing an

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	4.7%
Taiwan Mobile Co Ltd
Wireless Telecommunication Services	3.2%
Public Bank Bhd
Banks	2.6%
CP ALL PCL
Food & Staples Retailing	2.3%
Far EasTone Telecommunications Co Ltd
Wireless Telecommunication Services	2.2%
15.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Preferred Stocks	1.3%
Investment Companies	0.9%
Rights	0.0%
Other	(0.8)%
100.0%

Emerging markets comprised 99.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019			per the October 29, 2018 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.40%	5.09%	4.41%	1.25%
Class A Shares at MOP	-2.58%	3.73%
Class C Shares at NAV	3.74%	4.54%	5.32%	1.99%
Class C Shares at CDSC	2.79%	4.54%
Class D Shares(1)	3.84%	5.28%	3.79%	1.10%
Class I Shares	3.59%	5.34%	4.79%	1.08%
Class N Shares	3.98%	0.79%	3.50%	0.96%
Class S Shares	3.80%	5.09%	5.54%	1.47%
Class T Shares	3.82%	5.28%	4.51%	1.21%
MSCI Emerging Markets Index	1.21%	5.60%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	241/854	280/695

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 31, 2018, Adrian Banner, Vassilios Papathanakos and Joseph Runnels are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,063.00	$6.67	$1,000.00	$1,018.27	$6.52	1.30%
Class C Shares	$1,000.00	$1,069.60	$6.58	$1,000.00	$1,018.38	$6.41	1.28%
Class D Shares	$1,000.00	$1,066.90	$5.79	$1,000.00	$1,019.19	$5.66	1.13%
Class I Shares	$1,000.00	$1,064.60	$5.99	$1,000.00	$1,018.99	$5.86	1.17%
Class N Shares	$1,000.00	$1,066.90	$5.02	$1,000.00	$1,019.93	$4.91	0.98%
Class S Shares	$1,000.00	$1,067.80	$5.44	$1,000.00	$1,019.49	$5.30	1.06%
Class T Shares	$1,000.00	$1,066.90	$6.05	$1,000.00	$1,018.94	$5.91	1.18%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – 98.6%
Air Freight & Logistics – 0%
ZTO Express Cayman Inc	109	$2,084
Airlines – 1.5%
InterGlobe Aviation Ltd (144A)	4,645	104,849
Auto Components – 0%
Hanon Systems	178	1,796
Automobiles – 1.3%
Bajaj Auto Ltd	271	11,100
Brilliance China Automotive Holdings Ltd	2,000	2,212
Kia Motors Corp	1,915	72,990
Tata Motors Ltd*	1,021	2,405
		88,707
Banks – 19.4%
Abu Dhabi Commercial Bank PJSC	19,932	45,043
Axis Bank Ltd*	1,174	13,753
Banco de Chile	769,414	113,468
Banco do Brasil SA	500	7,025
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand,	1,000	1,530
Bancolombia SA	351	4,224
Bank Central Asia Tbk PT	55,800	118,415
Bank of Communications Co Ltd	12,000	9,110
Bank Rakyat Indonesia Persero Tbk PT	16,000	4,939
Chang Hwa Commercial Bank Ltd	6,140	4,142
Commercial Bank PQSC	56,010	70,628
Credicorp Ltd	34	7,783
Dubai Islamic Bank PJSC	66,299	92,603
E.Sun Financial Holding Co Ltd	66,334	55,535
First Abu Dhabi Bank PJSC	23,884	96,634
First Financial Holding Co Ltd	140,043	102,814
Grupo Financiero Banorte SAB de CV	5,400	31,337
Hong Leong Bank Bhd	1,100	5,061
Hua Nan Financial Holdings Co Ltd	65,260	43,813
ICICI Bank Ltd	912	5,776
Komercni banka as	1,192	47,529
Krung Thai Bank PCL	200	127
Malayan Banking Bhd	36,200	77,834
Masraf Al Rayan QSC	13,370	13,994
Mega Financial Holding Co Ltd	19,000	18,905
Metropolitan Bank & Trust Co	1,200	1,669
Moneta Money Bank AS (144A)	749	2,568
Public Bank Bhd	32,700	182,107
Qatar Islamic Bank SAQ	11,430	52,157
Qatar National Bank QPSC	130	680
Sberbank of Russia PJSC (ADR)	1,352	20,794
Shanghai Commercial & Savings Bank Ltd	4,000	7,239
SinoPac Financial Holdings Co Ltd	29,500	12,396
Taiwan Cooperative Financial Holding Co Ltd	152,015	101,813
		1,373,445
Beverages – 1.9%
Arca Continental SAB de CV	2,100	11,365
China Resources Beer Holdings Co Ltd	12,000	56,994
Cia Cervecerias Unidas SA	1,884	26,560
Fomento Economico Mexicano SAB de CV	2,800	27,134
Tsingtao Brewery Co Ltd	2,000	12,738
		134,791
Biotechnology – 0.2%
3SBio Inc*	4,500	7,731
Helixmith Co Ltd*	37	5,404
		13,135

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Capital Markets – 0.5%
B3 SA - Brasil Bolsa Balcao	1,100	$10,733
Banco BTG Pactual SA	600	7,951
Samsung Securities Co Ltd	38	1,287
Yuanta Financial Holding Co Ltd	22,000	13,212
		33,183
Chemicals – 1.5%
Asian Paints Ltd	647	12,731
Mesaieed Petrochemical Holding Co	8,430	6,045
Petronas Chemicals Group Bhd	33,900	68,949
UPL Ltd	1,493	20,278
		108,003
Construction Materials – 0.2%
Asia Cement Corp	1,000	1,531
Shree Cement Ltd	35	11,065
UltraTech Cement Ltd	31	2,046
		14,642
Consumer Finance – 0.2%
Bajaj Finance Ltd	276	14,720
Diversified Consumer Services – 1.1%
New Oriental Education & Technology Group Inc (ADR)*	682	65,868
TAL Education Group (ADR)*	328	12,497
		78,365
Diversified Financial Services – 0.1%
Chailease Holding Co Ltd	1,000	4,138
Far East Horizon Ltd	3,000	3,069
		7,207
Diversified Telecommunication Services – 6.8%
China Telecom Corp Ltd	112,000	56,348
Chunghwa Telecom Co Ltd	92,000	334,750
Emirates Telecommunications Group Co PJSC	19,294	87,624
		478,722
Electric Utilities – 2.4%
Centrais Eletricas Brasileiras SA	1,600	14,690
CEZ AS*	848	20,493
Equatorial Energia SA	3,200	76,514
Power Grid Corp of India Ltd	20,496	61,440
		173,137
Entertainment – 0%
Alibaba Pictures Group Ltd*	10,000	2,151
Equity Real Estate Investment Trusts (REITs) – 1.0%
Fibra Uno Administracion SA de CV	52,300	69,280
Food & Staples Retailing – 2.7%
Atacadao SA	400	2,292
CP ALL PCL	58,700	164,624
Wal-Mart de Mexico SAB de CV	6,400	17,476
X5 Retail Group NV (GDR) (REG)	133	4,561
		188,953
Food Products – 8.5%
BRF SA*	900	6,920
Britannia Industries Ltd	434	17,252
Charoen Pokphand Foods PCL	8,300	7,646
China Mengniu Dairy Co Ltd*	2,000	7,745
Grupo Bimbo SAB de CV	8,000	16,688
IOI Corp Bhd	39,600	40,751
JBS SA	22,400	123,806
Kuala Lumpur Kepong Bhd	14,200	84,444
Nestle India Ltd	201	34,692
Nestle Malaysia Bhd	700	25,271

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
PPB Group Bhd	22,020	$99,703
Tingyi Cayman Islands Holding Corp	4,000	6,677
Uni-President Enterprises Corp	1,000	2,663
Universal Robina Corp	570	1,847
Yihai International Holding Ltd*	24,000	124,587
		600,692
Gas Utilities – 1.9%
China Resources Gas Group Ltd	16,000	79,371
ENN Energy Holdings Ltd	5,000	48,647
GAIL India Ltd	43	194
Infraestructura Energetica Nova SAB de CV	1,500	5,893
Perusahaan Gas Negara Tbk PT	12,600	1,882
		135,987
Health Care Providers & Services – 1.4%
Bangkok Dusit Medical Services PCL	70,600	59,860
IHH Healthcare Bhd	28,800	40,446
		100,306
Hotels, Restaurants & Leisure – 2.1%
Huazhu Group Ltd	99	3,589
Jollibee Foods Corp	14,400	79,210
Kangwon Land Inc	2,115	55,422
Yum China Holdings Inc	192	8,870
		147,091
Household Durables – 0.1%
Woongjin Coway Co Ltd	70	4,693
Household Products – 1.0%
Hindustan Unilever Ltd	825	21,367
Kimberly-Clark de Mexico SAB de CV*	12,100	22,504
Unilever Indonesia Tbk PT	8,700	27,717
		71,588
Independent Power and Renewable Electricity Producers – 1.6%
CGN Power Co Ltd (144A)	121,000	33,304
Electricity Generating PCL	200	2,120
Engie Brasil Energia SA	4,500	50,951
NTPC Ltd	13,120	26,869
		113,244
Industrial Conglomerates – 0.1%
Grupo Carso SAB de CV	900	3,356
Industries Qatar QSC	470	1,485
		4,841
Information Technology Services – 3.2%
GDS Holdings Ltd*	37	1,390
HCL Technologies Ltd	291	4,489
Infosys Ltd	8,204	87,009
Tata Consultancy Services Ltd	1,888	60,924
Tech Mahindra Ltd	3,711	37,992
Wipro Ltd	9,137	37,133
		228,937
Insurance – 3.3%
Bajaj Finserv Ltd	263	32,483
BB Seguridade Participacoes SA	6,600	55,663
DB Insurance Co Ltd	14	719
ICICI Lombard General Insurance Co Ltd	392	6,319
IRB Brasil Resseguros S/A	3,400	87,229
Ping An Insurance Group Co of China Ltd	500	6,004
Samsung Fire & Marine Insurance Co Ltd	146	33,895
Sul America SA	800	7,818
		230,130

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Interactive Media & Services – 0.6%
Tencent Holdings Ltd	1,000	$45,139
Internet & Direct Marketing Retail – 0.7%
Alibaba Group Holding Ltd (ADR)*	87	14,742
B2W Cia Digital*	600	5,113
Ctrip.com International Ltd (ADR)*	363	13,398
JD.com Inc (ADR)*	201	6,088
Vipshop Holdings Ltd (ADR)*	792	6,835
		46,176
Leisure Products – 0.3%
Giant Manufacturing Co Ltd	3,000	23,474
Life Sciences Tools & Services – 0.1%
Divi's Laboratories Ltd	321	7,427
Machinery – 1.6%
CRRC Corp Ltd	13,000	10,867
Weichai Power Co Ltd	61,000	103,080
		113,947
Metals & Mining – 2.7%
Anglo American Platinum Ltd	1,014	60,284
AngloGold Ashanti Ltd	564	10,177
Cia Siderurgica Nacional SA	2,800	12,187
Gold Fields Ltd	302	1,646
Grupo Mexico SAB de CV	1,600	4,250
Kumba Iron Ore Ltd	1,809	64,172
MMC Norilsk Nickel PJSC (ADR)	1,163	26,412
Novolipetsk Steel OJSC (GDR)	88	2,221
Polymetal International PLC	733	9,277
Polyus PJSC (REG) (GDR)	9	416
		191,042
Multiline Retail – 1.1%
Lojas Renner SA	3,960	48,643
Magazine Luiza SA	500	27,495
		76,138
Multi-Utilities – 0%
Qatar Electricity & Water Co QSC	110	503
Oil, Gas & Consumable Fuels – 3.0%
Coal India Ltd	8,457	31,098
Cosan SA	500	6,010
Gazprom PJSC (ADR)	201	1,473
Hindustan Petroleum Corp Ltd	1,364	5,732
Indian Oil Corp Ltd	1,011	2,284
LUKOIL PJSC (ADR)	609	51,412
Novatek PJSC (GDR) (REG)	393	83,316
Oil & Natural Gas Corp Ltd	660	1,604
Petronet LNG Ltd	1,321	4,691
Qatar Fuel QSC	960	5,660
Reliance Industries Ltd*	956	17,357
		210,637
Personal Products – 1.2%
Dabur India Ltd	2,023	11,739
Hengan International Group Co Ltd	8,500	62,514
Natura Cosmeticos SA	900	13,242
		87,495
Pharmaceuticals – 1.6%
Aurobindo Pharma Ltd	2,633	23,196
Cipla Ltd/India	5,245	42,058
Dr Reddy's Laboratories Ltd	947	34,994
Piramal Enterprises Ltd	429	12,098
		112,346

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Professional Services – 0%
51job Inc (ADR)*	19	$1,434
Real Estate Management & Development – 1.5%
Aldar Properties PJSC	62,586	32,206
Ayala Land Inc	2,400	2,380
Barwa Real Estate Co	41	385
China Jinmao Holdings Group Ltd	4,000	2,432
CIFI Holdings Group Co Ltd	6,000	3,956
Future Land Development Holdings Ltd	30,000	39,481
Logan Property Holdings Co Ltd	2,000	3,236
Longfor Group Holdings Ltd	1,000	3,770
SM Prime Holdings Inc (144A)	6,900	4,997
Sunac China Holdings Ltd	3,000	14,748
		107,591
Road & Rail – 0.4%
BTS Group Holdings PCL	43,300	16,944
Localiza Rent a Car SA	1,200	12,809
		29,753
Semiconductor & Semiconductor Equipment – 1.0%
HANERGY THIN FILM POWER GROU - SPV SHARES*,¢	52,000	3,129
Novatek Microelectronics Corp	6,000	33,423
Realtek Semiconductor Corp	3,000	22,073
Win Semiconductors Corp	2,000	12,816
		71,441
Software – 0.1%
Globant SA*	59	5,962
Kingsoft Corp Ltd*	1,000	2,163
		8,125
Specialty Retail – 1.1%
Home Product Center PCL	2,900	1,655
Hotai Motor Co Ltd	4,000	65,430
JUMBO SA	439	8,484
Petrobras Distribuidora SA	500	3,256
		78,825
Technology Hardware, Storage & Peripherals – 0.4%
Lenovo Group Ltd	6,000	4,647
Quanta Computer Inc	5,000	9,724
Wistron Corp	20,000	15,585
		29,956
Textiles, Apparel & Luxury Goods – 2.0%
ANTA Sports Products Ltd	2,000	13,736
Feng TAY Enterprise Co Ltd	1,000	7,792
Fila Korea Ltd	986	65,511
Li Ning Co Ltd	2,000	4,716
Titan Co Ltd	2,532	48,963
		140,718
Thrifts & Mortgage Finance – 0%
LIC Housing Finance Ltd	317	2,550
Tobacco – 0.9%
Hanjaya Mandala Sampoerna Tbk PT	8,200	1,823
ITC Ltd	5,350	21,227
KT&G Corp	455	38,823
		61,873
Transportation Infrastructure – 4.3%
Adani Ports & Special Economic Zone Ltd	521	3,096
Airports of Thailand PCL	37,300	89,403
Bangkok Expressway & Metro PCL	172,100	63,980
Grupo Aeroportuario del Pacifico SAB de CV	8,700	90,619
International Container Terminal Services Inc	13,950	39,865

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – (continued)
Promotora y Operadora de Infraestructura SAB de CV	875	$8,697
Taiwan High Speed Rail Corp	8,000	11,772
		307,432
Water Utilities – 3.3%
Cia de Saneamento Basico do Estado de Sao Paulo	7,200	88,647
Guangdong Investment Ltd	72,000	142,499
		231,146
Wireless Telecommunication Services – 6.7%
Advanced Info Service PCL	7,200	51,185
China Mobile Ltd	4,000	36,434
Far EasTone Telecommunications Co Ltd	61,000	153,796
Intouch Holdings PCL	2,300	4,707
PLDT Inc	105	2,644
Taiwan Mobile Co Ltd	58,000	228,780
		477,546
Total Common Stocks (cost $6,261,931)		6,987,393
Preferred Stocks – 1.3%
Automobiles – 0%
Hyundai Motor Co	43	3,215
Banks – 0.2%
Bancolombia SA	814	10,343
Electric Utilities – 1.1%
Centrais Eletricas Brasileiras SA	100	938
Cia Energetica de Minas Gerais	20,400	78,905
		79,843
Food Products – 0%
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
Total Preferred Stocks (cost $106,521)		93,401
Rights – 0%
Biotechnology – 0%
Helixmith Co Ltd* (cost $0)	2	56
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $62,000)	62,000	62,000
Total Investments (total cost $6,430,452) – 100.8%		7,142,850
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(58,044)
Net Assets – 100%		$7,084,806

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$1,287,616	18.0%
China	1,090,030	15.3
India	897,000	12.6
Brazil	748,837	10.5
Malaysia	624,566	8.7
Thailand	462,251	6.5
United Arab Emirates	354,110	4.9
Mexico	310,129	4.3
South Korea	283,811	4.0
Russia	199,882	2.8
Indonesia	154,776	2.2
Qatar	151,537	2.1
Chile	140,028	2.0
South Africa	136,279	1.9
Philippines	132,612	1.8
Czech Republic	70,590	1.0
United States	62,000	0.9
Colombia	14,567	0.2
Greece	8,484	0.1
Peru	7,783	0.1
Argentina	5,962	0.1

Total	$7,142,850	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$-	$-	$-	$-
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	1,031	-	-	62,000
Total Affiliated Investments - 0.9%	$1,031	$-	$-	$62,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	-	4,013	(4,013)	-
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	-	2,973,140	(2,911,140)	62,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $145,718, which represents 2.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$68,312	$-	$3,129
All Other	6,915,952	-	-
Preferred Stocks	938	92,463	0
Rights	-	56	-
Investment Companies	-	62,000	-
Total Assets	$6,985,202	$154,519	$3,129

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$7,080,850
Affiliated investments, at value(2)	62,000
Cash denominated in foreign currency(3)	14,736
Non-interested Trustees' deferred compensation	179
Receivables:
Due from adviser	43,113
Dividends	15,990
Investments sold	7,869
Fund shares sold	1,620
Foreign tax reclaims	323
Dividends from affiliates	61
Other assets	2,369
Total Assets	7,229,110
Liabilities:
Due to custodian	64
Foreign cash due to custodian	16,470
Payables:	—
Professional fees	56,470
Non-affiliated fund administration fees payable	24,858
Registration fees	16,478
Custodian fees	8,378
Foreign tax liability	6,841
Fund shares repurchased	5,890
Advisory fees	5,439
Transfer agent fees and expenses	1,160
Non-interested Trustees' deferred compensation fees	179
12b-1 Distribution and shareholder servicing fees	73
Non-interested Trustees' fees and expenses	51
Affiliated fund administration fees payable	14
Accrued expenses and other payables	1,939
Total Liabilities	144,304
Net Assets	$7,084,806

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,764,836
Total distributable earnings (loss)(4)	319,970
Total Net Assets	$7,084,806
Net Assets - Class A Shares	$28,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,639
Net Asset Value Per Share(5)	$10.80
Maximum Offering Price Per Share(6)	$11.46
Net Assets - Class C Shares	$61,135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,605
Net Asset Value Per Share(5)	$10.91
Net Assets - Class D Shares	$4,521,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	417,091
Net Asset Value Per Share	$10.84
Net Assets - Class I Shares	$40,821
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,757
Net Asset Value Per Share	$10.87
Net Assets - Class N Shares	$1,915,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	176,575
Net Asset Value Per Share	$10.85
Net Assets - Class S Shares	$62,603
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,766
Net Asset Value Per Share	$10.86
Net Assets - Class T Shares	$454,332
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,914
Net Asset Value Per Share	$10.84

(1) Includes cost of $6,368,452.

(2) Includes cost of $62,000.

(3) Includes cost of $14,736.

(4) Includes $6,841 of foreign capital gains tax on investments.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$246,130
Dividends from affiliates	1,031
Other income	181
Foreign tax withheld	(23,634)
Total Investment Income	223,708
Expenses:
Advisory fees	70,794
12b-1 Distribution and shareholder servicing fees:
Class A Shares	578
Class C Shares	182
Class S Shares	25
Transfer agent administrative fees and expenses:
Class D Shares	5,933
Class S Shares	150
Class T Shares	775
Transfer agent networking and omnibus fees:
Class A Shares	437
Class I Shares	213
Other transfer agent fees and expenses:
Class A Shares	119
Class C Shares	14
Class D Shares	2,788
Class N Shares	230
Class S Shares	14
Class T Shares	49
Registration fees	131,664
Professional fees	87,299
Non-affiliated fund administration fees	66,627
Custodian fees	53,130
Shareholder reports expense	4,512
Non-interested Trustees’ fees and expenses	216
Affiliated fund administration fees	176
Other expenses	9,956
Total Expenses	435,881
Less: Excess Expense Reimbursement and Waivers	(351,638)
Net Expenses	84,243
Net Investment Income/(Loss)	139,465

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(352,445)
Total Net Realized Gain/(Loss) on Investments	(352,445)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	500,549
Total Change in Unrealized Net Appreciation/Depreciation	500,549
Net Increase/(Decrease) in Net Assets Resulting from Operations	$287,569

(1) Includes change in unrealized appreciation/depreciation of $(6,841) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018(1)

Operations:
Net investment income/(loss)	$139,465	$119,683
Net realized gain/(loss) on investments	(352,445)	857,517
Change in unrealized net appreciation/depreciation	500,549	(283,465)
Net Increase/(Decrease) in Net Assets Resulting from Operations	287,569	693,735
Dividends and Distributions to Shareholders(2)
Class A Shares	(37,735)	N/A
Class C Shares	(4,903)	N/A
Class D Shares	(486,261)	N/A
Class I Shares	(8,747)	N/A
Class N Shares	(154,249)	N/A
Class S Shares	(5,575)	N/A
Class T Shares	(23,736)	N/A
Total Dividends and Distributions to Shareholders	(721,206)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(2,398)
Class C Shares	N/A	(701)
Class D Shares	N/A	(100,880)
Class I Shares	N/A	(2,120)
Class N Shares	N/A	(19,377)
Class S Shares	N/A	(694)
Class T Shares	N/A	(3,217)
Total Dividends from Net Investment Income	N/A	(129,387)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(998)
Class C Shares	N/A	(497)
Class D Shares	N/A	(37,425)
Class I Shares	N/A	(1,070)
Class N Shares	N/A	(6,727)
Class S Shares	N/A	(316)
Class T Shares	N/A	(1,212)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(48,245)
Net Decrease from Dividends and Distributions to Shareholders	(721,206)	(177,632)
Capital Share Transactions:
Class A Shares	(342,162)	233,739
Class C Shares	(29,828)	2,371
Class D Shares	(2,227,777)	2,431,763
Class I Shares	(55,934)	(822,406)
Class N Shares	385,281	1,639,044
Class S Shares	5,575	1,010
Class T Shares	262,070	2,517
Net Increase/(Decrease) from Capital Share Transactions	(2,002,775)	3,488,038
Net Increase/(Decrease) in Net Assets	(2,436,412)	4,004,141
Net Assets:
Beginning of period	9,521,218	5,517,077
End of period(3)	$7,084,806	$9,521,218

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $1,819 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.57	$10.47	$9.48	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.17	0.08	0.18	0.06
Net realized and unrealized gain/(loss)	0.15	1.14	1.01	(1.03)	0.43
Total from Investment Operations	0.32	1.31	1.09	(0.85)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.15)	(0.10)	(0.08)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(1.09)	(0.21)	(0.10)	(0.16)	—
Net Asset Value, End of Period	$10.80	$11.57	$10.47	$9.48	$10.49
Total Return*	3.40%	12.50%	11.64%	(8.06)%	4.90%
Net Assets, End of Period (in thousands)	$29	$410	$169	$145	$157
Average Net Assets for the Period (in thousands)	$319	$206	$152	$140	$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.63%	4.40%	7.53%	10.33%	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.30%	1.29%	1.30%	1.31%
Ratio of Net Investment Income/(Loss)	1.55%	1.46%	0.85%	1.89%	1.05%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

Class C Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.51	$10.44	$9.44	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.06	0.01	0.10	0.02
Net realized and unrealized gain/(loss)	0.17	1.16	1.01	(1.02)	0.42
Total from Investment Operations	0.36	1.22	1.02	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	(0.02)	—(3)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.96)	(0.15)	(0.02)	(0.08)	—
Net Asset Value, End of Period	$10.91	$11.51	$10.44	$9.44	$10.44
Total Return*	3.74%	11.66%	10.85%	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$61	$93	$84	$48	$52
Average Net Assets for the Period (in thousands)	$60	$108	$52	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.71%	5.29%	8.12%	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	2.00%	2.05%	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	1.76%	0.54%	0.14%	1.11%	0.27%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.57	$10.47	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.15	0.10	0.19	0.08
Net realized and unrealized gain/(loss)	0.17	1.18	0.99	(1.02)	0.41
Total from Investment Operations	0.37	1.33	1.09	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(1.10)	(0.23)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$10.84	$11.57	$10.47	$9.49	$10.49
Total Return*	3.84%	12.68%	11.70%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$4,522	$7,047	$4,206	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$4,963	$7,312	$2,602	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.63%	3.79%	6.89%	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.13%	1.22%	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	1.86%	1.27%	1.00%	2.08%	1.38%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

Class I Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.64	$10.48	$9.49	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.21	0.10	0.21	0.10
Net realized and unrealized gain/(loss)	0.12	1.13	1.01	(1.04)	0.40
Total from Investment Operations	0.34	1.34	1.11	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.12)	(0.12)	(0.10)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(1.11)	(0.18)	(0.12)	(0.18)	—
Net Asset Value, End of Period	$10.87	$11.64	$10.48	$9.49	$10.50
Total Return*	3.59%	12.82%	11.93%	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$41	$102	$831	$664	$305
Average Net Assets for the Period (in thousands)	$99	$374	$765	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.15%	4.79%	7.62%	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.18%	1.10%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	2.05%	1.79%	0.97%	2.30%	1.79%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018(1)
Net Asset Value, Beginning of Period	$11.59	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.15
Net realized and unrealized gain/(loss)	0.17	0.58
Total from Investment Operations	0.38	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.18)
Distributions (from capital gains)	(0.96)	(0.06)
Total Dividends and Distributions	(1.12)	(0.24)
Net Asset Value, End of Period	$10.85	$11.59
Total Return*	3.98%	6.57%
Net Assets, End of Period (in thousands)	$1,915	$1,614
Average Net Assets for the Period (in thousands)	$1,667	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.63%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.97%
Ratio of Net Investment Income/(Loss)	1.95%	1.35%
Portfolio Turnover Rate	66%	132%

Class S Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(3)
Net Asset Value, Beginning of Period	$11.57	$10.47	$9.48	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.14	0.07	0.17	0.04
Net realized and unrealized gain/(loss)	0.17	1.16	1.01	(1.02)	0.43
Total from Investment Operations	0.36	1.30	1.08	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.09)	(0.06)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(1.07)	(0.20)	(0.09)	(0.14)	—
Net Asset Value, End of Period	$10.86	$11.57	$10.47	$9.48	$10.47
Total Return*	3.80%	12.38%	11.52%	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$63	$60	$54	$48	$52
Average Net Assets for the Period (in thousands)	$60	$61	$50	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.71%	5.54%	7.83%	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.40%	1.42%	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	1.75%	1.15%	0.71%	1.87%	0.78%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

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Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.58	$10.48	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.16	0.09	0.19	0.06
Net realized and unrealized gain/(loss)	0.17	1.16	1.01	(1.02)	0.43
Total from Investment Operations	0.36	1.32	1.10	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.16)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.96)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(1.10)	(0.22)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$10.84	$11.58	$10.48	$9.49	$10.49
Total Return*	3.82%	12.64%	11.78%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$454	$195	$174	$175	$169
Average Net Assets for the Period (in thousands)	$310	$207	$170	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.61%	4.51%	7.67%	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.16%	1.18%	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	1.77%	1.36%	0.93%	2.10%	1.07%
Portfolio Turnover Rate	66%	132%	116%	84%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

26	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	27

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

28	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

There were no securities on loan as of June 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC ("Janus Capital") an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

The Fund’s actual investment advisory fee rate for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $9.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2019.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	100	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	3	1
Class S Shares	100	1
Class T Shares	-	-

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 84,994	$ -	$ (441,387)	$ -	$ -	$ (49)	$ 676,412

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (432,305)	$ (9,082)	$ (441,387)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,459,597	$ 828,254	$ (145,001)	$ 683,253

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 216,334	$ 504,872	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 155,575	$ 22,057	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 18,584	$ (18,584)

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,418	$ 58,831	21,727	$ 263,183
Reinvested dividends and distributions	3,740	37,735	292	3,396
Shares repurchased	(41,932)	(438,728)	(2,778)	(32,840)
Net Increase/(Decrease)	(32,774)	$ (342,162)	19,241	$ 233,739
Class C Shares:
Shares sold	-	$ -	2,895	$ 34,999
Reinvested dividends and distributions	484	4,903	103	1,198
Shares repurchased	(2,997)	(34,731)	(2,926)	(33,826)
Net Increase/(Decrease)	(2,513)	$ (29,828)	72	$ 2,371
Class D Shares:
Shares sold	124,139	$ 1,362,557	642,361	$7,658,499
Reinvested dividends and distributions	47,395	478,685	11,810	137,001
Shares repurchased	(363,712)	(4,069,019)	(446,401)	(5,363,737)
Net Increase/(Decrease)	(192,178)	$(2,227,777)	207,770	$2,431,763
Class I Shares:
Shares sold	17,603	$ 187,089	17,626	$ 202,640
Reinvested dividends and distributions	862	8,747	274	3,190
Shares repurchased	(23,484)	(251,770)	(88,386)	(1,028,236)
Net Increase/(Decrease)	(5,019)	$ (55,934)	(70,486)	$ (822,406)
Class N Shares:
Shares sold	54,903	$ 594,690	148,338	$1,749,677
Reinvested dividends and distributions	15,272	154,249	2,248	26,104
Shares repurchased	(32,928)	(363,658)	(11,258)	(136,737)
Net Increase/(Decrease)	37,247	$ 385,281	139,328	$1,639,044
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	552	5,575	87	1,010
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	552	$ 5,575	87	$ 1,010
Class T Shares:
Shares sold	48,366	$ 507,187	9,122	$ 110,365
Reinvested dividends and distributions	2,350	23,736	382	4,429
Shares repurchased	(25,630)	(268,853)	(9,260)	(112,277)
Net Increase/(Decrease)	25,086	$ 262,070	244	$ 2,517
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,991,952	$ 7,548,666	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$504,872
Foreign Taxes Paid	$22,964
Foreign Source Income	$219,880
Qualified Dividend Income Percentage	28%

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

64	JUNE 30, 2019

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93012 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Flexible Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

This dynamic core bond fund leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the Fund has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2019, Janus Henderson Flexible Bond Fund’s Class I Shares returned 7.02% compared with 7.87% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The U.S. fixed income market was up for the period, with both corporate credit and government bonds performing well. Early on, a steady U.S. economic backdrop coupled with the emergence of rising wages initially caused many to fear that inflation would run ahead of Federal Reserve (Fed) expectations. The prospect of higher interest rates pushed yields on U.S. Treasuries to multi-year highs. This trend reversed mid-period, when concerns around escalating trade tensions, slowing global economic growth and potential Fed policy error led to a rally in government bonds and wider corporate credit spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks). Early in 2019, the Fed reversed course, signaling it would hold rates steady for the year. While weaker economic data and U.S.-China trade negotiations continued to cause volatility, the expectation for more accommodative monetary policy from central banks – including a potential rate cut by the Fed – ultimately led to strong returns in corporate credit.

U.S. Treasuries also performed well, all in all, and falling yields lent further support to corporate credit. Later in the period, the prospect of rate cuts put downward pressure on the front end of the Treasury curve, while ultra-low and negative yields abroad created appeal in longer-dated bonds. The yield on the 10-year Treasury note closed June at 2.01%, down from 2.86% a year prior.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark during the period. As slowing global growth and the prospect of Fed policy error came to the fore mid-period, we adopted a fairly conservative stance. While we brought our U.S.-based corporate credit allocation off a multi-year low in response to the Fed’s accommodative pivot, we lagged some of the strong rally in riskier assets. By period end, we were much more comfortable owning corporate credit given the Fed’s pledge to “act as appropriate” to sustain the economic expansion, an expectation for limited net new issuance and strong demand amid investors’ search for yield. While we added selectively to what we believe are higher-quality business models in high yield, the increase was primarily in the investment-grade sector. We began reducing our floating rate exposure as we felt we were nearing the end of the Fed’s hiking cycle, and continued doing so given that the Fed’s next move will likely be a cut. We extended the Fund’s duration (a measure of sensitivity to changes in interest rates), which ended the period at approximately 110% of the index.

Although we significantly reduced our floating-rate exposure, bank loans as well as front-end and floating rate securitized credit – including mortgage-backed and other asset-backed securities – detracted from relative performance, largely due to their lack of duration. Our allocation to commercial mortgage-backed securities was also negatively impacted by exposure to two positions collateralized by traditional retail space. Weakness in brick-and-mortar retail and the late-2018 tightening in capital markets brought into question the ability for the issuers to refinance their deal and extend maturities. We exited our positions.

At the credit sector level, our metals and mining holdings weighed on relative performance. Many of these companies were disproportionately affected by U.S.-China trade tensions during the period. A small cash balance also detracted from relative performance given the strong returns in riskier assets during the period.

Other positioning contributed positively to relative performance. Our Treasury positioning proved beneficial, as our bias to longer-dated bonds aided results during the late-period rally in rates. Carry (a measure of excess

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

income generated by the Fund’s holdings) and the duration positioning of our investment-grade corporate allocation also supported relative results.

Positioning in the food and beverage sector was particularly additive to relative returns. We maintain an overall positive view on the sector given valuations (which we feel reasonably reflect the challenges posed from a generational shift in consumer habits), improving fundamentals (as we believe the worst of the sector’s consolidation activity is likely behind us) and the fact that the majority of companies in the sector are looking to delever. Further, in the event of a downturn, we believe the steady cash flow of these consumer staples should face minimal impact. We increased our allocation to the sector, and our overweight aided performance.

On a single-name basis, a position in Wabtec Corporation aided relative results. The rail transport company merged with GE Transportation during the period and its emphasis on deleveraging over time has been well received by investors.

OUTLOOK

The Fed has struck an accommodative tone, seeking to stabilize the economic decline and engineer a soft landing. The prospect of the Fed having investors’ backs is appealing to market participants, and reminiscent of 2012, when the European Central Bank vowed to do whatever it takes to preserve the euro; we think both rates and credit can continue to perform well in the near term. Treasury yields have trended significantly lower, and can go lower still. In fact, we would argue that higher U.S. yields are not sustainable given the Fed pivot in combination with low to negative yields abroad and the convergence of accommodative monetary policy in the developed world. U.S. rates also remain attractive on a hedged basis for foreign investors in search of yield.

Supply/demand technicals also remain favorable for U.S. investment-grade corporate credit, given limited net new issuance. After a wave of mergers and acquisitions, we are witnessing a heightened focus on debt paydown, and less willingness by management teams to take debt and leverage higher as they have in recent years. Further, while the U.S. economy is slowing, employment and corporate fundamentals remain relatively healthy. Given these conditions, it is difficult to envision a sustained sell-off in corporate credit without recession risks and default rates trending higher. We will continue to seek attractively valued new issues where we believe we can capitalize on price dislocations our analysts identify in issuers with free-cash-flow generative business models and management teams focused on prudent balance sheet management. Spreads remain fairly tight, however, leading us to believe carry (a measure of excess interest income generated by the Fund’s holdings) will be a strong driver of returns going forward. We continue to look for attractive carry positions to round out our corporate allocation.

There is no doubt that the landscape can change quickly, particularly at this late stage of the credit cycle. Macro uncertainty remains, with slower global growth and trade policy top of mind for investors, making bouts of volatility likely. We will continue to closely monitor economic data releases and the impact trade rhetoric is having on companies, as well as its potential impact on the economy. Brexit and upcoming U.S. elections could also challenge the investment landscape. We believe a focus on higher-quality business models remains prudent and intend to remain diversified across fixed income asset classes. Thorough vetting of all opportunities coupled with security avoidance remains critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	JUNE 30, 2019

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.97%	1.97%
Class A Shares MOP	1.87%	1.87%
Class C Shares**	1.51%	1.51%
Class D Shares	2.41%	2.41%
Class I Shares	2.61%	2.61%
Class N Shares	2.58%	2.58%
Class R Shares	1.82%	1.82%
Class S Shares	2.07%	2.07%
Class T Shares	2.33%	2.33%
Weighted Average Maturity		9.1 Years
Average Effective Duration***		6.3 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.6%
AA	45.1%
A	7.2%
BBB	30.1%
BB	9.2%
B	1.4%
Not Rated	5.9%
Other	0.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	45.4%
Mortgage-Backed Securities	25.5%
United States Treasury Notes/Bonds	18.8%
Asset-Backed/Commercial Mortgage-Backed Securities	8.3%
Investment Companies	3.7%
Bank Loans and Mezzanine Loans	0.4%
Other	(2.1)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.61%	2.15%	4.33%	6.44%	0.95%	0.91%
Class A Shares at MOP	1.55%	1.16%	3.82%	6.27%
Class C Shares at NAV	5.97%	1.48%	3.57%	5.75%	1.52%	1.52%
Class C Shares at CDSC	4.97%	1.48%	3.57%	5.75%
Class D Shares(1)	6.93%	2.41%	4.55%	6.51%	0.59%	0.59%
Class I Shares	7.02%	2.47%	4.46%	6.48%	0.50%	0.50%
Class N Shares	7.10%	2.57%	4.46%	6.48%	0.44%	0.44%
Class R Shares	6.30%	1.80%	3.92%	6.04%	1.19%	1.19%
Class S Shares	6.56%	2.06%	4.18%	6.30%	0.93%	0.93%
Class T Shares	6.84%	2.34%	4.46%	6.48%	0.68%	0.68%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.90%	6.25%**
Morningstar Quartile - Class T Shares	3rd	4th	3rd	2nd
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	481/631	426/533	331/473	30/113

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2019

Janus Henderson Flexible Bond Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,061.10	$4.75	$1,000.00	$1,020.18	$4.66	0.93%
Class C Shares	$1,000.00	$1,057.00	$7.77	$1,000.00	$1,017.17	$7.62	1.52%
Class D Shares	$1,000.00	$1,061.60	$3.17	$1,000.00	$1,021.72	$3.11	0.62%
Class I Shares	$1,000.00	$1,062.00	$2.81	$1,000.00	$1,022.07	$2.76	0.55%
Class N Shares	$1,000.00	$1,062.50	$2.35	$1,000.00	$1,022.51	$2.31	0.46%
Class R Shares	$1,000.00	$1,058.60	$6.18	$1,000.00	$1,018.74	$6.05	1.21%
Class S Shares	$1,000.00	$1,059.90	$4.92	$1,000.00	$1,019.97	$4.82	0.96%
Class T Shares	$1,000.00	$1,062.30	$3.58	$1,000.00	$1,021.32	$3.51	0.70%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.3%
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	$3,272,383	$3,330,966
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	6,908,000	7,006,539
Applebee's Funding LLC / IHOP Funding LLC, 4.7230%, 6/7/49 (144A)	3,279,000	3,343,765
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	6,123,495	6,241,071
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.2443%, 9/15/34 (144A)‡	4,847,000	4,845,563
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.1163%, 3/15/37 (144A)‡	12,924,000	12,880,326
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	10,397,000	11,440,812
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.1443%, 11/15/33 (144A)‡	10,478,832	10,478,775
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,955,000	5,199,057
Cenovus Energy Inc, 5.7000%, 10/15/19	178,846	180,129
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	6,241,000	6,420,552
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	5,130,163	5,208,284
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	4,501,000	4,613,991
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	1,819,000	1,869,633
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	3,599,000	3,775,728
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	1,309,673	1,310,554
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,851,300	1,912,137
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	6,197,000	6,434,843
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	4,659,000	4,850,223
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	4,235,000	4,311,174
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	2,087,000	2,159,453
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.4044%, 7/25/24‡	16,834,576	17,546,366
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 1.1500%, 3.5544%, 9/25/29‡	928,677	930,921
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 3.3544%, 10/25/29‡	658,148	659,813
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.6000%, 3.0298%, 7/25/30‡	1,525,337	1,536,176
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.7200%, 3.1244%, 1/25/31‡	455,642	459,938
Fannie Mae Connecticut Avenue Securities 2017-C06,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	548,335	548,414
Fannie Mae Connecticut Avenue Securities 2018-C04,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	694,976	695,082
Fannie Mae REMICS, 3.0000%, 5/25/48	15,801,163	16,076,772
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.3500%, 3.7544%, 3/25/29‡	458,072	459,999
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 3/25/30‡	422,780	422,990
Ginnie Mae II Pool, 3.5000%, 5/20/49	519,533	530,281
Government National Mortgage Association - Class FQ,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	10,414,319	10,408,743
Government National Mortgage Association - Class QF,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	9,140,324	9,135,345
Jack in the Box Funding, LLC 2019-1A A23, 4.9700%, 8/25/49	8,272,861	8,272,861
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49	8,240,600	8,240,600
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49	8,332,000	8,332,000
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 3.3041%, 11/25/49 (144A)‡	1,435,000	1,435,919
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.2544%, 11/25/51 (144A)‡	22,814,000	22,763,102
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	6,871,439	7,209,927
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,548,000	2,624,539
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,767,000	2,880,368
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	13,359,000	13,612,998
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	21,900,000	22,163,930

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	$2,839,508	$2,879,167
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.2796%, 9/24/19 (144A)‡	23,439,000	23,439,000
Station Place Securitization Trust Series 2019-4, 3.3296%, 6/24/20 (144A)‡	16,779,000	16,779,000
Towd Point Asset Funding, LLC 2019-HE1 A1, 3.3410%, 4/25/48 (144A)	8,750,000	8,722,175
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3076%, 5/15/46‡	1,905,468	1,926,222
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	1,797,143	1,800,745
Wells Fargo Mortgage Backed Securities 2019-1 Trust,
4.0000%, 11/25/48 (144A)‡	4,133,563	4,202,057
Wells Fargo Mortgage Backed Securities 2019-2 Trust,
4.0000%, 4/25/49 (144A)‡	3,805,369	3,851,833
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	2,580,700	2,608,243
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	16,067,076	16,311,644
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $343,605,382)		347,280,745
Bank Loans and Mezzanine Loans – 0.4%
Electric – 0.4%
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 8/4/23‡ (cost $18,861,042)	18,813,546	18,778,364
Corporate Bonds – 45.4%
Banking – 4.2%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	16,766,000	17,464,454
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	12,574,000	13,466,477
Bank of Montreal, 3.3000%, 2/5/24	7,447,000	7,720,759
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,833,000	6,938,929
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,701,000	4,931,890
Citizens Financial Group Inc, 4.3000%, 12/3/25	5,188,000	5,485,833
Goldman Sachs Capital I, 6.3450%, 2/15/34#	26,286,000	33,020,727
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	19,459,000	20,802,944
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	4,268,000	4,746,722
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.1600%, 3.7020%, 5/6/30‡	10,941,000	11,531,044
Morgan Stanley, 3.9500%, 4/23/27	11,142,000	11,649,196
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	8,835,000	9,781,138
SVB Financial Group, 5.3750%, 9/15/20	8,405,000	8,686,234
Synchrony Financial, 3.9500%, 12/1/27	9,186,000	9,171,209
Synchrony Financial, 5.1500%, 3/19/29	8,544,000	9,202,284
		174,599,840
Basic Industry – 3.7%
Allegheny Technologies Inc, 5.9500%, 1/15/21	13,710,000	14,087,025
CF Industries Inc, 4.5000%, 12/1/26 (144A)	46,000	47,810
Constellium NV, 5.7500%, 5/15/24 (144A)	10,428,000	10,662,630
Freeport-McMoRan Inc, 3.5500%, 3/1/22	19,501,000	19,525,376
Freeport-McMoRan Inc, 3.8750%, 3/15/23	11,818,000	11,818,000
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	21,468,000	21,771,418
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	7,294,000	7,655,476
Novelis Corp, 5.8750%, 9/30/26 (144A)	20,941,000	21,202,762
Nutrien Ltd, 4.2000%, 4/1/29	2,260,000	2,438,803
Nutrien Ltd, 5.0000%, 4/1/49	2,739,000	3,105,819
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	11,774,000	12,357,974
Steel Dynamics Inc, 5.5000%, 10/1/24	3,000,000	3,108,750
WRKCo Inc, 3.7500%, 3/15/25	665,000	691,613
WRKCo Inc, 4.6500%, 3/15/26	4,025,000	4,375,582
WRKCo Inc, 3.3750%, 9/15/27	1,060,000	1,061,233
WRKCo Inc, 4.0000%, 3/15/28	1,177,000	1,221,593
WRKCo Inc, 4.9000%, 3/15/29	16,991,000	18,566,477
		153,698,341
Brokerage – 1.2%
Cboe Global Markets Inc, 3.6500%, 1/12/27	13,671,000	14,345,941
E*TRADE Financial Corp, 3.8000%, 8/24/27	11,393,000	11,466,625
E*TRADE Financial Corp, 4.5000%, 6/20/28	5,028,000	5,284,608

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Raymond James Financial Inc, 5.6250%, 4/1/24	$7,034,000	$7,954,696
Raymond James Financial Inc, 4.9500%, 7/15/46	11,575,000	13,043,209
		52,095,079
Capital Goods – 2.8%
Ball Corp, 4.3750%, 12/15/20	8,023,000	8,199,506
Boeing Co, 2.2500%, 6/15/26	2,328,000	2,266,006
Boeing Co, 3.2500%, 3/1/28	2,092,000	2,169,158
Boeing Co, 3.2000%, 3/1/29	14,861,000	15,328,848
Boeing Co, 3.6000%, 5/1/34	10,483,000	10,935,044
Entegris Inc, 4.6250%, 2/10/26 (144A)	6,565,000	6,614,237
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	18,887,000	19,548,045
Masonite International Corp, 5.6250%, 3/15/23 (144A)	5,229,000	5,385,870
Wabtec Corp, 4.4000%, 3/15/24	10,829,000	11,459,678
Wabtec Corp, 3.4500%, 11/15/26	10,581,000	10,335,086
Wabtec Corp, 4.9500%, 9/15/28	22,239,000	23,833,919
		116,075,397
Communications – 5.6%
AT&T Inc, 3.6000%, 7/15/25	159,000	164,783
AT&T Inc, 4.3500%, 3/1/29	19,274,000	20,676,893
AT&T Inc, 4.8500%, 3/1/39	7,832,000	8,400,394
AT&T Inc, 4.7500%, 5/15/46	8,642,000	9,085,789
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	7,989,000	8,023,952
CenturyLink Inc, 6.4500%, 6/15/21	7,036,000	7,440,570
CenturyLink Inc, 5.8000%, 3/15/22	3,914,000	4,080,345
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	6,330,000	6,868,373
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	19,148,000	21,095,007
Comcast Corp, 3.1500%, 3/1/26	3,239,000	3,345,928
Comcast Corp, 4.1500%, 10/15/28	2,569,000	2,831,576
Comcast Corp, 4.2500%, 10/15/30	8,269,000	9,210,137
Comcast Corp, 4.6000%, 10/15/38	8,683,000	9,933,290
Comcast Corp, 4.9500%, 10/15/58	2,435,000	2,967,727
Crown Castle International Corp, 3.6500%, 9/1/27	5,040,000	5,187,864
Crown Castle International Corp, 4.3000%, 2/15/29	6,006,000	6,457,285
Crown Castle International Corp, 5.2000%, 2/15/49	7,751,000	8,906,585
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	9,077,000	9,905,276
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	8,408,000	8,619,882
T-Mobile USA Inc, 6.3750%, 3/1/25	11,228,000	11,660,278
UBM PLC, 5.7500%, 11/3/20 (144A)	18,974,000	19,647,277
Verizon Communications Inc, 2.6250%, 8/15/26	8,284,000	8,226,810
Verizon Communications Inc, 4.3290%, 9/21/28	13,686,000	15,134,463
Verizon Communications Inc, 3.8750%, 2/8/29	2,629,000	2,818,494
Verizon Communications Inc, 4.8620%, 8/21/46	3,816,000	4,441,181
Verizon Communications Inc, 4.5220%, 9/15/48	1,246,000	1,391,649
Verizon Communications Inc, 5.0120%, 8/21/54	5,742,000	6,864,384
Viacom Inc, 5.8500%, 9/1/43	10,309,000	12,162,858
		235,549,050
Consumer Cyclical – 3.9%
AutoZone Inc, 3.7500%, 4/18/29	9,380,000	9,748,977
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	9,341,000	9,386,240
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	13,590,000	13,014,662
Ford Motor Credit Co LLC, 5.1130%, 5/3/29	10,871,000	11,111,793
General Motors Co, 5.0000%, 10/1/28	7,064,000	7,418,818
General Motors Financial Co Inc, 4.3500%, 4/9/25	6,693,000	6,904,397
General Motors Financial Co Inc, 4.3000%, 7/13/25	2,056,000	2,119,215
General Motors Financial Co Inc, 4.3500%, 1/17/27	6,615,000	6,735,550

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	$3,273,000	$3,506,692
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	3,799,000	4,107,783
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	4,527,000	4,796,356
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	13,038,000	13,984,559
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	9,485,000	9,813,940
Lowe's Cos Inc, 3.6500%, 4/5/29	7,373,000	7,702,354
MDC Holdings Inc, 5.5000%, 1/15/24	9,148,000	9,742,620
MGM Resorts International, 6.6250%, 12/15/21	6,648,000	7,179,840
MGM Resorts International, 7.7500%, 3/15/22	3,107,000	3,464,305
O'Reilly Automotive Inc, 3.6000%, 9/1/27	221,000	227,133
O'Reilly Automotive Inc, 4.3500%, 6/1/28	1,707,000	1,844,783
O'Reilly Automotive Inc, 3.9000%, 6/1/29	9,989,000	10,469,915
Service Corp International/US, 5.1250%, 6/1/29	10,721,000	11,283,852
Starbucks Corp, 4.4500%, 8/15/49	6,523,000	7,134,251
		161,698,035
Consumer Non-Cyclical – 8.8%
Allergan Finance LLC, 3.2500%, 10/1/22	7,430,000	7,551,094
Allergan Funding SCS, 3.4500%, 3/15/22	13,995,000	14,284,872
Allergan Funding SCS, 3.8000%, 3/15/25	6,309,000	6,544,147
Allergan Inc/United States, 2.8000%, 3/15/23	782,000	779,582
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	15,460,000	17,512,529
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	8,301,000	8,820,643
Boston Scientific Corp, 3.7500%, 3/1/26	4,922,000	5,231,968
Boston Scientific Corp, 4.0000%, 3/1/29	3,847,000	4,158,953
Boston Scientific Corp, 4.7000%, 3/1/49	3,795,000	4,350,234
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	4,560,000	4,769,195
Bristol-Myers Squibb Co, 4.1250%, 6/15/39 (144A)	3,292,000	3,565,909
Bristol-Myers Squibb Co, 4.2500%, 10/26/49 (144A)	5,656,000	6,225,478
Campbell Soup Co, 3.9500%, 3/15/25	3,582,000	3,724,177
Campbell Soup Co, 4.1500%, 3/15/28	7,941,000	8,286,465
Campbell Soup Co, 4.8000%, 3/15/48#	8,224,000	8,312,925
CVS Health Corp, 4.1000%, 3/25/25	16,790,000	17,698,777
CVS Health Corp, 4.3000%, 3/25/28	7,568,000	7,976,142
CVS Health Corp, 5.0500%, 3/25/48	6,607,000	7,026,970
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	4,334,000	4,546,972
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	4,417,000	4,930,647
General Mills Inc, 4.2000%, 4/17/28	12,858,000	13,849,149
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	13,099,000	13,844,418
HCA Inc, 4.5000%, 2/15/27	10,671,000	11,379,993
HCA Inc, 4.1250%, 6/15/29	24,145,000	24,706,286
HCA Inc, 5.1250%, 6/15/39	4,392,000	4,562,032
HCA Inc, 5.2500%, 6/15/49	6,387,000	6,640,628
IQVIA Inc, 5.0000%, 5/15/27 (144A)	5,652,000	5,835,690
JBS USA LUX SA / JBS USA Finance Inc, 5.8750%, 7/15/24 (144A)	2,611,000	2,686,066
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	4,693,000	4,880,720
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	1,443,000	1,567,459
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	2,052,000	2,228,985
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	10,257,000	11,221,844
Keurig Dr Pepper Inc, 5.0850%, 5/25/48#	4,238,000	4,713,476
Kraft Heinz Foods Co, 3.0000%, 6/1/26	19,689,000	19,151,476
Kraft Heinz Foods Co, 4.6250%, 1/30/29	3,706,000	3,985,714
Kraft Heinz Foods Co, 5.0000%, 6/4/42	3,026,000	3,105,715
Kraft Heinz Foods Co, 4.3750%, 6/1/46	8,079,000	7,667,627
Life Technologies Corp, 6.0000%, 3/1/20	13,405,000	13,687,882
Mars Inc, 2.7000%, 4/1/25 (144A)	4,915,000	5,012,156
Mars Inc, 3.2000%, 4/1/30 (144A)	5,996,000	6,226,652
Mars Inc, 3.9500%, 4/1/49 (144A)	8,035,000	8,634,344
Mars Inc, 4.2000%, 4/1/59 (144A)	5,131,000	5,569,465

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Newell Brands Inc, 4.2000%, 4/1/26	$11,538,000	$11,462,528
Newell Brands Inc, 5.3750%, 4/1/36	12,984,000	12,814,715
Teva Pharmaceutical Finance IV BV, 3.6500%, 11/10/21	5,395,000	5,208,872
Valvoline Inc, 5.5000%, 7/15/24	3,372,000	3,486,648
Valvoline Inc, 4.3750%, 8/15/25	7,572,000	7,553,070
		367,981,289
Electric – 3.2%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	10,920,000	11,213,401
NRG Energy Inc, 7.2500%, 5/15/26	14,738,000	16,230,222
NRG Energy Inc, 6.6250%, 1/15/27	5,021,000	5,454,061
NRG Energy Inc, 5.7500%, 1/15/28	2,141,000	2,296,222
NRG Energy Inc, 4.4500%, 6/15/29 (144A)	10,523,000	10,943,455
NRG Energy Inc, 5.2500%, 6/15/29 (144A)	4,276,000	4,559,285
Oncor Electric Delivery Co LLC, 2.7500%, 6/1/24 (144A)	8,632,000	8,789,080
Oncor Electric Delivery Co LLC, 3.7000%, 11/15/28 (144A)	6,883,000	7,408,602
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49 (144A)	10,561,000	11,132,134
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,471,000	9,800,047
Southern Co, 2.9500%, 7/1/23	9,021,000	9,147,948
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	4,380,000	4,626,375
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	15,999,000	16,938,941
Vistra Operations Co LLC, 5.0000%, 7/31/27 (144A)	13,979,000	14,459,109
		132,998,882
Energy – 4.7%
AmeriGas Partners LP / AmeriGas Finance Corp, 5.6250%, 5/20/24	397,000	422,805
AmeriGas Partners LP / AmeriGas Finance Corp, 5.5000%, 5/20/25	14,874,000	15,654,885
Cenovus Energy Inc, 4.2500%, 4/15/27#	3,418,000	3,534,592
Continental Resources Inc/OK, 5.0000%, 9/15/22	17,537,000	17,674,565
Continental Resources Inc/OK, 4.5000%, 4/15/23	6,839,000	7,183,087
Energy Transfer Operating LP, 4.2500%, 3/15/23	7,084,000	7,392,552
Energy Transfer Operating LP, 5.8750%, 1/15/24	6,044,000	6,717,175
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,181,000	1,319,616
Energy Transfer Operating LP, 6.1250%, 12/15/45	4,391,000	5,026,881
Energy Transfer Operating LP, 6.0000%, 6/15/48	8,711,000	9,932,727
EQM Midstream Partners LP, 5.5000%, 7/15/28	13,596,000	14,331,540
Hess Corp, 4.3000%, 4/1/27	20,037,000	20,775,400
HollyFrontier Corp, 5.8750%, 4/1/26	8,634,000	9,487,078
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,032,000	5,275,022
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	2,735,000	2,928,340
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	1,823,000	2,107,981
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	2,747,000	3,100,713
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	14,736,000	15,178,080
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	8,676,000	9,185,715
NuStar Logistics LP, 5.6250%, 4/28/27	6,371,000	6,418,782
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	14,410,000	15,339,689
Range Resources Corp, 5.0000%, 8/15/22	3,527,000	3,359,467
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	10,278,000	10,419,528
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	3,777,000	3,899,752
		196,665,972
Finance Companies – 0.3%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	11,011,000	10,858,604
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	16,153,000	16,790,883
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	14,473,000	13,883,370
Insurance – 0.6%
Brown & Brown Inc, 4.5000%, 3/15/29	4,963,000	5,210,951
Centene Corp, 6.1250%, 2/15/24	11,850,000	12,412,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
Cigna Corp, 3.7500%, 7/15/23 (144A)	$7,316,000	$7,612,852
Cigna Corp, ICE LIBOR USD 3 Month + 0.8900%, 3.4868%, 7/17/23 (144A)‡	116,000	115,900
		25,352,578
Real Estate Investment Trusts (REITs) – 0.3%
Reckson Operating Partnership LP, 7.7500%, 3/15/20	11,325,000	11,725,906
Technology – 5.4%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	1,167,000	1,144,096
Broadcom Inc, 4.2500%, 4/15/26 (144A)	6,758,000	6,846,400
Broadcom Inc, 4.7500%, 4/15/29 (144A)	5,940,000	6,086,564
Cadence Design Systems Inc, 4.3750%, 10/15/24	21,065,000	22,399,335
CommScope Inc, 5.5000%, 3/1/24 (144A)	7,732,000	7,934,965
CommScope Inc, 6.0000%, 3/1/26 (144A)	12,762,000	13,081,050
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	3,642,000	3,832,875
Fidelity National Information Services Inc, 3.7500%, 5/21/29	3,025,000	3,211,710
Lam Research Corp, 4.0000%, 3/15/29	1,795,000	1,910,679
Marvell Technology Group Ltd, 4.8750%, 6/22/28	14,213,000	15,060,536
Micron Technology Inc, 5.5000%, 2/1/25	3,334,000	3,429,852
Micron Technology Inc, 4.9750%, 2/6/26	4,345,000	4,582,788
Micron Technology Inc, 5.3270%, 2/6/29	8,572,000	9,070,427
Qorvo Inc, 5.5000%, 7/15/26	7,374,000	7,803,904
Total System Services Inc, 4.8000%, 4/1/26	18,622,000	20,453,444
Trimble Inc, 4.7500%, 12/1/24	22,746,000	23,903,370
Trimble Inc, 4.9000%, 6/15/28	20,555,000	22,012,629
Verisk Analytics Inc, 5.8000%, 5/1/21	13,004,000	13,788,643
Verisk Analytics Inc, 4.1250%, 9/12/22	1,796,000	1,885,940
Verisk Analytics Inc, 5.5000%, 6/15/45	10,836,000	12,699,234
Western Digital Corp, 4.7500%, 2/15/26#	27,247,000	26,730,669
		227,869,110
Total Corporate Bonds (cost $1,810,236,661)		1,897,842,336
Mortgage-Backed Securities – 25.5%
Fannie Mae:
4.5000%, 7/25/48	7,518,000	7,853,152
Fannie Mae Pool:
6.0000%, 2/1/37	1,427,040	1,647,693
3.5000%, 10/1/42	7,172,980	7,430,934
4.5000%, 11/1/42	3,539,095	3,793,062
3.5000%, 12/1/42	16,210,897	16,793,872
3.0000%, 2/1/43	577,282	586,676
3.5000%, 2/1/43	22,167,494	22,964,680
3.5000%, 4/1/44	8,334,868	8,690,136
5.0000%, 7/1/44	9,734,203	10,585,840
4.5000%, 10/1/44	7,107,832	7,730,805
4.5000%, 3/1/45	11,293,252	12,283,060
4.5000%, 6/1/45	6,935,702	7,424,976
3.5000%, 12/1/45	7,671,838	8,005,328
4.5000%, 2/1/46	13,886,618	14,883,127
3.5000%, 7/1/46	14,142,477	14,684,344
3.5000%, 7/1/46	44,724	46,274
3.5000%, 8/1/46	146,439	151,186
4.0000%, 10/1/46	516,331	548,630
3.0000%, 11/1/46	3,089,924	3,131,351
3.0000%, 11/1/46	3,023,026	3,063,556
3.0000%, 11/1/46	38,364	38,879
3.0000%, 2/1/47	21,520,413	21,911,580
4.0000%, 5/1/47	4,116,229	4,285,558
4.5000%, 5/1/47	2,431,948	2,612,910
4.5000%, 5/1/47	2,041,870	2,165,909
4.5000%, 5/1/47	1,916,412	2,047,905
4.5000%, 5/1/47	1,434,115	1,540,828

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/47	$1,431,757	$1,518,734
4.5000%, 5/1/47	1,153,323	1,232,457
4.5000%, 5/1/47	704,664	753,014
4.5000%, 5/1/47	476,225	511,661
4.5000%, 5/1/47	461,172	495,488
4.0000%, 6/1/47	2,416,397	2,515,800
4.0000%, 6/1/47	1,167,334	1,217,619
4.0000%, 6/1/47	1,159,885	1,207,600
4.0000%, 6/1/47	587,512	611,680
4.5000%, 6/1/47	8,448,775	8,900,955
4.5000%, 6/1/47	850,356	913,632
4.0000%, 7/1/47	2,132,545	2,220,272
4.0000%, 7/1/47	1,919,883	1,998,862
4.0000%, 7/1/47	897,430	934,347
4.0000%, 7/1/47	628,120	653,959
4.5000%, 7/1/47	6,113,109	6,440,284
4.5000%, 7/1/47	5,199,176	5,477,437
4.5000%, 7/1/47	5,172,670	5,449,511
3.5000%, 8/1/47	6,322,946	6,505,523
3.5000%, 8/1/47	22,181	22,898
4.0000%, 8/1/47	10,851,782	11,298,193
4.0000%, 8/1/47	3,772,282	3,927,463
4.0000%, 8/1/47	2,340,400	2,436,677
4.0000%, 8/1/47	997,595	1,038,633
4.0000%, 8/1/47	210,309	220,663
4.5000%, 8/1/47	7,420,651	7,817,805
4.5000%, 8/1/47	1,767,190	1,861,770
4.0000%, 9/1/47	955,365	994,666
4.5000%, 9/1/47	6,593,598	6,946,488
4.5000%, 9/1/47	4,602,630	4,848,963
4.5000%, 9/1/47	4,119,836	4,340,330
4.0000%, 10/1/47	5,002,703	5,208,500
4.0000%, 10/1/47	4,266,769	4,442,291
4.0000%, 10/1/47	4,050,759	4,217,396
4.0000%, 10/1/47	2,616,051	2,723,667
4.0000%, 10/1/47	2,238,921	2,331,023
4.5000%, 10/1/47	1,163,632	1,225,910
4.5000%, 10/1/47	463,409	488,211
4.0000%, 11/1/47	9,460,807	9,926,594
4.0000%, 11/1/47	6,091,563	6,342,152
4.0000%, 11/1/47	6,050,579	6,299,483
4.0000%, 11/1/47	1,813,851	1,888,467
4.5000%, 11/1/47	5,208,774	5,487,549
3.5000%, 12/1/47	31,970,398	33,004,564
4.0000%, 12/1/47	12,061,084	12,557,242
3.5000%, 1/1/48	15,608,999	16,113,913
4.0000%, 1/1/48	22,966,128	23,910,887
4.0000%, 1/1/48	2,317,233	2,449,646
4.0000%, 3/1/48	2,035,330	2,151,244
4.5000%, 3/1/48	7,037,299	7,406,648
3.5000%, 4/1/48	11,009,200	11,365,321
4.0000%, 4/1/48	4,367,417	4,616,145
4.0000%, 4/1/48	53,089	55,703
4.5000%, 4/1/48	5,483,619	5,771,424
4.0000%, 5/1/48	21,621,529	22,403,828
4.0000%, 5/1/48	18,326,369	18,989,444
4.5000%, 5/1/48	4,311,511	4,537,799
4.5000%, 5/1/48	3,824,627	4,025,361
4.0000%, 6/1/48	8,908,019	9,230,324

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/48	$4,378,079	$4,607,860
4.0000%, 7/1/48	31,330,272	32,463,848
4.0000%, 10/1/48	20,197	21,159
3.5000%, 1/1/49	10,413,757	10,740,531
4.0000%, 2/1/49	2,885,867	2,985,336
3.5000%, 8/1/56	32,913,039	33,998,426
3.0000%, 2/1/57	16,942,660	17,067,822
		605,418,201
Freddie Mac Gold Pool:
4.5000%, 8/1/38	61,481	64,757
4.5000%, 10/1/38	10,005	10,538
4.5000%, 11/1/38	9,675,962	10,191,552
6.0000%, 4/1/40	2,626,837	3,042,125
3.5000%, 2/1/43	6,540,216	6,771,245
3.5000%, 2/1/44	9,002,519	9,320,528
4.5000%, 5/1/44	6,742,191	7,222,892
3.5000%, 12/1/44	114,513	118,553
3.0000%, 1/1/46	182,258	185,686
4.0000%, 2/1/46	6,321,125	6,676,332
4.0000%, 5/1/46	4,138,434	4,325,521
3.0000%, 10/1/46	25,903,268	26,265,853
3.5000%, 2/1/47	19,196,962	19,831,013
4.0000%, 3/1/47	21,426	22,524
3.5000%, 4/1/47	98,430	102,262
3.0000%, 9/1/47	28,913,973	29,318,701
3.5000%, 9/1/47	22,984,975	23,792,876
3.5000%, 9/1/47	6,688,505	6,885,659
3.5000%, 9/1/47	81,137	83,529
3.5000%, 9/1/47	45,925	47,279
3.5000%, 12/1/47	26,449,474	27,474,653
3.5000%, 3/1/48	6,497,565	6,718,370
3.5000%, 4/1/48	2,073,975	2,144,454
4.0000%, 4/1/48	26,995,523	27,942,150
4.0000%, 5/1/48	25,587,908	26,528,980
4.0000%, 5/1/48	13,436,249	13,907,405
4.0000%, 6/1/48	6,324,061	6,556,647
4.5000%, 7/1/48	10,650,097	11,166,758
3.5000%, 8/1/48	25,327,881	26,188,591
4.0000%, 8/1/48	27,122,345	28,682,450
4.0000%, 8/1/48	43,350	44,944
4.5000%, 8/1/48	92,363	97,327
5.0000%, 9/1/48	1,510,495	1,601,589
3.5000%, 11/1/48	32,453,839	33,594,562
4.0000%, 1/1/49	106,182	112,659
		367,040,964
Ginnie Mae:
4.5000%, 8/20/48	20,962,000	21,842,194
Ginnie Mae I Pool:
4.0000%, 7/15/47	16,122,102	16,890,426
4.0000%, 8/15/47	3,161,468	3,312,133
4.0000%, 11/15/47	5,323,623	5,577,329
4.0000%, 12/15/47	6,934,389	7,264,859
		33,044,747
Ginnie Mae II Pool:
4.0000%, 8/20/47	659,269	691,532
4.0000%, 8/20/47	467,160	493,417
4.5000%, 5/20/48	3,139,084	3,308,903

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
4.5000%, 1/20/49	$25,323,301	$26,414,681
		30,908,533
Total Mortgage-Backed Securities (cost $1,054,368,210)		1,066,107,791
United States Treasury Notes/Bonds – 18.8%
2.1250%, 5/31/21	55,988,000	56,353,234
2.5000%, 1/31/24	10,246,000	10,577,794
2.3750%, 2/29/24	116,121,000	119,337,007
2.1250%, 3/31/24	9,380,000	9,532,059
2.0000%, 5/31/24	74,496,000	75,334,080
2.6250%, 3/31/25	39,000	40,702
2.8750%, 11/30/25	74,000	78,547
2.7500%, 2/15/28	146,000	155,154
2.8750%, 8/15/28	2,196,000	2,358,641
2.6250%, 2/15/29	110,038,300	115,974,350
2.3750%, 5/15/29	58,195,000	60,104,523
2.2500%, 8/15/46	36,000	33,965
2.7500%, 8/15/47	25,855,000	26,944,748
2.7500%, 11/15/47	16,728,000	17,435,019
3.0000%, 2/15/48	35,289,000	38,601,479
3.0000%, 8/15/48	17,830,000	19,525,243
3.3750%, 11/15/48	17,478,000	20,544,843
3.0000%, 2/15/49	40,659,000	44,591,488
2.8750%, 5/15/49	157,795,000	169,039,549
Total United States Treasury Notes/Bonds (cost $757,054,496)		786,562,425
Investment Companies – 3.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	16,551,888	16,551,888
Money Markets – 3.3%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	136,587,962	136,587,962
Total Investment Companies (cost $153,143,983)		153,139,850
Total Investments (total cost $4,137,269,774) – 102.1%		4,269,711,511
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(86,379,099)
Net Assets – 100%		$4,183,332,412

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,186,718,266	98.1%
United Kingdom	43,291,742	1.0
Belgium	17,512,529	0.4
Canada	16,980,102	0.4
Israel	5,208,872	0.1

Total	$4,269,711,511	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 3.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$151,796∆	$-	$-	$16,551,888
Money Markets - 3.3%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	3,043,748	10,946	(4,133)	136,587,962
Total Affiliated Investments - 3.7%	$3,195,544	$10,946	$(4,133)	$153,139,850

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 3.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	5,926,508	1,921,491,102	(1,910,865,722)	16,551,888
Money Markets - 3.3%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	479,228,454	4,903,293,522	(5,245,934,014)	136,587,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $653,080,605, which represents 15.6% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$347,280,745	$-
Bank Loans and Mezzanine Loans	-	18,778,364	-
Corporate Bonds	-	1,897,842,336	-
Mortgage-Backed Securities	-	1,066,107,791	-
United States Treasury Notes/Bonds	-	786,562,425	-
Investment Companies	-	153,139,850	-
Total Assets	$-	$4,269,711,511	$-

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$4,116,571,661
Affiliated investments, at value(3)	153,139,850
Cash	83,226
Non-interested Trustees' deferred compensation	105,615
Receivables:
Interest	30,402,594
Investments sold	23,794,633
Fund shares sold	3,829,665
Dividends from affiliates	243,674
Other assets	30,491
Total Assets	4,328,201,409
Liabilities:
Due to custodian	323,065
Collateral for securities loaned (Note 2)	16,551,888
Payables:	—
Investments purchased	118,107,383
Fund shares repurchased	5,803,621
Dividends	1,398,533
Advisory fees	1,394,966
Transfer agent fees and expenses	485,946
12b-1 Distribution and shareholder servicing fees	152,220
Professional fees	114,518
Non-interested Trustees' deferred compensation fees	105,615
Non-interested Trustees' fees and expenses	39,466
Affiliated fund administration fees payable	8,564
Custodian fees	7,306
Accrued expenses and other payables	375,906
Total Liabilities	144,868,997
Net Assets	$4,183,332,412

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,430,574,614
Total distributable earnings (loss)	(247,242,202)
Total Net Assets	$4,183,332,412
Net Assets - Class A Shares	$115,348,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,105,005
Net Asset Value Per Share(4)	$10.39
Maximum Offering Price Per Share(5)	$10.91
Net Assets - Class C Shares	$135,638,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,054,826
Net Asset Value Per Share(4)	$10.39
Net Assets - Class D Shares	$547,758,876
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,727,670
Net Asset Value Per Share	$10.39
Net Assets - Class I Shares	$2,007,131,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,127,394
Net Asset Value Per Share	$10.39
Net Assets - Class N Shares	$680,663,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,543,719
Net Asset Value Per Share	$10.38
Net Assets - Class R Shares	$27,579,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,654,249
Net Asset Value Per Share	$10.39
Net Assets - Class S Shares	$28,020,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,696,873
Net Asset Value Per Share	$10.39
Net Assets - Class T Shares	$641,190,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,727,577
Net Asset Value Per Share	$10.39

(1) Includes cost of $3,984,125,791.

(2) Includes $16,161,014 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $153,143,983.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$219,074,856
Dividends from affiliates	3,043,748
Affiliated securities lending income, net	151,796
Other income	1,817,296
Total Investment Income	224,087,696
Expenses:
Advisory fees	24,489,030
12b-1 Distribution and shareholder servicing fees:
Class A Shares	342,059
Class C Shares	1,527,806
Class R Shares	156,270
Class S Shares	76,122
Transfer agent administrative fees and expenses:
Class D Shares	644,791
Class R Shares	78,723
Class S Shares	76,178
Class T Shares	1,832,985
Transfer agent networking and omnibus fees:
Class A Shares	416,777
Class C Shares	119,883
Class I Shares	2,210,553
Other transfer agent fees and expenses:
Class A Shares	12,133
Class C Shares	13,883
Class D Shares	105,962
Class I Shares	131,361
Class N Shares	42,218
Class R Shares	1,119
Class S Shares	671
Class T Shares	10,419
Shareholder reports expense	516,685
Professional fees	170,586
Registration fees	167,376
Affiliated fund administration fees	140,871
Non-interested Trustees’ fees and expenses	133,786
Custodian fees	64,937
Other expenses	1,659,764
Total Expenses	35,142,948
Less: Excess Expense Reimbursement and Waivers	(180,767)
Net Expenses	34,962,181
Net Investment Income/(Loss)	189,125,515
Net Realized Gain/(Loss) on Investments:
Investments	(18,883,310)
Investments in affiliates	10,946
Total Net Realized Gain/(Loss) on Investments	(18,872,364)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	178,842,917
Investments in affiliates	(4,133)
Total Change in Unrealized Net Appreciation/Depreciation	178,838,784
Net Increase/(Decrease) in Net Assets Resulting from Operations	$349,091,935

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$189,125,515	$221,106,714
Net realized gain/(loss) on investments	(18,872,364)	(115,173,193)
Change in unrealized net appreciation/depreciation	178,838,784	(154,636,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations	349,091,935	(48,702,516)
Dividends and Distributions to Shareholders(1)
Class A Shares	(3,950,852)	N/A
Class C Shares	(3,534,958)	N/A
Class D Shares	(17,186,019)	N/A
Class I Shares	(105,899,301)	N/A
Class N Shares	(39,779,884)	N/A
Class R Shares	(817,557)	N/A
Class S Shares	(866,181)	N/A
Class T Shares	(22,784,053)	N/A
Total Dividends and Distributions to Shareholders	(194,818,805)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(5,706,943)
Class C Shares	N/A	(4,651,259)
Class D Shares	N/A	(16,990,932)
Class I Shares	N/A	(145,608,266)
Class N Shares	N/A	(30,015,311)
Class R Shares	N/A	(871,459)
Class S Shares	N/A	(1,020,755)
Class T Shares	N/A	(30,729,202)
Total Dividends from Net Investment Income	N/A	(235,594,127)
Return of Capital on Dividends from Net Investment Income(1)
Class A Shares	N/A	(108,375)
Class C Shares	N/A	(115,863)
Class D Shares	N/A	(286,110)
Class I Shares	N/A	(2,385,035)
Class N Shares	N/A	(472,514)
Class R Shares	N/A	(18,522)
Class S Shares	N/A	(19,705)
Class T Shares	N/A	(534,781)
Total Return of Capital on Dividends from Net Investment Income	N/A	(3,940,905)
Net Decrease from Dividends and Distributions to Shareholders	(194,818,805)	(239,535,032)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Capital Share Transactions:
Class A Shares	$(53,126,236)	$(197,529,621)
Class C Shares	(63,633,246)	(81,340,939)
Class D Shares	(32,938,141)	(39,261,458)
Class I Shares	(2,094,314,623)	(1,299,326,261)
Class N Shares	(703,160,814)	829,728,156
Class R Shares	(9,610,685)	(3,562,643)
Class S Shares	(9,280,717)	(10,611,471)
Class T Shares	(278,633,246)	(356,943,266)
Net Increase/(Decrease) from Capital Share Transactions	(3,244,697,708)	(1,158,847,503)
Net Increase/(Decrease) in Net Assets	(3,090,424,578)	(1,447,085,051)
Net Assets:
Beginning of period	7,273,756,990	8,720,842,041
End of period(2)	$4,183,332,412	$7,273,756,990

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(2,193,752) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.24	0.23	0.23	0.24
Net realized and unrealized gain/(loss)	0.37	(0.34)	(0.20)	0.18	(0.13)
Total from Investment Operations	0.65	(0.10)	0.03	0.41	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	—(2)	(0.27)	(0.26)	(0.27)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.26)	—	—	—
Total Dividends and Distributions	(0.29)	(0.26)	(0.27)	(0.26)	(0.27)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Total Return*	6.61%	(0.95)%	0.30%	3.97%	1.02%
Net Assets, End of Period (in thousands)	$115,349	$164,453	$369,125	$720,360	$785,362
Average Net Assets for the Period (in thousands)	$137,456	$227,344	$572,984	$728,366	$678,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.95%	0.84%	0.81%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.89%	0.84%	0.81%	0.79%
Ratio of Net Investment Income/(Loss)	2.78%	2.32%	2.15%	2.18%	2.25%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.18	0.16	0.16	0.16
Net realized and unrealized gain/(loss)	0.37	(0.34)	(0.20)	0.18	(0.13)
Total from Investment Operations	0.59	(0.16)	(0.04)	0.34	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—(2)	(0.20)	(0.19)	(0.19)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.20)	—	—	—
Total Dividends and Distributions	(0.23)	(0.20)	(0.20)	(0.19)	(0.19)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Total Return*	5.97%	(1.54)%	(0.38)%	3.27%	0.28%
Net Assets, End of Period (in thousands)	$135,639	$194,727	$284,311	$379,168	$349,070
Average Net Assets for the Period (in thousands)	$155,770	$242,549	$343,064	$358,131	$332,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.50%	1.52%	1.49%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.50%	1.52%	1.49%	1.53%
Ratio of Net Investment Income/(Loss)	2.17%	1.74%	1.51%	1.50%	1.52%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.47	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.27	0.26	0.25	0.26
Net realized and unrealized gain/(loss)	0.37	(0.33)	(0.20)	0.19	(0.14)
Total from Investment Operations	0.68	(0.06)	0.06	0.44	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	—(2)	(0.30)	(0.28)	(0.29)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.30)	—	—	—
Total Dividends and Distributions	(0.32)	(0.30)	(0.30)	(0.28)	(0.29)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.47
Total Return*	6.93%	(0.64)%	0.54%	4.28%	1.12%
Net Assets, End of Period (in thousands)	$547,759	$562,065	$622,426	$671,895	$643,371
Average Net Assets for the Period (in thousands)	$538,993	$599,185	$649,107	$644,053	$658,439
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.59%	0.60%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.59%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	3.09%	2.66%	2.44%	2.39%	2.46%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.28	0.26	0.25	0.26
Net realized and unrealized gain/(loss)	0.37	(0.33)	(0.20)	0.18	(0.13)
Total from Investment Operations	0.69	(0.05)	0.06	0.43	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	0.01	(0.30)	(0.28)	(0.29)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.32)	—	—	—
Total Dividends and Distributions	(0.33)	(0.31)	(0.30)	(0.28)	(0.29)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Total Return*	7.02%	(0.55)%	0.59%	4.22%	1.24%
Net Assets, End of Period (in thousands)	$2,007,132	$4,027,112	$5,490,323	$5,552,671	$5,971,814
Average Net Assets for the Period (in thousands)	$3,245,500	$4,996,045	$5,521,703	$5,344,122	$5,007,807
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.50%	0.55%	0.56%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.50%	0.55%	0.56%	0.57%
Ratio of Net Investment Income/(Loss)	3.17%	2.73%	2.50%	2.43%	2.46%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.02	$10.39	$10.62	$10.47	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.29	0.27	0.27	0.27
Net realized and unrealized gain/(loss)	0.37	(0.35)	(0.19)	0.18	(0.12)
Total from Investment Operations	0.70	(0.06)	0.08	0.45	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	0.01	(0.31)	(0.30)	(0.31)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.32)	—	—	—
Total Dividends and Distributions	(0.34)	(0.31)	(0.31)	(0.30)	(0.31)
Net Asset Value, End of Period	$10.38	$10.02	$10.39	$10.62	$10.47
Total Return*	7.10%	(0.59)%	0.79%	4.35%	1.37%
Net Assets, End of Period (in thousands)	$680,664	$1,354,610	$571,544	$613,840	$638,030
Average Net Assets for the Period (in thousands)	$1,190,558	$990,124	$581,190	$592,601	$467,431
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)	3.25%	2.90%	2.60%	2.55%	2.57%
Portfolio Turnover Rate	219%(2)	181%(2)	96%	99%	124%

Class R Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.21	0.19	0.19	0.19
Net realized and unrealized gain/(loss)	0.37	(0.34)	(0.20)	0.18	(0.12)
Total from Investment Operations	0.62	(0.13)	(0.01)	0.37	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	—(3)	(0.23)	(0.22)	(0.23)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.23)	—	—	—
Total Dividends and Distributions	(0.26)	(0.23)	(0.23)	(0.22)	(0.23)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Total Return*	6.30%	(1.23)%	(0.06)%	3.57%	0.61%
Net Assets, End of Period (in thousands)	$27,580	$36,235	$41,175	$49,255	$33,915
Average Net Assets for the Period (in thousands)	$31,616	$38,913	$44,888	$41,127	$28,705
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.19%	1.20%	1.20%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.19%	1.20%	1.20%	1.19%
Ratio of Net Investment Income/(Loss)	2.49%	2.07%	1.84%	1.81%	1.84%
Portfolio Turnover Rate	219%(2)	181%(2)	96%	99%	124%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.63	$10.48	$10.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.24	0.22	0.21	0.23
Net realized and unrealized gain/(loss)	0.37	(0.34)	(0.20)	0.18	(0.14)
Total from Investment Operations	0.64	(0.10)	0.02	0.39	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	—(2)	(0.26)	(0.24)	(0.25)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.26)	—	—	—
Total Dividends and Distributions	(0.28)	(0.26)	(0.26)	(0.24)	(0.25)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Total Return*	6.56%	(0.98)%	0.20%	3.83%	0.87%
Net Assets, End of Period (in thousands)	$28,020	$36,398	$48,347	$72,406	$68,701
Average Net Assets for the Period (in thousands)	$30,601	$41,035	$60,867	$71,575	$92,884
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.93%	0.94%	0.94%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.93%	0.94%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	2.73%	2.31%	2.08%	2.06%	2.18%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.03	$10.39	$10.62	$10.47	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.26	0.25	0.24	0.25
Net realized and unrealized gain/(loss)	0.37	(0.33)	(0.19)	0.18	(0.13)
Total from Investment Operations	0.67	(0.07)	0.06	0.42	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—(2)	(0.29)	(0.27)	(0.28)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.29)	—	—	—
Total Dividends and Distributions	(0.31)	(0.29)	(0.29)	(0.27)	(0.28)
Net Asset Value, End of Period	$10.39	$10.03	$10.39	$10.62	$10.47
Total Return*	6.84%	(0.72)%	0.55%	4.10%	1.12%
Net Assets, End of Period (in thousands)	$641,190	$898,156	$1,293,591	$1,574,950	$1,409,448
Average Net Assets for the Period (in thousands)	$736,901	$1,120,052	$1,476,151	$1,482,943	$1,300,050
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.69%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	3.00%	2.56%	2.35%	2.31%	2.35%
Portfolio Turnover Rate	219%(3)	181%(3)	96%	99%	124%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

28	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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Notes to Financial Statements

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date

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specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$16,161,014	$—	$(16,161,014)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower

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in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,161,014. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $16,551,888, resulting in the net amount due to the counterparty of $390,874.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

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Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.40% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

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Notes to Financial Statements

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $5,700.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $14 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $10,515.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $813,286,617 in sales, resulting in a net realized loss of $5,330,091. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	37

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,838,549	$ -	$(381,046,802)	$ -	$ -	$ (80,619)	$127,046,670

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(330,421,328)	$(50,625,474)	$ (381,046,802)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,142,664,841	$133,350,205	$ (6,303,535)	$ 127,046,670

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 194,818,805	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 235,594,127	$ -	$ 3,940,905	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 14,649,716	$ (14,649,716)

38	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,296,006	$ 53,146,486	6,079,663	$ 62,440,776
Reinvested dividends and distributions	233,907	2,348,266	317,459	3,261,682
Shares repurchased	(10,822,881)	(108,620,988)	(25,526,674)	(263,232,079)
Net Increase/(Decrease)	(5,292,968)	$ (53,126,236)	(19,129,552)	$ (197,529,621)
Class C Shares:
Shares sold	1,429,538	$ 14,341,654	1,623,881	$ 16,719,684
Reinvested dividends and distributions	283,715	2,850,174	379,546	3,893,135
Shares repurchased	(8,069,545)	(80,825,074)	(9,947,159)	(101,953,758)
Net Increase/(Decrease)	(6,356,292)	$ (63,633,246)	(7,943,732)	$ (81,340,939)
Class D Shares:
Shares sold	3,991,420	$ 40,093,869	5,638,379	$ 57,991,196
Reinvested dividends and distributions	1,608,943	16,175,651	1,587,179	16,260,668
Shares repurchased	(8,907,381)	(89,207,661)	(11,082,777)	(113,513,322)
Net Increase/(Decrease)	(3,307,018)	$ (32,938,141)	(3,857,219)	$ (39,261,458)
Class I Shares:
Shares sold	76,455,557	$ 765,063,326	161,687,953	$ 1,662,404,083
Reinvested dividends and distributions	9,197,923	92,204,860	12,844,040	131,857,857
Shares repurchased	(293,996,955)	(2,951,582,809)	(301,349,233)	(3,093,588,201)
Net Increase/(Decrease)	(208,343,475)	$(2,094,314,623)	(126,817,240)	$(1,299,326,261)
Class N Shares:
Shares sold	24,138,387	$ 241,516,295	112,350,706	$ 1,155,336,611
Reinvested dividends and distributions	3,685,535	36,915,936	2,872,813	29,203,269
Shares repurchased	(97,420,971)	(981,593,045)	(35,100,508)	(354,811,724)
Net Increase/(Decrease)	(69,597,049)	$ (703,160,814)	80,123,011	$ 829,728,156
Class R Shares:
Shares sold	937,693	$ 9,364,766	968,925	$ 9,960,255
Reinvested dividends and distributions	60,010	602,989	59,609	610,645
Shares repurchased	(1,955,510)	(19,578,440)	(1,378,064)	(14,133,543)
Net Increase/(Decrease)	(957,807)	$ (9,610,685)	(349,530)	$ (3,562,643)
Class S Shares:
Shares sold	764,223	$ 7,673,110	1,427,070	$ 14,598,728
Reinvested dividends and distributions	85,461	858,775	101,091	1,037,085
Shares repurchased	(1,780,984)	(17,812,602)	(2,551,427)	(26,247,284)
Net Increase/(Decrease)	(931,300)	$ (9,280,717)	(1,023,266)	$ (10,611,471)
Class T Shares:
Shares sold	7,566,131	$ 75,939,847	18,429,318	$ 189,287,722
Reinvested dividends and distributions	2,250,824	22,601,145	3,027,943	31,047,126
Shares repurchased	(37,643,776)	(377,174,238)	(56,399,572)	(577,278,114)
Net Increase/(Decrease)	(27,826,821)	$ (278,633,246)	(34,942,311)	$ (356,943,266)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,096,318,849	$6,772,339,160	$ 8,751,794,494	$ 8,923,064,405

Janus Investment Fund	39

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Flexible Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

42	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

44	JUNE 30, 2019

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	5/07-Present	Head of U.S. Fundamental Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93019 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 3.71% for the 12-month period ended June 30, 2019. This compares with a return of 5.85% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 6.16% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MARKET ENVIRONMENT

Riskier asset classes rose through the earlier part of the period, fueled in part by steady growth in the U.S., which remained a bright spot in developed markets. Yields on U.S. Treasuries climbed above 3% during the autumn as wage data caused some market participants to suspect inflation may see an uptick as the U.S. economic expansion continued. A different concern arose not long after as slowing global growth and trade tensions caused investors to question whether the economy could handle additional rate hikes by the Federal Reserve (Fed). Matters were not helped by the Fed’s seeming commitment to maintain its normalization program. This led risk assets to sell off, and in late December, Fed officials capitulated and lowered their forecast of future rate increases. For the remainder of the period, risk assets rallied, as did Treasuries, fueled by the expectation of lower policy rates.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 52% fixed income, 39% equity and 9% alternative. Weighing most on results were the Janus Henderson Diversified Alternatives Fund, Janus Henderson Overseas Fund and the Janus Henderson International Value Fund. Contributing most were the Janus Henderson Global Bond Fund, the Janus Henderson Flexible Bond Fund and the Janus Henderson Enterprise Fund.

OUTLOOK

Consistent with signals of the last several months, we see mild inflationary pressures emerging. Until April and May, our forward-looking, options-based measures had been showing no signs of inflation. But we are starting to see clues of a change of course with the options markets shifting their pricing from no inflation to some inflation. Currently, the attractiveness of inflation-sensitive assets sits at average levels, rather than the lower-than-average levels where they had mostly resided. So by no means are we suggesting an imminent breakout in inflation, but the steady move higher in the attractiveness of inflation-sensitive assets to normal levels is important to watch, particularly because we believe inflation is one of the most pronounced risks to financial assets, which have rallied sharply in response to a return of a more dovish stance by the Fed. Should inflation come out of hiding, the doves likely will be chased away by hawks.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2019

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	36.5%
Janus Henderson Diversified Alternatives Fund - Class N Shares	9.2
Janus Henderson Flexible Bond Fund - Class N Shares	8.3
Janus Henderson Short-Term Bond Fund - Class N Shares	5.7
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Overseas Fund - Class N Shares	4.9
Janus Henderson Large Cap Value Fund - Class N Shares	3.2
Janus Henderson International Managed Volatility Fund - Class N Shares	2.7
Janus Henderson International Value Fund - Class N Shares	2.7
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.5
Janus Henderson Global Research Fund - Class N Shares	2.4
Janus Henderson Enterprise Fund - Class N Shares	2.3
Janus Henderson Global Select Fund - Class N Shares	2.3
Janus Henderson Global Real Estate Fund - Class N Shares	2.0
Janus Henderson Triton Fund - Class N Shares	1.9
Janus Henderson Emerging Markets Fund - Class N Shares	1.8
Janus Henderson Small Cap Value Fund - Class N Shares	1.8
Janus Henderson Contrarian Fund - Class N Shares	1.6
Janus Henderson Mid Cap Value Fund - Class N Shares	1.1
Janus Henderson Forty Fund - Class N Shares	1.1
Janus Henderson Asia Equity Fund - Class N Shares	0.7

Asset Allocation - (% of Net Assets)
Fixed Income Funds	50.5%
Equity Funds	40.4%
Alternative Funds	9.2%
Other	(0.1)%
100.0%

2	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.47%	2.60%	6.43%	5.52%	1.14%	1.14%
Class A Shares at MOP	-2.50%	1.40%	5.80%	5.06%
Class C Shares at NAV	2.78%	2.03%	5.74%	4.82%	1.87%	1.87%
Class C Shares at CDSC	1.78%	2.03%	5.74%	4.82%
Class D Shares(1)	3.70%	2.82%	6.62%	5.73%	0.94%	0.94%
Class I Shares	3.71%	2.86%	6.55%	5.68%	0.89%	0.89%
Class S Shares	3.32%	2.44%	6.23%	5.31%	1.35%	1.31%
Class T Shares	3.51%	2.73%	6.55%	5.68%	1.05%	1.05%
Bloomberg Barclays Global Aggregate Bond Index	5.85%	1.20%	2.89%	3.78%
Global Conservative Allocation Index	6.16%	3.33%	5.93%	5.00%
Morningstar Quartile - Class T Shares	3rd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	272/474	248/381	178/250	71/206

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

4	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)††
Class A Shares	$1,000.00	$1,084.80	$2.53	$1,000.00	$1,022.35	$2.44	0.49%
Class C Shares	$1,000.00	$1,081.10	$6.12	$1,000.00	$1,018.86	$5.93	1.19%
Class D Shares	$1,000.00	$1,085.30	$1.40	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$1,085.40	$1.19	$1,000.00	$1,023.65	$1.15	0.23%
Class S Shares	$1,000.00	$1,083.60	$3.38	$1,000.00	$1,021.52	$3.28	0.66%
Class T Shares	$1,000.00	$1,084.60	$1.81	$1,000.00	$1,023.06	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2019

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 9.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,871,054	$18,336,330
Equity Funds – 40.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,040,479	10,779,358
Janus Henderson Asia Equity Fund - Class N Shares	121,967	1,306,269
Janus Henderson Contrarian Fund - Class N Shares	146,456	3,101,930
Janus Henderson Emerging Markets Fund - Class N Shares	381,527	3,620,694
Janus Henderson Enterprise Fund - Class N Shares	33,293	4,649,100
Janus Henderson Forty Fund - Class N Shares	57,565	2,177,675
Janus Henderson Global Real Estate Fund - Class N Shares	326,133	4,092,967
Janus Henderson Global Research Fund - Class N Shares	58,544	4,740,307
Janus Henderson Global Select Fund - Class N Shares	309,072	4,598,995
Janus Henderson International Managed Volatility Fund - Class N Shares	612,538	5,402,588
Janus Henderson International Value Fund - Class N Shares	537,045	5,375,819
Janus Henderson Large Cap Value Fund - Class N Shares	456,982	6,320,061
Janus Henderson Mid Cap Value Fund - Class N Shares	148,305	2,224,577
Janus Henderson Overseas Fund - Class N Shares	311,550	9,707,909
Janus Henderson Small Cap Value Fund - Class N Shares	167,097	3,585,905
Janus Henderson Triton Fund - Class N Shares	117,054	3,765,642
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	442,135	5,009,386
		80,459,182
Fixed Income Funds – 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	1,596,900	16,575,826
Janus Henderson Global Bond Fund - Class N Shares	7,573,391	72,780,288
Janus Henderson Short-Term Bond Fund - Class N Shares	3,787,160	11,399,350
		100,755,464
Total Investments (total cost $183,538,476) – 100.1%		199,550,976
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(102,561)
Net Assets – 100%		$199,448,415

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 9.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$137,586	$(174,967)	$(561,611)	$18,336,330
Equity Funds - 40.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	240,883	15,193	(106,128)	10,779,358
Janus Henderson Asia Equity Fund - Class N Shares	28,279	12,919	(132,608)	1,306,269
Janus Henderson Contrarian Fund - Class N Shares	110,114	2,401	173,891	3,101,930
Janus Henderson Emerging Markets Fund - Class N Shares	55,235	(17,086)	(119,565)	3,620,694
Janus Henderson Enterprise Fund - Class N Shares	14,349	144,106	312,212	4,649,100
Janus Henderson Forty Fund - Class N Shares	-	3,855	108,038	2,177,675
Janus Henderson Global Real Estate Fund - Class N Shares	143,158	53,353	204,573	4,092,967
Janus Henderson Global Research Fund - Class N Shares	44,431	199,075	(156,958)	4,740,307
Janus Henderson Global Select Fund - Class N Shares	89,240	57,630	(556,294)	4,598,995
Janus Henderson International Managed Volatility Fund - Class N Shares	102,432	111,150	(356,228)	5,402,588
Janus Henderson International Value Fund - Class N Shares	248,664	(4,640)	(560,617)	5,375,819
Janus Henderson Large Cap Value Fund - Class N Shares	203,622	(100,162)	(418,472)	6,320,061
Janus Henderson Mid Cap Value Fund - Class N Shares	35,206	(46,667)	(141,896)	2,224,577
Janus Henderson Overseas Fund - Class N Shares	123,236	103,888	(508,295)	9,707,909
Janus Henderson Small Cap Value Fund - Class N Shares	14,227	(37,143)	(209,448)	3,585,905
Janus Henderson Triton Fund - Class N Shares	53,836	230,680	(167,875)	3,765,642
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	92,933	357,058	(439,150)	5,009,386
Total Equity Funds	$1,599,845	$1,085,610	$(3,074,820)	$80,459,182
Fixed Income Funds - 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	559,964	(95,956)	682,869	16,575,826
Janus Henderson Global Bond Fund - Class N Shares	(438,952)(2)	(463,379)	3,747,232	72,780,288
Janus Henderson Short-Term Bond Fund - Class N Shares	306,897	(52,327)	210,085	11,399,350
Total Fixed Income Funds	$427,909	$(611,662)	$4,640,186	$100,755,464
Total Affiliated Investments - 100.0%	$2,165,340	$298,981	$1,003,755	$199,550,976

(1) For securities that were affiliated for a portion of the year ended June 30, 2019, this column reflects amounts for the entire year ended June 30, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 9.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,207,822	33,733	(370,501)	1,871,054
Equity Funds - 40.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,171,236	69,288	(200,045)	1,040,479
Janus Henderson Asia Equity Fund - Class N Shares	132,459	12,546	(23,038)	121,967
Janus Henderson Contrarian Fund - Class N Shares	159,653	14,503	(27,700)	146,456
Janus Henderson Emerging Markets Fund - Class N Shares	436,697	18,812	(73,982)	381,527
Janus Henderson Enterprise Fund - Class N Shares	37,127	2,539	(6,373)	33,293
Janus Henderson Forty Fund - Class N Shares	63,181	5,313	(10,929)	57,565
Janus Henderson Global Real Estate Fund - Class N Shares	367,139	21,530	(62,536)	326,133
Janus Henderson Global Research Fund - Class N Shares	64,922	4,792	(11,170)	58,544
Janus Henderson Global Select Fund - Class N Shares	313,136	52,333	(56,397)	309,072
Janus Henderson International Managed Volatility Fund - Class N Shares	694,990	35,804	(118,256)	612,538
Janus Henderson International Value Fund - Class N Shares	580,143	58,016	(101,114)	537,045
Janus Henderson Large Cap Value Fund - Class N Shares	451,091	88,187	(82,296)	456,982
Janus Henderson Mid Cap Value Fund - Class N Shares	151,758	23,736	(27,189)	148,305
Janus Henderson Overseas Fund - Class N Shares	364,827	7,716	(60,993)	311,550
Janus Henderson Small Cap Value Fund - Class N Shares	182,687	16,051	(31,641)	167,097
Janus Henderson Triton Fund - Class N Shares	129,474	9,886	(22,306)	117,054
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	482,800	43,010	(83,675)	442,135
Fixed Income Funds - 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	1,832,867	73,026	(308,993)	1,596,900
Janus Henderson Global Bond Fund - Class N Shares	8,826,050	227,281	(1,479,940)	7,573,391
Janus Henderson Short-Term Bond Fund - Class N Shares	4,382,622	141,649	(737,111)	3,787,160

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Alternative Funds	$18,336,330	$-	$-
Equity Funds	80,459,182	-	-
Fixed Income Funds	100,755,464	-	-
Total Assets	$199,550,976	$-	$-

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2019

Assets:
Affiliated investments, at value(1)	$199,550,976
Non-interested Trustees' deferred compensation	5,045
Receivables:
Dividends from affiliates	190,447
Investments sold	70,710
Fund shares sold	53,942
Due from adviser	9,936
Other assets	262
Total Assets	199,881,318
Liabilities:
Payables:	—
Investments purchased	190,447
Fund shares repurchased	95,070
Registration fees	43,895
Professional fees	35,020
Transfer agent fees and expenses	26,186
12b-1 Distribution and shareholder servicing fees	12,112
Advisory fees	8,144
Non-interested Trustees' deferred compensation fees	5,045
Non-interested Trustees' fees and expenses	1,385
Accrued expenses and other payables	15,599
Total Liabilities	432,903
Net Assets	$199,448,415
Net Assets Consist of:
Capital (par value and paid-in surplus)	$180,747,578
Total distributable earnings (loss)	18,700,837
Total Net Assets	$199,448,415
Net Assets - Class A Shares	$4,505,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359,537
Net Asset Value Per Share(2)	$12.53
Maximum Offering Price Per Share(3)	$13.29
Net Assets - Class C Shares	$13,391,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,092,410
Net Asset Value Per Share(2)	$12.26
Net Assets - Class D Shares	$159,467,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,667,111
Net Asset Value Per Share	$12.59
Net Assets - Class I Shares	$3,786,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	300,857
Net Asset Value Per Share	$12.58
Net Assets - Class S Shares	$765,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,465
Net Asset Value Per Share	$12.45
Net Assets - Class T Shares	$17,532,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,395,378
Net Asset Value Per Share	$12.56

(1) Includes cost of $183,538,476.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends from affiliates	$2,165,340
Total Investment Income	2,165,340
Expenses:
Advisory fees	103,464
12b-1 Distribution and shareholder servicing fees:
Class A Shares	10,931
Class C Shares	138,794
Class S Shares	2,146
Transfer agent administrative fees and expenses:
Class D Shares	196,003
Class S Shares	2,144
Class T Shares	48,972
Transfer agent networking and omnibus fees:
Class A Shares	3,321
Class C Shares	9,983
Class I Shares	3,426
Other transfer agent fees and expenses:
Class A Shares	416
Class C Shares	1,307
Class D Shares	24,202
Class I Shares	239
Class S Shares	37
Class T Shares	327
Registration fees	115,008
Professional fees	45,266
Shareholder reports expense	39,593
Non-interested Trustees’ fees and expenses	5,124
Other expenses	6,555
Total Expenses	757,258
Less: Excess Expense Reimbursement and Waivers	(31,652)
Net Expenses	725,606
Net Investment Income/(Loss)	1,439,734
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	298,981
Capital gain distributions from underlying funds	3,905,508
Total Net Realized Gain/(Loss) on Investments	4,204,489
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	1,003,755
Total Change in Unrealized Net Appreciation/Depreciation	1,003,755
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,647,978

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)(1)	$1,439,734	$3,274,747
Net realized gain/(loss) on investments(1)	4,204,489	6,097,121
Change in unrealized net appreciation/depreciation(1)	1,003,755	1,429,028
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,647,978	10,800,896
Dividends and Distributions to Shareholders(2)
Class A Shares	(162,163)	N/A
Class C Shares	(426,177)	N/A
Class D Shares	(6,066,748)	N/A
Class I Shares	(167,463)	N/A
Class S Shares	(33,042)	N/A
Class T Shares	(705,313)	N/A
Total Dividends and Distributions to Shareholders	(7,560,906)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(67,795)
Class C Shares	N/A	(145,184)
Class D Shares	N/A	(2,995,876)
Class I Shares	N/A	(94,058)
Class S Shares	N/A	(18,686)
Class T Shares	N/A	(378,355)
Total Dividends from Net Investment Income	N/A	(3,699,954)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(184,616)
Class C Shares	N/A	(681,540)
Class D Shares	N/A	(7,386,834)
Class I Shares	N/A	(223,759)
Class S Shares	N/A	(59,625)
Class T Shares	N/A	(980,095)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(9,516,469)
Net Decrease from Dividends and Distributions to Shareholders	(7,560,906)	(13,216,423)
Capital Share Transactions:
Class A Shares	100,602	(46,486)
Class C Shares	(2,194,777)	(911,656)
Class D Shares	(17,634,813)	626,997
Class I Shares	(1,782,892)	591,616
Class S Shares	(185,258)	(578,569)
Class T Shares	(5,634,283)	(526,394)
Net Increase/(Decrease) from Capital Share Transactions	(27,331,421)	(844,492)
Net Increase/(Decrease) in Net Assets	(28,244,349)	(3,260,019)
Net Assets:
Beginning of period	227,692,764	230,952,783
End of period(3)	$199,448,415	$227,692,764

(1) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. See Note 1 for further details.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $1,054,933 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.58	$12.73	$12.10	$12.83	$13.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.16(2)	0.10	0.15	0.38
Net realized and unrealized gain/(loss)	0.35	0.43(2)	0.62	(0.11)	(0.55)
Total from Investment Operations	0.40	0.59	0.72	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.20)	(0.05)	(0.12)	(0.40)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.45)	(0.74)	(0.09)	(0.77)	(0.62)
Net Asset Value, End of Period	$12.53	$12.58	$12.73	$12.10	$12.83
Total Return*	3.47%	4.55%	6.01%	0.41%	(1.25)%
Net Assets, End of Period (in thousands)	$4,505	$4,407	$4,507	$11,944	$12,648
Average Net Assets for the Period (in thousands)	$4,379	$4,494	$7,313	$11,826	$12,831
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.46%	0.47%	0.46%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.46%	0.47%	0.46%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(3)	0.43%	1.27%(4)	0.83%	1.27%	2.86%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.30	$12.47	$11.88	$12.64	$13.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.07(5)	0.03	0.09	0.32
Net realized and unrealized gain/(loss)	0.33	0.41(5)	0.62	(0.13)	(0.53)
Total from Investment Operations	0.31	0.48	0.65	(0.04)	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	—(6)	(0.11)	(0.02)	(0.07)	(0.32)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.35)	(0.65)	(0.06)	(0.72)	(0.54)
Net Asset Value, End of Period	$12.26	$12.30	$12.47	$11.88	$12.64
Total Return*	2.78%	3.81%	5.50%	(0.18)%	(1.58)%
Net Assets, End of Period (in thousands)	$13,392	$15,665	$16,752	$20,972	$20,866
Average Net Assets for the Period (in thousands)	$14,347	$16,576	$18,722	$20,085	$22,092
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.18%	1.14%	1.00%	0.97%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.18%	1.14%	1.00%	0.97%	0.86%
Ratio of Net Investment Income/(Loss)(3)	(0.13)%	0.58%(7)	0.22%	0.72%	2.48%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.32 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.10% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.18 and 0.30 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) Less than $0.005 on a per share basis.

(7) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.41% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.63	$12.77	$12.18	$12.91	$13.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.19(2)	0.11	0.18	0.41
Net realized and unrealized gain/(loss)	0.34	0.43(2)	0.63	(0.12)	(0.56)
Total from Investment Operations	0.43	0.62	0.74	0.06	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.22)	(0.11)	(0.14)	(0.42)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.47)	(0.76)	(0.15)	(0.79)	(0.64)
Net Asset Value, End of Period	$12.59	$12.63	$12.77	$12.18	$12.91
Total Return*	3.70%	4.78%	6.19%	0.61%	(1.03)%
Net Assets, End of Period (in thousands)	$159,468	$177,717	$178,971	$194,171	$217,150
Average Net Assets for the Period (in thousands)	$163,822	$182,877	$184,411	$199,014	$226,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.29%	0.27%	0.26%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.27%	0.27%	0.26%	0.27%	0.26%
Ratio of Net Investment Income/(Loss)(3)	0.76%	1.46%(4)	0.90%	1.45%	3.09%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.63	$12.77	$12.18	$12.91	$13.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.20(5)	0.10	0.19	0.35
Net realized and unrealized gain/(loss)	0.32	0.43(5)	0.65	(0.13)	(0.49)
Total from Investment Operations	0.43	0.63	0.75	0.06	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.23)	(0.12)	(0.14)	(0.44)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.48)	(0.77)	(0.16)	(0.79)	(0.66)
Net Asset Value, End of Period	$12.58	$12.63	$12.77	$12.18	$12.91
Total Return*	3.71%	4.85%	6.29%	0.64%	(1.02)%
Net Assets, End of Period (in thousands)	$3,786	$5,601	$5,078	$3,628	$4,266
Average Net Assets for the Period (in thousands)	$4,489	$5,375	$4,411	$3,582	$5,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.21%	0.22%	0.21%	0.20%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.21%	0.22%	0.21%	0.20%	0.19%
Ratio of Net Investment Income/(Loss)(3)	0.92%	1.54%(6)	0.82%	1.54%	2.64%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.30 and 0.32 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.29% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.31 and 0.32 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.37% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.51	$12.66	$12.07	$12.79	$13.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.16(2)	0.07	0.13	0.34
Net realized and unrealized gain/(loss)	0.29	0.40(2)	0.63	(0.12)	(0.53)
Total from Investment Operations	0.38	0.56	0.70	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.17)	(0.07)	(0.08)	(0.38)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.44)	(0.71)	(0.11)	(0.73)	(0.60)
Net Asset Value, End of Period	$12.45	$12.51	$12.66	$12.07	$12.79
Total Return*	3.32%	4.35%	5.84%	0.24%	(1.37)%
Net Assets, End of Period (in thousands)	$765	$960	$1,541	$1,579	$2,499
Average Net Assets for the Period (in thousands)	$860	$1,266	$1,573	$2,044	$2,123
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.56%	0.68%	0.61%	0.62%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.56%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)(3)	0.76%	1.28%(4)	0.58%	1.04%	2.61%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.61	$12.75	$12.15	$12.89	$13.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.18(5)	0.11	0.18	0.39
Net realized and unrealized gain/(loss)	0.31	0.43(5)	0.63	(0.13)	(0.55)
Total from Investment Operations	0.41	0.61	0.74	0.05	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.21)	(0.10)	(0.14)	(0.42)
Distributions (from capital gains)	(0.35)	(0.54)	(0.04)	(0.65)	(0.22)
Total Dividends and Distributions	(0.46)	(0.75)	(0.14)	(0.79)	(0.64)
Net Asset Value, End of Period	$12.56	$12.61	$12.75	$12.15	$12.89
Total Return*	3.51%	4.71%	6.21%	0.51%	(1.13)%
Net Assets, End of Period (in thousands)	$17,532	$23,342	$24,104	$29,425	$32,667
Average Net Assets for the Period (in thousands)	$19,653	$23,661	$26,862	$30,113	$30,449
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.39%	0.38%	0.36%	0.37%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.37%	0.35%	0.33%	0.27%	0.36%
Ratio of Net Investment Income/(Loss)(3)	0.78%	1.41%(6)	0.91%	1.46%	2.91%
Portfolio Turnover Rate	5%	14%	25%	5%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.29 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.11% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.29 and 0.32 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.24% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

16	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Revision of Previously Reported Financial Information

During the current reporting period, management identified an error whereby a return of capital adjustment from an underlying fund investment was not reclassified within the Statement of Operations for the year ended June 30, 2018. As a result of the mischaracterization, net investment income was overstated by $1,932,853, offset by an understatement of net realized gain on investments of $100,212 and an understatement of change in unrealized net appreciation of $1,832,641 for the year ended June 30, 2018. The ratio of net investment income within the Financial Highlights was also overstated by 0.83% for all share classes. There was no impact to net assets, total return or distributions declared and paid to shareholders. We believe that the error is not material to the Fund for the period impacted and have elected to revise our previously issued financial statements. The periods presented herein are based on revised financial results.

The following table presents the effect of the aforementioned revisions on the Statements of Changes in Net Assets for the year ended June 30, 2018:

For the year ended, June 30, 2018
	As Reported	Adjustments	As Revised
Net investment income/(loss)	$ 5,207,600	$ (1,932,853)	$ 3,274,747
Net realized gain/(loss) on investments	$ 5,996,909	$ 100,212	$ 6,097,121
Change in unrealized net appreciation/depreciation	$ (403,613)	$ 1,832,641	$ 1,429,028

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

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Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

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Notes to Financial Statements

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $3,592.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $973.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 627,777	$ 3,614,263	$ -	$ -	$ -	$ (3,892)	$ 14,462,689

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

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Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 185,088,287	$15,556,046	$ (1,093,357)	$ 14,462,689

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,491,614	$ 5,069,292	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,797,427	$ 9,418,996	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 109,095	$ (70,225)	$ (38,870)

Capital has been adjusted by $266,832, including $196,608 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	66,255	$ 807,903	60,641	$ 790,088
Reinvested dividends and distributions	13,214	152,225	18,731	236,765
Shares repurchased	(70,299)	(859,526)	(83,105)	(1,073,339)
Net Increase/(Decrease)	9,170	$ 100,602	(3,733)	$ (46,486)
Class C Shares:
Shares sold	131,916	$ 1,578,667	131,552	$ 1,661,420
Reinvested dividends and distributions	34,732	392,819	60,917	755,374
Shares repurchased	(347,482)	(4,166,263)	(262,743)	(3,328,450)
Net Increase/(Decrease)	(180,834)	$ (2,194,777)	(70,274)	$ (911,656)
Class D Shares:
Shares sold	692,977	$ 8,511,763	1,248,567	$16,221,454
Reinvested dividends and distributions	520,071	6,012,024	808,285	10,249,049
Shares repurchased	(2,616,452)	(32,158,600)	(1,997,589)	(25,843,506)
Net Increase/(Decrease)	(1,403,404)	$(17,634,813)	59,263	$ 626,997
Class I Shares:
Shares sold	64,769	$ 802,586	123,889	$ 1,599,425
Reinvested dividends and distributions	14,460	167,009	22,067	279,594
Shares repurchased	(221,939)	(2,752,487)	(99,977)	(1,287,403)
Net Increase/(Decrease)	(142,710)	$ (1,782,892)	45,979	$ 591,616
Class S Shares:
Shares sold	10,544	$ 127,674	18,513	$ 238,285
Reinvested dividends and distributions	2,883	33,042	6,225	78,311
Shares repurchased	(28,741)	(345,974)	(69,748)	(895,165)
Net Increase/(Decrease)	(15,314)	$ (185,258)	(45,010)	$ (578,569)
Class T Shares:
Shares sold	327,999	$ 4,011,514	404,956	$ 5,222,453
Reinvested dividends and distributions	60,326	696,156	104,995	1,329,238
Shares repurchased	(843,409)	(10,341,953)	(550,187)	(7,078,085)
Net Increase/(Decrease)	(455,084)	$ (5,634,283)	(40,236)	$ (526,394)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 9,881,290	$ 37,671,031	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Conservative:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$5,265,900
Foreign Taxes Paid	$65,350
Foreign Source Income	$295,486
Dividends Received Deduction Percentage	22%
Qualified Dividend Income Percentage	45%

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	47

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	9/14-Present	Head of Global Asset Allocation of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93020 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 3.80% for the 12-month period ended June 30, 2019. This compares with a return of 5.74% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of 6.00% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Riskier asset classes rose through the earlier part of the period, fueled in part by steady growth in the U.S., which remained a bright spot in developed markets. Yields on U.S. Treasuries climbed above 3% during the autumn as wage data caused some market participants to suspect inflation may see an uptick as the U.S. economic expansion continued. A different concern arose not long after as slowing global growth and trade tensions caused investors to question whether the economy could handle additional rate hikes by the Federal Reserve (Fed). Matters were not helped by the Fed’s seeming commitment to maintain its normalization program. This led risk assets to sell off, and in late December, Fed officials capitulated and lowered their forecast of future rate increases. For the remainder of the period, risk assets rallied, as did Treasuries, fueled by the expectation of lower policy rates.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 11% fixed income, 80% equity and 9% alternative. Weighing most on results were the Janus Henderson Diversified Alternatives Fund, Janus Henderson Overseas Fund and the Janus Henderson International Value Fund. Contributing most to performance were the Janus Henderson Enterprise Fund, the Janus Henderson Large Cap Value Fund and the Janus Henderson Global Bond Fund.

OUTLOOK

Consistent with signals of the last several months, we see mild inflationary pressures emerging. Until April and May, our forward-looking, options-based measures had been showing no signs of inflation. But we are starting to see clues of a change of course with the options markets shifting their pricing from no inflation to some inflation. Currently, the attractiveness of inflation-sensitive assets sits at average levels, rather than the lower-than-average levels where they had mostly resided. So by no means are we suggesting an imminent breakout in inflation, but the steady move higher in the attractiveness of inflation-sensitive assets to normal levels is important to watch, particularly because we believe inflation is one of the most pronounced risks to financial assets, which have rallied sharply in response to a return of a more dovish stance by the Fed. Should inflation come out of hiding, the doves likely will be chased away by hawks.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2019

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	10.7%
Janus Henderson Overseas Fund - Class N Shares	10.6
Janus Henderson Diversified Alternatives Fund - Class N Shares	8.0
Janus Henderson Large Cap Value Fund - Class N Shares	6.9
Janus Henderson International Value Fund - Class N Shares	5.9
Janus Henderson International Managed Volatility Fund - Class N Shares	5.9
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5.5
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Global Research Fund - Class N Shares	5.2
Janus Henderson Global Select Fund - Class N Shares	5.0
Janus Henderson Enterprise Fund - Class N Shares	4.9
Janus Henderson Global Real Estate Fund - Class N Shares	4.5
Janus Henderson Triton Fund - Class N Shares	4.1
Janus Henderson Emerging Markets Fund - Class N Shares	4.0
Janus Henderson Small Cap Value Fund - Class N Shares	3.8
Janus Henderson Contrarian Fund - Class N Shares	3.4
Janus Henderson Mid Cap Value Fund - Class N Shares	2.5
Janus Henderson Forty Fund - Class N Shares	2.3
Janus Henderson Asia Equity Fund - Class N Shares	1.5

Asset Allocation - (% of Net Assets)
Equity Funds	81.3%
Fixed Income Funds	10.7%
Alternative Funds	8.0%
Other	(0.0)%
100.0%

2	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.57%	4.11%	8.37%	6.20%	1.18%	1.18%
Class A Shares at MOP	-2.38%	2.89%	7.73%	5.73%
Class C Shares at NAV	2.83%	3.46%	7.62%	5.44%	1.94%	1.94%
Class C Shares at CDSC	1.85%	3.46%	7.62%	5.44%
Class D Shares(1)	3.77%	4.29%	8.56%	6.38%	0.99%	0.99%
Class I Shares	3.80%	4.37%	8.49%	6.33%	0.92%	0.92%
Class S Shares	3.41%	3.94%	8.19%	6.00%	1.37%	1.36%
Class T Shares	3.69%	4.24%	8.49%	6.33%	1.09%	1.09%
MSCI All Country World Index	5.74%	6.16%	10.15%	6.16%
Global Growth Allocation Index	6.00%	5.27%	8.79%	5.86%
Morningstar Quartile - Class T Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	255/474	56/381	38/250	35/206

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

4	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)††
Class A Shares	$1,000.00	$1,133.10	$2.54	$1,000.00	$1,022.41	$2.41	0.48%
Class C Shares	$1,000.00	$1,128.80	$6.40	$1,000.00	$1,018.73	$6.06	1.21%
Class D Shares	$1,000.00	$1,134.50	$1.53	$1,000.00	$1,023.36	$1.45	0.29%
Class I Shares	$1,000.00	$1,134.60	$1.22	$1,000.00	$1,023.65	$1.15	0.23%
Class S Shares	$1,000.00	$1,132.20	$3.42	$1,000.00	$1,021.55	$3.24	0.65%
Class T Shares	$1,000.00	$1,133.80	$1.85	$1,000.00	$1,023.06	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2019

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.0%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,057,993	$20,168,327
Equity Funds – 81.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,285,944	13,322,378
Janus Henderson Asia Equity Fund - Class N Shares	344,161	3,685,968
Janus Henderson Contrarian Fund - Class N Shares	403,778	8,552,024
Janus Henderson Emerging Markets Fund - Class N Shares	1,061,377	10,072,465
Janus Henderson Enterprise Fund - Class N Shares	88,742	12,391,900
Janus Henderson Forty Fund - Class N Shares	150,231	5,683,248
Janus Henderson Global Real Estate Fund - Class N Shares	895,524	11,238,820
Janus Henderson Global Research Fund - Class N Shares	161,135	13,047,123
Janus Henderson Global Select Fund - Class N Shares	846,461	12,595,334
Janus Henderson International Managed Volatility Fund - Class N Shares	1,676,836	14,789,690
Janus Henderson International Value Fund - Class N Shares	1,487,039	14,885,256
Janus Henderson Large Cap Value Fund - Class N Shares	1,241,834	17,174,558
Janus Henderson Mid Cap Value Fund - Class N Shares	416,209	6,243,140
Janus Henderson Overseas Fund - Class N Shares	850,876	26,513,297
Janus Henderson Small Cap Value Fund - Class N Shares	447,266	9,598,330
Janus Henderson Triton Fund - Class N Shares	315,791	10,159,001
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,211,548	13,726,840
		203,679,372
Fixed Income Funds – 10.7%
Janus Henderson Global Bond Fund - Class N Shares	2,797,336	26,882,396
Total Investments (total cost $211,126,148) – 100.0%		250,730,095
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(107,333)
Net Assets – 100%		$250,622,762

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 8.0%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$145,961	$(120,671)	$(663,225)	$20,168,327
Equity Funds - 81.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	287,427	(93,581)	(3,400)	13,322,378
Janus Henderson Asia Equity - Class N Shares	77,146	(13,513)	(305,154)	3,685,968
Janus Henderson Contrarian Fund - Class N Shares	293,504	(3,652)	488,208	8,552,024
Janus Henderson Emerging Markets Fund - Class N Shares	148,569	(110,907)	(242,053)	10,072,465
Janus Henderson Enterprise Fund - Class N Shares	36,977	169,538	1,044,336	12,391,900
Janus Henderson Forty Fund - Class N Shares	-	(49,601)	341,860	5,683,248
Janus Henderson Global Real Estate Fund- Class N Shares	382,683	43,235	673,358	11,238,820
Janus Henderson Global Research Fund- Class N Shares	118,235	105,857	30,049	13,047,123
Janus Henderson Global Select Fund- Class N Shares	236,281	22,495	(1,332,442)	12,595,334
Janus Henderson International Managed Volatility Fund - Class N Shares	270,713	(36,739)	(593,141)	14,789,690
Janus Henderson International Value Fund - Class N Shares	664,816	(95,641)	(1,409,942)	14,885,256
Janus Henderson Large Cap Value Fund - Class N Shares	534,346	(179,361)	(1,172,827)	17,174,558
Janus Henderson Mid Cap Value Fund - Class N Shares	95,405	(84,948)	(419,226)	6,243,140
Janus Henderson Overseas Fund - Class N Shares	325,549	(302,107)	(719,558)	26,513,297
Janus Henderson Small Cap Value Fund - Class N Shares	36,770	(82,092)	(545,239)	9,598,330
Janus Henderson Triton Fund - Class N Shares	140,423	75,896	109,813	10,159,001
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	245,878	106,472	(293,400)	13,726,840
Total Equity Funds	$3,894,722	$(528,649)	$(4,348,758)	$203,679,372
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	(130,548)(2)	(86,511)	1,281,536	26,882,396
Total Affiliated Investments - 100.0%	$3,910,135	$(735,831)	$(3,730,447)	$250,730,095

(1) For securities that were affiliated for a portion of the year ended June 30, 2019, this column reflects amounts for the entire year ended June 30, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 8.0%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,265,734	84,048	(291,789)	2,057,993
Equity Funds - 81.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,351,894	112,227	(178,177)	1,285,944
Janus Henderson Asia Equity Fund - Class N Shares	349,022	42,052	(46,913)	344,161
Janus Henderson Contrarian Fund - Class N Shares	411,025	47,870	(55,117)	403,778
Janus Henderson Emerging Markets Fund - Class N Shares	1,134,498	75,216	(148,337)	1,061,377
Janus Henderson Enterprise Fund - Class N Shares	92,405	8,581	(12,244)	88,742
Janus Henderson Forty Fund - Class N Shares	153,968	16,842	(20,579)	150,231
Janus Henderson Global Real Estate Fund - Class N Shares	941,483	77,840	(123,799)	895,524
Janus Henderson Global Research Fund - Class N Shares	166,866	16,447	(22,178)	161,135
Janus Henderson Global Select Fund - Class N Shares	800,742	157,401	(111,682)	846,461
Janus Henderson International Managed Volatility Fund - Class N Shares	1,776,800	133,282	(233,246)	1,676,836
Janus Henderson International Value Fund - Class N Shares	1,500,367	188,646	(201,974)	1,487,039
Janus Henderson Large Cap Value Fund - Class N Shares	1,145,120	258,371	(161,657)	1,241,834
Janus Henderson Mid Cap Value Fund - Class N Shares	397,814	73,484	(55,089)	416,209
Janus Henderson Overseas Fund - Class N Shares	930,879	40,282	(120,285)	850,876
Janus Henderson Small Cap Value Fund - Class N Shares	456,733	51,625	(61,092)	447,266
Janus Henderson Triton Fund - Class N Shares	326,178	33,023	(43,410)	315,791
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,235,719	141,227	(165,398)	1,211,548
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	3,044,878	146,581	(394,123)	2,797,336

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Alternative Funds	$20,168,327	$-	$-
Equity Funds	203,679,372	-	-
Fixed Income Funds	26,882,396	-	-
Total Assets	$250,730,095	$-	$-

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2019

Assets:
Affiliated investments, at value(1)	$250,730,095
Non-interested Trustees' deferred compensation	6,358
Receivables:
Investments sold	793,023
Dividends from affiliates	97,343
Fund shares sold	46,714
Due from adviser	11,928
Other assets	324
Total Assets	251,685,785
Liabilities:
Payables:	—
Fund shares repurchased	806,063
Investments purchased	97,015
Registration fees	43,694
Transfer agent fees and expenses	35,634
Professional fees	35,118
Advisory fees	10,229
12b-1 Distribution and shareholder servicing fees	6,803
Non-interested Trustees' deferred compensation fees	6,358
Non-interested Trustees' fees and expenses	1,662
Accrued expenses and other payables	20,447
Total Liabilities	1,063,023
Net Assets	$250,622,762
Net Assets Consist of:
Capital (par value and paid-in surplus)	$205,171,718
Total distributable earnings (loss)	45,451,044
Total Net Assets	$250,622,762
Net Assets - Class A Shares	$4,845,393
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	344,883
Net Asset Value Per Share(2)	$14.05
Maximum Offering Price Per Share(3)	$14.91
Net Assets - Class C Shares	$6,586,273
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	478,792
Net Asset Value Per Share(2)	$13.76
Net Assets - Class D Shares	$205,432,960
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,502,061
Net Asset Value Per Share	$14.17
Net Assets - Class I Shares	$14,977,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,057,791
Net Asset Value Per Share	$14.16
Net Assets - Class S Shares	$2,157,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154,568
Net Asset Value Per Share	$13.96
Net Assets - Class T Shares	$16,623,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,175,225
Net Asset Value Per Share	$14.14

(1) Includes cost of $211,126,148.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends from affiliates	$3,910,135
Total Investment Income	3,910,135
Expenses:
Advisory fees	125,796
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,377
Class C Shares	66,919
Class S Shares	6,110
Transfer agent administrative fees and expenses:
Class D Shares	245,843
Class S Shares	6,100
Class T Shares	44,171
Transfer agent networking and omnibus fees:
Class A Shares	3,687
Class C Shares	6,564
Class I Shares	13,663
Other transfer agent fees and expenses:
Class A Shares	450
Class C Shares	657
Class D Shares	46,096
Class I Shares	807
Class S Shares	84
Class T Shares	395
Registration fees	116,545
Shareholder reports expense	68,550
Professional fees	45,823
Non-interested Trustees’ fees and expenses	6,412
Other expenses	6,905
Total Expenses	822,954
Less: Excess Expense Reimbursement and Waivers	(28,049)
Net Expenses	794,905
Net Investment Income/(Loss)	3,115,230
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(735,831)
Capital gain distributions from underlying funds	9,845,704
Total Net Realized Gain/(Loss) on Investments	9,109,873
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(3,730,447)
Total Change in Unrealized Net Appreciation/Depreciation	(3,730,447)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,494,656

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)(1)	$3,115,230	$4,384,611
Net realized gain/(loss) on investments(1)	9,109,873	8,936,885
Change in unrealized net appreciation/depreciation(1)	(3,730,447)	8,145,927
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,494,656	21,467,423
Dividends and Distributions to Shareholders(2)
Class A Shares	(216,186)	N/A
Class C Shares	(293,578)	N/A
Class D Shares	(9,580,752)	N/A
Class I Shares	(713,109)	N/A
Class S Shares	(114,440)	N/A
Class T Shares	(815,797)	N/A
Total Dividends and Distributions to Shareholders	(11,733,862)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(80,498)
Class C Shares	N/A	(66,079)
Class D Shares	N/A	(4,382,912)
Class I Shares	N/A	(170,579)
Class S Shares	N/A	(43,921)
Class T Shares	N/A	(354,487)
Total Dividends from Net Investment Income	N/A	(5,098,476)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(186,434)
Class C Shares	N/A	(216,639)
Class D Shares	N/A	(9,239,877)
Class I Shares	N/A	(342,149)
Class S Shares	N/A	(111,023)
Class T Shares	N/A	(769,740)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(10,865,862)
Net Decrease from Dividends and Distributions to Shareholders	(11,733,862)	(15,964,338)
Capital Share Transactions:
Class A Shares	244,652	400,950
Class C Shares	(459,888)	2,633,572
Class D Shares	(12,075,258)	998,775
Class I Shares	1,117,045	8,206,238
Class S Shares	159,724	(588,638)
Class T Shares	(2,141,487)	220,702
Net Increase/(Decrease) from Capital Share Transactions	(13,155,212)	11,871,599
Net Increase/(Decrease) in Net Assets	(16,394,418)	17,374,684
Net Assets:
Beginning of period	267,017,180	249,642,496
End of period(3)	$250,622,762	$267,017,180

(1) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. See Note 1 for further details.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $(74,388) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.28	$13.98	$12.71	$14.44	$15.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.22(2)	0.16	0.14	0.33
Net realized and unrealized gain/(loss)	0.27	0.98(2)	1.42	(0.59)	(0.42)
Total from Investment Operations	0.42	1.20	1.58	(0.45)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.16)	(0.13)	(0.29)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.65)	(0.90)	(0.31)	(1.28)	(0.75)
Net Asset Value, End of Period	$14.05	$14.28	$13.98	$12.71	$14.44
Total Return*	3.57%	8.58%	12.68%	(3.07)%	(0.48)%
Net Assets, End of Period (in thousands)	$4,845	$4,637	$4,151	$5,421	$4,279
Average Net Assets for the Period (in thousands)	$4,564	$4,446	$5,171	$4,273	$4,341
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.46%	0.46%	0.44%	0.45%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.46%	0.46%	0.44%	0.45%	0.44%
Ratio of Net Investment Income/(Loss)(3)	1.07%	1.53%(4)	1.23%	1.05%	2.25%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.00	$13.74	$12.49	$14.19	$15.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.10(5)	0.06	0.10	0.22
Net realized and unrealized gain/(loss)	0.27	0.98(5)	1.40	(0.58)	(0.41)
Total from Investment Operations	0.32	1.08	1.46	(0.48)	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.19)	(0.06)	(0.07)	(0.19)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.56)	(0.82)	(0.21)	(1.22)	(0.65)
Net Asset Value, End of Period	$13.76	$14.00	$13.74	$12.49	$14.19
Total Return*	2.83%	7.84%	11.94%	(3.36)%	(1.18)%
Net Assets, End of Period (in thousands)	$6,586	$7,166	$4,486	$4,907	$5,639
Average Net Assets for the Period (in thousands)	$6,878	$5,467	$4,679	$5,296	$5,594
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.20%	1.14%	1.07%	0.75%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.20%	1.14%	1.07%	0.75%	1.23%
Ratio of Net Investment Income/(Loss)(3)	0.38%	0.69%(6)	0.48%	0.79%	1.52%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.95 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.75% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.13 and 0.95 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 0.91% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.39	$14.08	$12.80	$14.53	$15.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.25(2)	0.16	0.16	0.36
Net realized and unrealized gain/(loss)	0.27	0.99(2)	1.44	(0.59)	(0.42)
Total from Investment Operations	0.45	1.24	1.60	(0.43)	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.30)	(0.17)	(0.15)	(0.31)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.67)	(0.93)	(0.32)	(1.30)	(0.77)
Net Asset Value, End of Period	$14.17	$14.39	$14.08	$12.80	$14.53
Total Return*	3.77%	8.79%	12.81%	(2.89)%	(0.24)%
Net Assets, End of Period (in thousands)	$205,433	$219,870	$213,929	$205,275	$230,323
Average Net Assets for the Period (in thousands)	$205,469	$222,712	$206,525	$211,703	$239,451
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.29%	0.27%	0.28%	0.29%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.28%	0.27%	0.28%	0.29%	0.28%
Ratio of Net Investment Income/(Loss)(3)	1.27%	1.71%(4)	1.22%	1.24%	2.43%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.39	$14.08	$12.80	$14.54	$15.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.21(5)	0.16	0.19	0.36
Net realized and unrealized gain/(loss)	0.26	1.04(5)	1.45	(0.61)	(0.40)
Total from Investment Operations	0.45	1.25	1.61	(0.42)	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.31)	(0.18)	(0.17)	(0.33)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.68)	(0.94)	(0.33)	(1.32)	(0.79)
Net Asset Value, End of Period	$14.16	$14.39	$14.08	$12.80	$14.54
Total Return*	3.80%	8.90%	12.89%	(2.88)%	(0.18)%
Net Assets, End of Period (in thousands)	$14,977	$14,180	$6,052	$4,413	$6,527
Average Net Assets for the Period (in thousands)	$15,240	$9,393	$4,925	$5,441	$6,226
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.22%	0.20%	0.20%	0.22%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.22%	0.20%	0.20%	0.22%	0.21%
Ratio of Net Investment Income/(Loss)(3)	1.33%	1.44%(6)	1.22%	1.43%	2.42%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.96 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.93% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.24 and 1.01 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.66% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.20	$13.91	$12.64	$14.37	$15.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.22(2)	0.12	0.09	0.34
Net realized and unrealized gain/(loss)	0.26	0.95(2)	1.42	(0.55)	(0.45)
Total from Investment Operations	0.39	1.17	1.54	(0.46)	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.25)	(0.12)	(0.12)	(0.27)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.63)	(0.88)	(0.27)	(1.27)	(0.73)
Net Asset Value, End of Period	$13.96	$14.20	$13.91	$12.64	$14.37
Total Return*	3.41%	8.38%	12.44%	(3.20)%	(0.62)%
Net Assets, End of Period (in thousands)	$2,157	$2,034	$2,533	$2,355	$2,083
Average Net Assets for the Period (in thousands)	$2,446	$2,398	$2,488	$2,736	$2,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.61%	0.65%	0.61%	0.63%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.61%	0.64%	0.61%	0.63%	0.62%
Ratio of Net Investment Income/(Loss)(3)	0.96%	1.53%(4)	0.90%	0.73%	2.29%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.37	$14.06	$12.78	$14.51	$15.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.24(5)	0.16	0.17	0.34
Net realized and unrealized gain/(loss)	0.26	0.99(5)	1.43	(0.60)	(0.41)
Total from Investment Operations	0.43	1.23	1.59	(0.43)	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.29)	(0.16)	(0.15)	(0.31)
Distributions (from capital gains)	(0.48)	(0.63)	(0.15)	(1.15)	(0.46)
Total Dividends and Distributions	(0.66)	(0.92)	(0.31)	(1.30)	(0.77)
Net Asset Value, End of Period	$14.14	$14.37	$14.06	$12.78	$14.51
Total Return*	3.61%	8.74%	12.77%	(2.94)%	(0.36)%
Net Assets, End of Period (in thousands)	$16,624	$19,131	$18,491	$17,505	$23,231
Average Net Assets for the Period (in thousands)	$17,721	$18,582	$17,409	$19,056	$19,670
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.38%	0.37%	0.36%	0.37%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.36%	0.34%	0.33%	0.30%	0.37%
Ratio of Net Investment Income/(Loss)(3)	1.20%	1.63%(6)	1.17%	1.25%	2.29%
Portfolio Turnover Rate	9%	12%	35%	6%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.92 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.75% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.96 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.85% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

16	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Revision of Previously Reported Financial Information

During the current reporting period, management identified an error whereby a return of capital adjustment from an underlying fund investment was not reclassified within the Statement of Operations for the year ended June 30, 2018. As a result of the mischaracterization, net investment income was overstated by $590,571, offset by an understatement of net realized gain on investments of $27,174 and an understatement of change in unrealized net appreciation of $563,397 for the year ended June 30, 2018. The ratio of net investment income within the Financial Highlights was also overstated by 0.22% for all share classes. There was no impact to net assets, total return or distributions declared and paid to shareholders. We believe that the error is not material to the Fund for the period impacted and have elected to revise our previously issued financial statements. The periods presented herein are based on revised financial results.

The following table presents the effect of the aforementioned revisions on the Statements of Changes in Net Assets for the year ended June 30, 2018:

For the year ended, June 30, 2018
	As Reported	Adjustments	As Revised
Net investment income/(loss)	$ 4,975,182	$ (590,571)	$ 4,384,611
Net realized gain/(loss) on investments	$ 8,909,711	$ 27,174	$ 8,936,885
Change in unrealized net appreciation/depreciation	$ 7,582,530	$ 563,397	$ 8,145,927

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

18	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

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Notes to Financial Statements

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,307.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,660.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 8,593,000	$ -	$ -	$ -	$ (5,277)	$ 36,863,321

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 213,866,774	$38,124,730	$ (1,261,409)	$ 36,863,321

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,115,996	$ 8,617,866	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,145,488	$ 10,818,850	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 407,120	$ 166,417	$ (573,537)

Capital has been adjusted by $547,160, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	56,449	$ 767,410	77,428	$ 1,130,462
Reinvested dividends and distributions	17,170	211,882	18,348	261,091
Shares repurchased	(53,455)	(734,640)	(68,019)	(990,603)
Net Increase/(Decrease)	20,164	$ 244,652	27,757	$ 400,950
Class C Shares:
Shares sold	99,606	$ 1,321,305	242,155	$ 3,442,545
Reinvested dividends and distributions	23,732	287,871	19,512	272,971
Shares repurchased	(156,374)	(2,069,064)	(76,308)	(1,081,944)
Net Increase/(Decrease)	(33,036)	$ (459,888)	185,359	$ 2,633,572
Class D Shares:
Shares sold	551,476	$ 7,617,171	789,959	$11,554,733
Reinvested dividends and distributions	763,411	9,489,204	942,789	13,500,735
Shares repurchased	(2,094,267)	(29,181,633)	(1,645,937)	(24,056,693)
Net Increase/(Decrease)	(779,380)	$(12,075,258)	86,811	$ 998,775
Class I Shares:
Shares sold	793,078	$ 11,221,288	675,097	$ 9,957,619
Reinvested dividends and distributions	57,416	713,109	35,208	503,829
Shares repurchased	(778,249)	(10,817,352)	(154,505)	(2,255,210)
Net Increase/(Decrease)	72,245	$ 1,117,045	555,800	$ 8,206,238
Class S Shares:
Shares sold	52,862	$ 741,199	11,574	$ 166,432
Reinvested dividends and distributions	9,327	114,440	10,942	154,944
Shares repurchased	(50,876)	(695,915)	(61,439)	(910,014)
Net Increase/(Decrease)	11,313	$ 159,724	(38,923)	$ (588,638)
Class T Shares:
Shares sold	454,167	$ 6,391,038	498,813	$ 7,267,930
Reinvested dividends and distributions	64,570	801,963	75,522	1,079,957
Shares repurchased	(675,052)	(9,334,488)	(557,800)	(8,127,185)
Net Increase/(Decrease)	(156,315)	$ (2,141,487)	16,535	$ 220,702

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$22,494,538	$ 33,869,867	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

26	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$9,165,026
Foreign Taxes Paid	$173,999
Foreign Source Income	$786,660
Dividends Received Deduction Percentage	39%
Qualified Dividend Income Percentage	85%

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

50	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	9/14-Present	Head of Global Asset Allocation of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Growth	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

52	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93021 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 3.53% for the 12-month period ended June 30, 2019. This compares with a return of 5.74% for its primary benchmark, the MSCI All Country World IndexSM, and a 6.14% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Riskier asset classes rose through the earlier part of the period, fueled in part by steady growth in the U.S., which remained a bright spot in developed markets. Yields on U.S. Treasuries climbed above 3% during the autumn as wage data caused some market participants to suspect inflation may see an uptick as the U.S. economic expansion continued. A different concern arose not long after as slowing global growth and trade tensions caused investors to question whether the economy could handle additional rate hikes by the Federal Reserve (Fed). Matters were not helped by the Fed’s seeming commitment to maintain its normalization program. This led risk assets to sell off, and in late December, Fed officials capitulated and lowered their forecast of future rate increases. For the remainder of the period, risk assets rallied, as did Treasuries, fueled by the expectation of lower policy rates.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson, Intech and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 32% fixed income, 57% equity and 11% alternative. Weighing most on results were the Janus Henderson Diversified Alternatives Fund, Janus Henderson Overseas Fund and the Janus Henderson International Value Fund. Contributing most were the Janus Henderson Global Bond Fund, the Janus Henderson Enterprise Fund and the Janus Henderson Large Cap Value Fund.

OUTLOOK

Consistent with signals of the last several months, we see mild inflationary pressures emerging. Until April and May, our forward-looking, options-based measures had been showing no signs of inflation. But we are starting to see clues of a change of course with the options markets shifting their pricing from no inflation to some inflation. Currently, the attractiveness of inflation-sensitive assets sits at average levels, rather than the lower-than-average levels where they had mostly resided. So by no means are we suggesting an imminent breakout in inflation, but the steady move higher in the attractiveness of inflation-sensitive assets to normal levels is important to watch, particularly because we believe inflation is one of the most pronounced risks to financial assets, which have rallied sharply in response to a return of a more dovish stance by the Fed. Should inflation come out of hiding, the doves likely will be chased away by hawks.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2019

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	27.6%
Janus Henderson Diversified Alternatives Fund - Class N Shares	10.3
Janus Henderson Overseas Fund - Class N Shares	7.6
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson Large Cap Value Fund - Class N Shares	4.9
Janus Henderson International Value Fund - Class N Shares	4.2
Janus Henderson International Managed Volatility Fund - Class N Shares	4.2
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.9
Janus Henderson Global Research Fund - Class N Shares	3.7
Janus Henderson Global Select Fund - Class N Shares	3.6
Janus Henderson Enterprise Fund - Class N Shares	3.5
Janus Henderson Global Real Estate Fund - Class N Shares	3.2
Janus Henderson Triton Fund - Class N Shares	2.9
Janus Henderson Short-Term Bond Fund - Class N Shares	2.8
Janus Henderson Emerging Markets Fund - Class N Shares	2.8
Janus Henderson Small Cap Value Fund - Class N Shares	2.7
Janus Henderson Contrarian Fund - Class N Shares	2.4
Janus Henderson Mid Cap Value Fund - Class N Shares	1.7
Janus Henderson Forty Fund - Class N Shares	1.6
Janus Henderson Asia Equity Fund - Class N Shares	1.0

Asset Allocation - (% of Net Assets)
Equity Funds	59.3%
Fixed Income Funds	30.4%
Alternative Funds	10.3%
Other	(0.0)%
100.0%

2	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.32%	3.31%	7.41%	5.94%	1.17%	1.16%
Class A Shares at MOP	-2.64%	2.10%	6.78%	5.48%
Class C Shares at NAV	2.57%	2.66%	6.67%	5.20%	1.92%	1.92%
Class C Shares at CDSC	1.59%	2.66%	6.67%	5.20%
Class D Shares(1)	3.44%	3.50%	7.59%	6.13%	0.98%	0.97%
Class I Shares	3.53%	3.55%	7.51%	6.08%	0.92%	0.91%
Class S Shares	3.14%	3.15%	7.21%	5.72%	1.35%	1.33%
Class T Shares	3.38%	3.43%	7.51%	6.08%	1.08%	1.08%
MSCI All Country World Index	5.74%	6.16%	10.15%	6.16%
Global Moderate Allocation Index	6.14%	4.32%	7.39%	5.47%
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	287/474	172/381	98/250	46/206

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

4	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,105.40	$2.30	$1,000.00	$1,022.61	$2.21	0.44%
Class C Shares	$1,000.00	$1,101.50	$6.00	$1,000.00	$1,019.03	$5.76	1.15%
Class D Shares	$1,000.00	$1,105.60	$1.36	$1,000.00	$1,023.51	$1.30	0.26%
Class I Shares	$1,000.00	$1,106.70	$1.20	$1,000.00	$1,023.65	$1.15	0.23%
Class S Shares	$1,000.00	$1,104.50	$3.34	$1,000.00	$1,021.62	$3.21	0.64%
Class T Shares	$1,000.00	$1,106.00	$1.62	$1,000.00	$1,023.26	$1.56	0.31%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2019

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 10.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,506,646	$24,565,129
Equity Funds – 59.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,230,767	12,750,747
Janus Henderson Asia Equity Fund - Class N Shares	226,600	2,426,881
Janus Henderson Contrarian Fund - Class N Shares	266,489	5,644,228
Janus Henderson Emerging Markets Fund - Class N Shares	699,527	6,638,508
Janus Henderson Enterprise Fund - Class N Shares	60,076	8,389,053
Janus Henderson Forty Fund - Class N Shares	98,376	3,721,557
Janus Henderson Global Real Estate Fund - Class N Shares	599,970	7,529,626
Janus Henderson Global Research Fund - Class N Shares	106,979	8,662,110
Janus Henderson Global Select Fund - Class N Shares	572,013	8,511,546
Janus Henderson International Managed Volatility Fund - Class N Shares	1,138,797	10,044,189
Janus Henderson International Value Fund - Class N Shares	1,007,533	10,085,401
Janus Henderson Large Cap Value Fund - Class N Shares	846,730	11,710,282
Janus Henderson Mid Cap Value Fund - Class N Shares	270,983	4,064,750
Janus Henderson Overseas Fund - Class N Shares	573,663	17,875,327
Janus Henderson Small Cap Value Fund - Class N Shares	296,472	6,362,284
Janus Henderson Triton Fund - Class N Shares	216,018	6,949,287
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	818,410	9,272,590
		140,638,366
Fixed Income Funds – 30.4%
Janus Henderson Global Bond Fund - Class N Shares	6,814,972	65,491,882
Janus Henderson Short-Term Bond Fund - Class N Shares	2,239,801	6,741,800
		72,233,682
Total Investments (total cost $209,277,593) – 100.0%		237,437,177
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(107,590)
Net Assets – 100%		$237,329,587

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 10.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$179,676	$(160,134)	$(790,561)	$24,565,129
Equity Funds - 59.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	277,812	(19,751)	(65,051)	12,750,747
Janus Henderson Asia Equity Fund - Class N Shares	51,280	5,412	(213,255)	2,426,881
Janus Henderson Contrarian Fund - Class N Shares	195,581	4,231	325,128	5,644,228
Janus Henderson Emerging Markets Fund - Class N Shares	98,858	(50,766)	(177,900)	6,638,508
Janus Henderson Enterprise Fund - Class N Shares	25,273	190,993	639,354	8,389,053
Janus Henderson Forty Fund - Class N Shares	-	(41,922)	238,978	3,721,557
Janus Henderson Global Real Estate Fund - Class N Shares	257,899	79,064	408,754	7,529,626
Janus Henderson Global Research Fund - Class N Shares	79,253	128,672	(32,510)	8,662,110
Janus Henderson Global Select Fund - Class N Shares	161,205	72,711	(957,030)	8,511,546
Janus Henderson International Managed Volatility Fund - Class N Shares	185,670	2,296	(426,652)	10,044,189
Janus Henderson International Value Fund - Class N Shares	454,832	(14,195)	(1,003,329)	10,085,401
Janus Henderson Large Cap Value Fund - Class N Shares	367,810	(131,655)	(784,200)	11,710,282
Janus Henderson Mid Cap Value Fund - Class N Shares	62,713	(60,130)	(264,862)	4,064,750
Janus Henderson Overseas Fund - Class N Shares	221,606	79,234	(744,731)	17,875,327
Janus Henderson Small Cap Value Fund - Class N Shares	24,613	(49,314)	(361,473)	6,362,284
Janus Henderson Triton Fund - Class N Shares	96,985	155,757	(21,075)	6,949,287
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	167,719	375,763	(504,744)	9,272,590
Total Equity Funds	$2,729,109	$726,400	$(3,944,598)	$140,638,366
Fixed Income Funds - 30.4%
Janus Henderson Global Bond Fund - Class N Shares	(345,708)(2)	(207,078)	3,175,154	65,491,882
Janus Henderson Short-Term Bond Fund - Class N Shares	177,829	(18,055)	110,432	6,741,800
Total Fixed Income Funds	$(167,879)	$(225,133)	$3,285,586	$72,233,682
Total Affiliated Investments - 100.0%	$2,740,906	$341,133	$(1,449,573)	$237,437,177

(1) For securities that were affiliated for a portion of the year ended June 30, 2019, this column reflects amounts for the entire year ended June 30, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 100.0%
Alternative Funds - 10.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,803,372	43,966	(340,692)	2,506,646
Equity Funds - 59.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,313,377	80,190	(162,800)	1,230,767
Janus Henderson Asia Equity Fund - Class N Shares	233,272	22,839	(29,511)	226,600
Janus Henderson Contrarian Fund - Class N Shares	275,397	25,856	(34,764)	266,489
Janus Henderson Emerging Markets Fund - Class N Shares	759,051	33,741	(93,265)	699,527
Janus Henderson Enterprise Fund - Class N Shares	63,506	4,486	(7,916)	60,076
Janus Henderson Forty Fund - Class N Shares	102,359	8,896	(12,879)	98,376
Janus Henderson Global Real Estate Fund - Class N Shares	640,287	38,812	(79,129)	599,970
Janus Henderson Global Research Fund - Class N Shares	112,463	8,577	(14,061)	106,979
Janus Henderson Global Select Fund - Class N Shares	549,318	94,949	(72,254)	572,013
Janus Henderson International Managed Volatility Fund - Class N Shares	1,224,860	65,104	(151,167)	1,138,797
Janus Henderson International Value Fund - Class N Shares	1,031,716	106,565	(130,748)	1,007,533
Janus Henderson Large Cap Value Fund - Class N Shares	792,268	160,052	(105,590)	846,730
Janus Henderson Mid Cap Value Fund - Class N Shares	262,832	42,475	(34,324)	270,983
Janus Henderson Overseas Fund - Class N Shares	637,123	13,866	(77,326)	573,663
Janus Henderson Small Cap Value Fund - Class N Shares	307,284	27,883	(38,695)	296,472
Janus Henderson Triton Fund - Class N Shares	226,518	17,868	(28,368)	216,018
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	847,229	77,930	(106,749)	818,410
Fixed Income Funds - 30.4%
Janus Henderson Global Bond Fund - Class N Shares	7,528,969	199,455	(913,452)	6,814,972
Janus Henderson Short-Term Bond Fund - Class N Shares	2,457,405	81,906	(299,510)	2,239,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Alternative Funds	$24,565,129	$-	$-
Equity Funds	140,638,366	-	-
Fixed Income Funds	72,233,682	-	-
Total Assets	$237,437,177	$-	$-

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2019

Assets:
Affiliated investments, at value(1)	$237,437,177
Non-interested Trustees' deferred compensation	6,003
Receivables:
Dividends from affiliates	145,296
Investments sold	51,467
Due from adviser	13,544
Fund shares sold	11,429
Other assets	301
Total Assets	237,665,217
Liabilities:
Payables:	—
Investments purchased	145,285
Registration fees	43,215
Fund shares repurchased	35,786
Professional fees	35,187
Transfer agent fees and expenses	32,440
Advisory fees	9,650
12b-1 Distribution and shareholder servicing fees	7,511
Non-interested Trustees' deferred compensation fees	6,003
Printing fees	3,163
Non-interested Trustees' fees and expenses	1,608
Accrued expenses and other payables	15,782
Total Liabilities	335,630
Net Assets	$237,329,587
Net Assets Consist of:
Capital (par value and paid-in surplus)	$204,483,798
Total distributable earnings (loss)	32,845,789
Total Net Assets	$237,329,587
Net Assets - Class A Shares	$9,528,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	738,834
Net Asset Value Per Share(2)	$12.90
Maximum Offering Price Per Share(3)	$13.69
Net Assets - Class C Shares	$6,211,039
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	488,962
Net Asset Value Per Share(2)	$12.70
Net Assets - Class D Shares	$196,873,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,166,206
Net Asset Value Per Share	$12.98
Net Assets - Class I Shares	$5,533,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	426,712
Net Asset Value Per Share	$12.97
Net Assets - Class S Shares	$2,217,316
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,402
Net Asset Value Per Share	$12.79
Net Assets - Class T Shares	$16,965,636
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,310,676
Net Asset Value Per Share	$12.94

(1) Includes cost of $209,277,593.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends from affiliates	$2,740,906
Total Investment Income	2,740,906
Expenses:
Advisory fees	120,348
12b-1 Distribution and shareholder servicing fees:
Class A Shares	24,680
Class C Shares	62,028
Class S Shares	6,187
Transfer agent administrative fees and expenses:
Class D Shares	238,535
Class S Shares	6,187
Class T Shares	42,644
Transfer agent networking and omnibus fees:
Class A Shares	6,803
Class C Shares	5,141
Class I Shares	5,639
Other transfer agent fees and expenses:
Class A Shares	903
Class C Shares	599
Class D Shares	36,296
Class I Shares	327
Class S Shares	59
Class T Shares	339
Registration fees	115,591
Shareholder reports expense	54,985
Professional fees	45,637
Non-interested Trustees’ fees and expenses	6,009
Other expenses	6,727
Total Expenses	785,664
Less: Excess Expense Reimbursement and Waivers	(66,207)
Net Expenses	719,457
Net Investment Income/(Loss)	2,021,449
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	341,133
Capital gain distributions from underlying funds	6,789,670
Total Net Realized Gain/(Loss) on Investments	7,130,803
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(1,449,573)
Total Change in Unrealized Net Appreciation/Depreciation	(1,449,573)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,702,679

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)(1)	$2,021,449	$3,983,566
Net realized gain/(loss) on investments(1)	7,130,803	8,625,991
Change in unrealized net appreciation/depreciation(1)	(1,449,573)	4,350,014
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,702,679	16,959,571
Dividends and Distributions to Shareholders(2)
Class A Shares	(399,784)	N/A
Class C Shares	(227,468)	N/A
Class D Shares	(8,696,406)	N/A
Class I Shares	(274,396)	N/A
Class S Shares	(103,457)	N/A
Class T Shares	(758,051)	N/A
Total Dividends and Distributions to Shareholders	(10,459,562)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(162,401)
Class C Shares	N/A	(72,289)
Class D Shares	N/A	(3,762,515)
Class I Shares	N/A	(84,132)
Class S Shares	N/A	(36,717)
Class T Shares	N/A	(305,938)
Total Dividends from Net Investment Income	N/A	(4,423,992)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(539,306)
Class C Shares	N/A	(420,903)
Class D Shares	N/A	(11,134,497)
Class I Shares	N/A	(239,981)
Class S Shares	N/A	(137,474)
Class T Shares	N/A	(940,943)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(13,413,104)
Net Decrease from Dividends and Distributions to Shareholders	(10,459,562)	(17,837,096)
Capital Share Transactions:
Class A Shares	(528,231)	(515,255)
Class C Shares	(1,051,742)	(678,710)
Class D Shares	(13,592,425)	940,547
Class I Shares	(1,174,275)	2,458,274
Class S Shares	(451,111)	(120,905)
Class T Shares	(526,093)	(1,018,552)
Net Increase/(Decrease) from Capital Share Transactions	(17,323,877)	1,065,399
Net Increase/(Decrease) in Net Assets	(20,080,760)	187,874
Net Assets:
Beginning of period	257,410,347	257,222,473
End of period(3)	$237,329,587	$257,410,347

(1) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. See Note 1 for further details.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $589,137 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.07	$13.14	$12.20	$13.49	$14.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.18(2)	0.12	0.14	0.37
Net realized and unrealized gain/(loss)	0.28	0.67(2)	1.01	(0.35)	(0.50)
Total from Investment Operations	0.37	0.85	1.13	(0.21)	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.21)	(0.11)	(0.13)	(0.34)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.54)	(0.92)	(0.19)	(1.08)	(0.67)
Net Asset Value, End of Period	$12.90	$13.07	$13.14	$12.20	$13.49
Total Return*	3.32%	6.53%	9.47%	(1.45)%	(0.87)%
Net Assets, End of Period (in thousands)	$9,529	$10,021	$10,563	$13,911	$14,913
Average Net Assets for the Period (in thousands)	$9,899	$10,557	$12,118	$13,573	$13,942
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.45%	0.46%	0.44%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.45%	0.46%	0.44%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)(3)	0.68%	1.34%(4)	0.93%	1.13%	2.71%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.86	$12.95	$12.02	$13.29	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.10(5)	0.03	0.10	0.24
Net realized and unrealized gain/(loss)	0.27	0.64(5)	1.01	(0.35)	(0.47)
Total from Investment Operations	0.28	0.74	1.04	(0.25)	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	—(6)	(0.12)	(0.03)	(0.07)	(0.23)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.44)	(0.83)	(0.11)	(1.02)	(0.56)
Net Asset Value, End of Period	$12.70	$12.86	$12.95	$12.02	$13.29
Total Return*	2.57%	5.74%	8.77%	(1.77)%	(1.58)%
Net Assets, End of Period (in thousands)	$6,211	$7,341	$8,036	$9,432	$11,648
Average Net Assets for the Period (in thousands)	$6,648	$8,036	$8,504	$10,518	$11,146
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.14%	1.13%	1.10%	0.77%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.14%	1.13%	1.10%	0.77%	1.20%
Ratio of Net Investment Income/(Loss)(3)	0.08%	0.73%(7)	0.25%	0.78%	1.76%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.25 and 0.60 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.89% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.17 and 0.57 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) Less than $0.005 on a per share basis.

(7) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.28% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.16	$13.22	$12.28	$13.57	$14.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.21(2)	0.14	0.16	0.38
Net realized and unrealized gain/(loss)	0.28	0.68(2)	1.02	(0.35)	(0.49)
Total from Investment Operations	0.39	0.89	1.16	(0.19)	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.24)	(0.14)	(0.15)	(0.35)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.57)	(0.95)	(0.22)	(1.10)	(0.68)
Net Asset Value, End of Period	$12.98	$13.16	$13.22	$12.28	$13.57
Total Return*	3.44%	6.77%	9.67%	(1.26)%	(0.71)%
Net Assets, End of Period (in thousands)	$196,873	$212,763	$212,552	$222,254	$251,092
Average Net Assets for the Period (in thousands)	$199,360	$218,363	$214,793	$229,378	$264,375
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.29%	0.27%	0.26%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(3)	0.88%	1.56%(4)	1.09%	1.28%	2.75%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.15	$13.22	$12.28	$13.57	$14.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.20(5)	0.15	0.17	0.40
Net realized and unrealized gain/(loss)	0.29	0.69(5)	1.02	(0.35)	(0.50)
Total from Investment Operations	0.40	0.89	1.17	(0.18)	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.25)	(0.15)	(0.16)	(0.36)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.58)	(0.96)	(0.23)	(1.11)	(0.69)
Net Asset Value, End of Period	$12.97	$13.15	$13.22	$12.28	$13.57
Total Return*	3.53%	6.77%	9.73%	(1.20)%	(0.65)%
Net Assets, End of Period (in thousands)	$5,533	$6,856	$4,457	$3,740	$4,684
Average Net Assets for the Period (in thousands)	$5,905	$5,072	$4,244	$4,214	$5,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.22%	0.21%	0.21%	0.22%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.22%	0.20%	0.21%	0.22%	0.20%
Ratio of Net Investment Income/(Loss)(3)	0.85%	1.50%(6)	1.19%	1.36%	2.86%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.61 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.11% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.27 and 0.62 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.05% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.97	$13.05	$12.12	$13.40	$14.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.16(2)	0.09	0.11	0.32
Net realized and unrealized gain/(loss)	0.29	0.66(2)	1.02	(0.34)	(0.47)
Total from Investment Operations	0.35	0.82	1.11	(0.23)	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.19)	(0.10)	(0.10)	(0.31)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.53)	(0.90)	(0.18)	(1.05)	(0.64)
Net Asset Value, End of Period	$12.79	$12.97	$13.05	$12.12	$13.40
Total Return*	3.14%	6.31%	9.30%	(1.57)%	(1.03)%
Net Assets, End of Period (in thousands)	$2,217	$2,695	$2,821	$2,574	$3,234
Average Net Assets for the Period (in thousands)	$2,482	$2,722	$2,702	$2,927	$3,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.60%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.60%	0.62%	0.60%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)(3)	0.51%	1.17%(4)	0.72%	0.88%	2.31%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.12	$13.19	$12.25	$13.53	$14.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.21(5)	0.13	0.16	0.37
Net realized and unrealized gain/(loss)	0.28	0.66(5)	1.02	(0.34)	(0.49)
Total from Investment Operations	0.38	0.87	1.15	(0.18)	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.23)	(0.13)	(0.15)	(0.35)
Distributions (from capital gains)	(0.44)	(0.71)	(0.08)	(0.95)	(0.33)
Total Dividends and Distributions	(0.56)	(0.94)	(0.21)	(1.10)	(0.68)
Net Asset Value, End of Period	$12.94	$13.12	$13.19	$12.25	$13.53
Total Return*	3.38%	6.64%	9.60%	(1.23)%	(0.80)%
Net Assets, End of Period (in thousands)	$16,966	$17,735	$18,793	$20,446	$25,197
Average Net Assets for the Period (in thousands)	$17,106	$18,214	$19,231	$22,603	$24,674
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.38%	0.37%	0.36%	0.36%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.34%	0.33%	0.32%	0.27%	0.36%
Ratio of Net Investment Income/(Loss)(3)	0.79%	1.50%(6)	1.03%	1.27%	2.69%
Portfolio Turnover Rate	6%	14%	32%	5%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.23 and 0.59 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 1.72% for Ratio of Net investment income/loss.  See Note 1 for further details.

(5) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported amounts of 0.28 and 0.59 per share for Net investment income/loss and Net realized and unrealized gain/loss, respectively.  See Note 1 for further details.

(6) The amount previously reported in the Fund’s 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Fund’s 2018 Annual Report, the Fund reported 2.05% for Ratio of Net investment income/loss.  See Note 1 for further details.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

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Notes to Financial Statements

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Revision of Previously Reported Financial Information

During the current reporting period, management identified an error whereby a return of capital adjustment from an underlying fund investment was not reclassified within the Statement of Operations for the year ended June 30, 2018. As a result of the mischaracterization, net investment income was overstated by $1,450,453, offset by an understatement of net realized gain on investments of $59,337, and an understatement of change in unrealized net appreciation of $1,391,116 for the year ended June 30, 2018. The ratio of net investment income within the Financial Highlights was also overstated by 0.55% for all share classes. There was no impact to net assets, total return or distributions declared and paid to shareholders. We believe that the error is not material to the Fund for the period impacted and have elected to revise our previously issued financial statements. The periods presented herein are based on revised financial results.

The following table presents the effect of the aforementioned revisions on the Statements of Changes in Net Assets for the year ended June 30, 2018:

For the year ended, June 30, 2018
	As Reported	Adjustments	As Revised
Net investment income/(loss)	$ 5,434,019	$ (1,450,453)	$ 3,983,566
Net realized gain/(loss) on investments	$ 8,566,654	$ 59,337	$ 8,625,991
Change in unrealized net appreciation/depreciation	$ 2,958,898	$ 1,391,116	$ 4,350,014

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

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Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

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Notes to Financial Statements

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,617.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $201.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 235,056	$ 6,399,461	$ -	$ -	$ -	$ (4,754)	$ 26,216,026

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 211,221,151	$27,631,510	$ (1,415,484)	$ 26,216,026

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,674,085	$ 7,785,477	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,529,836	$ 13,307,260	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 225,060	$ (76,117)	$ (148,943)

Capital has been adjusted by $345,416, including $269,299 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	253,700	$ 3,007,465	72,342	$ 972,433
Reinvested dividends and distributions	26,535	308,602	41,639	544,632
Shares repurchased	(307,928)	(3,844,298)	(151,075)	(2,032,320)
Net Increase/(Decrease)	(27,693)	$ (528,231)	(37,094)	$ (515,255)
Class C Shares:
Shares sold	80,571	$ 995,967	52,451	$ 690,300
Reinvested dividends and distributions	18,629	214,042	36,028	465,118
Shares repurchased	(180,893)	(2,261,751)	(138,542)	(1,834,128)
Net Increase/(Decrease)	(81,693)	$ (1,051,742)	(50,063)	$ (678,710)
Class D Shares:
Shares sold	551,467	$ 6,976,569	997,012	$13,450,795
Reinvested dividends and distributions	734,746	8,589,180	1,121,836	14,752,146
Shares repurchased	(2,291,160)	(29,158,174)	(2,023,302)	(27,262,394)
Net Increase/(Decrease)	(1,004,947)	$(13,592,425)	95,546	$ 940,547
Class I Shares:
Shares sold	76,178	$ 967,927	254,685	$ 3,416,448
Reinvested dividends and distributions	23,419	273,536	23,119	303,785
Shares repurchased	(194,186)	(2,415,738)	(93,728)	(1,261,959)
Net Increase/(Decrease)	(94,589)	$ (1,174,275)	184,076	$ 2,458,274
Class S Shares:
Shares sold	14,062	$ 175,376	15,425	$ 205,482
Reinvested dividends and distributions	8,965	103,457	13,410	174,191
Shares repurchased	(57,413)	(729,944)	(37,307)	(500,578)
Net Increase/(Decrease)	(34,386)	$ (451,111)	(8,472)	$ (120,905)
Class T Shares:
Shares sold	364,391	$ 4,655,072	415,917	$ 5,585,145
Reinvested dividends and distributions	63,338	738,525	90,579	1,188,390
Shares repurchased	(468,580)	(5,919,690)	(579,684)	(7,792,087)
Net Increase/(Decrease)	(40,851)	$ (526,093)	(73,188)	$ (1,018,552)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,343,888	$ 30,820,196	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

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Notes to Financial Statements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund – Moderate:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

26	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

28	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

30	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

32	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$8,054,776
Foreign Taxes Paid	$118,196
Foreign Source Income	$533,853
Dividends Received Deduction Percentage	34%
Qualified Dividend Income Percentage	71%

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

46	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	47

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

48	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

50	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	9/14-Present	Head of Global Asset Allocation of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

52	JUNE 30, 2019

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93022 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Global Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Andrew Mulliner co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2019, Janus Henderson Global Bond Fund’s Class I Shares returned 4.24% compared with 5.85% for the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

MARKET ENVIRONMENT

Global bonds were positive for the period. Corporate credit outperformed government debt, but both performed well. Both the Federal Reserve (Fed) and Bank of England raised benchmark rates early in the period. Treasury yields climbed and most other developed market rates followed, while positive corporate earnings and a moderation in supply supported performance in corporate credit. Mid-period, slowing economic growth in Europe and China and weakening U.S. data shook investor confidence, and government bonds began to rally. U.S.-China trade relations, Brexit, Italian fiscal woes and the potential for Fed policy error generated significant uncertainty and riskier assets sold off. Central banks continued to withdraw liquidity, with the European Central Bank (ECB) confirming the end of its asset purchase program, and the Fed raising interest rates for a second time. In January, the Fed abruptly reversed course, signaling it would hold rates steady in 2019, which sent risk assets climbing again. While weaker global manufacturing data and U.S.-China trade negotiations continued to cause volatility, the expectation for more accommodative monetary policy from central banks – including a potential rate cut by the Fed – ultimately led to strong returns in corporate credit. Developed world government bonds also rallied, and falling yields lent further support to corporate bonds.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

The global growth outlook has concerned us for quite some time, and we expect the slowdown to continue as the policy lag from 2018’s Fed hikes and the waning effects of U.S. fiscal stimulus work through the system. Trade tensions are putting additional stress on an already weak outlook. The credit cycle is also much closer to the end than the beginning, particularly in the U.S., and we believe corporate valuations appear too rich given levels of leverage and the increasing likelihood that the economy takes a turn. As a result, we had a material underweight to corporate bonds throughout the period. We were instead focused on defensive positioning, primarily in longer-dated government bonds across the developed world.

With robust performance in corporate credit, our material underweight allocation to investment-grade corporate bonds held back results. Positioning in commercial-mortgage backed securities also weighed on performance. Some of our holdings collateralized by traditional retail space encountered challenges over the period given the systemic weakness in the space. Our cash balance also created a drag on performance.

At the individual issuer level, our positioning in the government bonds of Italy weighed on relative results. We moved to a material underweight allocation, given the country’s challenged fiscal outlook and our desire to reduce some of our more volatile interest rate exposure, but bonds performed well, particularly amid the late-period bid for riskier assets.

While some sovereign bond positioning detracted, overall, our allocation to government bonds was a strong contributor to relative results. Our duration (a measure of the Fund’s sensitivity to changes in interest rates) overweight proved beneficial amid the period’s strong rally in government bonds. At the issuer level, positioning in the government bonds of Japan, the U.S. and Australia all aided relative outperformance, largely due to our bias to the long end of these sovereign curves.

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The outlook for global growth is grim, in our view. Manufacturing data continues to decline, and the weight of geopolitics is creating a drag on an already slowing global economy. We expect damage from trade disputes to start flowing through to corporate earnings data, and the overhang of uncertainty to further challenge businesses in the months ahead. The one potential bright spot is China, and we are closely monitoring the impact of the country’s monetary and fiscal stimulus measures for signs of a pickup in growth.

As global central banks seek to stem the slowdown, there is significant debate over what the playbook will be this time around. With inflation nowhere to be found, we anticipate the first step, for those that have the ammunition, will be to cut interest rates. The Fed, in particular, will likely cut sooner than later in its attempt to “act as appropriate” to sustain the economic expansion, and if corporate data does deteriorate, the central bank could end up cutting more than its current projections suggest. Given the landscape, rates are unlikely to move higher from here, and cuts – if they come – should be positive for “risk-free” markets. We continue to favor the return potential of longer-dated sovereign bonds, and intend to remain long interest rate risk across the globe.

For some time, we have felt that corporate credit valuations were unattractive, and that the best days of the credit cycle are behind us. This remains true, particularly for U.S. corporate bonds; however, we are intrigued by certain higher-quality investment-grade bonds in Europe, which may benefit if the ECB implements a new wave of asset purchases. Regardless, we intend to mitigate credit risk to only our highest-conviction ideas – those that are liquid, with strong balance sheets and a commitment to deleveraging. Our more conservative stance is in line with our key tenets of delivering capital preservation and strong risk-adjusted returns for our clients.

Thank you for investing in Janus Henderson Global Bond Fund.

2	JUNE 30, 2019

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.52%	0.92%
Class A Shares MOP	0.50%	0.88%
Class C Shares**	-0.15%	0.21%
Class D Shares	0.81%	1.10%
Class I Shares	1.01%	1.21%
Class N Shares	1.09%	1.28%
Class S Shares	-0.34%	0.78%
Class T Shares	0.79%	1.03%
Weighted Average Maturity		11.0 Years
Average Effective Duration***		8.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	11.6%
AA	37.7%
A	10.1%
BBB	2.1%
BB	0.3%
Not Rated	36.6%
Other	1.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	58.2%
United States Treasury Notes/Bonds	31.7%
Asset-Backed/Commercial Mortgage-Backed Securities	4.2%
Inflation-Indexed Bonds	2.1%
Investment Companies	1.7%
Corporate Bonds	1.6%
Other	0.5%
100.0%

Emerging markets comprised 11.5% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.96%	0.54%	2.58%	1.10%	0.93%
Class A Shares at MOP	-0.99%	-0.44%	2.00%
Class C Shares at NAV	3.19%	-0.20%	1.83%	1.84%	1.68%
Class C Shares at CDSC	2.19%	-0.20%	1.83%
Class D Shares(1)	4.18%	0.71%	2.73%	0.92%	0.74%
Class I Shares	4.24%	0.79%	2.83%	0.82%	0.69%
Class N Shares	4.23%	0.86%	2.78%	0.72%	0.59%
Class S Shares	3.93%	0.51%	2.53%	1.40%	1.10%
Class T Shares	4.09%	0.64%	2.66%	0.99%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	5.85%	1.20%	2.30%
Morningstar Quartile - Class I Shares	3rd	3rd	1st
Morningstar Ranking - based on total returns for World Bond Funds	156/219	115/201	50/178

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2019

Janus Henderson Global Bond Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 17, 2019, Chris Diaz and Andrew Mulliner are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,049.60	$4.88	$1,000.00	$1,020.03	$4.81	0.96%
Class C Shares	$1,000.00	$1,046.80	$8.63	$1,000.00	$1,016.29	$8.50	1.70%
Class D Shares	$1,000.00	$1,050.70	$3.81	$1,000.00	$1,021.08	$3.76	0.75%
Class I Shares	$1,000.00	$1,051.10	$3.46	$1,000.00	$1,021.42	$3.41	0.68%
Class N Shares	$1,000.00	$1,051.60	$3.00	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$1,051.20	$4.73	$1,000.00	$1,020.14	$4.65	0.93%
Class T Shares	$1,000.00	$1,051.40	$4.17	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.2%
Credit Acceptance Auto Loan Trust 2017-1, 3.4800%, 2/17/26 (144A)	$550,000		$551,317
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.8928%, 3/13/46‡	1,262,132	GBP	1,602,242
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 3.2799%, 12/16/59 (144A)‡	1,270,286		1,264,304
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.9428%, 6/12/44‡	803,399	GBP	965,545
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 0.9628%, 6/12/44‡	799,269	GBP	964,738
RMAC Securities No 1 PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.9428%, 6/12/44‡	229,829	GBP	276,737
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.2796%, 9/24/19 (144A)‡	1,131,000		1,131,000
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 1.5928%, 3/12/44‡	1,549,538	GBP	1,962,423
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $9,144,394)			8,718,306
Corporate Bonds – 1.6%
Basic Industry – 0.3%
CF Industries Inc, 7.1250%, 5/1/20	618,000		638,901
Consumer Non-Cyclical – 0.2%
Medtronic Global Holdings, 0.2500%, 7/2/25	260,000	EUR	294,383
Medtronic Global Holdings, 1.0000%, 7/2/31	190,000	EUR	216,416
			510,799
Energy – 0.5%
Continental Resources Inc/OK, 5.0000%, 9/15/22	980,000		987,687
Industrial – 0.6%
CPI Property Group SA, 1.4500%, 4/14/22	550,000	EUR	633,560
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	496,000	EUR	596,969
			1,230,529
Total Corporate Bonds (cost $3,330,832)			3,367,916
Foreign Government Bonds – 58.2%
Australia Government Bond, 5.7500%, 7/15/22	1,849,000	AUD	1,483,088
Australia Government Bond, 3.2500%, 4/21/29	5,879,000	AUD	4,851,746
Australia Government Bond, 3.0000%, 3/21/47	4,056,000	AUD	3,497,545
Bundesrepublik Deutschland Bundesanleihe, 1.2500%, 8/15/48	958,601	EUR	1,390,735
Canadian Government Bond, 2.0000%, 6/1/28	6,411,000	CAD	5,118,126
Canadian Government Bond, 2.7500%, 12/1/48	2,283,000	CAD	2,173,331
French Republic Government Bond OAT, 4.0000%, 4/25/60	1,219,898	EUR	2,748,361
Indonesia Treasury Bond, 8.1250%, 5/15/24	70,417,000,000	IDR	5,244,509
Italy Buoni Poliennali Del Tesoro, 3.0000%, 8/1/29	1,963,000	EUR	2,418,293
Japan Government Five Year Bond, 0.1000%, 3/20/23	71,050,000	JPY	667,521
Japan Government Forty Year Bond, 0.8000%, 3/20/58	316,350,000	JPY	3,331,477
Japan Government Ten Year Bond, 0.1000%, 6/20/27	791,650,000	JPY	7,550,931
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	819,503
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	247,700,000	JPY	2,509,307
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	864,503	EUR	1,286,760
Mexican Bonos, 8.0000%, 12/7/23	195,458,000	MXN	10,402,569
Mexican Bonos, 10.0000%, 12/5/24	86,600,000	MXN	5,031,562
Netherlands Government Bond, 4.0000%, 1/15/37 (144A)	885,000	EUR	1,686,239
New South Wales Treasury Corp, 3.0000%, 4/20/29	4,782,800	AUD	3,710,077
New Zealand Government Bond, 3.0000%, 4/20/29	9,466,000	NZD	7,177,027
Portugal Obrigacoes do Tesouro OT, 4.9500%, 10/25/23 (144A)	3,088,000	EUR	4,296,787
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	1,490,000	EUR	2,151,595
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,436,081
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,407,645
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,555,918
Spain Government Bond, 3.8000%, 4/30/24 (144A)	4,987,000	EUR	6,762,593
Spain Government Bond, 2.3500%, 7/30/33 (144A)	2,243,000	EUR	3,096,139
Spain Government Bond, 2.9000%, 10/31/46 (144A)	1,310,000	EUR	2,023,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Sweden Government Bond, 3.5000%, 3/30/39	35,830,000	SEK	$6,018,761
Treasury Corp of Victoria, 2.5000%, 10/22/29	4,997,000	AUD	3,723,698
United Kingdom Gilt, 1.6250%, 10/22/28	4,303,085	GBP	5,848,336
United Kingdom Gilt, 1.5000%, 7/22/47	2,002,815	GBP	2,557,156
Total Foreign Government Bonds (cost $115,262,659)			120,976,784
Inflation-Indexed Bonds – 2.1%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27 (cost $4,107,114)	440,971,200	JPY	4,262,081
United States Treasury Notes/Bonds – 31.7%
2.0000%, 11/30/20	$12,163,000		12,180,964
2.5000%, 12/31/20	6,363,000		6,423,647
2.5000%, 1/31/21	6,250,000		6,314,453
2.8750%, 9/30/23	1,542,000		1,612,534
2.8750%, 10/31/23	2,662,000		2,785,741
2.5000%, 1/31/24	5,251,000		5,421,042
2.6250%, 12/31/25	10,202,400		10,679,043
5.0000%, 5/15/37	5,995,000		8,445,925
3.3750%, 11/15/48	4,854,600		5,706,431
3.0000%, 2/15/49	5,810,800		6,372,813
Total United States Treasury Notes/Bonds (cost $64,220,140)			65,942,593
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $3,636,254)	3,636,167		3,636,167
Total Investments (total cost $199,701,393) – 99.5%			206,903,847
Cash, Receivables and Other Assets, net of Liabilities – 0.5%			1,116,475
Net Assets – 100%			$208,020,322

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$73,398,464	35.5%
Japan	19,140,820	9.2
Australia	18,530,458	9.0
Canada	16,135,183	7.8
Mexico	15,434,131	7.5
United Kingdom	14,177,177	6.9
Spain	11,882,100	5.7
New Zealand	7,177,027	3.5
Portugal	6,448,382	3.1
Sweden	6,018,761	2.9
Indonesia	5,244,509	2.5
France	2,748,361	1.3
Poland	2,555,918	1.2
Italy	2,418,293	1.2
Netherlands	1,686,239	0.8
Germany	1,390,735	0.7
Belgium	1,286,760	0.6
Czech Republic	633,560	0.3
Romania	596,969	0.3

Total	$206,903,847	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$1,811∆	$-	$-	$-
Money Markets - 1.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	177,903	695	(87)	3,636,167
Total Affiliated Investments - 1.7%	$179,714	$695	$(87)	$3,636,167

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	-	11,574,548	(11,574,548)	-
Money Markets - 1.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	5,310,823	214,371,899	(216,046,555)	3,636,167

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	9/18/19	(4,534,000)	$3,173,338	$(16,712)
British Pound	9/18/19	(344,000)	437,879	(462)
Danish Krone	9/18/19	(206,000)	31,586	(26)
Euro	9/18/19	318,000	(363,775)	26
Mexican Peso	9/18/19	(71,632,000)	3,691,439	8,487
New Zealand Dollar	9/18/19	(3,071,000)	2,055,473	(10,044)

				(18,731)
Barclays Capital, Inc.:
Australian Dollar	9/18/19	(1,539,000)	1,077,165	(5,651)
British Pound	9/18/19	69,000	(87,841)	82
Canadian Dollar	9/18/19	(10,830,000)	8,257,868	(25,477)
Euro	9/18/19	(1,336,000)	1,528,662	241

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Japanese Yen	9/18/19	464,426,000	$(4,340,385)	(6,522)
Norwegian Krone	9/18/19	(18,589,000)	2,193,423	8,470
Polish Zloty	9/18/19	(1,096,000)	293,101	(1,203)
Swedish Krona	9/18/19	11,752,000	(1,275,649)	(2,134)

				(32,194)
BNP Paribas:
Australian Dollar	9/18/19	(9,204,000)	6,440,379	(35,407)
British Pound	9/18/19	1,606,000	(2,044,024)	2,417
Canadian Dollar	9/18/19	(7,205,000)	5,493,031	(17,727)
Euro	9/18/19	(1,240,000)	1,418,711	117
Japanese Yen	9/18/19	395,979,000	(3,700,642)	(5,502)
New Zealand Dollar	9/18/19	(379,000)	253,593	(1,317)
Norwegian Krone	9/18/19	23,970,000	(2,827,574)	(10,138)
Polish Zloty	9/18/19	127,000	(33,957)	146
Swedish Krona	9/18/19	(24,590,000)	2,669,431	4,715

				(62,696)
Citibank NA:
Australian Dollar	9/18/19	(8,668,000)	6,069,507	(29,158)
Brazilian Real	7/3/19	7,750,000	(2,011,576)	6,814
Brazilian Real	7/3/19	(7,750,000)	1,889,691	(128,700)
British Pound	9/18/19	(11,446,000)	14,563,662	(21,368)
Canadian Dollar	9/18/19	4,188,000	(3,194,934)	8,265
Euro	9/18/19	369,000	(422,357)	(211)
Japanese Yen	9/18/19	707,585,000	(6,610,318)	(7,379)
Mexican Peso	9/18/19	(38,305,000)	1,973,650	4,203
New Zealand Dollar	9/18/19	(5,237,000)	3,505,124	(17,216)
Swedish Krona	9/18/19	(23,815,000)	2,584,582	3,851

				(180,899)
Credit Suisse International:
Thailand Baht	9/18/19	63,927,000	(2,085,165)	3,617
HSBC Securities (USA), Inc.:
British Pound	9/18/19	(647,000)	823,163	(1,275)
Euro	9/18/19	594,000	(680,189)	(637)
Japanese Yen	9/18/19	251,202,000	(2,347,834)	(3,703)
Mexican Peso	9/18/19	(18,704,000)	963,478	1,814
New Zealand Dollar	9/18/19	(1,984,000)	1,327,881	(6,532)
Norwegian Krone	9/18/19	(3,147,000)	371,661	1,763

				(8,570)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.:
British Pound	9/18/19	6,910,000	$(8,793,459)	11,587
Euro	9/18/19	16,063,000	(18,394,282)	(17,761)
Japanese Yen	9/18/19	824,484,000	(7,707,134)	(13,333)
Mexican Peso	9/18/19	(170,063,000)	8,752,284	8,513
Norwegian Krone	9/18/19	(450,000)	53,120	227
Polish Zloty	9/18/19	(8,573,000)	2,293,828	(8,243)

				(19,010)
Total				$(318,483)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	5	9/30/19	$1,075,898	$6,112	$469
US Treasury Long Bond	3	9/19/19	466,781	12,586	1,875
Total - Futures Purchased				18,698	2,344
Futures Sold:
5-Year US Treasury Note	(13)	9/30/19	(1,536,031)	(19,308)	(2,641)
Ultra 10-Year US Treasury Note	(6)	9/19/19	(828,750)	(18,094)	(3,281)
Total - Futures Sold				(37,402)	(5,922)
Total				$(18,704)	$(3,578)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 75,355	$ -	$ 75,355
Variation margin receivable	-	2,344	2,344

Total Asset Derivatives	$ 75,355	$ 2,344	$ 77,699

Liability Derivatives:
Forward foreign currency exchange contracts	$393,838	$ -	$393,838
Variation margin payable	-	5,922	5,922

Total Liability Derivatives	$393,838	$ 5,922	$399,760

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (73,923)	$ (73,923)
Forward foreign currency exchange contracts	(1,680,900)	-	(1,680,900)
Purchased options contracts	(41,604)	-	(41,604)
Purchased swaption contracts	-	19,693	19,693
Swap contracts	-	(167,471)	(167,471)

Total	$(1,722,504)	$ (221,701)	$(1,944,205)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (13,505)	$ (13,505)
Forward foreign currency exchange contracts	(215,490)	-	(215,490)

Total	$ (215,490)	$ (13,505)	$ (228,995)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 56,986,728
Forward foreign currency exchange contracts, sold	67,735,083
Futures contracts, purchased	3,076,965
Futures contracts, sold	2,642,399
Interest rate swaps, pay fixed rate/receive floating rate	(142)
Interest rate swaps, receive fixed rate/pay floating rate	(348)
Purchased options contracts, call	4,235
Purchased swaption contracts, call	14,428
Purchased swaption contracts, put	18,995

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $24,250,102, which represents 11.7% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$8,718,306	$-
Corporate Bonds	-	3,367,916	-
Foreign Government Bonds	-	120,976,784	-
Inflation-Indexed Bonds	-	4,262,081	-
United States Treasury Notes/Bonds	-	65,942,593	-
Investment Companies	-	3,636,167	-
Total Investments in Securities	$-	$206,903,847	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	75,355	-
Variation Margin Receivable	2,344	-	-
Total Assets	$2,344	$206,979,202	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$393,838	$-
Variation Margin Payable	5,922	-	-
Total Liabilities	$5,922	$393,838	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$203,267,680
Affiliated investments, at value(2)	3,636,167
Cash	3,097
Deposits with brokers for futures	20,000
Forward foreign currency exchange contracts	75,355
Closed foreign currency contracts	2,000,647
Variation margin receivable	2,344
Non-interested Trustees' deferred compensation	5,258
Receivables:
Interest	1,299,333
Dividends from affiliates	10,850
Fund shares sold	5,204
Other assets	1,473
Total Assets	210,327,408
Liabilities:
Foreign cash due to custodian	3,984
Forward foreign currency exchange contracts	393,838
Closed foreign currency contracts	1,013,783
Variation margin payable	5,922
Payables:	—
Investments purchased	509,379
Fund shares repurchased	170,876
Advisory fees	68,012
Professional fees	55,814
Transfer agent fees and expenses	7,330
Non-interested Trustees' deferred compensation fees	5,258
Custodian fees	4,996
12b-1 Distribution and shareholder servicing fees	1,704
Non-interested Trustees' fees and expenses	1,453
Dividends	827
Affiliated fund administration fees payable	426
Accrued expenses and other payables	63,484
Total Liabilities	2,307,086
Net Assets	$208,020,322

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$210,581,008
Total distributable earnings (loss)	(2,560,686)
Total Net Assets	$208,020,322
Net Assets - Class A Shares	$1,364,325
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	141,634
Net Asset Value Per Share(3)	$9.63
Maximum Offering Price Per Share(4)	$10.11
Net Assets - Class C Shares	$1,646,417
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170,859
Net Asset Value Per Share(3)	$9.64
Net Assets - Class D Shares	$10,293,046
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,069,600
Net Asset Value Per Share	$9.62
Net Assets - Class I Shares	$22,952,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,385,688
Net Asset Value Per Share	$9.62
Net Assets - Class N Shares	$166,396,952
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,306,073
Net Asset Value Per Share	$9.61
Net Assets - Class S Shares	$318,735
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,080
Net Asset Value Per Share	$9.64
Net Assets - Class T Shares	$5,047,886
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	524,316
Net Asset Value Per Share	$9.63

(1) Includes cost of $196,065,139.

(2) Includes cost of $3,636,254.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$5,046,693
Dividends from affiliates	177,903
Affiliated securities lending income, net	1,811
Other income	1,302
Foreign tax withheld	(26,454)
Total Investment Income	5,201,255
Expenses:
Advisory fees	1,274,038
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,786
Class C Shares	18,665
Class S Shares	699
Transfer agent administrative fees and expenses:
Class D Shares	12,802
Class S Shares	931
Class T Shares	13,709
Transfer agent networking and omnibus fees:
Class A Shares	1,657
Class C Shares	1,599
Class I Shares	22,406
Other transfer agent fees and expenses:
Class A Shares	147
Class C Shares	175
Class D Shares	3,808
Class I Shares	954
Class N Shares	3,516
Class S Shares	21
Class T Shares	116
Registration fees	103,348
Non-affiliated fund administration fees	100,278
Professional fees	82,824
Custodian fees	34,392
Shareholder reports expense	15,001
Non-interested Trustees’ fees and expenses	5,431
Affiliated fund administration fees	4,980
Other expenses	45,063
Total Expenses	1,750,346
Less: Excess Expense Reimbursement and Waivers	(376,282)
Net Expenses	1,374,064
Net Investment Income/(Loss)	3,827,191

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(3,568,443)
Investments in affiliates	695
Purchased options contracts	(41,604)
Purchased swaption contracts	19,693
Forward foreign currency exchange contracts	(1,680,900)
Futures contracts	(73,923)
Swap contracts	(167,471)
Total Net Realized Gain/(Loss) on Investments	(5,511,953)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,957,404
Investments in affiliates	(87)
Forward foreign currency exchange contracts	(215,490)
Futures contracts	(13,505)
Total Change in Unrealized Net Appreciation/Depreciation	9,728,322
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,043,560

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$3,827,191	$6,463,754
Net realized gain/(loss) on investments	(5,511,953)	1,375,526
Change in unrealized net appreciation/depreciation	9,728,322	(4,817,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,043,560	3,021,492
Dividends and Distributions to Shareholders(1)
Class A Shares	(15,050)	N/A
Class C Shares	(9,122)	N/A
Class D Shares	(119,497)	N/A
Class I Shares	(263,783)	N/A
Class N Shares	(2,069,930)	N/A
Class S Shares	(3,554)	N/A
Class T Shares	(58,414)	N/A
Total Dividends and Distributions to Shareholders	(2,539,350)	N/A
Return of Capital Dividends and Distributions
Class A Shares	(7,664)	N/A
Class C Shares	(4,645)	N/A
Class D Shares	(60,857)	N/A
Class I Shares	(134,337)	N/A
Class N Shares	(1,054,157)	N/A
Class S Shares	(1,810)	N/A
Class T Shares	(29,748)	N/A
Total Return of Capital Dividends and Distributions	(1,293,218)	N/A
Return of Capital on Dividends from Net Investment Income(1)
Class A Shares	N/A	(63,612)
Class C Shares	N/A	(49,730)
Class D Shares	N/A	(290,288)
Class I Shares	N/A	(829,566)
Class N Shares	N/A	(5,138,409)
Class S Shares	N/A	(9,903)
Class T Shares	N/A	(151,601)
Total Return of Capital on Dividends from Net Investment Income	N/A	(6,533,109)
Net Decrease from Dividends and Distributions to Shareholders	(3,832,568)	(6,533,109)
Capital Share Transactions:
Class A Shares	(879,234)	(870,797)
Class C Shares	(802,777)	(886,046)
Class D Shares	(1,960,827)	2,239,153
Class I Shares	(2,937,981)	(5,181,242)
Class N Shares	(20,576,300)	8,087,526
Class S Shares	(134,158)	6,448
Class T Shares	(1,652,437)	932,764
Net Increase/(Decrease) from Capital Share Transactions	(28,943,714)	4,327,806
Net Increase/(Decrease) in Net Assets	(24,732,722)	816,189
Net Assets:
Beginning of period	232,753,044	231,936,855
End of period(2)	$208,020,322	$232,753,044

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(873,500) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.40	$9.54	$9.84	$9.59	$10.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.23	0.15	0.17	0.16
Net realized and unrealized gain/(loss)	0.23	(0.14)	(0.28)	0.25	(0.68)
Total from Investment Operations	0.37	0.09	(0.13)	0.42	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	—	(0.01)	(0.50)
Return of capital	(0.05)	(0.23)	(0.17)	(0.16)	—(2)
Total Dividends and Distributions	(0.14)	(0.23)	(0.17)	(0.17)	(0.50)
Net Asset Value, End of Period	$9.63	$9.40	$9.54	$9.84	$9.59
Total Return*	3.96%	0.92%	(1.32)%	4.47%	(5.03)%
Net Assets, End of Period (in thousands)	$1,364	$2,230	$3,124	$14,574	$27,198
Average Net Assets for the Period (in thousands)	$1,522	$2,633	$9,227	$18,018	$24,080
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.10%	1.05%	1.07%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.94%	0.98%	1.02%	1.00%
Ratio of Net Investment Income/(Loss)	1.49%	2.39%	1.58%	1.78%	1.57%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.41	$9.54	$9.85	$9.60	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.16	0.09	0.10	0.08
Net realized and unrealized gain/(loss)	0.23	(0.13)	(0.30)	0.25	(0.68)
Total from Investment Operations	0.30	0.03	(0.21)	0.35	(0.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—(2)	(0.42)
Return of capital	(0.02)	(0.16)	(0.10)	(0.10)	—(2)
Total Dividends and Distributions	(0.07)	(0.16)	(0.10)	(0.10)	(0.42)
Net Asset Value, End of Period	$9.64	$9.41	$9.54	$9.85	$9.60
Total Return*	3.19%	0.33%	(2.16)%	3.71%	(5.75)%
Net Assets, End of Period (in thousands)	$1,646	$2,422	$3,334	$5,288	$7,339
Average Net Assets for the Period (in thousands)	$1,849	$2,908	$4,557	$6,037	$5,754
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	1.80%	1.80%	1.79%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.65%	1.72%	1.74%	1.77%
Ratio of Net Investment Income/(Loss)	0.74%	1.68%	0.93%	1.06%	0.81%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.39	$9.53	$9.84	$9.59	$10.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.25	0.18	0.19	0.18
Net realized and unrealized gain/(loss)	0.23	(0.14)	(0.30)	0.25	(0.68)
Total from Investment Operations	0.39	0.11	(0.12)	0.44	(0.50)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	—	(0.01)	(0.52)
Return of capital	(0.05)	(0.25)	(0.19)	(0.18)	—(2)
Total Dividends and Distributions	(0.16)	(0.25)	(0.19)	(0.19)	(0.52)
Net Asset Value, End of Period	$9.62	$9.39	$9.53	$9.84	$9.59
Total Return*	4.18%	1.12%	(1.24)%	4.67%	(4.88)%
Net Assets, End of Period (in thousands)	$10,293	$12,026	$10,045	$11,390	$10,132
Average Net Assets for the Period (in thousands)	$10,705	$11,262	$10,889	$9,684	$12,333
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.92%	0.90%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.78%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	1.68%	2.55%	1.90%	1.98%	1.77%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.39	$9.53	$9.84	$9.58	$10.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.25	0.19	0.20	0.17
Net realized and unrealized gain/(loss)	0.23	(0.13)	(0.31)	0.26	(0.66)
Total from Investment Operations	0.39	0.12	(0.12)	0.46	(0.49)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	—	(0.01)	(0.53)
Return of capital	(0.05)	(0.26)	(0.19)	(0.19)	—(2)
Total Dividends and Distributions	(0.16)	(0.26)	(0.19)	(0.20)	(0.53)
Net Asset Value, End of Period	$9.62	$9.39	$9.53	$9.84	$9.58
Total Return*	4.24%	1.17%	(1.19)%	4.85%	(4.81)%
Net Assets, End of Period (in thousands)	$22,953	$25,421	$31,136	$38,506	$33,551
Average Net Assets for the Period (in thousands)	$22,886	$31,326	$33,938	$31,348	$32,970
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.82%	0.81%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.73%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	1.74%	2.62%	1.94%	2.05%	1.73%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.39	$9.52	$9.83	$9.58	$10.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.26	0.20	0.21	0.20
Net realized and unrealized gain/(loss)	0.22	(0.13)	(0.31)	0.25	(0.68)
Total from Investment Operations	0.39	0.13	(0.11)	0.46	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	—	(0.01)	(0.54)
Return of capital	(0.06)	(0.26)	(0.20)	(0.20)	—(2)
Total Dividends and Distributions	(0.17)	(0.26)	(0.20)	(0.21)	(0.54)
Net Asset Value, End of Period	$9.61	$9.39	$9.52	$9.83	$9.58
Total Return*	4.23%	1.38%	(1.09)%	4.84%	(4.73)%
Net Assets, End of Period (in thousands)	$166,397	$183,605	$178,045	$208,508	$222,452
Average Net Assets for the Period (in thousands)	$170,128	$186,758	$188,871	$210,982	$245,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.72%	0.70%	0.71%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.62%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	1.83%	2.72%	2.07%	2.14%	1.95%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.41	$9.54	$9.85	$9.60	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.22	0.17	0.19	0.16
Net realized and unrealized gain/(loss)	0.23	(0.13)	(0.32)	0.26	(0.69)
Total from Investment Operations	0.36	0.09	(0.15)	0.45	(0.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	—	(0.01)	(0.49)
Return of capital	(0.04)	(0.22)	(0.16)	(0.19)	—(2)
Total Dividends and Distributions	(0.13)	(0.22)	(0.16)	(0.20)	(0.49)
Net Asset Value, End of Period	$9.64	$9.41	$9.54	$9.85	$9.60
Total Return*	3.93%	0.92%	(1.52)%	4.72%	(5.18)%
Net Assets, End of Period (in thousands)	$319	$448	$448	$267	$162
Average Net Assets for the Period (in thousands)	$375	$435	$369	$173	$192
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.01%	1.40%	1.21%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.05%	1.07%	0.79%	1.17%
Ratio of Net Investment Income/(Loss)	1.43%	2.25%	1.76%	2.01%	1.60%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.40	$9.53	$9.84	$9.59	$10.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.24	0.17	0.18	0.17
Net realized and unrealized gain/(loss)	0.23	(0.13)	(0.30)	0.25	(0.68)
Total from Investment Operations	0.38	0.11	(0.13)	0.43	(0.51)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	—	(0.01)	(0.51)
Return of capital	(0.05)	(0.24)	(0.18)	(0.17)	—(2)
Total Dividends and Distributions	(0.15)	(0.24)	(0.18)	(0.18)	(0.51)
Net Asset Value, End of Period	$9.63	$9.40	$9.53	$9.84	$9.59
Total Return*	4.09%	1.14%	(1.32)%	4.59%	(4.96)%
Net Assets, End of Period (in thousands)	$5,048	$6,600	$5,804	$8,994	$17,880
Average Net Assets for the Period (in thousands)	$5,509	$6,097	$7,240	$10,362	$17,663
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	0.99%	0.95%	0.96%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.86%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	1.60%	2.46%	1.80%	1.89%	1.66%
Portfolio Turnover Rate	248%	249%	210%	125%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

26	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward

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currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner)

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"exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest

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rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund purchased interest rate receiver swaptions (call) in order to gain interest rate exposure where gaining this interest rate exposure via the cash bond and bond futures markets was less attractive.

During the year, the Fund purchased interest rate payer swaptions (put) in order to reduce interest rate exposure where reducing this interest rate exposure via the cash bond and bond futures markets was less attractive.

There were no written swaptions held at June 30, 2019.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the

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Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at June 30, 2019.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a

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single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of

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Janus Henderson Global Bond Fund

Notes to Financial Statements

existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

36	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$8,513	$(8,513)	$—	$—
Barclays Capital, Inc.	8,793	(8,793)	—	—
BNP Paribas	7,395	(7,395)	—	—
Citibank NA	23,133	(23,133)	—	—
Credit Suisse International	3,617	—	—	3,617
HSBC Securities (USA), Inc.	3,577	(3,577)	—	—
JPMorgan Chase & Co.	20,327	(20,327)	—	—

Total	$75,355	$(71,738)	$—	$3,617
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$27,244	$(8,513)	$—	$18,731
Barclays Capital, Inc.	40,987	(8,793)	—	32,194
BNP Paribas	70,091	(7,395)	—	62,696
Citibank NA	204,032	(23,133)	—	180,899
HSBC Securities (USA), Inc.	12,147	(3,577)	—	8,570
JPMorgan Chase & Co.	39,337	(20,327)	—	19,010

Total	$393,838	$(71,738)	$—	$322,100
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase

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Notes to Financial Statements

agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2019.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

38	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

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Janus Henderson Global Bond Fund

Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

40	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $27.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $513.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	79
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Global Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $1,599,332 in sales, resulting in a net realized gain of $42,776. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ (827)	$ -	$ (6,503,117)	$ (50,725)	$ -	$ (782)	$ 3,994,765

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,722,818)	$(3,780,299)	$ (6,503,117)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

42	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 202,909,082	$ 4,533,677	$ (538,912)	$ 3,994,765

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 340,778	$ 3,591	$ -	$ 3,591

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,538,556	$ -	$ 1,294,012	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ 6,536,244	$ (1,434,194)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,294,008)	$ (1,923,215)	$ 3,217,223

Janus Investment Fund	43

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,350	$ 115,389	47,777	$ 461,580
Reinvested dividends and distributions	2,425	22,574	6,555	63,421
Shares repurchased	(110,406)	(1,017,197)	(144,501)	(1,395,798)
Net Increase/(Decrease)	(95,631)	$ (879,234)	(90,169)	$ (870,797)
Class C Shares:
Shares sold	13,534	$ 127,674	73,056	$ 709,048
Reinvested dividends and distributions	1,207	11,249	4,398	42,568
Shares repurchased	(101,328)	(941,700)	(169,436)	(1,637,662)
Net Increase/(Decrease)	(86,587)	$ (802,777)	(91,982)	$ (886,046)
Class D Shares:
Shares sold	262,581	$ 2,441,073	799,158	$ 7,768,054
Reinvested dividends and distributions	18,859	175,365	29,217	282,123
Shares repurchased	(492,643)	(4,577,265)	(601,570)	(5,811,024)
Net Increase/(Decrease)	(211,203)	$ (1,960,827)	226,805	$ 2,239,153
Class I Shares:
Shares sold	892,893	$ 8,274,224	1,082,246	$10,547,909
Reinvested dividends and distributions	42,650	396,688	84,274	814,075
Shares repurchased	(1,255,863)	(11,608,893)	(1,728,441)	(16,543,226)
Net Increase/(Decrease)	(320,320)	$ (2,937,981)	(561,921)	$ (5,181,242)
Class N Shares:
Shares sold	273,067	$ 2,661,192	2,314,298	$22,226,942
Reinvested dividends and distributions	336,269	3,124,087	531,902	5,134,260
Shares repurchased	(2,848,527)	(26,361,579)	(2,000,409)	(19,273,676)
Net Increase/(Decrease)	(2,239,191)	$(20,576,300)	845,791	$ 8,087,526
Class S Shares:
Shares sold	8,905	$ 82,828	7,564	$ 73,665
Reinvested dividends and distributions	570	5,305	1,024	9,903
Shares repurchased	(23,935)	(222,291)	(8,033)	(77,120)
Net Increase/(Decrease)	(14,460)	$ (134,158)	555	$ 6,448
Class T Shares:
Shares sold	86,656	$ 808,076	370,934	$ 3,603,606
Reinvested dividends and distributions	8,863	82,460	14,377	138,890
Shares repurchased	(273,332)	(2,542,973)	(291,991)	(2,809,732)
Net Increase/(Decrease)	(177,813)	$ (1,652,437)	93,320	$ 932,764

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$282,534,717	$ 363,042,967	$ 224,473,509	$ 174,297,024

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

44	JUNE 30, 2019

Janus Henderson Global Bond Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

46	JUNE 30, 2019

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

60	JUNE 30, 2019

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	61

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

62	JUNE 30, 2019

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Return of Capital Distributions	$1,294,012

64	JUNE 30, 2019

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	65

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

66	JUNE 30, 2019

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	67

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

68	JUNE 30, 2019

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	69

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

70	JUNE 30, 2019

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	71

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	5/11-Present	Co-Head of Global Bonds and Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at Voya Financial (2000-2011).
Andrew Mulliner 151 Detroit Street Denver, CO 80206 DOB:1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	1/19-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

72	JUNE 30, 2019

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93023 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This long-only, global developed-markets equity fund seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility versus the MSCI World High Dividend Yield IndexSM.

sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2019, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 11.53%. This compares to the 6.33% return posted by the MSCI World IndexSM, the Fund’s primary benchmark, and a 8.82% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility, lower absolute volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Global developed and yield-oriented equity markets were highly volatile over the past 12 months. After a decline of over 9% in the second half of 2018, the MSCI World Index rebounded strongly and gained nearly 17% in the first half of 2019, resulting in a one-year return of 6.33%. Yield-oriented stocks outperformed during the period, with the MSCI World High Dividend Yield Index posting a return of 8.82% over the same time period. The Janus Henderson International Managed Volatility Fund outperformed and posted a return of 11.53% during the period.

The Fund’s defensive positioning acted as a headwind on relative performance as lower beta stocks tended to lag higher beta stocks within the index on average, particularly during the strong recovery period year to date. However, an overweight to lower beta stocks contributed during the large sell-off periods, in particular in the fourth quarter of 2018.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning contributed to relative performance during the period. An average overweight to the defensive utilities sector, which was among the strongest performing sectors during the period, and favorable selection effect within the consumer staples and industrials sectors, contributed to the Fund’s relative performance.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

core equity fund when market volatility is low, the Fund can achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Lockheed Martin Corp
Aerospace & Defense	5.1%
Kimberly-Clark Corp
Household Products	4.4%
Consolidated Edison Inc
Multi-Utilities	4.3%
CLP Holdings Ltd
Electric Utilities	4.0%
Power Assets Holdings Ltd
Electric Utilities	3.6%
21.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	2.3%
Preferred Stocks	0.0%
Other	(1.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	11.22%	5.68%	9.32%	1.03%	0.87%
Class A Shares at MOP	4.81%	4.44%	8.47%
Class C Shares at NAV	10.33%	4.91%	8.51%	1.76%	1.61%
Class C Shares at CDSC	9.33%	4.91%	8.51%
Class D Shares(1)	11.46%	5.90%	9.48%	0.84%	0.65%
Class I Shares	11.53%	5.99%	9.63%	0.75%	0.59%
Class N Shares	11.63%	5.64%	8.99%	0.70%	0.50%
Class S Shares	11.35%	5.68%	9.33%	1.36%	1.00%
Class T Shares	11.34%	5.79%	9.42%	0.91%	0.75%
MSCI World Index	6.33%	6.60%	11.16%
MSCI World High Dividend Yield Index	8.82%	4.51%	8.98%
Morningstar Quartile - Class I Shares	1st	2nd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	93/887	337/701	371/573

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 31, 2018, Adrian Banner, Vassilios Papathanakos and Joseph Runnels are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,116.00	$4.41	$1,000.00	$1,020.59	$4.20	0.84%
Class C Shares	$1,000.00	$1,111.40	$8.21	$1,000.00	$1,016.95	$7.84	1.57%
Class D Shares	$1,000.00	$1,116.70	$3.36	$1,000.00	$1,021.62	$3.21	0.64%
Class I Shares	$1,000.00	$1,117.00	$3.15	$1,000.00	$1,021.82	$3.01	0.60%
Class N Shares	$1,000.00	$1,117.60	$2.63	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$1,118.30	$3.18	$1,000.00	$1,021.77	$3.02	0.60%
Class T Shares	$1,000.00	$1,116.90	$3.83	$1,000.00	$1,021.17	$3.66	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 5.3%
Lockheed Martin Corp	38,768	$14,093,719
Meggitt PLC	54,636	363,505
Singapore Technologies Engineering Ltd	24,600	75,289
		14,532,513
Airlines – 1.3%
easyJet PLC	4,105	49,682
Japan Airlines Co Ltd	113,800	3,634,633
		3,684,315
Auto Components – 0.7%
Bridgestone Corp#	44,700	1,758,974
Cie Generale des Etablissements Michelin SCA	338	42,862
Nokian Renkaat OYJ	1,296	40,457
Sumitomo Rubber Industries Ltd	14,100	162,974
		2,005,267
Automobiles – 0.9%
Bayerische Motoren Werke AG	783	57,938
Nissan Motor Co Ltd	145,700	1,042,877
Subaru Corp	62,100	1,508,719
		2,609,534
Banks – 3.5%
Bank Leumi Le-Israel BM	28,116	203,115
BOC Hong Kong Holdings Ltd	10,000	39,365
Canadian Imperial Bank of Commerce	4,000	314,587
DBS Group Holdings Ltd	47,200	905,827
Hang Seng Bank Ltd	310,600	7,733,786
United Overseas Bank Ltd	20,300	392,133
		9,588,813
Beverages – 0.4%
Coca-Cola Co	16,800	855,456
PepsiCo Inc	1,085	142,276
		997,732
Biotechnology – 0%
Gilead Sciences Inc	574	38,779
Capital Markets – 3.1%
3i Group PLC	16,173	228,655
ASX Ltd	1,352	78,167
CME Group Inc	40,604	7,881,642
Singapore Exchange Ltd	40,500	237,126
		8,425,590
Chemicals – 0%
Nutrien Ltd	200	10,700
Commercial Services & Supplies – 0%
Societe BIC SA	1,001	76,299
Containers & Packaging – 0.1%
Amcor PLC	11,946	135,752
Distributors – 0.3%
Genuine Parts Co	7,600	787,208
Diversified Consumer Services – 1.8%
H&R Block Inc	170,230	4,987,739
Diversified Financial Services – 0%
Standard Life Aberdeen PLC	12,153	45,459
Diversified Telecommunication Services – 5.4%
AT&T Inc	131,218	4,397,115
BCE Inc	33,877	1,541,463
BT Group PLC	86,349	215,393
Elisa OYJ	1,833	89,414
HKT Trust & HKT Ltd	3,837,000	6,090,944
Nippon Telegraph & Telephone Corp	1,500	69,810
Singapore Telecommunications Ltd	29,300	75,811

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Spark New Zealand Ltd	767,125	$2,060,807
Swisscom AG (REG)	161	80,863
Telenor ASA	3,536	75,100
Verizon Communications Inc	2,600	148,538
		14,845,258
Electric Utilities – 16.4%
Alliant Energy Corp	35,981	1,765,947
American Electric Power Co Inc	22,427	1,973,800
CK Infrastructure Holdings Ltd	96,500	786,933
CLP Holdings Ltd	1,010,500	11,151,023
Duke Energy Corp	62,256	5,493,469
Edison International	12,800	862,848
Endesa SA	3,787	97,338
Eversource Energy	28,600	2,166,736
Fortis Inc/Canada	8,500	335,677
Iberdrola SA	12,882	128,372
OGE Energy Corp	12,817	545,491
Pinnacle West Capital Corp	27,250	2,563,952
Power Assets Holdings Ltd	1,401,500	10,083,250
PPL Corp	29,600	917,896
Red Electrica Corp SA	18,584	386,929
SSE PLC	11,659	166,094
Terna Rete Elettrica Nazionale SpA	15,597	99,292
Xcel Energy Inc	97,770	5,816,337
		45,341,384
Electrical Equipment – 0%
Eaton Corp PLC	406	33,812
Food & Staples Retailing – 1.2%
ICA Gruppen AB#	1,876	80,683
Jeronimo Martins SGPS SA	12,901	207,742
Koninklijke Ahold Delhaize NV	19,275	433,373
Lawson Inc	55,400	2,656,939
		3,378,737
Food Products – 1.0%
Archer-Daniels-Midland Co	7,800	318,240
Campbell Soup Co	3,418	136,959
General Mills Inc	14,600	766,792
Mowi ASA	4,528	105,913
Orkla ASA	34,460	305,848
WH Group Ltd (144A)	1,123,000	1,138,613
		2,772,365
Health Care Providers & Services – 1.5%
CVS Health Corp	2,476	134,917
Sonic Healthcare Ltd	217,363	4,134,581
		4,269,498
Hotels, Restaurants & Leisure – 3.4%
Crown Resorts Ltd	7,839	68,502
Darden Restaurants Inc	66,975	8,152,867
Flight Centre Travel Group Ltd	31,189	909,597
Sodexo SA	2,437	284,796
		9,415,762
Household Durables – 1.6%
Barratt Developments PLC	25,077	182,317
Garmin Ltd	26,063	2,079,827
Iida Group Holdings Co Ltd	79,800	1,288,052
Persimmon PLC	2,313	58,648
Sekisui House Ltd	11,600	191,056
Taylor Wimpey PLC	314,744	630,415
		4,430,315

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Household Products – 6.4%
Kimberly-Clark Corp	90,970	$12,124,482
Procter & Gamble Co	49,743	5,454,320
		17,578,802
Industrial Conglomerates – 1.1%
NWS Holdings Ltd	1,456,000	2,993,492
Siemens AG	574	68,254
Smiths Group PLC	1,926	38,271
		3,100,017
Information Technology Services – 0.3%
Paychex Inc	9,202	757,233
Insurance – 2.0%
Admiral Group PLC	10,341	289,909
Assicurazioni Generali SpA	10,541	198,439
AXA SA	9,183	241,147
Baloise Holding AG	394	69,772
Direct Line Insurance Group PLC	132,303	557,373
Gjensidige Forsikring ASA	27,585	555,783
Great-West Lifeco Inc	19,700	453,608
Hannover Rueck SE	2,385	385,543
Legal & General Group PLC	15,856	54,256
Mapfre SA	26,329	76,952
MS&AD Insurance Group Holdings Inc	2,000	63,451
Power Corp of Canada	9,400	202,516
Power Financial Corp	6,600	151,819
Sampo Oyj	1,925	90,816
SCOR SE	11,454	502,087
Sun Life Financial Inc	6,700	277,487
Swiss Life Holding AG (REG)	822	407,546
Tryg A/S	23,547	765,739
Zurich Insurance Group AG	403	140,377
		5,484,620
Machinery – 0%
ANDRITZ AG	1,725	64,909
Marine – 0.1%
Kuehne + Nagel International AG	971	144,187
Media – 2.3%
Axel Springer SE	1,063	74,862
Eutelsat Communications SA	22,549	421,419
Interpublic Group of Cos Inc	1,616	36,505
Omnicom Group Inc	7,456	611,019
Shaw Communications Inc	248,300	5,066,882
		6,210,687
Metals & Mining – 0.9%
Boliden AB	6,492	166,077
Fortescue Metals Group Ltd	226,148	1,431,779
Norsk Hydro ASA	23,880	85,417
Rio Tinto Ltd	4,597	334,797
Rio Tinto PLC	6,669	413,261
		2,431,331
Multiline Retail – 2.4%
Harvey Norman Holdings Ltd	39,322	112,333
Kohl's Corp	76,210	3,623,785
Macy's Inc	2,400	51,504
Nordstrom Inc	13,074	416,538
Target Corp	29,110	2,521,217
		6,725,377
Multi-Utilities – 14.6%
Ameren Corp	76,719	5,762,364
CMS Energy Corp	52,730	3,053,594

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Consolidated Edison Inc	134,727	$11,812,863
DTE Energy Co	50,226	6,422,901
E.ON SE	9,096	98,761
Innogy SE (144A)	16,619	787,818
Public Service Enterprise Group Inc	48,787	2,869,651
Sempra Energy	22,128	3,041,272
WEC Energy Group Inc	77,094	6,427,327
		40,276,551
Oil, Gas & Consumable Fuels – 3.0%
Exxon Mobil Corp	274	20,997
Snam SpA	29,139	144,791
TOTAL SA	4,129	231,290
Valero Energy Corp	92,424	7,912,419
		8,309,497
Personal Products – 0%
Unilever NV	702	42,743
Unilever PLC	1,001	62,207
		104,950
Pharmaceuticals – 2.6%
AstraZeneca PLC	1,539	125,802
Bristol-Myers Squibb Co	8,300	376,405
Merck & Co Inc	35,881	3,008,622
Novartis AG	2,024	185,018
Orion Oyj	1,531	56,094
Pfizer Inc	56,329	2,440,172
Roche Holding AG	1,063	299,193
Sanofi	7,327	632,281
		7,123,587
Professional Services – 0%
SGS SA (REG)	28	71,363
Real Estate Management & Development – 5.4%
Daito Trust Construction Co Ltd	68,300	8,702,231
Hang Lung Properties Ltd	62,000	147,472
Henderson Land Development Co Ltd	39,600	218,243
Hysan Development Co Ltd	227,000	1,172,575
New World Development Co Ltd	220,000	344,164
Sun Hung Kai Properties Ltd	17,000	288,361
Swire Properties Ltd	938,400	3,790,168
Swiss Prime Site AG (REG)*	2,072	181,019
Wharf Holdings Ltd	72,000	190,798
		15,035,031
Road & Rail – 0.4%
ComfortDelGro Corp Ltd	546,600	1,074,855
Specialty Retail – 0.4%
Gap Inc#	64,600	1,160,862
Technology Hardware, Storage & Peripherals – 0.9%
Canon Inc#	82,700	2,413,490
Textiles, Apparel & Luxury Goods – 0.9%
Hanesbrands Inc	19,200	330,624
Yue Yuen Industrial Holdings Ltd	750,000	2,054,689
		2,385,313
Tobacco – 0.6%
Altria Group Inc	35,200	1,666,720
Imperial Brands PLC	4,532	106,270
		1,772,990
Trading Companies & Distributors – 1.9%
ITOCHU Corp	278,500	5,323,277
Transportation Infrastructure – 0.8%
Auckland International Airport Ltd	24,077	159,276

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – (continued)
SATS Ltd	499,200	$1,926,387
		2,085,663
Wireless Telecommunication Services – 4.1%
NTT DOCOMO Inc	300,100	6,994,446
Rogers Communications Inc	81,100	4,341,767
		11,336,213
Total Common Stocks (cost $250,690,101)		273,383,636
Preferred Stocks – 0%
Automobiles – 0%
Bayerische Motoren Werke AG (cost $77,198)	1,118	69,394
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	3,606,190	3,606,190
Money Markets – 1.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	2,849,715	2,849,715
Total Investment Companies (cost $6,456,190)		6,455,905
Total Investments (total cost $257,223,489) – 101.3%		279,908,935
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(3,587,370)
Net Assets – 100%		$276,321,565

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$155,421,663	55.5%
Hong Kong	48,223,876	17.2
Japan	35,810,929	12.8
Canada	12,696,506	4.5
Australia	7,069,756	2.5
Singapore	4,687,428	1.7
United Kingdom	3,723,269	1.3
France	2,432,181	0.9
New Zealand	2,220,083	0.8
Switzerland	1,579,338	0.6
Germany	1,542,570	0.5
Norway	1,128,061	0.4
Denmark	765,739	0.3
Spain	689,591	0.2
Netherlands	476,116	0.2
Italy	442,522	0.2
Finland	276,781	0.1
Sweden	246,760	0.1
Portugal	207,742	0.1
Israel	203,115	0.1
Austria	64,909	0.0

Total	$279,908,935	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$9,764∆	$-	$-	$3,606,190
Money Markets - 1.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	59,066	296	(285)	2,849,715
Total Affiliated Investments - 2.3%	$68,830	$296	$(285)	$6,455,905

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	379,480	48,774,504	(45,547,794)	3,606,190
Money Markets - 1.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	2,206,151	55,851,562	(55,207,998)	2,849,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $1,926,431, which represents 0.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$273,383,636	$-	$-
Preferred Stocks	-	69,394	-
Investment Companies	-	6,455,905	-
Total Assets	$273,383,636	$6,525,299	$-

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$273,453,030
Affiliated investments, at value(3)	6,455,905
Cash	25,361
Non-interested Trustees' deferred compensation	6,998
Receivables:
Dividends	502,254
Fund shares sold	362,896
Foreign tax reclaims	108,333
Dividends from affiliates	1,602
Investments sold	440
Other assets	3,997
Total Assets	280,920,816
Liabilities:
Foreign cash due to custodian	2,931
Collateral for securities loaned (Note 2)	3,606,190
Payables:	—
Fund shares repurchased	714,164
Advisory fees	86,825
Professional fees	45,307
Transfer agent fees and expenses	43,756
12b-1 Distribution and shareholder servicing fees	15,295
Non-interested Trustees' deferred compensation fees	6,998
Dividends	4,893
Custodian fees	2,330
Non-interested Trustees' fees and expenses	1,811
Affiliated fund administration fees payable	575
Accrued expenses and other payables	68,176
Total Liabilities	4,599,251
Net Assets	$276,321,565

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$252,167,014
Total distributable earnings (loss)	24,154,551
Total Net Assets	$276,321,565
Net Assets - Class A Shares	$7,724,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	547,902
Net Asset Value Per Share(4)	$14.10
Maximum Offering Price Per Share(5)	$14.96
Net Assets - Class C Shares	$16,735,264
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,195,841
Net Asset Value Per Share(4)	$13.99
Net Assets - Class D Shares	$32,362,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,301,888
Net Asset Value Per Share	$14.06
Net Assets - Class I Shares	$182,730,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,926,725
Net Asset Value Per Share	$14.14
Net Assets - Class N Shares	$3,537,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	250,265
Net Asset Value Per Share	$14.14
Net Assets - Class S Shares	$167,111
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,873
Net Asset Value Per Share	$14.07
Net Assets - Class T Shares	$33,064,168
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,348,473
Net Asset Value Per Share	$14.08

(1) Includes cost of $250,767,299.

(2) Includes $3,447,697 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $6,456,190.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$9,870,810
Dividends from affiliates	59,066
Affiliated securities lending income, net	9,764
Other income	5,055
Foreign tax withheld	(307,952)
Total Investment Income	9,636,743
Expenses:
Advisory fees	1,438,302
12b-1 Distribution and shareholder servicing fees:
Class A Shares	18,643
Class C Shares	161,806
Class S Shares	407
Transfer agent administrative fees and expenses:
Class D Shares	38,411
Class S Shares	683
Class T Shares	87,755
Transfer agent networking and omnibus fees:
Class A Shares	5,653
Class C Shares	16,646
Class I Shares	165,675
Other transfer agent fees and expenses:
Class A Shares	678
Class C Shares	1,491
Class D Shares	8,184
Class I Shares	7,584
Class N Shares	89
Class T Shares	512
Registration fees	147,016
Professional fees	60,151
Shareholder reports expense	24,502
Custodian fees	11,723
Non-interested Trustees’ fees and expenses	6,688
Affiliated fund administration fees	6,158
Other expenses	87,065
Total Expenses	2,295,822
Less: Excess Expense Reimbursement and Waivers	(477,550)
Net Expenses	1,818,272
Net Investment Income/(Loss)	7,818,471
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,650,789
Investments in affiliates	296
Total Net Realized Gain/(Loss) on Investments	5,651,085
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,688,620
Investments in affiliates	(285)
Total Change in Unrealized Net Appreciation/Depreciation	15,688,335
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,157,891

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018(1)

Operations:
Net investment income/(loss)	$7,818,471	$9,015,260
Net realized gain/(loss) on investments	5,651,085	689,771
Change in unrealized net appreciation/depreciation	15,688,335	(9,117,344)
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,157,891	587,687
Dividends and Distributions to Shareholders(2)
Class A Shares	(227,958)	N/A
Class C Shares	(388,776)	N/A
Class D Shares	(1,034,461)	N/A
Class I Shares	(5,482,949)	N/A
Class N Shares	(111,690)	N/A
Class S Shares	(8,417)	N/A
Class T Shares	(1,101,546)	N/A
Total Dividends and Distributions to Shareholders	(8,355,797)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(333,487)
Class C Shares	N/A	(525,115)
Class D Shares	N/A	(1,604,200)
Class I Shares	N/A	(4,668,160)
Class N Shares	N/A	(102,491)
Class S Shares	N/A	(12,117)
Class T Shares	N/A	(1,655,959)
Total Dividends from Net Investment Income	N/A	(8,901,529)
Net Decrease from Dividends and Distributions to Shareholders	(8,355,797)	(8,901,529)
Capital Share Transactions:
Class A Shares	(208,483)	(6,009,846)
Class C Shares	(2,017,120)	(2,534,138)
Class D Shares	(5,195,727)	(13,829,148)
Class I Shares	11,589,240	86,879,225
Class N Shares	(93,321)	3,501,870
Class S Shares	(206,041)	(838)
Class T Shares	(6,060,394)	(17,952,676)
Net Increase/(Decrease) from Capital Share Transactions	(2,191,846)	50,054,449
Net Increase/(Decrease) in Net Assets	18,610,248	41,740,607
Net Assets:
Beginning of period	257,711,317	215,970,710
End of period(3)	$276,321,565	$257,711,317

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $941,563 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.07	$13.38	$12.84	$11.45	$12.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.44	0.32	0.42	0.33
Net realized and unrealized gain/(loss)	1.06	(0.30)	0.57	1.40	(1.08)
Total from Investment Operations	1.44	0.14	0.89	1.82	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.45)	(0.35)	(0.30)	(0.44)
Distributions (from capital gains)	—	—	—(2)	(0.13)	(0.31)
Total Dividends and Distributions	(0.41)	(0.45)	(0.35)	(0.43)	(0.75)
Net Asset Value, End of Period	$14.10	$13.07	$13.38	$12.84	$11.45
Total Return*	11.22%	1.01%	7.13%	16.28%	(5.79)%
Net Assets, End of Period (in thousands)	$7,724	$7,335	$13,425	$27,380	$2,816
Average Net Assets for the Period (in thousands)	$7,467	$10,020	$27,845	$8,512	$3,789
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.03%	1.05%	1.48%	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.87%	0.86%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	2.81%	3.25%	2.55%	3.47%	2.74%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.98	$13.28	$12.75	$11.39	$12.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.36	0.30	0.33	0.24
Net realized and unrealized gain/(loss)	1.04	(0.30)	0.50	1.38	(1.07)
Total from Investment Operations	1.32	0.06	0.80	1.71	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.36)	(0.27)	(0.22)	(0.36)
Distributions (from capital gains)	—	—	—(2)	(0.13)	(0.31)
Total Dividends and Distributions	(0.31)	(0.36)	(0.27)	(0.35)	(0.67)
Net Asset Value, End of Period	$13.99	$12.98	$13.28	$12.75	$11.39
Total Return*	10.33%	0.41%	6.36%	15.33%	(6.51)%
Net Assets, End of Period (in thousands)	$16,735	$17,491	$20,450	$11,529	$1,161
Average Net Assets for the Period (in thousands)	$16,705	$19,521	$16,659	$3,746	$1,136
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.70%	1.78%	2.17%	2.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.54%	1.61%	1.58%	1.61%
Ratio of Net Investment Income/(Loss)	2.06%	2.73%	2.39%	2.74%	2.03%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.03	$13.34	$12.80	$11.42	$12.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.49	0.40	0.44	0.35
Net realized and unrealized gain/(loss)	1.07	(0.32)	0.52	1.39	(1.07)
Total from Investment Operations	1.47	0.17	0.92	1.83	(0.72)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.48)	(0.38)	(0.32)	(0.47)
Distributions (from capital gains)	—	—	—(2)	(0.13)	(0.31)
Total Dividends and Distributions	(0.44)	(0.48)	(0.38)	(0.45)	(0.78)
Net Asset Value, End of Period	$14.06	$13.03	$13.34	$12.80	$11.42
Total Return*	11.46%	1.24%	7.39%	16.43%	(5.62)%
Net Assets, End of Period (in thousands)	$32,363	$35,061	$49,826	$55,105	$7,265
Average Net Assets for the Period (in thousands)	$32,106	$44,872	$55,232	$19,737	$7,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.87%	1.33%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.66%	0.65%	0.66%
Ratio of Net Investment Income/(Loss)	2.99%	3.62%	3.16%	3.60%	2.95%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.10	$13.41	$12.87	$11.47	$12.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.49	0.46	0.45	0.37
Net realized and unrealized gain/(loss)	1.07	(0.31)	0.47	1.41	(1.08)
Total from Investment Operations	1.48	0.18	0.93	1.86	(0.71)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.49)	(0.39)	(0.33)	(0.48)
Distributions (from capital gains)	—	—	—(2)	(0.13)	(0.31)
Total Dividends and Distributions	(0.44)	(0.49)	(0.39)	(0.46)	(0.79)
Net Asset Value, End of Period	$14.14	$13.10	$13.41	$12.87	$11.47
Total Return*	11.53%	1.30%	7.42%	16.61%	(5.49)%
Net Assets, End of Period (in thousands)	$182,730	$157,957	$76,883	$29,592	$2,596
Average Net Assets for the Period (in thousands)	$167,142	$130,145	$53,486	$8,765	$2,369
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.75%	0.76%	1.18%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.59%	0.58%	0.54%
Ratio of Net Investment Income/(Loss)	3.07%	3.66%	3.59%	3.72%	3.12%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018(1)
Net Asset Value, Beginning of Period	$13.10	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.42
Net realized and unrealized gain/(loss)	1.07	(0.51)
Total from Investment Operations	1.50	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.46)
Total Dividends and Distributions	(0.46)	(0.46)
Net Asset Value, End of Period	$14.14	$13.10
Total Return*	11.63%	(0.66)%
Net Assets, End of Period (in thousands)	$3,538	$3,371
Average Net Assets for the Period (in thousands)	$3,324	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	3.16%	3.45%
Portfolio Turnover Rate	24%	60%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.05	$13.35	$12.81	$11.43	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.45	0.38	0.37	0.31
Net realized and unrealized gain/(loss)	1.09	(0.31)	0.51	1.45	(1.07)
Total from Investment Operations	1.45	0.14	0.89	1.82	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.35)	(0.31)	(0.43)
Distributions (from capital gains)	—	—	—(3)	(0.13)	(0.31)
Total Dividends and Distributions	(0.43)	(0.44)	(0.35)	(0.44)	(0.74)
Net Asset Value, End of Period	$14.07	$13.05	$13.35	$12.81	$11.43
Total Return*	11.27%	1.03%	7.09%	16.32%	(5.93)%
Net Assets, End of Period (in thousands)	$167	$360	$370	$316	$163
Average Net Assets for the Period (in thousands)	$274	$366	$344	$204	$166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	1.36%	1.18%	1.79%	2.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.92%	0.92%	0.77%	1.00%
Ratio of Net Investment Income/(Loss)	2.67%	3.35%	2.97%	3.06%	2.62%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.05	$13.36	$12.82	$11.44	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.47	0.39	0.45	0.35
Net realized and unrealized gain/(loss)	1.04	(0.31)	0.52	1.38	(1.08)
Total from Investment Operations	1.45	0.16	0.91	1.83	(0.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.47)	(0.37)	(0.32)	(0.46)
Distributions (from capital gains)	—	—	—(2)	(0.13)	(0.31)
Total Dividends and Distributions	(0.42)	(0.47)	(0.37)	(0.45)	(0.77)
Net Asset Value, End of Period	$14.08	$13.05	$13.36	$12.82	$11.44
Total Return*	11.34%	1.14%	7.28%	16.33%	(5.70)%
Net Assets, End of Period (in thousands)	$33,064	$36,137	$55,018	$47,708	$3,603
Average Net Assets for the Period (in thousands)	$35,201	$47,900	$58,466	$11,120	$3,147
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	0.93%	1.31%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	3.01%	3.49%	3.08%	3.68%	2.96%
Portfolio Turnover Rate	24%	60%	58%	41%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund(the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

24	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

26	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$3,447,697	$—	$(3,447,697)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,447,697. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $3,606,190, resulting in the net amount due to the counterparty of $158,493.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

28	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $3,685.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

30	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $850.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 578,085	$ 1,660,213	$ -	$ -	$ -	$ (4,945)	$ 21,921,198

During the year ended June 30, 2019, capital loss carryovers of $3,795,733 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 257,987,737	$33,307,033	$(11,385,835)	$ 21,921,198

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,355,797	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,901,529	$ -	$ -	$ -

Janus Investment Fund	31

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 428,349	$ 161,393	$ (589,742)

Capital has been adjusted by $428,349, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	163,227	$ 2,156,691	223,181	$ 3,016,533
Reinvested dividends and distributions	16,925	227,958	24,830	333,314
Shares repurchased	(193,488)	(2,593,132)	(690,489)	(9,359,693)
Net Increase/(Decrease)	(13,336)	$ (208,483)	(442,478)	$ (6,009,846)
Class C Shares:
Shares sold	159,225	$ 2,119,813	255,308	$ 3,409,493
Reinvested dividends and distributions	29,032	388,096	39,369	524,390
Shares repurchased	(340,157)	(4,525,029)	(486,281)	(6,468,021)
Net Increase/(Decrease)	(151,900)	$ (2,017,120)	(191,604)	$ (2,534,138)
Class D Shares:
Shares sold	235,465	$ 3,137,592	432,393	$ 5,822,139
Reinvested dividends and distributions	72,950	980,410	116,391	1,557,436
Shares repurchased	(696,372)	(9,313,729)	(1,593,175)	(21,208,723)
Net Increase/(Decrease)	(387,957)	$ (5,195,727)	(1,044,391)	$ (13,829,148)
Class I Shares:
Shares sold	3,350,168	$44,909,261	10,737,932	$146,052,302
Reinvested dividends and distributions	405,362	5,480,369	347,885	4,664,079
Shares repurchased	(2,883,769)	(38,800,390)	(4,763,624)	(63,837,156)
Net Increase/(Decrease)	871,761	$11,589,240	6,322,193	$ 86,879,225
Class N Shares:
Shares sold	33,644	$ 454,546	325,255	$ 4,410,175
Reinvested dividends and distributions	8,261	111,690	7,651	102,491
Shares repurchased	(48,856)	(659,557)	(75,690)	(1,010,796)
Net Increase/(Decrease)	(6,951)	$ (93,321)	257,216	$ 3,501,870
Class S Shares:
Shares sold	219	$ 3,000	1,013	$ 13,776
Reinvested dividends and distributions	629	8,417	906	12,117
Shares repurchased	(16,581)	(217,458)	(1,994)	(26,731)
Net Increase/(Decrease)	(15,733)	$ (206,041)	(75)	$ (838)
Class T Shares:
Shares sold	1,408,282	$18,776,595	930,823	$ 12,545,460
Reinvested dividends and distributions	81,734	1,101,535	123,555	1,655,959
Shares repurchased	(1,910,327)	(25,938,524)	(2,404,168)	(32,154,095)
Net Increase/(Decrease)	(420,311)	$ (6,060,394)	(1,349,790)	$ (17,952,676)
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

32	JUNE 30, 2019

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$63,044,863	$ 66,594,593	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Income Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Income Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Income Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$428,349
Dividends Received Deduction Percentage	58%
Qualified Dividend Income Percentage	92%

52	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

58	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

60	JUNE 30, 2019

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93013 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Government Money Market Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2019		Class D Shares(1)
Class D Shares(1)		With Reimbursement	1.87%
1 Year	1.71%	Without Reimbursement	1.87%
5 Year	0.51%	Class T Shares
10 Year	0.26%	With Reimbursement	1.85%
Since Inception (February 14, 1995)	2.17%	Without Reimbursement	1.85%
Class T Shares		Expense Ratios
1 Year	1.70%	Per the October 29, 2018 prospectuses
5 Year	0.50%	Class D Shares(1)
10 Year	0.25%	Total Annual Fund Operating Expenses	0.69%
Since Inception (February 14, 1995)	2.17%	Class T Shares
		Total Annual Fund Operating Expenses	0.71%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class D Shares	$1,000.00	$1,009.10	$2.94	$1,000.00	$1,021.87	$2.96	0.59%
Class T Shares	$1,000.00	$1,009.00	$3.04	$1,000.00	$1,021.77	$3.06	0.61%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2019

Principal Amounts		Value
U.S. Government Agency Notes – 59.5%
Federal Home Loan Bank Discount Notes:
2.4261%, 7/1/19	$3,000,000	$3,000,000
2.4397%, 7/2/19	3,000,000	2,999,799
2.4602%, 7/3/19	3,000,000	2,999,595
2.4293%, 7/5/19	3,000,000	2,999,200
2.3978%, 7/10/19	9,000,000	8,994,670
2.4257%, 7/11/19	3,000,000	2,998,003
2.4258%, 7/12/19	3,000,000	2,997,804
2.2468%, 7/17/19	3,000,000	2,997,039
2.4143%, 7/19/19	6,000,000	5,992,847
2.3720%, 7/23/19	3,000,000	2,995,705
2.3664%, 7/24/19	3,000,000	2,995,521
2.3303%, 7/26/19	3,000,000	2,995,205
2.4149%, 7/30/19	3,000,000	2,994,239
2.3207%, 7/31/19	6,000,000	5,988,540
2.4468%, 8/2/19	3,000,000	2,993,561
2.2898%, 8/7/19	3,000,000	2,993,027
2.3537%, 8/8/19	3,000,000	2,992,642
2.4242%, 8/9/19	3,000,000	2,992,226
2.3683%, 8/13/19	3,000,000	2,991,624
2.2332%, 8/14/19	3,000,000	2,991,913
2.3216%, 8/16/19	6,000,000	5,982,430
2.3953%, 8/21/19	3,000,000	2,989,957
2.3829%, 8/23/19	3,000,000	2,989,617
2.3799%, 8/28/19	3,000,000	2,988,654
2.3840%, 8/30/19	3,000,000	2,988,243
2.2714%, 9/4/19	3,000,000	2,987,859
2.2971%, 9/6/19	3,000,000	2,987,346
2.2302%, 9/11/19	3,000,000	2,986,795
2.2669%, 9/13/19	3,000,000	2,986,208
2.2620%, 9/17/19	3,000,000	2,985,496
2.1993%, 9/18/19	3,000,000	2,985,712
2.1793%, 9/20/19	3,000,000	2,985,483
2.2234%, 9/27/19	6,000,000	5,967,833
		116,714,793
FHLMC Multifamily VRD Certificates Taxable:
2.5000%, 1/15/42‡	5,423,993	5,421,427
Freddie Mac Discount Notes:
2.4602%, 7/8/19	3,000,000	2,998,583
Total U.S. Government Agency Notes (cost $125,134,803)		125,134,803
Variable Rate Demand Agency Notes‡ – 19.5%
AE REALTY LLC, 2.6100%, 10/1/23	480,000	480,000
Clearwater Solutions LLC, 2.4200%, 9/1/21	450,000	450,000
Cypress Bend Real Estate Development Co LLC, 2.4400%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 2.5200%, 12/1/22	1,350,000	1,350,000
Greer Family LLC, 2.4400%, 8/1/31	3,000,000	3,000,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
2.5200%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 2.5000%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 2.4400%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 2.5200%, 10/1/44	2,800,000	2,800,000
Mississippi Business Finance Corp, 2.4000%, 9/1/21	905,000	905,000
Mississippi Business Finance Corp, 2.4000%, 1/1/34	2,865,000	2,865,000
Mississippi Business Finance Corp, 2.4000%, 12/1/35	3,020,000	3,020,000
Thomas H Turner Family Irrevocable Trust, 2.4400%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 2.6400%, 10/3/22	895,000	895,000
Total Variable Rate Demand Agency Notes (cost $41,035,000)		41,035,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2019

Principal Amounts		Value
Repurchase Agreements(a) – 20.9%
Undivided interest of 14.7% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,059,500) with Royal Bank of Canada, NY Branch, 2.3800%, dated 6/28/19, maturing 7/1/19 to be repurchased at $44,108,747 collateralized by $293,254,183 in U.S. Government Agencies 2.4862% - 25.1737%, 6/25/21 - 6/1/56 with a value of $306,060,690 (cost $44,100,000)	$44,100,000	$44,100,000
Total Investments (total cost $210,269,803) – 99.9%		210,269,803
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		158,443
Net Assets – 100%		$210,428,246

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2019.

(a)	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$125,134,803	$-
Variable Rate Demand Agency Notes	-	41,035,000	-
Repurchase Agreements	-	44,100,000	-
Total Assets	$-	$210,269,803	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2019

Assets:
Investments, at value(1)	$166,169,803
Repurchase agreements, at value(2)	44,100,000
Cash	6,195,981
Non-interested Trustees' deferred compensation	5,314
Receivables:
Fund shares sold	275,523
Interest	99,859
Investments sold	14,013
Other assets	351
Total Assets	216,860,844
Liabilities:
Payables:	—
Investments purchased	5,984,878
Fund shares repurchased	292,681
Administration services fees	79,605
Professional fees	36,715
Advisory fees	17,277
Non-interested Trustees' deferred compensation fees	5,314
Non-interested Trustees' fees and expenses	1,498
Dividends	786
Accrued expenses and other payables	13,844
Total Liabilities	6,432,598
Net Assets	$210,428,246
Net Assets Consist of:
Capital (par value and paid-in surplus)	$210,430,985
Total distributable earnings (loss)	(2,739)
Total Net Assets	$210,428,246
Net Assets - Class D Shares	$202,579,635
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202,589,549
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$7,848,611
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,848,855
Net Asset Value Per Share	$1.00

(1) Includes cost of $166,169,803. (2) Includes cost of repurchase agreements of $44,100,000.

See Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$4,697,206
Total Investment Income	4,697,206
Expenses:
Advisory fees	410,169
Administration services fees:
Class D Shares	906,463
Class T Shares	38,546
Professional fees	52,132
Non-interested Trustees’ fees and expenses	5,528
Total Expenses	1,412,838
Less: Excess Expense Reimbursement and Waivers	(205,084)
Net Expenses	1,207,754
Net Investment Income/(Loss)	3,489,452
Net Realized Gain/(Loss) on Investments:
Investments	5,414
Total Net Realized Gain/(Loss) on Investments	5,414
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,494,866

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$3,489,452	$1,539,239
Net realized gain/(loss) on investments	5,414	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,494,866	1,539,239
Dividends and Distributions to Shareholders(1)
Class D Shares	(3,355,313)	N/A
Class T Shares	(134,541)	N/A
Total Dividends and Distributions to Shareholders	(3,489,854)	N/A
Dividends from Net Investment Income(1)
Class D Shares	N/A	(1,475,164)
Class T Shares	N/A	(64,077)
Total Dividends from Net Investment Income	N/A	(1,539,241)
Net Decrease from Dividends and Distributions to Shareholders	(3,489,854)	(1,539,241)
Capital Share Transactions:
Class D Shares	14,361,437	8,452,571
Class T Shares	(695,839)	1,085,959
Net Increase/(Decrease) from Capital Share Transactions	13,665,598	9,538,530
Net Increase/(Decrease) in Net Assets	13,670,610	9,538,528
Net Assets:
Beginning of period	196,757,636	187,219,108
End of period(2)	$210,428,246	$196,757,636

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(2,975) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.02	0.01	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—(2)	—	—(2)
Total Dividends and Distributions	(0.02)	(0.01)	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.71%	0.79%	0.05%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$202,580	$188,213	$179,761	$160,769	$150,121
Average Net Assets for the Period (in thousands)	$197,526	$185,892	$181,337	$155,300	$157,321
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.68%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.59%	0.58%	0.28%	0.13%
Ratio of Net Investment Income/(Loss)	1.70%	0.79%	0.05%	0.00%(3)	0.00%(3)

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.02	0.01	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—(2)	—	—(2)
Total Dividends and Distributions	(0.02)	(0.01)	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.70%	0.76%	0.04%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$7,849	$8,544	$7,458	$3,614	$3,091
Average Net Assets for the Period (in thousands)	$8,055	$8,262	$8,190	$3,323	$3,611
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.61%	0.29%	0.13%
Ratio of Net Investment Income/(Loss)	1.67%	0.76%	0.04%	0.00%(3)	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

12	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Royal Bank of Canada, NY Branch	$44,100,000	$—	$(44,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

14	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,938	$ -	$ -	$ -	$ -	$ (4,676)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,489,854	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,539,241	$ -	$ -	$ -

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 5,414	$ -	$ (5,414)

Capital has been adjusted by $5,414, including $5,398 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	136,486,110	$136,486,148	151,278,795	$151,278,795
Reinvested dividends and distributions	3,310,115	3,310,115	1,437,409	1,437,409
Shares repurchased	(125,434,825)	(125,434,826)	(144,263,633)	(144,263,633)
Net Increase/(Decrease)	14,361,400	$ 14,361,437	8,452,571	$ 8,452,571
Class T Shares:
Shares sold	6,086,656	$ 6,086,658	8,959,121	$ 8,959,121
Reinvested dividends and distributions	135,584	135,584	62,515	62,515
Shares repurchased	(6,918,081)	(6,918,081)	(7,935,677)	(7,935,677)
Net Increase/(Decrease)	(695,841)	$ (695,839)	1,085,959	$ 1,085,959

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

18	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

20	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

22	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

24	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

28	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$5,398

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

36	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

40	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	41

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

42	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	43

Janus Henderson Government Money Market Fund

Notes

NotesPage1

44	JUNE 30, 2019

Janus Henderson Government Money Market Fund

Notes

NotesPage2

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93025 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson High-Yield Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less-volatile client experience within the high-yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2019, Janus Henderson High-Yield Fund’s Class I Shares returned 7.68% compared with a 7.48% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

The U.S. high-yield market was up for the period. Early on, spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks) generally trended side-wise, amid a steady U.S. economic backdrop. Mid-period, concerns around escalating trade tensions, slowing global economic growth and potential policy error by the Federal Reserve (Fed) led to a rally in government bonds and a sell-off in corporate credit. However, the Fed reversed course early in 2019, signaling it would hold rates steady for the year. While weaker economic data and U.S.-China trade negotiations continued to cause volatility, the expectation for more accommodative monetary policy from central banks – including a potential rate cut by the Fed – ultimately led to strong returns in high yield.

U.S. Treasuries also performed well, and falling yields lent further support to corporate credit. Later in the period, the prospect of rate cuts put downward pressure on the front-end of the Treasury curve, while ultra-low and negative yields abroad created appeal in longer-dated bonds. The yield on the 5-year Treasury note closed June at 1.77%, down from 2.74% a year prior.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index. Strong security selection drove outperformance. Our holdings in independent energy, health care and retailers were particularly beneficial.

On a single name basis, food-processing company JBS USA, a subsidiary of the world’s largest processor of fresh beef and pork, was among the top relative contributors. As Asian countries including China and Vietnam have been forced to cull significant portions of their pig herds due to African swine fever, JBS has benefited from increasing pork exports to the region. Strong margins on beef have also driven earnings recently. We continue to have a high opinion of the company’s ability to generate strong free cash flow that supports its focus on deleveraging.

Our positioning in Weatherford International also aided relative results. While we owned the company early in the period, we exited our position before calendar year-end. Our zero weight proved beneficial when the company filed for bankruptcy late in the period.

At the asset class level, a small allocation to investment-grade corporates also contributed to relative results; our allocation benefited the Fund given investment-grade credit outperformed high yield over the period.

While we were pleased with the performance of the aforementioned positioning, other holdings negatively impacted results. Our out-of-index allocation to commercial mortgage-backed securities (CMBS) was challenged during the period, largely due to a position collateralized by Destiny USA, a superregional shopping and entertainment complex in Syracuse, New York. Weakness in brick-and-mortar retail and the late-2018 tightening in capital markets brought into question the ability for the issuer to refinance its deal and extend maturities. We exited our position.

A position in Colorado-based energy company Great Western Petroleum also detracted. Colorado lawmakers passed legislation redefining the minimum distance between drilling sites and residential areas, which generated uncertainty around the future profitability of the company. We maintain a high opinion of the strength of Great Western’s balance sheet but are closely monitoring the impact of the new legislation on its ability to drill.

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

Our cash balance also created a drag on performance. An out-of-benchmark allocation to bank loans also weighed on relative performance. The asset class faced outflows given its LIBOR base rate fluctuates with the fed funds rate, which investors now anticipate will decline before year-end.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are positioned for moderate near-term pressure in high yield. Although defaults remain low and corporate balance sheet strength has generally improved, the outlooks for U.S. GDP and corporate earnings have become uncertain. U.S. data has started to roll, and we expect the continued lack of resolution in U.S.-China trade disputes to start leading to disappointments in company earnings results. The Fed may announce an interest rate cut this year, but it is unlikely to solve for the key challenge, which is slowing growth around the globe. China’s stimulus has fallen short of expectations and Europe’s slowdown has yet to show signs of bottoming. Given the landscape, we believe valuations appear inappropriately rich after the recent round of tightening. We are also mindful that the technical backdrop for high yield is likely to soften if net positive supply issuance turns into a trend as companies seek to take advantage of falling interest rates and outflows pick up on the back of economic outlook concerns.

Considering the risks, we believe a cautious approach to high yield is warranted. We have been harvesting gains from lower-conviction positions where possible and redeploying capital into our highest-conviction ideas. We are emphasizing higher-quality credit and even looking to the lowest tier of investment grade for attractive investment opportunities. Senior, more defensive bank loans – an asset class that is starting to look oversold, in our view – are also presenting unique opportunities. We intend to continue using our flexibility to invest in equities and equity-like instruments to help maintain lower-quality-like risk, which should prove beneficial if a trade deal gets done or the trajectory of growth reverses. As we seek to capitalize on opportunities, we are emphasizing free-cash-flow generative business models with management teams committed to paying down debt. Thorough vetting of opportunities, coupled with security avoidance, remains critical at this late point in the credit cycle as we seek to deliver a less volatile client experience within the high-yield asset class.

Thank you for your investment in Janus Henderson High-Yield Fund.

2	JUNE 30, 2019

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.07%	5.07%
Class A Shares MOP	4.82%	4.82%
Class C Shares**	4.40%	4.40%
Class D Shares	5.33%	5.33%
Class I Shares	5.41%	5.41%
Class N Shares	5.48%	5.48%
Class R Shares	4.54%	4.65%
Class S Shares	4.79%	4.91%
Class T Shares	5.23%	5.23%
Weighted Average Maturity		6.4 Years
Average Effective Duration***		2.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
A	0.4%
BBB	5.9%
BB	32.5%
B	47.0%
CCC	8.8%
Not Rated	-1.0%
Other	6.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	86.4%
Investment Companies	6.2%
Bank Loans and Mezzanine Loans	4.6%
Common Stocks	2.1%
Asset-Backed/Commercial Mortgage-Backed Securities	1.3%
Preferred Stocks	0.7%
Other	(1.3)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.48%	3.65%	8.02%	7.20%	1.03%
Class A Shares at MOP	2.35%	2.64%	7.50%	6.97%
Class C Shares at NAV	6.78%	2.96%	7.25%	6.45%	1.71%
Class C Shares at CDSC	5.78%	2.96%	7.25%	6.45%
Class D Shares(1)	7.74%	3.88%	8.26%	7.31%	0.79%
Class I Shares	7.68%	3.93%	8.17%	7.28%	0.71%
Class N Shares	7.90%	4.04%	8.17%	7.28%	0.67%
Class R Shares	6.89%	3.21%	7.57%	6.72%	1.45%
Class S Shares	7.29%	3.48%	7.87%	6.99%	1.19%
Class T Shares	7.64%	3.79%	8.17%	7.28%	0.88%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	7.48%	4.70%	9.24%	7.09%
Morningstar Quartile - Class T Shares	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	129/718	251/614	231/473	14/201

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2019

Janus Henderson High-Yield Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about June 28, 2019, Seth Meyer and Brent Olson are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,102.30	$5.42	$1,000.00	$1,019.64	$5.21	1.04%
Class C Shares	$1,000.00	$1,098.90	$8.82	$1,000.00	$1,016.32	$8.47	1.69%
Class D Shares	$1,000.00	$1,103.60	$4.17	$1,000.00	$1,020.83	$4.01	0.80%
Class I Shares	$1,000.00	$1,104.00	$3.81	$1,000.00	$1,021.17	$3.66	0.73%
Class N Shares	$1,000.00	$1,104.40	$3.39	$1,000.00	$1,021.57	$3.26	0.65%
Class R Shares	$1,000.00	$1,100.10	$7.67	$1,000.00	$1,017.43	$7.36	1.47%
Class S Shares	$1,000.00	$1,101.30	$6.25	$1,000.00	$1,018.84	$6.01	1.20%
Class T Shares	$1,000.00	$1,103.20	$4.59	$1,000.00	$1,020.43	$4.41	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.3%
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	$4,496,545	$4,615,387
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,240,967	2,321,559
Transocean Guardian Ltd, 5.8750%, 1/15/24 (144A)	1,474,200	1,503,354
Transocean Pontus Ltd, 6.1250%, 8/1/25 (144A)	2,333,205	2,403,474
Transocean Poseidon Ltd, 6.8750%, 2/1/27 (144A)	1,764,000	1,866,483
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	4,349,916	4,323,362
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $16,572,472)		17,033,619
Bank Loans and Mezzanine Loans – 4.6%
Basic Industry – 0.8%
Aleris International Inc,
ICE LIBOR USD 1 Month + 4.7500%, 7.1524%, 2/27/23‡	7,853,387	7,855,821
Starfruit US Holdco LLC, ICE LIBOR USD 1 Month + 3.2500%, 5.6685%, 10/1/25‡	2,954,000	2,903,546
		10,759,367
Communications – 1.6%
CSC Holdings LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.6443%, 1/15/26‡	3,356,588	3,299,962
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 4.9000%, 2/1/24‡	9,599,000	9,363,824
GCI Holdings LLC, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 2/2/22‡	3,400,000	3,323,500
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 2/22/24‡	3,884,000	3,850,986
		19,838,272
Consumer Cyclical – 0.2%
PCI Gaming Authority, ICE LIBOR USD 3 Month + 3.0000%, 0%, 5/29/26(a),‡	2,956,000	2,959,074
Finance Companies – 0.5%
Jane Street Group LLC, ICE LIBOR USD 1 Month + 3.0000%, 5.4024%, 8/25/22‡	6,209,359	6,165,397
Food Products – 0.2%
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 5/1/26‡	2,121,658	2,116,353
Technology – 1.3%
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 12/10/25‡	7,521,205	7,474,197
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 9/30/24‡	1,480,354	1,477,349
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 10/1/25(a),‡	7,435,560	7,205,504
		16,157,050
Total Bank Loans and Mezzanine Loans (cost $58,482,870)		57,995,513
Corporate Bonds – 86.4%
Basic Industry – 7.5%
Aleris International Inc, 10.7500%, 7/15/23 (144A)	10,898,000	11,374,787
Allegheny Technologies Inc, 5.9500%, 1/15/21	5,682,000	5,838,255
Allegheny Technologies Inc, 7.8750%, 8/15/23	16,923,000	18,133,841
CF Industries Inc, 4.9500%, 6/1/43	7,840,000	7,016,800
CF Industries Inc, 5.3750%, 3/15/44	2,129,000	1,996,576
Element Solutions Inc, 5.8750%, 12/1/25 (144A)	6,200,000	6,455,750
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	10,670,000	10,389,912
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	4,067,000	3,772,143
Harsco Corp, 5.7500%, 7/31/27 (144A)	6,218,000	6,475,176
HB Fuller Co, 4.0000%, 2/15/27	2,842,000	2,614,640
Novelis Corp, 5.8750%, 9/30/26 (144A)	12,388,000	12,542,850
Starfruit Finco BV / Starfruit US Holdco LLC, 8.0000%, 10/1/26 (144A)	4,369,000	4,489,148
Tronox Inc, 6.5000%, 4/15/26 (144A)	3,174,000	3,141,340
		94,241,218
Biotechnology – 0.9%
Insmed Inc, 1.7500%, 1/15/25	11,825,000	11,483,318
Capital Goods – 10.5%
American Builders & Contractors Supply Co Inc, 5.8750%, 5/15/26 (144A)	3,922,000	4,088,685
ARD Finance SA, 7.1250%, 9/15/23	8,354,000	8,541,965
ARD Securities Finance SARL (PIK), 8.7500%, 1/31/23 (144A)	6,393,254	6,441,203
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	14,228,000	14,992,755
Builders FirstSource Inc, 6.7500%, 6/1/27 (144A)	8,820,000	9,305,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	$6,406,000	$6,173,782
BWX Technologies Inc, 5.3750%, 7/15/26 (144A)	6,187,000	6,387,768
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	7,975,000	8,282,037
JELD-WEN Inc, 4.6250%, 12/15/25 (144A)	934,000	916,488
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	3,090,000	3,122,445
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	6,215,000	6,215,000
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	5,899,000	6,099,684
Stericycle Inc, 5.3750%, 7/15/24 (144A)	12,296,000	12,835,426
Summit Materials LLC / Summit Materials Finance Corp, 6.1250%, 7/15/23	5,426,000	5,493,825
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,693,000	4,704,733
TransDigm Inc, 6.2500%, 3/15/26 (144A)	5,009,000	5,240,666
TransDigm Inc, 7.5000%, 3/15/27 (144A)	7,839,000	8,181,956
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	14,847,000	15,672,864
		132,696,382
Communications – 20.4%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,121,000	5,876,160
Altice France SA/France, 6.2500%, 5/15/24 (144A)	1,012,000	1,042,360
Altice France SA/France, 7.3750%, 5/1/26 (144A)	15,372,000	15,756,300
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	2,045,000	2,078,231
Altice Luxembourg SA, 10.5000%, 5/15/27 (144A)	12,111,000	12,444,052
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,337,000	10,776,322
Cablevision Systems Corp, 5.8750%, 9/15/22	14,398,000	15,243,882
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	1,565,000	1,637,851
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	15,978,000	16,542,982
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	6,263,000	6,395,776
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,867,000	3,992,678
CenturyLink Inc, 7.5000%, 4/1/24	4,601,000	5,089,856
CenturyLink Inc, 5.6250%, 4/1/25	4,217,000	4,301,340
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	7,617,000	7,750,297
Clear Channel Worldwide Holdings Inc, 9.2500%, 2/15/24 (144A)	3,617,000	3,924,445
CSC Holdings LLC, 5.2500%, 6/1/24	2,532,000	2,630,115
CSC Holdings LLC, 7.7500%, 7/15/25 (144A)	9,383,000	10,151,468
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	6,805,000	7,068,694
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,748,000	6,310,154
DISH DBS Corp, 5.0000%, 3/15/23	3,817,000	3,688,176
GCI LLC, 6.6250%, 6/15/24 (144A)	12,148,000	12,728,674
GCI LLC, 6.8750%, 4/15/25	3,485,000	3,633,113
Intelsat Connect Finance SA, 9.5000%, 2/15/23 (144A)	3,428,000	3,033,780
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,721,000	4,921,643
Level 3 Financing Inc, 5.1250%, 5/1/23	6,685,000	6,740,820
Level 3 Financing Inc, 5.2500%, 3/15/26	9,284,000	9,608,940
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	9,496,000	9,733,400
Netflix Inc, 5.7500%, 3/1/24	2,416,000	2,615,320
Netflix Inc, 4.8750%, 4/15/28	4,700,000	4,858,625
Nexstar Escrow Inc, 5.6250%, 7/15/27 (144A)	4,146,000	4,249,650
Outfront Media Capital LLC / Outfront Media Capital Corp,
5.0000%, 8/15/27 (144A)	5,652,000	5,785,952
Sable International Finance Ltd, 5.7500%, 9/7/27 (144A)	7,276,000	7,326,022
Sprint Corp, 7.1250%, 6/15/24	11,848,000	12,562,434
T-Mobile USA Inc, 6.5000%, 1/15/24	7,751,000	8,022,285
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	8,933,000	9,292,553
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	5,456,000	5,567,848
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	3,427,000	3,486,973
		256,869,171
Consumer Cyclical – 12.6%
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,065,000	4,166,625
Cedar Fair LP, 5.2500%, 7/15/29 (144A)	2,621,000	2,676,696

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Century Communities Inc, 6.7500%, 6/1/27 (144A)	$4,961,000	$5,029,214
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	4,385,000	4,637,138
eG Global Finance PLC, 6.7500%, 2/7/25 (144A)	4,547,000	4,511,533
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	8,345,000	9,054,325
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	9,081,000	9,285,322
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	4,948,000	5,096,440
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	24,353,000	25,583,323
Hilton Domestic Operating Co Inc, 4.8750%, 1/15/30 (144A)	3,051,000	3,147,616
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	8,784,000	9,022,925
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	8,795,000	9,432,637
LGI Homes Inc, 6.8750%, 7/15/26 (144A)	7,972,000	8,151,370
M/I Homes Inc, 5.6250%, 8/1/25	2,715,000	2,755,725
Penn National Gaming Inc, 5.6250%, 1/15/27 (144A)	4,281,000	4,227,488
Realogy Group LLC / Realogy Co-Issuer Corp, 4.8750%, 6/1/23 (144A)	3,328,000	2,995,200
Scientific Games International Inc, 6.2500%, 9/1/20	3,122,000	3,123,186
Scientific Games International Inc, 10.0000%, 12/1/22	6,953,000	7,291,959
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	6,446,000	6,542,690
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	5,914,000	6,254,055
TRI Pointe Group Inc, 5.2500%, 6/1/27	2,590,000	2,492,875
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	5,238,000	5,406,664
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	5,348,000	5,575,290
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	5,722,000	5,650,475
Wyndham Destinations Inc, 5.4000%, 4/1/24	1,646,000	1,724,086
Wyndham Destinations Inc, 6.3500%, 10/1/25	4,695,000	5,111,681
		158,946,538
Consumer Non-Cyclical – 12.3%
Avantor Inc, 6.0000%, 10/1/24 (144A)	7,608,000	8,094,912
Avantor Inc, 9.0000%, 10/1/25 (144A)	3,430,000	3,824,450
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	6,599,000	7,255,732
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	7,310,000	8,167,463
Catalent Pharma Solutions Inc, 5.0000%, 7/15/27 (144A)	2,630,000	2,676,025
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	16,604,000	16,853,060
Chobani LLC / Chobani Finance Corp Inc, 7.5000%, 4/15/25 (144A)	7,592,000	7,098,520
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	11,853,000	11,467,777
HCA Inc, 5.3750%, 2/1/25	15,474,000	16,702,249
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,907,000	6,416,479
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	11,582,000	12,580,947
Newell Brands Inc, 4.2000%, 4/1/26	2,026,000	2,012,748
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
6.6250%, 5/15/22 (144A)	9,260,000	8,843,300
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	7,579,000	7,520,110
Pilgrim's Pride Corp, 5.7500%, 3/15/25 (144A)	6,127,000	6,218,905
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	3,294,000	3,339,293
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	3,994,000	4,123,805
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	7,449,000	8,116,684
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	3,318,000	2,870,070
Surgery Center Holdings Inc, 10.0000%, 4/15/27 (144A)	4,405,000	4,393,988
Tenet Healthcare Corp, 4.6250%, 7/15/24	5,520,000	5,589,000
		154,165,517
Electric – 1.3%
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	3,156,000	3,169,808
NRG Energy Inc, 5.7500%, 1/15/28	2,212,000	2,372,370
NRG Energy Inc, 5.2500%, 6/15/29 (144A)	4,930,000	5,256,613
Vistra Operations Co LLC, 5.0000%, 7/31/27 (144A)	4,824,000	4,989,680
		15,788,471

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 12.0%
Chesapeake Energy Corp, 5.7500%, 3/15/23	$4,013,000	$3,762,188
Chesapeake Energy Corp, 7.0000%, 10/1/24	6,380,000	5,726,050
DCP Midstream Operating LP, 5.1250%, 5/15/29	3,090,000	3,174,975
EnLink Midstream LLC, 5.3750%, 6/1/29	3,868,000	3,964,700
EnLink Midstream Partners LP, 4.1500%, 6/1/25	8,218,000	8,053,640
Ensco PLC, 7.7500%, 2/1/26	4,608,000	3,432,960
Ensco Rowan plc, 5.7500%, 10/1/44	5,971,000	3,433,325
Extraction Oil & Gas Inc, 5.6250%, 2/1/26 (144A)	5,554,000	4,484,855
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	17,600,000	14,300,000
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,523,000	5,681,786
Hilcorp Energy I LP / Hilcorp Finance Co, 5.0000%, 12/1/24 (144A)	503,000	500,485
Hilcorp Energy I LP / Hilcorp Finance Co, 6.2500%, 11/1/28 (144A)	6,552,000	6,592,950
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	13,043,000	13,303,860
Nabors Industries Inc, 5.7500%, 2/1/25	4,127,000	3,657,554
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,397,000	5,639,865
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,681,000	6,614,190
Parsley Energy LLC / Parsley Finance Corp, 5.6250%, 10/15/27 (144A)	853,000	891,385
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	5,201,000	5,448,048
Range Resources Corp, 5.0000%, 8/15/22	8,054,000	7,671,435
Range Resources Corp, 4.8750%, 5/15/25	7,769,000	6,817,297
Southwestern Energy Co, 7.5000%, 4/1/26	9,712,000	9,200,955
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27 (144A)	7,700,000	8,393,000
Transocean Inc, 5.8000%, 10/15/22	3,684,000	3,619,530
USA Compression Partners LP / USA Compression Finance Corp, 6.8750%, 4/1/26	7,014,000	7,416,604
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	2,267,000	2,380,599
Whiting Petroleum Corp, 6.6250%, 1/15/26	7,695,000	7,420,866
		151,583,102
Industrial – 1.0%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	4,250,000	4,158,625
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,362,000	8,853,267
		13,011,892
Industrial Conglomerates – 1.4%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	18,288,000	17,542,947
Insurance – 0.6%
Centene Corp, 5.3750%, 6/1/26 (144A)	2,861,000	3,007,626
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	4,846,000	4,918,690
		7,926,316
Real Estate Investment Trusts (REITs) – 0.2%
Forestar Group Inc, 8.0000%, 4/15/24 (144A)	2,524,000	2,647,045
Technology – 4.2%
Broadcom Inc, 4.7500%, 4/15/29 (144A)	6,183,000	6,335,560
CommScope Inc, 8.2500%, 3/1/27 (144A)	13,590,000	13,859,761
Micron Technology Inc, 5.3270%, 2/6/29	4,176,000	4,418,818
Refinitiv US Holdings Inc, 8.2500%, 11/15/26 (144A)	4,996,000	5,138,386
Sensata Technologies BV, 4.8750%, 10/15/23 (144A)	2,578,000	2,687,565
Trimble Inc, 4.7500%, 12/1/24	7,245,000	7,613,643
Western Digital Corp, 4.7500%, 2/15/26	12,757,000	12,515,255
		52,568,988
Technology Hardware, Storage & Peripherals – 0.4%
Western Digital Corp, 1.5000%, 2/1/24 (144A)	5,688,000	5,107,999
Transportation – 1.1%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,409,000	13,610,135
Total Corporate Bonds (cost $1,064,806,992)		1,088,189,039

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 2.1%
Health Care Technology – 0.1%
Change Healthcare Inc*	87,513	$1,277,690
Hotels, Restaurants & Leisure – 0.3%
Red Rock Resorts Inc	150,839	3,240,022
Metals & Mining – 0.5%
Allegheny Technologies Inc*	223,362	5,628,722
Semiconductor & Semiconductor Equipment – 0.5%
ON Semiconductor Corp*	325,725	6,582,902
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	124,305	9,215,973
Total Common Stocks (cost $26,227,202)		25,945,309
Preferred Stocks – 0.7%
Health Care Technology – 0.3%
Change Healthcare Inc, 6.0000%, 6/30/22	59,550	3,352,665
Specialty Retail – 0.4%
Quiksilver Inc Bankruptcy Equity Certificate*,¢,§	132,324	5,319,425
Total Preferred Stocks (cost $5,514,151)		8,672,090
Investment Companies – 6.2%
Money Markets – 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $78,157,337)	78,157,239	78,157,239
Total Investments (total cost $1,249,761,024) – 101.3%		1,275,992,809
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(16,055,021)
Net Assets – 100%		$1,259,937,788

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,139,084,100	89.3%
Luxembourg	43,337,034	3.4
Ireland	19,316,117	1.5
France	16,798,660	1.3
Zambia	14,162,055	1.1
United Kingdom	13,875,357	1.1
Germany	13,451,178	1.0
Netherlands	7,392,694	0.6
Canada	6,254,055	0.5
Bermuda	2,321,559	0.2

Total	$1,275,992,809	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 6.2%
Money Markets - 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	$1,595,706	$(1,403)	$(98)	$78,157,239

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 6.2%
Money Markets - 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	75,554,659	787,302,278	(784,699,698)	78,157,239

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S32, Fixed Rate of 5.00%, Paid Quarterly	6/20/24	29,350,000	USD	$(1,968,895)	$(277,772)	$(26,072)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

Variation margin payable	$(26,072)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$ 375,838

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$(277,772)

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value
Credit default swaps, sell protection	$ 402,750
Credit default swaps, buy protection	(357,701)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $739,530,997, which represents 58.7% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	$2,536,651	$5,319,425	0.4%

The Fund has registration rights for certain restricted securities held as of June 30, 2019. The issuer incurs all registration costs.

14	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$17,033,619	$-
Bank Loans and Mezzanine Loans	-	57,995,513	-
Corporate Bonds	-	1,088,189,039	-
Common Stocks	25,945,309	-	-
Preferred Stocks	-	3,352,665	5,319,425
Investment Companies	-	78,157,239	-
Total Assets	$25,945,309	$1,244,728,075	$5,319,425
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$-	$26,072	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,197,835,570
Affiliated investments, at value(2)	78,157,239
Cash	398,938
Deposits with brokers for centrally cleared derivatives	940,000
Non-interested Trustees' deferred compensation	31,883
Receivables:
Investments sold	30,972,460
Interest	17,907,754
Fund shares sold	3,028,544
Dividends from affiliates	173,420
Other assets	62,360
Total Assets	1,329,508,168
Liabilities:
Variation margin payable	26,072
Payables:	—
Investments purchased	59,497,636
Fund shares repurchased	8,536,794
Advisory fees	585,908
Dividends	464,611
Transfer agent fees and expenses	168,730
Professional fees	65,370
Non-interested Trustees' deferred compensation fees	31,883
12b-1 Distribution and shareholder servicing fees	25,701
Non-interested Trustees' fees and expenses	8,744
Custodian fees	4,492
Affiliated fund administration fees payable	2,553
Accrued expenses and other payables	151,886
Total Liabilities	69,570,380
Net Assets	$1,259,937,788

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,405,550,293
Total distributable earnings (loss)	(145,612,505)
Total Net Assets	$1,259,937,788
Net Assets - Class A Shares	$28,509,843
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,419,832
Net Asset Value Per Share(3)	$8.34
Maximum Offering Price Per Share(4)	$8.76
Net Assets - Class C Shares	$23,025,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,760,769
Net Asset Value Per Share(3)	$8.34
Net Assets - Class D Shares	$348,040,776
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,740,622
Net Asset Value Per Share	$8.34
Net Assets - Class I Shares	$289,573,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,709,747
Net Asset Value Per Share	$8.34
Net Assets - Class N Shares	$124,802,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,968,576
Net Asset Value Per Share	$8.34
Net Assets - Class R Shares	$1,623,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,821
Net Asset Value Per Share	$8.33
Net Assets - Class S Shares	$1,495,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,092
Net Asset Value Per Share	$8.35
Net Assets - Class T Shares	$442,866,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,102,604
Net Asset Value Per Share	$8.34

(1) Includes cost of $1,171,603,687.

(2) Includes cost of $78,157,337.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$81,653,674
Dividends from affiliates	1,595,706
Dividends	146,013
Other income	1,531,961
Foreign tax withheld	(10,325)
Total Investment Income	84,917,029
Expenses:
Advisory fees	7,714,720
12b-1 Distribution and shareholder servicing fees:
Class A Shares	67,498
Class C Shares	269,177
Class R Shares	6,953
Class S Shares	4,567
Transfer agent administrative fees and expenses:
Class D Shares	406,528
Class R Shares	3,485
Class S Shares	4,567
Class T Shares	1,147,021
Transfer agent networking and omnibus fees:
Class A Shares	34,676
Class C Shares	19,780
Class I Shares	273,283
Other transfer agent fees and expenses:
Class A Shares	2,343
Class C Shares	2,363
Class D Shares	66,916
Class I Shares	5,869
Class N Shares	4,819
Class R Shares	147
Class S Shares	101
Class T Shares	5,660
Registration fees	183,488
Shareholder reports expense	129,157
Non-affiliated fund administration fees	109,447
Professional fees	88,463
Affiliated fund administration fees	31,552
Non-interested Trustees’ fees and expenses	27,430
Custodian fees	27,104
Other expenses	468,592
Total Expenses	11,105,706
Less: Excess Expense Reimbursement and Waivers	(38,683)
Net Expenses	11,067,023
Net Investment Income/(Loss)	73,850,006

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments	$(22,634,341)
Investments in affiliates	(1,403)
Swap contracts	375,838
Total Net Realized Gain/(Loss) on Investments	(22,259,906)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	44,268,122
Investments in affiliates	(98)
Swap contracts	(277,772)
Total Change in Unrealized Net Appreciation/Depreciation	43,990,252
Net Increase/(Decrease) in Net Assets Resulting from Operations	$95,580,352

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$73,850,006	$103,858,863
Net realized gain/(loss) on investments	(22,259,906)	(2,576,488)
Change in unrealized net appreciation/depreciation	43,990,252	(62,678,622)
Net Increase/(Decrease) in Net Assets Resulting from Operations	95,580,352	38,603,753
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,426,849)	N/A
Class C Shares	(1,283,602)	N/A
Class D Shares	(18,772,121)	N/A
Class I Shares	(18,012,344)	N/A
Class N Shares	(9,616,310)	N/A
Class R Shares	(67,773)	N/A
Class S Shares	(93,555)	N/A
Class T Shares	(24,989,015)	N/A
Total Dividends and Distributions to Shareholders	(74,261,569)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(1,943,974)
Class C Shares	N/A	(1,860,982)
Class D Shares	N/A	(20,940,998)
Class I Shares	N/A	(35,581,941)
Class N Shares	N/A	(4,352,321)
Class R Shares	N/A	(70,423)
Class S Shares	N/A	(91,787)
Class T Shares	N/A	(39,073,839)
Total Dividends from Net Investment Income	N/A	(103,916,265)
Net Decrease from Dividends and Distributions to Shareholders	(74,261,569)	(103,916,265)
Capital Share Transactions:
Class A Shares	(4,313,479)	(5,990,717)
Class C Shares	(11,191,724)	(7,880,046)
Class D Shares	(12,268,334)	(7,843,257)
Class I Shares	(89,943,226)	(372,291,594)
Class N Shares	(85,855,927)	183,149,077
Class R Shares	229,834	(28,684)
Class S Shares	(528,235)	361,786
Class T Shares	(80,459,243)	(282,447,436)
Net Increase/(Decrease) from Capital Share Transactions	(284,330,334)	(492,970,871)
Net Increase/(Decrease) in Net Assets	(263,011,551)	(558,283,383)
Net Assets:
Beginning of period	1,522,949,339	2,081,232,722
End of period(2)	$1,259,937,788	$1,522,949,339

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $549,762 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.50	$8.17	$8.55	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.46	0.50	0.45	0.51
Net realized and unrealized gain/(loss)	0.16	(0.32)	0.33	(0.38)	(0.67)
Total from Investment Operations	0.59	0.14	0.83	0.07	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.46)	(0.50)	(0.45)	(0.50)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.43)	(0.46)	(0.50)	(0.45)	(0.70)
Net Asset Value, End of Period	$8.34	$8.18	$8.50	$8.17	$8.55
Total Return*	7.48%	1.58%	10.32%	0.94%	(1.61)%
Net Assets, End of Period (in thousands)	$28,510	$32,487	$39,747	$152,449	$185,912
Average Net Assets for the Period (in thousands)	$27,131	$35,915	$59,850	$147,155	$263,855
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of Net Investment Income/(Loss)	5.23%	5.41%	5.86%	5.46%	5.69%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.40	0.44	0.39	0.44
Net realized and unrealized gain/(loss)	0.17	(0.32)	0.33	(0.38)	(0.65)
Total from Investment Operations	0.54	0.08	0.77	0.01	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.40)	(0.44)	(0.40)	(0.44)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.38)	(0.40)	(0.44)	(0.40)	(0.64)
Net Asset Value, End of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Total Return*	6.78%	0.92%	9.57%	0.18%	(2.20)%
Net Assets, End of Period (in thousands)	$23,026	$33,888	$43,169	$49,861	$61,023
Average Net Assets for the Period (in thousands)	$27,890	$39,154	$46,514	$53,472	$68,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.68%	1.68%	1.62%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.68%	1.68%	1.62%	1.70%
Ratio of Net Investment Income/(Loss)	4.57%	4.75%	5.19%	4.83%	4.96%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.48	0.52	0.46	0.52
Net realized and unrealized gain/(loss)	0.16	(0.32)	0.33	(0.39)	(0.65)
Total from Investment Operations	0.61	0.16	0.85	0.07	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.48)	(0.52)	(0.46)	(0.52)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.45)	(0.48)	(0.52)	(0.46)	(0.72)
Net Asset Value, End of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Total Return*	7.74%	1.82%	10.56%	1.02%	(1.29)%
Net Assets, End of Period (in thousands)	$348,041	$354,349	$376,111	$331,067	$353,037
Average Net Assets for the Period (in thousands)	$339,785	$370,556	$359,572	$328,551	$372,925
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.77%	0.78%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.77%	0.78%	0.77%
Ratio of Net Investment Income/(Loss)	5.49%	5.65%	6.10%	5.67%	5.88%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.19	$8.50	$8.17	$8.56	$9.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.48	0.53	0.47	0.53
Net realized and unrealized gain/(loss)	0.16	(0.31)	0.32	(0.39)	(0.66)
Total from Investment Operations	0.61	0.17	0.85	0.08	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.48)	(0.52)	(0.47)	(0.53)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.46)	(0.48)	(0.52)	(0.47)	(0.73)
Net Asset Value, End of Period	$8.34	$8.19	$8.50	$8.17	$8.56
Total Return*	7.68%	2.01%	10.67%	1.10%	(1.32)%
Net Assets, End of Period (in thousands)	$289,574	$373,573	$766,952	$317,634	$281,687
Average Net Assets for the Period (in thousands)	$323,343	$623,820	$535,202	$249,522	$311,969
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.71%	0.68%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.71%	0.68%	0.70%	0.70%
Ratio of Net Investment Income/(Loss)	5.54%	5.70%	6.23%	5.76%	5.96%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.47	0.53	0.48	0.53
Net realized and unrealized gain/(loss)	0.16	(0.30)	0.33	(0.39)	(0.64)
Total from Investment Operations	0.62	0.17	0.86	0.09	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.49)	(0.53)	(0.48)	(0.54)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.46)	(0.49)	(0.53)	(0.48)	(0.74)
Net Asset Value, End of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Total Return*	7.90%	1.98%	10.73%	1.18%	(1.14)%
Net Assets, End of Period (in thousands)	$124,803	$209,887	$30,455	$21,259	$14,751
Average Net Assets for the Period (in thousands)	$170,511	$73,663	$27,197	$17,347	$9,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.67%	0.62%	0.63%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.67%	0.62%	0.63%	0.61%
Ratio of Net Investment Income/(Loss)	5.61%	5.89%	6.27%	5.85%	5.99%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

Class R Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.49	$8.17	$8.55	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.42	0.46	0.41	0.47
Net realized and unrealized gain/(loss)	0.15	(0.31)	0.32	(0.38)	(0.66)
Total from Investment Operations	0.54	0.11	0.78	0.03	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.42)	(0.46)	(0.41)	(0.47)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.39)	(0.42)	(0.46)	(0.41)	(0.67)
Net Asset Value, End of Period	$8.33	$8.18	$8.49	$8.17	$8.55
Total Return*	6.89%	1.28%	9.77%	0.54%	(2.00)%
Net Assets, End of Period (in thousands)	$1,623	$1,365	$1,447	$1,413	$1,631
Average Net Assets for the Period (in thousands)	$1,397	$1,411	$1,457	$1,555	$1,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.45%	1.38%	1.38%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.45%	1.38%	1.38%	1.37%
Ratio of Net Investment Income/(Loss)	4.82%	4.99%	5.49%	5.07%	5.28%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.19	$8.51	$8.19	$8.57	$9.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.44	0.49	0.44	0.49
Net realized and unrealized gain/(loss)	0.17	(0.32)	0.32	(0.38)	(0.66)
Total from Investment Operations	0.58	0.12	0.81	0.06	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.44)	(0.49)	(0.44)	(0.49)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.42)	(0.44)	(0.49)	(0.44)	(0.69)
Net Asset Value, End of Period	$8.35	$8.19	$8.51	$8.19	$8.57
Total Return*	7.29%	1.44%	10.05%	0.83%	(1.73)%
Net Assets, End of Period (in thousands)	$1,496	$1,995	$1,702	$1,761	$2,785
Average Net Assets for the Period (in thousands)	$1,833	$1,746	$1,801	$2,311	$4,219
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.19%	1.12%	1.13%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.18%	1.11%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	5.07%	5.26%	5.76%	5.33%	5.54%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.18	$8.50	$8.17	$8.56	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.47	0.51	0.46	0.51
Net realized and unrealized gain/(loss)	0.16	(0.32)	0.33	(0.39)	(0.64)
Total from Investment Operations	0.60	0.15	0.84	0.07	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.47)	(0.51)	(0.46)	(0.52)
Distributions (from capital gains)	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.44)	(0.47)	(0.51)	(0.46)	(0.72)
Net Asset Value, End of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Total Return*	7.64%	1.73%	10.47%	0.94%	(1.38)%
Net Assets, End of Period (in thousands)	$442,866	$515,406	$821,650	$1,193,347	$1,218,907
Average Net Assets for the Period (in thousands)	$460,568	$703,671	$1,017,073	$1,172,930	$1,305,785
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.88%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.88%	0.86%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	5.39%	5.55%	6.00%	5.59%	5.79%
Portfolio Turnover Rate	110%	114%	102%	66%	71%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

26	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

28	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the

30	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

Janus Investment Fund	31

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Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

32	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

Janus Investment Fund	33

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Notes to Financial Statements

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

34	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.57% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

36	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $15,099.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $21 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,724.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $25,855,782 in purchases and $51,995,996 in sales, resulting in a net realized loss of $1,472,288. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 813,629	$ -	$(171,158,975)	$ -	$ -	$ (299,068)	$ 25,031,909

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(49,050,888)	$(122,108,087)	$ (171,158,975)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,250,960,900	$37,118,795	$(12,086,886)	$ 25,031,909

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (1,968,895)	$ -	$ (277,772)	$ (277,772)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

38	JUNE 30, 2019

Janus Henderson High-Yield Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 74,261,569	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 103,916,265	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 862,070	$ (862,070)

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,744,144	$ 14,240,678	1,239,915	$ 10,353,411
Reinvested dividends and distributions	155,258	1,265,234	201,909	1,697,723
Shares repurchased	(2,451,426)	(19,819,391)	(2,148,133)	(18,041,851)
Net Increase/(Decrease)	(552,024)	$ (4,313,479)	(706,309)	$ (5,990,717)
Class C Shares:
Shares sold	229,538	$ 1,878,130	264,045	$ 2,233,286
Reinvested dividends and distributions	140,481	1,144,237	198,814	1,672,037
Shares repurchased	(1,750,549)	(14,214,091)	(1,400,548)	(11,785,369)
Net Increase/(Decrease)	(1,380,530)	$ (11,191,724)	(937,689)	$ (7,880,046)
Class D Shares:
Shares sold	4,376,734	$ 35,743,125	5,960,357	$ 50,275,161
Reinvested dividends and distributions	1,987,641	16,192,348	2,149,741	18,061,939
Shares repurchased	(7,937,925)	(64,203,807)	(9,057,129)	(76,180,357)
Net Increase/(Decrease)	(1,573,550)	$ (12,268,334)	(947,031)	$ (7,843,257)
Class I Shares:
Shares sold	20,588,098	$166,338,668	28,218,182	$ 236,841,265
Reinvested dividends and distributions	1,802,956	14,697,067	3,145,595	26,463,007
Shares repurchased	(33,314,921)	(270,978,961)	(75,948,769)	(635,595,866)
Net Increase/(Decrease)	(10,923,867)	$ (89,943,226)	(44,584,992)	$(372,291,594)
Class N Shares:
Shares sold	4,241,158	$ 34,323,031	29,415,108	$ 244,464,611
Reinvested dividends and distributions	1,181,098	9,607,077	475,575	3,948,784
Shares repurchased	(16,109,183)	(129,786,035)	(7,818,295)	(65,264,318)
Net Increase/(Decrease)	(10,686,927)	$ (85,855,927)	22,072,388	$ 183,149,077
Class R Shares:
Shares sold	62,653	$ 512,663	25,066	$ 210,911
Reinvested dividends and distributions	6,963	56,720	6,321	53,079
Shares repurchased	(41,781)	(339,549)	(34,760)	(292,674)
Net Increase/(Decrease)	27,835	$ 229,834	(3,373)	$ (28,684)
Class S Shares:
Shares sold	46,912	$ 381,507	78,740	$ 660,397
Reinvested dividends and distributions	11,382	92,806	10,913	91,696
Shares repurchased	(122,636)	(1,002,548)	(46,163)	(390,307)
Net Increase/(Decrease)	(64,342)	$ (528,235)	43,490	$ 361,786
Class T Shares:
Shares sold	8,225,420	$ 66,971,112	11,285,806	$ 95,175,599
Reinvested dividends and distributions	3,007,624	24,508,361	4,579,259	38,535,138
Shares repurchased	(21,119,194)	(171,938,716)	(49,552,794)	(416,158,173)
Net Increase/(Decrease)	(9,886,150)	$ (80,459,243)	(33,687,729)	$(282,447,436)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,411,981,987	$1,700,856,253	$ -	$ -

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Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

58	JUNE 30, 2019

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

62	JUNE 30, 2019

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

64	JUNE 30, 2019

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson High-Yield Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93026 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This long-only, international developed-markets equity fund seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility than the MSCI EAFE® Index.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2019, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 0.24%. This compares to the 1.08% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility, lower absolute volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

International equity markets were highly volatile over the past 12 months. After a decline of over 11% in the second half of 2018, the MSCI EAFE Index rebounded strongly and gained over 14% in the first half of 2019, resulting in a one-year return of 1.08%. The Janus Henderson International Managed Volatility Fund posted a return of 0.24% during the period.

While the Fund’s defensive positioning acted as a tailwind to relative performance during the market sell-off periods, overall it was a detractor over the past 12 months. In particular, an average overweight to lower beta stocks was a headwind on the Fund’s relative performance during the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund benefited from an average overweight to the defensive utilities sector, which was the strongest-performing sector during the period. However, an overall negative selection effect more than offset the positive benefits from favorable sector positioning and detracted from the Fund’s relative performance during the period, especially within the consumer staples and industrials sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund can achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

2	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.8%
Hong Kong & China Gas Co Ltd
Gas Utilities	2.6%
Link REIT
Equity Real Estate Investment Trusts (REITs)	2.5%
Bank Leumi Le-Israel BM
Banks	1.6%
Check Point Software Technologies Ltd
Software	1.5%
11.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.9%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.19%	2.68%	7.11%	1.95%	1.19%
Class A Shares at MOP	-5.94%	1.47%	6.47%	1.45%
Class C Shares at NAV	-0.92%	1.97%	6.82%	1.59%	1.91%
Class C Shares at CDSC	-1.88%	1.97%	6.82%	1.59%
Class D Shares(1)	0.07%	2.93%	7.23%	2.03%	0.97%
Class I Shares	0.24%	3.05%	7.33%	2.17%	0.87%
Class N Shares	0.32%	3.05%	7.33%	2.17%	0.78%
Class S Shares	-0.18%	2.64%	7.14%	1.93%	1.38%
Class T Shares	0.00%	2.86%	7.14%	1.41%	1.03%
MSCI EAFE Index	1.08%	2.25%	6.90%	1.63%
Morningstar Quartile - Class I Shares	3rd	3rd	4th	3rd
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	301/483	279/413	249/342	204/300

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain

4	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 31, 2018, Adrian Banner, Vassilios Papathanakos and Joseph Runnels are Co-Portfolios Managers of the Fund.

*The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,094.20	$6.79	$1,000.00	$1,018.25	$6.54	1.31%
Class C Shares	$1,000.00	$1,090.10	$10.59	$1,000.00	$1,014.57	$10.22	2.04%
Class D Shares	$1,000.00	$1,094.60	$5.92	$1,000.00	$1,019.14	$5.71	1.14%
Class I Shares	$1,000.00	$1,096.90	$5.04	$1,000.00	$1,019.98	$4.86	0.97%
Class N Shares	$1,000.00	$1,097.00	$4.63	$1,000.00	$1,020.38	$4.46	0.89%
Class S Shares	$1,000.00	$1,093.50	$7.53	$1,000.00	$1,017.60	$7.25	1.45%
Class T Shares	$1,000.00	$1,094.40	$6.02	$1,000.00	$1,019.04	$5.81	1.16%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 1.0%
Airbus SE	2,261	$320,466
Elbit Systems Ltd	409	60,906
Singapore Technologies Engineering Ltd	159,600	488,463
Thales SA	1,816	224,301
		1,094,136
Air Freight & Logistics – 0.3%
SG Holdings Co Ltd	7,500	212,546
Yamato Holdings Co Ltd	7,900	160,565
		373,111
Airlines – 0.6%
ANA Holdings Inc	3,200	105,915
Japan Airlines Co Ltd	17,700	565,316
		671,231
Auto Components – 0.1%
Bridgestone Corp#	1,500	59,026
Automobiles – 0.1%
Nissan Motor Co Ltd	19,300	138,144
Suzuki Motor Corp	700	32,883
		171,027
Banks – 4.3%
Bank Hapoalim BM*	46,856	347,695
Bank Leumi Le-Israel BM	253,694	1,832,732
DBS Group Holdings Ltd	12,700	243,729
Hang Seng Bank Ltd	65,100	1,620,958
Japan Post Bank Co Ltd	5,100	51,757
Lloyds Banking Group PLC	224,187	161,083
Mediobanca Banca di Credito Finanziario SpA	22,501	231,901
Mizrahi Tefahot Bank Ltd*	9,753	225,021
Royal Bank of Scotland Group PLC	61,966	172,934
		4,887,810
Beverages – 3.1%
Carlsberg A/S	3,756	498,076
Coca-Cola Amatil Ltd	19,406	139,208
Coca-Cola European Partners PLC	23,587	1,332,665
Davide Campari-Milano SpA	28,088	275,081
Diageo PLC	17,643	758,058
Heineken NV	2,279	254,259
Pernod Ricard SA	598	110,163
Suntory Beverage & Food Ltd	4,000	173,840
		3,541,350
Capital Markets – 2.1%
3i Group PLC	52,405	740,905
ASX Ltd	7,354	425,177
Deutsche Boerse AG	1,236	174,793
Hargreaves Lansdown PLC	7,795	189,929
Hong Kong Exchanges & Clearing Ltd	6,400	225,967
London Stock Exchange Group PLC	1,927	134,226
Partners Group Holding AG	273	214,584
Schroders PLC	4,516	174,885
Singapore Exchange Ltd	16,300	95,436
		2,375,902
Chemicals – 0.7%
Akzo Nobel NV	1,060	99,582
Givaudan SA (REG)	172	485,788
Hitachi Chemical Co Ltd	7,200	195,429
Sika AG (REG)	372	63,512
		844,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.9%
Brambles Ltd	25,890	$234,059
Edenred	3,987	203,325
Secom Co Ltd	5,500	473,163
Societe BIC SA	1,525	116,240
		1,026,787
Communications Equipment – 0%
Nokia OYJ	11,492	57,038
Construction & Engineering – 0.1%
Ferrovial SA	6,467	165,487
Containers & Packaging – 0.1%
Toyo Seikan Group Holdings Ltd	4,100	81,315
Diversified Telecommunication Services – 2.1%
Elisa OYJ	11,039	538,485
HKT Trust & HKT Ltd	656,000	1,041,350
Proximus SADP	6,352	187,168
Spark New Zealand Ltd	176,262	473,511
Swisscom AG (REG)	347	174,282
		2,414,796
Electric Utilities – 8.9%
Chubu Electric Power Co Inc	17,200	241,167
Chugoku Electric Power Co Inc	44,000	554,286
CK Infrastructure Holdings Ltd	57,500	468,898
CLP Holdings Ltd	287,000	3,167,089
EDP - Energias de Portugal SA	13,925	52,904
Endesa SA#	18,656	479,517
Enel SpA	93,068	649,612
HK Electric Investments & HK Electric Investments Ltd (144A)	421,000	431,165
Iberdrola SA	58,509	583,055
Kansai Electric Power Co Inc	18,000	206,132
Kyushu Electric Power Co Inc	52,300	513,297
Orsted A/S	11,328	979,820
Power Assets Holdings Ltd	73,000	525,207
Red Electrica Corp SA	26,462	550,953
SSE PLC	10,598	150,979
Terna Rete Elettrica Nazionale SpA	59,053	375,937
Tohoku Electric Power Co Inc	15,600	157,592
Tokyo Electric Power Co Holdings Inc*	32,000	166,827
		10,254,437
Electrical Equipment – 0.1%
Vestas Wind Systems A/S	1,196	103,339
Electronic Equipment, Instruments & Components – 0.3%
Halma PLC	6,817	174,841
Kyocera Corp	2,700	176,201
		351,042
Entertainment – 0.6%
Toho Co Ltd/Tokyo	15,600	662,783
Equity Real Estate Investment Trusts (REITs) – 12.5%
CapitaLand Commercial Trust	326,900	524,413
Covivio	4,268	446,615
Daiwa House REIT Investment Corp	169	407,763
Dexus#	106,983	974,689
Goodman Group	104,781	1,105,397
GPT Group	184,639	797,031
Japan Prime Realty Investment Corp	132	571,837
Japan Real Estate Investment Corp	215	1,308,349
Japan Retail Fund Investment Corp	354	715,881
Land Securities Group PLC	33,562	355,056
Link REIT	233,500	2,869,652
Nippon Building Fund Inc	224	1,533,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Nippon Prologis REIT Inc	205	$473,326
Nomura Real Estate Master Fund Inc	616	946,857
Segro PLC	11,617	107,705
Suntec Real Estate Investment Trust	241,900	346,925
United Urban Investment Corp	438	733,792
Vicinity Centres	39,277	67,543
		14,286,337
Food & Staples Retailing – 3.6%
Aeon Co Ltd	4,000	68,683
Casino Guichard Perrachon SA#	4,205	143,408
Colruyt SA	9,128	529,214
Dairy Farm International Holdings LTD	9,700	69,355
FamilyMart UNY Holdings Co Ltd	8,000	190,872
ICA Gruppen AB#	4,851	208,632
Koninklijke Ahold Delhaize NV	54,474	1,224,776
Lawson Inc	3,600	172,653
METRO AG#	23,668	432,512
Seven & i Holdings Co Ltd	3,300	111,673
Tesco PLC	56,592	162,894
Wm Morrison Supermarkets PLC	54,685	139,839
Woolworths Group Ltd	30,909	720,928
		4,175,439
Food Products – 5.3%
A2 Milk CO LTD*	48,392	476,776
Chocoladefabriken Lindt & Spruengli AG (PC)	26	189,311
Chocoladefabriken Lindt & Spruengli AG (REG)	1	81,369
Kerry Group PLC	10,876	1,298,206
MEIJI Holdings Co Ltd	1,900	135,714
Mowi ASA	60,233	1,408,891
Nestle SA (REG)	14,151	1,465,567
Nisshin Seifun Group Inc	3,600	82,119
Orkla ASA	7,378	65,483
Toyo Suisan Kaisha Ltd	4,400	181,224
Vitasoy International Holdings Ltd	38,000	182,669
Wilmar International Ltd	191,900	524,898
		6,092,227
Gas Utilities – 4.3%
APA Group	13,397	101,557
Hong Kong & China Gas Co Ltd	1,359,168	3,013,645
Naturgy Energy Group SA	20,019	551,418
Osaka Gas Co Ltd	9,400	163,672
Toho Gas Co Ltd	13,800	507,579
Tokyo Gas Co Ltd	26,600	626,136
		4,964,007
Health Care Equipment & Supplies – 0.8%
Fisher & Paykel Healthcare Corp Ltd	24,853	258,047
Hoya Corp	1,600	122,508
Olympus Corp	16,000	177,514
Smith & Nephew PLC	3,731	80,770
Sonova Holding AG (REG)	1,067	242,530
Terumo Corp	2,000	59,555
		940,924
Health Care Providers & Services – 0.6%
Alcon Inc*	3,399	209,973
Ramsay Health Care Ltd	4,034	204,546
Sonic Healthcare Ltd	15,301	291,049
		705,568
Hotels, Restaurants & Leisure – 1.7%
Carnival PLC	2,844	125,627

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Compass Group PLC	19,232	$460,783
McDonald's Holdings Co Japan Ltd#	10,800	475,881
Oriental Land Co Ltd/Japan	6,000	742,486
Sodexo SA	1,693	197,850
		2,002,627
Household Durables – 0.7%
Barratt Developments PLC	22,596	164,279
Husqvarna AB	19,881	186,044
Sekisui House Ltd	10,500	172,938
Techtronic Industries Co Ltd	32,000	244,975
		768,236
Household Products – 0.6%
Essity AB	6,518	200,413
Lion Corp	8,300	154,528
Unicharm Corp	10,300	309,955
		664,896
Independent Power and Renewable Electricity Producers – 0.5%
Meridian Energy Ltd	151,764	484,143
Uniper SE	1,977	59,850
		543,993
Industrial Conglomerates – 1.5%
Jardine Matheson Holdings Ltd	16,300	1,027,226
Jardine Strategic Holdings Ltd	3,900	148,707
Keihan Holdings Co Ltd	12,900	561,832
		1,737,765
Information Technology Services – 0.6%
Fujitsu Ltd	2,700	188,148
GMO Payment Gateway Inc	2,500	171,846
Obic Co Ltd	1,500	169,759
Wix.com Ltd*	933	132,579
		662,332
Insurance – 5.6%
Admiral Group PLC	26,143	732,916
Ageas	3,706	192,576
Assicurazioni Generali SpA	10,844	204,143
Direct Line Insurance Group PLC	88,970	374,817
Gjensidige Forsikring ASA	8,650	174,280
Hannover Rueck SE	2,909	470,250
Insurance Australia Group Ltd	44,509	258,050
Japan Post Holdings Co Ltd	58,300	659,796
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	711	178,384
Poste Italiane SpA (144A)	57,737	607,786
QBE Insurance Group Ltd	23,691	196,718
SCOR SE	5,649	247,625
Sony Financial Holdings Inc	3,100	74,423
Swiss Life Holding AG (REG)	2,065	1,023,824
Swiss Re AG	1,711	174,011
Tokio Marine Holdings Inc	800	40,067
Tryg A/S	17,772	577,938
Zurich Insurance Group AG	595	207,256
		6,394,860
Interactive Media & Services – 0.4%
Auto Trader Group PLC (144A)	65,772	457,470
Internet & Direct Marketing Retail – 0.4%
Ocado Group PLC*	13,347	197,767
Rakuten Inc	25,500	302,783
		500,550

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Leisure Products – 0.9%
Bandai Namco Holdings Inc	13,200	$640,408
Shimano Inc	2,800	416,364
		1,056,772
Machinery – 0.6%
Mitsubishi Heavy Industries Ltd	11,800	513,486
Spirax-Sarco Engineering PLC	1,472	171,667
		685,153
Media – 0.5%
Eutelsat Communications SA	4,703	87,895
Informa PLC	10,849	115,021
Pearson PLC	6,698	69,685
SES SA	7,827	122,344
Telenet Group Holding NV	3,623	201,813
		596,758
Metals & Mining – 2.7%
Anglo American PLC	5,133	146,282
BHP Group Ltd	6,008	173,573
BHP Group PLC	5,153	131,836
Boliden AB	4,342	111,076
Fortescue Metals Group Ltd	183,607	1,162,445
Newcrest Mining Ltd	30,246	678,290
Rio Tinto Ltd	4,925	358,685
Rio Tinto PLC	6,266	388,288
		3,150,475
Multiline Retail – 0.6%
Next PLC	2,662	186,775
Pan Pacific International Holdings Corp	5,800	368,015
Wesfarmers Ltd	3,026	76,802
		631,592
Multi-Utilities – 1.2%
AGL Energy Ltd	19,006	266,940
Innogy SE (144A)	15,351	727,709
National Grid PLC	31,527	334,568
Suez	3,399	49,034
		1,378,251
Oil, Gas & Consumable Fuels – 2.2%
Enagas SA	6,005	160,218
Neste Oyj	46,903	1,591,053
Snam SpA	151,620	753,395
		2,504,666
Personal Products – 1.7%
Beiersdorf AG	292	35,037
Kao Corp	8,800	670,204
Kose Corp	300	50,288
L'Oreal SA	588	167,444
Shiseido Co Ltd	2,700	203,402
Unilever NV	6,212	378,231
Unilever PLC	6,468	401,956
		1,906,562
Pharmaceuticals – 3.0%
Astellas Pharma Inc	10,300	146,665
AstraZeneca PLC	3,188	260,597
Daiichi Sankyo Co Ltd	13,800	721,364
GlaxoSmithKline PLC	8,735	174,857
H Lundbeck A/S	4,254	168,093
Merck KGaA	377	39,412
Novartis AG	1,794	163,993
Novo Nordisk A/S	2,490	126,925

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Recordati SpA	12,850	$535,526
Roche Holding AG	3,146	885,477
Sanofi	434	37,452
Sumitomo Dainippon Pharma Co Ltd	2,400	45,484
UCB SA	942	78,088
		3,383,933
Professional Services – 1.1%
Adecco Group AG	2,868	172,409
Experian PLC	6,014	182,041
RELX PLC	15,802	383,117
Teleperformance	133	26,641
Wolters Kluwer NV	6,622	481,937
		1,246,145
Real Estate Management & Development – 4.7%
Azrieli Group Ltd	2,282	152,952
Deutsche Wohnen SE	12,823	470,407
Hang Lung Properties Ltd	143,000	340,136
Henderson Land Development Co Ltd	61,600	339,488
Hongkong Land Holdings Ltd	126,100	812,084
Hysan Development Co Ltd	45,000	232,449
New World Development Co Ltd	161,000	251,865
Sun Hung Kai Properties Ltd	6,500	110,256
Swire Pacific Ltd	74,000	909,440
Swire Properties Ltd	102,200	412,783
Swiss Prime Site AG (REG)*	1,801	157,343
Vonovia SE	8,868	423,409
Wharf Real Estate Investment Co Ltd	35,000	246,659
Wheelock & Co Ltd	78,000	559,183
		5,418,454
Road & Rail – 4.0%
Central Japan Railway Co	2,600	520,482
ComfortDelGro Corp Ltd	265,000	521,106
Keio Corp	7,000	460,390
Kintetsu Group Holdings Co Ltd	15,900	761,076
Kyushu Railway Co	18,200	530,130
MTR Corp Ltd	160,500	1,080,767
Nagoya Railroad Co Ltd	11,000	304,184
Odakyu Electric Railway Co Ltd	7,700	188,357
West Japan Railway Co	3,200	258,731
		4,625,223
Software – 2.8%
Check Point Software Technologies Ltd*	15,147	1,751,145
CyberArk Software Ltd*	1,109	141,775
Micro Focus International PLC	6,400	167,722
Nice Ltd*	7,007	953,249
Sage Group PLC	21,867	222,782
		3,236,673
Specialty Retail – 1.1%
Fast Retailing Co Ltd	800	483,340
Hikari Tsushin Inc	1,400	305,065
Yamada Denki Co Ltd	96,300	426,114
		1,214,519
Technology Hardware, Storage & Peripherals – 0.2%
FUJIFILM Holdings Corp	3,700	187,506
Textiles, Apparel & Luxury Goods – 1.5%
adidas AG	983	303,395
Hermes International	1,592	1,147,769
Kering SA	360	212,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Puma SE	1,690	$112,678
		1,776,692
Tobacco – 0.6%
Imperial Brands PLC	14,933	350,160
Japan Tobacco Inc	7,000	154,513
Swedish Match AB	4,887	206,389
		711,062
Trading Companies & Distributors – 0.6%
Bunzl PLC	17,789	469,124
ITOCHU Corp	7,300	139,533
Mitsubishi Corp	3,200	84,304
		692,961
Transportation Infrastructure – 2.5%
Aena SME SA (144A)	1,239	245,501
Atlantia SpA	25,118	654,177
Getlink SE	30,646	490,874
Kamigumi Co Ltd	4,500	106,447
Sydney Airport	89,650	505,921
Transurban Group	80,503	832,887
		2,835,807
Water Utilities – 0.8%
Severn Trent PLC	16,143	419,773
United Utilities Group PLC	48,573	482,776
		902,549
Wireless Telecommunication Services – 1.1%
KDDI Corp	6,600	167,969
NTT DOCOMO Inc	47,200	1,100,093
		1,268,062
Total Common Stocks (cost $101,292,550)		113,441,974
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£ (cost $2,235,123)	2,235,123	2,235,123
Total Investments (total cost $103,527,673) – 100.8%		115,677,097
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(961,777)
Net Assets – 100%		$114,715,320

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$28,197,753	24.4%
Hong Kong	20,331,973	17.6
United Kingdom	11,076,790	9.6
Australia	9,571,495	8.3
Switzerland	5,911,229	5.1
Israel	5,598,054	4.8
France	4,352,296	3.8
Italy	4,287,558	3.7
Netherlands	3,771,450	3.2
Germany	3,427,836	3.0
Singapore	2,744,970	2.4
Spain	2,736,149	2.4
Denmark	2,454,191	2.1
United States	2,235,123	1.9
Finland	2,186,576	1.9
New Zealand	1,692,477	1.5
Norway	1,648,654	1.4
Ireland	1,298,206	1.1
Belgium	1,188,859	1.0
Sweden	912,554	0.8
Portugal	52,904	0.0

Total	$115,677,097	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$7,027∆	$-	$-	$2,235,123
Money Markets – N/A
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	26,387	101	-	-
Total Affiliated Investments - 2.0%	$33,414	$101	$-	$2,235,123

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	-	16,048,025	(13,812,902)	2,235,123
Money Markets - N/A
Janus Henderson Cash Liquidity LLC, 2.5000%ºº	1,508,097	41,399,948	(42,908,045)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $2,469,631, which represents 2.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$113,441,974	$-	$-
Investment Companies	-	2,235,123	-
Total Assets	$113,441,974	$2,235,123	$-

16	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$113,441,974
Affiliated investments, at value(3)	2,235,123
Cash	1,242,113
Cash denominated in foreign currency(4)	582,691
Non-interested Trustees' deferred compensation	2,915
Receivables:
Investments sold	1,738,822
Fund shares sold	426,838
Dividends	349,792
Foreign tax reclaims	228,326
Other assets	5,677
Total Assets	120,254,271
Liabilities:
Foreign cash due to custodian	586,283
Collateral for securities loaned (Note 2)	2,235,123
Payables:	—
Investments purchased	1,671,749
Fund shares repurchased	837,367
Advisory fees	51,238
Professional fees	45,127
Transfer agent fees and expenses	11,791
Custodian fees	5,842
Non-interested Trustees' deferred compensation fees	2,915
12b-1 Distribution and shareholder servicing fees	1,824
Non-interested Trustees' fees and expenses	774
Affiliated fund administration fees payable	236
Accrued expenses and other payables	88,682
Total Liabilities	5,538,951
Net Assets	$114,715,320

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,590,879
Total distributable earnings (loss)	12,124,441
Total Net Assets	$114,715,320
Net Assets - Class A Shares	$1,608,686
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,939
Net Asset Value Per Share(5)	$8.94
Maximum Offering Price Per Share(6)	$9.49
Net Assets - Class C Shares	$1,439,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	165,135
Net Asset Value Per Share(5)	$8.72
Net Assets - Class D Shares	$4,395,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	500,015
Net Asset Value Per Share	$8.79
Net Assets - Class I Shares	$64,296,538
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,284,247
Net Asset Value Per Share	$8.83
Net Assets - Class N Shares	$34,746,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,940,777
Net Asset Value Per Share	$8.82
Net Assets - Class S Shares	$1,464,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	164,849
Net Asset Value Per Share	$8.88
Net Assets - Class T Shares	$6,764,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	767,468
Net Asset Value Per Share	$8.81

(1) Includes cost of $101,292,550.

(2) Includes $2,123,324 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $2,235,123.

(4) Includes cost of $582,691.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$3,422,359
Interest	34,346
Dividends from affiliates	26,387
Affiliated securities lending income, net	7,027
Other income	10,065
Foreign tax withheld	(294,968)
Total Investment Income	3,205,216
Expenses:
Advisory fees	626,127
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,726
Class C Shares	16,168
Class S Shares	2,965
Transfer agent administrative fees and expenses:
Class D Shares	5,456
Class S Shares	2,965
Class T Shares	15,985
Transfer agent networking and omnibus fees:
Class A Shares	1,258
Class C Shares	1,693
Class I Shares	55,079
Other transfer agent fees and expenses:
Class A Shares	144
Class C Shares	173
Class D Shares	1,403
Class I Shares	3,283
Class N Shares	1,050
Class S Shares	45
Class T Shares	143
Registration fees	151,774
Non-affiliated fund administration fees	69,884
Professional fees	58,818
Custodian fees	29,608
Shareholder reports expense	15,369
Non-interested Trustees’ fees and expenses	3,057
Affiliated fund administration fees	2,676
Other expenses	15,756
Total Expenses	1,084,605
Less: Excess Expense Reimbursement and Waivers	(4,280)
Net Expenses	1,080,325
Net Investment Income/(Loss)	2,124,891

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(517,461)
Investments in affiliates	101
Total Net Realized Gain/(Loss) on Investments	(517,360)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,281,028)
Total Change in Unrealized Net Appreciation/Depreciation	(1,281,028)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$326,503

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$2,124,891	$1,593,255
Net realized gain/(loss) on investments	(517,360)	7,492,857
Change in unrealized net appreciation/depreciation	(1,281,028)	1,087,404
Net Increase/(Decrease) in Net Assets Resulting from Operations	326,503	10,173,516
Dividends and Distributions to Shareholders(1)
Class A Shares	(54,541)	N/A
Class C Shares	(50,038)	N/A
Class D Shares	(178,757)	N/A
Class I Shares	(2,600,429)	N/A
Class N Shares	(1,477,995)	N/A
Class S Shares	(46,567)	N/A
Class T Shares	(256,227)	N/A
Total Dividends and Distributions to Shareholders	(4,664,554)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(6,617)
Class C Shares	N/A	(9,717)
Class D Shares	N/A	(73,697)
Class I Shares	N/A	(727,561)
Class N Shares	N/A	(575,981)
Class S Shares	N/A	(6,393)
Class T Shares	N/A	(158,491)
Total Dividends from Net Investment Income	N/A	(1,558,457)
Net Decrease from Dividends and Distributions to Shareholders	(4,664,554)	(1,558,457)
Capital Share Transactions:
Class A Shares	296,199	(7,282,185)
Class C Shares	(529,995)	(872,157)
Class D Shares	(610,964)	385,877
Class I Shares	3,162,228	25,607,394
Class N Shares	(1,109,209)	1,513,759
Class S Shares	805,735	(88,759)
Class T Shares	810,528	(12,091,564)
Net Increase/(Decrease) from Capital Share Transactions	2,824,522	7,172,365
Net Increase/(Decrease) in Net Assets	(1,513,529)	15,787,424
Net Assets:
Beginning of period	116,228,849	100,441,425
End of period(2)	$114,715,320	$116,228,849

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $785,703 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.32	$8.50	$7.96	$8.03	$9.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.04	0.08	0.11	0.09
Net realized and unrealized gain/(loss)	(0.19)	0.81	0.59	(0.13)	(0.56)
Total from Investment Operations	(0.05)	0.85	0.67	(0.02)	(0.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.13)	(0.05)	(0.15)
Distributions (from capital gains)	(0.21)	—	—	—	(1.01)
Total Dividends and Distributions	(0.33)	(0.03)	(0.13)	(0.05)	(1.16)
Net Asset Value, End of Period	$8.94	$9.32	$8.50	$7.96	$8.03
Total Return*	(0.19)%	10.00%	8.73%	(0.22)%	(4.19)%
Net Assets, End of Period (in thousands)	$1,609	$1,358	$8,240	$4,821	$5,829
Average Net Assets for the Period (in thousands)	$1,493	$2,665	$6,776	$3,145	$5,392
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.19%	1.14%	1.24%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.19%	1.14%	1.24%	1.34%
Ratio of Net Investment Income/(Loss)	1.56%	0.43%	1.05%	1.45%	1.09%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.07	$8.33	$7.81	$7.94	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.03	0.06	0.08	0.03
Net realized and unrealized gain/(loss)	(0.15)	0.75	0.55	(0.15)	(0.56)
Total from Investment Operations	(0.10)	0.78	0.61	(0.07)	(0.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.09)	(0.06)	(0.10)
Distributions (from capital gains)	(0.21)	—	—	—	(1.01)
Total Dividends and Distributions	(0.25)	(0.04)	(0.09)	(0.06)	(1.11)
Net Asset Value, End of Period	$8.72	$9.07	$8.33	$7.81	$7.94
Total Return*	(0.80)%	9.32%	8.02%	(0.86)%	(4.95)%
Net Assets, End of Period (in thousands)	$1,439	$2,035	$2,672	$1,581	$510
Average Net Assets for the Period (in thousands)	$1,641	$2,398	$2,289	$924	$480
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	1.90%	1.89%	1.94%	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	1.90%	1.89%	1.94%	2.01%
Ratio of Net Investment Income/(Loss)	0.63%	0.30%	0.75%	1.05%	0.40%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.17	$8.43	$7.87	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	(0.18)	0.74	0.55	(0.16)	(2.03)
Total from Investment Operations	(0.03)	0.87	0.69	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.13)	(0.12)	—
Distributions (from capital gains)	(0.21)	—	—	—	—
Total Dividends and Distributions	(0.35)	(0.13)	(0.13)	(0.12)	—
Net Asset Value, End of Period	$8.79	$9.17	$8.43	$7.87	$8.00
Total Return*	0.07%	10.32%	9.05%	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$4,396	$5,185	$4,412	$2,282	$504
Average Net Assets for the Period (in thousands)	$4,561	$5,076	$3,132	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	0.97%	0.99%	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	0.97%	0.99%	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	1.67%	1.36%	1.77%	1.97%	1.80%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.21	$8.46	$7.89	$8.00	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.15	0.12	0.14	0.13
Net realized and unrealized gain/(loss)	(0.19)	0.74	0.57	(0.13)	(0.57)
Total from Investment Operations	(0.02)	0.89	0.69	0.01	(0.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.12)	(0.12)	(0.18)
Distributions (from capital gains)	(0.21)	—	—	—	(1.01)
Total Dividends and Distributions	(0.36)	(0.14)	(0.12)	(0.12)	(1.19)
Net Asset Value, End of Period	$8.83	$9.21	$8.46	$7.89	$8.00
Total Return*	0.24%	10.51%	8.99%	0.14%	(3.90)%
Net Assets, End of Period (in thousands)	$64,297	$63,538	$34,748	$66,948	$65,227
Average Net Assets for the Period (in thousands)	$63,723	$49,224	$45,492	$61,549	$64,504
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.87%	0.80%	0.87%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.87%	0.80%	0.87%	0.93%
Ratio of Net Investment Income/(Loss)	1.90%	1.59%	1.51%	1.78%	1.48%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.20	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.14	0.11
Net realized and unrealized gain/(loss)	(0.18)	0.75	0.70
Total from Investment Operations	(0.01)	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.14)	(0.15)
Distributions (from capital gains)	(0.21)	—	—
Total Dividends and Distributions	(0.37)	(0.14)	(0.15)
Net Asset Value, End of Period	$8.82	$9.20	$8.45
Total Return*	0.32%	10.56%	10.72%
Net Assets, End of Period (in thousands)	$34,747	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$35,141	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	1.94%	1.53%	2.00%
Portfolio Turnover Rate	91%	86%	134%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.28	$8.52	$7.98	$8.09	$9.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.08	0.08	0.15	0.09
Net realized and unrealized gain/(loss)	(0.19)	0.76	0.59	(0.17)	(0.57)
Total from Investment Operations	(0.06)	0.84	0.67	(0.02)	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.08)	(0.13)	(0.09)	(0.16)
Distributions (from capital gains)	(0.21)	—	—	—	(1.01)
Total Dividends and Distributions	(0.34)	(0.08)	(0.13)	(0.09)	(1.17)
Net Asset Value, End of Period	$8.88	$9.28	$8.52	$7.98	$8.09
Total Return*	(0.29)%	9.90%	8.70%	(0.18)%	(4.29)%
Net Assets, End of Period (in thousands)	$1,464	$703	$726	$1,009	$67
Average Net Assets for the Period (in thousands)	$1,188	$750	$983	$135	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.38%	1.26%	1.40%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.38%	1.25%	1.26%	1.43%
Ratio of Net Investment Income/(Loss)	1.49%	0.86%	1.02%	1.98%	1.01%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.18	$8.42	$7.87	$7.99	$9.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.11	0.11	0.22	0.09
Net realized and unrealized gain/(loss)	(0.18)	0.76	0.57	(0.23)	(0.55)
Total from Investment Operations	(0.03)	0.87	0.68	(0.01)	(0.46)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.13)	(0.11)	(0.14)
Distributions (from capital gains)	(0.21)	—	—	—	(1.01)
Total Dividends and Distributions	(0.34)	(0.11)	(0.13)	(0.11)	(1.15)
Net Asset Value, End of Period	$8.81	$9.18	$8.42	$7.87	$7.99
Total Return*	0.00%	10.33%	8.96%	(0.14)%	(4.08)%
Net Assets, End of Period (in thousands)	$6,764	$6,177	$16,803	$14,487	$887
Average Net Assets for the Period (in thousands)	$6,411	$13,714	$20,165	$4,865	$1,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.03%	1.00%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.02%	1.00%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	1.70%	1.15%	1.43%	2.90%	1.10%
Portfolio Turnover Rate	91%	86%	134%	74%	191%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

26	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$2,123,324	$—	$(2,123,324)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

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Notes to Financial Statements

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,123,324. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $2,235,123, resulting in the net amount due to the counterparty of $111,799.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $369.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $233.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	87	26
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,151,869	$ -	$ -	$ -	$ (1,025,448)	$ (1,280)	$ 10,999,300

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 104,677,797	$13,082,880	$ (2,083,580)	$ 10,999,300

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,935,353	$ 2,729,201	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,558,457	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 62,546	$ (62,546)

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	61,643	$ 540,282	65,282	$ 596,325
Reinvested dividends and distributions	6,490	53,157	695	6,491
Shares repurchased	(33,979)	(297,240)	(889,172)	(7,885,001)
Net Increase/(Decrease)	34,154	$ 296,199	(823,195)	$ (7,282,185)
Class C Shares:
Shares sold	24,696	$ 209,722	38,603	$ 354,461
Reinvested dividends and distributions	5,991	47,988	1,000	9,124
Shares repurchased	(90,011)	(787,705)	(135,881)	(1,235,742)
Net Increase/(Decrease)	(59,324)	$ (529,995)	(96,278)	$ (872,157)
Class D Shares:
Shares sold	59,395	$ 523,006	185,122	$ 1,709,873
Reinvested dividends and distributions	21,577	173,699	7,836	71,934
Shares repurchased	(146,610)	(1,307,669)	(150,902)	(1,395,930)
Net Increase/(Decrease)	(65,638)	$ (610,964)	42,056	$ 385,877
Class I Shares:
Shares sold	2,364,552	$20,472,709	4,137,631	$ 37,969,192
Reinvested dividends and distributions	321,572	2,598,299	78,383	721,910
Shares repurchased	(2,303,376)	(19,908,780)	(1,420,946)	(13,083,708)
Net Increase/(Decrease)	382,748	$ 3,162,228	2,795,068	$ 25,607,394
Class N Shares:
Shares sold	273,641	$ 2,383,950	480,066	$ 4,444,627
Reinvested dividends and distributions	183,374	1,477,995	62,607	575,981
Shares repurchased	(565,345)	(4,971,154)	(381,142)	(3,506,849)
Net Increase/(Decrease)	(108,330)	$ (1,109,209)	161,531	$ 1,513,759
Class S Shares:
Shares sold	100,851	$ 912,192	10,284	$ 92,872
Reinvested dividends and distributions	5,714	46,567	686	6,393
Shares repurchased	(17,454)	(153,024)	(20,436)	(188,024)
Net Increase/(Decrease)	89,111	$ 805,735	(9,466)	$ (88,759)
Class T Shares:
Shares sold	263,975	$ 2,315,915	331,308	$ 3,108,971
Reinvested dividends and distributions	31,377	253,211	17,132	157,441
Shares repurchased	(200,748)	(1,758,598)	(1,670,275)	(15,357,976)
Net Increase/(Decrease)	94,604	$ 810,528	(1,321,835)	$(12,091,564)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$103,924,479	$ 103,042,485	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2019

Janus Henderson International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$2,729,201
Foreign Taxes Paid	$291,603
Foreign Source Income	$2,917,791
Qualified Dividend Income Percentage	100%

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93014 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Large Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Kevin Preloger portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2019, the Large Cap Value Fund’s Class I Shares returned 7.62% and its benchmark, the Russell 1000® Value Index, returned 8.46%.

The Fund underperformed the Russell 1000 Value Index for the period, as the energy, communication services and consumer discretionary sectors weighed on relative returns. Our stock selection in energy, the weakest-performing group in the period, detracted as oil services stocks underperformed as a slowing rig count increased fears of further pricing erosion. Our large underweight to the sector helped absorb some of this decline. Our holdings in the consumer discretionary sector, led by Delphi Technologies, also detracted. Delphi Technologies is an auto supplier of powertrain solutions for gasoline and diesel engines as well as power electronics for hybrids and electric vehicles. The company missed earnings at the end of 2018 due to lower margins as new products are operating well below scale and the company couples with production cuts. We exited the position during the period given more challenging conditions. Underweighting and holdings in communication services were also relative detractors.

Our holdings in materials, led by Crown Holdings, outperformed as the broad materials sector underperformed for the period. Crown Holdings is one of the largest global manufacturers of aluminum and steel cans for the food and beverage industry. After the company purchased an industrial packaging company in 2018, a strong earnings report with healthy free cash flow showed the acquisition was on target and has helped the stock bounce back from sentiment that was extremely pessimistic. While we still believe Crown is a solid company, the reward/risk has narrowed on the recent appreciation and we took the opportunity to trim the position. Oracle Corporation led stock selection in information technology as the company outperformed during the period due to solid earnings results, as well as a broad-based recovery in technology stocks during the first quarter of 2019 following weakness at the end of 2018. We continue to hold a sizable position in the stock, but did trim our position given strength. Our more defensively oriented holdings in industrials also aided relative returns.

While we do not see multiple sectors of the market as having compelling reward-to-risk ratios, we are finding ideas across industries that are interesting. In the period, we initiated several new positions in a wide variety of sectors including managed care, oil refining and software. As of period end, the Fund had relative overweight positions in financials, technology and real estate investment trusts (REITs). Conversely, the relative underweights are in the communication services, consumer discretionary, energy, health care, materials and industrials sectors. Weightings in consumer staples and utilities are roughly in line with the benchmark. Within financials, our largest sector weighting, we are overweight to both banks and insurance. Recognizing the difficulties inherent to banks in the current interest rate environment, we continue to find the relative valuation of banks compelling, especially when compared to other cyclical companies.

MARKET COMMENTARY

Stocks were volatile during the period as fears of slowing global economic growth, trade tensions, a rising fed funds rate and the potential for a disorderly “Brexit” all weighed on stocks for much of the period. However, and fortunately for the equity markets, stocks ended the period positively as central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

MARKET OUTLOOK

While the stock market has viewed easy money policies as an elixir in the past, it doesn’t solve the bigger problems

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Janus Henderson Large Cap Value Fund (unaudited)

that have been market headwinds of late. Among them: trade policy uncertainty, political dysfunction, geopolitical risks, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets. Certainly, there are positives in the economy that are difficult to ignore including U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending that have all driven equity markets to all-time high levels. It appears, in the short term, the stock market has chosen to focus on the positives and ignore any negatives, but we take a more balanced view of the risks.

In our view, the market is overlooking many of the economic and political risks that we believe have increased, resulting in markets that are more challenging to navigate. For example, on the economic side, we have already seen a deceleration of earnings growth as we lap the benefit of tax cuts. While it takes businesses time to adjust their investment levels, a decline in the rate of earnings growth could lead to a slowing of investment in the future. In addition, should the pace of earnings growth slow, this could be a potential negative for stock prices with price-to-earnings multiples that are currently at lofty levels. This market loftiness is also on display by the recent parade of hot IPOs, some with dubious business models that lack in profitability. To some, the prospect of fake hamburgers might sound appetizing, but the multiple may cause indigestion. On the political side, much of the tariff negotiations seem to be occurring on Twitter, leading to unnecessary volatility. It becomes difficult for company management to know how to invest for the future when the rules of the game change overnight. Finally, the presidential campaign is well underway, leading to more rhetoric resulting in possible headline risk for various sectors of the economy.

We remain concerned with the high level of corporate debt and deteriorating business fundamentals. Historically, when economic activity decelerates or turns negative, the companies with the weakest balance sheets and those that are losing money tend to underperform. Our focus on investing in higher-quality companies, with solid balance sheets and diversified earnings streams, should result in strong relative performance if risk and volatility increase.

In conclusion, many of the risk factors we have discussed are not new and the market has gone on to new highs in spite of these. As long as monetary policy remains accommodative and the economy performs, the conditions remain favorable for equity prices. In this scenario, our portfolio should provide good upside participation. However, as always, we are focused on the downside first. Our emphasis on high-quality companies was on display in May given the Fund’s relative outperformance in a volatile period. We are not certain which direction the market will go, but have constructed a portfolio we believe will do well in a variety of market environments.

Thank you for your continued co-investment with us in the Large Cap Value Fund.

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Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Procter & Gamble Co	1.10%	Occidental Petroleum Corp	-1.08%
	Oracle Corp	1.01%	Delphi Technologies PLC	-0.90%
	Merck & Co Inc	0.92%	Noble Energy Inc	-0.86%
	Pfizer Inc	0.80%	Schlumberger Ltd	-0.81%
	Crown Holdings Inc	0.76%	Cimarex Energy Co	-0.65%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Materials	1.08%	4.21%	3.99%
	Industrials	0.97%	8.86%	7.80%
	Information Technology	0.61%	6.92%	9.66%
	Real Estate	0.47%	4.32%	4.94%
	Health Care	0.38%	14.23%	14.98%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-1.46%	8.76%	9.87%
	Communication Services	-1.16%	3.32%	6.21%
	Consumer Discretionary	-1.15%	2.04%	5.99%
	Utilities	-0.28%	5.32%	6.11%
	Other**	-0.21%	3.57%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Chubb Ltd
Insurance	3.3%
US Bancorp
Banks	3.1%
Berkshire Hathaway Inc
Diversified Financial Services	3.0%
Evergy Inc
Electric Utilities	3.0%
Chevron Corp
Oil, Gas & Consumable Fuels	2.9%
15.3%

Asset Allocation - (% of Net Assets)
Common Stocks	94.8%
Repurchase Agreements	5.4%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

4	JUNE 30, 2019

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.30%	6.50%	10.81%	10.71%	1.00%	0.87%
Class A Shares at MOP	1.13%	5.25%	10.16%	10.09%
Class C Shares at NAV	6.65%	5.85%	10.06%	9.97%	1.77%	1.63%
Class C Shares at CDSC	5.76%	5.85%	10.06%	9.97%
Class D Shares(1)	7.56%	6.72%	10.93%	10.78%	0.78%	0.67%
Class I Shares	7.62%	6.77%	11.12%	11.02%	0.72%	0.64%
Class N Shares	7.67%	6.85%	11.12%	11.02%	0.62%	0.53%
Class S Shares	7.39%	6.50%	10.75%	10.64%	1.34%	1.03%
Class T Shares	7.42%	6.61%	10.91%	10.77%	0.88%	0.78%
Russell 1000 Value Index	8.46%	7.46%	13.19%	12.22%
Morningstar Quartile - Class I Shares	2nd	3rd	4th	3rd
Morningstar Ranking - based on total returns for Large Value Funds	463/1,255	559/1,107	781/967	695/962

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Large Cap Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	JUNE 30, 2019

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,172.40	$4.67	$1,000.00	$1,020.45	$4.34	0.87%
Class C Shares	$1,000.00	$1,170.40	$7.89	$1,000.00	$1,017.46	$7.33	1.47%
Class D Shares	$1,000.00	$1,173.80	$3.50	$1,000.00	$1,021.57	$3.26	0.65%
Class I Shares	$1,000.00	$1,174.40	$3.23	$1,000.00	$1,021.82	$3.01	0.60%
Class N Shares	$1,000.00	$1,175.00	$2.70	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$1,175.30	$3.39	$1,000.00	$1,021.65	$3.14	0.63%
Class T Shares	$1,000.00	$1,174.10	$3.72	$1,000.00	$1,021.37	$3.46	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 94.8%
Aerospace & Defense – 1.7%
United Technologies Corp*	13,431	$1,748,716
Auto Components – 1.1%
Aptiv PLC	13,947	1,127,336
Banks – 13.9%
BB&T Corp	9,396	461,625
Citigroup Inc	37,078	2,596,572
Citizens Financial Group Inc	46,341	1,638,618
M&T Bank Corp	15,400	2,619,078
PNC Financial Services Group Inc	14,063	1,930,569
US Bancorp	60,216	3,155,318
Wells Fargo & Co	31,385	1,485,138
		13,886,918
Beverages – 1.8%
PepsiCo Inc	14,088	1,847,359
Biotechnology – 2.1%
Gilead Sciences Inc	30,696	2,073,822
Capital Markets – 2.1%
Bank of New York Mellon Corp	30,606	1,351,255
Charles Schwab Corp	18,922	760,475
		2,111,730
Chemicals – 1.8%
Corteva Inc*	24,754	731,976
Nutrien Ltd	20,332	1,086,949
		1,818,925
Commercial Services & Supplies – 1.4%
Republic Services Inc	16,591	1,437,444
Consumer Finance – 1.4%
Discover Financial Services	18,397	1,427,423
Containers & Packaging – 0.7%
Crown Holdings Inc*	12,199	745,359
Diversified Financial Services – 3.0%
Berkshire Hathaway Inc*	14,340	3,056,858
Electric Utilities – 6.3%
Entergy Corp	22,045	2,269,092
Evergy Inc	50,426	3,033,124
PPL Corp	31,292	970,365
		6,272,581
Energy Equipment & Services – 1.3%
Schlumberger Ltd	31,798	1,263,652
Equity Real Estate Investment Trusts (REITs) – 7.1%
Equity Residential	36,839	2,796,817
Public Storage	10,174	2,423,142
Weyerhaeuser Co	72,772	1,916,814
		7,136,773
Food & Staples Retailing – 0.5%
Walgreens Boots Alliance Inc	9,022	493,233
Food Products – 1.7%
Conagra Brands Inc	63,463	1,683,039
Health Care Providers & Services – 3.7%
Humana Inc	3,259	864,613
Laboratory Corp of America Holdings*	16,158	2,793,718
		3,658,331
Household Products – 3.5%
Colgate-Palmolive Co	20,269	1,452,679
Procter & Gamble Co	18,645	2,044,424
		3,497,103
Industrial Conglomerates – 3.0%
Carlisle Cos Inc	7,083	994,524

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – (continued)
Honeywell International Inc	11,667	$2,036,942
		3,031,466
Information Technology Services – 3.2%
Cognizant Technology Solutions Corp	26,635	1,688,393
Total System Services Inc	11,454	1,469,205
		3,157,598
Insurance – 8.2%
Chubb Ltd	22,565	3,323,599
Hartford Financial Services Group Inc	51,387	2,863,284
RenaissanceRe Holdings Ltd	11,207	1,994,958
		8,181,841
Interactive Media & Services – 0.9%
Alphabet Inc - Class A*	854	924,711
Media – 2.2%
Fox Corp - Class B	60,082	2,194,795
Oil, Gas & Consumable Fuels – 7.3%
Chevron Corp	23,177	2,884,146
Cimarex Energy Co	20,070	1,190,753
Royal Dutch Shell PLC (ADR)	33,801	2,199,431
Valero Energy Corp	12,707	1,087,846
		7,362,176
Personal Products – 1.5%
Unilever PLC (ADR)	23,741	1,471,230
Pharmaceuticals – 6.0%
Johnson & Johnson	14,330	1,995,882
Merck & Co Inc	13,921	1,167,276
Novartis AG (ADR)	16,713	1,526,064
Pfizer Inc	29,441	1,275,384
		5,964,606
Road & Rail – 1.9%
Knight-Swift Transportation Holdings Inc	30,334	996,169
Union Pacific Corp	5,101	862,630
		1,858,799
Software – 5.5%
Check Point Software Technologies Ltd*	7,411	856,786
Citrix Systems Inc	17,952	1,761,809
Oracle Corp	50,106	2,854,539
		5,473,134
Total Common Stocks (cost $77,648,001)		94,906,958
Repurchase Agreements – 5.4%
Undivided interest of 5.2% in a joint repurchase agreement (principal amount $104,600,000 with a maturity value of $104,620,397) with ING Financial Markets LLC, 2.3400%, dated 6/28/19, maturing 7/1/19 to be repurchased at $5,401,053 collateralized by $105,463,100 in U.S. Treasuries 0% - 3.0000%, 10/17/19 - 2/15/45 with a value of $106,712,856 (cost $5,400,000)	$5,400,000	5,400,000
Total Investments (total cost $83,048,001) – 100.2%		100,306,958
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(178,382)
Net Assets – 100%		$100,128,576

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$93,166,498	92.9%
United Kingdom	3,670,661	3.7
Switzerland	1,526,064	1.5
Canada	1,086,949	1.1
Israel	856,786	0.8

Total	$100,306,958	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$94,906,958	$-	$-
Repurchase Agreements	-	5,400,000	-
Total Assets	$94,906,958	$5,400,000	$-

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$94,906,958
Repurchase agreements, at value(2)	5,400,000
Cash	7,673
Non-interested Trustees' deferred compensation	2,535
Receivables:
Investments sold	1,510,600
Dividends	188,247
Foreign tax reclaims	26,025
Fund shares sold	9,508
Interest	1,053
Other assets	393
Total Assets	102,052,992
Liabilities:
Payables:	—
Investments purchased	1,679,014
Fund shares repurchased	104,722
Professional fees	41,972
Advisory fees	22,524
Transfer agent fees and expenses	10,179
Non-interested Trustees' deferred compensation fees	2,535
12b-1 Distribution and shareholder servicing fees	1,393
Non-interested Trustees' fees and expenses	661
Custodian fees	273
Affiliated fund administration fees payable	202
Accrued expenses and other payables	60,941
Total Liabilities	1,924,416
Net Assets	$100,128,576

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$80,743,271
Total distributable earnings (loss)	19,385,305
Total Net Assets	$100,128,576
Net Assets - Class A Shares	$2,600,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	186,561
Net Asset Value Per Share(3)	$13.94
Maximum Offering Price Per Share(4)	$14.79
Net Assets - Class C Shares	$1,073,924
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,584
Net Asset Value Per Share(3)	$13.67
Net Assets - Class D Shares	$42,916,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,115,295
Net Asset Value Per Share	$13.78
Net Assets - Class I Shares	$11,313,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	815,973
Net Asset Value Per Share	$13.87
Net Assets - Class N Shares	$38,854,844
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,809,465
Net Asset Value Per Share	$13.83
Net Assets - Class S Shares	$365,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,078
Net Asset Value Per Share	$14.01
Net Assets - Class T Shares	$3,004,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	218,333
Net Asset Value Per Share	$13.76

(1) Includes cost of $77,648,001.

(2) Includes cost of repurchase agreements of $5,400,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$2,490,959
Interest	75,321
Other income	119
Foreign tax withheld	(24,242)
Total Investment Income	2,542,157
Expenses:
Advisory fees	470,801
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,567
Class C Shares	10,650
Class S Shares	270
Transfer agent administrative fees and expenses:
Class D Shares	52,521
Class S Shares	870
Class T Shares	8,558
Transfer agent networking and omnibus fees:
Class A Shares	1,859
Class C Shares	986
Class I Shares	10,373
Other transfer agent fees and expenses:
Class A Shares	189
Class C Shares	124
Class D Shares	11,157
Class I Shares	663
Class N Shares	1,097
Class S Shares	13
Class T Shares	110
Registration fees	121,541
Non-affiliated fund administration fees	65,992
Professional fees	52,019
Shareholder reports expense	16,597
Affiliated fund administration fees	2,434
Custodian fees	2,275
Non-interested Trustees’ fees and expenses	2,263
Other expenses	11,718
Total Expenses	849,647
Less: Excess Expense Reimbursement and Waivers	(194,075)
Net Expenses	655,572
Net Investment Income/(Loss)	1,886,585
Net Realized Gain/(Loss) on Investments:
Investments	6,071,821
Total Net Realized Gain/(Loss) on Investments	6,071,821
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(735,593)
Total Change in Unrealized Net Appreciation/Depreciation	(735,593)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,222,813

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$1,886,585	$1,904,764
Net realized gain/(loss) on investments	6,071,821	15,799,082
Change in unrealized net appreciation/depreciation	(735,593)	(8,118,258)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,222,813	9,585,588
Dividends and Distributions to Shareholders(1)
Class A Shares	(280,869)	N/A
Class C Shares	(179,530)	N/A
Class D Shares	(6,325,236)	N/A
Class I Shares	(2,535,915)	N/A
Class N Shares	(5,869,168)	N/A
Class S Shares	(52,113)	N/A
Class T Shares	(446,354)	N/A
Total Dividends and Distributions to Shareholders	(15,689,185)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(5,123)
Class C Shares	N/A	(347)
Class D Shares	N/A	(494,235)
Class I Shares	N/A	(371,562)
Class N Shares	N/A	(428,543)
Class S Shares	N/A	(2,898)
Class T Shares	N/A	(43,919)
Total Dividends from Net Investment Income	N/A	(1,346,627)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(184,597)
Class C Shares	N/A	(216,010)
Class D Shares	N/A	(6,069,568)
Class I Shares	N/A	(4,406,663)
Class N Shares	N/A	(4,723,054)
Class S Shares	N/A	(43,737)
Class T Shares	N/A	(596,509)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(16,240,138)
Net Decrease from Dividends and Distributions to Shareholders	(15,689,185)	(17,586,765)
Capital Share Transactions:
Class A Shares	1,099,947	(1,384,232)
Class C Shares	(194,926)	(423,531)
Class D Shares	(3,773,562)	4,080,524
Class I Shares	(5,439,400)	(17,302,621)
Class N Shares	2,109,222	(1,252,812)
Class S Shares	45,139	63,594
Class T Shares	(1,641,205)	674,644
Net Increase/(Decrease) from Capital Share Transactions	(7,794,785)	(15,544,434)
Net Increase/(Decrease) in Net Assets	(16,261,157)	(23,545,611)
Net Assets:
Beginning of period	116,389,733	139,935,344
End of period(2)	$100,128,576	$116,389,733

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $772,535 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.56	$16.45	$15.67	$16.16	$16.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.19	0.20	0.22	0.21
Net realized and unrealized gain/(loss)	0.50	1.03	1.91	0.09	0.18
Total from Investment Operations	0.72	1.22	2.11	0.31	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.06)	(0.24)	(0.21)	(0.24)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.34)	(2.11)	(1.33)	(0.80)	(1.13)
Net Asset Value, End of Period	$13.94	$15.56	$16.45	$15.67	$16.16
Total Return*	7.30%	7.37%	13.96%	2.16%	2.14%
Net Assets, End of Period (in thousands)	$2,600	$1,645	$3,057	$3,823	$3,952
Average Net Assets for the Period (in thousands)	$1,833	$1,958	$3,405	$3,491	$3,806
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.00%	0.97%	0.96%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.93%	0.97%	0.93%	0.93%
Ratio of Net Investment Income/(Loss)	1.57%	1.14%	1.23%	1.40%	1.25%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.25	$16.21	$15.43	$15.99	$16.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.08	0.09	0.09	0.15
Net realized and unrealized gain/(loss)	0.49	1.01	1.89	0.09	0.17
Total from Investment Operations	0.62	1.09	1.98	0.18	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—(2)	(0.11)	(0.15)	(0.11)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.20)	(2.05)	(1.20)	(0.74)	(1.00)
Net Asset Value, End of Period	$13.67	$15.25	$16.21	$15.43	$15.99
Total Return*	6.65%	6.68%	13.21%	1.33%	1.80%
Net Assets, End of Period (in thousands)	$1,074	$1,389	$1,911	$2,089	$2,925
Average Net Assets for the Period (in thousands)	$1,193	$1,692	$1,986	$2,395	$3,243
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	1.69%	1.62%	1.72%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.61%	1.62%	1.70%	1.27%
Ratio of Net Investment Income/(Loss)	0.93%	0.49%	0.58%	0.61%	0.89%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.39	$16.37	$15.58	$16.08	$16.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.22	0.23	0.24	0.23
Net realized and unrealized gain/(loss)	0.49	1.02	1.92	0.09	0.19
Total from Investment Operations	0.74	1.24	2.15	0.33	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.17)	(0.27)	(0.24)	(0.24)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.35)	(2.22)	(1.36)	(0.83)	(1.13)
Net Asset Value, End of Period	$13.78	$15.39	$16.37	$15.58	$16.08
Total Return*	7.56%	7.54%	14.29%	2.32%	2.32%
Net Assets, End of Period (in thousands)	$42,916	$49,859	$48,829	$36,422	$38,280
Average Net Assets for the Period (in thousands)	$43,903	$50,507	$43,947	$36,265	$40,418
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.78%	0.78%	0.81%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.73%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	1.76%	1.40%	1.43%	1.58%	1.41%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.47	$16.44	$15.64	$16.14	$16.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.23	0.24	0.25	0.25
Net realized and unrealized gain/(loss)	0.49	1.02	1.92	0.08	0.18
Total from Investment Operations	0.75	1.25	2.16	0.33	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.17)	(0.27)	(0.24)	(0.26)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.35)	(2.22)	(1.36)	(0.83)	(1.15)
Net Asset Value, End of Period	$13.87	$15.47	$16.44	$15.64	$16.14
Total Return*	7.62%	7.60%	14.31%	2.34%	2.42%
Net Assets, End of Period (in thousands)	$11,314	$18,433	$38,210	$39,119	$40,779
Average Net Assets for the Period (in thousands)	$14,844	$33,368	$37,841	$38,044	$43,597
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.72%	0.71%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.69%	0.70%	0.70%	0.68%
Ratio of Net Investment Income/(Loss)	1.82%	1.40%	1.49%	1.62%	1.48%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.45	$16.42	$15.63	$16.13	$16.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.25	0.27	0.26	0.26
Net realized and unrealized gain/(loss)	0.48	1.02	1.90	0.09	0.18
Total from Investment Operations	0.75	1.27	2.17	0.35	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.19)	(0.29)	(0.26)	(0.27)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.37)	(2.24)	(1.38)	(0.85)	(1.16)
Net Asset Value, End of Period	$13.83	$15.45	$16.42	$15.63	$16.13
Total Return*	7.67%	7.70%	14.38%	2.48%	2.46%
Net Assets, End of Period (in thousands)	$38,855	$39,798	$43,072	$72,618	$78,999
Average Net Assets for the Period (in thousands)	$38,745	$41,382	$64,366	$73,467	$65,449
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.62%	0.61%	0.63%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.59%	0.61%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)	1.92%	1.53%	1.67%	1.71%	1.55%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.63	$16.59	$15.78	$16.26	$17.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.19	0.19	0.24	0.18
Net realized and unrealized gain/(loss)	0.49	1.04	1.94	0.08	0.18
Total from Investment Operations	0.73	1.23	2.13	0.32	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.14)	(0.23)	(0.21)	(0.22)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.35)	(2.19)	(1.32)	(0.80)	(1.11)
Net Asset Value, End of Period	$14.01	$15.63	$16.59	$15.78	$16.26
Total Return*	7.39%	7.36%	13.96%	2.26%	1.95%
Net Assets, End of Period (in thousands)	$365	$347	$306	$260	$258
Average Net Assets for the Period (in thousands)	$349	$336	$281	$252	$255
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.34%	1.12%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.97%	0.99%	0.81%	1.11%
Ratio of Net Investment Income/(Loss)	1.69%	1.16%	1.20%	1.51%	1.06%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.36	$16.34	$15.56	$16.05	$16.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.21	0.22	0.23	0.22
Net realized and unrealized gain/(loss)	0.50	1.01	1.90	0.09	0.18
Total from Investment Operations	0.72	1.22	2.12	0.32	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.15)	(0.25)	(0.22)	(0.23)
Distributions (from capital gains)	(2.10)	(2.05)	(1.09)	(0.59)	(0.89)
Total Dividends and Distributions	(2.32)	(2.20)	(1.34)	(0.81)	(1.12)
Net Asset Value, End of Period	$13.76	$15.36	$16.34	$15.56	$16.05
Total Return*	7.42%	7.45%	14.14%	2.28%	2.20%
Net Assets, End of Period (in thousands)	$3,004	$4,918	$4,549	$5,691	$3,804
Average Net Assets for the Period (in thousands)	$3,437	$4,793	$4,869	$3,962	$4,050
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.88%	0.86%	0.89%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.81%	0.85%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	1.55%	1.32%	1.35%	1.51%	1.31%
Portfolio Turnover Rate	35%	33%	43%	39%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

22	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

Janus Investment Fund	23

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$5,400,000	$—	$(5,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the

24	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.70% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. The previous expense limit (until November 1, 2018) was 0.75%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $2,215.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $5.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	91	35
Class S Shares	94	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 396,212	$ 1,798,851	$ -	$ -	$ -	$ (2,535)	$ 17,192,777

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 83,114,181	$19,661,177	$ (2,468,400)	$ 17,192,777

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,143,041	$ 12,546,144	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,479,376	$ 15,107,389	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 267,242	$ (565,042)	$ 297,800

Capital has been adjusted by $267,241, including $202,932 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	29

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	113,595	$ 1,577,485	45,014	$ 725,484
Reinvested dividends and distributions	18,959	224,473	9,287	144,969
Shares repurchased	(51,717)	(702,011)	(134,419)	(2,254,685)
Net Increase/(Decrease)	80,837	$ 1,099,947	(80,118)	$ (1,384,232)
Class C Shares:
Shares sold	17,746	$ 227,820	17,302	$ 268,256
Reinvested dividends and distributions	13,101	152,494	11,122	170,716
Shares repurchased	(43,363)	(575,240)	(55,203)	(862,503)
Net Increase/(Decrease)	(12,516)	$ (194,926)	(26,779)	$ (423,531)
Class D Shares:
Shares sold	518,708	$ 7,274,815	777,316	$ 12,502,788
Reinvested dividends and distributions	511,587	5,980,453	410,142	6,328,498
Shares repurchased	(1,153,938)	(17,028,830)	(931,749)	(14,750,762)
Net Increase/(Decrease)	(123,643)	$(3,773,562)	255,709	$ 4,080,524
Class I Shares:
Shares sold	101,915	$ 1,468,864	71,737	$ 1,152,250
Reinvested dividends and distributions	215,252	2,531,364	301,809	4,681,055
Shares repurchased	(692,626)	(9,439,628)	(1,506,025)	(23,135,926)
Net Increase/(Decrease)	(375,459)	$(5,439,400)	(1,132,479)	$(17,302,621)
Class N Shares:
Shares sold	112,658	$ 1,639,470	116,541	$ 1,867,240
Reinvested dividends and distributions	500,355	5,869,168	332,791	5,151,597
Shares repurchased	(378,940)	(5,399,416)	(497,293)	(8,271,649)
Net Increase/(Decrease)	234,073	$ 2,109,222	(47,961)	$ (1,252,812)
Class S Shares:
Shares sold	-	$ -	2,863	$ 49,500
Reinvested dividends and distributions	4,387	52,113	2,974	46,635
Shares repurchased	(542)	(6,974)	(2,050)	(32,541)
Net Increase/(Decrease)	3,845	$ 45,139	3,787	$ 63,594
Class T Shares:
Shares sold	63,112	$ 884,524	99,442	$ 1,594,102
Reinvested dividends and distributions	37,293	435,586	41,069	632,468
Shares repurchased	(202,176)	(2,961,315)	(98,836)	(1,551,926)
Net Increase/(Decrease)	(101,771)	$(1,641,205)	41,675	$ 674,644

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$35,003,204	$ 56,680,394	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Large Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

42	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

Janus Investment Fund	43

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

44	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

46	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus Henderson Large Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$12,749,076
Dividends Received Deduction Percentage	61%
Qualified Dividend Income Percentage	60%

50	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

52	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	55

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

56	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

58	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Large Cap Value Fund

Notes

NotesPage1

60	JUNE 30, 2019

Janus Henderson Large Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93031 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2019, the Mid Cap Value Fund’s Class I Shares returned 4.33% and its Russell Midcap® Value Index benchmark returned 3.68%.

In a volatile period for mid caps, the Fund performed well, outperforming the Russell Midcap Value Index, driven by stock selection across real estate, materials and consumer staples. Our eclectic mix of real estate holdings, including RV park operator Equity LifeStyle and a self-storage provider, outperformed. In consumer staples, convenience store operator Casey’s General Stores posted stronger-than-expected margins and overall improved financial performance, leading to solid gains during the period. Our holdings in materials, led by Crown Holdings, outperformed as the broad materials sector underperformed for the period.

One notable area of weakness was energy, the weakest-performing group in the period, which saw oil services stocks underperform as a slowing rig count increased fears of further pricing erosion. Though our holdings in utilities posted positive returns, our stock selection and underweight position in the sector, the top-performing sector in the index, were relative detractors. Our holdings in consumer discretionary also detracted, led by Delphi Technologies. Delphi Technologies is an auto supplier of powertrain solutions for gasoline and diesel engines as well as power electronics for hybrids and electric vehicles. The company missed earnings at the end of 2018 due to lower margins as new products are operating well below scale and the company couples with production cuts. We exited the position during the period given more challenging conditions.

While we do not see multiple sectors of the market as having compelling reward-to-risk ratios, we are finding eclectic ideas that are interesting. In the period, we initiated positions across industries including chemicals, media, networking equipment and an auto auctioneer. Notable changes to sector weightings include an increase in technology and a decrease in the materials sector. As of the period, the Fund had relative overweight positions in financials, industrials, materials, technology and real estate investment trusts (REITs). Conversely, the relative underweights are in the communication services, consumer discretionary, staples, energy, health care and utilities sectors. Within financials, our largest sector weighting, we are overweight both banks and insurance. We have been favorable toward banks for some time and remain positive given the attractive reward-to-risk ratios despite concerns with low interest rates and a flatter yield curve. The materials overweight has declined during the period as our packaging stocks performed well and we trimmed on strength. Our industrials remain a combination of both cyclicals and more defensive-type businesses that should hedge our exposure regardless of the economic climate.

MARKET ENVIRONMENT

Stocks were volatile during the period as fears of slowing global economic growth, trade tensions, a rising fed funds rate and the potential for a disorderly “Brexit” all weighed on stocks for much of the period. However, and fortunately for the equity markets, stocks ended the period positively as central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

OUTLOOK AND POSITIONING

The stock market has viewed easy money policies as an elixir in the past, but it does not solve the bigger problems that have been market headwinds of late. Among them: trade policy uncertainty, political dysfunction, geopolitical risks, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets. Certainly, there are positives in the economy that are difficult to ignore including U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending that have all driven equity markets to all-time high levels. It appears that, in the short term, the

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

stock market has chosen to focus on the positives and ignore any negatives, but we take a more balanced view of the inherent risks.

In our view, the market is overlooking many of the economic and political risks that we believe have increased, resulting in markets that are more challenging to navigate. For example, on the economic side, we have already seen a deceleration of earnings growth as we lap the benefit of tax cuts. While it takes businesses time to adjust their investment levels, a deceleration of earnings growth could lead to a slowing of investment in the future. In addition, any slowing in the rate of earnings, growth could be a negative for stock prices with price-to-earnings multiples that are currently at lofty levels. This market loftiness is also on display by the recent parade of hot IPOs, some with dubious business models that lack in profitability. To some, the prospect of fake hamburgers might sound appetizing, but the multiple may cause indigestion. On the political side, much of the tariff negotiations seem to be occurring on Twitter and lead to unnecessary volatility. It becomes difficult for company management to know how to invest for the future when the rules of the game change overnight. Finally, the presidential campaign is well underway, leading to rhetoric resulting in possible headline risk for various sectors of the economy.

We remain concerned with the high level of corporate debt and deteriorating business fundamentals. Historically, when economic activity decelerates or turns negative, the companies with the weakest balance sheets and those that are losing money tend to underperform. Our focus on investing in higher-quality companies, with solid balance sheets and diversified earnings streams, should result in strong relative performance should risk and volatility increase.

In conclusion, many of the risk factors we have discussed are not new and the market has gone on to new highs in spite of these. As long as monetary policy remains accommodative and the economy performs, the conditions remain favorable for equity prices. In this scenario, our portfolio should provide good upside participation. However, as always, we are focused on the downside first and our emphasis on high-quality companies was on display in May given the Fund’s relative outperformance in a volatile period. We are not certain which direction the market will go, but have constructed a portfolio we believe will do well in a variety of market environments.

Thank you for your continued co-investment with us in the Mid Cap Value Fund.

2	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	RenaissanceRe Holdings Ltd	1.19%	Cimarex Energy Co	-1.14%
	Equity LifeStyle Properties Inc	1.13%	Noble Energy Inc	-1.04%
	Casey's General Stores Inc	0.86%	Delphi Technologies PLC	-0.93%
	Crown Holdings Inc	0.77%	Conagra Brands Inc	-0.50%
	Total System Services Inc	0.68%	First Horizon National Corp	-0.43%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	1.22%	13.33%	13.78%
	Consumer Staples	0.69%	4.66%	5.01%
	Materials	0.59%	13.16%	6.08%
	Financials	0.15%	23.70%	17.83%
	Industrials	0.11%	14.89%	12.19%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.74%	6.57%	10.94%
	Energy	-0.44%	5.01%	6.51%
	Consumer Discretionary	-0.33%	5.21%	9.42%
	Health Care	-0.31%	3.65%	6.80%
	Other**	-0.08%	3.85%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Evergy Inc
Electric Utilities	3.5%
Torchmark Corp
Insurance	3.1%
RenaissanceRe Holdings Ltd
Insurance	3.0%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
Hartford Financial Services Group Inc
Insurance	2.9%
15.4%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Repurchase Agreements	3.8%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

4	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	3.99%	6.26%	10.44%	10.94%	1.15%
Class A Shares at MOP	-1.97%	5.00%	9.79%	10.62%
Class C Shares at NAV	3.40%	5.66%	9.69%	10.23%	1.78%
Class C Shares at CDSC	2.49%	5.66%	9.69%	10.23%
Class D Shares(1)	4.27%	6.58%	10.76%	11.16%	0.82%
Class I Shares	4.33%	6.60%	10.66%	11.11%	0.77%
Class L Shares(2)	4.32%	6.66%	10.84%	11.27%	0.93%
Class N Shares	4.47%	6.73%	10.66%	11.11%	0.72%
Class R Shares	3.70%	5.94%	10.09%	10.61%	1.43%
Class S Shares	3.93%	6.21%	10.37%	10.85%	1.18%
Class T Shares	4.22%	6.48%	10.66%	11.11%	0.92%
Russell Midcap Value Index	3.68%	6.72%	14.56%	9.43%
Morningstar Quartile - Class T Shares	1st	2nd	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	100/422	120/373	290/314	7/123

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,192.10	$5.65	$1,000.00	$1,019.64	$5.21	1.04%
Class C Shares	$1,000.00	$1,189.00	$8.76	$1,000.00	$1,016.72	$8.07	1.61%
Class D Shares	$1,000.00	$1,193.70	$4.03	$1,000.00	$1,021.12	$3.71	0.74%
Class I Shares	$1,000.00	$1,194.10	$3.64	$1,000.00	$1,021.47	$3.36	0.67%
Class L Shares	$1,000.00	$1,194.50	$3.92	$1,000.00	$1,021.22	$3.61	0.72%
Class N Shares	$1,000.00	$1,195.20	$3.16	$1,000.00	$1,021.92	$2.91	0.58%
Class R Shares	$1,000.00	$1,190.50	$7.22	$1,000.00	$1,018.14	$6.65	1.33%
Class S Shares	$1,000.00	$1,192.10	$5.85	$1,000.00	$1,019.41	$5.38	1.08%
Class T Shares	$1,000.00	$1,193.10	$4.46	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 96.2%
Aerospace & Defense – 1.8%
BWX Technologies Inc	1,100,554	$57,338,863
Auto Components – 1.2%
Aptiv PLC	488,356	39,473,815
Banks – 9.3%
Citizens Financial Group Inc	1,936,309	68,467,886
First Horizon National Corp	2,219,324	33,134,507
M&T Bank Corp	548,787	93,332,205
Prosperity Bancshares Inc	423,096	27,945,491
Regions Financial Corp	2,115,657	31,607,916
Sterling Bancorp/DE	2,132,023	45,369,449
		299,857,454
Building Products – 0.4%
AO Smith Corp	246,232	11,612,301
Capital Markets – 1.3%
Affiliated Managers Group Inc	454,465	41,874,405
Chemicals – 7.9%
Axalta Coating Systems Ltd*	1,560,500	46,456,085
Mosaic Co	1,054,017	26,382,046
NewMarket Corp	189,508	75,981,338
Westlake Chemical Corp	565,429	39,274,698
WR Grace & Co	890,463	67,773,139
		255,867,306
Commercial Services & Supplies – 2.9%
KAR Auction Services Inc	693,932	17,348,300
Waste Connections Inc	813,209	77,726,516
		95,074,816
Communications Equipment – 0.7%
F5 Networks Inc*	160,736	23,407,984
Consumer Finance – 1.3%
Discover Financial Services	524,750	40,715,353
Containers & Packaging – 1.7%
Graphic Packaging Holding Co	4,000,058	55,920,811
Electric Utilities – 7.7%
Alliant Energy Corp	1,515,519	74,381,673
Entergy Corp	588,313	60,555,057
Evergy Inc	1,891,976	113,802,356
		248,739,086
Electrical Equipment – 1.9%
AMETEK Inc	328,690	29,858,200
Generac Holdings Inc*	480,366	33,342,204
		63,200,404
Electronic Equipment, Instruments & Components – 0.6%
Avnet Inc	432,532	19,580,724
Energy Equipment & Services – 1.0%
Apergy Corp*	995,250	33,380,685
Equity Real Estate Investment Trusts (REITs) – 14.4%
Alexandria Real Estate Equities Inc	90,871	12,820,989
Equity Commonwealth	2,709,587	88,115,769
Equity LifeStyle Properties Inc	775,846	94,141,154
Lamar Advertising Co	990,214	79,920,172
Mid-America Apartment Communities Inc	561,841	66,162,396
Public Storage	232,894	55,468,364
Weyerhaeuser Co	2,618,792	68,978,981
		465,607,825
Food & Staples Retailing – 1.5%
Casey's General Stores Inc	301,922	47,096,813
Food Products – 1.8%
Conagra Brands Inc	1,594,515	42,286,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Lamb Weston Holdings Inc	257,575	$16,319,952
		58,606,490
Health Care Providers & Services – 2.9%
Laboratory Corp of America Holdings*	535,905	92,657,975
Hotels, Restaurants & Leisure – 2.2%
Cedar Fair LP	1,512,485	72,130,410
Industrial Conglomerates – 0.8%
Carlisle Cos Inc	175,649	24,662,876
Information Technology Services – 2.3%
Cognizant Technology Solutions Corp	378,128	23,969,534
Total System Services Inc	395,602	50,743,869
		74,713,403
Insurance – 12.3%
Axis Capital Holdings Ltd	1,360,937	81,179,892
Hartford Financial Services Group Inc	1,676,541	93,416,865
IAA Inc*	693,932	26,910,683
RenaissanceRe Holdings Ltd	534,141	95,082,439
Torchmark Corp	1,122,033	100,377,072
		396,966,951
Life Sciences Tools & Services – 1.1%
Agilent Technologies Inc	461,933	34,492,537
Machinery – 3.1%
Donaldson Co Inc	500,524	25,456,651
Lincoln Electric Holdings Inc	573,935	47,246,329
Trinity Industries Inc	1,381,247	28,660,875
		101,363,855
Media – 1.8%
Fox Corp - Class B	1,553,506	56,749,574
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
AGNC Investment Corp	2,738,614	46,063,487
Oil, Gas & Consumable Fuels – 3.0%
Cimarex Energy Co	1,107,310	65,696,702
Valero Energy Corp	354,435	30,343,180
		96,039,882
Road & Rail – 0.7%
Knight-Swift Transportation Holdings Inc	714,986	23,480,140
Semiconductor & Semiconductor Equipment – 0.3%
MKS Instruments Inc	130,670	10,177,886
Software – 4.3%
CDK Global Inc	722,675	35,729,052
Check Point Software Technologies Ltd*	262,891	30,392,829
Citrix Systems Inc	480,540	47,160,196
Synopsys Inc*	212,085	27,293,219
		140,575,296
Textiles, Apparel & Luxury Goods – 1.2%
PVH Corp	396,910	37,563,562
Trading Companies & Distributors – 1.4%
GATX Corp	566,077	44,884,245
Total Common Stocks (cost $2,522,433,050)		3,109,877,214
Repurchase Agreements – 3.8%
Undivided interest of 21.1% in a joint repurchase agreement (principal amount $104,600,000 with a maturity value of $104,620,397) with ING Financial Markets LLC, 2.3400%, dated 6/28/19, maturing 7/1/19 to be repurchased at $22,104,310 collateralized by $105,463,100 in U.S. Treasuries 0% - 3.0000%, 10/17/19 - 2/15/45 with a value of $106,712,856	$22,100,000	22,100,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,167) with ING Financial Markets LLC, 2.4200%, dated 6/28/19, maturing 7/1/19 to be repurchased at $50,010,083 collateralized by $101,968,100 in U.S. Treasuries 0% - 2.7500%, 7/31/19 - 3/31/24 with a value of $102,020,663	$50,000,000	$50,000,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,019,750) with Royal Bank of Canada, 2.3700%, dated 6/28/19, maturing 7/1/19 to be repurchased at $50,009,875 collateralized by $99,073,100 in U.S. Treasuries 2.7500%, 9/15/21 with a value of $102,020,175	50,000,000	50,000,000
Total Repurchase Agreements (cost $122,100,000)		122,100,000
Total Investments (total cost $2,644,533,050) – 100.0%		3,231,977,214
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,267,240)
Net Assets – 100%		$3,230,709,974

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,201,584,385	99.1%
Israel	30,392,829	0.9

Total	$3,231,977,214	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,109,877,214	$-	$-
Repurchase Agreements	-	122,100,000	-
Total Assets	$3,109,877,214	$122,100,000	$-

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$3,109,877,214
Repurchase agreements, at value(2)	122,100,000
Cash	31,797
Non-interested Trustees' deferred compensation	81,941
Receivables:
Investments sold	13,553,581
Dividends	4,311,641
Fund shares sold	1,236,272
Interest	24,268
Other assets	20,136
Total Assets	3,251,236,850
Liabilities:
Payables:	—
Fund shares repurchased	10,739,489
Investments purchased	7,083,968
Advisory fees	1,736,038
Transfer agent fees and expenses	446,847
12b-1 Distribution and shareholder servicing fees	85,739
Non-interested Trustees' deferred compensation fees	81,941
Professional fees	71,415
Non-interested Trustees' fees and expenses	21,328
Affiliated fund administration fees payable	6,548
Custodian fees	4,028
Accrued expenses and other payables	249,535
Total Liabilities	20,526,876
Net Assets	$3,230,709,974

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,633,076,626
Total distributable earnings (loss)	597,633,348
Total Net Assets	$3,230,709,974
Net Assets - Class A Shares	$74,863,869
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,882,132
Net Asset Value Per Share(3)	$15.33
Maximum Offering Price Per Share(4)	$16.27
Net Assets - Class C Shares	$31,417,743
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,106,868
Net Asset Value Per Share(3)	$14.91
Net Assets - Class D Shares	$763,597,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,769,405
Net Asset Value Per Share	$15.04
Net Assets - Class I Shares	$364,502,089
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,181,636
Net Asset Value Per Share	$15.07
Net Assets - Class L Shares	$6,037,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	388,599
Net Asset Value Per Share	$15.54
Net Assets - Class N Shares	$619,969,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,333,188
Net Asset Value Per Share	$15.00
Net Assets - Class R Shares	$55,535,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,688,478
Net Asset Value Per Share	$15.06
Net Assets - Class S Shares	$110,404,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,202,556
Net Asset Value Per Share	$15.33
Net Assets - Class T Shares	$1,204,381,737
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,559,364
Net Asset Value Per Share	$15.14

(1) Includes cost of $2,522,433,050.

(2) Includes cost of repurchase agreements of $122,100,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$69,497,081
Interest	2,723,856
Foreign tax withheld	(240,336)
Total Investment Income	71,980,601
Expenses:
Advisory fees	18,790,141
12b-1 Distribution and shareholder servicing fees:
Class A Shares	188,528
Class C Shares	388,820
Class R Shares	283,099
Class S Shares	367,970
Transfer agent administrative fees and expenses:
Class D Shares	915,846
Class L Shares	15,748
Class R Shares	143,132
Class S Shares	369,097
Class T Shares	3,192,726
Transfer agent networking and omnibus fees:
Class A Shares	160,002
Class C Shares	46,594
Class I Shares	346,972
Other transfer agent fees and expenses:
Class A Shares	7,157
Class C Shares	3,855
Class D Shares	121,655
Class I Shares	14,026
Class L Shares	174
Class N Shares	21,834
Class R Shares	1,763
Class S Shares	3,388
Class T Shares	18,321
Shareholder reports expense	360,293
Registration fees	165,945
Professional fees	113,623
Affiliated fund administration fees	78,877
Non-interested Trustees’ fees and expenses	78,644
Custodian fees	26,823
Other expenses	270,518
Total Expenses	26,495,571
Less: Excess Expense Reimbursement and Waivers	(88,383)
Net Expenses	26,407,188
Net Investment Income/(Loss)	45,573,413
Net Realized Gain/(Loss) on Investments:
Investments	105,724,335
Total Net Realized Gain/(Loss) on Investments	105,724,335
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(37,809,654)
Total Change in Unrealized Net Appreciation/Depreciation	(37,809,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$113,488,094

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

See footnotes at the end of the Statement.

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$45,573,413	$23,798,527
Net realized gain/(loss) on investments	105,724,335	465,769,262
Change in unrealized net appreciation/depreciation	(37,809,654)	(207,724,530)
Net Increase/(Decrease) in Net Assets Resulting from Operations	113,488,094	281,843,259
Dividends and Distributions to Shareholders(1)
Class A Shares	(9,048,268)	N/A
Class C Shares	(4,400,916)	N/A
Class D Shares	(91,678,932)	N/A
Class I Shares	(46,923,949)	N/A
Class L Shares	(745,361)	N/A
Class N Shares	(74,661,086)	N/A
Class R Shares	(6,533,672)	N/A
Class S Shares	(13,564,777)	N/A
Class T Shares	(152,915,684)	N/A
Total Dividends and Distributions to Shareholders	(400,472,645)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(40,126)
Class D Shares	N/A	(3,702,440)
Class I Shares	N/A	(4,241,837)
Class L Shares	N/A	(36,990)
Class N Shares	N/A	(658,817)
Class S Shares	N/A	(239,767)
Class T Shares	N/A	(5,356,137)
Total Dividends from Net Investment Income	N/A	(14,276,114)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(8,850,524)
Class C Shares	N/A	(7,034,225)
Class D Shares	N/A	(87,655,872)
Class I Shares	N/A	(98,330,563)
Class L Shares	N/A	(805,821)
Class N Shares	N/A	(11,725,567)
Class R Shares	N/A	(6,851,112)
Class S Shares	N/A	(21,574,429)
Class T Shares	N/A	(164,014,920)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(406,843,033)
Net Decrease from Dividends and Distributions to Shareholders	(400,472,645)	(421,119,147)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Capital Share Transactions:
Class A Shares	$4,259,592	$(25,258,050)
Class C Shares	(23,369,410)	(12,214,349)
Class D Shares	2,972,152	11,313,423
Class I Shares	(27,196,302)	(512,482,219)
Class L Shares	(552,053)	(1,155,143)
Class N Shares	26,029,766	539,008,976
Class R Shares	(2,506,127)	(6,146,675)
Class S Shares	(73,675,146)	5,353,474
Class T Shares	(117,539,184)	(132,994,667)
Net Increase/(Decrease) from Capital Share Transactions	(211,576,712)	(134,575,230)
Net Increase/(Decrease) in Net Assets	(498,561,263)	(273,851,118)
Net Assets:
Beginning of period	3,729,271,237	4,003,122,355
End of period(2)	$3,230,709,974	$3,729,271,237

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $9,786,226 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.96	$17.60	$16.56	$19.87	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.06	0.11	0.19	0.18
Net realized and unrealized gain/(loss)	0.12	1.20	2.59	0.29	(0.07)
Total from Investment Operations	0.29	1.26	2.70	0.48	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.01)	(0.08)	(0.20)	(0.48)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.92)	(1.90)	(1.66)	(3.79)	(5.24)
Net Asset Value, End of Period	$15.33	$16.96	$17.60	$16.56	$19.87
Total Return*	3.99%	7.10%	16.76%	4.05%	0.11%
Net Assets, End of Period (in thousands)	$74,864	$77,496	$105,784	$135,181	$217,358
Average Net Assets for the Period (in thousands)	$75,623	$86,398	$122,128	$163,545	$313,048
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.15%	0.94%	0.82%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.13%	0.93%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	1.09%	0.36%	0.61%	1.06%	0.79%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.49	$17.26	$16.28	$19.55	$24.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	(0.04)	—(2)	0.13	0.02
Net realized and unrealized gain/(loss)	0.14	1.16	2.56	0.29	(0.07)
Total from Investment Operations	0.21	1.12	2.56	0.42	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.10)	(0.30)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.79)	(1.89)	(1.58)	(3.69)	(5.06)
Net Asset Value, End of Period	$14.91	$16.49	$17.26	$16.28	$19.55
Total Return*	3.40%	6.40%	16.12%	3.70%	(0.62)%
Net Assets, End of Period (in thousands)	$31,418	$58,590	$73,433	$83,844	$115,667
Average Net Assets for the Period (in thousands)	$41,945	$67,079	$81,619	$94,474	$140,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.73%	1.51%	1.11%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.73%	1.51%	1.11%	1.54%
Ratio of Net Investment Income/(Loss)	0.47%	(0.23)%	0.03%	0.78%	0.07%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.70	$17.37	$16.37	$19.71	$25.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.12	0.15	0.23	0.22
Net realized and unrealized gain/(loss)	0.11	1.18	2.58	0.30	(0.05)
Total from Investment Operations	0.32	1.30	2.73	0.53	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.08)	(0.15)	(0.28)	(0.74)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.98)	(1.97)	(1.73)	(3.87)	(5.50)
Net Asset Value, End of Period	$15.04	$16.70	$17.37	$16.37	$19.71
Total Return*	4.27%	7.45%	17.12%	4.39%	0.37%
Net Assets, End of Period (in thousands)	$763,597	$822,153	$841,565	$774,433	$827,954
Average Net Assets for the Period (in thousands)	$765,452	$843,030	$822,828	$767,190	$894,102
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.82%	0.62%	0.53%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.82%	0.62%	0.53%	0.58%
Ratio of Net Investment Income/(Loss)	1.39%	0.68%	0.90%	1.36%	1.01%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.73	$17.40	$16.39	$19.72	$25.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.13	0.16	0.24	0.25
Net realized and unrealized gain/(loss)	0.10	1.17	2.58	0.29	(0.07)
Total from Investment Operations	0.32	1.30	2.74	0.53	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.08)	(0.15)	(0.27)	(0.74)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.98)	(1.97)	(1.73)	(3.86)	(5.50)
Net Asset Value, End of Period	$15.07	$16.73	$17.40	$16.39	$19.72
Total Return*	4.33%	7.45%	17.16%	4.40%	0.40%
Net Assets, End of Period (in thousands)	$364,502	$428,793	$963,098	$1,009,681	$1,407,953
Average Net Assets for the Period (in thousands)	$386,284	$722,356	$970,761	$1,070,715	$1,967,896
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.77%	0.61%	0.51%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.77%	0.61%	0.51%	0.57%
Ratio of Net Investment Income/(Loss)	1.46%	0.71%	0.92%	1.37%	1.10%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.18	$17.82	$16.69	$19.99	$25.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.13	0.17	0.24	0.22
Net realized and unrealized gain/(loss)	0.12	1.21	2.69(2)	0.31	(0.08)
Total from Investment Operations	0.34	1.34	2.86	0.55	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.09)	(0.15)	(0.26)	(0.70)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.98)	(1.98)	(1.73)	(3.85)	(5.46)
Net Asset Value, End of Period	$15.54	$17.18	$17.82	$16.69	$19.99
Total Return*	4.32%	7.47%	17.62%(2)	4.41%	0.25%
Net Assets, End of Period (in thousands)	$6,038	$7,129	$8,534	$9,630	$12,608
Average Net Assets for the Period (in thousands)	$6,333	$7,889	$9,323	$10,732	$17,713
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.93%	0.72%	0.63%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.77%	0.57%	0.53%	0.69%
Ratio of Net Investment Income/(Loss)	1.41%	0.73%	0.97%	1.36%	0.96%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.66	$17.34	$16.35	$19.69	$25.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.13	0.17	0.25	0.26
Net realized and unrealized gain/(loss)	0.11	1.19	2.57	0.31	(0.06)
Total from Investment Operations	0.34	1.32	2.74	0.56	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.11)	(0.17)	(0.31)	(0.80)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(2.00)	(2.00)	(1.75)	(3.90)	(5.56)
Net Asset Value, End of Period	$15.00	$16.66	$17.34	$16.35	$19.69
Total Return*	4.47%	7.56%	17.25%	4.60%	0.51%
Net Assets, End of Period (in thousands)	$619,969	$642,746	$119,228	$109,571	$281,522
Average Net Assets for the Period (in thousands)	$617,269	$349,395	$95,327	$142,854	$348,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.72%	0.48%	0.38%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.72%	0.48%	0.38%	0.43%
Ratio of Net Investment Income/(Loss)	1.54%	0.81%	0.99%	1.43%	1.17%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.68	$17.38	$16.38	$19.68	$24.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.01	0.05	0.13	0.09
Net realized and unrealized gain/(loss)	0.13	1.18	2.57	0.31	(0.06)
Total from Investment Operations	0.25	1.19	2.62	0.44	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.04)	(0.15)	(0.45)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.87)	(1.89)	(1.62)	(3.74)	(5.21)
Net Asset Value, End of Period	$15.06	$16.68	$17.38	$16.38	$19.68
Total Return*	3.70%	6.78%	16.40%	3.80%	(0.26)%
Net Assets, End of Period (in thousands)	$55,536	$62,802	$71,118	$72,868	$89,478
Average Net Assets for the Period (in thousands)	$57,426	$67,666	$74,119	$76,746	$106,006
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.42%	1.22%	1.12%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.42%	1.22%	1.12%	1.19%
Ratio of Net Investment Income/(Loss)	0.79%	0.09%	0.31%	0.77%	0.43%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.90	$17.56	$16.54	$19.84	$24.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.06	0.10	0.18	0.15
Net realized and unrealized gain/(loss)	0.12	1.19	2.59	0.31	(0.07)
Total from Investment Operations	0.29	1.25	2.69	0.49	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.02)	(0.09)	(0.20)	(0.46)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.86)	(1.91)	(1.67)	(3.79)	(5.22)
Net Asset Value, End of Period	$15.33	$16.90	$17.56	$16.54	$19.84
Total Return*	3.93%	7.07%	16.69%	4.07%	(0.01)%
Net Assets, End of Period (in thousands)	$110,404	$198,132	$200,812	$171,632	$198,232
Average Net Assets for the Period (in thousands)	$148,179	$209,016	$196,518	$173,783	$269,177
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.18%	0.98%	0.87%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.18%	0.97%	0.86%	0.94%
Ratio of Net Investment Income/(Loss)	1.07%	0.33%	0.56%	1.03%	0.68%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.78	$17.45	$16.44	$19.76	$25.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.10	0.14	0.22	0.21
Net realized and unrealized gain/(loss)	0.12	1.18	2.58	0.31	(0.06)
Total from Investment Operations	0.32	1.28	2.72	0.53	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.06)	(0.13)	(0.26)	(0.68)
Distributions (from capital gains)	(1.79)	(1.89)	(1.58)	(3.59)	(4.76)
Total Dividends and Distributions	(1.96)	(1.95)	(1.71)	(3.85)	(5.44)
Net Asset Value, End of Period	$15.14	$16.78	$17.45	$16.44	$19.76
Total Return*	4.22%	7.31%	17.00%	4.33%	0.26%
Net Assets, End of Period (in thousands)	$1,204,382	$1,431,431	$1,619,550	$1,717,020	$2,414,536
Average Net Assets for the Period (in thousands)	$1,281,003	$1,566,628	$1,709,661	$1,917,279	$3,167,714
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.92%	0.72%	0.62%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.91%	0.71%	0.59%	0.69%
Ratio of Net Investment Income/(Loss)	1.30%	0.58%	0.82%	1.29%	0.94%
Portfolio Turnover Rate	42%	41%	53%	65%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

22	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

26	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$72,100,000	$—	$(72,100,000)	$—
Royal Bank of Canada	50,000,000	—	(50,000,000)	—

Total	$122,100,000	$—	$(122,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.56%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

28	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $8,819.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $533 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,481.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $8,742,233 in purchases and $557,533 in sales, resulting in a net realized gain of $68,119. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

30	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,175,629	$ 6,602,064	$ -	$ -	$ -	$ (48,544)	$584,904,199

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,647,073,015	$665,755,130	$(80,850,931)	$ 584,904,199

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 44,115,285	$ 356,357,360	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,276,114	$ 406,843,033	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 4,410,329	$ (13,449,856)	$ 9,039,527

Capital has been adjusted by $4,410,328, including $3,200,200 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,824,165	$ 28,242,795	1,127,816	$ 19,821,686
Reinvested dividends and distributions	524,070	6,687,138	359,800	6,130,989
Shares repurchased	(2,035,423)	(30,670,341)	(2,927,454)	(51,210,725)
Net Increase/(Decrease)	312,812	$ 4,259,592	(1,439,838)	$ (25,258,050)
Class C Shares:
Shares sold	230,997	$ 3,331,020	322,490	$ 5,488,200
Reinvested dividends and distributions	316,525	3,937,570	377,614	6,275,937
Shares repurchased	(1,993,353)	(30,638,000)	(1,402,649)	(23,978,486)
Net Increase/(Decrease)	(1,445,831)	$ (23,369,410)	(702,545)	$ (12,214,349)
Class D Shares:
Shares sold	1,244,903	$ 18,720,176	1,423,135	$ 24,483,665
Reinvested dividends and distributions	7,145,693	89,321,157	5,325,567	89,203,253
Shares repurchased	(6,864,406)	(105,069,181)	(5,947,644)	(102,373,495)
Net Increase/(Decrease)	1,526,190	$ 2,972,152	801,058	$ 11,313,423
Class I Shares:
Shares sold	5,795,600	$ 88,462,603	9,154,722	$ 157,535,335
Reinvested dividends and distributions	3,388,716	42,426,729	5,785,097	97,016,077
Shares repurchased	(10,637,554)	(158,085,634)	(44,664,488)	(767,033,631)
Net Increase/(Decrease)	(1,453,238)	$ (27,196,302)	(29,724,669)	$(512,482,219)
Class L Shares:
Shares sold	8,580	$ 132,848	624	$ 10,949
Reinvested dividends and distributions	57,250	739,095	48,044	827,793
Shares repurchased	(92,213)	(1,423,996)	(112,567)	(1,993,885)
Net Increase/(Decrease)	(26,383)	$ (552,053)	(63,899)	$ (1,155,143)
Class N Shares:
Shares sold	5,197,183	$ 77,170,805	37,143,961	$ 632,374,020
Reinvested dividends and distributions	5,847,093	72,854,778	741,551	12,383,901
Shares repurchased	(8,284,446)	(123,995,817)	(6,187,359)	(105,748,945)
Net Increase/(Decrease)	2,759,830	$ 26,029,766	31,698,153	$ 539,008,976
Class R Shares:
Shares sold	577,740	$ 8,599,651	571,320	$ 9,801,551
Reinvested dividends and distributions	477,200	5,988,861	367,212	6,161,813
Shares repurchased	(1,132,013)	(17,094,639)	(1,264,816)	(22,110,039)
Net Increase/(Decrease)	(77,073)	$ (2,506,127)	(326,284)	$ (6,146,675)
Class S Shares:
Shares sold	3,307,378	$ 54,795,423	4,358,234	$ 76,306,369
Reinvested dividends and distributions	1,062,310	13,555,069	1,284,075	21,803,588
Shares repurchased	(8,893,026)	(142,025,638)	(5,349,546)	(92,756,483)
Net Increase/(Decrease)	(4,523,338)	$ (73,675,146)	292,763	$ 5,353,474
Class T Shares:
Shares sold	3,804,228	$ 58,207,886	5,658,573	$ 98,391,369
Reinvested dividends and distributions	11,983,127	150,867,575	9,935,808	167,318,999
Shares repurchased	(21,525,641)	(326,614,645)	(23,099,393)	(398,705,035)
Net Increase/(Decrease)	(5,738,286)	$(117,539,184)	(7,505,012)	$(132,994,667)

32	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,376,384,690	$1,911,095,338	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

34	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	39

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	41

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

44	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

Janus Investment Fund	45

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

46	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

48	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$359,557,560
Dividends Received Deduction Percentage	90%
Qualified Dividend Income Percentage	93%

52	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

58	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

60	JUNE 30, 2019

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93032 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Money Market Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2019		Class D Shares(1)
Class D Shares(1)		With Reimbursement	1.90%
1 Year	1.80%	Without Reimbursement	1.90%
5 Year	0.57%	Class T Shares
10 Year	0.29%	With Reimbursement	1.88%
Since Inception (February 14, 1995)	2.25%	Without Reimbursement	1.88%
Class T Shares		Expense Ratios
1 Year	1.79%	Per the October 29, 2018 prospectuses
5 Year	0.54%	Class D Shares(1)
10 Year	0.27%	Total Annual Fund Operating Expenses	0.67%
Since Inception (February 14, 1995)	2.24%	Class T Shares
		Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class D Shares	$1,000.00	$1,009.60	$2.84	$1,000.00	$1,021.97	$2.86	0.57%
Class T Shares	$1,000.00	$1,009.50	$2.94	$1,000.00	$1,021.87	$2.96	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2019

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2019

Principal Amounts		Value
Certificates of Deposit – 19.0%
Bank of Montreal/Chicago IL, 2.5500%, 7/8/19	$25,000,000	$25,000,000
Bank of Montreal/Chicago IL, 2.3400%, 7/20/19	20,000,000	20,000,000
Canadian Imperial Bank of Commerce/New York NY, 2.3800%, 7/8/19	30,000,000	30,000,000
Canadian Imperial Bank of Commerce/New York NY, 2.3200%, 7/26/19	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp/New York, 2.3400%, 7/15/19	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp/New York, 2.3300%, 7/22/19	15,000,000	15,000,000
Toronto-Dominion Bank/The, 2.4500%, 8/22/19	25,000,000	25,000,000
Toronto-Dominion Bank/The, 2.3500%, 9/16/19	20,000,000	20,000,000
Total Certificates of Deposit (cost $175,000,000)		175,000,000
Commercial Paper – 44.4%
ANZ New Zealand Int'l Ltd/London, 2.2364%, 9/23/19 (Section 4(2))	30,000,000	29,847,683
ANZ New Zealand Int'l Ltd/London, 2.2577%, 9/26/19 (Section 4(2))	15,000,000	14,920,387
Atlantic Asset Securitization LLC, 2.4343%, 7/15/19 (Section 4(2))	8,000,000	7,992,623
Atlantic Asset Securitization LLC, 2.4447%, 7/22/19 (Section 4(2))	25,000,000	24,965,283
Atlantic Asset Securitization LLC, 2.4236%, 7/23/19 (Section 4(2))	12,000,000	11,982,692
BNP Paribas Finance, Inc., 2.5754%, 7/5/19 (Section 4(2))	20,000,000	19,994,427
BNP Paribas Finance, Inc., 2.4142%, 7/10/19 (Section 4(2))	25,000,000	24,985,299
Commonwealth Bank of Australia, 2.3907%, 7/1/19 (Section 4(2))	5,900,000	5,900,000
Gotham Funding Corp, 2.4548%, 7/11/19 (Section 4(2))	12,000,000	11,992,030
Manhattan Asset Funding Co LLC, 2.4975%, 7/11/19 (Section 4(2))	20,000,000	19,986,488
Manhattan Asset Funding Co LLC, 2.4876%, 7/17/19 (Section 4(2))	25,000,000	24,973,087
Nieuw Amsterdam Receivables Corp, 2.5624%, 7/10/19 (Section 4(2))	20,000,000	19,987,527
Nieuw Amsterdam Receivables Corp, 2.4572%, 8/2/19 (Section 4(2))	25,000,000	24,946,852
Skandinaviska Enskilda Banken AB, 2.3928%, 7/24/19 (Section 4(2))	20,000,000	19,970,222
Skandinaviska Enskilda Banken AB, 2.4057%, 8/12/19 (Section 4(2))	25,000,000	24,931,708
Societe Generale North America, Inc., 2.4025%, 7/3/19 (Section 4(2))	25,000,000	24,996,748
Societe Generale North America, Inc., 2.4025%, 7/12/19 (Section 4(2))	20,000,000	19,985,695
Swedbank AB, 2.5747%, 8/21/19 (Section 4(2))	20,000,000	19,929,085
Swedbank AB, 2.4605%, 9/12/19 (Section 4(2))	25,000,000	24,878,760
Victory Receivables Corp, 2.4668%, 7/19/19 (Section 4(2))	18,000,000	17,978,381
Victory Receivables Corp, 2.4661%, 8/2/19 (Section 4(2))	15,000,000	14,967,997
Total Commercial Paper (cost $410,112,974)		410,112,974
Variable Rate Demand Agency Notes‡ – 18.5%
Breckenridge Terrace LLC 99-A, 2.5000%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC 99-B, 2.5000%, 5/2/39	4,000,000	4,000,000
County of Eagle CO, 2.5000%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 2.5000%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 2.4700%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 2.4600%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 2.4500%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 2.4400%, 7/1/26	3,475,000	3,475,000
Jefferson Vista Canyon LLC, 2.5000%, 12/2/58	5,175,000	5,175,000
Lush Properties LLC, 2.4400%, 11/1/33	5,395,000	5,395,000
Lynette Kerrane-Darragh Children's Trust, 2.4600%, 9/1/30	4,935,000	4,935,000
Michael Dennis Sullivan Irrevocable Trust, 2.4600%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 2.4200%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 2.4000%, 12/1/35	5,240,000	5,240,000
Phoenix Realty Special Account-U LP, 2.4700%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 2.4300%, 11/1/19	170,000	170,000
SSAB AB, 2.4400%, 4/1/34	30,000,000	30,000,000
SSAB AB, 2.4400%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 2.4600%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC, 2.5000%, 7/2/35	5,700,000	5,700,000
University of Illinois, 2.3500%, 4/1/44	6,215,000	6,215,000
Total Variable Rate Demand Agency Notes (cost $170,820,000)		170,820,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2019

Principal Amounts		Value
Repurchase Agreements(a) – 18.3%
Goldman Sachs & Co., 2.5100%, dated 6/28/19, maturing 7/1/19 to be repurchased at $100,020,917 collateralized by $101,059,127 in U.S. Government Agencies 2.4862% - 3.6544%, 6/25/22 - 4/25/49 with a value of $102,000,000	$100,000,000	$100,000,000
Undivided interest of 17.2% in a joint repurchase agreement (principal amount $400,000,000 with a maturity value of $400,083,333) with HSBC Securities (USA), Inc., 2.5000%, dated 6/28/19, maturing 7/1/19 to be repurchased at $68,614,292 collateralized by $382,500,906 in U.S. Government Agencies 3.0000% - 5.0000%, 6/1/28 - 1/1/57 with a value of $408,000,000	68,600,000	68,600,000
Total Repurchase Agreements (cost $168,600,000)		168,600,000
Total Investments (total cost $924,532,974) – 100.2%		924,532,974
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,622,178)
Net Assets – 100%		$922,910,796

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2019 is $410,112,974, which represents 44.4% of net assets.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2019.

(a)	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$175,000,000	$-
Commercial Paper	-	410,112,974	-
Variable Rate Demand Agency Notes	-	170,820,000	-
Repurchase Agreements	-	168,600,000	-
Total Assets	$-	$924,532,974	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2019

Assets:
Investments, at value(1)	$755,932,974
Repurchase agreements, at value(2)	168,600,000
Cash	339,006
Non-interested Trustees' deferred compensation	23,316
Receivables:
Fund shares sold	1,280,601
Interest	918,511
Investments sold	5,967
Other assets	1,107
Total Assets	927,101,482
Liabilities:
Payables:	—
Investments purchased	2,105,000
Fund shares repurchased	1,583,862
Administration services fees	347,145
Advisory fees	75,423
Professional fees	41,310
Non-interested Trustees' deferred compensation fees	23,316
Dividends	8,155
Non-interested Trustees' fees and expenses	6,475
Total Liabilities	4,190,686
Net Assets	$922,910,796
Net Assets Consist of:
Capital (par value and paid-in surplus)	$922,923,149
Total distributable earnings (loss)	(12,353)
Total Net Assets	$922,910,796
Net Assets - Class D Shares	$910,866,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	910,882,620
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$12,044,535
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,052,697
Net Asset Value Per Share	$1.00

(1) Includes cost of $755,932,974. (2) Includes cost of repurchase agreements of $168,600,000.

See Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$21,209,947
Total Investment Income	21,209,947
Expenses:
Advisory fees	1,792,115
Administration services fees:
Class D Shares	4,067,777
Class T Shares	56,439
Professional fees	60,353
Non-interested Trustees’ fees and expenses	23,637
Total Expenses	6,000,321
Less: Excess Expense Reimbursement and Waivers	(896,057)
Net Expenses	5,104,264
Net Investment Income/(Loss)	16,105,683
Net Realized Gain/(Loss) on Investments:
Investments	7,416
Total Net Realized Gain/(Loss) on Investments	7,416
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,113,099

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$16,105,683	$7,891,025
Net realized gain/(loss) on investments	7,416	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,113,099	7,891,025
Dividends and Distributions to Shareholders(1)
Class D Shares	(15,897,678)	N/A
Class T Shares	(208,006)	N/A
Total Dividends and Distributions to Shareholders	(16,105,684)	N/A
Dividends from Net Investment Income(1)
Class D Shares	N/A	(7,771,946)
Class T Shares	N/A	(119,079)
Total Dividends from Net Investment Income	N/A	(7,891,025)
Net Decrease from Dividends and Distributions to Shareholders	(16,105,684)	(7,891,025)
Capital Share Transactions:
Class D Shares	70,462,785	(25,321,437)
Class T Shares	(422,512)	(1,295,724)
Net Increase/(Decrease) from Capital Share Transactions	70,040,273	(26,617,161)
Net Increase/(Decrease) in Net Assets	70,047,688	(26,617,161)
Net Assets:
Beginning of period	852,863,108	879,480,269
End of period(2)	$922,910,796	$852,863,108

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(16,974) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.02	0.01	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—(2)	—	—(2)
Total Dividends and Distributions	(0.02)	(0.01)	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.80%	0.92%	0.16%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$910,866	$840,396	$865,718	$931,232	$923,390
Average Net Assets for the Period (in thousands)	$886,310	$852,513	$907,340	$944,865	$956,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.32%	0.13%
Ratio of Net Investment Income/(Loss)	1.79%	0.91%	0.15%	0.00%(3)	0.00%(3)

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.02	0.01	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—(2)	—	—(2)
Total Dividends and Distributions	(0.02)	(0.01)	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.79%	0.89%	0.02%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$12,045	$12,467	$13,763	$185,252	$227,769
Average Net Assets for the Period (in thousands)	$11,795	$13,647	$56,389	$212,004	$216,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.68%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.59%	0.56%	0.32%	0.13%
Ratio of Net Investment Income/(Loss)	1.76%	0.87%	0.01%	0.00%(3)	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

10	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes to Financial Statements

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$—	$(100,000,000)	$—
HSBC Securities (USA), Inc.	68,600,000	—	(68,600,000)	—

Total	$168,600,000	$—	$(168,600,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the

14	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes to Financial Statements

proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,341	$ -	$ -	$ -	$ -	$ (18,694)	$ -

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,105,684	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,891,025	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 7,416	$ -	$ (7,416)

Capital has been adjusted by $7,416, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	510,718,700	$510,718,693	436,661,786	$436,661,786
Reinvested dividends and distributions	15,679,284	15,679,284	7,649,105	7,649,105
Shares repurchased	(455,935,190)	(455,935,192)	(469,632,328)	(469,632,328)
Net Increase/(Decrease)	70,462,794	$ 70,462,785	(25,321,437)	$ (25,321,437)
Class T Shares:
Shares sold	21,046,802	$ 21,046,803	20,294,673	$ 20,294,673
Reinvested dividends and distributions	208,985	208,985	116,581	116,581
Shares repurchased	(21,678,299)	(21,678,300)	(21,706,978)	(21,706,978)
Net Increase/(Decrease)	(422,512)	$ (422,512)	(1,295,724)	$ (1,295,724)

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

16	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes to Financial Statements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

18	JUNE 30, 2019

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	21

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	23

Janus Henderson Money Market Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

24	JUNE 30, 2019

Janus Henderson Money Market Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	25

Janus Henderson Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

26	JUNE 30, 2019

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

Janus Investment Fund	27

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

28	JUNE 30, 2019

Janus Henderson Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

30	JUNE 30, 2019

Janus Henderson Money Market Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

32	JUNE 30, 2019

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	33

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34	JUNE 30, 2019

Janus Henderson Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$7,416

Janus Investment Fund	35

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

36	JUNE 30, 2019

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	37

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

38	JUNE 30, 2019

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

40	JUNE 30, 2019

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	41

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

42	JUNE 30, 2019

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	43

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	JUNE 30, 2019

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93027 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high monthly income with lower volatility than a dedicated high-yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2019, Janus Henderson Multi-Sector Income Fund’s Class I Shares returned 7.25% compared with a 7.87% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIROMENT

The U.S. fixed income market was up for the period, with both corporate credit and government bonds performing well. Early on, a steady U.S. economic backdrop coupled with the emergence of rising wages initially caused many to fear that inflation would run ahead of Federal Reserve (Fed) expectations. The prospect of higher interest rates pushed yields on U.S. Treasuries to multi-year highs. This trend reversed mid-period, when concerns around escalating trade tensions, slowing global economic growth and potential Fed policy error led to a rally in government bonds and wider corporate credit spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks). Early in 2019, the Fed reversed course, signaling it would hold rates steady for the year. While weaker economic data and U.S.-China trade negotiations continued to cause volatility, the expectation for more accommodative monetary policy from central banks – including a potential rate cut by the Fed – ultimately led to strong returns in corporate credit.

U.S. Treasuries also performed well, all in all, and falling yields lent further support to corporate credit. Later in the period, the prospect of rate cuts put downward pressure on the front-end of the Treasury curve, while ultra-low and negative yields abroad created appeal in longer-dated bonds. The yield on the 10-year Treasury note closed June at 2.01%, down from 2.86% a year prior. The yield on the 5-year Treasury note closed June at 1.77%, down from 2.74% a year prior.

PERFORMANCE DISCSSION

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s “plus sectors,” which include higher-yielding debt instruments, convertible bonds and preferred and common stock, are used to support our goal of generating greater monthly income than the benchmark. The plus sector positioning had mixed results over the period. An out-of-benchmark allocation to bank loans was among the leading asset class detractors from relative performance. While the allocation generated positive returns and its carry (a measure of excess income generated by the Fund’s holdings) proved beneficial to results, the lack of duration in these floating rate securities caused them to lag many index constituents.

Our out-of-index allocation to commercial mortgage-backed securities was also challenged during the period, largely due to two positions collateralized by traditional retail space. Weakness in brick-and-mortar retail and the late-2018 tightening in capital markets brought into question the ability for the issuers to refinance their deal and extend maturities. We exited our positions.

Other plus sector positioning aided relative performance. Strong security selection in high-yield corporate bonds contributed positively to returns. As equity markets rallied, our modest allocation to equity and equity-like securities further benefited returns.

The Fund’s core sectors, including investment-grade credit, Treasuries and agency mortgage-backed securities (MBS) – are employed with the goal of dampening the volatility of our plus sector positioning. We utilize U.S. Treasury futures to achieve our duration target and balance the shorter-dated bias of our spread product allocation. Our rates positioning was additive to performance amid the period’s strong rally in Treasuries. An underweight to U.S. MBS further supported relative results, given both government bonds and corporate credit performed better. However, our investment-grade

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

corporate credit allocation detracted. Our large underweight to the strong-performing asset class and focus on shorter-dated securities hindered performance relative to the benchmark.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used index credit default swaps “CDX” to gain broad high-yield market exposure, forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures to efficiently express our view on the U.S. Treasury market. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Although defaults remain low and corporate fundamentals are generally sound, U.S. economic data has started to roll, and we expect the continued lack of resolution in U.S.-China trade disputes to start leading to disappointments in company earnings results. The Fed may announce an interest rate cut this year, but it is unlikely to solve for the key challenge, which is slowing growth around the globe. China’s stimulus has fallen short of expectations and Europe’s slowdown has yet to show signs of bottoming. Given the landscape, we believe valuations, particularly in high yield, appear inappropriately rich after the second quarter’s round of tightening.

In an attempt to get ahead of any potential spread widening, we believe it prudent to reduce absolute risk. We are shifting emphasis toward steady income opportunities with companies that generate sufficient free cash flow to cover their coupon obligations. Within high yield, we are favoring short-dated issues from companies in deleveraging mode. But we are increasingly looking to higher-quality credit and think the lowest tier of investment grade ratings is particularly appealing. Senior, more defensive bank loans – an asset class that is starting to look oversold, in our view-are also presenting unique opportunities.

Mindful of the importance of diversification at this late stage of the cycle, we are seeking sources of steady income outside the realm of corporate credit, in asset-backed securities that are tied to the strength of the consumer, such as restaurant franchises, and high-quality MBS. As always, we will rely on our fundamental, bottom-up research to inform our asset allocation decisions and to thoroughly vet opportunities and identify those that should be avoided. Our approach reflects our objective of delivering high current income with lower volatility than a dedicated high-yield strategy.

Thank you for investing in Janus Henderson Multi-Sector Income Fund.

2	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.57%	3.59%
Class A Shares MOP	3.40%	3.42%
Class C Shares**	2.80%	2.82%
Class D Shares	3.70%	3.73%
Class I Shares	3.79%	3.79%
Class N Shares	3.81%	3.87%
Class S Shares	2.90%	3.37%
Class T Shares	3.61%	3.62%
Weighted Average Maturity		5.4 Years
Average Effective Duration***		3.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.5%
AA	11.7%
A	1.8%
BBB	15.7%
BB	14.7%
B	14.3%
CCC	2.5%
Not Rated	37.0%
Other	0.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	44.6%
Asset-Backed/Commercial Mortgage-Backed Securities	27.3%
Mortgage-Backed Securities	14.9%
Investment Companies	11.5%
Bank Loans and Mezzanine Loans	10.6%
Preferred Stocks	0.5%
Common Stocks	0.3%
Other	(9.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.00%	4.42%	4.69%	1.11%	0.95%
Class A Shares at MOP	1.93%	3.40%	3.73%
Class C Shares at NAV	6.09%	3.66%	3.92%	1.90%	1.73%
Class C Shares at CDSC	5.09%	3.66%	3.92%
Class D Shares(1)	7.07%	4.59%	4.84%	0.98%	0.79%
Class I Shares	7.25%	4.70%	4.97%	0.87%	0.70%
Class N Shares	7.21%	4.74%	5.00%	0.84%	0.64%
Class S Shares	7.19%	4.43%	4.68%	1.37%	1.14%
Class T Shares	7.06%	4.50%	4.76%	1.06%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.12%
Morningstar Quartile - Class I Shares	1st	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	87/355	23/288	26/274

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

4	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,069.90	$5.08	$1,000.00	$1,019.89	$4.96	0.99%
Class C Shares	$1,000.00	$1,066.20	$8.95	$1,000.00	$1,016.05	$8.74	1.75%
Class D Shares	$1,000.00	$1,070.80	$4.26	$1,000.00	$1,020.68	$4.16	0.83%
Class I Shares	$1,000.00	$1,071.10	$3.95	$1,000.00	$1,020.98	$3.86	0.77%
Class N Shares	$1,000.00	$1,071.50	$3.60	$1,000.00	$1,021.32	$3.51	0.70%
Class S Shares	$1,000.00	$1,074.00	$2.67	$1,000.00	$1,022.20	$2.59	0.52%
Class T Shares	$1,000.00	$1,070.20	$4.83	$1,000.00	$1,020.13	$4.71	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 27.3%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$603,115
ACC Trust 2018-1, 6.8100%, 2/21/23 (144A)	1,000,000	1,014,346
ALM VII Ltd, ICE LIBOR USD 3 Month + 7.1000%, 9.6968%, 10/15/28 (144A)‡	1,750,000	1,740,609
ALM VII R Ltd, ICE LIBOR USD 3 Month + 7.1400%, 9.7368%, 10/15/28 (144A)‡	2,900,000	2,882,600
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	1,400,000	1,453,618
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	1,139,015	1,149,153
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	2,649,000	2,686,787
Arroyo Mortgage Trust 2019-2, 4.7600%, 4/25/49 (144A)‡	4,860,000	4,859,913
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	184,326
Benefit Street Partners CLO XI,
ICE LIBOR USD 3 Month + 3.7500%, 6.3468%, 4/15/29 (144A)‡	1,925,000	1,925,071
BlueMountain CLO 2015-3 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.5915%, 4/20/31 (144A)‡	3,000,000	2,976,444
BlueMountain CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 7.0000%, 9.5196%, 8/20/28 (144A)‡	3,750,000	3,708,697
Business Jet Securities LLC, 6.9480%, 7/15/34 (144A)	6,000,000	5,999,896
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	1,815,692	1,863,763
Carlyle Global Market Strategies CLO 2013-1 Ltd,
ICE LIBOR USD 3 Month + 1.2200%, 3.7479%, 8/14/30 (144A)‡	6,000,000	5,991,972
Carlyle Global Market Strategies CLO 2015-5 Ltd,
ICE LIBOR USD 3 Month + 3.7500%, 6.3415%, 1/20/32 (144A)‡	5,000,000	5,007,305
Carvana Auto Receivables Trust 2019-1, 5.6400%, 1/15/26 (144A)	6,000,000	6,163,651
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	2,200,208	2,226,928
Castlelake Aircraft Securitization Trust 2018-1, 0%, 6/15/43 (144A)‡	1,000,000	1,000,000
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	2,021,566	2,031,674
Citigroup Commercial Mortgage Trust 2018-C5, 0.7588%, 6/10/51‡,¤	41,255,213	2,036,741
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	6,564,040	6,701,378
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	2,900,000	2,919,368
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	2,900,000	2,912,441
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 6.0443%, 2/15/31 (144A)‡	500,000	501,000
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	1,910,700	1,993,459
Dryden 71 CLO Ltd,
ICE LIBOR USD 3 Month + 1.1500%, 3.8425%, 1/15/29 (144A)‡	6,920,000	6,918,616
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	4,374,080	4,389,370
Exeter Automobile Receivables Trust 2018-1, 4.6400%, 10/15/24 (144A)	2,040,000	2,080,961
Exeter Automobile Receivables Trust 2018-2, 5.3300%, 5/15/25 (144A)	2,600,000	2,696,819
Exeter Automobile Receivables Trust 2018-3, 6.5500%, 8/25/25 (144A)	1,750,000	1,844,109
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	2,370,000	2,465,616
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	1,920,000	1,985,917
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	2,000,000	2,000,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.6000%, 6.0044%, 1/25/30‡	7,000,000	7,226,278
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.5500%, 5.9544%, 7/25/30‡	6,307,000	6,446,527
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.7500%, 6.1544%, 10/25/30‡	4,536,000	4,572,284
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 28.1600%, 10/25/40‡	588,203	1,988,016
Fannie Mae REMICS, 3.0000%, 5/25/48	34,680	35,285
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.6456%, 8/25/48‡,¤	16,031,916	2,792,548
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	2,725,000	2,829,731
Foursight Capital Automobile Receivables Trust 2019-1,
4.3000%, 9/15/25 (144A)	1,000,000	1,003,570
Foursight Capital Automobile Receivables Trust 2019-1,
5.5700%, 11/15/26 (144A)	1,000,000	999,686
Freddie Mac Multifamily Structured Pass Through Certificates,
0.1873%, 7/25/28‡,¤	65,956,000	539,132
Ginnie Mae II Pool, 3.5000%, 5/20/49	2,160,498	2,205,192

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool, 3.5000%, 6/20/49	$970,271		$990,343
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.1671%, 1/20/44‡,¤	964,099		157,453
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 3.7558%, 10/16/55‡,¤	1,408,688		244,250
Government National Mortgage Association, 0.4787%, 1/16/60‡,¤	28,506,906		1,401,340
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	1,000,000		1,012,552
Hertz Fleet Lease Funding LP, 4.6200%, 1/10/33 (144A)	2,562,000		2,590,479
Horizon Aircraft Finance I Ltd, 6.6570%, 12/15/38 (144A)	1,177,208		1,219,417
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	2,860,169		3,003,764
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49	11,373,848		11,373,848
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49	5,765,000		5,765,000
KKR Clo 17 Ltd, ICE LIBOR USD 3 Month + 3.4500%, 6.0468%, 4/15/29 (144A)‡	4,750,000		4,749,838
KNDL 2019-KNSQ Mortgage Trust,
ICE LIBOR USD 1 Month + 2.0000%, 4.3943%, 5/15/36 (144A)‡	2,000,000		1,999,999
LCM XV LP, ICE LIBOR USD 3 Month + 3.7000%, 6.4610%, 7/20/30 (144A)‡	3,000,000		2,992,200
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.6115%, 4/20/31 (144A)‡	4,165,000		4,135,899
Madison Park Funding XVII Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.1915%, 7/21/30 (144A)‡	1,750,000		1,750,656
Madison Park Funding XVIII Ltd,
ICE LIBOR USD 3 Month + 1.1900%, 3.7815%, 10/21/30 (144A)‡	6,000,000		5,995,890
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.5768%, 4/15/31 (144A)‡	3,000,000		2,977,812
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.5903%, 7/25/31 (144A)‡	4,000,000		3,956,000
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 5.6500%, 4/15/31 (144A)‡	3,250,000		3,249,571
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,107,964		2,111,253
Mello Warehouse Securitization Trust 2019-1,
ICE LIBOR USD 1 Month + 2.3500%, 4.7544%, 6/25/52 (144A)‡	9,010,000		9,010,000
New Residential Mortgage Loan Trust 2019-NQM2, 4.2671%, 4/25/49 (144A)‡	1,828,000		1,927,708
Octagon Investment Partners 32 Ltd,
ICE LIBOR USD 3 Month + 3.4000%, 5.9968%, 7/15/29 (144A)‡	1,125,000		1,119,588
Octagon Investment Partners 40 Ltd,
ICE LIBOR USD 3 Month + 3.8000%, 6.4262%, 4/20/31 (144A)‡	5,000,000		4,995,500
Octagon Investment Partners 41 Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 6.2490%, 4/15/31 (144A)‡	2,750,000		2,749,827
Octagon Investment Partners 44 Ltd,
ICE LIBOR USD 3 Month + 1.3000%, , 7/20/32 (144A)‡	6,500,000		6,500,000
Octagon Investment Partners XV Ltd,
ICE LIBOR USD 3 Month + 3.7000%, 6.2915%, 7/19/30 (144A)‡	1,450,000		1,446,085
Octagon Investment Partners XXI Ltd,
ICE LIBOR USD 3 Month + 3.9500%, 6.4779%, 2/14/31 (144A)‡	2,750,000		2,763,183
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	6,752,000		7,083,445
Pioneer Aircraft Finance Ltd, 6.9000%, 6/15/44 (144A)	1,000,000		999,990
Prima Capital CRE Securitization 2015-IV Ltd, 4.0000%, 8/24/49 (144A)	5,000,000		5,126,916
Project Silver, 0%, 3/15/44 (144A)	1,500,000		1,500,000
Project Silver, 6.9000%, 7/15/44 (144A)	1,000,000		999,999
Regatta IX Funding Ltd,
ICE LIBOR USD 3 Month + 3.9000%, 6.4880%, 4/17/30 (144A)‡	2,500,000		2,500,390
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.7500%, 10/15/20	1,521,499		1,525,240
Santander Drive Auto Receivables Trust 2019-2, 3.2200%, 7/15/25	5,000,000		5,061,875
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	1,741,818		1,787,854
Sapphire Aviation Finance LTD, 7.3850%, 3/15/40 (144A)	808,894		827,895
Sequoia Mortgage Trust 2018-8, 0.3344%, 11/25/48 (144A)‡,¤	342,981,557		3,507,672
SES SA, EUR SWAP ANNUAL 5 YR + 4.6640%, 4.6250%, 1/2/68‡	1,050,000	EUR	1,255,652
Sierra Timeshare 2018-3 Receivables Funding LLC, 5.2000%, 9/20/35 (144A)	1,359,546		1,372,028
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	2,607,440		2,614,643
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	1,541,667		1,590,216

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	$3,360,000		$3,472,036
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	1,900,000		1,942,034
SoFi Professional Loan Program 2017-E LLC, 0%, 11/26/40 (144A)◊	25,000		1,492,700
SoFi Professional Loan Program 2017-F LLC, 0%, 1/25/41 (144A)◊	35,000		2,031,050
Sofi Professional Loan Program 2018-C Trust, 0%, 1/25/48 (144A)◊	58,000		2,334,500
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊	76,000		2,618,200
Sofi Professional Loan Program 2019-B Trust, 0%, 9/15/38 (144A)◊	70,900		2,497,807
Sound Point Clo XVI Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3706%, 7/25/30 (144A)‡	4,081,000		4,055,249
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.7509%, 4/18/31 (144A)‡	3,087,000		3,068,145
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)	4,197,697		4,131,237
START Ireland, 0%, 3/15/44 (144A)	1,500,000		1,507,500
Tesla Auto Lease Trust 2018-A, 4.9400%, 3/22/21 (144A)	4,850,000		4,895,994
Thunderbolt II Aircraft Lease Ltd, 0%, 9/15/38 (144A)◊	10		1,912,500
United Auto Credit Securitization Trust 2018-2, 5.2600%, 5/10/23 (144A)	2,000,000		2,042,888
United Auto Credit Securitization Trust 2019-1, 4.2900%, 8/12/24 (144A)	2,000,000		2,010,143
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	1,414,000		1,401,475
Verus Securitization Trust 2018-INV1, 5.6480%, 3/25/58 (144A)‡	2,600,000		2,789,849
Verus Securitization Trust 2019-1, 4.4610%, 2/25/59 (144A)‡	3,024,000		3,106,452
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.5968%, 7/15/31 (144A)‡	3,250,000		3,229,661
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	5,051,132		5,051,091
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3076%, 5/15/46‡	8,257		8,347
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	2,600,000		2,657,623
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000		2,040,981
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	1,722,889		1,804,080
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	1,427,461		1,418,747
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $320,389,293)			321,017,471
Bank Loans and Mezzanine Loans – 10.6%
Basic Industry – 0.3%
Grizzly Finco, ICE LIBOR USD 3 Month + 3.2500%, 5.8498%, 10/1/25‡	2,977,500		2,971,724
Capital Goods – 1.1%
Entegris Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 11/6/25(a),‡	2,832,765		2,831,009
Reynolds Group Holdings Inc,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 2/5/23‡	5,643,061		5,596,224
Tamko Building Products Inc,
ICE LIBOR USD 3 Month + 3.2500%, 5.6900%, 5/29/26‡	4,102,000		4,086,617
			12,513,850
Communications – 2.1%
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 5.0799%, 11/29/24‡	1,677,699		1,616,177
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 4.9000%, 2/1/24(a),‡	5,742,000		5,601,321
GCI Holdings LLC, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 2/2/22(a),‡	4,841,327		4,732,397
Lamar Media Corp, ICE LIBOR USD 3 Month + 1.7500%, 4.1250%, 3/14/25‡	2,554,016		2,554,016
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 2/22/24‡	4,450,000		4,412,175
Mission Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 1/17/24‡	265,223		262,855
Nexstar Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 1/17/24(a),‡	1,328,049		1,316,189
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.7500%, 0%, 6/19/26(a),‡	3,893,805		3,879,203
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.9765%, 11/15/27‡	550,000	GBP	692,662
			25,066,995
Consumer Cyclical – 1.1%
Boardriders Inc, ICE LIBOR USD 1 Month + 6.5000%, 8.9024%, 4/23/24‡	2,722,126		2,635,916
L1R HB Finance Ltd, ICE LIBOR USD 3 Month + 5.2500%, 6.0249%, 9/2/24‡	539,827	GBP	561,850
Marriott Ownership Resorts Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 8/29/25‡	1,990,000		1,988,348

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
PCI Gaming Authority, ICE LIBOR USD 3 Month + 3.0000%, 0%, 5/29/26(a),‡	$2,237,000		$2,239,326
Six Flags Theme Parks Inc,
ICE LIBOR USD 1 Month + 2.0000%, 4.4100%, 4/17/26‡	2,894,531		2,895,428
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 5.8299%, 7/10/25‡	3,168,799		3,167,151
			13,488,019
Consumer Non-Cyclical – 2.4%
Bausch Health Americas Inc,
ICE LIBOR USD 1 Month + 3.0000%, 5.4116%, 6/2/25‡	1,814,403		1,813,278
Change Healthcare Holdings LLC,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 3/1/24‡	2,576,540		2,554,974
Chobani LLC, ICE LIBOR USD 1 Month + 3.5000%, 5.9000%, 10/10/23‡	2,820,547		2,770,313
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 5.5799%, 12/2/24(a),‡	3,320,734		3,316,583
Froneri International Ltd,
ICE LIBOR USD 1 Month + 3.0000%, 3.7218%, 1/31/25(a),‡	3,824,000	GBP	4,826,186
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 7/2/25(a),‡	2,433,036		2,433,036
Gentiva Health Services Inc,
U.S Prime Rate 3 Month + 6.0000%, 11.5000%, 7/2/26‡	1,000,000		1,010,000
HomeVi SAS,
Euro Interbank Offered Rate 3 Month + 3.0000%, 0%, 10/31/24(a),‡	2,978,000	EUR	3,372,704
NVA Holdings Inc/United States,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 2/2/25‡	3,598,503		3,592,493
PetVet Care Centers LLC, ICE LIBOR USD 1 Month + 6.2500%, 8.6524%, 2/13/26‡	250,000		243,750
Post Holdings Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4036%, 5/24/24‡	2,014,153		2,002,954
			27,936,271
Electric – 0.2%
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 8/4/23‡	1,749,740		1,746,468
Electronic Equipment, Instruments & Components – 0.4%
II-VI Inc, ICE LIBOR USD 3 Month + 3.5000%, 0%, 5/8/26(a),‡	4,850,000		4,774,243
Energy – 0.1%
AL Midcoast Holdings LLC, ICE LIBOR USD 3 Month + 5.5000%, 0%, 8/1/25(a),‡	484,694		485,300
PowerTeam Services LLC, ICE LIBOR USD 3 Month + 7.2500%, 9.5799%, 3/6/26‡	850,000		816,000
			1,301,300
Finance Companies – 0.6%
Jane Street Group LLC, ICE LIBOR USD 1 Month + 3.0000%, 5.4024%, 8/25/22‡	4,488,693		4,456,914
RPI Finance Trust, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 3/27/23‡	3,041,349		3,043,265
			7,500,179
Food Products – 0.1%
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 5/1/26‡	1,527,156		1,523,338
Industrial – 0.2%
Ultra Clean Holdings Inc,
ICE LIBOR USD 1 Month + 4.5000%, 6.9024%, 8/27/25‡	2,176,871		2,046,258
Technology – 1.6%
CommScope Inc, ICE LIBOR USD 3 Month + 3.2500%, 0%, 4/6/26(a),‡	1,955,000		1,947,180
Dell International LLC, ICE LIBOR USD 1 Month + 1.7500%, 4.1500%, 3/13/24‡	1,859,737		1,836,490
Excelitas Technologies ,
ICE LIBOR USD 3 Month + 7.5000%, 10.0955%, 12/1/25‡	1,350,000		1,347,746
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 12/10/25‡	3,283,500		3,262,978
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 9/30/24‡	3,168,050		3,161,619
Micron Technology Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 4/26/22‡	3,446,121		3,447,886
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 10/1/25‡	3,683,490		3,569,523
			18,573,422

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Transportation – 0.4%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 4.9036%, 10/19/20‡	$4,805,000		$4,744,937
Total Bank Loans and Mezzanine Loans (cost $125,049,080)			124,187,004
Corporate Bonds – 44.6%
Banking – 3.6%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		5,753,352
Bank of America Corp, 2.1510%, 11/9/20	13,592,000		13,547,755
Citigroup Inc, 2.9000%, 12/8/21	3,100,000		3,131,121
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,381,831
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate + 3.6230%, 5.5000%‡,µ	5,450,000		5,579,437
JPMorgan Chase & Co, 2.2950%, 8/15/21	6,915,000		6,913,142
Synchrony Financial, 4.3750%, 3/19/24	1,229,000		1,286,355
Synchrony Financial, 5.1500%, 3/19/29	4,476,000		4,820,860
			42,413,853
Basic Industry – 5.1%
Alcoa Nederland Holding BV, 6.7500%, 9/30/24 (144A)	4,283,000		4,523,919
Aleris International Inc, 10.7500%, 7/15/23 (144A)#	8,190,000		8,548,312
Allegheny Technologies Inc, 5.9500%, 1/15/21	5,030,000		5,168,325
Allegheny Technologies Inc, 7.8750%, 8/15/23	1,046,000		1,120,841
CF Industries Inc, 3.4000%, 12/1/21 (144A)	3,928,000		3,985,585
First Quantum Minerals Ltd, 7.0000%, 2/15/21	5,263,000		5,368,260
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	3,860,000		3,758,675
Freeport-McMoRan Inc, 3.5500%, 3/1/22	12,595,000		12,610,744
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	3,722,000		3,862,514
Harsco Corp, 5.7500%, 7/31/27 (144A)	5,597,000		5,828,492
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	1,883,000		1,939,490
Tronox Inc, 6.5000%, 4/15/26 (144A)	3,339,000		3,304,642
			60,019,799
Capital Goods – 6.0%
Allegion US Holding Co Inc, 3.2000%, 10/1/24	3,848,000		3,891,271
ARD Finance SA, 7.1250%, 9/15/23	5,517,000		5,641,132
ARD Securities Finance SARL (PIK), 8.7500%, 1/31/23 (144A)	2,200,000		2,216,500
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,116
Boeing Co, 3.1000%, 5/1/26	2,399,000		2,473,257
Builders FirstSource Inc, 6.7500%, 6/1/27 (144A)	4,074,000		4,298,070
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	3,816,000		3,677,670
James Hardie International Finance DAC, 3.6250%, 10/1/26 (144A)	2,476,000	EUR	2,981,215
JELD-WEN Inc, 4.6250%, 12/15/25 (144A)	3,776,000		3,705,200
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	2,766,000		2,795,043
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	5,450,000		5,450,000
Owens Corning, 3.4000%, 8/15/26	5,005,000		4,872,501
Stericycle Inc, 5.3750%, 7/15/24 (144A)	12,651,000		13,205,999
Summit Materials LLC / Summit Materials Finance Corp,
6.5000%, 3/15/27 (144A)	4,301,000		4,473,040
Wabtec Corp, ICE LIBOR USD 3 Month + 1.3000%, 3.7103%, 9/15/21‡	1,831,000		1,825,758
Wabtec Corp, 4.9500%, 9/15/28	7,550,000		8,091,465
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,325,865
			70,927,102
Communications – 4.8%
Altice Luxembourg SA, 7.2500%, 5/15/22	48,513	EUR	943,886
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	469,000		476,621
Belo Corp, 7.2500%, 9/15/27	32,000		34,400
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	6,961,000		7,187,232
Clear Channel International BV, 8.7500%, 12/15/20 (144A)	1,263,000		1,291,418
CSC Holdings LLC, 5.1250%, 12/15/21 (144A)	1,300,000		1,300,000
EW Scripps Co, 5.1250%, 5/15/25 (144A)	3,390,000		3,254,400
GCI LLC, 6.6250%, 6/15/24 (144A)	4,033,000		4,225,777

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
GCI LLC, 6.8750%, 4/15/25	$2,429,000		$2,532,232
Level 3 Financing Inc, 5.3750%, 8/15/22	4,846,000		4,852,057
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	2,704,000		2,771,600
Netflix Inc, 4.6250%, 5/15/29 (144A)	2,600,000	EUR	3,357,809
Netflix Inc, 3.8750%, 11/15/29 (144A)	2,300,000	EUR	2,832,363
Nexstar Escrow Inc, 5.6250%, 7/15/27 (144A)	2,612,000		2,677,300
SES GLOBAL Americas Holdings GP, 5.3000%, 3/25/44 (144A)	2,958,000		2,856,289
SES SA, 5.3000%, 4/4/43 (144A)	1,266,000		1,227,291
T-Mobile USA Inc, 6.5000%, 1/15/24	3,462,000		3,583,170
UBM PLC, 5.7500%, 11/3/20 (144A)	5,788,000		5,993,383
Viacom Inc, 4.3750%, 3/15/43	950,000		928,339
Viacom Inc, 5.2500%, 4/1/44	846,000		921,602
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	2,662,000		2,716,571
			55,963,740
Consumer Cyclical – 6.9%
American Axle & Manufacturing Inc, 6.6250%, 10/15/22	3,347,000		3,405,572
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		683,220
Beazer Homes USA Inc, 8.7500%, 3/15/22	1,100,000		1,144,000
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	1,460,000		1,496,500
Cedar Fair LP, 5.2500%, 7/15/29 (144A)	2,326,000		2,375,427
Century Communities Inc, 6.7500%, 6/1/27 (144A)	2,530,000		2,564,787
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	2,598,000		2,747,385
eG Global Finance PLC, 6.7500%, 2/7/25 (144A)	3,488,000		3,460,794
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	4,288,000		4,652,480
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	6,486,000		6,631,935
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	2,364,000		2,434,920
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	5,041,000		5,293,050
Harley-Davidson Financial Services Inc, 4.0500%, 2/4/22 (144A)	3,360,000		3,469,799
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	2,190,000	EUR	2,526,942
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	2,500,000		2,648,750
IHS Markit Ltd, 4.1250%, 8/1/23	2,000,000		2,079,200
M/I Homes Inc, 5.6250%, 8/1/25	804,000		816,060
Men's Wearhouse Inc, 7.0000%, 7/1/22#	1,935,000		1,862,437
MGM Resorts International, 7.7500%, 3/15/22	1,880,000		2,096,200
Rent-A-Center Inc/TX, 6.6250%, 11/15/20	2,031,000		2,033,539
Rent-A-Center Inc/TX, 4.7500%, 5/1/21	2,604,000		2,600,745
Scientific Games International Inc, 6.2500%, 9/1/20	2,448,000		2,448,930
Scientific Games International Inc, 10.0000%, 12/1/22	5,888,000		6,175,040
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	4,089,000		4,150,335
TRI Pointe Group Inc, 5.2500%, 6/1/27	1,200,000		1,155,000
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	5,244,000		5,412,857
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	4,082,000		4,255,485
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		469,063
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	228,000		225,150
			81,315,602
Consumer Non-Cyclical – 6.3%
Avantor Inc, 4.7500%, 10/1/24	2,862,000	EUR	3,481,277
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	3,115,000		3,425,005
Bristol-Myers Squibb Co, 3.2000%, 6/15/26 (144A)	1,429,000		1,482,655
Campbell Soup Co, 3.6500%, 3/15/23	1,720,000		1,770,128
Catalent Pharma Solutions Inc, 5.0000%, 7/15/27 (144A)	2,343,000		2,384,002
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	7,096,000		7,202,440
Conagra Brands Inc, 4.8500%, 11/1/28	3,393,000		3,755,141
DaVita Inc, 5.7500%, 8/15/22	3,216,000		3,248,160
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	3,420,000		3,308,850
HCA Inc, 4.1250%, 6/15/29	3,662,000		3,747,129
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	595,000		646,319

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	$2,372,000		$2,576,585
Keurig Dr Pepper Inc, 3.4000%, 11/15/25	5,419,000		5,512,665
Kraft Heinz Foods Co, 4.0000%, 6/15/23	2,222,000		2,323,983
Kraft Heinz Foods Co, 5.0000%, 7/15/35	3,075,000		3,223,072
Mars Inc, 3.6000%, 4/1/34 (144A)	2,514,000		2,674,341
Newell Brands Inc, 4.2000%, 4/1/26	3,928,000		3,902,306
Newell Brands Inc, 5.5000%, 4/1/46	1,622,000		1,586,595
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
6.6250%, 5/15/22 (144A)	1,150,000		1,098,250
Perrigo Finance Unlimited Co, 3.5000%, 3/15/21	1,240,000		1,236,598
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	3,284,000		3,258,483
Pilgrim's Pride Corp, 5.7500%, 3/15/25 (144A)	2,845,000		2,887,675
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	4,884,000		5,321,773
Tenet Healthcare Corp, 4.7500%, 6/1/20	2,554,000		2,579,540
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,249,000		1,245,253
			73,878,225
Electric – 0.4%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	4,296,000		4,411,426
Energy – 2.5%
Antero Resources Corp, 5.3750%, 11/1/21	3,158,000		3,118,525
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000		2,365,980
EnLink Midstream LLC, 5.3750%, 6/1/29	2,556,000		2,619,900
EQM Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,844,674
EQT Corp, ICE LIBOR USD 3 Month + 0.7700%, 3.3618%, 10/1/20‡	322,000		321,743
Extraction Oil & Gas Inc, 5.6250%, 2/1/26 (144A)	1,493,000		1,205,598
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	6,162,000		5,006,625
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	1,812,000		2,301,240
QEP Resources Inc, 6.8750%, 3/1/21	3,949,000		4,057,597
Range Resources Corp, 5.0000%, 8/15/22	1,826,000		1,739,265
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		159,000
Transocean Inc, 5.8000%, 10/15/22	904,000		888,180
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	4,035,000		4,237,194
			29,865,521
Financial Institutions – 0.5%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	6,268,110
Industrial – 0.8%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		4,892,500
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	3,832,000		4,057,130
			8,949,630
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	3,546,000		3,401,536
Insurance – 2.0%
Brown & Brown Inc, 4.5000%, 3/15/29	3,538,000		3,714,758
Centene Corp, 5.3750%, 6/1/26 (144A)	2,452,000		2,577,665
HUB International Ltd, 7.0000%, 5/1/26 (144A)	2,676,000		2,712,795
Magellan Health Inc, 4.9000%, 9/22/24	4,695,000		4,643,355
Molina Healthcare Inc, 5.3750%, 11/15/22	4,943,000		5,140,720
Unum Group, 4.0000%, 6/15/29	4,909,000		5,030,417
			23,819,710
Multiline Retail – 0.1%
JC Penney Corp Inc, 8.1250%, 10/1/19#	963,000		960,593
Real Estate Investment Trusts (REITs) – 0.7%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,434,280
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	2,139,000		2,251,297
Forestar Group Inc, 8.0000%, 4/15/24 (144A)	3,732,000		3,913,935
			8,599,512

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 3.9%
CommScope Inc, 8.2500%, 3/1/27 (144A)	$9,522,000	$9,711,012
Equifax Inc, ICE LIBOR USD 3 Month + 0.8700%, 3.3880%, 8/16/21‡	2,950,000	2,942,326
Lam Research Corp, 4.0000%, 3/15/29	1,981,000	2,108,666
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,236,000	1,286,649
Marvell Technology Group Ltd, 4.8750%, 6/22/28	4,643,000	4,919,867
Micron Technology Inc, 4.9750%, 2/6/26	3,460,000	3,649,355
Micron Technology Inc, 5.3270%, 2/6/29	3,460,000	3,661,185
Trimble Inc, 4.1500%, 6/15/23	2,297,000	2,376,404
Trimble Inc, 4.7500%, 12/1/24	4,593,000	4,826,703
Trimble Inc, 4.9000%, 6/15/28	4,241,000	4,541,745
Western Digital Corp, 4.7500%, 2/15/26	5,477,000	5,373,211
		45,397,123
Transportation – 0.7%
Trinity Industries Inc, 4.5500%, 10/1/24	6,023,000	5,958,673
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	2,275,000	2,309,125
		8,267,798
Total Corporate Bonds (cost $511,526,860)		524,459,280
Mortgage-Backed Securities – 14.9%
Fannie Mae:
3.5000%, 4/25/33	38,750,000	39,987,287
4.0000%, 5/25/48	11,811,000	12,204,424
		52,191,711
Fannie Mae Pool:
6.0000%, 2/1/37	1,283	1,482
3.5000%, 10/1/42	11,747	12,170
3.5000%, 12/1/42	26,344	27,292
3.5000%, 2/1/43	57,935	59,944
3.5000%, 4/1/43	359,495	371,962
3.0000%, 5/1/43	3,541	3,598
3.5000%, 11/1/43	285,552	295,821
3.5000%, 4/1/44	21,893	22,826
5.0000%, 7/1/44	14,700	15,986
4.5000%, 10/1/44	7,707	8,383
3.5000%, 2/1/45	78,737	81,468
3.5000%, 2/1/45	76,654	79,312
4.5000%, 3/1/45	12,245	13,318
3.5000%, 12/1/45	7,681	8,015
4.5000%, 2/1/46	21,937	23,512
3.5000%, 7/1/46	219,222	226,818
3.5000%, 7/1/46	30,098	31,252
3.5000%, 8/1/46	59,562	61,493
3.5000%, 1/1/47	238,549	248,577
3.0000%, 2/1/47	25,536	26,001
4.0000%, 5/1/47	1,894,521	2,014,458
4.5000%, 5/1/47	3,991	4,289
4.5000%, 5/1/47	3,146	3,362
4.5000%, 5/1/47	3,016	3,199
4.5000%, 5/1/47	2,353	2,528
4.5000%, 5/1/47	2,351	2,494
4.5000%, 5/1/47	1,892	2,021
4.0000%, 6/1/47	3,498	3,642
4.0000%, 6/1/47	1,878	1,955
4.5000%, 6/1/47	11,998	12,641
4.0000%, 7/1/47	3,100	3,227
4.0000%, 7/1/47	2,780	2,895
4.5000%, 7/1/47	8,681	9,146
4.5000%, 7/1/47	7,346	7,739
4.5000%, 7/1/47	6,901	7,271

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 8/1/47	$9,376	$9,647
3.5000%, 8/1/47	6,962	7,187
4.0000%, 8/1/47	184,641	193,732
4.0000%, 8/1/47	5,484	5,709
4.0000%, 8/1/47	3,403	3,543
4.5000%, 8/1/47	9,650	10,167
4.5000%, 8/1/47	1,784	1,880
4.0000%, 9/1/47	79,716	85,329
4.5000%, 9/1/47	487,781	513,887
4.5000%, 9/1/47	7,940	8,365
4.5000%, 9/1/47	5,785	6,094
4.0000%, 10/1/47	440,531	458,653
4.0000%, 10/1/47	7,277	7,576
4.0000%, 10/1/47	5,995	6,242
4.0000%, 10/1/47	3,871	4,031
4.0000%, 10/1/47	3,326	3,463
3.5000%, 11/1/47	1,023,482	1,066,291
4.0000%, 11/1/47	9,023	9,394
4.0000%, 11/1/47	2,689	2,800
4.5000%, 11/1/47	7,739	8,154
3.5000%, 12/1/47	276,762	287,586
3.5000%, 12/1/47	6,137	6,317
3.5000%, 1/1/48	10,110	10,433
3.5000%, 1/1/48	8,732	8,966
4.0000%, 1/1/48	1,299,938	1,374,220
4.0000%, 1/1/48	262,558	273,359
4.0000%, 1/1/48	139,899	147,893
4.0000%, 1/1/48	33,986	35,483
3.5000%, 2/1/48	66,391	68,474
4.0000%, 2/1/48	90,703	96,073
3.5000%, 3/1/48	6,200	6,433
4.0000%, 3/1/48	122,529	129,507
4.0000%, 3/1/48	14,643	15,272
4.5000%, 3/1/48	11,957	12,584
3.5000%, 4/1/48	21,861	22,568
4.0000%, 4/1/48	264,200	279,246
4.5000%, 4/1/48	9,316	9,805
4.0000%, 5/1/48	217,338	225,201
4.0000%, 5/1/48	36,560	37,883
4.5000%, 5/1/48	7,325	7,710
4.5000%, 5/1/48	6,499	6,840
4.0000%, 6/1/48	14,981	15,523
4.5000%, 6/1/48	7,440	7,831
4.0000%, 10/1/48	18,274	19,144
3.5000%, 1/1/49	859,808	886,788
4.5000%, 1/1/49	3,132,595	3,298,962
4.5000%, 1/1/49	2,265,408	2,384,307
3.0000%, 2/1/57	8,523,156	8,586,120
3.5000%, 2/1/57	16,407,731	16,989,785
		41,362,554
Freddie Mac Gold Pool:
6.0000%, 4/1/40	30,272	35,058
3.5000%, 2/1/43	10,580	10,953
3.5000%, 2/1/44	28,375	29,378
4.5000%, 5/1/44	7,849	8,408
3.5000%, 12/1/44	564,322	584,234
3.0000%, 1/1/45	8,805	8,955
4.0000%, 5/1/46	6,649	6,950
3.5000%, 7/1/46	8,854	9,120

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.0000%, 10/1/46	$38,851	$39,395
3.5000%, 11/1/46	129,863	134,152
3.0000%, 12/1/46	26,539	26,911
4.0000%, 3/1/47	19,641	20,647
3.5000%, 9/1/47	33,149	34,314
3.5000%, 9/1/47	25,573	26,327
3.5000%, 9/1/47	14,477	14,904
3.5000%, 11/1/47	602,374	625,722
3.5000%, 11/1/47	233,398	242,675
3.5000%, 12/1/47	596,321	619,434
3.5000%, 12/1/47	105,515	109,605
3.5000%, 12/1/47	8,249	8,576
3.5000%, 2/1/48	8,343	8,662
3.5000%, 2/1/48	8,109	8,332
3.5000%, 3/1/48	612,158	635,885
3.5000%, 3/1/48	261,604	270,494
4.0000%, 3/1/48	9,974	10,409
3.5000%, 4/1/48	74,929	77,475
4.0000%, 4/1/48	344,400	356,477
4.0000%, 4/1/48	5,181	5,400
4.0000%, 5/1/48	159,157	164,738
4.0000%, 5/1/48	63,058	65,377
4.0000%, 6/1/48	10,637	11,028
3.5000%, 8/1/48	1,040,128	1,075,474
4.0000%, 8/1/48	1,911,457	1,981,757
4.0000%, 8/1/48	1,587,903	1,679,240
4.5000%, 8/1/48	10,711	11,242
3.5000%, 11/1/48	1,294,091	1,339,578
4.0000%, 1/1/49	93,401	99,098
4.5000%, 1/1/49	4,515,338	4,755,203
4.5000%, 4/1/49	5,111,599	5,384,525
4.0000%, 5/1/49	11,954,732	12,448,003
4.0000%, 5/1/49	6,102,744	6,354,553
4.0000%, 5/1/49	1,630,765	1,698,053
4.0000%, 6/1/49	1,824,691	1,890,460
4.5000%, 6/1/49	3,752,615	3,928,805
		46,855,986
Freddie Mac Pool:
3.5000%, 6/1/49	9,294,418	9,528,390
3.5000%, 6/1/49	1,853,336	1,895,221
3.5000%, 7/1/49	9,350,961	9,586,356
		21,009,967
Ginnie Mae:
4.5000%, 8/20/48	14,000	14,588
5.0000%, 8/20/48	9,528,219	9,959,085
		9,973,673
Ginnie Mae I Pool:
4.5000%, 8/15/46	29,924	32,248
4.0000%, 7/15/47	13,593	14,241
4.0000%, 8/15/47	2,485	2,604
4.0000%, 11/15/47	8,010	8,392
4.0000%, 12/15/47	10,436	10,933
		68,418
Ginnie Mae II Pool:
4.5000%, 5/20/48	21,638	22,571
4.5000%, 5/20/48	5,178	5,458
4.5000%, 1/20/49	3,204,910	3,343,034
		3,371,063
Total Mortgage-Backed Securities (cost $172,980,282)		174,833,372

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 0.3%
Health Care Technology – 0.1%
Change Healthcare Inc*	79,417	$1,159,488
Machinery – 0.2%
Wabtec Corp	32,000	2,296,320
Total Common Stocks (cost $3,535,409)		3,455,808
Preferred Stocks – 0.5%
Banks – 0.1%
Citigroup Capital XIII, 8.9528%, 10/30/40	36,600	1,009,794
Capital Markets – 0.1%
Carlyle Group LP, 5.8750%µ	59,450	1,436,907
Health Care Technology – 0.3%
Change Healthcare Inc, 6.0000%, 6/30/22	53,400	3,006,420
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate*,¢,§	542	21,788
Total Preferred Stocks (cost $5,140,566)		5,474,909
Investment Companies – 11.5%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	8,954,508	8,954,508
Money Markets – 10.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	125,698,916	125,698,916
Total Investment Companies (cost $134,656,272)		134,653,424
Total Investments (total cost $1,273,277,762) – 109.7%		1,288,081,268
Liabilities, net of Cash, Receivables and Other Assets – (9.7)%		(113,841,976)
Net Assets – 100%		$1,174,239,292

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,088,675,658	84.5%
Cayman Islands	101,893,383	7.9
United Kingdom	21,136,196	1.6
Luxembourg	14,617,371	1.1
Zambia	9,126,935	0.7
Ireland	8,789,332	0.7
Canada	8,078,365	0.6
Germany	7,419,442	0.6
Czech Republic	6,268,110	0.5
Panama	5,753,352	0.5
South Korea	4,744,937	0.4
Switzerland	3,862,514	0.3
France	3,372,704	0.3
Bermuda	3,097,716	0.2
Israel	1,245,253	0.1

Total	$1,288,081,268	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 11.5%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$34,578∆	$-	$-	$8,954,508
Money Markets - 10.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	1,294,923	1,470	(2,848)	125,698,916
Total Affiliated Investments - 11.5%	$1,329,501	$1,470	$(2,848)	$134,653,424

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 11.5%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	916,980	47,029,282	(38,991,754)	8,954,508
Money Markets - 10.7%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	35,481,236	787,107,184	(696,889,504)	125,698,916

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	9/18/19	(24,000)	$30,550	$(32)
Euro	9/18/19	(6,435,000)	7,361,293	(527)

				(559)
Barclays Capital, Inc.:
British Pound	9/18/19	(136,000)	173,136	(162)
Euro	9/18/19	(2,405,000)	2,751,821	434

				272
BNP Paribas:
Euro	9/18/19	(718,000)	821,480	68
Citibank NA:
British Pound	9/18/19	(666,200)	847,660	(1,244)
Euro	9/18/19	(9,210,500)	10,542,338	5,269
Euro	9/18/19	(130,500)	149,281	(14)

				4,011
HSBC Securities (USA), Inc.:
British Pound	9/18/19	(870,000)	1,106,880	(1,715)
Euro	9/18/19	15,000	(17,177)	(16)

				(1,731)
JPMorgan Chase & Co.:
British Pound	9/18/19	(3,095,000)	3,938,609	(5,185)
Euro	9/18/19	(5,149,000)	5,896,377	5,778

				593
Total				$2,654

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	85	9/30/19	$18,290,273	$103,901	$(3,320)
5 Year US Treasury Note	1,557	9/30/19	183,969,281	2,299,007	-
90 Day Euro	75	3/16/20	18,429,375	281,250	(3,750)
90 Day Euro	75	6/15/20	18,446,250	299,063	(4,688)
90 Day Euro	75	9/14/20	18,458,438	310,313	(4,688)
Ultra Long Term US Treasury Bond	17	9/19/19	3,018,563	94,563	(3,187)
US Treasury Long Bond	73	9/19/19	11,358,344	306,258	(9,125)
Total - Futures Purchased				3,694,355	(28,758)
Futures Sold:
Ultra 10-Year Treasury Note	239	9/19/19	(33,011,875)	(720,734)	(7,469)
Total				$2,973,621	$(36,227)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S32, Fixed Rate of 5.00%, Paid Quarterly	6/20/24	26,300,000	USD	$(1,692,931)	$(320,267)	$(23,363)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 11,549	$ -	$11,549

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 8,895	$ -	$ 8,895
Variation margin payable	23,363	13,126	23,101	59,590

Total Liability Derivatives	$ 23,363	$ 22,021	$ 23,101	$68,485

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$142,758	$ 3,200,968	$3,343,726
Forward foreign currency exchange contracts	-	793,509	-	793,509
Swap contracts	55,135	-	-	55,135

Total	$ 55,135	$936,267	$ 3,200,968	$4,192,370

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$890,626	$ 1,991,883	$2,882,509
Forward foreign currency exchange contracts	-	(7,946)	-	(7,946)
Swap contracts	(320,267)	-	-	(320,267)

Total	$(320,267)	$882,680	$ 1,991,883	$2,554,296

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Credit default swaps, sell protection	$ 170,641
Credit default swaps, buy protection	(346,683)
Forward foreign currency exchange contracts, purchased	541,860
Forward foreign currency exchange contracts, sold	17,714,009
Futures contracts, purchased	170,630,350
Futures contracts, sold	53,098,555

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $508,112,574, which represents 43.3% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

22	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	3/21/18-2/01/19	$10,390	$21,788	0.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$321,017,471	$-
Bank Loans and Mezzanine Loans	-	124,187,004	-
Corporate Bonds	-	524,459,280	-
Mortgage-Backed Securities	-	174,833,372	-
Common Stocks	3,455,808	-	-
Preferred Stocks	-	5,453,121	21,788
Investment Companies	-	134,653,424	-
Total Investments in Securities	$3,455,808	$1,284,603,672	$21,788
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	11,549	-
Total Assets	$3,455,808	$1,284,615,221	$21,788
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$8,895	$-
Variation Margin Payable	36,227	23,363	-
Total Liabilities	$36,227	$32,258	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,153,427,844
Affiliated investments, at value(3)	134,653,424
Cash	662,646
Deposits with brokers for centrally cleared derivatives	840,000
Deposits with brokers for futures	1,430,000
Forward foreign currency exchange contracts	11,549
Cash denominated in foreign currency(4)	5,741,919
Closed foreign currency contracts	301,516
Non-interested Trustees' deferred compensation	29,468
Receivables:
Investments sold	25,617,178
Fund shares sold	15,966,953
Interest	9,303,202
Dividends from affiliates	208,490
Other assets	382,397
Total Assets	1,348,576,586
Liabilities:
Due to custodian	3,015,308
Collateral for securities loaned (Note 3)	8,954,508
Forward foreign currency exchange contracts	8,895
Closed foreign currency contracts	162,336
Variation margin payable	59,590
Payables:	—
Investments purchased	149,662,940
Fund shares repurchased	11,600,437
Advisory fees	503,270
Transfer agent fees and expenses	78,873
Dividends	67,746
Professional fees	54,262
Non-interested Trustees' deferred compensation fees	29,468
12b-1 Distribution and shareholder servicing fees	27,272
Non-interested Trustees' fees and expenses	4,989
Custodian fees	3,411
Affiliated fund administration fees payable	2,254
Accrued expenses and other payables	101,735
Total Liabilities	174,337,294
Net Assets	$1,174,239,292

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,153,763,057
Total distributable earnings (loss)	20,476,235
Total Net Assets	$1,174,239,292
Net Assets - Class A Shares	$20,275,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,049,996
Net Asset Value Per Share(5)	$9.89
Maximum Offering Price Per Share(6)	$10.38
Net Assets - Class C Shares	$30,350,420
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,068,180
Net Asset Value Per Share(5)	$9.89
Net Assets - Class D Shares	$57,522,011
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,813,697
Net Asset Value Per Share	$9.89
Net Assets - Class I Shares	$909,014,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,972,618
Net Asset Value Per Share	$9.88
Net Assets - Class N Shares	$6,762,734
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	684,044
Net Asset Value Per Share	$9.89
Net Assets - Class S Shares	$652,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,804
Net Asset Value Per Share	$9.91
Net Assets - Class T Shares	$149,661,877
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,135,903
Net Asset Value Per Share	$9.89

(1) Includes cost of $1,138,621,490.

(2) Includes $8,770,378 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $134,656,272.

(4) Includes cost of $5,741,919.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$32,983,587
Dividends from affiliates	1,294,923
Dividends	484,478
Affiliated securities lending income, net	34,578
Other income	927,925
Foreign tax withheld	(344)
Total Investment Income	35,725,147
Expenses:
Advisory fees	3,831,929
12b-1 Distribution and shareholder servicing fees:
Class A Shares	37,116
Class C Shares	204,192
Class S Shares	490
Transfer agent administrative fees and expenses:
Class D Shares	51,332
Class S Shares	2,247
Class T Shares	264,254
Transfer agent networking and omnibus fees:
Class A Shares	7,015
Class C Shares	15,890
Class I Shares	334,065
Other transfer agent fees and expenses:
Class A Shares	1,332
Class C Shares	1,837
Class D Shares	6,670
Class I Shares	21,146
Class N Shares	136
Class S Shares	26
Class T Shares	1,761
Bank loan fees	386,522
Registration fees	267,432
Shareholder reports expense	81,995
Professional fees	80,310
Custodian fees	22,191
Non-interested Trustees’ fees and expenses	19,393
Affiliated fund administration fees	15,891
Other expenses	129,134
Total Expenses	5,784,306
Less: Excess Expense Reimbursement and Waivers	(165,032)
Net Expenses	5,619,274
Net Investment Income/(Loss)	30,105,873

See Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,431,426
Investments in affiliates	1,470
Forward foreign currency exchange contracts	793,509
Futures contracts	3,343,726
Swap contracts	55,135
Total Net Realized Gain/(Loss) on Investments	6,625,266
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	18,251,113
Investments in affiliates	(2,848)
Forward foreign currency exchange contracts	(7,946)
Futures contracts	2,882,509
Swap contracts	(320,267)
Total Change in Unrealized Net Appreciation/Depreciation	20,802,561
Net Increase/(Decrease) in Net Assets Resulting from Operations	$57,533,700

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$30,105,873	$9,319,643
Net realized gain/(loss) on investments	6,625,266	363,178
Change in unrealized net appreciation/depreciation	20,802,561	(3,948,119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	57,533,700	5,734,702
Dividends and Distributions to Shareholders(1)
Class A Shares	(673,770)	N/A
Class C Shares	(792,593)	N/A
Class D Shares	(2,014,957)	N/A
Class I Shares	(22,800,521)	N/A
Class N Shares	(190,691)	N/A
Class S Shares	(41,853)	N/A
Class T Shares	(4,854,256)	N/A
Total Dividends and Distributions to Shareholders	(31,368,641)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(580,630)
Class C Shares	N/A	(429,418)
Class D Shares	N/A	(1,299,763)
Class I Shares	N/A	(5,042,696)
Class N Shares	N/A	(93,167)
Class S Shares	N/A	(50,276)
Class T Shares	N/A	(2,054,057)
Total Dividends from Net Investment Income	N/A	(9,550,007)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(91,138)
Class C Shares	N/A	(72,976)
Class D Shares	N/A	(168,745)
Class I Shares	N/A	(605,748)
Class N Shares	N/A	(10,931)
Class S Shares	N/A	(6,777)
Class T Shares	N/A	(292,667)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(1,248,982)
Net Decrease from Dividends and Distributions to Shareholders	(31,368,641)	(10,798,989)
Capital Share Transactions:
Class A Shares	4,218,600	7,624,053
Class C Shares	11,613,501	13,357,381
Class D Shares	24,912,723	7,302,201
Class I Shares	692,166,239	135,306,281
Class N Shares	3,940,530	1,186,108
Class S Shares	(578,859)	134,343
Class T Shares	70,704,145	59,707,739
Net Increase/(Decrease) from Capital Share Transactions	806,976,879	224,618,106
Net Increase/(Decrease) in Net Assets	833,141,938	219,553,819
Net Assets:
Beginning of period	341,097,354	121,543,535
End of period(2)	$1,174,239,292	$341,097,354

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $30,428 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

28	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.66	$9.83	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.40	0.45	0.39	0.41
Net realized and unrealized gain/(loss)	0.25	(0.08)	0.19	(0.09)	(0.19)
Total from Investment Operations	0.67	0.32	0.64	0.30	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.43)	(0.51)	(0.41)	(0.48)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.44)	(0.49)	(0.53)	(0.42)	(0.52)
Net Asset Value, End of Period	$9.89	$9.66	$9.83	$9.72	$9.84
Total Return*	7.11%	3.20%	6.78%	3.14%	2.19%
Net Assets, End of Period (in thousands)	$20,276	$15,697	$8,412	$10,240	$2,222
Average Net Assets for the Period (in thousands)	$14,907	$13,616	$10,263	$5,892	$1,977
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.11%	1.20%	1.52%	2.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	0.96%	1.00%	0.99%
Ratio of Net Investment Income/(Loss)	4.35%	4.16%	4.60%	4.12%	4.16%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.33	0.38	0.33	0.34
Net realized and unrealized gain/(loss)	0.23	(0.09)	0.20	(0.10)	(0.20)
Total from Investment Operations	0.58	0.24	0.58	0.23	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.35)	(0.44)	(0.34)	(0.40)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.36)	(0.41)	(0.46)	(0.35)	(0.44)
Net Asset Value, End of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Total Return*	6.20%	2.40%	6.11%	2.46%	1.44%
Net Assets, End of Period (in thousands)	$30,350	$18,101	$5,056	$3,844	$1,972
Average Net Assets for the Period (in thousands)	$20,980	$12,273	$4,598	$2,921	$1,879
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.90%	1.94%	2.26%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.79%	1.69%	1.69%	1.74%
Ratio of Net Investment Income/(Loss)	3.60%	3.40%	3.93%	3.46%	3.40%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.43	0.48	0.42	0.43
Net realized and unrealized gain/(loss)	0.23	(0.10)	0.19	(0.10)	(0.20)
Total from Investment Operations	0.67	0.33	0.67	0.32	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.44)	(0.53)	(0.43)	(0.49)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.45)	(0.50)	(0.55)	(0.44)	(0.53)
Net Asset Value, End of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Total Return*	7.18%	3.36%	7.06%	3.34%	2.32%
Net Assets, End of Period (in thousands)	$57,522	$31,328	$24,575	$11,396	$5,208
Average Net Assets for the Period (in thousands)	$42,770	$28,932	$16,919	$8,733	$3,998
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.98%	1.07%	1.41%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.80%	0.81%	0.87%
Ratio of Net Investment Income/(Loss)	4.54%	4.36%	4.89%	4.34%	4.30%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.66	$9.83	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.43	0.49	0.41	0.44
Net realized and unrealized gain/(loss)	0.24	(0.09)	0.18	(0.08)	(0.20)
Total from Investment Operations	0.68	0.34	0.67	0.33	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.45)	(0.54)	(0.44)	(0.50)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.46)	(0.51)	(0.56)	(0.45)	(0.54)
Net Asset Value, End of Period	$9.88	$9.66	$9.83	$9.72	$9.84
Total Return*	7.25%	3.46%	7.06%	3.48%	2.47%
Net Assets, End of Period (in thousands)	$909,014	$196,433	$63,716	$29,216	$1,805
Average Net Assets for the Period (in thousands)	$476,391	$110,623	$38,892	$6,816	$1,777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.87%	0.94%	1.03%	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.69%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	4.59%	4.45%	5.00%	4.40%	4.41%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.44	0.48	0.43	0.44
Net realized and unrealized gain/(loss)	0.24	(0.09)	0.20	(0.10)	(0.20)
Total from Investment Operations	0.69	0.35	0.68	0.33	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.46)	(0.54)	(0.44)	(0.50)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.47)	(0.52)	(0.56)	(0.45)	(0.54)
Net Asset Value, End of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Total Return*	7.32%	3.51%	7.21%	3.49%	2.47%
Net Assets, End of Period (in thousands)	$6,763	$2,696	$1,553	$2,694	$2,031
Average Net Assets for the Period (in thousands)	$3,933	$2,017	$2,474	$2,336	$1,957
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.84%	0.90%	1.28%	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.65%	0.67%	0.72%
Ratio of Net Investment Income/(Loss)	4.67%	4.50%	4.90%	4.48%	4.42%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.67	$9.84	$9.72	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.40	0.44	0.41	0.39
Net realized and unrealized gain/(loss)	0.27	(0.09)	0.21	(0.10)	(0.20)
Total from Investment Operations	0.70	0.31	0.65	0.31	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.42)	(0.51)	(0.42)	(0.45)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.46)	(0.48)	(0.53)	(0.43)	(0.49)
Net Asset Value, End of Period	$9.91	$9.67	$9.84	$9.72	$9.84
Total Return*	7.51%	3.12%	6.82%	3.26%	1.96%
Net Assets, End of Period (in thousands)	$652	$1,228	$1,115	$1,909	$1,809
Average Net Assets for the Period (in thousands)	$908	$1,181	$1,703	$1,809	$1,811
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.37%	1.40%	1.80%	2.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.07%	1.02%	0.90%	1.22%
Ratio of Net Investment Income/(Loss)	4.47%	4.13%	4.51%	4.26%	3.92%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.66	$9.83	$9.71	$9.84	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.41	0.47	0.40	0.42
Net realized and unrealized gain/(loss)	0.25	(0.09)	0.19	(0.10)	(0.20)
Total from Investment Operations	0.67	0.32	0.66	0.30	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.43)	(0.52)	(0.42)	(0.48)
Distributions (from capital gains)	—	(0.06)	(0.02)	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.44)	(0.49)	(0.54)	(0.43)	(0.52)
Net Asset Value, End of Period	$9.89	$9.66	$9.83	$9.71	$9.84
Total Return*	7.17%	3.26%	6.97%	3.21%	2.21%
Net Assets, End of Period (in thousands)	$149,662	$75,614	$17,117	$6,676	$4,384
Average Net Assets for the Period (in thousands)	$105,637	$47,107	$10,244	$10,779	$2,607
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.06%	1.15%	1.55%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.88%	0.88%	0.97%
Ratio of Net Investment Income/(Loss)	4.42%	4.26%	4.84%	4.24%	4.20%
Portfolio Turnover Rate	142%(2)	194%(2)	139%	76%	132%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

34	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

36	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

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Notes to Financial Statements

Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt

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Notes to Financial Statements

obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

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Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Notes to Financial Statements

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Notes to Financial Statements

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$434	$(162)	$—	$272
BNP Paribas	68	—	—	68
Citibank NA	5,269	(1,258)	—	4,011
Deutsche Bank AG	8,770,378	—	(8,770,378)	—
JPMorgan Chase & Co.	5,778	(5,185)	—	593

Total	$8,781,927	$(6,605)	$(8,770,378)	$4,944
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$559	$—	$—	$559
Barclays Capital, Inc.	162	(162)	—	—
Citibank NA	1,258	(1,258)	—	—
HSBC Securities (USA), Inc.	1,731	—	—	1,731
JPMorgan Chase & Co.	5,185	(5,185)	—	—

Total	$8,895	$(6,605)	$—	$2,290
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

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Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $8,770,378. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $8,954,508, resulting in the net amount due to the counterparty of $184,130.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.58% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

46	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $14,581.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class A Shares paid CDSCs of $21 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $4,687.

48	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	48	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $27,771,554 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,051,851	$ -	$ -	$ -	$ -	$ (328,909)	$ 15,753,293

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,272,327,975	$20,486,286	$ (4,732,993)	$ 15,753,293

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (4,669,206)	$ -	$ (320,267)	$ (320,267)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,368,641	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,494,441	$ 304,548	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,694,097	$ 1,381,993	$ (3,076,090)

Capital has been adjusted by $1,694,097, including $1,687,554 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

50	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,986,675	$ 19,220,213	2,646,057	$ 25,994,325
Reinvested dividends and distributions	68,890	665,187	68,539	671,533
Shares repurchased	(1,629,676)	(15,666,800)	(1,945,972)	(19,041,805)
Net Increase/(Decrease)	425,889	$ 4,218,600	768,624	$ 7,624,053
Class C Shares:
Shares sold	1,760,510	$ 17,043,622	1,569,662	$ 15,428,673
Reinvested dividends and distributions	82,010	792,484	51,299	502,325
Shares repurchased	(646,648)	(6,222,605)	(262,693)	(2,573,617)
Net Increase/(Decrease)	1,195,872	$ 11,613,501	1,358,268	$ 13,357,381
Class D Shares:
Shares sold	4,025,140	$ 38,832,291	1,798,803	$ 17,666,519
Reinvested dividends and distributions	193,433	1,868,654	137,984	1,353,727
Shares repurchased	(1,645,213)	(15,788,222)	(1,194,797)	(11,718,045)
Net Increase/(Decrease)	2,573,360	$ 24,912,723	741,990	$ 7,302,201
Class I Shares:
Shares sold	82,857,867	$799,922,151	17,719,471	$173,313,361
Reinvested dividends and distributions	2,292,550	22,190,792	576,920	5,645,175
Shares repurchased	(13,502,521)	(129,946,704)	(4,451,653)	(43,652,255)
Net Increase/(Decrease)	71,647,896	$692,166,239	13,844,738	$135,306,281
Class N Shares:
Shares sold	442,294	$ 4,297,185	167,812	$ 1,642,886
Reinvested dividends and distributions	19,732	190,691	10,624	104,098
Shares repurchased	(56,950)	(547,346)	(57,373)	(560,876)
Net Increase/(Decrease)	405,076	$ 3,940,530	121,063	$ 1,186,108
Class S Shares:
Shares sold	21,583	$ 209,325	8,269	$ 81,401
Reinvested dividends and distributions	4,346	41,853	5,815	57,052
Shares repurchased	(87,123)	(830,037)	(422)	(4,110)
Net Increase/(Decrease)	(61,194)	$ (578,859)	13,662	$ 134,343
Class T Shares:
Shares sold	12,834,186	$123,753,776	7,387,426	$ 72,466,681
Reinvested dividends and distributions	502,129	4,851,543	239,444	2,342,789
Shares repurchased	(6,025,520)	(57,901,174)	(1,542,625)	(15,101,731)
Net Increase/(Decrease)	7,310,795	$ 70,704,145	6,084,245	$ 59,707,739

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,564,210,858	$ 812,223,234	$ 99,493,654	$ 99,567,289

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

Janus Investment Fund	51

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

52	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Multi-Sector Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$1,687,554
Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	1%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

76	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	77

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

78	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of U.S. Securitized Products of Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Capital.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Co-Head of Global Credit Research of Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80	JUNE 30, 2019

Janus Henderson Multi-Sector Income Fund

Notes

NotesPage1

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93028 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Select Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Select Value Fund

Janus Henderson Select Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Alec Perkins portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2019, Janus Henderson Select Value Fund’s Class I Shares returned 7.66%, outperforming its Russell 3000® Value Index benchmark, which returned 7.34%.

The Fund’s performance during the period was driven by strong stock selection in information technology, real estate, consumer staples and industrials. Stock selection in the information technology sector was positive, led by Oracle Corporation, a global technology company that provides database, middleware and application software. The stock outperformed during the period due to solid earnings results, as well as a broad-based recovery in technology stocks during the first quarter of 2019 following weakness at the end of 2018. In consumer staples, our positive stock selection was mostly driven by our position in Casey’s General Store, a convenience store operator that posted stronger-than-expected margins and overall improved financial performance. While we have a neutral consumer staples weight, we continue to be net trimmers due to high valuations. Stock selection in real estate and industrials was also additive to performance.

A notable area of weakness was the energy sector where several positions lagged as oil stocks generally fell despite improving oil prices. Our large underweight to the sector helped absorb some of this decline. We eliminated three positions in the energy space, but continue to be opportunistic, looking for companies with clean balance sheets and disciplined management. In the communications sector, holdings detracted from performance due to increased regulatory scrutiny. Our underweight position and holdings in the utilities sector as well as consumer discretionary holding Cedar Fair also detracted. Cedar Fair operates regional amusement parks and on-site hotels; it is geographically diversified with parks across nine states in the U.S. and one in Canada. We believe Cedar Fair has long-term opportunities to grow topline as it continues to build out undeveloped acres and increases penetration of its seasonal pass. The company reported soft revenue results during the period as some parks were impacted by weather and one ride opening was delayed in California. However, based on what we believe are Cedar Fair’s defensive characteristics, stable fundamentals and increasingly attractive reward to risk, we continue to hold our position

In terms of sector positioning, our largest sector weighting continues to be the financial sector, where we are finding value in the regional banking space in particular. We decreased our overall technology weight due to elevated valuations, however, if technology gets cheaper from here it is a sector we would potentially add to as there are several companies that fit our high-quality criteria. We added to our industrial sector weight as well as real estate investment trusts (REITs) based on favorable reward-to-risk ratios by our calculations. The Fund maintains relative overweight positions in industrials, health care, technology and REITs. Conversely, the relative underweights are in communication services, energy, consumer discretionary, utilities and materials.

MARKET ENVIRONMENT

Stocks were volatile during the period as fears of slowing global economic growth, trade tensions, a rising fed funds rate and the potential for a disorderly “Brexit” all weighed on stocks for much of the period. However, and fortunately for the equity markets, stocks ended the period positively as central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

OUTLOOK

The S&P 500® Index had the strongest first half in 20 years to begin 2019, and while we were happy to participate in the rally and to outperform our benchmark during the period, our focus remains on constructing a portfolio that performs particularly well in down markets. With that in mind, we remain vigilant in our focus on what

Janus Investment Fund	1

Janus Henderson Select Value Fund (unaudited)

can go wrong with U.S. equities and we are making every stock decision with a healthy discussion of the risks associated with each investment.

To date, the market has viewed easy monetary policy as an elixir for all ills, but historically low rates do not come without meaningful risk and unintended consequences. Determining where rates will go from here strikes us as a fool’s game. As such, we have maintained a balanced approach to rate-sensitive stocks, owning REITs and utilities, which tend to benefit from lower rates, along with a significant exposure to banks, which tend to benefit from rising rates.

In addition to rates, we also pay close attention to a handful of other macroeconomic risks. Trade policy uncertainty, political dysfunction in the U.S., geopolitical risk, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets are all areas of concern that we are talking about every day at Perkins and that we are attempting to factor into our downside analysis of each stock we buy or hold.

From a longer term perspective, we know for sure that volatility will pick up and markets will have meaningful declines. This is not a matter of if, but when. We have already seen some deceleration of earnings growth as we lap the benefit of tax cuts. It is also worth remembering, that it takes businesses time to adjust their investment levels. A deceleration of earnings growth today can lead to slowing investment in the future. We strive to mitigate this risk by looking for companies with more stable earnings streams, that can pay for investment with current cash flow, and that aren’t reliant on outsized growth to justify their high multiples.

The recent parade of hot IPOs, some with dubious business models that lack profitability, is often an indication of an overheated market as well. At Perkins, steady earnings and positive cash flow are paramount, and so we avoid what we think of as more speculative companies. On the political side, tariff negotiations that occur daily on Twitter make it difficult for company managements to know how to invest for the future. And the presidential election cycle is now underway leading to both headline risk and real risk for various sectors of the economy.

Also, with the long term in mind, we remain concerned with high levels of corporate debt. Within the small-cap universe, net debt to EBITDA (earnings before interest, taxes, depreciation and amortization), excluding banks, is roughly 3.0x, which represents the highest level in a decade. Historically, when economic activity decelerates, companies with the weakest balance sheets tend to underperform. Our focus on investing in higher-quality companies, with strong balance sheets and diversified earnings streams, should result in strong relative performance should leverage become an issue again.

Risks aside, there are also a handful of positives in the economy that keep us hopeful that the U.S. stock market could keep humming along in the near term. U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending along with low rates have all driven equity markets to all time high levels and could propel us to higher highs going forward. It is important to note, however, that when we come up with our upside targets on stocks we aren’t heavily depending on this Goldilocks economy to continue. We are typically using a more conservative approach to our upside targets.

Of course, many of the risk factors mentioned above are not new, and the market has gone on to new highs in spite of them. As long as monetary policy remains accommodative and the economy performs, the conditions remain favorable for equity prices. In this scenario, our portfolio should provide good upside participation. However, as always, we are focused on the downside first and have constructed a portfolio we believe will do well in a variety of scenarios.

Thank you for your investment with us in the Select Value Fund.

2	JUNE 30, 2019

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Merck & Co Inc	0.97%	Occidental Petroleum Corp	-1.02%
	Casey's General Stores Inc	0.96%	Mammoth Energy Services Inc	-0.89%
	Oracle Corp	0.94%	Cedar Fair LP	-0.63%
	RenaissanceRe Holdings Ltd	0.84%	Schlumberger Ltd	-0.47%
	Pfizer Inc	0.79%	Cimarex Energy Co	-0.46%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.09%	10.70%	9.76%
	Real Estate	1.08%	10.09%	5.44%
	Industrials	1.01%	9.87%	8.07%
	Consumer Staples	0.94%	7.14%	7.28%
	Financials	0.60%	22.92%	23.24%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-1.38%	6.01%	9.61%
	Communication Services	-0.88%	2.15%	5.95%
	Utilities	-0.50%	3.35%	6.15%
	Consumer Discretionary	-0.47%	2.77%	6.25%
	Other**	-0.26%	6.43%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	5.4%
PepsiCo Inc
Beverages	3.0%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	2.9%
US Bancorp
Banks	2.9%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
17.1%

Asset Allocation - (% of Net Assets)
Common Stocks	93.9%
Repurchase Agreements	5.9%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

4	JUNE 30, 2019

Janus Henderson Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.46%	8.23%	11.07%	1.55%	1.31%
Class A Shares at MOP	1.30%	6.96%	10.20%
Class C Shares at NAV	6.52%	7.37%	10.20%	2.39%	2.07%
Class C Shares at CDSC	5.59%	7.37%	10.20%
Class D Shares(1)	7.57%	8.46%	11.30%	1.19%	1.07%
Class I Shares	7.66%	8.52%	11.40%	1.08%	1.02%
Class N Shares	7.73%	8.51%	11.27%	1.12%	0.93%
Class S Shares	7.51%	8.25%	10.99%	2.17%	1.43%
Class T Shares	7.51%	8.37%	11.21%	1.29%	1.17%
Russell 3000 Value Index	7.34%	7.31%	12.88%
Morningstar Quartile - Class I Shares	1st	1st	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	75/444	44/367	227/335

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through June 30, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Select Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Subject to shareholder approval of an amended and restated investment advisory agreement for Select Value Fund, it is anticipated that on or about August 1, 2019 the Fund would shift its focus from investing primarily in the common stocks of companies of any size to investing primarily in the common stocks of small- and mid-sized companies. In connection with this repositioning, the Fund's name, portfolio managers and benchmark would change. See the prospectus supplement for details.

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

6	JUNE 30, 2019

Janus Henderson Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,168.60	$6.99	$1,000.00	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,163.50	$11.16	$1,000.00	$1,014.39	$10.40	2.08%
Class D Shares	$1,000.00	$1,169.60	$5.97	$1,000.00	$1,019.29	$5.56	1.11%
Class I Shares	$1,000.00	$1,169.90	$5.76	$1,000.00	$1,019.49	$5.36	1.07%
Class N Shares	$1,000.00	$1,170.60	$5.17	$1,000.00	$1,020.03	$4.81	0.96%
Class S Shares	$1,000.00	$1,171.10	$6.80	$1,000.00	$1,018.48	$6.31	1.26%
Class T Shares	$1,000.00	$1,168.90	$6.45	$1,000.00	$1,018.84	$6.01	1.20%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 93.9%
Aerospace & Defense – 2.1%
BWX Technologies Inc	11,897	$619,834
United Technologies Corp*	4,625	602,175
		1,222,009
Banks – 11.8%
Cadence BanCorp	54,460	1,132,768
Citigroup Inc	16,749	1,172,932
Citizens Financial Group Inc	33,118	1,171,053
Pinnacle Financial Partners Inc	13,486	775,175
US Bancorp	32,611	1,708,816
Wells Fargo & Co	22,344	1,057,318
		7,018,062
Beverages – 3.0%
PepsiCo Inc	13,337	1,748,881
Biotechnology – 1.7%
Gilead Sciences Inc	14,890	1,005,968
Building Products – 0.4%
AO Smith Corp	5,516	260,135
Capital Markets – 1.6%
Cohen & Steers Inc	18,538	953,595
Chemicals – 1.8%
NewMarket Corp	2,712	1,087,349
Commercial Services & Supplies – 3.3%
UniFirst Corp/MA	7,634	1,439,543
Waste Connections Inc	5,671	542,034
		1,981,577
Consumer Finance – 2.2%
Discover Financial Services	11,712	908,734
Synchrony Financial	11,679	404,911
		1,313,645
Containers & Packaging – 0.6%
Graphic Packaging Holding Co	26,909	376,188
Diversified Financial Services – 2.7%
Berkshire Hathaway Inc*	7,396	1,576,605
Electric Utilities – 4.7%
Entergy Corp	3,403	350,271
Evergy Inc	16,426	988,024
Exelon Corp	19,802	949,308
PPL Corp	16,166	501,308
		2,788,911
Electrical Equipment – 3.4%
Generac Holdings Inc*	17,251	1,197,392
Thermon Group Holdings Inc*	32,070	822,596
		2,019,988
Energy Equipment & Services – 1.2%
Schlumberger Ltd	17,225	684,522
Equity Real Estate Investment Trusts (REITs) – 11.1%
Equity Commonwealth	47,261	1,536,928
Equity LifeStyle Properties Inc	13,964	1,694,392
Lamar Advertising Co	21,617	1,744,708
Public Storage	3,666	873,131
Weyerhaeuser Co	27,486	723,981
		6,573,140
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	8,350	1,302,517
Health Care Providers & Services – 6.0%
Humana Inc	1,450	384,685
Laboratory Corp of America Holdings*	18,402	3,181,706
		3,566,391

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.5%
Cedar Fair LP	30,861	$1,471,761
Household Products – 2.8%
Colgate-Palmolive Co	23,294	1,669,481
Information Technology Services – 1.9%
Cognizant Technology Solutions Corp	18,105	1,147,676
Insurance – 4.7%
Chubb Ltd	11,421	1,682,199
RenaissanceRe Holdings Ltd	6,165	1,097,432
		2,779,631
Interactive Media & Services – 2.3%
Alphabet Inc - Class A*	1,234	1,336,175
Machinery – 1.6%
Donaldson Co Inc	8,786	446,856
Lincoln Electric Holdings Inc	6,189	509,478
		956,334
Oil, Gas & Consumable Fuels – 2.4%
Noble Energy Inc	13,480	301,952
Occidental Petroleum Corp	10,882	547,147
Valero Energy Corp	7,017	600,725
		1,449,824
Pharmaceuticals – 7.3%
Johnson & Johnson	9,592	1,335,974
Merck & Co Inc	19,118	1,603,044
Pfizer Inc	32,028	1,387,453
		4,326,471
Road & Rail – 0.8%
Union Pacific Corp	2,838	479,934
Semiconductor & Semiconductor Equipment – 1.6%
Analog Devices Inc	4,100	462,767
MKS Instruments Inc	6,416	499,742
		962,509
Software – 6.2%
Check Point Software Technologies Ltd*	4,935	570,535
Citrix Systems Inc	4,780	469,109
Microsoft Corp	3,517	471,137
Oracle Corp	24,528	1,397,360
Synopsys Inc*	5,810	747,689
		3,655,830
Total Common Stocks (cost $49,156,306)		55,715,109
Repurchase Agreements – 5.9%
Undivided interest of 3.3% in a joint repurchase agreement (principal amount $104,600,000 with a maturity value of $104,620,397) with ING Financial Markets LLC, 2.3400%, dated 6/28/19, maturing 7/1/19 to be repurchased at $3,500,683 collateralized by $105,463,100 in U.S. Treasuries 0% - 3.0000%, 10/17/19 - 2/15/45 with a value of $106,712,856 (cost $3,500,000)	$3,500,000	3,500,000
Total Investments (total cost $52,656,306) – 99.8%		59,215,109
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		106,267
Net Assets – 100%		$59,321,376

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Select Value Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$58,644,574	99.0%
Israel	570,535	1.0

Total	$59,215,109	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Select Value Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$55,715,109	$-	$-
Repurchase Agreements	-	3,500,000	-
Total Assets	$55,715,109	$3,500,000	$-

Janus Investment Fund	11

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$55,715,109
Repurchase agreements, at value(2)	3,500,000
Cash	33,089
Non-interested Trustees' deferred compensation	1,500
Receivables:
Investments sold	462,899
Fund shares sold	140,093
Dividends	70,941
Foreign tax reclaims	1,713
Interest	683
Other assets	283
Total Assets	59,926,310
Liabilities:
Payables:	—
Investments purchased	355,462
Fund shares repurchased	111,445
Professional fees	41,876
Advisory fees	31,838
Non-affiliated fund administration fees payable	24,003
Registration fees	21,347
Transfer agent fees and expenses	9,897
Non-interested Trustees' deferred compensation fees	1,500
12b-1 Distribution and shareholder servicing fees	806
Custodian fees	637
Non-interested Trustees' fees and expenses	393
Affiliated fund administration fees payable	119
Accrued expenses and other payables	5,611
Total Liabilities	604,934
Net Assets	$59,321,376

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Select Value Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,321,945
Total distributable earnings (loss)	6,999,431
Total Net Assets	$59,321,376
Net Assets - Class A Shares	$2,054,637
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,056
Net Asset Value Per Share(3)	$13.17
Maximum Offering Price Per Share(4)	$13.97
Net Assets - Class C Shares	$397,916
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,235
Net Asset Value Per Share(3)	$12.74
Net Assets - Class D Shares	$23,947,734
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,808,509
Net Asset Value Per Share	$13.24
Net Assets - Class I Shares	$7,535,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	564,127
Net Asset Value Per Share	$13.36
Net Assets - Class N Shares	$1,852,312
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,896
Net Asset Value Per Share	$13.24
Net Assets - Class S Shares	$389,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,815
Net Asset Value Per Share	$13.07
Net Assets - Class T Shares	$23,143,668
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,751,016
Net Asset Value Per Share	$13.22

(1) Includes cost of $49,156,306.

(2) Includes cost of repurchase agreements of $3,500,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Select Value Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$1,296,497
Interest	81,471
Foreign tax withheld	(1,934)
Total Investment Income	1,376,034
Expenses:
Advisory fees	493,456
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,125
Class C Shares	3,203
Class S Shares	157
Transfer agent administrative fees and expenses:
Class D Shares	27,215
Class S Shares	287
Class T Shares	68,002
Transfer agent networking and omnibus fees:
Class A Shares	695
Class C Shares	373
Class I Shares	6,670
Other transfer agent fees and expenses:
Class A Shares	99
Class C Shares	44
Class D Shares	6,289
Class I Shares	254
Class N Shares	102
Class S Shares	11
Class T Shares	786
Registration fees	121,697
Non-affiliated fund administration fees	65,194
Professional fees	52,322
Shareholder reports expense	17,510
Custodian fees	2,535
Affiliated fund administration fees	1,388
Non-interested Trustees’ fees and expenses	907
Other expenses	12,084
Total Expenses	883,405
Less: Excess Expense Reimbursement and Waivers	(203,002)
Net Expenses	680,403
Net Investment Income/(Loss)	695,631

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Select Value Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,382,919
Total Net Realized Gain/(Loss) on Investments	1,382,919
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,373,355
Total Change in Unrealized Net Appreciation/Depreciation	2,373,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,451,905

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Select Value Fund

Statements of Changes in Net Assets

See footnotes at the end of the Statement.

	Year ended June 30, 2019	Year ended June 30, 2018(1)

Operations:
Net investment income/(loss)	$695,631	$652,850
Net realized gain/(loss) on investments	1,382,919	23,933,116
Change in unrealized net appreciation/depreciation	2,373,355	(15,965,341)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,451,905	8,620,625
Dividends and Distributions to Shareholders(2)
Class A Shares	(71,533)	N/A
Class C Shares	(28,580)	N/A
Class D Shares	(2,713,335)	N/A
Class I Shares	(671,427)	N/A
Class N Shares	(220,191)	N/A
Class S Shares	(13,113)	N/A
Class T Shares	(3,344,817)	N/A
Total Dividends and Distributions to Shareholders	(7,062,996)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(34)
Class D Shares	N/A	(62,760)
Class I Shares	N/A	(224,086)
Class N Shares	N/A	(7,267)
Class S Shares	N/A	(77)
Class T Shares	N/A	(87,518)
Total Dividends from Net Investment Income	N/A	(381,742)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(25,425)
Class C Shares	N/A	(17,177)
Class D Shares	N/A	(1,216,858)
Class I Shares	N/A	(3,754,475)
Class N Shares	N/A	(80,225)
Class S Shares	N/A	(6,479)
Class T Shares	N/A	(1,377,232)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(6,477,871)
Net Decrease from Dividends and Distributions to Shareholders	(7,062,996)	(6,859,613)

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Select Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018(1)

Capital Share Transactions:
Class A Shares	$1,516,020	$47,665
Class C Shares	134,072	(96,525)
Class D Shares	3,005,147	(4,059,619)
Class I Shares	2,157,514	(69,901,413)
Class N Shares	343,299	1,605,383
Class S Shares	288,309	15,365
Class T Shares	(5,663,581)	19,655,417
Net Increase/(Decrease) from Capital Share Transactions	1,780,780	(52,733,727)
Net Increase/(Decrease) in Net Assets	(830,311)	(50,972,715)
Net Assets:
Beginning of period	60,151,687	111,124,402
End of period(3)	$59,321,376	$60,151,687

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $234,978 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.13	$13.71	$12.20	$12.50	$12.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.04	0.07	0.11	0.09
Net realized and unrealized gain/(loss)	0.65	1.12	2.15	0.35	0.31
Total from Investment Operations	0.75	1.16	2.22	0.46	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	—(2)	(0.12)	(0.04)	(0.17)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.71)	(0.74)	(0.71)	(0.76)	(0.75)
Net Asset Value, End of Period	$13.17	$14.13	$13.71	$12.20	$12.50
Total Return*	7.46%	8.49%	18.43%	4.22%	3.21%
Net Assets, End of Period (in thousands)	$2,055	$521	$457	$265	$95
Average Net Assets for the Period (in thousands)	$852	$501	$351	$118	$120
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.91%	1.55%	1.21%	1.17%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.31%	1.11%	1.01%	1.03%
Ratio of Net Investment Income/(Loss)	0.79%	0.29%	0.57%	0.96%	0.73%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.73	$13.43	$12.04	$12.39	$12.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.06)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	0.60	1.10	2.09	0.38	0.31
Total from Investment Operations	0.62	1.04	2.06	0.37	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.08)	—	(0.05)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.61)	(0.74)	(0.67)	(0.72)	(0.63)
Net Asset Value, End of Period	$12.74	$13.73	$13.43	$12.04	$12.39
Total Return*	6.52%	7.75%	17.34%	3.44%	2.43%
Net Assets, End of Period (in thousands)	$398	$262	$352	$165	$54
Average Net Assets for the Period (in thousands)	$318	$319	$244	$80	$116
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.30%	2.38%	1.99%	1.98%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.05%	1.89%	1.83%	1.83%
Ratio of Net Investment Income/(Loss)	0.16%	(0.46)%	(0.23)%	(0.05)%	(0.05)%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.19	$13.76	$12.23	$12.53	$12.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.08	0.10	0.14	0.12
Net realized and unrealized gain/(loss)	0.61	1.13	2.14	0.35	0.32
Total from Investment Operations	0.77	1.21	2.24	0.49	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.04)	(0.12)	(0.07)	(0.21)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.72)	(0.78)	(0.71)	(0.79)	(0.79)
Net Asset Value, End of Period	$13.24	$14.19	$13.76	$12.23	$12.53
Total Return*	7.57%	8.81%	18.60%	4.46%	3.49%
Net Assets, End of Period (in thousands)	$23,948	$22,006	$25,384	$8,601	$6,612
Average Net Assets for the Period (in thousands)	$22,739	$23,560	$19,932	$6,736	$6,494
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.19%	1.02%	1.00%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.07%	0.89%	0.77%	0.80%
Ratio of Net Investment Income/(Loss)	1.22%	0.53%	0.78%	1.14%	0.93%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.21	$13.78	$12.24	$12.54	$12.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.10	0.12	0.14	0.13
Net realized and unrealized gain/(loss)	0.63	1.11	2.13	0.36	0.32
Total from Investment Operations	0.79	1.21	2.25	0.50	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.04)	(0.12)	(0.08)	(0.23)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.64)	(0.78)	(0.71)	(0.80)	(0.81)
Net Asset Value, End of Period	$13.36	$14.21	$13.78	$12.24	$12.54
Total Return*	7.66%	8.84%	18.66%	4.50%	3.58%
Net Assets, End of Period (in thousands)	$7,535	$5,391	$74,413	$70,980	$70,486
Average Net Assets for the Period (in thousands)	$6,250	$60,942	$70,351	$68,578	$71,660
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.08%	0.93%	0.88%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.99%	0.82%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	1.20%	0.69%	0.88%	1.19%	1.02%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Select Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018(1)
Net Asset Value, Beginning of Period	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.10
Net realized and unrealized gain/(loss)	0.59	0.85
Total from Investment Operations	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.07)
Distributions (from capital gains)	(1.53)	(0.74)
Total Dividends and Distributions	(1.74)	(0.81)
Net Asset Value, End of Period	$13.24	$14.20
Total Return*	7.73%	6.77%
Net Assets, End of Period (in thousands)	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	1.40%	0.76%
Portfolio Turnover Rate	40%	58%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.12	$13.71	$12.21	$12.49	$12.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.04	0.08	0.12	0.07
Net realized and unrealized gain/(loss)	0.65	1.12	2.12	0.37	0.33
Total from Investment Operations	0.74	1.16	2.20	0.49	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.01)	(0.11)	(0.05)	(0.20)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.79)	(0.75)	(0.70)	(0.77)	(0.78)
Net Asset Value, End of Period	$13.07	$14.12	$13.71	$12.21	$12.49
Total Return*	7.51%	8.47%	18.30%	4.41%	3.18%
Net Assets, End of Period (in thousands)	$390	$100	$82	$54	$52
Average Net Assets for the Period (in thousands)	$115	$114	$74	$51	$43
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.23%	2.17%	1.34%	1.27%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.34%	1.12%	0.89%	1.10%
Ratio of Net Investment Income/(Loss)	0.70%	0.27%	0.60%	1.02%	0.54%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Select Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.16	$13.76	$12.24	$12.51	$12.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.06	0.09	0.12	0.09
Net realized and unrealized gain/(loss)	0.61	1.13	2.14	0.37	0.33
Total from Investment Operations	0.76	1.19	2.23	0.49	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.05)	(0.12)	(0.04)	(0.20)
Distributions (from capital gains)	(1.53)	(0.74)	(0.59)	(0.72)	(0.58)
Total Dividends and Distributions	(1.70)	(0.79)	(0.71)	(0.76)	(0.78)
Net Asset Value, End of Period	$13.22	$14.16	$13.76	$12.24	$12.51
Total Return*	7.51%	8.65%	18.48%	4.43%	3.39%
Net Assets, End of Period (in thousands)	$23,144	$30,287	$10,437	$2,125	$1,326
Average Net Assets for the Period (in thousands)	$27,284	$22,955	$6,057	$1,593	$2,906
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.29%	1.10%	1.02%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.19%	1.00%	0.86%	0.89%
Ratio of Net Investment Income/(Loss)	1.14%	0.43%	0.66%	1.05%	0.72%
Portfolio Turnover Rate	40%	58%	49%	77%	54%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Select Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

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Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

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Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

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Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

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Notes to Financial Statements

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,500,000	$—	$(3,500,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

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Notes to Financial Statements

month performance measurement period or shorter time period, as applicable. The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.83%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least June 30, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

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Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

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Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,498.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $26.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $108,017 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 104,695	$ -	$ -	$ -	$ (102,553)	$ (1,500)	$ 6,998,789

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 52,216,320	$ 8,277,082	$ (1,278,293)	$ 6,998,789

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Janus Henderson Select Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,931,564	$ 5,131,432	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,162,905	$ 5,696,708	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (99,482)	$ (114,259)	$ 213,741

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	124,148	$ 1,597,797	10,767	$ 150,454
Reinvested dividends and distributions	6,404	71,533	1,812	25,459
Shares repurchased	(11,350)	(153,310)	(9,089)	(128,248)
Net Increase/(Decrease)	119,202	$ 1,516,020	3,490	$ 47,665
Class C Shares:
Shares sold	15,852	$ 185,582	3,836	$ 52,809
Reinvested dividends and distributions	2,634	28,580	1,255	17,177
Shares repurchased	(6,310)	(80,090)	(12,225)	(166,511)
Net Increase/(Decrease)	12,176	$ 134,072	(7,134)	$ (96,525)
Class D Shares:
Shares sold	307,713	$ 4,137,056	291,960	$ 4,135,546
Reinvested dividends and distributions	239,631	2,688,654	89,894	1,265,700
Shares repurchased	(289,956)	(3,820,563)	(675,263)	(9,460,865)
Net Increase/(Decrease)	257,388	$ 3,005,147	(293,409)	$ (4,059,619)
Class I Shares:
Shares sold	186,203	$ 2,289,886	77,556	$ 1,115,485
Reinvested dividends and distributions	59,313	671,427	282,167	3,978,561
Shares repurchased	(60,801)	(803,799)	(5,378,803)	(74,995,459)
Net Increase/(Decrease)	184,715	$ 2,157,514	(5,019,080)	$(69,901,413)
Class N Shares:
Shares sold	84,066	$ 1,139,745	128,602	$ 1,851,064
Reinvested dividends and distributions	19,642	220,191	6,214	87,492
Shares repurchased	(75,406)	(1,016,637)	(23,222)	(333,173)
Net Increase/(Decrease)	28,302	$ 343,299	111,594	$ 1,605,383
Class S Shares:
Shares sold	24,575	$ 313,208	3,116	$ 44,153
Reinvested dividends and distributions	1,185	13,113	467	6,556
Shares repurchased	(3,008)	(38,012)	(2,487)	(35,344)
Net Increase/(Decrease)	22,752	$ 288,309	1,096	$ 15,365
Class T Shares:
Shares sold	432,238	$ 5,663,451	1,841,933	$ 26,166,379
Reinvested dividends and distributions	298,378	3,344,817	103,827	1,459,806
Shares repurchased	(1,118,433)	(14,671,849)	(565,642)	(7,970,768)
Net Increase/(Decrease)	(387,817)	$(5,663,581)	1,380,118	$ 19,655,417
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$22,373,796	$ 27,991,295	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Select Value Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

At a special meeting of shareholders of the Fund on July 11, 2019, shareholders approved an amended and restated investment advisory agreement that reflects a new benchmark index. Effective on or about August 1, 2019, the Fund's benchmark changed from the Russell 3000® Value Index to the Russell 2500TM Value Index (the "Benchmark Change") for purposes of measuring the Fund's performance and calculating the performance adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the Russell 2500TM Value Index will not be fully implemented until 36 months after August 1, 2019.

In connecting with the Benchmark Change, the Fund was repositioned to shift its focus from investing primarily in the common stocks of companies of any size to investing primarily in the common stocks of small- and mid-sized companies. In addition, Kevin Preloger and Justin Tugman became the new Co-Portfolio Managers of the Fund, replacing Alec Perkins, and the Fund's name changed to Janus Henderson Small-Mid Cap Value Fund.

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Janus Henderson Select Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small-Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small-Mid Cap Value Fund (formerly known as Janus Henderson Select Value Fund) (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

48	JUNE 30, 2019

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	JUNE 30, 2019

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Select Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$5,131,432
Dividends Received Deduction Percentage	36%
Qualified Dividend Income Percentage	36%

52	JUNE 30, 2019

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	JUNE 30, 2019

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2019

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

58	JUNE 30, 2019

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

60	JUNE 30, 2019

Janus Henderson Select Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93033 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2019, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 4.19% compared with 4.27% for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The U.S. fixed income market was up for the period, with both corporate credit and government bonds performing well. Early on, a steady U.S. economic backdrop coupled with the emergence of rising wages initially caused many to fear that inflation would run ahead of Federal Reserve (Fed) expectations. The prospect of higher interest rates pushed yields on U.S. Treasuries to multi-year highs. This trend reversed mid-period, when concerns around escalating trade tensions, slowing global economic growth and potential Fed policy error led to a rally in government bonds and wider corporate credit spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks). Early in 2019, the Fed reversed course, signaling it would hold rates steady for the year. While weaker economic data and U.S.-China trade negotiations continued to cause volatility, the expectation for more accommodative monetary policy from central banks – including a potential rate cut by the Fed – ultimately led to strong returns in corporate credit.

U.S. Treasuries also performed well, all in all, and falling yields lent further support to corporate credit. Later in the period, the prospect of rate cuts put downward pressure on the front end of the Treasury curve, while ultra-low and negative yields abroad created appeal in longer-dated bonds. The yield on the 2-year note closed June at 1.75%, down from 2.53% a year prior.

PERFORMANCE DISCUSSION

We tend to be more conservatively positioned than the index in terms of where we are willing to take interest rate risk, and while we added duration late in the period – primarily in Treasuries – as a result of the Fed’s dovish pivot, the Fund’s holdings did not benefit from the rally in rates to the same extent as the benchmark constituents. Our focus is first and foremost on capital preservation, and we are mindful that owning too much duration if sentiment were to suddenly change could lead to negative returns. We prefer instead to focus on what we deem to be strong carry (a measure of excess income generated by the Fund’s holdings) opportunities, in front-end corporate issues from companies focused on paying down debt. Over the period, the Fund’s carry helped to offset the losses incurred from our duration positioning. Strong security selection also aided results.

At the asset class level, our positioning in investment-grade corporate credit detracted from relative results, largely due to our bias toward shorter-dated securities versus the benchmark. Out-of-index exposure to bank loans, which also lack duration, further weighed on relative performance. A small cash balanced also held back results. At the credit sector level, banking led relative detractors, primarily due to our duration positioning. A position in Citigroup was among those that held back relative results.

Other positioning contributed to performance. On an asset class basis, our out-of-index exposure to high-yield corporate bonds proved to be the strongest contributor to the Fund’s relative results. A number of our positions were called or tendered. Our allocation also benefited from strong demand for riskier assets during the period. In terms of sectors, our exposure to the automotive sector proved beneficial. Specifically, Ford was a top individual contributor on a relative basis. The company is executing on a program to enhance operational fitness and improve its balance sheet, which was well received by investors.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

OUTLOOK

The Fed has struck an accommodative tone, seeking to stabilize the economic decline and engineer a soft landing. The prospect of the Fed having investors’ backs is appealing to market participants, and reminiscent of 2012, when the European Central Bank vowed to do whatever it takes to preserve the euro; we think both rates and credit can continue to perform well in the near term. Treasury yields have trended significantly lower, and can go lower still. In fact, we would argue that higher U.S. yields are not sustainable given the Fed pivot in combination with low to negative yields abroad and the convergence of accommodative monetary policy in the developed world. U.S. rates also remain attractive on a hedged basis for many foreign investors in search of yield.

Supply/demand technicals also remain favorable for U.S. investment-grade corporate credit, given limited net new issuance. After a wave of mergers and acquisitions, we are witnessing a heightened focus on debt paydown, and less willingness by management teams to take debt and leverage higher as they have in recent years. Further, while the U.S. economy is slowing, employment and corporate fundamentals remain relatively healthy. Given these conditions, it is difficult to envision a sustained sell-off in corporate credit without recession risks and default rates trending higher. Spreads (the difference in yield between a corporate security and its underlying risk-free benchmark) remain fairly tight, however, leading us to believe carry will be a strong driver of returns going forward. We intend to maintain our focus on front-end issues from issuers with free-cash-flow generative business models and management teams committed to deleveraging. We are also intrigued by short-duration high yield, which, we believe, in many cases offers attractive valuations and stronger carry versus investment-grade paper.

There is no doubt that the landscape can change quickly, particularly at this late stage of the credit cycle. Macro uncertainty remains, with slower global growth and trade policy top of mind for investors, making bouts of volatility likely. We will continue to closely monitor economic data releases and the impact trade rhetoric is having on companies, as well as its potential impact on the economy. Brexit and upcoming U.S. elections could also challenge the investment landscape. We believe a focus on higher-quality business models remains prudent. Thorough vetting of all opportunities coupled with security avoidance remains critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.03%	1.96%
Class A Shares MOP	1.98%	1.91%
Class C Shares**	1.29%	1.21%
Class D Shares	2.18%	2.08%
Class I Shares	2.22%	2.15%
Class N Shares	2.33%	2.26%
Class S Shares	1.83%	1.51%
Class T Shares	2.09%	2.02%
Weighted Average Maturity		2.0 Years
Average Effective Duration***		1.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.5%
AA	28.5%
A	10.0%
BBB	33.2%
BB	15.2%
B	1.3%
Not Rated	6.8%
Other	0.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	57.5%
United States Treasury Notes/Bonds	24.9%
Asset-Backed/Commercial Mortgage-Backed Securities	14.4%
Bank Loans and Mezzanine Loans	1.8%
Investment Companies	0.6%
Other	0.8%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.64%	1.20%	2.04%	3.48%	0.79%	0.74%
Class A Shares at MOP	0.93%	0.68%	1.54%	3.29%
Class C Shares at NAV	2.90%	0.39%	1.29%	2.77%	1.57%	1.52%
Class C Shares at CDSC	1.90%	0.39%	1.29%	2.77%
Class D Shares(1)	3.81%	1.30%	2.15%	3.81%	0.65%	0.58%
Class I Shares	4.19%	1.43%	2.05%	3.71%	0.57%	0.52%
Class N Shares	3.95%	1.44%	2.05%	3.78%	0.50%	0.44%
Class S Shares	3.46%	0.98%	1.79%	3.30%	1.03%	0.94%
Class T Shares	3.70%	1.20%	2.05%	3.78%	0.73%	0.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.27%	1.46%	1.59%	3.81%**
Morningstar Quartile - Class T Shares	3rd	4th	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	425/558	376/486	268/398	71/156

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,028.50	$3.77	$1,000.00	$1,021.08	$3.76	0.75%
Class C Shares	$1,000.00	$1,021.70	$7.43	$1,000.00	$1,017.38	$7.41	1.48%
Class D Shares	$1,000.00	$1,029.30	$2.97	$1,000.00	$1,021.87	$2.96	0.59%
Class I Shares	$1,000.00	$1,029.50	$2.82	$1,000.00	$1,022.02	$2.81	0.56%
Class N Shares	$1,000.00	$1,026.60	$2.26	$1,000.00	$1,022.56	$2.26	0.45%
Class S Shares	$1,000.00	$1,027.80	$4.58	$1,000.00	$1,020.28	$4.56	0.91%
Class T Shares	$1,000.00	$1,028.80	$3.47	$1,000.00	$1,021.37	$3.46	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.4%
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	$19,433,000	$19,378,112
Cazenovia Creek Funding II LLC, 3.5607%, 7/15/30 (144A)	12,374,534	12,450,659
Cenovus Energy Inc, 5.7000%, 10/15/19	68,077	68,565
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	862,107	858,104
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	98,290	98,092
Conn's Receivables Funding 2017-B LLC, 4.5200%, 4/15/21 (144A)	1,279,666	1,282,967
Conn's Receivables Funding 2018-A LLC, 3.2500%, 1/15/23 (144A)	820,039	820,242
Conn's Receivables Funding 2019-A LLC, 3.4000%, 10/16/23 (144A)	1,991,943	1,994,805
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	1,793,427	1,777,020
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	13,957,395	13,966,785
Exeter Automobile Receivables Trust 2018-4, 3.6400%, 11/15/22 (144A)	2,984,000	3,013,862
First Investors Auto Owner Trust, 2.8400%, 5/16/22 (144A)	1,545,714	1,546,623
Foursight Capital Automobile Receivables Trust 2018-2,
3.6400%, 5/15/23 (144A)	2,403,000	2,446,254
Foursight Capital Automobile Receivables Trust 2018-2,
3.8000%, 11/15/23 (144A)	1,391,000	1,427,473
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 4.6044%, 2/25/24‡	3,841,289	3,887,281
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 4.2544%, 10/25/27‡	1,191,154	1,202,446
GLS Auto Receivables Issuer Trust 2019-2, 3.0600%, 4/17/23 (144A)	3,918,738	3,935,369
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,732,000	9,695,029
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,707,000	8,757,509
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	43,044	43,044
Hertz Fleet Lease Funding LP,
ICE LIBOR USD 1 Month + 0.5000%, 2.9116%, 5/10/32 (144A)‡	7,038,000	7,041,602
Hertz Fleet Lease Funding LP, 3.2300%, 5/10/32 (144A)	5,748,000	5,786,062
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49	6,015,282	6,015,282
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	92,746	92,555
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	1,668,951	1,659,422
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,221,000	6,220,102
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,221,000	6,265,291
Permanent Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3800%, 2.9768%, 7/15/58 (144A)‡	4,516,000	4,510,685
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,689,000	1,725,630
Progress Residential 2015-SFR2 Trust, 5.0690%, 6/12/32 (144A)	6,639,000	6,666,264
PSNH Funding LLC 3, 3.0940%, 2/1/26	8,461,759	8,613,102
Santander Drive Auto Receivables Trust 2016-1, 3.0900%, 4/15/22	548,122	548,676
Santander Drive Auto Receivables Trust 2016-2, 2.6600%, 11/15/21	1,456,789	1,457,741
Santander Drive Auto Receivables Trust 2016-3, 2.4600%, 3/15/22	4,125,250	4,124,454
Santander Drive Auto Receivables Trust 2018-5, 3.5200%, 12/15/22	3,982,000	4,017,765
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	5,839,749	5,944,442
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 2.9815%, 1/21/70 (144A)‡	3,296,000	3,277,522
Station Place Securitization Trust Series 2019-4, 3.3296%, 6/24/20 (144A)‡	4,641,000	4,641,000
United Auto Credit Securitization Trust 2018-1, 3.0500%, 9/10/21 (144A)	2,904,000	2,906,348
Verizon Owner Trust 2019-A, 2.9300%, 9/20/23	4,125,000	4,195,419
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	667,396	664,188
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	796,248	792,598
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	199,669	199,155
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $175,452,786)		176,015,546
Bank Loans and Mezzanine Loans – 1.8%
Communications – 1.4%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 4.3300%, 4/30/25‡	16,656,583	16,631,598
Consumer Non-Cyclical – 0.4%
HCA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3299%, 3/13/25‡	5,161,465	5,162,291
Total Bank Loans and Mezzanine Loans (cost $21,801,491)		21,793,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 57.5%
Banking – 14.0%
Bank of America Corp, 2.1510%, 11/9/20	$10,856,000	$10,820,661
Bank of America Corp, 2.5030%, 10/21/22	15,333,000	15,361,106
Bank of Montreal, 3.3000%, 2/5/24	3,586,000	3,717,825
Capital One Financial Corp, 2.4000%, 10/30/20	5,608,000	5,613,120
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.8990%, 5/1/20‡	11,587,000	11,600,133
Citigroup Inc, 2.4500%, 1/10/20	24,745,000	24,748,857
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,185,000	5,180,236
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,318,000	10,358,314
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,033,000	7,093,273
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,623,000	20,617,458
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,932,000	5,928,731
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,573,000	10,557,070
PNC Bank NA, 2.0000%, 5/19/20	15,549,000	15,506,921
Synchrony Financial, 3.0000%, 8/15/19	3,313,000	3,313,494
Toronto-Dominion Bank, 2.5500%, 1/25/21	13,705,000	13,778,935
UBS AG/London, 2.4500%, 12/1/20 (144A)	6,029,000	6,034,476
		170,230,610
Basic Industry – 6.3%
Allegheny Technologies Inc, 5.9500%, 1/15/21	10,128,000	10,406,520
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,452,000	3,531,026
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	209,000	213,619
ArcelorMittal, 5.1250%, 6/1/20	5,964,000	6,101,003
ArcelorMittal, 5.5000%, 3/1/21	1,162,000	1,209,450
CF Industries Inc, 7.1250%, 5/1/20	17,154,000	17,734,148
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,045,000	1,060,320
Freeport-McMoRan Inc, 3.5500%, 3/1/22	13,388,000	13,404,735
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,183,000	1,240,234
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	279,000	287,370
INVISTA Finance LLC, 4.2500%, 10/15/19 (144A)	5,242,000	5,271,909
Sherwin-Williams Co, 2.2500%, 5/15/20	5,822,000	5,811,239
Steel Dynamics Inc, 5.1250%, 10/1/21	10,035,000	10,139,565
		76,411,138
Brokerage – 1.5%
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.8419%, 5/21/21‡	7,936,000	7,946,155
E*TRADE Financial Corp, 2.9500%, 8/24/22	9,923,000	10,017,413
		17,963,568
Capital Goods – 10.1%
Arconic Inc, 6.1500%, 8/15/20	10,590,000	10,960,944
Arconic Inc, 5.4000%, 4/15/21	8,623,000	8,938,694
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	7,006,000	7,076,060
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	5,748,000	5,841,405
Ball Corp, 4.3750%, 12/15/20	21,688,000	22,165,136
Bemis Co Inc, 6.8000%, 8/1/19 (144A)	2,040,000	2,045,948
Boeing Co, 2.7000%, 5/1/22	7,380,000	7,483,725
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,384,000	4,547,611
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.8253%, 5/11/20‡	1,054,000	1,056,408
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.9153%, 5/11/21‡	1,054,000	1,057,957
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	8,870,000	9,180,450
Northrop Grumman Corp, 2.0800%, 10/15/20	11,403,000	11,384,323
Rockwell Collins Inc, 1.9500%, 7/15/19	2,996,000	2,995,312
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	11,310,000	11,705,850
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 3.1703%, 3/1/21‡	16,177,000	16,189,295
		122,629,118
Communications – 2.0%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	7,920,000	7,989,895

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Lamar Media Corp, 5.0000%, 5/1/23	$136,000	$138,380
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	264,000	264,660
TEGNA Inc, 5.1250%, 10/15/19	2,031,000	2,033,539
T-Mobile USA Inc, 6.0000%, 3/1/23	7,906,000	8,083,885
T-Mobile USA Inc, 6.3750%, 3/1/25	4,439,000	4,609,901
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,415,000	1,446,838
		24,567,098
Consumer Cyclical – 4.3%
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,308,000	1,322,650
Ford Motor Credit Co LLC, 5.5960%, 1/7/22	13,073,000	13,842,291
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,348,000	6,346,278
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,023,000	2,058,119
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 3.5286%, 7/8/21 (144A)‡	7,791,000	7,798,958
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	740,000	760,128
Lennar Corp, 4.7500%, 4/1/21	4,350,000	4,464,187
M/I Homes Inc, 6.7500%, 1/15/21	4,057,000	4,122,926
Meritage Homes Corp, 7.1500%, 4/15/20	9,504,000	9,789,120
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,039,000	2,041,855
		52,546,512
Consumer Non-Cyclical – 6.7%
Becton Dickinson and Co, 2.4040%, 6/5/20	6,197,000	6,192,014
Constellation Brands Inc, 3.8750%, 11/15/19	6,451,000	6,480,615
Constellation Brands Inc, 3.7500%, 5/1/21	5,111,000	5,222,025
CVS Health Corp, 2.1250%, 6/1/21	6,139,000	6,097,294
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,780,000	2,839,467
GlaxoSmithKline Capital PLC, 2.8750%, 6/1/22	12,841,000	13,072,601
HCA Inc, 4.2500%, 10/15/19	1,886,000	1,893,637
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,690,000	9,665,772
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,678,000	11,659,899
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,045,000	1,055,450
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	6,013,000	5,787,512
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,483,000	1,478,551
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,055,000	10,063,195
		81,508,032
Energy – 4.7%
Antero Resources Corp, 5.3750%, 11/1/21	2,431,000	2,400,613
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,653,000	8,716,873
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,395,000	25,440,525
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 3.8768%, 1/15/23‡	9,401,000	9,488,063
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	7,107,000	7,320,210
NuStar Logistics LP, 4.8000%, 9/1/20	3,097,000	3,143,455
Western Midstream Operating LP, 5.3750%, 6/1/21	1,278,000	1,320,060
		57,829,799
Insurance – 0.5%
Centene Corp, 5.6250%, 2/15/21	5,820,000	5,929,125
Multi-Utilities – 0.6%
Sempra Energy, ICE LIBOR USD 3 Month + 0.2500%, 2.8468%, 7/15/19‡	5,905,000	5,905,140
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 3.0968%, 1/15/21‡	1,659,000	1,653,459
		7,558,599
Owned No Guarantee – 0.4%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	2,784,000	2,803,372
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	2,573,000	2,619,030
		5,422,402
Real Estate Investment Trusts (REITs) – 0.6%
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 3.5045%, 8/16/21‡	7,496,000	7,498,714
Technology – 5.4%
Analog Devices Inc, 2.9500%, 1/12/21	11,782,000	11,886,574

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20	$8,159,000	$8,144,632
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.2000%, 1/15/21	15,196,000	15,060,756
CommScope Inc, 5.5000%, 3/1/24 (144A)	2,134,000	2,190,018
CommScope Inc, 6.0000%, 3/1/26 (144A)	3,523,000	3,611,075
EMC Corp, 2.6500%, 6/1/20	15,014,000	14,931,001
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	5,982,000	6,041,820
Total System Services Inc, 3.8000%, 4/1/21	3,925,000	3,996,688
		65,862,564
Transportation – 0.4%
American Airlines Group Inc, 5.0000%, 6/1/22 (144A)	2,739,000	2,821,992
United Continental Holdings Inc, 6.0000%, 12/1/20	1,859,000	1,933,360
		4,755,352
Total Corporate Bonds (cost $698,155,529)		700,712,631
United States Treasury Notes/Bonds – 24.9%
2.7500%, 11/30/20	80,270,000	81,260,833
2.5000%, 12/31/20	15,431,000	15,578,077
2.5000%, 2/28/21	87,171,000	88,101,742
2.7500%, 8/15/21	10,007,200	10,211,253
2.8750%, 10/15/21	990,000	1,014,827
2.6250%, 12/15/21	2,271,000	2,320,057
1.7500%, 6/15/22	12,198,000	12,210,865
2.1250%, 3/31/24	5,737,000	5,830,002
2.2500%, 4/30/24	60,880,000	62,233,153
2.0000%, 5/31/24	24,124,000	24,395,395
Total United States Treasury Notes/Bonds (cost $300,225,925)		303,156,204
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $7,595,000)	7,594,249	7,594,249
Total Investments (total cost $1,203,230,731) – 99.2%		1,209,272,519
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		9,190,822
Net Assets – 100%		$1,218,463,341

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,077,876,896	89.1%
Canada	36,305,233	3.0
United Kingdom	17,672,773	1.5
Australia	16,485,801	1.4
Ireland	12,917,465	1.1
Switzerland	12,697,112	1.0
Japan	12,485,393	1.0
Luxembourg	7,310,453	0.6
Israel	7,266,063	0.6
Netherlands	4,510,685	0.4
South Africa	3,744,645	0.3

Total	$1,209,272,519	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	$324,786	$-	$(751)	$7,594,249

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	8,486,000	792,326,407	(793,218,158)	7,594,249

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (150,603)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 346,517

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value
Futures contracts, sold	$ 5,960,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $210,923,777, which represents 17.3% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$176,015,546	$-
Bank Loans and Mezzanine Loans	-	21,793,889	-
Corporate Bonds	-	700,712,631	-
United States Treasury Notes/Bonds	-	303,156,204	-
Investment Companies	-	7,594,249	-
Total Assets	$-	$1,209,272,519	$-

12	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,201,678,270
Affiliated investments, at value(2)	7,594,249
Cash	130,873
Non-interested Trustees' deferred compensation	30,756
Receivables:
Interest	8,468,156
Investments sold	7,491,566
Fund shares sold	1,268,666
Dividends from affiliates	5,997
Other assets	61,802
Total Assets	1,226,730,335
Liabilities:
Due to custodian	68,004
Payables:	—
Investments purchased	6,015,282
Fund shares repurchased	1,212,222
Advisory fees	370,004
Transfer agent fees and expenses	169,010
Dividends	134,927
Professional fees	63,975
12b-1 Distribution and shareholder servicing fees	36,551
Non-interested Trustees' deferred compensation fees	30,756
Non-interested Trustees' fees and expenses	9,108
Affiliated fund administration fees payable	2,523
Custodian fees	2,044
Accrued expenses and other payables	152,588
Total Liabilities	8,266,994
Net Assets	$1,218,463,341

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,246,275,321
Total distributable earnings (loss)	(27,811,980)
Total Net Assets	$1,218,463,341
Net Assets - Class A Shares	$57,814,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,156,225
Net Asset Value Per Share(3)	$3.02
Maximum Offering Price Per Share(4)	$3.10
Net Assets - Class C Shares	$29,433,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,769,197
Net Asset Value Per Share(3)	$3.01
Net Assets - Class D Shares	$178,482,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,108,388
Net Asset Value Per Share	$3.02
Net Assets - Class I Shares	$392,757,763
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,217,734
Net Asset Value Per Share	$3.02
Net Assets - Class N Shares	$37,464,108
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,431,271
Net Asset Value Per Share	$3.01
Net Assets - Class S Shares	$1,161,960
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	385,907
Net Asset Value Per Share	$3.01
Net Assets - Class T Shares	$521,348,166
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172,593,679
Net Asset Value Per Share	$3.02

(1) Includes cost of $1,195,635,731.

(2) Includes cost of $7,595,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$39,749,588
Dividends from affiliates	324,786
Other income	841,477
Total Investment Income	40,915,851
Expenses:
Advisory fees	6,819,751
12b-1 Distribution and shareholder servicing fees:
Class A Shares	142,703
Class C Shares	289,288
Class S Shares	3,292
Transfer agent administrative fees and expenses:
Class D Shares	206,341
Class S Shares	3,292
Class T Shares	1,562,946
Transfer agent networking and omnibus fees:
Class A Shares	26,293
Class C Shares	21,502
Class I Shares	413,142
Other transfer agent fees and expenses:
Class A Shares	4,912
Class C Shares	2,625
Class D Shares	36,191
Class I Shares	16,937
Class N Shares	1,923
Class S Shares	49
Class T Shares	6,485
Registration fees	159,601
Shareholder reports expense	156,771
Professional fees	84,287
Affiliated fund administration fees	31,906
Non-interested Trustees’ fees and expenses	29,560
Custodian fees	22,156
Other expenses	218,185
Total Expenses	10,260,138
Less: Excess Expense Reimbursement and Waivers	(1,208,165)
Net Expenses	9,051,973
Net Investment Income/(Loss)	31,863,878
Net Realized Gain/(Loss) on Investments:
Investments	(3,115,745)
Futures contracts	(150,603)
Total Net Realized Gain/(Loss) on Investments	(3,266,348)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	20,696,272
Investments in affiliates	(751)
Futures contracts	346,517
Total Change in Unrealized Net Appreciation/Depreciation	21,042,038
Net Increase/(Decrease) in Net Assets Resulting from Operations	$49,639,568

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$31,863,878	$32,719,337
Net realized gain/(loss) on investments	(3,266,348)	(8,982,572)
Change in unrealized net appreciation/depreciation	21,042,038	(19,011,711)
Net Increase/(Decrease) in Net Assets Resulting from Operations	49,639,568	4,725,054
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,288,482)	N/A
Class C Shares	(465,514)	N/A
Class D Shares	(4,153,770)	N/A
Class I Shares	(10,083,937)	N/A
Class N Shares	(1,637,015)	N/A
Class S Shares	(27,101)	N/A
Class T Shares	(14,326,360)	N/A
Total Dividends and Distributions to Shareholders	(31,982,179)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(1,043,924)
Class C Shares	N/A	(314,486)
Class D Shares	N/A	(3,288,836)
Class I Shares	N/A	(10,187,374)
Class N Shares	N/A	(930,873)
Class S Shares	N/A	(27,449)
Class T Shares	N/A	(17,414,755)
Total Dividends from Net Investment Income	N/A	(33,207,697)
Net Decrease from Dividends and Distributions to Shareholders	(31,982,179)	(33,207,697)
Capital Share Transactions:
Class A Shares	4,770,321	(29,707,571)
Class C Shares	1,702,573	(12,747,241)
Class D Shares	8,378,207	(9,662,831)
Class I Shares	(66,570,870)	(92,449,538)
Class N Shares	(25,151,998)	34,188,188
Class S Shares	(428,993)	(627,782)
Class T Shares	(256,950,978)	(374,793,637)
Net Increase/(Decrease) from Capital Share Transactions	(334,251,738)	(485,800,412)
Net Increase/(Decrease) in Net Assets	(316,594,349)	(514,283,055)
Net Assets:
Beginning of period	1,535,057,690	2,049,340,745
End of period(2)	$1,218,463,341	$1,535,057,690

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(201,941) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.98	$3.02	$3.04	$3.04	$3.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.05	0.04	0.03	0.04
Net realized and unrealized gain/(loss)	0.04	(0.04)	(0.02)	—(2)	(0.03)
Total from Investment Operations	0.11	0.01	0.02	0.03	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.04)	(0.03)	(0.04)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.07)	(0.05)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Period	$3.02	$2.98	$3.02	$3.04	$3.04
Total Return*	3.64%	0.41%	0.59%	1.07%	0.35%
Net Assets, End of Period (in thousands)	$57,815	$52,118	$82,707	$140,541	$155,365
Average Net Assets for the Period (in thousands)	$57,158	$61,037	$118,037	$149,362	$169,622
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	2.25%	1.69%	1.18%	1.06%	1.21%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.97	$3.02	$3.04	$3.03	$3.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.03	0.01	0.01	0.01
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	0.01	(0.04)
Total from Investment Operations	0.09	(0.02)	(0.01)	0.02	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	(0.01)	(0.01)	(0.01)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.05)	(0.03)	(0.01)	(0.01)	(0.01)
Net Asset Value, End of Period	$3.01	$2.97	$3.02	$3.04	$3.03
Total Return*	2.90%	(0.69)%	(0.17)%	0.71%	(0.75)%
Net Assets, End of Period (in thousands)	$29,434	$27,253	$40,512	$54,355	$54,465
Average Net Assets for the Period (in thousands)	$30,443	$33,426	$48,661	$54,760	$61,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.67%	1.66%	1.58%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.56%	1.56%	1.48%	1.57%
Ratio of Net Investment Income/(Loss)	1.52%	0.91%	0.45%	0.37%	0.44%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.98	$3.03	$3.05	$3.04	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.06	0.04	0.04	0.04
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	0.01	(0.04)
Total from Investment Operations	0.11	0.01	0.02	0.05	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.06)	(0.04)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.07)	(0.06)	(0.04)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.02	$2.98	$3.03	$3.05	$3.04
Total Return*	3.81%	0.24%	0.75%	1.56%	0.19%
Net Assets, End of Period (in thousands)	$178,483	$167,616	$180,025	$191,793	$188,072
Average Net Assets for the Period (in thousands)	$172,435	$173,652	$187,619	$189,850	$194,242
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.76%	0.76%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.63%	0.64%	0.64%	0.64%
Ratio of Net Investment Income/(Loss)	2.40%	1.87%	1.37%	1.22%	1.37%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.97	$3.02	$3.04	$3.04	$3.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.06	0.04	0.04	0.04
Net realized and unrealized gain/(loss)	0.05	(0.05)	(0.02)	—(2)	(0.03)
Total from Investment Operations	0.12	0.01	0.02	0.04	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.06)	(0.04)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.07)	(0.06)	(0.04)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.02	$2.97	$3.02	$3.04	$3.04
Total Return*	4.19%	0.29%	0.82%	1.32%	0.60%
Net Assets, End of Period (in thousands)	$392,758	$453,776	$554,512	$524,171	$446,894
Average Net Assets for the Period (in thousands)	$414,017	$527,072	$516,841	$496,267	$450,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.68%	0.67%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.54%	0.55%
Ratio of Net Investment Income/(Loss)	2.43%	1.91%	1.45%	1.31%	1.46%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.97	$3.02	$3.04	$3.04	$3.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.06	0.05	0.04	0.05
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	—(2)	(0.03)
Total from Investment Operations	0.12	0.01	0.03	0.04	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.06)	(0.05)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.08)	(0.06)	(0.05)	(0.04)	(0.05)
Net Asset Value, End of Period	$3.01	$2.97	$3.02	$3.04	$3.04
Total Return*	3.95%	0.37%	0.89%	1.37%	0.66%
Net Assets, End of Period (in thousands)	$37,464	$61,806	$28,393	$35,702	$38,345
Average Net Assets for the Period (in thousands)	$64,559	$43,541	$33,131	$36,943	$38,577
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.61%	0.60%	0.59%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.47%	0.50%	0.50%	0.49%	0.49%
Ratio of Net Investment Income/(Loss)	2.53%	2.11%	1.50%	1.36%	1.52%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.97	$3.02	$3.04	$3.03	$3.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.05	0.03	0.03	0.03
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	0.01	(0.04)
Total from Investment Operations	0.10	—	0.01	0.04	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.03)	(0.03)	(0.03)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.06)	(0.05)	(0.03)	(0.03)	(0.03)
Net Asset Value, End of Period	$3.01	$2.97	$3.02	$3.04	$3.03
Total Return*	3.46%	(0.09)%	0.42%	1.34%	(0.17)%
Net Assets, End of Period (in thousands)	$1,162	$1,574	$2,228	$2,736	$2,609
Average Net Assets for the Period (in thousands)	$1,322	$1,778	$2,506	$2,708	$3,366
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.14%	1.10%	1.08%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.96%	0.97%	0.86%	0.99%
Ratio of Net Investment Income/(Loss)	2.04%	1.52%	1.04%	0.99%	1.02%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$2.98	$3.03	$3.05	$3.04	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.05	0.04	0.03	0.04
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	0.01	(0.04)
Total from Investment Operations	0.11	—	0.02	0.04	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.04)	(0.03)	(0.04)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	(0.07)	(0.05)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Period	$3.02	$2.98	$3.03	$3.05	$3.04
Total Return*	3.70%	0.13%	0.65%	1.46%	0.08%
Net Assets, End of Period (in thousands)	$521,348	$770,913	$1,160,964	$1,509,507	$1,743,219
Average Net Assets for the Period (in thousands)	$628,515	$986,661	$1,347,246	$1,604,829	$1,940,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.84%	0.85%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%	0.74%	0.73%	0.74%
Ratio of Net Investment Income/(Loss)	2.27%	1.74%	1.26%	1.12%	1.27%
Portfolio Turnover Rate	79%	78%	82%	78%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

22	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

24	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at June 30, 2019.

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

26	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective December 14, 2018, the Board of Trustees of Janus Investment Fund approved a new management fee rate for the Fund. The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate) prior to December 14, 2018.

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

The Fund’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.44% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. The previous expense limit (until November 1, 2018)

28	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

was 0.49%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1

Janus Investment Fund	29

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

30	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $8,261.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,635.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	48	1
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $6,043,008 in purchases and $18,383,855 in sales, resulting in a net realized loss of $192,792. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	31

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,698,647	$ -	$ (33,443,982)	$ -	$ -	$ (30,757)	$ 3,964,112

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(22,692,733)	$(10,751,249)	$ (33,443,982)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,205,308,407	$ 5,900,431	$ (1,936,319)	$ 3,964,112

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,982,179	$ -	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 33,207,697	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,988,131	$ (1,988,131)

32	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,562,399	$ 37,384,937	8,153,087	$ 24,465,476
Reinvested dividends and distributions	346,841	1,036,606	285,562	857,011
Shares repurchased	(11,267,730)	(33,651,222)	(18,288,904)	(55,030,058)
Net Increase/(Decrease)	1,641,510	$ 4,770,321	(9,850,255)	$ (29,707,571)
Class C Shares:
Shares sold	7,970,335	$ 23,679,091	1,456,225	$ 4,370,064
Reinvested dividends and distributions	127,692	381,201	82,539	247,145
Shares repurchased	(7,501,819)	(22,357,719)	(5,785,564)	(17,364,450)
Net Increase/(Decrease)	596,208	$ 1,702,573	(4,246,800)	$ (12,747,241)
Class D Shares:
Shares sold	16,821,855	$ 50,169,139	12,425,527	$ 37,383,308
Reinvested dividends and distributions	1,356,361	4,054,952	1,070,058	3,211,373
Shares repurchased	(15,358,638)	(45,845,884)	(16,702,767)	(50,257,512)
Net Increase/(Decrease)	2,819,578	$ 8,378,207	(3,207,182)	$ (9,662,831)
Class I Shares:
Shares sold	56,192,201	$ 167,683,502	94,839,410	$ 285,122,914
Reinvested dividends and distributions	2,980,004	8,901,855	2,788,717	8,368,214
Shares repurchased	(81,526,614)	(243,156,227)	(128,548,619)	(385,940,666)
Net Increase/(Decrease)	(22,354,409)	$ (66,570,870)	(30,920,492)	$ (92,449,538)
Class N Shares:
Shares sold	8,965,020	$ 26,650,089	14,298,807	$ 42,880,102
Reinvested dividends and distributions	501,131	1,495,172	310,777	930,003
Shares repurchased	(17,822,055)	(53,297,259)	(3,214,169)	(9,621,917)
Net Increase/(Decrease)	(8,355,904)	$ (25,151,998)	11,395,415	$ 34,188,188
Class S Shares:
Shares sold	48,106	$ 142,798	95,822	$ 287,981
Reinvested dividends and distributions	9,093	27,101	9,162	27,410
Shares repurchased	(201,355)	(598,892)	(313,278)	(943,173)
Net Increase/(Decrease)	(144,156)	$ (428,993)	(208,294)	$ (627,782)
Class T Shares:
Shares sold	22,155,411	$ 66,277,103	24,778,497	$ 74,548,878
Reinvested dividends and distributions	4,751,917	14,196,100	5,757,533	17,287,736
Shares repurchased	(113,186,070)	(337,424,181)	(155,346,665)	(466,630,251)
Net Increase/(Decrease)	(86,278,742)	$(256,950,978)	(124,810,635)	$(374,793,637)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$347,808,010	$ 858,721,402	$ 692,173,335	$ 394,440,770

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

Janus Investment Fund	33

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	37

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

38	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	39

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

40	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	41

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

42	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	49

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

58	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	5/07-Present	Head of U.S. Fundamental Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

60	JUNE 30, 2019

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93030 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Small Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2019, the Small Cap Value Fund’s Class I Shares returned 0.89% and its benchmark, the Russell 2000® Value Index, returned -6.24%.

In a volatile period for small caps, the Fund performed well, outperforming its benchmark, driven by strong stock selection across financials, consumer staples, materials and industrials. Within financials, our insurance holdings such as RenaissanceRe were notable outperformers as pricing was better than expected, which helped lift earnings estimates; the stocks have been viewed as defensive within broader financials while interest rates have fallen. In consumer staples, our holding in Casey’s General Store a convenience store operator posted stronger-than-expected margins and, overall, improved financial performance, leading to solid performance during the period. Stock selection and overweight in industrials, and our holdings in materials, were also additive to relative performance.

Though our holdings in utilities performed well, our underweight position in the sector, which was the top-performing sector in the Fund and the index, was a relative detractor. Our underweight in information technology as well as our holdings in consumer discretionary, led by Delphi Technologies and Cedar Fair, also detracted. Delphi Technologies is an auto supplier of powertrain solutions for gasoline and diesel engines as well as power electronics for hybrids and electric vehicles. The company missed earnings at the end of 2018 due to lower margins as new products are operating well below scale and the company couples with production cuts. We exited the position during the period given more challenging conditions. Cedar Fair operates regional amusement parks and on-site hotels; it is geographically diversified with parks across nine states in the U.S. and one in Canada. We believe Cedar Fair has long-term opportunities to grow topline as it continues to build out undeveloped acres and increases penetration of its seasonal pass. The company reported soft revenue results during the period as some parks were impacted by weather and one ride opening was delayed in California. However, based on what we believe are Cedar Fair’s defensive characteristics, stable fundamentals and increasingly attractive reward to risk, we continue to hold our position.

Positioning within the Fund has not materially changed and we remain overweight the staples, industrials, financials and materials groups. Within financials, we are slightly overweight banks and meaningfully overweight insurance. We have been favorable toward banks for some time and remain positive on the group given the attractive reward-to-risk ratios despite concerns over the yield curve. Our industrials remain a combination of both cyclicals and less cyclical names, which should hedge our exposure regardless of what the economy does. We remain underweight utilities, the best-performing group in the period, as valuations have continued to expand, in part due to the decline in interest rates. Despite recent underperformance in health care, we have yet to find what we think are quality names trading at reasonable valuations.

MARKET ENVIRONMENT

Stocks were volatile during the period as fears of slowing global economic growth, trade tensions, a rising fed funds rate and the potential for a disorderly “Brexit” all weighed on stocks for much of the period. However, and fortunately for the equity markets, stocks ended the period positively as central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

OUTLOOK AND POSITIONING

While the stock market has viewed easy money policies as an elixir in the past, it doesn’t solve the bigger problems that have been market headwinds of late. Among them:

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)

trade policy uncertainty, political dysfunction, geopolitical risks, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets. Certainly, there are positives in the economy that are difficult to ignore including U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending that have all driven equity markets to all-time high levels. It appears, in the short term, the stock market has chosen to focus on the positives and ignore any negatives, but we take a more balanced view of the risks.

In our view, the market is overlooking many of the economic and political risks that we believe have increased, resulting in markets that are more challenging to navigate. For example, on the economic side, we have already seen a deceleration of earnings growth as we lap the benefit of tax cuts. While it takes businesses time to adjust their investment levels, a deceleration of earnings growth could lead to a slowing of investment in the future. In addition, any slowing in the rate of earnings growth could be a negative for stock prices with price-to-earnings multiples that are currently at lofty levels. This market loftiness is also on display by the recent parade of hot IPOs, some with dubious business models that lack in profitability. To some, the prospect of fake hamburgers might sound appetizing, but the multiple may cause indigestion. On the political side, much of the tariff negotiations seem to be occurring on Twitter and leading to unnecessary volatility. It becomes difficult for company management to know how to invest for the future when the rules of the game change overnight. Finally, the presidential campaign is well underway, leading to more rhetoric resulting in possible headline risk for various sectors of the economy.

We remain concerned with the high level of corporate debt and deteriorating business fundamentals. Within the small-cap universe, the net debt to EBITDA (earnings before interest, taxes, depreciation and amortization) level remains elevated. Additionally, when we examine our benchmark, about 30% of the companies are currently losing money, a decade into this current economic expansion! Historically, when economic activity decelerates or turns negative, the companies with the weakest balance sheets and those that are losing money tend to underperform. Our focus on investing in higher-quality companies, with strong balance sheets and diversified earnings streams, should result in strong relative performance should risk and volatility increase. Within small caps, relative valuations have improved, but we do not find the overall equity market to be a bargain.

In conclusion, many of the risk factors we have discussed are not new and the market has gone on to new highs in spite of these. As long as monetary policy remains accommodative and the economy performs, the conditions remain favorable for equity prices. In this scenario, our portfolio should provide good upside participation. However, as always, we are focused on the downside first and our emphasis on high-quality companies was on display in May given the Fund’s relative outperformance in a volatile period. We are not certain which direction the market will go, but have constructed a portfolio we believe will do well in a variety of scenarios.

Thank you for your continued co-investment with us in the Small Cap Value Fund.

2	JUNE 30, 2019

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Euronet Worldwide Inc	0.91%	Delphi Technologies PLC	-1.03%
	RenaissanceRe Holdings Ltd	0.86%	Mammoth Energy Services Inc	-0.92%
	Sun Communities Inc	0.61%	Celestica Inc	-0.65%
	Black Hills Corp	0.59%	Cedar Fair LP	-0.56%
	Argo Group International Holdings Ltd	0.52%	Ryder System Inc	-0.51%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	2.02%	7.70%	2.58%
	Financials	1.69%	30.51%	28.90%
	Industrials	1.31%	16.86%	11.66%
	Real Estate	1.01%	8.13%	11.94%
	Materials	0.99%	8.72%	4.24%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.39%	7.44%	11.01%
	Utilities	-0.24%	3.69%	6.74%
	Consumer Discretionary	-0.18%	7.17%	9.73%
	Communication Services	0.07%	0.01%	2.51%
	Other**	0.43%	4.50%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp/MA
Commercial Services & Supplies	3.9%
Hanover Insurance Group Inc
Insurance	2.9%
Cedar Fair LP
Hotels, Restaurants & Leisure	2.7%
Nomad Foods Ltd
Food Products	2.6%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	2.4%
14.5%

Asset Allocation - (% of Net Assets)
Common Stocks	94.0%
Repurchase Agreements	4.7%
Investment Companies	1.3%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

4	JUNE 30, 2019

Janus Henderson Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.56%	7.15%	11.45%	1.35%
Class A Shares at MOP	-5.21%	5.89%	10.79%
Class C Shares at NAV	-0.07%	6.54%	10.66%	1.91%
Class C Shares at CDSC	-0.99%	6.54%	10.66%
Class D Shares(1)	0.82%	7.48%	11.76%	0.96%
Class I Shares	0.89%	7.53%	11.67%	0.88%
Class L Shares(2)	0.97%	7.62%	11.91%	1.02%
Class N Shares	0.97%	7.65%	11.67%	0.81%
Class R Shares	0.20%	6.84%	11.09%	1.56%
Class S Shares	0.52%	7.12%	11.39%	1.30%
Class T Shares	0.76%	7.39%	11.67%	1.05%
Russell 2000 Value Index	-6.24%	5.39%	12.40%
Morningstar Quartile - Class T Shares	1st	1st	3rd
Morningstar Ranking - based on total returns for Small Value Funds	24/421	20/380	186/332

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2019

Janus Henderson Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,163.40	$6.22	$1,000.00	$1,019.04	$5.81	1.16%
Class C Shares	$1,000.00	$1,160.30	$9.45	$1,000.00	$1,015.97	$8.82	1.76%
Class D Shares	$1,000.00	$1,164.50	$4.62	$1,000.00	$1,020.53	$4.31	0.86%
Class I Shares	$1,000.00	$1,164.70	$4.56	$1,000.00	$1,020.58	$4.26	0.85%
Class L Shares	$1,000.00	$1,165.40	$3.87	$1,000.00	$1,021.22	$3.61	0.72%
Class N Shares	$1,000.00	$1,165.70	$3.76	$1,000.00	$1,021.32	$3.51	0.70%
Class R Shares	$1,000.00	$1,161.00	$7.77	$1,000.00	$1,017.60	$7.25	1.45%
Class S Shares	$1,000.00	$1,162.70	$6.43	$1,000.00	$1,018.84	$6.01	1.20%
Class T Shares	$1,000.00	$1,164.60	$5.05	$1,000.00	$1,020.13	$4.71	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 94.0%
Aerospace & Defense – 2.4%
BWX Technologies Inc	651,787	$33,958,103
National Presto Industries Inc£	451,514	42,121,741
		76,079,844
Auto Components – 0.7%
Dorman Products Inc*	243,859	21,249,873
Banks – 18.8%
Atlantic Union Bankshares Corp	2,011,538	71,067,638
BancFirst Corp	482,623	26,862,796
Bank of Hawaii Corp	752,983	62,429,821
Cadence BanCorp	3,287,305	68,375,944
Carolina Financial Corp£	1,290,498	45,283,575
FB Financial Corp	938,902	34,363,813
Fulton Financial Corp	2,442,873	39,989,831
Hancock Whitney Corp	1,146,927	45,945,896
HomeTrust Bancshares Inc	404,432	10,167,420
Independent Bank Corp/Rockland MA	273,063	20,793,747
Pacific Premier Bancorp Inc	1,448,253	44,722,053
Pinnacle Financial Partners Inc	292,459	16,810,543
Prosperity Bancshares Inc	997,829	65,906,605
United Community Banks Inc/GA	1,786,370	51,018,727
		603,738,409
Capital Markets – 0.9%
Cohen & Steers Inc	580,777	29,875,169
Chemicals – 4.2%
Innospec Inc	409,503	37,363,054
NewMarket Corp	142,789	57,249,822
Westlake Chemical Partners LP£	1,635,460	40,215,961
		134,828,837
Commercial Services & Supplies – 3.9%
UniFirst Corp/MA	668,193	126,001,154
Communications Equipment – 0.7%
Ituran Location and Control Ltd	357,654	10,761,809
Silicom Ltd*,£	377,167	12,329,589
		23,091,398
Containers & Packaging – 2.4%
Graphic Packaging Holding Co	4,346,122	60,758,786
Sonoco Products Co	263,690	17,229,505
		77,988,291
Electrical Equipment – 4.0%
Encore Wire Corp£	459,605	26,923,661
Generac Holdings Inc*	878,630	60,985,708
Thermon Group Holdings Inc*,£	1,633,513	41,899,608
		129,808,977
Electronic Equipment, Instruments & Components – 2.5%
Avnet Inc	970,952	43,954,997
Celestica Inc*	3,723,432	25,431,041
Littelfuse Inc	65,061	11,509,942
		80,895,980
Energy Equipment & Services – 1.9%
Apergy Corp*	1,174,086	39,378,844
Keane Group Inc*	1,430,620	9,613,766
Mammoth Energy Services Inc	1,870,414	12,868,448
		61,861,058
Entertainment – 0.3%
Sciplay Corp*	725,925	9,952,432
Equity Real Estate Investment Trusts (REITs) – 8.7%
Empire State Realty Trust Inc	2,117,584	31,361,419
Equity Commonwealth	2,342,511	76,178,458

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Physicians Realty Trust	2,814,073	$49,077,433
STAG Industrial Inc	2,280,374	68,958,510
Sun Communities Inc	430,002	55,121,956
		280,697,776
Food & Staples Retailing – 1.8%
Casey's General Stores Inc	189,924	29,626,245
Ingles Markets Inc£	864,538	26,913,068
		56,539,313
Food Products – 6.0%
Cal-Maine Foods Inc	873,830	36,456,188
Hostess Brands Inc*	1,099,122	15,871,322
Nomad Foods Ltd*	3,924,354	83,824,201
Sanderson Farms Inc	173,508	23,694,252
Seaboard Corp	7,770	32,142,470
		191,988,433
Hotels, Restaurants & Leisure – 3.1%
Cedar Fair LP	1,838,775	87,691,180
Century Casinos Inc*	1,239,184	12,020,085
		99,711,265
Information Technology Services – 0.8%
Euronet Worldwide Inc*	147,805	24,866,713
Insurance – 8.3%
Argo Group International Holdings Ltd	1,019,320	75,480,646
First American Financial Corp	709,363	38,092,793
Hanover Insurance Group Inc	721,635	92,585,770
RenaissanceRe Holdings Ltd	339,798	60,487,442
		266,646,651
Leisure Products – 1.5%
Acushnet Holdings Corp	1,854,945	48,710,856
Machinery – 2.3%
Lincoln Electric Holdings Inc	570,424	46,957,304
Trinity Industries Inc	1,331,249	27,623,417
		74,580,721
Metals & Mining – 0.9%
Commercial Metals Co	1,698,086	30,310,835
Multi-Utilities – 3.5%
Black Hills Corp	904,078	70,671,777
NorthWestern Corp	567,062	40,913,523
		111,585,300
Oil, Gas & Consumable Fuels – 2.3%
Delek US Holdings Inc	1,237,896	50,159,546
Jagged Peak Energy Inc*	2,902,595	24,004,461
		74,164,007
Pharmaceuticals – 0.9%
Phibro Animal Health Corp	921,151	29,264,967
Professional Services – 0.5%
Korn Ferry	437,476	17,529,663
Road & Rail – 1.4%
Ryder System Inc	792,664	46,212,311
Semiconductor & Semiconductor Equipment – 1.5%
Advanced Energy Industries Inc*	838,375	47,175,361
Software – 0.6%
Nice Ltd (ADR)*	135,415	18,551,855
Textiles, Apparel & Luxury Goods – 2.1%
Carter's Inc	293,004	28,579,610
Movado Group Inc£	1,026,580	27,717,660
Steven Madden Ltd	342,889	11,641,082
		67,938,352

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 3.4%
Merchants Bancorp/IN	881,731	$15,015,879
Washington Federal Inc	1,771,243	61,869,518
WSFS Financial Corp	807,119	33,334,015
		110,219,412
Trading Companies & Distributors – 1.7%
GATX Corp	677,084	53,685,990
Total Common Stocks (cost $2,677,312,685)		3,025,751,203
Investment Companies – 1.3%
Open-End Fund – 1.3%
Boyd Group Income Fund (cost $23,164,050)	338,341	42,756,442
Repurchase Agreements – 4.7%
Undivided interest of 48.1% in a joint repurchase agreement (principal amount $104,600,000 with a maturity value of $104,620,397) with ING Financial Markets LLC, 2.3400%, dated 6/28/19, maturing 7/1/19 to be repurchased at $50,309,809 collateralized by $105,463,100 in U.S. Treasuries 0% - 3.0000%, 10/17/19 - 2/15/45 with a value of $106,712,856	$50,300,000	50,300,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,167) with ING Financial Markets LLC, 2.4200%, dated 6/28/19, maturing 7/1/19 to be repurchased at $50,010,083 collateralized by $101,968,100 in U.S. Treasuries 0% - 2.7500%, 7/31/19 - 3/31/24 with a value of $102,020,663	50,000,000	50,000,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,019,750) with Royal Bank of Canada, 2.3700%, dated 6/28/19, maturing 7/1/19 to be repurchased at $50,009,875 collateralized by $99,073,100 in U.S. Treasuries 2.7500%, 9/15/21 with a value of $102,020,175	50,000,000	50,000,000
Total Repurchase Agreements (cost $150,300,000)		150,300,000
Total Investments (total cost $2,850,776,735) – 100.0%		3,218,807,645
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,491,204)
Net Assets – 100%		$3,217,316,441

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,025,152,708	94.0%
United Kingdom	83,824,201	2.6
Canada	68,187,483	2.1
Israel	41,643,253	1.3

Total	$3,218,807,645	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/19
Common Stocks - 5.7%
Aerospace & Defense - 1.3%
National Presto Industries Inc	$837,816	$2,571,622	$(4,146,436)	$42,121,741
Banks - 1.4%
Access National Corp	336,902	-	(2,404,119)	-
Carolina Financial Corp	358,483	-	(7,875,102)	45,283,575
Total Banks	$695,385	$-	$(10,279,221)	$45,283,575
Chemicals - N/A
Westlake Chemical Partners LPš	2,856,785	(145,617)	370,361	N/A
Communications Equipment - N/A
Silicom Ltd*,š	-	(639,442)	(1,796,346)	N/A
Electrical Equipment - 1.3%
Encore Wire Corpš	70,405	7,795,498	2,188,499	N/A
Thermon Group Holdings Inc*	-	1,782,295	3,208,796	41,899,608
Total Electrical Equipment	$70,405	$9,577,793	$5,397,295	$41,899,608
Food & Staples Retailing - 0.8%
Ingles Markets Inc	455,492	1,408,988	(1,141,257)	26,913,068
Textiles, Apparel & Luxury Goods - 0.9%
Movado Group Inc	537,690	-	(12,238,014)	27,717,660
Total Affiliated Investments - 5.7%	$5,453,573	$12,773,344	$(23,833,618)	$183,935,652

(1) For securities that were affiliated for a portion of the year ended June 30, 2019, this column reflects amounts for the entire year ended June 30, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Common Stocks - 5.7%
Aerospace & Defense - 1.3%
National Presto Industries Inc	257,146	311,878	(117,510)	451,514
Banks - 1.4%
Access National Corp	914,517	166,373	(1,080,890)Ð	-
Carolina Financial Corp	961,722	328,776	-	1,290,498
Chemicals - N/A
Westlake Chemical Partners LPš	1,514,816	248,525	(127,881)	1,635,460
Communications Equipment - N/A
Silicom Ltd*,š	-	505,431	(128,264)	377,167
Electrical Equipment - 1.3%
Encore Wire Corpš	1,104,162	-	(644,557)	459,605
Thermon Group Holdings Inc*	1,785,623	269,275	(421,385)	1,633,513
Food & Staples Retailing - 0.8%
Ingles Markets Inc	825,741	347,835	(309,038)	864,538
Textiles, Apparel & Luxury Goods - 0.9%
Movado Group Inc	402,618	623,962	-	1,026,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2019.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,025,751,203	$-	$-
Investment Companies	42,756,442	-	-
Repurchase Agreements	-	150,300,000	-
Total Assets	$3,068,507,645	$150,300,000	$-

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,884,571,993
Affiliated investments, at value(2)	183,935,652
Repurchase agreements, at value(3)	150,300,000
Cash	41,441
Non-interested Trustees' deferred compensation	81,340
Receivables:
Fund shares sold	64,871,839
Dividends	3,126,837
Investments sold	2,148,896
Dividends from affiliates	113,475
Interest	29,767
Foreign tax reclaims	2,851
Other assets	14,494
Total Assets	3,289,238,585
Liabilities:
Payables:	—
Fund shares repurchased	63,605,804
Investments purchased	5,658,004
Advisory fees	1,835,819
Transfer agent fees and expenses	407,170
Non-interested Trustees' deferred compensation fees	81,340
Professional fees	62,120
12b-1 Distribution and shareholder servicing fees	59,956
Non-interested Trustees' fees and expenses	19,353
Affiliated fund administration fees payable	6,374
Custodian fees	3,492
Accrued expenses and other payables	182,712
Total Liabilities	71,922,144
Net Assets	$3,217,316,441

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,841,528,418
Total distributable earnings (loss)	375,788,023
Total Net Assets	$3,217,316,441
Net Assets - Class A Shares	$61,504,774
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,851,898
Net Asset Value Per Share(4)	$21.57
Maximum Offering Price Per Share(5)	$22.89
Net Assets - Class C Shares	$29,619,310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,472,458
Net Asset Value Per Share(4)	$20.12
Net Assets - Class D Shares	$116,467,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,446,498
Net Asset Value Per Share	$21.38
Net Assets - Class I Shares	$1,531,568,192
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,240,282
Net Asset Value Per Share	$21.50
Net Assets - Class L Shares	$148,303,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,700,066
Net Asset Value Per Share	$22.13
Net Assets - Class N Shares	$585,198,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,266,340
Net Asset Value Per Share	$21.46
Net Assets - Class R Shares	$37,555,041
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,801,698
Net Asset Value Per Share	$20.84
Net Assets - Class S Shares	$55,050,420
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,593,316
Net Asset Value Per Share	$21.23
Net Assets - Class T Shares	$652,048,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,417,709
Net Asset Value Per Share	$21.44

(1) Includes cost of $2,525,516,510.

(2) Includes cost of $174,960,225.

(3) Includes cost of repurchase agreements of $150,300,000.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$60,508,757
Dividends from affiliates	5,453,573
Interest	2,951,127
Other income	17
Foreign tax withheld	(111,253)
Total Investment Income	68,802,221
Expenses:
Advisory fees	18,943,899
12b-1 Distribution and shareholder servicing fees:
Class A Shares	119,746
Class C Shares	258,342
Class R Shares	179,641
Class S Shares	138,521
Transfer agent administrative fees and expenses:
Class D Shares	141,154
Class L Shares	325,491
Class R Shares	89,820
Class S Shares	138,521
Class T Shares	1,697,913
Transfer agent networking and omnibus fees:
Class A Shares	159,874
Class C Shares	25,704
Class I Shares	1,546,708
Other transfer agent fees and expenses:
Class A Shares	4,374
Class C Shares	2,450
Class D Shares	24,095
Class I Shares	63,052
Class L Shares	2,866
Class N Shares	15,060
Class R Shares	908
Class S Shares	1,366
Class T Shares	10,904
Shareholder reports expense	340,075
Registration fees	256,586
Professional fees	98,917
Non-interested Trustees’ fees and expenses	73,429
Affiliated fund administration fees	69,702
Custodian fees	26,320
Other expenses	240,343
Total Expenses	24,995,781
Less: Excess Expense Reimbursement and Waivers	(384,673)
Net Expenses	24,611,108
Net Investment Income/(Loss)	44,191,113

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$8,652,683
Investments in affiliates	12,773,344
Total Net Realized Gain/(Loss) on Investments	21,426,027
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(22,000,367)
Investments in affiliates	(23,833,618)
Total Change in Unrealized Net Appreciation/Depreciation	(45,833,985)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,783,155

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

See footnotes at the end of the Statement.

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$44,191,113	$19,970,374
Net realized gain/(loss) on investments	21,426,027	208,527,588
Change in unrealized net appreciation/depreciation	(45,833,985)	15,450,700
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,783,155	243,948,662
Dividends and Distributions to Shareholders(1)
Class A Shares	(2,987,406)	N/A
Class C Shares	(1,797,068)	N/A
Class D Shares	(8,017,337)	N/A
Class I Shares	(91,273,193)	N/A
Class L Shares	(10,501,317)	N/A
Class N Shares	(36,284,439)	N/A
Class R Shares	(2,426,564)	N/A
Class S Shares	(3,695,845)	N/A
Class T Shares	(44,391,091)	N/A
Total Dividends and Distributions to Shareholders	(201,374,260)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(20,766)
Class D Shares	N/A	(449,629)
Class I Shares	N/A	(4,722,071)
Class L Shares	N/A	(845,434)
Class N Shares	N/A	(2,059,460)
Class T Shares	N/A	(2,126,569)
Total Dividends from Net Investment Income	N/A	(10,223,929)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(3,977,605)
Class C Shares	N/A	(1,980,756)
Class D Shares	N/A	(10,689,863)
Class I Shares	N/A	(96,679,567)
Class L Shares	N/A	(15,154,906)
Class N Shares	N/A	(33,807,193)
Class R Shares	N/A	(3,139,691)
Class S Shares	N/A	(5,550,099)
Class T Shares	N/A	(64,613,557)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(235,593,237)
Net Decrease from Dividends and Distributions to Shareholders	(201,374,260)	(245,817,166)

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Capital Share Transactions:
Class A Shares	$9,555,762	$635,161
Class C Shares	4,657,528	5,711,824
Class D Shares	(3,545,983)	(6,235,906)
Class I Shares	341,908,866	237,104,759
Class L Shares	(14,320,006)	(19,963,376)
Class N Shares	148,020,442	170,064,509
Class R Shares	13,697	4,589,568
Class S Shares	(3,029,927)	(8,686,094)
Class T Shares	(90,250,816)	(19,918,331)
Net Increase/(Decrease) from Capital Share Transactions	393,009,563	363,302,114
Net Increase/(Decrease) in Net Assets	211,418,458	361,433,610
Net Assets:
Beginning of period	3,005,897,983	2,644,464,373
End of period(2)	$3,217,316,441	$3,005,897,983

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $7,453,063 as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.18	$23.19	$19.64	$22.28	$26.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.09	0.07	0.11	0.14
Net realized and unrealized gain/(loss)	(0.39)	1.87	4.26	(0.03)	0.92
Total from Investment Operations	(0.14)	1.96	4.33	0.08	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.05)	(0.06)	(0.02)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.47)	(1.97)	(0.78)	(2.72)	(5.77)
Net Asset Value, End of Period	$21.57	$23.18	$23.19	$19.64	$22.28
Total Return*	0.56%	8.44%	22.16%	1.38%	4.61%
Net Assets, End of Period (in thousands)	$61,505	$54,782	$53,732	$39,424	$49,599
Average Net Assets for the Period (in thousands)	$48,049	$53,655	$46,728	$39,350	$57,774
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.35%	1.36%	1.36%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.26%	1.35%	1.34%	1.03%
Ratio of Net Investment Income/(Loss)	1.15%	0.40%	0.31%	0.57%	0.57%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.87	$22.09	$18.82	$21.49	$26.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	(0.05)	(0.06)	0.03	(0.02)
Net realized and unrealized gain/(loss)	(0.39)	1.79	4.06	(0.04)	0.89
Total from Investment Operations	(0.28)	1.74	4.00	(0.01)	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—(2)	—	—
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Net Asset Value, End of Period	$20.12	$21.87	$22.09	$18.82	$21.49
Total Return*	(0.07)%	7.84%	21.38%	0.97%	3.94%
Net Assets, End of Period (in thousands)	$29,619	$26,828	$21,379	$12,975	$12,844
Average Net Assets for the Period (in thousands)	$26,902	$23,627	$17,299	$11,777	$14,245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.86%	1.94%	1.77%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.86%	1.94%	1.77%	1.69%
Ratio of Net Investment Income/(Loss)	0.56%	(0.24)%	(0.27)%	0.15%	(0.09)%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.99	$23.01	$19.50	$22.19	$27.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.16	0.14	0.17	0.21
Net realized and unrealized gain/(loss)	(0.41)	1.86	4.21	(0.03)	0.92
Total from Investment Operations	(0.09)	2.02	4.35	0.14	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.08)	(0.11)	(0.17)	(0.23)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.52)	(2.04)	(0.84)	(2.83)	(5.98)
Net Asset Value, End of Period	$21.38	$22.99	$23.01	$19.50	$22.19
Total Return*	0.82%	8.79%	22.47%	1.75%	4.93%
Net Assets, End of Period (in thousands)	$116,468	$127,533	$134,026	$81,616	$77,948
Average Net Assets for the Period (in thousands)	$117,978	$130,614	$122,637	$74,406	$77,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.96%	1.04%	1.05%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.96%	1.04%	1.05%	0.71%
Ratio of Net Investment Income/(Loss)	1.48%	0.70%	0.63%	0.86%	0.87%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.12	$23.13	$19.60	$22.27	$27.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.18	0.14	0.18	0.22
Net realized and unrealized gain/(loss)	(0.41)	1.87	4.24	(0.03)	0.92
Total from Investment Operations	(0.08)	2.05	4.38	0.15	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.10)	(0.12)	(0.16)	(0.21)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.54)	(2.06)	(0.85)	(2.82)	(5.96)
Net Asset Value, End of Period	$21.50	$23.12	$23.13	$19.60	$22.27
Total Return*	0.89%	8.85%	22.50%	1.78%	4.98%
Net Assets, End of Period (in thousands)	$1,531,568	$1,264,218	$1,029,136	$350,777	$516,201
Average Net Assets for the Period (in thousands)	$1,337,975	$1,150,680	$791,904	$363,550	$556,326
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.88%	1.03%	0.99%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.88%	1.03%	0.99%	0.67%
Ratio of Net Investment Income/(Loss)	1.52%	0.77%	0.66%	0.89%	0.93%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.73	$23.69	$20.04	$22.73	$27.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.20	0.17	0.20	0.25
Net realized and unrealized gain/(loss)	(0.42)	1.91	4.33	(0.03)	0.94
Total from Investment Operations	(0.06)	2.11	4.50	0.17	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.11)	(0.12)	(0.20)	(0.26)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.54)	(2.07)	(0.85)	(2.86)	(6.01)
Net Asset Value, End of Period	$22.13	$23.73	$23.69	$20.04	$22.73
Total Return*	0.97%	8.91%	22.63%	1.85%	5.10%
Net Assets, End of Period (in thousands)	$148,304	$173,144	$193,771	$195,526	$200,531
Average Net Assets for the Period (in thousands)	$155,137	$187,635	$198,852	$186,026	$195,145
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	1.02%	1.10%	1.10%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.84%	0.91%	0.92%	0.59%
Ratio of Net Investment Income/(Loss)	1.62%	0.84%	0.77%	0.99%	1.01%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

Class N Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.08	$23.09	$19.55	$22.25	$27.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.19	0.17	0.20	0.25
Net realized and unrealized gain/(loss)	(0.42)	1.88	4.23	(0.03)	0.93
Total from Investment Operations	(0.07)	2.07	4.40	0.17	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.12)	(0.13)	(0.21)	(0.27)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.55)	(2.08)	(0.86)	(2.87)	(6.02)
Net Asset Value, End of Period	$21.46	$23.08	$23.09	$19.55	$22.25
Total Return*	0.97%	8.97%	22.67%	1.88%	5.15%
Net Assets, End of Period (in thousands)	$585,199	$470,614	$300,685	$175,258	$202,182
Average Net Assets for the Period (in thousands)	$515,945	$402,129	$253,523	$185,180	$200,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.81%	0.88%	0.89%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.81%	0.88%	0.89%	0.56%
Ratio of Net Investment Income/(Loss)	1.65%	0.83%	0.78%	1.02%	1.03%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.53	$22.64	$19.23	$21.88	$26.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.02	0.01	0.05	0.07
Net realized and unrealized gain/(loss)	(0.40)	1.83	4.15	(0.03)	0.90
Total from Investment Operations	(0.22)	1.85	4.16	0.02	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	(0.01)	—
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.47)	(1.96)	(0.75)	(2.67)	(5.75)
Net Asset Value, End of Period	$20.84	$22.53	$22.64	$19.23	$21.88
Total Return*	0.20%	8.15%	21.78%	1.12%	4.32%
Net Assets, End of Period (in thousands)	$37,555	$39,887	$35,452	$17,504	$18,692
Average Net Assets for the Period (in thousands)	$36,037	$38,061	$26,130	$16,585	$19,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.56%	1.64%	1.64%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.56%	1.64%	1.64%	1.31%
Ratio of Net Investment Income/(Loss)	0.87%	0.09%	0.03%	0.27%	0.28%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.85	$22.89	$19.41	$22.07	$26.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.09	0.06	0.10	0.13
Net realized and unrealized gain/(loss)	(0.39)	1.83	4.20	(0.03)	0.91
Total from Investment Operations	(0.15)	1.92	4.26	0.07	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	(0.07)	(0.10)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.47)	(1.96)	(0.78)	(2.73)	(5.85)
Net Asset Value, End of Period	$21.23	$22.85	$22.89	$19.41	$22.07
Total Return*	0.52%	8.37%	22.08%	1.38%	4.60%
Net Assets, End of Period (in thousands)	$55,050	$61,772	$70,490	$56,720	$59,685
Average Net Assets for the Period (in thousands)	$55,579	$66,582	$68,319	$51,668	$65,570
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.30%	1.38%	1.39%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.30%	1.38%	1.38%	1.06%
Ratio of Net Investment Income/(Loss)	1.14%	0.37%	0.29%	0.52%	0.53%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.03	$23.05	$19.53	$22.21	$27.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.14	0.12	0.15	0.19
Net realized and unrealized gain/(loss)	(0.40)	1.86	4.22	(0.03)	0.92
Total from Investment Operations	(0.10)	2.00	4.34	0.12	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.09)	(0.14)	(0.19)
Distributions (from capital gains)	(1.47)	(1.96)	(0.73)	(2.66)	(5.75)
Total Dividends and Distributions	(1.49)	(2.02)	(0.82)	(2.80)	(5.94)
Net Asset Value, End of Period	$21.44	$23.03	$23.05	$19.53	$22.21
Total Return*	0.76%	8.69%	22.39%	1.63%	4.85%
Net Assets, End of Period (in thousands)	$652,049	$787,120	$805,793	$565,214	$562,317
Average Net Assets for the Period (in thousands)	$681,320	$805,838	$721,659	$510,577	$617,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.05%	1.13%	1.14%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.05%	1.13%	1.13%	0.81%
Ratio of Net Investment Income/(Loss)	1.38%	0.60%	0.55%	0.78%	0.79%
Portfolio Turnover Rate	39%	51%	83%	84%	86%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

26	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

28	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$100,300,000	$—	$(100,300,000)	$—
Royal Bank of Canada	50,000,000	—	(50,000,000)	—

Total	$150,300,000	$—	$(150,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

30	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

32	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $19,653.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $3,736.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $2,973,904 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 34,332,520	$ -	$ -	$ -	$(44,479,604)	$ (73,613)	$386,008,720

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,832,798,925	$489,125,945	$(103,117,225)	$ 386,008,720

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,515,910	$ 193,858,350	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 56,640,532	$ 189,176,634	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (9,877,086)	$ 9,877,086

34	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,568,011	$ 33,410,136	1,194,926	$ 27,706,943
Reinvested dividends and distributions	110,627	2,021,148	119,486	2,769,683
Shares repurchased	(1,190,333)	(25,875,522)	(1,268,282)	(29,841,465)
Net Increase/(Decrease)	488,305	$ 9,555,762	46,130	$ 635,161
Class C Shares:
Shares sold	523,587	$ 10,389,969	417,034	$ 9,142,859
Reinvested dividends and distributions	99,619	1,702,497	83,915	1,840,264
Shares repurchased	(377,676)	(7,434,938)	(241,616)	(5,271,299)
Net Increase/(Decrease)	245,530	$ 4,657,528	259,333	$ 5,711,824
Class D Shares:
Shares sold	496,719	$ 10,612,769	817,854	$ 18,946,384
Reinvested dividends and distributions	434,202	7,854,708	475,599	10,914,991
Shares repurchased	(1,032,005)	(22,013,460)	(1,570,284)	(36,097,281)
Net Increase/(Decrease)	(101,084)	$ (3,545,983)	(276,831)	$ (6,235,906)
Class I Shares:
Shares sold	30,640,890	$649,672,429	24,897,079	$575,932,013
Reinvested dividends and distributions	4,592,871	83,498,397	4,008,709	92,480,928
Shares repurchased	(18,676,639)	(391,261,960)	(18,722,961)	(431,308,182)
Net Increase/(Decrease)	16,557,122	$341,908,866	10,182,827	$237,104,759
Class L Shares:
Shares sold	187,111	$ 4,041,536	646,562	$ 15,458,062
Reinvested dividends and distributions	531,470	9,943,810	639,837	15,151,335
Shares repurchased	(1,314,558)	(28,305,352)	(2,169,041)	(50,572,773)
Net Increase/(Decrease)	(595,977)	$ (14,320,006)	(882,642)	$ (19,963,376)
Class N Shares:
Shares sold	10,068,049	$220,259,039	9,731,667	$224,707,573
Reinvested dividends and distributions	1,910,382	34,654,327	1,558,038	35,866,037
Shares repurchased	(5,106,167)	(106,892,924)	(3,917,823)	(90,509,101)
Net Increase/(Decrease)	6,872,264	$148,020,442	7,371,882	$170,064,509
Class R Shares:
Shares sold	377,892	$ 7,882,617	382,151	$ 8,604,765
Reinvested dividends and distributions	128,608	2,275,075	129,022	2,910,736
Shares repurchased	(475,500)	(10,143,995)	(306,530)	(6,925,933)
Net Increase/(Decrease)	31,000	$ 13,697	204,643	$ 4,589,568
Class S Shares:
Shares sold	444,519	$ 9,402,166	545,247	$ 12,481,616
Reinvested dividends and distributions	205,420	3,695,508	242,768	5,549,682
Shares repurchased	(759,601)	(16,127,601)	(1,165,120)	(26,717,392)
Net Increase/(Decrease)	(109,662)	$ (3,029,927)	(377,105)	$ (8,686,094)
Class T Shares:
Shares sold	6,220,373	$132,818,328	9,760,401	$224,753,112
Reinvested dividends and distributions	2,410,785	43,731,644	2,868,563	65,976,950
Shares repurchased	(12,394,026)	(266,800,788)	(13,405,578)	(310,648,393)
Net Increase/(Decrease)	(3,762,868)	$ (90,250,816)	(776,614)	$ (19,918,331)

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,342,368,527	$1,101,452,881	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

38	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

40	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

42	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

44	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

48	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

50	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	51

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$193,858,350
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	55

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

56	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	57

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

58	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

60	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

62	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC
(2005-2017).

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	JUNE 30, 2019

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93034 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This long-only, large-cap core equity fund seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 40% less volatility than the Russell 1000® Index.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2019, Janus Henderson U.S. Managed Volatility Fund returned 5.81% for its Class I Shares. This compares to the 10.02% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility, lower absolute volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

After a large sell-off in the fourth quarter of 2018, U.S. equity markets made strong double-digit gains over the past 12 months and reached all-time highs in the first half of 2019. These gains come despite heightened volatility and a sell-off of over 6% in the month of May.

The Fund benefited from its overall defensive positioning amid the heightened volatility experienced over the past 12 months. In particular, an average overweight to lower beta stocks and the defensive utilities sector contributed to overall relative performance.

However, the Fund was negatively impacted by its smaller size positioning during the period as capital concentration in U.S. equity markets increased over the past year. In particular, an average underweight to some strongly performing mega capitalization, technology-oriented stocks detracted from overall relative performance. Additionally, from a sector perspective, an overall negative selection effect also detracted from the Fund’s relative performance, especially within the consumer staples, energy and health care sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund can achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
American Water Works Co Inc
Water Utilities	1.9%
CME Group Inc
Capital Markets	1.8%
Republic Services Inc
Commercial Services & Supplies	1.6%
NextEra Energy Inc
Electric Utilities	1.6%
Boeing Co
Aerospace & Defense	1.6%
8.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	2.0%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

2	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the October 29, 2018 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.54%	8.74%	13.85%	7.70%	0.94%
Class A Shares at MOP	-0.52%	7.46%	13.19%	7.23%
Class C Shares at NAV	4.94%	8.02%	13.08%	6.94%	1.63%
Class C Shares at CDSC	3.97%	8.02%	13.08%	6.94%
Class D Shares(1)	5.79%	8.92%	14.03%	7.82%	0.69%
Class I Shares	5.81%	9.04%	14.17%	7.98%	0.68%
Class N Shares	6.01%	9.04%	14.17%	7.98%	0.54%
Class S Shares	5.45%	8.63%	13.75%	7.55%	1.04%
Class T Shares	5.67%	8.86%	13.95%	7.68%	0.79%
Russell 1000 Index	10.02%	10.45%	14.77%	8.88%
Morningstar Quartile - Class I Shares	3rd	3rd	2nd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	1,014/1,429	597/1,216	262/1,054	503/967

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 31, 2018, Adrian Banner, Vassilios Papathanakos and Joseph Runnels are Co-Portfolios Managers of the Fund.

*The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

4	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,162.60	$5.09	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$1,159.70	$8.60	$1,000.00	$1,016.76	$8.03	1.61%
Class D Shares	$1,000.00	$1,165.10	$3.87	$1,000.00	$1,021.22	$3.61	0.72%
Class I Shares	$1,000.00	$1,163.90	$3.81	$1,000.00	$1,021.27	$3.56	0.71%
Class N Shares	$1,000.00	$1,165.60	$3.01	$1,000.00	$1,022.02	$2.81	0.56%
Class S Shares	$1,000.00	$1,162.90	$5.62	$1,000.00	$1,019.55	$5.24	1.05%
Class T Shares	$1,000.00	$1,164.10	$4.24	$1,000.00	$1,020.88	$3.96	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 2.2%
Boeing Co	60,500	$22,022,605
HEICO Corpž	33,236	3,435,605
HEICO Corp	13,352	1,786,631
Lockheed Martin Corp	2,568	933,571
Raytheon Co	2,699	469,302
TransDigm Group Inc*	4,751	2,298,534
		30,946,248
Air Freight & Logistics – 0.2%
CH Robinson Worldwide Inc	24,787	2,090,783
Airlines – 0%
United Continental Holdings Inc*	2,673	234,021
Automobiles – 0%
General Motors Co	2,155	83,032
Banks – 0.5%
Popular Inc	133,271	7,228,619
Prosperity Bancshares Inc	593	39,168
		7,267,787
Beverages – 0.5%
Brown-Forman Corp	58,587	3,247,477
Coca-Cola Co	19,114	973,285
Keurig Dr Pepper Inc#	71,540	2,067,506
		6,288,268
Biotechnology – 1.1%
Exact Sciences Corp*	3,773	445,365
Exelixis Inc*	154,504	3,301,750
Incyte Corp*	12,138	1,031,244
Ionis Pharmaceuticals Inc*	144,261	9,271,654
Regeneron Pharmaceuticals Inc*	2,700	845,100
United Therapeutics Corp*	3,310	258,379
		15,153,492
Building Products – 0.7%
Allegion PLC	4,298	475,144
Armstrong World Industries Inc	64,713	6,290,104
Lennox International Inc	9,194	2,528,350
Masco Corp	7,344	288,179
		9,581,777
Capital Markets – 3.6%
Cboe Global Markets Inc	122,200	12,663,586
CME Group Inc	129,748	25,185,384
FactSet Research Systems Inc	3,572	1,023,592
Franklin Resources Inc	11,817	411,232
Intercontinental Exchange Inc	770	66,174
LPL Financial Holdings Inc	5,789	472,209
MarketAxess Holdings Inc	18,923	6,082,231
Moody's Corp	2,658	519,134
MSCI Inc	12,537	2,993,710
S&P Global Inc	2,192	499,316
		49,916,568
Chemicals – 0.9%
Air Products & Chemicals Inc	31,485	7,127,259
Ecolab Inc	7,108	1,403,404
International Flavors & Fragrances Inc	1,412	204,867
NewMarket Corp	4,547	1,823,074
Sherwin-Williams Co	1,155	529,325
Valvoline Inc	1,954	38,162
WR Grace & Co	17,321	1,318,301
		12,444,392
Commercial Services & Supplies – 2.4%
Cintas Corp	1,510	358,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Copart Inc*	45,506	$3,401,118
Republic Services Inc	266,582	23,096,664
Rollins Inc	78,450	2,814,002
Waste Management Inc	32,170	3,711,453
		33,381,545
Communications Equipment – 0.4%
Arista Networks Inc*	2,024	525,471
Cisco Systems Inc	6,281	343,759
CommScope Holding Co Inc*	15,920	250,422
F5 Networks Inc*	20,417	2,973,328
Motorola Solutions Inc	11,373	1,896,220
		5,989,200
Construction & Engineering – 0%
Quanta Services Inc	11,170	426,582
Construction Materials – 0%
Martin Marietta Materials Inc	1,793	412,587
Consumer Finance – 0.2%
Ally Financial Inc	15,685	486,078
Credit Acceptance Corp*	1,738	840,897
Synchrony Financial	31,821	1,103,234
		2,430,209
Containers & Packaging – 1.6%
Avery Dennison Corp	8,272	956,905
Ball Corp	250,871	17,558,461
Berry Global Group Inc*	29,540	1,553,509
Crown Holdings Inc*	14,094	861,143
Sealed Air Corp	25,698	1,099,360
Sonoco Products Co	16,146	1,054,980
		23,084,358
Distributors – 0.2%
Genuine Parts Co	7,800	807,924
Pool Corp	12,300	2,349,300
		3,157,224
Diversified Consumer Services – 0.9%
Bright Horizons Family Solutions Inc*	65,678	9,908,840
frontdoor Inc*	13,035	567,674
ServiceMaster Global Holdings Inc*	34,113	1,776,946
		12,253,460
Diversified Financial Services – 0%
Voya Financial Inc	5,455	301,662
Diversified Telecommunication Services – 0.5%
Verizon Communications Inc	113,788	6,500,708
Electric Utilities – 9.6%
Alliant Energy Corp	33,000	1,619,640
American Electric Power Co Inc	86,494	7,612,337
Avangrid Inc	10,548	532,674
Duke Energy Corp	63,636	5,615,241
Edison International	22,559	1,520,702
Entergy Corp	99,763	10,268,606
Evergy Inc	324,687	19,529,923
Eversource Energy	59,030	4,472,113
Exelon Corp	179,610	8,610,503
FirstEnergy Corp	151,744	6,496,161
Hawaiian Electric Industries Inc	121,346	5,284,618
NextEra Energy Inc	111,700	22,882,862
OGE Energy Corp	229,779	9,779,394
Pinnacle West Capital Corp	67,288	6,331,128
PPL Corp	77,482	2,402,717
Southern Co	169,386	9,363,658

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Xcel Energy Inc	217,600	$12,945,024
		135,267,301
Electrical Equipment – 0%
AMETEK Inc	3,832	348,099
Hubbell Inc	2,340	305,136
		653,235
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp	3,356	321,975
IPG Photonics Corp*	2,657	409,842
Keysight Technologies Inc*	44,566	4,002,472
		4,734,289
Entertainment – 1.3%
Cinemark Holdings Inc	79,066	2,854,283
Live Nation Entertainment Inc*	49,364	3,270,365
Walt Disney Co	45,563	6,362,417
Zynga Inc*	1,017,632	6,238,084
		18,725,149
Equity Real Estate Investment Trusts (REITs) – 16.3%
Alexandria Real Estate Equities Inc	10,564	1,490,475
American Campus Communities Inc	24,984	1,153,261
American Homes 4 Rent	49,000	1,191,190
American Tower Corp	58,325	11,924,546
Apartment Investment & Management Co	111,086	5,567,630
AvalonBay Communities Inc	15,525	3,154,369
Camden Property Trust	21,100	2,202,629
CoreSite Realty Corp	3,527	406,205
Crown Castle International Corp	31,896	4,157,644
CubeSmart	246,000	8,226,240
Digital Realty Trust Inc	31,910	3,758,679
Douglas Emmett Inc	24,069	958,909
Duke Realty Corp	34,800	1,100,028
EPR Properties	29,300	2,185,487
Equinix Inc	730	368,132
Equity Commonwealth	130,514	4,244,315
Equity LifeStyle Properties Inc	114,028	13,836,158
Equity Residential	59,049	4,483,000
Essex Property Trust Inc	16,283	4,753,496
Extra Space Storage Inc	51,600	5,474,760
Federal Realty Investment Trust	2,764	355,893
Gaming and Leisure Properties Inc	74,391	2,899,761
HCP Inc	263,455	8,425,291
Healthcare Trust of America Inc	14,700	403,221
Hudson Pacific Properties Inc	11,149	370,927
Invitation Homes Inc	43,754	1,169,544
JBG SMITH Properties	106,952	4,207,492
Kimco Realty Corp	65,900	1,217,832
Lamar Advertising Co	36,900	2,978,199
Liberty Property Trust	48,466	2,425,239
Life Storage Inc	39,116	3,719,149
Medical Properties Trust Inc	508,408	8,866,636
Mid-America Apartment Communities Inc	27,900	3,285,504
National Retail Properties Inc	200,019	10,603,007
Omega Healthcare Investors Inc	279,583	10,274,675
Outfront Media Inc	32,893	848,310
Park Hotels & Resorts Inc	3,733	102,881
Prologis Inc	3,650	292,365
Public Storage	10,825	2,578,190
Realty Income Corp	151,791	10,469,025
Regency Centers Corp	20,100	1,341,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
SBA Communications Corp*	28,022	$6,300,466
Simon Property Group Inc	36,988	5,909,203
STORE Capital Corp	330,017	10,953,264
Sun Communities Inc	140,523	18,013,643
UDR Inc	71,961	3,230,329
Ventas Inc	57,328	3,918,369
VEREIT Inc	289,600	2,609,296
VICI Properties Inc#	248,213	5,470,615
Weingarten Realty Investors	4,852	133,042
Welltower Inc	122,097	9,954,568
WP Carey Inc	61,153	4,964,401
		228,928,964
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	12,972	2,023,502
Costco Wholesale Corp	11,561	3,055,110
Kroger Co	69,893	1,517,377
Sprouts Farmers Market Inc*	2,269	42,861
US Foods Holding Corp*	13,105	468,635
Walmart Inc	60,929	6,732,045
		13,839,530
Food Products – 4.0%
Archer-Daniels-Midland Co	7,485	305,388
General Mills Inc	39,041	2,050,433
Hershey Co	55,124	7,388,270
Hormel Foods Corp#	233,705	9,474,401
JM Smucker Co	5,973	688,030
Lamb Weston Holdings Inc	286,100	18,127,296
McCormick & Co Inc/MD	69,847	10,826,983
Mondelez International Inc	30,465	1,642,064
Post Holdings Inc*	10,100	1,050,097
TreeHouse Foods Inc*	26,596	1,438,844
Tyson Foods Inc	43,805	3,536,816
		56,528,622
Gas Utilities – 1.2%
Atmos Energy Corp	66,173	6,985,222
National Fuel Gas Co	43,338	2,286,080
UGI Corp	142,737	7,623,583
		16,894,885
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	24,544	2,064,150
Align Technology Inc*	1,702	465,837
Baxter International Inc	29,300	2,399,670
Cooper Cos Inc	16,041	5,404,052
Danaher Corp	7,687	1,098,626
DENTSPLY SIRONA Inc	50,291	2,934,983
DexCom Inc*	16,790	2,515,814
Edwards Lifesciences Corp*	2,502	462,219
Hologic Inc*	40,560	1,947,691
Intuitive Surgical Inc*	3,244	1,701,640
Masimo Corp*	14,406	2,143,901
Medtronic PLC	3,278	319,244
STERIS PLC	2,815	419,097
		23,876,924
Health Care Providers & Services – 0.7%
Anthem Inc	16,054	4,530,599
HCA Healthcare Inc	37,446	5,061,576
Universal Health Services Inc	2,222	289,727
		9,881,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Health Care Technology – 0.1%
Veeva Systems Inc*	9,676	$1,568,576
Hotels, Restaurants & Leisure – 2.9%
Chipotle Mexican Grill Inc*	5,902	4,325,458
Domino's Pizza Inc	28,400	7,903,152
Hilton Worldwide Holdings Inc	12,828	1,253,809
McDonald's Corp	18,593	3,861,022
Starbucks Corp	152,064	12,747,525
Wendy's Co	29,749	582,485
Yum China Holdings Inc	100,126	4,625,821
Yum! Brands Inc	49,243	5,449,723
		40,748,995
Household Durables – 0.8%
DR Horton Inc	8,658	373,420
Garmin Ltd	56,000	4,468,800
NVR Inc*	1,318	4,441,989
PulteGroup Inc	39,051	1,234,793
Toll Brothers Inc	31,196	1,142,398
		11,661,400
Household Products – 1.4%
Church & Dwight Co Inc	143,755	10,502,740
Clorox Co	9,905	1,516,555
Kimberly-Clark Corp	5,894	785,552
Procter & Gamble Co	58,066	6,366,937
		19,171,784
Independent Power and Renewable Electricity Producers – 1.5%
AES Corp/VA	620,721	10,403,284
NRG Energy Inc	231,492	8,129,999
Vistra Energy Corp	139,400	3,156,016
		21,689,299
Industrial Conglomerates – 0.2%
Carlisle Cos Inc	8,372	1,175,513
Honeywell International Inc	5,240	914,852
Roper Technologies Inc	2,427	888,913
		2,979,278
Information Technology Services – 1.8%
Automatic Data Processing Inc	1,140	188,476
Black Knight Inc*	11,095	667,364
Booz Allen Hamilton Holding Corp	3,958	262,059
Broadridge Financial Solutions Inc	3,146	401,681
EPAM Systems Inc*	17,160	2,970,396
Euronet Worldwide Inc*	8,935	1,503,224
Fiserv Inc*	4,155	378,770
FleetCor Technologies Inc*	6,742	1,893,491
Genpact Ltd	26,494	1,009,156
Global Payments Inc	10,876	1,741,574
GoDaddy Inc*	7,112	498,907
Mastercard Inc	12,110	3,203,458
Okta Inc*	13,023	1,608,471
Paychex Inc	16,436	1,352,518
PayPal Holdings Inc*	6,938	794,123
Total System Services Inc	5,852	750,636
VeriSign Inc*	20,866	4,364,333
WEX Inc*	4,856	1,010,534
Worldpay Inc*	3,691	452,332
		25,051,503
Insurance – 3.9%
Aflac Inc	1,403	76,898
American International Group Inc	5,676	302,417
Aon PLC	9,181	1,771,749

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Arch Capital Group Ltd*	106,190	$3,937,525
Arthur J Gallagher & Co	44,315	3,881,551
Assured Guaranty Ltd	59,033	2,484,109
Brown & Brown Inc	76,900	2,576,150
Cincinnati Financial Corp	29,981	3,108,130
Erie Indemnity Co	29,389	7,473,035
Everest Re Group Ltd	2,588	639,702
First American Financial Corp	11,918	639,997
Hanover Insurance Group Inc	22,443	2,879,437
Hartford Financial Services Group Inc	24,184	1,347,532
Progressive Corp	216,700	17,320,831
RenaissanceRe Holdings Ltd	11,087	1,973,597
Travelers Cos Inc	2,550	381,276
White Mountains Insurance Group Ltd	565	577,125
Willis Towers Watson PLC	5,553	1,063,622
WR Berkley Corp	39,752	2,620,849
		55,055,532
Interactive Media & Services – 0.5%
IAC/InterActiveCorp*	20,500	4,459,365
Match Group Inc	36,089	2,427,707
		6,887,072
Internet & Direct Marketing Retail – 0.1%
eBay Inc	16,113	636,464
Wayfair Inc*	3,317	484,282
		1,120,746
Life Sciences Tools & Services – 0.4%
Bio-Techne Corp	12,712	2,650,325
Mettler-Toledo International Inc*	1,412	1,186,080
Thermo Fisher Scientific Inc	2,860	839,925
Waters Corp*	1,413	304,134
		4,980,464
Machinery – 0.7%
AGCO Corp	21,553	1,671,866
Allison Transmission Holdings Inc	56,200	2,604,870
Cummins Inc	2,502	428,693
Deere & Co	3,155	522,815
Gardner Denver Holdings Inc*	18,096	626,122
Graco Inc	19,343	970,632
Ingersoll-Rand PLC	3,300	418,011
Middleby Corp*	3,501	475,086
PACCAR Inc	4,237	303,623
Stanley Black & Decker Inc	3,920	566,871
Toro Co	7,122	476,462
WABCO Holdings Inc*	4,406	584,236
Xylem Inc/NY	3,848	321,847
		9,971,134
Media – 1.7%
Cable One Inc	7,733	9,055,266
Comcast Corp	103,361	4,370,103
Fox Corp - Class A	11,400	417,696
Fox Corp - Class B	16,500	602,745
Omnicom Group Inc	54,498	4,466,111
Tribune Media Co	109,111	5,043,110
		23,955,031
Metals & Mining – 0.2%
Reliance Steel & Aluminum Co	3,322	314,328
Royal Gold Inc	16,722	1,713,838
Southern Copper Corp	11,366	441,569
		2,469,735

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.6%
AGNC Investment Corp	381,600	$6,418,512
Annaly Capital Management Inc	919,100	8,391,383
Chimera Investment Corp#	239,121	4,512,213
MFA Financial Inc	136,900	982,942
Starwood Property Trust Inc	63,700	1,447,264
		21,752,314
Multiline Retail – 1.6%
Dollar General Corp	86,072	11,633,492
Dollar Tree Inc*	85,216	9,151,346
Kohl's Corp	19,717	937,543
Target Corp	9,342	809,111
		22,531,492
Multi-Utilities – 5.2%
Ameren Corp	212,911	15,991,745
CenterPoint Energy Inc	156,921	4,492,648
CMS Energy Corp	137,007	7,934,075
Consolidated Edison Inc	136,200	11,942,016
Dominion Energy Inc	69,759	5,393,766
DTE Energy Co	76,800	9,821,184
NiSource Inc	219,276	6,315,149
Public Service Enterprise Group Inc	88,000	5,176,160
Sempra Energy	11,207	1,540,290
WEC Energy Group Inc	52,464	4,373,924
		72,980,957
Oil, Gas & Consumable Fuels – 0.7%
Cheniere Energy Inc*	32,989	2,258,097
ConocoPhillips	60,081	3,664,941
HollyFrontier Corp	20,804	962,809
Kinder Morgan Inc/DE	145,066	3,028,978
ONEOK Inc	7,644	525,984
		10,440,809
Personal Products – 0.7%
Estee Lauder Cos Inc	11,797	2,160,149
Herbalife Nutrition Ltd*	178,300	7,624,108
		9,784,257
Pharmaceuticals – 1.3%
Eli Lilly & Co	59,877	6,633,773
Johnson & Johnson	4,981	693,754
Merck & Co Inc	108,076	9,062,173
Pfizer Inc	28,306	1,226,216
		17,615,916
Professional Services – 0.3%
Equifax Inc	6,944	939,107
Verisk Analytics Inc	23,600	3,456,456
		4,395,563
Real Estate Management & Development – 0%
CBRE Group Inc*	6,216	318,881
Road & Rail – 0.2%
Kansas City Southern	8,843	1,077,254
Norfolk Southern Corp	5,214	1,039,307
		2,116,561
Semiconductor & Semiconductor Equipment – 1.8%
Analog Devices Inc	10,324	1,165,270
Broadcom Inc	11,784	3,392,142
First Solar Inc*	51,303	3,369,581
Intel Corp	6,789	324,989
KLA-Tencor Corp	13,398	1,583,644
Marvell Technology Group Ltd	135,025	3,223,047

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Universal Display Corp	36,663	$6,894,844
Versum Materials Inc	24,458	1,261,544
Xilinx Inc	38,249	4,510,322
		25,725,383
Software – 5.8%
Atlassian Corp PLC*	70,705	9,251,042
Cadence Design Systems Inc*	127,774	9,047,677
Dell Technologies Inc*	101,828	5,172,862
DocuSign Inc*	17,249	857,448
Fair Isaac Corp*	17,476	5,487,814
Fortinet Inc*	147,100	11,301,693
Intuit Inc	466	121,780
Oracle Corp	7,271	414,229
Palo Alto Networks Inc*	11,158	2,273,554
Paycom Software Inc*	15,415	3,494,889
Proofpoint Inc*	7,658	920,875
Red Hat Inc*	1,869	350,923
RingCentral Inc*	10,057	1,155,750
salesforce.com Inc*	252	38,236
ServiceNow Inc*	18,763	5,151,757
SS&C Technologies Holdings Inc	49,596	2,857,226
Synopsys Inc*	29,123	3,747,839
Teradata Corp*	111,689	4,004,051
VMware Inc	62,928	10,522,191
Workday Inc*	8,368	1,720,293
Zendesk Inc*	33,640	2,994,969
		80,887,098
Specialty Retail – 5.9%
Advance Auto Parts Inc	16,342	2,518,956
AutoZone Inc*	18,879	20,756,894
Burlington Stores Inc*	89,350	15,202,902
Foot Locker Inc	21,061	882,877
Lowe's Cos Inc	5,304	535,227
O'Reilly Automotive Inc*	29,038	10,724,314
Ross Stores Inc	81,694	8,097,509
TJX Cos Inc	152,420	8,059,970
Tractor Supply Co	39,444	4,291,507
Ulta Beauty Inc*	33,817	11,730,779
		82,800,935
Technology Hardware, Storage & Peripherals – 0.1%
Xerox Corp	48,983	1,734,488
Textiles, Apparel & Luxury Goods – 2.6%
Columbia Sportswear Co	1,055	105,669
Kontoor Brands Inc*	24,314	681,278
Lululemon Athletica Inc*	115,300	20,778,213
VF Corp	170,200	14,866,970
		36,432,130
Thrifts & Mortgage Finance – 0.2%
New York Community Bancorp Inc	255,357	2,548,463
Tobacco – 0.7%
Altria Group Inc	201,921	9,560,959
Trading Companies & Distributors – 0.2%
Fastenal Co	36,248	1,181,322
WW Grainger Inc	4,184	1,122,274
		2,303,596
Water Utilities – 1.9%
American Water Works Co Inc	227,500	26,386,012
Wireless Telecommunication Services – 0.1%
Sprint Corp*	9,933	65,260

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Telephone & Data Systems Inc	32,909	$1,000,434
T-Mobile US Inc*	7,947	589,191
		1,654,885
Total Common Stocks (cost $1,198,396,522)		1,390,555,952
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	16,211,650	16,211,650
Money Markets – 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	12,264,923	12,264,923
Total Investment Companies (cost $28,476,630)		28,476,573
Total Investments (total cost $1,226,873,152) – 101.1%		1,419,032,525
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(15,018,840)
Net Assets – 100%		$1,404,013,685

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,403,704,937	98.9%
Australia	9,251,042	0.7
China	4,625,821	0.3
India	1,009,156	0.1
Peru	441,569	0.0

Total	$1,419,032,525	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$56,681∆	$-	$-	$16,211,650
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	302,080	337	(57)	12,264,923
Total Affiliated Investments - 2.0%	$358,761	$337	$(57)	$28,476,573

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2019

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	10,826,575	138,561,355	(133,176,280)	16,211,650
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	-	252,449,131	(240,184,208)	12,264,923

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,390,555,952	$-	$-
Investment Companies	-	28,476,573	-
Total Assets	$1,390,555,952	$28,476,573	$-

16	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,390,555,952
Affiliated investments, at value(3)	28,476,573
Cash	9,194
Non-interested Trustees' deferred compensation	35,527
Receivables:
Dividends	2,301,074
Fund shares sold	841,718
Investments sold	790,472
Dividends from affiliates	23,420
Foreign tax reclaims	7,234
Other assets	9,309
Total Assets	1,423,050,473
Liabilities:
Collateral for securities loaned (Note 2)	16,211,650
Payables:	—
Fund shares repurchased	1,707,467
Advisory fees	571,978
Transfer agent fees and expenses	253,516
Professional fees	48,664
12b-1 Distribution and shareholder servicing fees	35,953
Non-interested Trustees' deferred compensation fees	35,527
Non-interested Trustees' fees and expenses	9,192
Custodian fees	2,911
Affiliated fund administration fees payable	2,860
Accrued expenses and other payables	157,070
Total Liabilities	19,036,788
Net Assets	$1,404,013,685

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,223,807,115
Total distributable earnings (loss)	180,206,570
Total Net Assets	$1,404,013,685
Net Assets - Class A Shares	$28,717,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,525,423
Net Asset Value Per Share(4)	$11.37
Maximum Offering Price Per Share(5)	$12.06
Net Assets - Class C Shares	$29,433,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,667,049
Net Asset Value Per Share(4)	$11.04
Net Assets - Class D Shares	$337,476,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,089,731
Net Asset Value Per Share	$11.22
Net Assets - Class I Shares	$685,211,077
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,316,409
Net Asset Value Per Share	$11.36
Net Assets - Class N Shares	$48,623,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,293,425
Net Asset Value Per Share	$11.33
Net Assets - Class S Shares	$28,814,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,539,528
Net Asset Value Per Share	$11.35
Net Assets - Class T Shares	$245,736,462
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,917,302
Net Asset Value Per Share	$11.21

(1) Includes cost of $1,198,396,522.

(2) Includes $15,816,485 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $28,476,630.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Dividends	$27,982,652
Dividends from affiliates	302,080
Affiliated securities lending income, net	56,681
Other income	746
Foreign tax withheld	(18,071)
Total Investment Income	28,324,088
Expenses:
Advisory fees	6,986,366
12b-1 Distribution and shareholder servicing fees:
Class A Shares	65,999
Class C Shares	293,550
Class S Shares	73,729
Transfer agent administrative fees and expenses:
Class D Shares	401,540
Class S Shares	73,851
Class T Shares	637,469
Transfer agent networking and omnibus fees:
Class A Shares	35,697
Class C Shares	24,285
Class I Shares	1,003,287
Other transfer agent fees and expenses:
Class A Shares	2,450
Class C Shares	2,784
Class D Shares	71,939
Class I Shares	35,300
Class N Shares	1,332
Class S Shares	483
Class T Shares	4,317
Shareholder reports expense	328,747
Registration fees	169,088
Professional fees	76,598
Non-interested Trustees’ fees and expenses	37,679
Affiliated fund administration fees	32,768
Custodian fees	18,700
Other expenses	146,468
Total Expenses	10,524,426
Less: Excess Expense Reimbursement and Waivers	(19,305)
Net Expenses	10,505,121
Net Investment Income/(Loss)	17,818,967
Net Realized Gain/(Loss) on Investments:
Investments	25,726,476
Investments in affiliates	337
Total Net Realized Gain/(Loss) on Investments	25,726,813
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	29,541,006
Investments in affiliates	(57)
Total Change in Unrealized Net Appreciation/Depreciation	29,540,949
Net Increase/(Decrease) in Net Assets Resulting from Operations	$73,086,729

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018

Operations:
Net investment income/(loss)	$17,818,967	$11,294,995
Net realized gain/(loss) on investments	25,726,813	91,737,641
Change in unrealized net appreciation/depreciation	29,540,949	91,761,806
Net Increase/(Decrease) in Net Assets Resulting from Operations	73,086,729	194,794,442
Dividends and Distributions to Shareholders(1)
Class A Shares	(1,832,573)	N/A
Class C Shares	(1,937,863)	N/A
Class D Shares	(23,906,675)	N/A
Class I Shares	(47,149,101)	N/A
Class N Shares	(3,484,360)	N/A
Class S Shares	(1,972,950)	N/A
Class T Shares	(18,226,398)	N/A
Total Dividends and Distributions to Shareholders	(98,509,920)	N/A
Dividends from Net Investment Income(1)
Class A Shares	N/A	(855,703)
Class C Shares	N/A	(1,102,374)
Class D Shares	N/A	(12,510,655)
Class I Shares	N/A	(19,911,965)
Class N Shares	N/A	(1,606,396)
Class S Shares	N/A	(1,102,013)
Class T Shares	N/A	(9,661,769)
Total Dividends from Net Investment Income	N/A	(46,750,875)
Distributions from Net Realized Gain from Investment Transactions(1)
Class A Shares	N/A	(343,609)
Class C Shares	N/A	(477,475)
Class D Shares	N/A	(4,752,938)
Class I Shares	N/A	(7,506,277)
Class N Shares	N/A	(598,767)
Class S Shares	N/A	(441,613)
Class T Shares	N/A	(3,721,506)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(17,842,185)
Net Decrease from Dividends and Distributions to Shareholders	(98,509,920)	(64,593,060)
Capital Share Transactions:
Class A Shares	5,014,295	(21,345,841)
Class C Shares	(1,592,744)	(6,631,035)
Class D Shares	(672,544)	(20,202,535)
Class I Shares	53,377,369	269,406,849
Class N Shares	4,849,336	(4,795,246)
Class S Shares	(1,895,510)	(7,724,402)
Class T Shares	(8,533,794)	(23,508,080)
Net Increase/(Decrease) from Capital Share Transactions	50,546,408	185,199,710
Net Increase/(Decrease) in Net Assets	25,123,217	315,401,092
Net Assets:
Beginning of period	1,378,890,468	1,063,489,376
End of period(2)	$1,404,013,685	$1,378,890,468

(1) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(2) Net assets - End of period includes undistributed (overdistributed) net investment income of $(28,848) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.66	$10.41	$9.87	$9.04	$13.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.08	0.12	0.11	0.12
Net realized and unrealized gain/(loss)	0.39	1.73	0.60	0.75	0.38
Total from Investment Operations	0.51	1.81	0.72	0.86	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.40)	(0.18)	(0.03)	(0.14)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.80)	(0.56)	(0.18)	(0.03)	(4.62)
Net Asset Value, End of Period	$11.37	$11.66	$10.41	$9.87	$9.04
Total Return*	5.54%	17.73%	7.38%	9.54%	4.04%
Net Assets, End of Period (in thousands)	$28,718	$24,345	$42,371	$30,628	$8,845
Average Net Assets for the Period (in thousands)	$26,466	$26,879	$32,360	$16,493	$2,962
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.94%	0.92%	0.93%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.92%	0.93%	1.03%
Ratio of Net Investment Income/(Loss)	1.07%	0.69%	1.21%	1.22%	1.17%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.32	$10.16	$9.62	$8.85	$13.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.01	0.04	0.05	0.04
Net realized and unrealized gain/(loss)	0.39	1.68	0.59	0.73	0.37
Total from Investment Operations	0.44	1.69	0.63	0.78	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.37)	(0.09)	(0.01)	(0.17)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.72)	(0.53)	(0.09)	(0.01)	(4.65)
Net Asset Value, End of Period	$11.04	$11.32	$10.16	$9.62	$8.85
Total Return*	4.94%	16.96%	6.59%	8.87%	3.26%
Net Assets, End of Period (in thousands)	$29,433	$31,692	$34,652	$18,116	$4,330
Average Net Assets for the Period (in thousands)	$30,565	$32,871	$23,745	$9,583	$1,567
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.54%	1.67%	1.61%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.54%	1.67%	1.61%	1.73%
Ratio of Net Investment Income/(Loss)	0.41%	0.12%	0.39%	0.58%	0.41%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.52	$10.29	$9.75	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.11	0.19	0.12	0.03
Net realized and unrealized gain/(loss)	0.37	1.70	0.55	0.73	0.16
Total from Investment Operations	0.52	1.81	0.74	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.42)	(0.20)	(0.03)	—
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(1.36)
Total Dividends and Distributions	(0.82)	(0.58)	(0.20)	(0.03)	(1.36)
Net Asset Value, End of Period	$11.22	$11.52	$10.29	$9.75	$8.93
Total Return*	5.79%	17.99%	7.67%	9.55%	1.50%
Net Assets, End of Period (in thousands)	$337,476	$343,865	$326,401	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$335,559	$334,494	$24,628	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.69%	0.79%	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.79%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	1.31%	0.98%	2.03%	1.30%	0.66%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.65	$10.40	$9.86	$9.02	$13.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.11	0.14	0.13	0.16
Net realized and unrealized gain/(loss)	0.38	1.73	0.61	0.75	0.38
Total from Investment Operations	0.53	1.84	0.75	0.88	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.43)	(0.21)	(0.04)	(0.29)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.82)	(0.59)	(0.21)	(0.04)	(4.77)
Net Asset Value, End of Period	$11.36	$11.65	$10.40	$9.86	$9.02
Total Return*	5.81%	18.02%	7.76%	9.78%	4.35%
Net Assets, End of Period (in thousands)	$685,211	$643,071	$325,847	$171,556	$101,060
Average Net Assets for the Period (in thousands)	$674,516	$495,143	$203,913	$101,772	$61,707
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.68%	0.65%	0.65%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.68%	0.65%	0.65%	0.71%
Ratio of Net Investment Income/(Loss)	1.32%	0.98%	1.43%	1.42%	1.36%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.62	$10.37	$9.83	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.12	0.16	0.14	0.11
Net realized and unrealized gain/(loss)	0.39	1.72	0.60	0.74	0.66
Total from Investment Operations	0.55	1.84	0.76	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.43)	(0.22)	(0.04)	(0.33)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.84)	(0.59)	(0.22)	(0.04)	(4.81)
Net Asset Value, End of Period	$11.33	$11.62	$10.37	$9.83	$8.99
Total Return*	6.01%	18.13%	7.87%	9.85%	6.22%
Net Assets, End of Period (in thousands)	$48,624	$44,651	$44,318	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$48,621	$43,765	$61,477	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.54%	0.57%	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.54%	0.57%	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.46%	1.12%	1.63%	1.49%	1.56%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.63	$10.40	$9.83	$9.01	$13.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.07	0.15	0.08	0.11
Net realized and unrealized gain/(loss)	0.39	1.72	0.57	0.75	0.39
Total from Investment Operations	0.50	1.79	0.72	0.83	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.40)	(0.15)	(0.01)	(0.28)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.78)	(0.56)	(0.15)	(0.01)	(4.76)
Net Asset Value, End of Period	$11.35	$11.63	$10.40	$9.83	$9.01
Total Return*	5.45%	17.56%	7.40%	9.27%	3.99%
Net Assets, End of Period (in thousands)	$28,815	$31,160	$35,264	$3,490	$12,967
Average Net Assets for the Period (in thousands)	$29,626	$31,843	$3,882	$8,378	$2,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.04%	1.12%	1.12%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.03%	1.08%	1.07%	1.18%
Ratio of Net Investment Income/(Loss)	0.97%	0.62%	1.50%	0.88%	1.20%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.51	$10.28	$9.75	$8.93	$13.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.10	0.13	0.11	0.13
Net realized and unrealized gain/(loss)	0.37	1.71	0.59	0.74	0.38
Total from Investment Operations	0.51	1.81	0.72	0.85	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.42)	(0.19)	(0.03)	(0.29)
Distributions (from capital gains)	(0.63)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.81)	(0.58)	(0.19)	(0.03)	(4.77)
Net Asset Value, End of Period	$11.21	$11.51	$10.28	$9.75	$8.93
Total Return*	5.67%	17.94%	7.48%	9.55%	4.19%
Net Assets, End of Period (in thousands)	$245,736	$260,106	$254,637	$143,193	$82,199
Average Net Assets for the Period (in thousands)	$255,699	$258,372	$156,046	$102,987	$31,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.82%	0.86%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.78%	0.82%	0.85%	0.95%
Ratio of Net Investment Income/(Loss)	1.23%	0.88%	1.31%	1.26%	1.27%
Portfolio Turnover Rate	87%	102%	108%	72%	107%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$15,816,485	$—	$(15,816,485)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $15,816,485. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $16,211,650, resulting in the net amount due to the counterparty of $395,165.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. The previous expense limit (until November 1, 2018) was 0.79%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

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Notes to Financial Statements

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $10,182.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,800.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	58	2
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ -	$(11,533,281)	$ (35,035)	$191,774,886

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,227,257,639	$206,063,224	$(14,288,338)	$ 191,774,886

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 22,750,811	$ 75,759,109	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 35,896,768	$ 28,696,292	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (4,279,311)	$ 4,925,165	$ (645,854)

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,293,658	$ 14,803,036	519,924	$ 5,894,082
Reinvested dividends and distributions	145,356	1,399,781	81,312	893,618
Shares repurchased	(1,001,541)	(11,188,522)	(2,583,336)	(28,133,541)
Net Increase/(Decrease)	437,473	$ 5,014,295	(1,982,100)	$ (21,345,841)
Class C Shares:
Shares sold	574,950	$ 6,279,949	372,688	$ 4,117,731
Reinvested dividends and distributions	185,211	1,737,279	130,504	1,397,699
Shares repurchased	(891,734)	(9,609,972)	(1,114,923)	(12,146,465)
Net Increase/(Decrease)	(131,573)	$ (1,592,744)	(611,731)	$ (6,631,035)
Class D Shares:
Shares sold	1,383,575	$ 15,498,570	1,381,786	$ 15,357,310
Reinvested dividends and distributions	2,488,128	23,612,336	1,575,312	17,076,380
Shares repurchased	(3,642,707)	(39,783,450)	(4,829,011)	(52,636,225)
Net Increase/(Decrease)	228,996	$ (672,544)	(1,871,913)	$ (20,202,535)
Class I Shares:
Shares sold	22,822,920	$259,377,563	36,001,016	$406,174,513
Reinvested dividends and distributions	4,640,072	44,591,092	2,325,735	25,513,312
Shares repurchased	(22,335,478)	(250,591,286)	(14,464,180)	(162,280,976)
Net Increase/(Decrease)	5,127,514	$ 53,377,369	23,862,571	$269,406,849
Class N Shares:
Shares sold	744,487	$ 8,689,004	225,019	$ 2,515,940
Reinvested dividends and distributions	364,092	3,484,360	201,569	2,205,163
Shares repurchased	(656,912)	(7,324,028)	(858,890)	(9,516,349)
Net Increase/(Decrease)	451,667	$ 4,849,336	(432,302)	$ (4,795,246)
Class S Shares:
Shares sold	170,054	$ 1,902,302	203,853	$ 2,276,983
Reinvested dividends and distributions	204,848	1,968,587	140,460	1,540,847
Shares repurchased	(514,820)	(5,766,399)	(1,056,508)	(11,542,232)
Net Increase/(Decrease)	(139,918)	$ (1,895,510)	(712,195)	$ (7,724,402)
Class T Shares:
Shares sold	5,529,897	$ 61,867,397	5,051,125	$ 56,675,211
Reinvested dividends and distributions	1,889,137	17,927,910	1,211,117	13,128,506
Shares repurchased	(8,102,726)	(88,329,101)	(8,420,648)	(93,311,797)
Net Increase/(Decrease)	(683,692)	$ (8,533,794)	(2,158,406)	$ (23,508,080)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,204,539,962	$1,233,341,826	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

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Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

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Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

52	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$75,759,109
Dividends Received Deduction Percentage	78%
Qualified Dividend Income Percentage	78%

56	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

58	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

62	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017). Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

64	JUNE 30, 2019

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93016 08-19

ANNUAL REPORT June 30, 2019

Janus Henderson Value Plus Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

Value equity from Perkins and fundamental fixed income from Janus Henderson actively allocated in an effort to provide capital appreciation and monthly income while minimizing downside risk. Allocation decisions are based on overall market risk and careful examination of individual security valuations across equity and fixed income markets.

Seth Meyer co-portfolio manager	John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Ted Thome co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended June 30, 2019, the Value Plus Income Fund’s Class I Shares returned 7.56%, while the Fund’s primary benchmark, the Russell 1000® Value Index, returned 8.46%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.87% during the period. Its blended benchmark, the Value Income Index, a hypothetical, internally calculated index that combines the total returns from the Russell 1000 Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%), returned 8.56%.

MARKET ENVIRONMENT

Stocks were volatile during the period as fears of slowing global economic growth, trade tensions, a rising fed funds rate and the potential for a disorderly “Brexit” all weighed on stocks for much of the period. However, and fortunately for the equity markets, stocks ended the period positively – with several U.S. indices hitting record highs – as central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

Corporate credit exhibited much of the same volatility, but ultimately generated strong returns and outperformed government bonds. Government bonds also generated positive returns. Falling Treasury yields lent further support to corporate credit. The yield on the 10-year Treasury note closed June at 2.01%, down from 2.86% a year prior. The yield on the 5-year Treasury note closed June at 1.77%, down from 2.74% a year prior.

PERFORMACE DISCUSSION

We were overweight fixed income during the period. In our joint management of the Fund, we are all equally as concerned with absolute total returns as we are on relative returns. We remain focused on the long term.

The Fund’s equity sleeve underperformed the Russell 1000 Index. A notable area of weakness was the energy sector where several positions lagged as oil stocks generally fell despite improving oil prices. Our underweight to the sector helped absorb some of this decline. We eliminated two positions in the energy space, but continue to be opportunistic, looking for companies with clean balance sheets and disciplined managements. Our holdings and underweight in the communications services sector detracted from performance due to increased regulatory scrutiny. Our cash exposure also detracted.

Relative contributors were driven by strong stock selection in real estate, consumer staples and information technology. Our eclectic mix of real estate holdings, that include an RV park operator and self-storage provider, outperformed the holdings in the broad real estate sector for the period. In consumer staples, our positive stock selection was mostly driven by our position in Casey’s General Stores, a convenience store operator that posted stronger-than-expected margins and overall improved financial performance. While we have a neutral consumer staples weight, we continue to be net trimmers due to high valuations. Stock selection and overweighting in information technology were also additive to performance, led by Oracle Corporation, the top performer in the equity portion of the portfolio. Oracle outperformed during the period due to solid earnings results, as well as a broad-based recovery in technology stocks during the first quarter of 2019 following weakness at the end of 2018. We continue to hold a sizable position in the stock, but did trim our position given strength.

In terms of sector positioning, the equity sleeve maintains relative overweight positions in health care, technology and REITs. Conversely, the relative underweights are in communication services, consumer discretionary, energy, utilities and materials.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection and spread carry, a measure of excess income generated

Janus Investment Fund	1

Janus Henderson Value Plus Income Fund (unaudited)

by the Fund’s holdings, helped drive the sleeve’s relative outperformance.

The sleeve’s “plus sectors,” which consist of higher-yielding debt instruments and convertible bonds, are used to support our goal of generating monthly income. The plus sector positioning had mixed results over the period. Our out-of-index allocation to high-yield corporate bonds was beneficial, largely due to strong security selection. Modest exposure to convertible bonds also aided results, as they tend to behave like equities, which performed well over the period. However, an out-of-benchmark allocation to bank loans was among the leading asset class detractors. While the allocation generated positive returns and its carry (a measure of excess income generated by the Fund’s holdings) proved beneficial, the lack of duration in these floating rate securities caused them to lag many index constituents.

The Fund’s core sectors, including investment-grade credit, Treasuries and agency mortgage-backed securities (MBS) -are employed with the goal of dampening the volatility of our plus sector positioning. We utilize U.S. Treasury futures to achieve our duration target and balance the shorter-dated bias of our spread product allocation. Our rates positioning was additive to performance amid the period’s strong rally in Treasuries. An underweight to MBS further supported relative results, given both government bonds and corporate credit performed better. However, our investment-grade corporate credit allocation detracted. Our underweight to the strong-performing asset class and focus on shorter-dated securities hindered performance relative to the benchmark.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage portfolio or currency risk, enhance returns, manage duration, or for hedging purposes. During the period, the Fund used index credit default swaps “CDX” to gain broad high-yield market exposure, forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures to efficiently express our view on the U.S. Treasury market. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

We are mindful of how far equities have come and question how much upside potential is left, and with our objective of providing a defensive core allocation and a smoother investment experience for clients, we intend to remain overweight fixed income for the quarter ahead.

Within fixed income, although defaults remain low and corporate fundamentals are generally sound, U.S. economic data has started to roll, and we expect the continued lack of resolution in U.S.-China trade disputes to start leading to disappointments in company earnings results. The Federal Reserve may announce an interest rate cut this year, but it is unlikely to solve for the key challenge, which is slowing growth around the globe. China’s stimulus has fallen short of expectations and Europe’s slowdown has yet to show signs of bottoming. Given the landscape, we believe valuations, particularly in high yield, appear inappropriately rich after the second quarter’s round of tightening.

In an attempt to get ahead of any potential spread widening, we believe it prudent to reduce absolute risk. We are shifting emphasis toward steady income opportunities with companies that generate sufficient free cash flow to cover their coupon obligations. Within high yield, we are favoring short-dated issues from companies in deleveraging mode. But we are increasingly looking to higher-quality credit, and think the lowest tier of investment-grade ratings is particularly appealing. Senior, more defensive bank loans – an asset class that is starting to look oversold, in our view-are also presenting unique opportunities. Mindful of the importance of diversification at this late stage of the cycle, we are seeking sources of steady income outside the realm of corporate credit, in asset-backed securities that are tied to the strength of the consumer, such as restaurant franchises, and high-quality MBS. As always, we will rely on our fundamental, bottom-up research to inform our asset allocation decisions and to thoroughly vet opportunities and identify those that should be avoided.

Within the equity sleeve, our focus remains on constructing a portfolio that performs particularly well in down markets. We remain vigilant in our focus on what can go wrong with U.S. equities and we are making every stock decision with a healthy discussion of the associated risks. For one, the market has viewed easy monetary policy as an elixir for all ills, but historically low rates do not come without meaningful risk and unintended consequences. Trade policy uncertainty, political

2	JUNE 30, 2019

Janus Henderson Value Plus Income Fund (unaudited)

dysfunction in the U.S., geopolitical risk, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets are all additional areas of concern that we are attempting to factor into our downside analysis. Longer term, we know for sure that volatility will pick up and markets will have meaningful declines. This is not a matter of if, but when.

Of course, many of the risk factors mentioned above are not new, and the market has gone on to new highs in spite of them. There are also a handful of positives in the economy: U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending along with low rates have all driven equity markets to all-time high levels and could propel us to higher highs going forward. It is important to note, however, that we aren’t heavily depending on this Goldilocks economy to continue when we come up with our upside targets on stocks-we are typically using a more conservative approach. At Perkins, steady earnings and positive cash flow is paramount, and we seek higher-quality companies, with strong balance sheets and diversified earnings streams with the potential to perform well, regardless of which risks come to the fore.

Thank you for your investment in the Value Plus Income Fund.

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Oracle Corp	1.10%	Occidental Petroleum Corp	-1.22%
	Merck & Co Inc	1.03%	Mammoth Energy Services Inc	-1.14%
	RenaissanceRe Holdings Ltd	0.87%	Noble Energy Inc	-0.90%
	Cohen & Steers Inc	0.85%	Schlumberger Ltd	-0.78%
	Casey's General Stores Inc	0.82%	Cimarex Energy Co	-0.58%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	1.24%	8.16%	4.94%
	Consumer Staples	1.00%	7.90%	7.64%
	Information Technology	0.90%	10.96%	9.66%
	Consumer Discretionary	0.33%	0.00%	5.99%
	Financials	0.23%	26.43%	22.81%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-2.83%	8.35%	9.87%
	Other**	-1.04%	-0.28%	0.00%
	Communication Services	-0.67%	1.03%	6.21%
	Utilities	-0.33%	4.30%	6.11%
	Health Care	-0.19%	20.16%	14.98%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Quest Diagnostics Inc
Health Care Providers & Services	2.0%
PepsiCo Inc
Beverages	1.4%
US Bancorp
Banks	1.4%
Chubb Ltd
Insurance	1.3%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	1.3%
7.4%

Asset Allocation - (% of Net Assets)
Common Stocks	39.9%
Corporate Bonds	29.2%
Asset-Backed/Commercial Mortgage-Backed Securities	13.9%
Bank Loans and Mezzanine Loans	8.0%
Mortgage-Backed Securities	6.7%
Investment Companies	1.4%
Preferred Stocks	0.5%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of June 30, 2018

Janus Investment Fund	5

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019				per the October 29, 2018 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.47%	5.29%	7.93%	1.37%	0.95%
Class A Shares at MOP	1.30%	4.05%	7.21%
Class C Shares at NAV	7.09%	4.60%	7.22%	2.12%	1.70%
Class C Shares at CDSC	6.10%	4.60%	7.22%
Class D Shares(1)	7.52%	5.41%	8.05%	1.27%	0.82%
Class I Shares	7.56%	5.45%	8.14%	1.16%	0.76%
Class N Shares	7.65%	5.24%	7.82%	1.25%	0.68%
Class S Shares	7.45%	5.23%	7.82%	1.63%	1.18%
Class T Shares	7.41%	5.33%	7.98%	1.35%	0.93%
Russell 1000 Value Index	8.46%	7.46%	12.08%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.20%
Value Income Index 40/60	8.56%	4.93%	6.90%
Value Income Index 50/50	8.64%	5.39%	7.79%
Morningstar Quartile - Class I Shares	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 30% to 50% Equity Funds	62/566	32/454	17/366

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

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Janus Henderson Value Plus Income Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 31, 2018, Seth Meyer, John Kerschner, John Lloyd, Ted Thome and Alec Perkins are Co-Portfolios Managers of the Fund.

Effective August 31, 2018, the composition of the Fund’s tertiary benchmark, the Value Income Index changed. Prior to 8/31/18, the underlying composition of the Value Income Index reflected a blend of the total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%). Effective August 31, 2018, the Fund changed its investment strategy to increase its allocation to fixed-income instruments and to provide greater flexibility to invest across multiple sectors. To better reflect this strategy change, the underlying composition of the Value Income Index changed to reflect a blend of the total returns from the Russell 1000® Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%).

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Class A Shares	$1,000.00	$1,119.40	$4.38	$1,000.00	$1,020.62	$4.17	0.83%
Class C Shares	$1,000.00	$1,120.40	$6.02	$1,000.00	$1,019.06	$5.73	1.15%
Class D Shares	$1,000.00	$1,119.20	$4.52	$1,000.00	$1,020.53	$4.31	0.86%
Class I Shares	$1,000.00	$1,119.20	$4.36	$1,000.00	$1,020.68	$4.16	0.83%
Class N Shares	$1,000.00	$1,119.80	$3.78	$1,000.00	$1,021.22	$3.61	0.72%
Class S Shares	$1,000.00	$1,120.40	$4.28	$1,000.00	$1,020.72	$4.07	0.81%
Class T Shares	$1,000.00	$1,118.60	$4.94	$1,000.00	$1,020.13	$4.71	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.9%
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	$100,000		$103,830
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	36,239		36,888
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	80,000		81,141
Arroyo Mortgage Trust 2019-2, 4.7600%, 4/25/49 (144A)‡	140,000		139,997
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000		110,040
BlueMountain CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 7.0000%, 9.5196%, 8/20/28 (144A)‡	250,000		247,246
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	75,654		77,657
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000		43,019
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	295,960		302,152
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	100,000		100,668
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	100,000		100,429
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	69,300		72,302
Dryden 71 CLO Ltd,
ICE LIBOR USD 3 Month + 1.1500%, 3.8425%, 1/15/29 (144A)‡	280,000		279,944
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	130,000		135,245
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	80,000		82,747
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.5500%, 5.9544%, 7/25/30‡	193,000		197,270
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.7500%, 6.1544%, 10/25/30‡	132,000		133,056
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 28.1600%, 10/25/40‡	23,689		80,064
Fannie Mae REMICS, 3.0000%, 5/25/48	34,680		35,285
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	200,000		207,687
Horizon Aircraft Finance I Ltd, 6.6570%, 12/15/38 (144A)	235,442		243,883
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	139,831		146,851
KKR Clo 17 Ltd, ICE LIBOR USD 3 Month + 3.4500%, 6.0468%, 4/15/29 (144A)‡	250,000		249,991
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.6115%, 4/20/31 (144A)‡	250,000		248,253
Madison Park Funding XVII Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.1915%, 7/21/30 (144A)‡	250,000		250,094
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.5903%, 7/25/31 (144A)‡	250,000		247,250
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 5.6500%, 4/15/31 (144A)‡	250,000		249,967
New Residential Mortgage Loan Trust 2019-NQM2, 4.2671%, 4/25/49 (144A)‡	100,000		105,454
Octagon Investment Partners 32 Ltd,
ICE LIBOR USD 3 Month + 3.4000%, 5.9968%, 7/15/29 (144A)‡	250,000		248,797
Octagon Investment Partners 41 Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 6.2490%, 4/15/31 (144A)‡	250,000		249,984
Octagon Investment Partners XXI Ltd,
ICE LIBOR USD 3 Month + 3.9500%, 6.4779%, 2/14/31 (144A)‡	250,000		251,198
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	248,000		260,174
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.7500%, 10/15/20	81,405		81,605
Sequoia Mortgage Trust 2018-8, 0.3344%, 11/25/48 (144A)‡,¤	17,056,111		174,433
SES SA, EUR SWAP ANNUAL 5 YR + 4.6640%, 4.6250%, 1/2/68‡	100,000	EUR	119,586
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	140,000		144,668
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	100,000		102,212
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊	10,000		344,500
Sound Point Clo XVI Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3706%, 7/25/30 (144A)‡	250,000		248,422
VB-S1 Issuer LLC, 3.4130%, 2/15/48 (144A)	250,000		252,144
Verus Securitization Trust 2019-1, 4.4610%, 2/25/59 (144A)‡	140,000		143,817
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	256,048		256,046
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3076%, 5/15/46‡	5,017		5,072
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	83,261		82,753
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $7,276,450)			7,273,821

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – 8.0%
Capital Goods – 0.5%
Entegris Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 11/6/25(a),‡	$79,235		$79,186
Reynolds Group Holdings Inc,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 2/5/23(a),‡	96,837		96,033
Tamko Building Products Inc,
ICE LIBOR USD 3 Month + 3.2500%, 5.6900%, 5/29/26(a),‡	67,000		66,749
			241,968
Communications – 1.4%
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 5.0799%, 11/29/24‡	123,300		118,778
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 4.9000%, 2/1/24‡	150,000		146,325
GCI Holdings LLC, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 2/2/22‡	78,000		76,245
Lamar Media Corp, ICE LIBOR USD 3 Month + 1.7500%, 4.1250%, 3/14/25‡	106,728		106,728
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 2/22/24‡	146,000		144,759
Mission Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 1/17/24‡	5,256		5,209
Nexstar Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 1/17/24(a),‡	26,317		26,082
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.7500%, 0%, 6/19/26(a),‡	106,195		105,797
			729,923
Consumer Cyclical – 1.2%
Boardriders Inc, ICE LIBOR USD 1 Month + 6.5000%, 8.9024%, 4/23/24‡	111,718		108,180
Hilton Worldwide Finance LLC,
ICE LIBOR USD 1 Month + 1.7500%, 4.1544%, 6/22/26‡	50,510		50,504
Marriott Ownership Resorts Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.6524%, 8/29/25‡	144,275		144,155
PCI Gaming Authority, ICE LIBOR USD 3 Month + 3.0000%, 0%, 5/29/26(a),‡	71,000		71,074
Six Flags Theme Parks Inc,
ICE LIBOR USD 1 Month + 2.0000%, 4.4100%, 4/17/26‡	105,469		105,502
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 5.8299%, 7/10/25‡	125,521		125,456
			604,871
Consumer Non-Cyclical – 2.2%
Bausch Health Americas Inc,
ICE LIBOR USD 1 Month + 3.0000%, 5.4116%, 6/2/25‡	107,864		107,797
Change Healthcare Holdings LLC,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 3/1/24‡	108,195		107,289
Chobani LLC, ICE LIBOR USD 1 Month + 3.5000%, 5.9000%, 10/10/23‡	114,414		112,376
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 5.5799%, 12/2/24(a),‡	89,835		89,723
Froneri International Ltd,
ICE LIBOR USD 1 Month + 3.0000%, 3.7218%, 1/31/25(a),‡	106,000	GBP	133,780
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 7/2/25(a),‡	66,964		66,964
Gentiva Health Services Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.1875%, 7/2/25‡	103,644		103,644
Gentiva Health Services Inc,
U.S Prime Rate 3 Month + 6.0000%, 11.5000%, 7/2/26‡	86,000		86,860
HomeVi SAS,
Euro Interbank Offered Rate 3 Month + 3.0000%, 0%, 10/31/24(a),‡	122,000	EUR	138,170
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3299%, 3/7/24‡	23,193		23,140
NVA Holdings Inc/United States,
ICE LIBOR USD 1 Month + 2.7500%, 5.1524%, 2/2/25(a),‡	103,532		103,359
Post Holdings Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4036%, 5/24/24‡	87,703		87,215
			1,160,317
Electric – 0.1%
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 8/4/23‡	73,515		73,377
Electronic Equipment, Instruments & Components – 0.3%
II-VI Inc, ICE LIBOR USD 3 Month + 3.5000%, 0%, 5/8/26(a),‡	150,000		147,657

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Energy – 0%
AL Midcoast Holdings LLC, ICE LIBOR USD 3 Month + 5.5000%, 0%, 8/1/25(a),‡	$15,306		$15,325
Finance Companies – 0.2%
RPI Finance Trust, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 3/27/23(a),‡	101,732		101,796
Food Products – 0.1%
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 5/1/26‡	49,087		48,964
Industrial – 0.2%
Ultra Clean Holdings Inc,
ICE LIBOR USD 1 Month + 4.5000%, 6.9024%, 8/27/25‡	138,138		129,850
Technology – 1.4%
CommScope Inc, ICE LIBOR USD 3 Month + 3.2500%, 0%, 4/6/26(a),‡	145,000		144,420
Dell International LLC, ICE LIBOR USD 1 Month + 1.7500%, 4.1500%, 3/13/24‡	87,632		86,536
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9024%, 12/10/25‡	144,275		143,373
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 9/30/24‡	20,947		20,905
McAfee LLC, ICE LIBOR USD 1 Month + 8.5000%, 10.9024%, 9/29/25‡	127,750		129,028
Micron Technology Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 4/26/22‡	140,534		140,605
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.1524%, 10/1/25(a),‡	67,260		65,179
			730,046
Transportation – 0.4%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 4.9036%, 10/19/20‡	195,000		192,562
Total Bank Loans and Mezzanine Loans (cost $4,205,736)			4,176,656
Corporate Bonds – 29.2%
Banking – 1.3%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	300,000		302,808
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000		14,217
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000		10,491
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate + 3.6230%, 5.5000%‡,µ	150,000		153,562
Synchrony Financial, 4.3750%, 3/19/24	45,000		47,100
Synchrony Financial, 5.1500%, 3/19/29	144,000		155,095
			683,273
Basic Industry – 4.1%
Alcoa Nederland Holding BV, 6.7500%, 9/30/24 (144A)	276,000		291,525
Aleris International Inc, 10.7500%, 7/15/23 (144A)	330,000		344,437
Allegheny Technologies Inc, 5.9500%, 1/15/21	283,000		290,782
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,000		5,197
CF Industries Inc, 5.3750%, 3/15/44	86,000		80,651
First Quantum Minerals Ltd, 7.0000%, 2/15/21	116,000		118,320
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	200,000		194,750
Freeport-McMoRan Inc, 3.5500%, 3/1/22	438,000		438,547
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000		17,822
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	144,000		149,436
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	40,000		41,200
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000		61,926
Teck Resources Ltd, 4.5000%, 1/15/21	5,000		5,090
Tronox Inc, 6.5000%, 4/15/26 (144A)	90,000		89,074
			2,128,757
Capital Goods – 3.5%
Allegion US Holding Co Inc, 3.2000%, 10/1/24	152,000		153,709
ARD Finance SA, 7.1250%, 9/15/23	200,000		204,500
Builders FirstSource Inc, 6.7500%, 6/1/27 (144A)	99,000		104,445
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	154,000		148,418
James Hardie International Finance DAC, 3.6250%, 10/1/26 (144A)	100,000	EUR	120,404
JELD-WEN Inc, 4.6250%, 12/15/25 (144A)	23,000		22,569
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	76,000		76,798
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	150,000		150,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Owens Corning, 3.4000%, 8/15/26	$154,000		$149,923
Stericycle Inc, 5.3750%, 7/15/24 (144A)	146,000		152,405
Summit Materials LLC / Summit Materials Finance Corp,
6.5000%, 3/15/27 (144A)	171,000		177,840
Wabtec Corp, ICE LIBOR USD 3 Month + 1.3000%, 3.7103%, 9/15/21‡	69,000		68,802
Wabtec Corp, 4.9500%, 9/15/28	288,000		308,655
			1,838,468
Communications – 2.7%
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	44,000		44,715
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	147,000		151,777
GCI LLC, 6.6250%, 6/15/24 (144A)	117,000		122,593
GCI LLC, 6.8750%, 4/15/25	82,000		85,485
Level 3 Financing Inc, 5.3750%, 8/15/22	116,000		116,145
Netflix Inc, 4.6250%, 5/15/29 (144A)	100,000	EUR	129,146
Netflix Inc, 3.8750%, 11/15/29 (144A)	100,000	EUR	123,146
Nexstar Escrow Inc, 5.6250%, 7/15/27 (144A)	72,000		73,800
SES GLOBAL Americas Holdings GP, 5.3000%, 3/25/44 (144A)	90,000		86,905
SES SA, 5.3000%, 4/4/43 (144A)	44,000		42,655
UBM PLC, 5.7500%, 11/3/20 (144A)	333,000		344,816
Viacom Inc, 4.3750%, 3/15/43	50,000		48,860
Viacom Inc, 5.2500%, 4/1/44	44,000		47,932
			1,417,975
Consumer Cyclical – 4.1%
American Axle & Manufacturing Inc, 6.6250%, 10/15/22	86,000		87,505
Cedar Fair LP, 5.2500%, 7/15/29 (144A)	63,000		64,339
Century Communities Inc, 6.7500%, 6/1/27 (144A)	70,000		70,963
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	72,000		76,140
eG Global Finance PLC, 6.7500%, 2/7/25 (144A)	200,000		198,440
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	175,000		189,875
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000		130,835
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	176,000		179,960
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	86,000		88,580
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	190,000		199,500
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	100,000	EUR	115,385
Men's Wearhouse Inc, 7.0000%, 7/1/22	65,000		62,563
MGM Resorts International, 6.0000%, 3/15/23	5,000		5,419
Rent-A-Center Inc/TX, 6.6250%, 11/15/20	86,000		86,108
Rent-A-Center Inc/TX, 4.7500%, 5/1/21	57,000		56,929
Scientific Games International Inc, 6.2500%, 9/1/20	102,000		102,039
Scientific Games International Inc, 10.0000%, 12/1/22	150,000		157,312
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	145,000		149,669
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	128,000		133,440
			2,155,001
Consumer Non-Cyclical – 5.0%
Avantor Inc, 4.7500%, 10/1/24	118,000	EUR	143,533
Avantor Inc, 6.0000%, 10/1/24 (144A)	145,000		154,280
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	79,000		86,862
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	140,000		148,764
Catalent Pharma Solutions Inc, 5.0000%, 7/15/27 (144A)	64,000		65,120
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	221,000		224,315
Conagra Brands Inc, 4.8500%, 11/1/28	109,000		120,634
DaVita Inc, 5.7500%, 8/15/22	134,000		135,340
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	140,000		135,450
HCA Inc, 4.1250%, 6/15/29	104,000		106,418
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	59,000		64,089
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	82,000		89,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Keurig Dr Pepper Inc, 3.4000%, 11/15/25	$149,000		$151,575
Kraft Heinz Foods Co, 5.0000%, 7/15/35	99,000		103,767
Mars Inc, 3.6000%, 4/1/34 (144A)	88,000		93,613
Newell Brands Inc, 4.2000%, 4/1/26	94,000		93,385
Newell Brands Inc, 5.5000%, 4/1/46	68,000		66,516
Perrigo Finance Unlimited Co, 3.5000%, 3/15/21	200,000		199,451
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	200,000		198,446
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	172,000		187,417
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	69,000		68,793
			2,636,841
Electric – 0.2%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	125,000		128,359
Energy – 2.5%
Antero Resources Corp, 5.3750%, 11/1/21	170,000		167,875
Continental Resources Inc/OK, 5.0000%, 9/15/22	36,000		36,282
DCP Midstream Operating LP, 5.6000%, 4/1/44	93,000		87,420
Energy Transfer Operating LP, 4.2500%, 3/15/23	33,000		34,437
Energy Transfer Operating LP, 5.5000%, 6/1/27	22,000		24,582
Energy Transfer Operating LP, 6.0000%, 6/15/48	35,000		39,909
EnLink Midstream LLC, 5.3750%, 6/1/29	87,000		89,175
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%‡,µ	145,000		114,188
EQM Midstream Partners LP, 4.7500%, 7/15/23	5,000		5,182
EQM Midstream Partners LP, 4.0000%, 8/1/24	18,000		17,941
EQM Midstream Partners LP, 5.5000%, 7/15/28	78,000		82,220
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	248,000		201,500
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000		8,240
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	69,000		87,630
QEP Resources Inc, 6.8750%, 3/1/21	201,000		206,527
Range Resources Corp, 5.0000%, 8/15/22	59,000		56,198
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	50,000		52,506
			1,311,812
Financial Institutions – 0.4%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	166,000	EUR	186,170
Industrial – 0.7%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	250,000		244,625
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	135,000		142,931
			387,556
Industrial Conglomerates – 0.2%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	123,000		117,989
Insurance – 0.7%
Brown & Brown Inc, 4.5000%, 3/15/29	137,000		143,844
Magellan Health Inc, 4.9000%, 9/22/24	151,000		149,339
Molina Healthcare Inc, 5.3750%, 11/15/22	67,000		69,680
			362,863
Multiline Retail – 0.1%
JC Penney Corp Inc, 8.1250%, 10/1/19	37,000		36,908
Real Estate Investment Trusts (REITs) – 0.6%
American Homes 4 Rent LP, 4.2500%, 2/15/28	153,000		158,487
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	86,000		90,515
Forestar Group Inc, 8.0000%, 4/15/24 (144A)	59,000		61,876
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000		28,602
			339,480
Technology – 2.8%
CommScope Inc, 8.2500%, 3/1/27 (144A)	274,000		279,439
Lam Research Corp, 4.0000%, 3/15/29	70,000		74,511
Marvell Technology Group Ltd, 4.2000%, 6/22/23	24,000		24,983
Marvell Technology Group Ltd, 4.8750%, 6/22/28	27,000		28,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Micron Technology Inc, 4.9750%, 2/6/26	$140,000	$147,662
Micron Technology Inc, 5.3270%, 2/6/29	140,000	148,140
Total System Services Inc, 4.8000%, 4/1/26	69,000	75,786
Trimble Inc, 4.1500%, 6/15/23	95,000	98,284
Trimble Inc, 4.7500%, 12/1/24	204,000	214,380
Trimble Inc, 4.9000%, 6/15/28	131,000	140,290
Western Digital Corp, 4.7500%, 2/15/26	223,000	218,774
		1,450,859
Transportation – 0.3%
Trinity Industries Inc, 4.5500%, 10/1/24	105,000	103,879
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	60,000	60,900
		164,779
Total Corporate Bonds (cost $14,955,864)		15,347,090
Mortgage-Backed Securities – 6.7%
Fannie Mae Pool:
6.0000%, 2/1/37	1,283	1,482
3.5000%, 10/1/42	11,747	12,170
3.5000%, 12/1/42	26,344	27,292
3.0000%, 2/1/43	1,895	1,926
3.5000%, 2/1/43	19,656	20,338
3.5000%, 4/1/43	20,761	21,481
3.0000%, 5/1/43	3,541	3,597
3.5000%, 11/1/43	16,380	16,969
3.5000%, 4/1/44	21,893	22,826
5.0000%, 7/1/44	14,700	15,986
4.5000%, 10/1/44	7,707	8,382
3.5000%, 2/1/45	32,022	33,133
3.5000%, 2/1/45	4,445	4,599
4.5000%, 3/1/45	12,245	13,318
3.5000%, 12/1/45	7,680	8,014
4.5000%, 2/1/46	21,937	23,511
3.5000%, 7/1/46	30,098	31,251
3.5000%, 7/1/46	12,464	12,896
3.5000%, 8/1/46	20,107	20,759
4.0000%, 10/1/46	1,699	1,805
3.0000%, 2/1/47	25,536	26,001
4.0000%, 5/1/47	78,818	83,808
4.5000%, 5/1/47	3,991	4,289
4.5000%, 5/1/47	3,145	3,361
4.5000%, 5/1/47	3,016	3,199
4.5000%, 5/1/47	2,353	2,528
4.5000%, 5/1/47	2,350	2,492
4.5000%, 5/1/47	2,058	2,199
4.5000%, 5/1/47	1,892	2,021
4.5000%, 5/1/47	1,517	1,629
4.5000%, 5/1/47	1,387	1,490
4.0000%, 6/1/47	3,498	3,642
4.0000%, 6/1/47	1,878	1,955
4.5000%, 6/1/47	11,998	12,640
4.5000%, 6/1/47	2,481	2,666
4.0000%, 7/1/47	3,099	3,226
4.0000%, 7/1/47	2,780	2,895
4.0000%, 7/1/47	2,598	2,705
4.0000%, 7/1/47	1,815	1,889
4.5000%, 7/1/47	8,681	9,146
4.5000%, 7/1/47	7,346	7,739
4.5000%, 7/1/47	6,901	7,271
3.5000%, 8/1/47	9,376	9,647
3.5000%, 8/1/47	6,962	7,187

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/47	$31,464	$33,013
4.0000%, 8/1/47	5,483	5,708
4.0000%, 8/1/47	3,402	3,542
4.0000%, 8/1/47	2,938	3,059
4.5000%, 8/1/47	9,650	10,167
4.5000%, 8/1/47	1,784	1,880
4.0000%, 9/1/47	2,825	2,941
4.5000%, 9/1/47	11,376	11,985
4.5000%, 9/1/47	7,939	8,364
4.5000%, 9/1/47	5,784	6,093
4.0000%, 10/1/47	7,277	7,576
4.0000%, 10/1/47	6,314	6,574
4.0000%, 10/1/47	5,994	6,241
4.0000%, 10/1/47	3,871	4,030
4.0000%, 10/1/47	3,326	3,463
4.5000%, 10/1/47	3,468	3,654
4.5000%, 10/1/47	1,378	1,451
4.0000%, 11/1/47	9,022	9,393
4.0000%, 11/1/47	2,689	2,800
4.5000%, 11/1/47	7,739	8,154
3.5000%, 12/1/47	13,990	14,537
3.5000%, 12/1/47	6,137	6,317
3.5000%, 1/1/48	10,109	10,432
3.5000%, 1/1/48	8,732	8,966
4.0000%, 1/1/48	33,986	35,483
4.0000%, 1/1/48	21,451	22,333
4.0000%, 1/1/48	3,886	4,108
3.5000%, 3/1/48	6,200	6,433
4.0000%, 3/1/48	14,643	15,272
4.0000%, 3/1/48	3,390	3,583
4.5000%, 3/1/48	11,956	12,583
3.5000%, 4/1/48	21,861	22,568
4.0000%, 4/1/48	7,978	8,432
4.5000%, 4/1/48	9,316	9,804
4.0000%, 5/1/48	36,560	37,883
4.0000%, 5/1/48	32,578	33,757
4.5000%, 5/1/48	7,325	7,710
4.5000%, 5/1/48	6,498	6,839
4.0000%, 6/1/48	14,981	15,523
4.5000%, 6/1/48	7,440	7,831
4.0000%, 10/1/48	2,885	3,023
4.5000%, 1/1/49	94,431	99,387
4.5000%, 1/1/49	62,976	66,321
3.0000%, 2/1/57	224,745	226,406
3.5000%, 2/1/57	144,643	149,784
		1,482,763
Freddie Mac Gold Pool:
6.0000%, 4/1/40	30,272	35,058
3.5000%, 2/1/43	10,579	10,953
3.5000%, 2/1/44	12,132	12,560
4.5000%, 5/1/44	7,849	8,408
3.5000%, 12/1/44	32,532	33,680
3.0000%, 1/1/45	8,805	8,955
4.0000%, 5/1/46	6,649	6,950
3.5000%, 7/1/46	8,854	9,120
3.0000%, 10/1/46	38,851	39,395
3.0000%, 12/1/46	26,539	26,911
4.0000%, 3/1/47	3,571	3,754
3.5000%, 9/1/47	33,149	34,314

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 9/1/47	$25,572	$26,326
3.5000%, 9/1/47	14,477	14,904
3.5000%, 11/1/47	24,987	25,956
3.5000%, 11/1/47	11,577	12,037
3.5000%, 12/1/47	35,753	37,139
3.5000%, 12/1/47	24,736	25,695
3.5000%, 12/1/47	8,249	8,576
3.5000%, 2/1/48	8,343	8,662
3.5000%, 2/1/48	8,109	8,332
3.5000%, 3/1/48	25,393	26,377
3.5000%, 3/1/48	6,307	6,521
4.0000%, 3/1/48	9,974	10,409
3.5000%, 4/1/48	2,766	2,860
4.0000%, 4/1/48	24,435	25,292
4.0000%, 4/1/48	5,181	5,400
4.0000%, 5/1/48	23,826	24,661
4.0000%, 5/1/48	21,302	22,085
4.0000%, 6/1/48	10,637	11,028
3.5000%, 8/1/48	25,187	26,043
4.0000%, 8/1/48	78,121	80,994
4.5000%, 8/1/48	10,711	11,242
3.5000%, 11/1/48	33,237	34,405
4.0000%, 1/1/49	15,731	16,690
4.5000%, 1/1/49	104,342	109,885
4.5000%, 4/1/49	143,481	151,141
4.0000%, 5/1/49	359,484	374,317
4.0000%, 5/1/49	199,449	207,679
4.0000%, 5/1/49	47,938	49,916
4.5000%, 6/1/49	111,867	117,119
		1,711,749
Ginnie Mae:
4.5000%, 8/20/48	14,000	14,588
5.0000%, 8/20/48	162,000	169,326
		183,914
Ginnie Mae I Pool:
4.5000%, 8/15/46	29,924	32,248
4.0000%, 7/15/47	13,593	14,241
4.0000%, 8/15/47	2,485	2,604
4.0000%, 11/15/47	8,010	8,392
4.0000%, 12/15/47	10,436	10,933
		68,418
Ginnie Mae II Pool:
4.5000%, 5/20/48	21,638	22,571
4.5000%, 5/20/48	5,178	5,458
4.5000%, 1/20/49	64,765	67,557
		95,586
Total Mortgage-Backed Securities (cost $3,490,875)		3,542,430
Common Stocks – 39.9%
Aerospace & Defense – 1.0%
BWX Technologies Inc	4,718	245,808
United Technologies Corp*	2,012	261,962
		507,770
Banks – 5.7%
Cadence BanCorp	19,601	407,701
Citigroup Inc	6,743	472,212
Citizens Financial Group Inc	13,666	483,230
Pinnacle Financial Partners Inc	5,337	306,771
US Bancorp	13,559	710,492

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Wells Fargo & Co	13,181	$623,725
		3,004,131
Beverages – 1.4%
PepsiCo Inc	5,728	751,113
Biotechnology – 1.1%
Gilead Sciences Inc	8,484	573,179
Building Products – 0.2%
AO Smith Corp	2,535	119,551
Capital Markets – 0.7%
Cohen & Steers Inc	7,216	371,191
Chemicals – 0.8%
NewMarket Corp	1,087	435,822
Commercial Services & Supplies – 1.2%
Republic Services Inc	2,243	194,334
UniFirst Corp/MA	2,405	453,511
		647,845
Consumer Finance – 1.0%
Discover Financial Services	4,459	345,974
Synchrony Financial	4,498	155,946
		501,920
Containers & Packaging – 0.4%
Graphic Packaging Holding Co	14,617	204,346
Diversified Telecommunication Services – 0.8%
Singapore Telecommunications Ltd	160,700	415,798
Electric Utilities – 2.1%
Entergy Corp	1,281	131,853
Evergy Inc	5,571	335,096
Exelon Corp	6,835	327,670
PPL Corp	9,747	302,254
		1,096,873
Energy Equipment & Services – 0.5%
Schlumberger Ltd	7,023	279,094
Equity Real Estate Investment Trusts (REITs) – 4.2%
Equity LifeStyle Properties Inc	4,023	488,151
Lamar Advertising Co	8,154	658,109
Public Storage	1,837	437,518
STAG Industrial Inc	6,935	209,714
Weyerhaeuser Co	15,098	397,681
		2,191,173
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	2,940	458,611
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	4,189	407,967
Health Care Providers & Services – 2.4%
Humana Inc	922	244,607
Quest Diagnostics Inc	10,190	1,037,239
		1,281,846
Household Products – 1.2%
Colgate-Palmolive Co	8,710	624,246
Information Technology Services – 0.7%
Cognizant Technology Solutions Corp	6,041	382,939
Insurance – 1.9%
Chubb Ltd	4,717	694,767
RenaissanceRe Holdings Ltd	1,605	285,706
		980,473
Machinery – 0.9%
Donaldson Co Inc	3,550	180,553

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Lincoln Electric Holdings Inc	3,805	$313,228
		493,781
Oil, Gas & Consumable Fuels – 2.6%
Noble Energy Inc	9,786	219,206
Occidental Petroleum Corp	5,001	251,450
Rattler Midstream LP*	10,161	197,022
Royal Dutch Shell PLC	12,100	395,221
Valero Energy Corp	3,425	293,214
		1,356,113
Pharmaceuticals – 3.7%
Johnson & Johnson	3,166	440,960
Merck & Co Inc	6,603	553,662
Pfizer Inc	12,851	556,705
Sanofi	4,396	379,352
		1,930,679
Real Estate Management & Development – 0.5%
Bridgemarq Real Estate Services	21,800	248,234
Road & Rail – 0.3%
Union Pacific Corp	1,080	182,639
Semiconductor & Semiconductor Equipment – 1.0%
Analog Devices Inc	2,185	246,621
MKS Instruments Inc	3,256	253,610
		500,231
Software – 1.9%
Citrix Systems Inc	2,428	238,284
Microsoft Corp	1,361	182,320
Oracle Corp	10,324	588,158
		1,008,762
Total Common Stocks (cost $17,805,517)		20,956,327
Preferred Stocks – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750%, 8/1/20	140	167,409
Health Care Technology – 0.2%
Change Healthcare Inc, 6.0000%, 6/30/22	1,400	78,820
Total Preferred Stocks (cost $210,000)		246,229
Investment Companies – 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $717,149)	717,149	717,149
Total Investments (total cost $48,661,591) – 99.6%		52,259,702
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		223,733
Net Assets – 100%		$52,483,435

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$44,624,485	85.4%
Cayman Islands	2,771,146	5.3
United Kingdom	1,218,582	2.3
France	517,522	1.0
Luxembourg	498,361	0.9
Canada	419,980	0.8
Singapore	415,798	0.8
Germany	360,010	0.7
Zambia	313,070	0.6
Panama	302,808	0.6
Ireland	203,157	0.4
South Korea	192,562	0.4
Czech Republic	186,170	0.4
Switzerland	167,258	0.3
Israel	68,793	0.1

Total	$52,259,702	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	$44,494	$322	$-	$717,149

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	1,726,555	43,665,811	(44,675,217)	717,149

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	9/18/19	(6,600)	$8,401	$(9)
Euro	9/18/19	(336,200)	384,595	(28)

				(37)
Citibank NA:
British Pound	9/18/19	(548,520)	697,926	(1,024)
Canadian Dollar	9/18/19	(324,460)	247,524	(640)
Euro	9/18/19	(667,080)	763,540	382
Euro	9/18/19	(4,000)	4,575	(1)
Singapore Dollar	9/18/19	(558,720)	413,382	(194)

				(1,477)
JPMorgan Chase & Co.:
British Pound	9/18/19	(19,400)	24,690	(30)
Canadian Dollar	9/18/19	(400)	305	(1)
Euro	9/18/19	(388,500)	444,891	436
Singapore Dollar	9/18/19	(3,700)	2,736	(3)

				402
Total				$(1,112)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
5-Year US Treasury Note	51	9/30/19	$6,025,969	$75,305	$-
90 Day Euro	4	3/16/20	982,900	15,000	(200)
90 Day Euro	4	6/15/20	983,800	15,950	(250)
90 Day Euro	4	9/14/20	984,450	16,550	(250)
Ultra 10-Year Treasury Note	8	9/19/19	1,105,000	24,063	250
US Treasury Long Bond	1	9/19/19	155,594	4,195	(125)
Total - Futures Purchased				151,063	(575)
Futures Sold:
2-Year US Treasury Note	12	9/30/19	(2,582,156)	(14,719)	469
Total				$136,344	$(106)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
NAHYS32V1-5Y, Fixed Rate of 5.00%, Paid Quarterly	6/20/24	720,000	USD	$(44,946)	$(10,168)	$(640)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 818	$ -	$ 818
Variation margin receivable	-	-	719	719

Total Asset Derivatives	$ -	$ 818	$ 719	$1,537

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 1,930	$ -	$1,930
Variation margin payable	640	700	125	1,465

Total Liability Derivatives	$ 640	$ 2,630	$ 125	$3,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 9,937	$ 70,184	$ 80,121
Forward foreign currency exchange contracts	-	40,288	-	40,288
Swap contracts	(2,112)	-	-	(2,112)

Total	$ (2,112)	$ 50,225	$ 70,184	$118,297

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 47,500	$ 88,844	$136,344
Forward foreign currency exchange contracts	-	(16,092)	-	(16,092)
Swap contracts	(10,168)	-	-	(10,168)

Total	$(10,168)	$ 31,408	$ 88,844	$110,084

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2019

Market Value(a)
Credit default swaps, buy protection	$ (4,675)
Forward foreign currency exchange contracts, purchased	15,114
Forward foreign currency exchange contracts, sold	1,381,161
Futures contracts, purchased	7,051,568
Futures contracts, sold	2,042,677

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index 40/60	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%).
Value Income Index 50/50	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2019 is $13,576,619, which represents 25.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,273,821	$-
Bank Loans and Mezzanine Loans	-	4,176,656	-
Corporate Bonds	-	15,347,090	-
Mortgage-Backed Securities	-	3,542,430	-
Common Stocks	20,956,327	-	-
Preferred Stocks	-	246,229	-
Investment Companies	-	717,149	-
Total Investments in Securities	$20,956,327	$31,303,375	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	818	-
Variation Margin Receivable	719	-	-
Total Assets	$20,957,046	$31,304,193	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,930	$-
Variation Margin Payable	825	640	-
Total Liabilities	$825	$2,570	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

24	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$51,542,553
Affiliated investments, at value(2)	717,149
Cash	1,225
Deposits with brokers for centrally cleared derivatives	30,000
Deposits with brokers for futures	60,000
Forward foreign currency exchange contracts	818
Cash denominated in foreign currency(3)	241,601
Closed foreign currency contracts	27,040
Variation margin receivable	719
Non-interested Trustees' deferred compensation	1,328
Receivables:
Fund shares sold	9,361,806
Investments sold	2,164,262
Interest	286,707
Due from adviser	41,685
Dividends	40,026
Foreign tax reclaims	5,325
Dividends from affiliates	5,217
Other assets	5,207
Total Assets	64,532,668
Liabilities:
Due to custodian	620,112
Forward foreign currency exchange contracts	1,930
Closed foreign currency contracts	19,284
Variation margin payable	1,465
Payables:	—
Fund shares repurchased	9,367,159
Investments purchased	1,831,196
Professional fees	51,437
Advisory fees	29,396
Dividends	7,330
Transfer agent fees and expenses	6,966
12b-1 Distribution and shareholder servicing fees	6,672
Custodian fees	2,831
Non-interested Trustees' deferred compensation fees	1,328
Non-interested Trustees' fees and expenses	384
Affiliated fund administration fees payable	122
Accrued expenses and other payables	101,621
Total Liabilities	12,049,233
Net Assets	$52,483,435

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$47,641,822
Total distributable earnings (loss)	4,841,613
Total Net Assets	$52,483,435
Net Assets - Class A Shares	$3,466,821
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	301,692
Net Asset Value Per Share(4)	$11.49
Maximum Offering Price Per Share(5)	$12.19
Net Assets - Class C Shares	$1,722,977
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	150,979
Net Asset Value Per Share(4)	$11.41
Net Assets - Class D Shares	$36,342,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,155,172
Net Asset Value Per Share	$11.52
Net Assets - Class I Shares	$2,044,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	177,349
Net Asset Value Per Share	$11.53
Net Assets - Class N Shares	$3,008,683
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	260,922
Net Asset Value Per Share	$11.53
Net Assets - Class S Shares	$2,233,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,706
Net Asset Value Per Share	$11.53
Net Assets - Class T Shares	$3,664,672
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	317,937
Net Asset Value Per Share	$11.53

(1) Includes cost of $47,944,442.

(2) Includes cost of $717,149.

(3) Includes cost of $241,601.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2019

Investment Income:
Interest	$1,399,857
Dividends	656,775
Dividends from affiliates	44,494
Other income	51,216
Foreign tax withheld	(4,340)
Total Investment Income	2,148,002
Expenses:
Advisory fees	342,510
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,759
Class C Shares	21,444
Class S Shares	961
Transfer agent administrative fees and expenses:
Class D Shares	40,204
Class S Shares	5,284
Class T Shares	7,125
Transfer agent networking and omnibus fees:
Class A Shares	908
Class C Shares	642
Class I Shares	3,043
Other transfer agent fees and expenses:
Class A Shares	794
Class C Shares	546
Class D Shares	6,828
Class I Shares	226
Class N Shares	51
Class S Shares	53
Class T Shares	80
Registration fees	136,172
Shareholder reports expense	84,319
Non-affiliated fund administration fees	67,488
Professional fees	65,414
Custodian fees	13,614
Non-interested Trustees’ fees and expenses	1,418
Affiliated fund administration fees	1,342
Other expenses	29,456
Total Expenses	836,681
Less: Excess Expense Reimbursement and Waivers	(337,815)
Net Expenses	498,866
Net Investment Income/(Loss)	1,649,136

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,065,648
Investments in affiliates	322
Forward foreign currency exchange contracts	40,288
Futures contracts	80,121
Swap contracts	(2,112)
Total Net Realized Gain/(Loss) on Investments	2,184,267
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	197,690
Forward foreign currency exchange contracts	(16,092)
Futures contracts	136,344
Swap contracts	(10,168)
Total Change in Unrealized Net Appreciation/Depreciation	307,774
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,141,177

See Notes to Financial Statements.

28	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2019	Year ended June 30, 2018(1)

Operations:
Net investment income/(loss)	$1,649,136	$1,007,656
Net realized gain/(loss) on investments	2,184,267	1,870,710
Change in unrealized net appreciation/depreciation	307,774	(334,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,141,177	2,544,300
Dividends and Distributions to Shareholders(2)
Class A Shares	(516,417)	N/A
Class C Shares	(340,771)	N/A
Class D Shares	(2,243,141)	N/A
Class I Shares	(267,121)	N/A
Class N Shares	(92,746)	N/A
Class S Shares	(141,437)	N/A
Class T Shares	(182,299)	N/A
Total Dividends and Distributions to Shareholders	(3,783,932)	N/A
Dividends from Net Investment Income(2)
Class A Shares	N/A	(156,214)
Class C Shares	N/A	(75,698)
Class D Shares	N/A	(748,113)
Class I Shares	N/A	(138,209)
Class N Shares	N/A	(19,540)
Class S Shares	N/A	(40,538)
Class T Shares	N/A	(70,369)
Total Dividends from Net Investment Income	N/A	(1,248,681)
Distributions from Net Realized Gain from Investment Transactions(2)
Class A Shares	N/A	(297,302)
Class C Shares	N/A	(227,930)
Class D Shares	N/A	(1,352,620)
Class I Shares	N/A	(245,266)
Class N Shares	N/A	(41,754)
Class S Shares	N/A	(83,069)
Class T Shares	N/A	(135,796)
Total Distributions from Net Realized Gain from Investment Transactions	N/A	(2,383,737)
Net Decrease from Dividends and Distributions to Shareholders	(3,783,932)	(3,632,418)
Capital Share Transactions:
Class A Shares	(4,170,265)	605,933
Class C Shares	(3,739,635)	(117,829)
Class D Shares	2,274,909	1,195,815
Class I Shares	(2,507,101)	(2,130,318)
Class N Shares	1,738,236	1,263,560
Class S Shares	136,790	129,433
Class T Shares	952,455	(1,286,314)
Net Increase/(Decrease) from Capital Share Transactions	(5,314,611)	(339,720)
Net Increase/(Decrease) in Net Assets	(4,957,366)	(1,427,838)
Net Assets:
Beginning of period	57,440,801	58,868,639
End of period(3)	$52,483,435	$57,440,801

(1) Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

(2) The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain from investment transactions was eliminated by the SEC (Securities Exchange Commission) in 2018.

(3) Net assets - End of period includes undistributed (overdistributed) net investment income of $(2,133) as of June 30, 2018. The requirement to disclose undistributed (overdistributed) net investment income was eliminated by the SEC in 2018.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.50	$11.72	$10.87	$11.26	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.20	0.24	0.24	0.22
Net realized and unrealized gain/(loss)	0.46	0.31	1.01	(0.14)	0.05
Total from Investment Operations	0.79	0.51	1.25	0.10	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.25)	(0.26)	(0.23)	(0.29)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.80)	(0.73)	(0.40)	(0.49)	(1.27)
Net Asset Value, End of Period	$11.49	$11.50	$11.72	$10.87	$11.26
Total Return*	7.47%	4.38%	11.71%	1.01%	2.25%
Net Assets, End of Period (in thousands)	$3,467	$7,591	$7,130	$6,082	$6,213
Average Net Assets for the Period (in thousands)	$7,851	$7,370	$6,531	$5,981	$6,599
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.37%	1.29%	1.38%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.95%	0.95%	0.94%	0.97%
Ratio of Net Investment Income/(Loss)	2.93%	1.70%	2.14%	2.19%	1.84%
Portfolio Turnover Rate	144%(2)	100%(2)	86%	77%	89%

Class C Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.53	$11.74	$10.90	$11.28	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.11	0.16	0.16	0.13
Net realized and unrealized gain/(loss)	0.45	0.32	0.99	(0.13)	0.04
Total from Investment Operations	0.75	0.43	1.15	0.03	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.16)	(0.17)	(0.15)	(0.20)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.87)	(0.64)	(0.31)	(0.41)	(1.18)
Net Asset Value, End of Period	$11.41	$11.53	$11.74	$10.90	$11.28
Total Return*	7.09%	3.67%	10.71%	0.38%	1.41%
Net Assets, End of Period (in thousands)	$1,723	$5,426	$5,649	$6,283	$7,029
Average Net Assets for the Period (in thousands)	$5,494	$5,599	$5,470	$6,419	$6,880
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	2.12%	2.06%	2.10%	2.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.70%	1.72%	1.66%	1.72%
Ratio of Net Investment Income/(Loss)	2.62%	0.94%	1.36%	1.47%	1.09%
Portfolio Turnover Rate	144%(2)	100%(2)	86%	77%	89%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.50	$11.72	$10.87	$11.26	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.21	0.26	0.25	0.23
Net realized and unrealized gain/(loss)	0.46	0.31	1.01	(0.14)	0.06
Total from Investment Operations	0.79	0.52	1.27	0.11	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.26)	(0.28)	(0.24)	(0.31)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.77)	(0.74)	(0.42)	(0.50)	(1.29)
Net Asset Value, End of Period	$11.52	$11.50	$11.72	$10.87	$11.26
Total Return*	7.52%	4.51%	11.84%	1.12%	2.39%
Net Assets, End of Period (in thousands)	$36,343	$33,825	$33,243	$26,205	$29,170
Average Net Assets for the Period (in thousands)	$33,596	$33,423	$30,598	$26,758	$29,440
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.27%	1.21%	1.31%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.82%	0.83%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	2.91%	1.82%	2.26%	2.31%	1.97%
Portfolio Turnover Rate	144%(2)	100%(2)	86%	77%	89%

Class I Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.51	$11.73	$10.88	$11.27	$12.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.22	0.27	0.25	0.24
Net realized and unrealized gain/(loss)	0.47	0.31	1.00	(0.13)	0.05
Total from Investment Operations	0.80	0.53	1.27	0.12	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.27)	(0.28)	(0.25)	(0.32)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.78)	(0.75)	(0.42)	(0.51)	(1.30)
Net Asset Value, End of Period	$11.53	$11.51	$11.73	$10.88	$11.27
Total Return*	7.56%	4.57%	11.91%	1.18%	2.39%
Net Assets, End of Period (in thousands)	$2,044	$4,586	$6,814	$3,149	$3,965
Average Net Assets for the Period (in thousands)	$3,890	$6,109	$5,106	$3,682	$4,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.16%	1.13%	1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.76%	0.76%	0.77%	0.74%
Ratio of Net Investment Income/(Loss)	2.91%	1.88%	2.33%	2.36%	2.00%
Portfolio Turnover Rate	144%(2)	100%(2)	86%	77%	89%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Value Plus Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2019	2018(1)
Net Asset Value, Beginning of Period	$11.51	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.35	0.21
Net realized and unrealized gain/(loss)	0.46	0.37
Total from Investment Operations	0.81	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.25)
Distributions (from capital gains)	(0.45)	(0.48)
Total Dividends and Distributions	(0.79)	(0.73)
Net Asset Value, End of Period	$11.53	$11.51
Total Return*	7.65%	5.05%
Net Assets, End of Period (in thousands)	$3,009	$1,221
Average Net Assets for the Period (in thousands)	$1,435	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.08%	1.99%
Portfolio Turnover Rate(3)	144%	100%

Class S Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.51	$11.73	$10.88	$11.26	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.32	0.19	0.23	0.26	0.19
Net realized and unrealized gain/(loss)	0.47	0.30	1.01	(0.13)	0.05
Total from Investment Operations	0.79	0.49	1.24	0.13	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.23)	(0.25)	(0.25)	(0.26)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.77)	(0.71)	(0.39)	(0.51)	(1.24)
Net Asset Value, End of Period	$11.53	$11.51	$11.73	$10.88	$11.26
Total Return*	7.45%	4.23%	11.54%	1.28%	2.00%
Net Assets, End of Period (in thousands)	$2,233	$2,083	$1,993	$2,088	$2,063
Average Net Assets for the Period (in thousands)	$2,119	$2,053	$1,950	$2,023	$2,428
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.63%	1.53%	1.63%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	1.06%	1.07%	0.77%	1.18%
Ratio of Net Investment Income/(Loss)	2.86%	1.59%	2.02%	2.37%	1.57%
Portfolio Turnover Rate	144%(3)	100%(3)	86%	77%	89%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.51	$11.72	$10.88	$11.26	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.20	0.24	0.26	0.22
Net realized and unrealized gain/(loss)	0.46	0.32	1.01	(0.13)	0.04
Total from Investment Operations	0.78	0.52	1.25	0.13	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.25)	(0.27)	(0.25)	(0.29)
Distributions (from capital gains)	(0.45)	(0.48)	(0.14)	(0.26)	(0.98)
Total Dividends and Distributions	(0.76)	(0.73)	(0.41)	(0.51)	(1.27)
Net Asset Value, End of Period	$11.53	$11.51	$11.72	$10.88	$11.26
Total Return*	7.41%	4.49%	11.63%	1.26%	2.18%
Net Assets, End of Period (in thousands)	$3,665	$2,708	$4,039	$1,627	$3,662
Average Net Assets for the Period (in thousands)	$2,857	$3,357	$3,480	$2,419	$4,490
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.35%	1.32%	1.32%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.91%	0.93%	0.73%	0.93%
Ratio of Net Investment Income/(Loss)	2.81%	1.72%	2.14%	2.39%	1.82%
Portfolio Turnover Rate	144%(2)	100%(2)	86%	77%	89%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 47 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business day in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

34	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	35

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

36	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund	37

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

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and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

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Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt

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obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

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assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

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rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$382	$(382)	$—	$—
JPMorgan Chase & Co.	436	(34)	—	402

Total	$818	$(416)	$—	$402
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$37	$—	$—	$37
Citibank NA	1,859	(382)	—	1,477
JPMorgan Chase & Co.	34	(34)	—	—

Total	$1,930	$(416)	$—	$1,514
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a

46	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $487,002 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $481,875 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the

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Notes to Financial Statements

Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2019, Janus Henderson Distributors retained upfront sales charges of $1,807.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2019.

As of June 30, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	47%	3%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	100	4
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2019, the Fund engaged in cross trades amounting to $735,394 in purchases and $5,038,961 in sales, resulting in a net realized loss of $24,495. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 109,212	$ 1,239,862	$ -	$ -	$ -	$ (9,412)	$ 3,501,951

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,757,751	$ 4,224,942	$ (722,991)	$ 3,501,951

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (180,375)	$ -	$ (10,365)	$ (10,365)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,698,658	$ 2,085,274	$ -	$ -

For the year ended June 30, 2018
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,418,161	$ 2,214,257	$ -	$ -

Janus Investment Fund	49

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 361,037	$ 72,280	$ (433,317)

Capital has been adjusted by $361,037, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

6. Capital Share Transactions

	Year ended June 30, 2019		Year ended June 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	56,198	$ 625,519	41,152	$ 484,103
Reinvested dividends and distributions	47,822	514,497	38,288	446,493
Shares repurchased	(462,512)	(5,310,281)	(27,560)	(324,663)
Net Increase/(Decrease)	(358,492)	$(4,170,265)	51,880	$ 605,933
Class C Shares:
Shares sold	71,304	$ 799,423	8,502	$ 100,237
Reinvested dividends and distributions	31,099	334,262	25,737	300,922
Shares repurchased	(422,222)	(4,873,320)	(44,553)	(518,988)
Net Increase/(Decrease)	(319,819)	$(3,739,635)	(10,314)	$ (117,829)
Class D Shares:
Shares sold	685,870	$ 7,732,332	422,896	$ 4,936,817
Reinvested dividends and distributions	203,076	2,188,946	177,634	2,073,268
Shares repurchased	(674,749)	(7,646,369)	(496,509)	(5,814,270)
Net Increase/(Decrease)	214,197	$ 2,274,909	104,021	$ 1,195,815
Class I Shares:
Shares sold	64,328	$ 740,119	112,337	$ 1,321,879
Reinvested dividends and distributions	24,822	267,083	32,313	377,627
Shares repurchased	(310,148)	(3,514,303)	(327,356)	(3,829,824)
Net Increase/(Decrease)	(220,998)	$(2,507,101)	(182,706)	$(2,130,318)
Class N Shares:
Shares sold	165,300	$ 1,862,207	110,590	$ 1,316,218
Reinvested dividends and distributions	8,535	92,746	5,255	61,294
Shares repurchased	(19,024)	(216,717)	(9,734)	(113,952)
Net Increase/(Decrease)	154,811	$ 1,738,236	106,111	$ 1,263,560
Class S Shares:
Shares sold	-	$ (73)	518	$ 6,034
Reinvested dividends and distributions	13,113	141,437	10,588	123,607
Shares repurchased	(391)	(4,574)	(18)	(208)
Net Increase/(Decrease)	12,722	$ 136,790	11,088	$ 129,433
Class T Shares:
Shares sold	246,968	$ 2,827,586	36,356	$ 426,090
Reinvested dividends and distributions	16,789	181,333	17,566	205,160
Shares repurchased	(181,110)	(2,056,464)	(163,204)	(1,917,564)
Net Increase/(Decrease)	82,647	$ 952,455	(109,282)	$(1,286,314)
(1)	Period from August 4, 2017 (inception date) through June 30, 2018 for Class N Shares.

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Janus Henderson Value Plus Income Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$70,103,725	$ 73,984,971	$ 9,643,093	$ 12,418,269

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	51

Janus Henderson Value Plus Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Value Plus Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Value Plus Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	55

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12

Janus Investment Fund	57

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees

58	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	59

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

Janus Investment Fund	61

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Select Value Fund

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Select Value Fund (“Select Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Select Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Select Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Select Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Select Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Select Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Select Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Select Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Select Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Select Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Select Value Fund. The Trustees concluded that this performance fee structure was reasonable for Select Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

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Additional Information (unaudited)

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Select Value Fund, but will utilize new portfolio managers to implement Select Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Select Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Select Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Select Value Fund as part of the efforts to reposition Select Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Select Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Select Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Select Value Fund, potentially resulting in increased operational efficiencies for Select Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Select Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2019:

Capital Gain Distributions	$2,446,311
Dividends Received Deduction Percentage	32%
Qualified Dividend Income Percentage	34%

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	58

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Head of U.S. Securitized Products of Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Capital.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Co-Head of Global Credit Research of Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017- September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Assistant General Counsel of Janus Capital (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Value Plus Income Fund

Notes

NotesPage1

80	JUNE 30, 2019

Janus Henderson Value Plus Income Fund

Notes

NotesPage2

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-02-93035 08-19

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, William D. Stewart, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $996,710 in fiscal 2019 and $1,045,308 in fiscal 2018.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $16,600 in fiscal 2019 and $14,556 in fiscal 2018.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $211,345 in fiscal 2019 and $209,619 in fiscal 2018.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2019 and $0 in fiscal 2018.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $211,345 in fiscal 2019 and $209,619 in fiscal 2018.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2019

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2019